As filed with the SEC on December 30, 2009.

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-04556

TRANSAMERICA FUNDS
(Exact name of registrant as specified in charter)

570 Carillon Parkway, St. Petersburg, Florida		33716
(Address of principal executive offices)		(Zip code)

Dennis P. Gallagher, Esq. P.O. Box 9012, Clearwater, Florida 33758-9771
(Name and address of agent for service)

Registrant’s telephone number, including area code:	(727) 299-1800

Date of fiscal year end:	October 31

Date of reporting period:	November 1, 2008 - October 31, 2009

Item 1: Report(s) to Shareholders.  The Annual Report is attached.

Fund of Funds

Annual Report

October 31, 2009

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder:

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your portfolios. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  During the past twelve months, markets have oscillated from significant weakness in conjunction with investors’ concerns over the health of the economy and the labor market to strength in conjunction with investor optimism of recovery and bargain hunting.  The equity markets touched new lows in March 2009, and then subsequently rallied sharply.  The period ended in October with positive twelve month returns for both the broad equity and bond markets.  As economic recovery prospects have improved, the U.S. dollar has weakened versus the Euro, Pound Sterling, and Japanese Yen.  Oil prices have been quite volatile over the past year, hitting their lows in January 2009 and recovering to end higher at the end of the period.  From a rate of 1.00% at the beginning of the period, the Federal Reserve lowered the federal funds rate in December 2008 to a range of 0%-0.25% in an effort to stimulate the economy.  The unemployment rate has continued to climb and reached 10.2% in October.  Bargain hunting and an increased appetite for risk following market lows in March 2009 has led to strong gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks and high-yield bonds.  Treasuries and money market securities have lagged on a relative basis.  For the twelve months ending October 31, 2009, the Dow Jones Industrial Average returned 7.71%; the Standard & Poor’s 500 Index returned 9.80%; and the Barclays Capital U.S. Aggregate Bond Index returned 13.79%.  Please keep in mind, it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Senior Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica Asset Allocation — Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the financial markets. Although the period does not include September and October 2008—when we witnessed the demise of Lehman Brothers, the Merrill Lynch and Wachovia rescues, and the government seizures of Fannie Mae, Freddie Mac, Washington Mutual, and AIG—the market fallout from the financial sector’s near-collapse persisted well into the winter. With the housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) continued to plunge until finally bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from November 1, 2008 (the start of the fiscal year covered by this report), the S&P 500 lost about 29% through March 9. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices in 2009’s first quarter. Aside from U.S. Treasuries—whose prices had been driven up by safety-seeking investors—most bonds had faltered along with the stock market through October 2008. But starting in November, the broader bond market gradually reclaimed its traditional status as a relatively safe harbor. Treasuries still reigned, but eventually high-quality corporate bonds also performed well as investors fled equities. The Barclays Capital Corporate Investment Grade Index (“BC Corporate Investment Grade”), which had lost almost 14% in September and October, recouped about 8% from November 1 through March 9, 2009. Junk-rated corporates still lagged, however.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The rally, which saw the S&P 500 rise more than 55% from March 10 through October 31, favored the most economically sensitive sectors as investors grew more confident that the economy’s nadir had come and gone. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains. The S&P 500’s financials sector shot up almost 128% over that stretch, while industrials and information technology both rebounded nearly 69%. Basic materials were close behind with a 65% return. Traditionally, defensive sectors, such as health care, consumer staples, and utilities, rebounded only about half as much. Other risky asset classes were also rewarded. Small-cap stocks jumped more than 65% as measured by the Russell 2000® Index, and the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) soared nearly 92% in U.S. dollar terms. Even the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) of developed foreign markets gained 72% on a dollar basis. Both international indices were significantly helped by the greenback’s fall as investors who had flocked to the dollar’s perceived safety began exiting after March.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in such demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 21% according to the BC Corporate Investment Grade. The corresponding high-yield index rallied almost 54%.

For the 12-month period as a whole, the S&P 500 gained 9.80%. Within the U.S., mid-cap companies out-performed both large and small companies. In the large-cap realm, value stocks—which include the big banks, brokers, and insurers—dramatically underperformed growth stocks, although that relationship didn’t hold in the smaller-cap ranges. The MSCI-EAFE Index returned an impressive 27.71% in dollar terms (less than half that without factoring in the dollar’s depreciation). The MSCI Emerging Markets soared nearly 65% over the period. The Barclays Capital U.S. Aggregate Bond Index (“BCAB”) rose 13.79%, with junk bonds leading the rebound.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Asset Allocation—Conservative Portfolio Class A returned 21.76%. By comparison, its primary and secondary benchmarks, the BCAB and the Wilshire 5000 Total Market Index, returned 13.79% and 11.33%, respectively.

STRATEGY REVIEW

This portfolio is structured to provide a mix of approximately 35% equity and 65% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The larger fixed-income portion covers investment-grade and lower-credit holdings, including government, investment-grade corporate, investment-grade foreign, high-yield corporate, convertible, and emerging-markets bonds. The portfolio also includes emerging-market stocks, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets with a fixed-income emphasis, and the portfolio is more broadly diversified than most traditional balanced funds. No one can predict with consistency which asset classes and investment styles will out-perform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each.

Diversification can also smooth out risk, although it can not prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn. Nevertheless, the portfolio out-performed both its bond benchmark and its equity benchmark over the 12-month period, and ranked in the top quartile of its Morningstar category. Three main factors explain the out-performance. First, our bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. The credit-sensitive holdings performed especially well. Transamerica High Yield Bond surged significantly and Transamerica Loomis Sayles Bond, a multi-sector bond fund that has exposure to high-yield and foreign bonds, was also up significantly.

Transamerica Funds	Annual Report 2009

1

Transamerica Van Kampen Emerging Markets Debt also gained.  The portfolio’s largest position, Transamerica PIMCO Total Return, rose an impressive amount and Transamerica PIMCO Real Return TIPS was up as well. Second, as part of our standard diversification, we hold about 30% of the equity stake in international stocks; and as mentioned, international markets gained more than the domestic stock market over the period. Also, we directed about a fourth of the international sleeve toward emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were the portfolio’s two biggest gainers, and most of the other international funds were among the top performers. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between three and seven percentage points below the normal 35% target throughout the worst months of the stock market’s downturn. Given that fewer than half of our underlying funds beat their Morningstar category medians over the one-year period, we primarily credit the above factors for the portfolio’s out-performance.

During the period, we added three new underlying funds. Transamerica JPMorgan Core Bond, a historically successful bond strategy targeting high-quality bonds, was added to the Transamerica fund menu, enabling us to introduce it to the portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position. Transamerica Thornburg International Value has an outstanding record in the foreign large blend style. We added the fund in November 2008, primarily on the basis of the manager’s skill, but the fund also fleshes out our large-cap style coverage. Transamerica MFS International Equity was also added in late 2008 after an I share was created. Its parent fund has a strong history of investing with a growth-leaning style, and it complemented other foreign funds we already had in place.

We also eliminated several funds during the period. In late 2008, we decided to sell our position in Transamerica Small/Mid Cap Value after its sole manager resigned and was replaced by a team with more of a growth than value-style background. In the spring, we liquidated our position in Transamerica Bjurman, Barry Micro Emerging Growth after its management decided to close their firm. Then in September, we discontinued using five funds because of a change in the Transamerica fund-lineup rationalization. The funds were Transamerica American Century Large Company Value, Transamerica Marsico Growth, Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other portfolio holdings in a way that preserved the careful diversification and balance of the portfolio.

The question on many investors’ minds now is whether both stocks and credit-sensitive bonds have soared too fast and too high given economic conditions. When global security markets do settle down, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

2

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	21.76%	3.95%	4.88%	03/01/2002
Class A (POP)	15.10%	2.79%	4.11%	03/01/2002
Barclays Capital U.S. Aggregate Bond Index*	13.79%	5.05%	5.46%	03/01/2002
Wilshire 5000*	11.33%	1.05%	2.17%	03/01/2002
Class B (NAV)	21.01%	3.30%	4.20%	03/01/2002
Class B (POP)	16.01%	3.13%	4.20%	03/01/2002
Class C (NAV)	21.09%	3.32%	5.93%	11/11/2002
Class C (POP)	20.09%	3.32%	5.93%	11/11/2002
Class R (NAV)	21.59%	N/A	2.57%	06/15/2006

NOTES

* The Barclays Capital U.S. Aggregate Bond Index and the Wilshire 5000 Total Market ("Wilshire 5000") Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

3

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the financial markets. Although the period does not include September and October 2008—when we witnessed the demise of Lehman Brothers, the Merrill Lynch and Wachovia rescues, and the government seizures of Fannie Mae, Freddie Mac, Washington Mutual, and AIG—the market fallout from the financial sector’s near-collapse persisted well into the winter. With the housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) continued to plunge until finally bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from November 1, 2008 (the start of the fiscal year covered by this report), the S&P 500 lost about 29% through March 9. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices in 2009’s first quarter.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The rally, which saw the S&P 500 rise more than 55% from March 10 through October 31, favored the most economically sensitive sectors as investors grew more confident that the economy’s nadir had come and gone. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains. The S&P 500’s financials sector shot up almost 128% over that stretch, while industrials and information technology both rebounded nearly 69%. Basic materials were close behind with a 65% return. Traditionally, defensive sectors, such as health care, consumer staples, and utilities, rebounded only about half as much. Other risky asset classes were also rewarded. Small-cap stocks jumped more than 65% as measured by the Russell 2000® Index, and the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) soared nearly 92% in U.S. dollar terms. Even the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) of developed foreign markets gained 72% on a dollar basis. Both international indices were significantly helped by the greenback’s fall as investors who had flocked to the dollar’s perceived safety began exiting after March.

For the 12-month period as a whole, the S&P 500 gained 9.80%. Within the U.S., mid-cap companies out-performed both large and small companies. In the large-cap realm, value stocks—which include the big banks, brokers, and insurers—dramatically underperformed growth stocks, although that relationship didn’t hold in the smaller-cap ranges. The MSCI-EAFE Index returned an impressive 27.71% in dollar terms (less than half that without factoring in the dollar’s depreciation). The MSCI Emerging Markets Index soared nearly 65% over the period.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Asset Allocation—Growth Portfolio Class A returned 14.46%. By comparison, its benchmark, the Wilshire 5000 Total Market Index, returned 11.33%.

STRATEGY REVIEW

This portfolio is structured to provide broadly diversified coverage of the domestic and international equity markets, across a range of market capitalizations and investment styles. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the equity markets, and the portfolio is more broadly diversified across investment styles than most market indices. No one can predict with consistency which investment styles will out-perform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each.

Diversification can also smooth out risk, although it can not prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn. Nevertheless, the portfolio out-performed its benchmark and ranked in the top third of its Morningstar category. Two main factors explain the out-performance. First, as part of our standard diversification we hold about 30% of the diversified-equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. Also, we directed about a fourth of the international sleeve toward emerging markets, which soared. Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were the portfolio’s two biggest gainers by far, and most of the other international funds were among the top performers. Second, our small- and mid-cap exposure helped, as Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, and Transamerica Oppenheimer Small- & Mid-Cap Value all rode the rebound to impressive gains for the one-year period. Finally, our alternative-strategy allocation helped soften losses during the market downturn—to a greater degree than they hindered the portfolio in the rebound. Given that fewer than half of our underlying funds beat their Morningstar category medians over the one-year period, we primarily credit the above factors for the portfolio’s out-performance.

During the period, we introduced one new underlying fund, Transamerica MFS International Equity, which was added in late 2008 after an I share was created. Its parent fund has a strong history of investing with a growth-leaning style, and it complemented other foreign funds we already had in place.

4

We also eliminated several funds during the period. In late 2008, we decided to sell our position in Transamerica Small/Mid Cap Value after its sole manager resigned and was replaced by a team with more of a growth than value-style background. In the spring, we liquidated our position in Transamerica Bjurman, Barry Micro Emerging Growth after its management decided to close their firm. Then in September, we discontinued using five funds because of a change in the Transamerica fund-lineup. The funds were Transamerica American Century Large Company Value, Transamerica Marsico Growth, Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other portfolio holdings in a way that preserved the careful diversification and balance of the portfolio.

The question on many investors’ minds now is whether stocks have soared too fast and too high given economic conditions. When global security markets do settle down, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

5

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	14.46%	1.67%	2.04%	03/01/2002
Class A (POP)	8.12%	0.52%	1.30%	03/01/2002
Wilshire 5000*	11.33%	1.05%	2.17%	03/01/2002
Class B (NAV)	13.78%	0.98%	1.38%	03/01/2002
Class B (POP)	8.78%	0.80%	1.38%	03/01/2002
Class C (NAV)	13.72%	1.06%	5.13%	11/11/2002
Class C (POP)	12.72%	1.06%	5.13%	11/11/2002
Class R (NAV)	14.35%	N/A	(3.34)%	06/15/2006

NOTES

* The Wilshire 5000 Total Market (“Wilshire 5000”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

6

Transamerica Asset Allocation — Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the financial markets. Although the period does not include September and October 2008—when we witnessed the demise of Lehman Brothers, the Merrill Lynch and Wachovia rescues, and the government seizures of Fannie Mae, Freddie Mac, Washington Mutual, and AIG—the market fallout from the financial sector’s near-collapse persisted well into the winter. With the housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) continued to plunge until finally bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from November 1, 2008 (the start of the fiscal year covered by this report), the S&P 500 lost about 29% through March 9. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices in 2009’s first quarter. Aside from U.S. Treasuries—whose prices had been driven up by safety-seeking investors—most bonds had faltered along with the stock market through October 2008. But starting in November, the broader bond market gradually reclaimed its traditional status as a relatively safe harbor. Treasuries still reigned, but eventually high-quality corporate bonds also performed well as investors fled equities. The Barclays Capital Corporate Investment Grade Index (“BC Corporate Investment Grade”), which had lost almost 14% in September and October, recouped about 8% from November 1 through March 9, 2009. Junk-rated corporates still lagged, however.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The rally, which saw the S&P 500 rise more than 55% from March 10 through October 31, favored the most economically sensitive sectors as investors grew more confident that the economy’s nadir had come and gone. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains. The S&P 500’s financials sector shot up almost 128% over that stretch, while industrials and information technology both rebounded nearly 69%. Basic materials were close behind with a 65% return. Traditionally, defensive sectors, such as health care, consumer staples, and utilities, rebounded only about half as much. Other risky asset classes were also rewarded. Small-cap stocks jumped more than 65% as measured by the Russell 2000® Index, and the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) soared nearly 92% in U.S. dollar terms. Even the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) of developed foreign markets gained 72% on a dollar basis. Both international indices were significantly helped by the greenback’s fall as investors who had flocked to the dollar’s perceived safety began exiting after March.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in such demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 21% according to the BC Corporate Investment Grade. The corresponding high-yield index rallied almost 54%.

For the 12-month period as a whole, the S&P 500 gained 9.80%. Within the U.S., mid-cap companies out-performed both large and small companies. In the large-cap realm, value stocks—which include the big banks, brokers, and insurers—dramatically underperformed growth stocks, although that relationship didn’t hold in the smaller-cap ranges. The MSCI-EAFE Index returned an impressive 27.71% in dollar terms (less than half that without factoring in the dollar’s depreciation). The MSCI Emerging Markets soared nearly 65% over the period. The Barclays Capital U.S. Aggregate Bond Index (“BCAB”) rose 13.79%, with junk bonds leading the rebound.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Asset Allocation—Moderate Growth Portfolio Class A returned 17.47%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the BCAB, returned 11.33% and 13.79%, respectively.

STRATEGY REVIEW

This portfolio is structured to provide a mix of approximately 70% equity and 30% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most traditional balanced funds. No one can predict with consistency which asset classes and investment styles will out-perform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each.

Diversification can also smooth out risk, although it can not prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn. Nevertheless, the portfolio out-performed both its equity benchmark and its bond benchmark over the 12-month period, and ranked in the top half of its Morningstar category. Three main factors explain the out-performance. First, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. Also, we directed about a fourth of the international sleeve toward emerging markets, which soared.

7

Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were the portfolio’s two biggest gainers, and most of the other international funds were among the top performers. Second, our bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. Transamerica High Yield Bond surged significantly and Transamerica Loomis Sayles Bond, a multi-sector bond fund that has exposure to high-yield and foreign bonds, was up. Transamerica Van Kampen Emerging Markets Debt also gained significantly. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between six and 12 percentage points below the normal 70% target throughout the worst months of the stock market’s downturn. Given that fewer than half of our underlying funds beat their Morningstar category medians over the one-year period, we primarily credit the above factors for the portfolio’s out-performance.

During the period, we added two new underlying funds. Transamerica JPMorgan Core Bond, a historically successful bond strategy targeting high-quality bonds, was added to the Transamerica fund menu, enabling us to introduce it to the portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position. Transamerica MFS International Equity was also added in late 2008 after an I share was created. Its parent fund has a strong history of investing with a growth-leaning style, and it complemented other foreign funds we already had in place.

We also eliminated several funds during the period. In late 2008, we decided to sell our position in Transamerica Small/Mid Cap Value after its sole manager resigned and was replaced by a team with more of a growth than value-style background. In the spring, we liquidated our position in Transamerica Bjurman, Barry Micro Emerging Growth after its management decided to close their firm. Then in September, we discontinued using five funds because of a change in the Transamerica fund-lineup. The funds were Transamerica American Century Large Company Value, Transamerica Marsico Growth, Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other portfolio holdings in a way that preserved the careful diversification and balance of the portfolio.

The question on many investors’ minds now is whether stocks have soared too fast and too high given economic conditions. When global security markets do settle down, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

8

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	17.47%	2.93%	3.32%	03/01/2002
Class A (POP)	10.96%	1.77%	2.56%	03/01/2002
Wilshire 5000*	11.33%	1.05%	2.17%	03/01/2002
Barclays Capital U.S. Aggregate Bond Index*	13.79%	5.05%	5.46%	03/01/2002
Class B (NAV)	16.69%	2.24%	2.63%	03/01/2002
Class B (POP)	11.69%	2.07%	2.63%	03/01/2002
Class C (NAV)	16.77%	2.29%	5.71%	11/11/2002
Class C (POP)	15.77%	2.29%	5.71%	11/11/2002
Class R (NAV)	17.29%	N/A	(0.72)%	06/15/2006

NOTES

* The Wilshire 5000 Total Market (“Wilshire 5000”) Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

9

Transamerica Asset Allocation — Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the financial markets. Although the period does not include September and October 2008—when we witnessed the demise of Lehman Brothers, the Merrill Lynch and Wachovia rescues, and the government seizures of Fannie Mae, Freddie Mac, Washington Mutual, and AIG—the market fallout from the financial sector’s near-collapse persisted well into the winter. With the housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) continued to plunge until finally bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from November 1, 2008 (the start of the fiscal year covered by this report), the S&P 500 lost about 29% through March 9. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices in 2009’s first quarter. Aside from U.S. Treasuries—whose prices had been driven up by safety-seeking investors—most bonds had faltered along with the stock market through October 2008. But starting in November, the broader bond market gradually reclaimed its traditional status as a relatively safe harbor. Treasuries still reigned, but eventually high-quality corporate bonds also performed well as investors fled equities. The Barclays Capital Corporate Investment Grade Index (“BC Corporate Investment Grade”), which had lost almost 14% in September and October, recouped about 8% from November 1 through March 9, 2009. Junk-rated corporates still lagged, however.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The rally, which saw the S&P 500 rise more than 55% from March 10 through October 31, favored the most economically sensitive sectors as investors grew more confident that the economy’s nadir had come and gone. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains. The S&P 500’s financials sector shot up almost 128% over that stretch, while industrials and information technology both rebounded nearly 69%. Basic materials were close behind with a 65% return. Traditionally, defensive sectors, such as health care, consumer staples, and utilities, rebounded only about half as much. Other risky asset classes were also rewarded. Small-cap stocks jumped more than 65% as measured by the Russell 2000® Index, and the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) soared nearly 92% in U.S. dollar terms. Even the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) of developed foreign markets gained 72% on a dollar basis. Both international indices were significantly helped by the greenback’s fall as investors who had flocked to the dollar’s perceived safety began exiting after March.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in such demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 21% according to the BC Corporate Investment Grade. The corresponding high-yield index rallied almost 54%.

For the 12-month period as a whole, the S&P 500 gained 9.80%. Within the U.S., mid-cap companies out-performed both large and small companies. In the large-cap realm, value stocks—which include the big banks, brokers, and insurers—dramatically underperformed growth stocks, although that relationship didn’t hold in the smaller-cap ranges. The MSCI-EAFE Index returned an impressive 27.71% in dollar terms (less than half that without factoring in the dollar’s depreciation). The MSCI Emerging Markets soared nearly 65% over the period. The Barclays Capital U.S. Aggregate Bond Index (“BCAB”) rose 13.79%, with junk bonds leading the rebound.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Asset Allocation—Moderate Portfolio Class A returned 19.99%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market Index and the BCAB, returned 11.33% and 13.79%, respectively.

STRATEGY REVIEW

This portfolio is structured to provide a mix of approximately 50% equity and 50% fixed-income securities (including cash) under normal conditions. The equity side provides broad coverage of both domestic and international markets, across a range of investment styles. The fixed-income portion covers investment-grade and credit-sensitive holdings, as well as international bonds. The portfolio also includes emerging markets, global real estate, and alternative strategies. The goal is to provide investors one-stop coverage of the financial markets, and the portfolio is more broadly diversified than most traditional balanced funds. No one can predict with consistency which asset classes and investment styles will out-perform in any given quarter or year. But by diversifying across all of them, one can capture the long-term performance of each.

Diversification can also smooth out risk, although it can not prevent losses in short-term periods when many asset classes drop simultaneously, as happened in the recent downturn. Nevertheless, the portfolio out-performed both its equity benchmark and its bond benchmark over the 12-month period, and ranked in the top quartile of its Morningstar category. Three main factors explain the out-performance. First, as part of our standard diversification we hold about 30% of the equity stake in international stocks, and as mentioned, international markets gained more than the domestic stock market over the period. Also, we directed about a fourth of the international sleeve toward emerging markets, which soared.

10

Indeed, our two emerging-markets funds, Transamerica Oppenheimer Developing Markets and Transamerica WMC Emerging Markets, were the portfolio’s two biggest gainers, and most of the other international funds were among the top performers. Second, our bond portfolio, which had suffered through much of 2008, benefited from the strong rebound in the credit markets in 2009. Transamerica High Yield Bond surged significantly and Transamerica Loomis Sayles Bond, a multi-sector bond fund that has exposure to high-yield and foreign bonds, was up. Transamerica Van Kampen Emerging Markets Debt also gained significantly. Finally, although our asset-allocation targets are strategic in nature rather than tactical, we did hold our equity weight between six and 11 percentage points below the normal 50% target throughout the worst months of the stock market’s downturn. Given that fewer than half of our underlying funds beat their Morningstar category medians over the one-year period, we primarily credit the above factors for the portfolio’s out-performance.

During the period, we added three new underlying funds. Transamerica JPMorgan Core Bond, a historically successful bond strategy targeting high-quality bonds, was added to the Transamerica fund menu, enabling us to introduce it to the portfolio in July 2009. We invested in it both for its talented management and also to absorb some of the assets in Transamerica PIMCO Total Return, previously the only core bond fund available to us and thus a particularly large position. Transamerica Thornburg International Value has an outstanding record in the large-cap core style. We added the fund in November 2008, primarily on the basis of the manager’s skill, but the fund also fleshes out our large-cap style coverage. Transamerica MFS International Equity was also added in late 2008 after an I share was created. Its parent fund has a strong history of investing with a growth-leaning style, and it complemented other foreign funds we already had in place.

We also eliminated several funds during the period. In late 2008, we decided to sell our position in Transamerica Small/Mid Cap Value after its sole manager resigned and was replaced by a team with more of a growth than value-style background. In the spring, we liquidated our position in Transamerica Bjurman, Barry Micro Emerging Growth after its management decided to close their firm. Then in September, we discontinued using five funds because of a change in the Transamerica fund-lineup. The funds were Transamerica American Century Large Company Value, Transamerica Marsico Growth, Transamerica Marsico International Growth, Transamerica Evergreen International Small Cap, and Transamerica Evergreen Health Care. Assets in those funds were distributed to various other portfolio holdings in a way that preserved the careful diversification and balance of the portfolio.

The question on many investors’ minds now is whether stocks have soared too fast and too high given economic conditions. When global security markets do settle down, we believe the stock- and bond-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

11

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	19.99%	3.68%	4.25%	03/01/2002
Class A (POP)	13.40%	2.52%	3.49%	03/01/2002
Wilshire 5000*	11.33%	1.05%	2.17%	03/01/2002
Barclays Capital U.S. Aggregate Bond Index*	13.79%	5.05%	5.46%	03/01/2002
Class B (NAV)	19.16%	3.00%	3.57%	03/01/2002
Class B (POP)	14.16%	2.83%	3.57%	03/01/2002
Class C (NAV)	19.24%	3.03%	6.05%	11/11/2002
Class C (POP)	18.24%	3.03%	6.05%	11/11/2002
Class R (NAV)	19.81%	N/A	1.24%	06/15/2006

NOTES

* The Wilshire 5000 Total Market (“Wilshire 5000”) Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

12

Transamerica Multi-Manager Alternative Strategies Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the financial markets. Although the period does not include September and October 2008—when we witnessed the demise of Lehman Brothers, the Merrill Lynch and Wachovia rescues, and the government seizures of Fannie Mae, Freddie Mac, Washington Mutual, and AIG—the market fallout from the financial sector’s near-collapse persisted well into the winter. With the housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) continued to plunge until finally bottoming on March 9, 2009, by which point it was off 55% from its 2007 peak.

Measured from November 1, 2008 (the start of the fiscal year covered by this report), the S&P 500 lost about 29% through March 9. The losses in international markets were in the same neighborhood, although emerging markets fell less, thanks partly to improving oil prices in 2009’s first quarter. Aside from U.S. Treasuries—whose prices had been driven up by safety-seeking investors—most bonds had faltered along with the stock market through October 2008. But starting in November, the broader bond market gradually reclaimed its traditional status as a relatively safe harbor. Treasuries still reigned, but eventually high-quality corporate bonds also performed well as investors fled equities. The Barclays Capital Corporate Investment Grade Index (“BC Corporate Investment Grade”), which had lost almost 14% in September and October, recouped about 8% from November 1 through March 9, 2009. Junk-rated corporates still lagged, however.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The rally, which saw the S&P 500 recover more than 55% from March 10 through October 31, favored the most economically sensitive sectors as investors grew more confident that the economy’s nadir had come and gone. Cyclical sectors, including industrials, technology, and especially the ravaged financials arena, recorded the most dramatic gains. The S&P 500’s financials sector shot up almost 128% over that stretch, while industrials and information technology both rebounded nearly 69%. Basic materials were close behind with a 65% return. Traditionally, defensive sectors, such as health care, consumer staples, and utilities, rebounded only about half as much. Other risky asset classes were also rewarded. Small-cap stocks jumped more than 65% as measured by the Russell 2000® Index, and the Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) soared nearly 92% in U.S. dollar terms. Even the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) of developed international markets gained 72% on a dollar basis; that result was significantly influenced by the greenback’s fall against most currencies as investors who had flocked to the dollar’s perceived safety began exiting after March.

Meanwhile, the credit markets continued to improve as lending activity gradually resumed. Treasuries were no longer in such demand, but bonds with credit risk basked in investors’ returning confidence. Investment-grade corporate bonds gained 21% according to the BC Corporate Investment Grade. The corresponding high-yield index rallied almost 54%.

For the 12-month period as a whole, the S&P 500 gained 9.80%. Within the U.S., mid-cap companies out-performed both large and small companies. In the large-cap realm, value stocks—which include the big banks, brokers, and insurers—dramatically underperformed growth stocks, although that relationship didn’t hold in the smaller-cap ranges. The MSCI-EAFE Index returned an impressive 27.71% in dollar terms (less than half that without factoring in the dollar’s depreciation). The MSCI Emerging Markets soared nearly 65% over the period. The Barclays Capital U.S. Aggregate Bond Index rose 13.79%, with junk bonds leading the rebound.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Multi-Manager Alternative Strategies Portfolio Class A returned 17.21%. By comparison, its benchmark, the Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap (“BofA Merrill Lynch 3-Month Treasury Bill”), returned 3.35%.

STRATEGY REVIEW

This portfolio is meant to provide diversification away from the mainstream stock and bond asset classes by combining absolute-return, unconventional equity, and lower-correlated fixed-income sleeves. Even though replicating hedge-fund performance is not the portfolio’s objective, we aim to provide a hedge-like performance profile in a mutual-fund format.

Viewed in this light, the portfolio by and large achieved its objectives over the 12-month reporting period. From November 1, 2008 to the stock market’s low point on March 9, 2009, the S&P 500 lost about 29% and the portfolio lost less than 11%. In the subsequent rebound between March 10 and October 31, 2009, the S&P 500 rose slightly more than 55% while the portfolio gained more than 31%. It was essentially impossible to avoid high correlation with the equity market amid one of the sharpest global market moves in history, but the portfolio was less correlated with the stock market on the downside than it was on the upside. Its loss during the downturn amounted to about 37% of the S&P 500’s loss, while during the rebound the portfolio captured more than half of the index’s gain. Although the portfolio exhibited increased stock-market correlation over the 12-month period, it handily out-performed both the stock and bond markets, as well as its BofA Merrill Lynch 3 Month Treasury Bill benchmark.

13

This performance came despite disappointing showings from some of the underlying funds. In particular, three of the absolute-return managers lagged. Transamerica BNY Mellon Market Neutral Strategy posted a loss for the period, while Transamerica Federated Market Opportunity and Transamerica UBS Dynamic Alpha (the latter under new management as of this writing and renamed Transamerica First Quadrant Global Macro) underperformed both stocks and bonds. These funds did, however, live up to our expectation that they would be the least market-correlated among the underlying funds; and as a group, they were among the best performers in the downturn. Meanwhile other underlying funds delivered powerful returns. Transamerica Oppenheimer Developing Markets, Transamerica Loomis Sayles Bond, and Transamerica Schroders International Small Cap each returned in excess of 40% for the period. Solid gains from Transamerica BlackRock Natural Resources, Transamerica BlackRock Global Allocation, and Transamerica JPMorgan International Bond filled in the middle.

The portfolio is not tactical in nature, so we did not actively change the allocations during the period. Indeed, our most important decision of the year was to stick with our carefully designed strategic asset mix as the markets were plummeting. Over the year as a whole, our weightings of the underlying strategies resulted in a decent overall performance pattern under extreme circumstances.

The portfolio did undergo some small changes, however. In the spring, we liquidated our position in Transamerica Bjurman, Barry Micro Emerging Growth because its management decided to close their firm. We moved those assets to Transamerica Third Avenue Value. One of the more idiosyncratic equity managers around, Transamerica Third Avenue Value is a good fit for this portfolio. In late September, Transamerica Evergreen International Small Cap was no longer a part of the fund-lineup due to changes effected by Transamerica Asset Management, Inc., the fund’s adviser.  The portfolio received shares of Transamerica Neuberger Berman International as part of that change. Those shares make up less than half a percent of the portfolio’s assets.

This past year’s extreme market volatility served as a fairly intense stress test for this portfolio’s approach, and we take some encouragement from the portfolio’s performance over the period despite certain disappointments. We cannot say whether the stock and credit markets’ heady gains of the last eight months are warranted by economic conditions, or poised to reverse to one degree or another. But the past year does afford greater confidence that the portfolio could reasonably withstand any residual aftershocks that might reverberate in the months ahead.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D.,CFA

Co-Portfolio Managers

Morningstar Associates, LLC

14

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	17.21%	(0.10)%	12/28/2006
Class A (POP)	10.80%	(2.06)%	12/28/2006
BofA Merrill Lynch 3-Month Treasury Bill *	3.35%	5.67%	12/28/2006
Class C (NAV)	16.37%	(0.74)%	12/28/2006
Class C (POP)	15.37%	(0.74)%	12/28/2006

NOTES

* The Bank of America Merrill Lynch 3-Month Treasury Bill + 3% Wrap (“BofA Merrill Lynch 3-Month Treasury Bill”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge of 1% (during the first 12 months) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The portfolio may utilize strategies and hedging techniques in matched combinations that are designed to neutralize or offset the risks of each strategy employing these techniques separately.  Some strategies include long/short and market neutral strategies; bear markets strategies; tactical investment strategies (debt and/or equity); foreign currency trading strategies; global real estate securities; commodities and/or natural resources and/or precious metals; and non-traditional investments (such as micro-cap stocks and emerging market stocks).  There is no assurance that these strategies will protect against losses.  Certain hedging techniques and leverage employed in the management of the portfolio may accelerate the velocity of possible losses. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

15

Transamerica Multi-Manager International Portfolio

(unaudited)

MARKET ENVIRONMENT

The 12-month period ending October 31, 2009 was an eventful one in the global financial markets. Although the period does not include September and October 2008, when a number of major financial institutions were seized, rescued, or simply allowed to fail, the market fallout from the financial sector’s near-collapse persisted well into the winter. With the U.S. housing market sinking further, banks taking massive write-offs, and even credit-worthy companies struggling to secure routine daily financing, the stock and bond markets remained in their panicked state well into 2009.

From November 1, 2008 (the start of the fiscal year covered by this report), the Morgan Stanley Capital International World ex-US Index (“MSCI WORLD ex-US (USD)”) lost close to 26% through its bottom on March 9. The Morgan Stanley Capital International Emerging Markets Index (“MSCI Emerging Markets”) was down almost 23% from November 1, 2008 to its low point on March 2, 2009.

The turning point arrived in early March as fears of a total financial meltdown eased, myriad stimulus initiatives progressed, and several economic indicators showed initial hints of stabilizing. The market rebound steamrolled unabated straight through the spring, summer, and early fall, before easing off in October. The MSCI World ex-US (USD) rose more than 72% from March 10 through October 31 in U.S. dollar terms, helped significantly by the greenback’s fall as investors who had flocked to the dollar’s perceived safety began exiting after March. The rally favored cyclical sectors, and riskier stocks in general, as investors grew more confident that the economy’s nadir had come and gone. International small-cap stocks jumped more than 83% over that stretch in dollar terms, as measured by the Morgan Stanley Capital International EAFE Small Cap Index (“MSCI-EAFE Small Cap”). But emerging markets were the strongest. The MSCI Emerging Markets soared nearly 92%.

Over the 12-month period as a whole, the MSCI World ex-US (USD) gained 27.83%, the MSCI EAFE Small Cap rose 48.74%, and the MSCI Emerging Markets trumped both with a 64.13% return.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Multi-Manager International Portfolio Class A returned 30.86%. By comparison, its benchmark, the MSCI World ex-US (USD), returned 28.55%.

STRATEGY REVIEW

The portfolio is structured to provide broad coverage of international equity markets. Its nine underlying portfolio holdings cover a range of international investing styles, including large value, large growth, mid cap, small cap, emerging markets, global real estate, and global tactical asset allocation. The portfolio typically has approximately 75% of assets in developed-markets stocks and 25% in emerging markets. Large-cap stocks are targeted at 65% to 70% of the portfolio, with mid- and small-cap stocks comprising 30% to 35%. The portfolio typically contains smaller positions of about 5% each in the underlying global real estate and global tactical asset-allocation funds. Our objective is to provide investors with comprehensive coverage of international markets in a single investment vehicle. As such, the portfolio is more broadly diversified than most international portfolios or indices. No one can predict with consistency which investment styles will out-perform in any given quarter or year, but by diversifying across several of them, one can capture the long-term performance of each.

The portfolio outpaced its MSCI World ex-US (USD) benchmark over the 12-month reporting period. During the market’s downturn the portfolio lost less than the index as, interestingly, its small-cap and emerging-markets funds held up better than the broad benchmark, which is dominated by larger-cap stocks from developed markets. The hardest-hit stocks in most developed markets were the giant banks and other large financial institutions at the center of the global credit crisis and related government bailouts. Smaller-cap stocks were less affected, while emerging markets still boasted their strong long-term growth prospects and thus continued to attract investors. Transamerica BlackRock Global Allocation also held up better than the all-stock benchmark, as one would expect from a hybrid stock/bond fund, and Transamerica Neuberger Berman International performed relatively well on the downside. The portfolio trailed in the rebound phase, however. Its three major large-cap holdings—Transamerica Thornburg International Value, Transamerica MFS International Equity, and Transamerica Marsico International Growth (which was in the portfolio until late September)—didn’t quite keep pace with the index’s torrid rally from March to October. The rebound favored riskier fare that these portfolios don’t typically hold. And Transamerica BlackRock Global Allocation, while admirably capturing more of the market’s movement on the upside than it did on the downside, nevertheless diluted the portfolio’s gains owing to its bond exposure.

For the 12-month period as a whole, the majority of the underlying funds performed well, and the overall portfolio surpassed the MSCI World ex-US (USD) index by slightly more than two percentage points.

16

In September, we discontinued using Transamerica Marsico International Growth and Transamerica Evergreen International Small Cap because of a change in the Transamerica fund-lineup rationalization. Assets in those funds were distributed to other portfolio holdings in a way that preserved the diversification and balance of the portfolio.

The question on many investors’ minds now is whether stocks have soared too fast and too high given global economic conditions. If the security markets do settle down, as they surely must eventually, we believe the stock-picking skills of our underlying managers will take on more importance.

Michael Stout, CFA

Jon Hale, Ph.D., CFA

Jeff McConnell, CFA

Maciej Kowara, Ph.D., CFA

Co-Portfolio Managers

Morningstar Associates, LLC

17

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Portfolio	Inception Date
Class A (NAV)	30.86%	(1.71)%	03/01/2006
Class A (POP)	23.71%	(3.21)%	03/01/2006
MSCI WORLD ex-US (USD)*	28.55%	0.03%	03/01/2006
Class B (NAV)	30.00%	(2.41)%	03/01/2006
Class B (POP)	25.00%	(2.91)%	03/01/2006
Class C (NAV)	30.00%	(2.38)%	03/01/2006
Class C (POP)	29.00%	(2.38)%	03/01/2006

NOTES

* The Morgan Stanley Capital International World ex-US ("MSCI World ex-US (USD)") Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Portfolio calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on portfolio distributions or the redemption of portfolio shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflects the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size and lesser liquidity of the markets. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this portfolio.

18

Understanding Your Portfolios’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, and other portfolio expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the portfolios and to compare these costs with the ongoing costs of investing in other portfolios.

The examples are based on an investment of $1,000 invested at May 1, 2009 and held for the entire period until October 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.6), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the portfolios’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the portfolios’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your portfolios and other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, brokerage commissions paid on purchases and sales of portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

		Actual Expenses		Hypothetical Expenses (b)
Portfolio Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio (c)
Transamerica Asset Allocation - Conservative Portfolio
Class A	$1,000.00	$1,171.50	$3.56	$1,021.93	$3.31	0.65%
Class B	1,000.00	1,167.90	6.94	1,018.80	6.46	1.27
Class C	1,000.00	1,168.30	6.72	1,019.00	6.26	1.23
Class R	1,000.00	1,170.50	5.09	1,020.52	4.74	0.93
Transamerica Asset Allocation - Growth Portfolio
Class A	1,000.00	1,209.80	3.95	1,021.63	3.62	0.71
Class B	1,000.00	1,206.50	7.67	1,018.25	7.02	1.38
Class C	1,000.00	1,205.20	7.23	1,018.65	6.61	1.30
Class R	1,000.00	1,208.60	5.01	1,020.67	4.58	0.90
Transamerica Asset Allocation - Moderate Growth Portfolio
Class A	1,000.00	1,190.20	3.59	1,021.93	3.31	0.65
Class B	1,000.00	1,185.80	7.22	1,018.60	6.67	1.31
Class C	1,000.00	1,186.20	6.94	1,018.85	6.41	1.26
Class R	1,000.00	1,189.40	4.69	1,020.92	4.33	0.85
Transamerica Asset Allocation - Moderate Portfolio
Class A	1,000.00	1,178.70	3.40	1,022.08	3.16	0.62
Class B	1,000.00	1,175.40	7.02	1,018.75	6.51	1.28
Class C	1,000.00	1,176.10	6.75	1,019.00	6.26	1.23
Class R	1,000.00	1,178.20	4.94	1,020.67	4.58	0.90
Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	1,000.00	1,164.40	4.31	1,021.22	4.02	0.79
Class C	1,000.00	1,160.20	7.73	1,018.05	7.22	1.42
Transamerica Multi-Manager International Portfolio
Class A	1,000.00	1,304.30	4.07	1,021.68	3.57	0.70
Class B	1,000.00	1,300.00	8.41	1,017.90	7.37	1.45
Class C	1,000.00	1,300.00	8.12	1,018.15	7.12	1.40

(a)       Expenses are calculated using the portfolios’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)       5% return per year before expenses.

(c)        Expense ratios do not include expenses of the investment companies in which the portfolios invest.

19

Schedules of Investments Composition

At October 31, 2009

(the following charts summarize the Schedules of Investments of the portfolios by asset type)

(unaudited)

Transamerica Asset Allocation - Conservative Portfolio

Bonds	43.4%
U.S. Stocks	24.1
Tactical and Specialty	15.8
Global/International Stocks	8.3
Inflation-Protected Securities	7.7
Capital Preservation	0.6
Other Assets and Liabilities - Net	0.1
Total	100.0%

Transamerica Asset Allocation - Growth Portfolio

U.S. Stocks	66.5%
Global/International Stocks	20.9
Tactical and Specialty	12.6
Capital Preservation	0.2
Other Assets and Liabilities - Net	(0.2)
Total	100.0%

Transamerica Asset Allocation - Moderate Growth Portfolio

U.S. Stocks	47.0%
Bonds	20.5
Tactical and Specialty	14.4
Global/International Stocks	14.0
Inflation-Protected Securities	3.9
Capital Preservation	0.2
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

Transamerica Asset Allocation - Moderate Portfolio

Bonds	34.6%
U.S. Stocks	33.0
Tactical and Specialty	15.7
Global/International Stocks	10.5
Inflation-Protected Securities	5.9
Capital Preservation	0.3
Other Assets and Liabilities - Net	0.0 *
Total	100.0%

Transamerica Multi-Manager Alternative Strategies Portfolio

Tactical and Specialty	72.6%
Bond	11.0
Global/International Stocks	8.7
Capital Preservation	4.5
U.S. Stock	3.1
Other Assets and Liabilities - Net	0.1
Total	100.0%

Transamerica Multi-Manager International Portfolio

Global/International Stocks	88.3%
Tactical and Specialty	11.5
Other Assets and Liabilities - Net	0.2
Total	100.0%

* Amount rounds to less than 0.05%.

20

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.9% €
Bonds - 43.4%
Transamerica Convertible Securities	21,957	$185
Transamerica Flexible Income	1,925,184	16,114
Transamerica High Yield Bond	7,361,377	62,572
Transamerica JPMorgan Core Bond	1,997,577	20,136
Transamerica JPMorgan International Bond	5,950,515	69,264
Transamerica PIMCO Total Return	11,886,249	128,965
Transamerica Short-Term Bond	8,064,792	81,292
Transamerica Van Kampen Emerging Markets Debt	3,751,014	38,373
Capital Preservation - 0.6%
Transamerica Money Market	5,943,850	5,944
Global/International Stocks - 8.3%
Transamerica AllianceBernstein International Value	810,065	6,319
Transamerica MFS International Equity ‡	1,779,527	14,521
Transamerica Neuberger Berman International	1,126,277	8,526
Transamerica Oppenheimer Developing Markets	1,098,117	11,113
Transamerica Schroders International Small Cap	1,865,666	15,336
Transamerica Thornburg International Value	1,995,452	19,335
Transamerica WMC Emerging Markets ‡	426,474	5,143
Inflation-Protected Securities - 7.7%
Transamerica PIMCO Real Return TIPS	6,942,815	74,427
Tactical and Specialty - 15.8%
Transamerica BlackRock Global Allocation	1,834,101	18,323
Transamerica BlackRock Natural Resources	950,243	9,531
Transamerica BNY Mellon Market Neutral Strategy	864,920	7,291
Transamerica Clarion Global Real Estate Securities	1,299,182	13,992
Transamerica Federated Market Opportunity	1,085,367	9,757
Transamerica Loomis Sayles Bond	8,099,100	80,506
Transamerica Science & Technology ‡	991,175	3,628
Transamerica UBS Dynamic Alpha	1,553,847	9,447
U.S. Stocks - 24.1%
Transamerica BlackRock Large Cap Value	5,784,019	45,173
Transamerica Equity	4,804,949	36,950
Transamerica Growth Opportunities ‡	1,152,647	8,968
Transamerica Jennison Growth	5,142,159	52,296
Transamerica JPMorgan Mid Cap Value	1,124,327	9,309
Transamerica Oppenheimer Small- & Mid-Cap Value	1,036,296	8,000
Transamerica Third Avenue Value ‡	987,505	18,210
Transamerica UBS Large Cap Value	4,552,615	38,424
Transamerica Van Kampen Mid-Cap Growth	841,163	8,058
Transamerica Van Kampen Small Company Growth	636,576	5,615
Total Investment Companies (cost $951,241) #		961,043
Other Assets and Liabilities - Net		1,045
Net Assets		$962,088

NOTES TO SCHEDULE OF INVESTMENTS:

 €               The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

 ‡               Non-income producing security.

 #              Aggregate cost for federal income tax purposes is $956,175. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $38,681 and $33,813, respectively. Net unrealized appreciation for tax purposes is $4,868.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$961,043	$—	$—	$961,043

The notes to the financial statements are an integral part of this report.

21

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.2% €
Capital Preservation - 0.2%
Transamerica Money Market	2,949,858	$2,950
Global/International Stocks - 20.9%
Transamerica AllianceBernstein International Value	4,707,666	36,720
Transamerica MFS International Equity ‡	3,130,374	25,544
Transamerica Neuberger Berman International	9,434,385	71,418
Transamerica Oppenheimer Developing Markets	7,409,013	74,980
Transamerica Schroders International Small Cap	7,348,869	60,408
Transamerica Thornburg International Value	4,800,754	46,519
Transamerica WMC Emerging Markets ‡	387,510	4,673
Tactical and Specialty - 12.6%
Transamerica BlackRock Global Allocation	4,852,624	48,478
Transamerica BlackRock Natural Resources	1,603,983	16,088
Transamerica BNY Mellon Market Neutral Strategy	1,123,989	9,475
Transamerica Clarion Global Real Estate Securities	7,191,645	77,454
Transamerica Federated Market Opportunity	1,347,724	12,116
Transamerica Science & Technology ‡	4,272,282	15,637
Transamerica UBS Dynamic Alpha	2,371,907	14,421
U.S. Stocks - 66.5%
Transamerica BlackRock Large Cap Value	25,838,486	201,798
Transamerica Equity	24,597,338	189,154
Transamerica Growth Opportunities ‡	4,297,784	33,437
Transamerica Jennison Growth	20,563,098	209,126
Transamerica JPMorgan Mid Cap Value	5,472,542	45,313
Transamerica Oppenheimer Small- & Mid-Cap Value	4,145,316	32,002
Transamerica Third Avenue Value ‡	3,016,840	55,631
Transamerica UBS Large Cap Value	23,079,598	194,791
Transamerica Van Kampen Mid-Cap Growth	3,861,366	36,992
Transamerica Van Kampen Small Company Growth	2,235,079	19,713
Total Investment Companies (cost $1,674,853) #		1,534,838
Other Assets and Liabilities - Net		(2,494)
Net Assets		$1,532,344

NOTES TO SCHEDULE OF INVESTMENTS:

€                  The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

‡                  Non-income producing security.

#                 Aggregate cost for federal income tax purposes is $1,692,449. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $30,129 and $187,740, respectively. Net unrealized depreciation for tax purposes is $157,611.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,534,838	$—	$—	$1,534,838

The notes to the financial statements are an integral part of this report.

22

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0% €
Bonds - 20.5%
Transamerica Convertible Securities	2,938,060	$24,709
Transamerica Flexible Income	2,614,926	21,887
Transamerica High Yield Bond	12,107,248	102,912
Transamerica JPMorgan Core Bond	3,195,156	32,207
Transamerica JPMorgan International Bond	9,032,947	105,144
Transamerica PIMCO Total Return	15,709,470	170,447
Transamerica Short-Term Bond	8,943,960	90,155
Transamerica Van Kampen Emerging Markets Debt	5,804,911	59,384
Capital Preservation - 0.2%
Transamerica Money Market	6,792,949	6,793
Global/International Stocks - 14.0%
Transamerica AllianceBernstein International Value	6,490,652	50,627
Transamerica MFS International Equity ‡	3,277,857	26,747
Transamerica Neuberger Berman International	13,103,484	99,194
Transamerica Oppenheimer Developing Markets	8,551,912	86,545
Transamerica Schroders International Small Cap	8,459,525	69,537
Transamerica Thornburg International Value	6,352,891	61,560
Transamerica WMC Emerging Markets ‡	1,526,530	18,410
Inflation-Protected Securities - 3.9%
Transamerica PIMCO Real Return TIPS	10,805,394	115,834
Tactical and Specialty - 14.4%
Transamerica BlackRock Global Allocation	8,170,447	81,623
Transamerica BlackRock Natural Resources	3,801,281	38,127
Transamerica BNY Mellon Market Neutral Strategy	3,239,506	27,309
Transamerica Clarion Global Real Estate Securities	9,920,199	106,841
Transamerica Federated Market Opportunity	2,560,003	23,014
Transamerica Loomis Sayles Bond	8,860,590	88,074
Transamerica Science & Technology ‡	7,359,308	26,935
Transamerica UBS Dynamic Alpha	5,592,573	34,003
U.S. Stocks - 47.0%
Transamerica BlackRock Large Cap Value	32,992,801	257,674
Transamerica Equity	37,399,285	287,600
Transamerica Growth Opportunities ‡	6,327,388	49,227
Transamerica Jennison Growth	22,883,504	232,725
Transamerica JPMorgan Mid Cap Value	9,103,792	75,379
Transamerica Oppenheimer Small- & Mid-Cap Value	6,513,211	50,282
Transamerica Third Avenue Value ‡	4,466,190	82,357
Transamerica UBS Large Cap Value	33,466,814	282,460
Transamerica Van Kampen Mid-Cap Growth	5,291,139	50,689
Transamerica Van Kampen Small Company Growth	2,115,280	18,657
Total Investment Companies (cost $3,126,375) #		2,955,068
Other Assets and Liabilities - Net		844
Net Assets		$2,955,912

NOTES TO THE SCHEDULE OF INVESTMENTS:

€                  The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

‡                  Non-income producing security.

#                 Aggregate cost for federal income tax purposes is $3,152,792. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $58,631 and $256,355, respectively. Net unrealized depreciation for tax purposes is $197,724.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$2,955,068	$—	$—	$2,955,068

The notes to the financial statements are an integral part of this report.

23

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 100.0% €
Bonds - 34.6%
Transamerica Convertible Securities	3,061,428	$25,747
Transamerica Flexible Income	2,225,594	18,628
Transamerica High Yield Bond	11,648,726	99,014
Transamerica JPMorgan Core Bond	2,705,653	27,273
Transamerica JPMorgan International Bond	11,327,053	131,847
Transamerica PIMCO Total Return	18,315,318	198,720
Transamerica Short-Term Bond	10,431,605	105,151
Transamerica Van Kampen Emerging Markets Debt	5,577,643	57,059
Capital Preservation - 0.3%
Transamerica Money Market	5,125,702	5,126
Global/International Stocks - 10.5%
Transamerica AllianceBernstein International Value	2,793,899	21,792
Transamerica MFS International Equity ‡	2,718,050	22,179
Transamerica Neuberger Berman International	3,811,935	28,856
Transamerica Oppenheimer Developing Markets	2,948,603	29,840
Transamerica Schroders International Small Cap	5,126,942	42,144
Transamerica Thornburg International Value	3,223,798	31,239
Transamerica WMC Emerging Markets ‡	2,128,163	25,666
Inflation-Protected Securities - 5.9%
Transamerica PIMCO Real Return TIPS	10,663,141	114,309
Tactical and Specialty - 15.7%
Transamerica BlackRock Global Allocation	3,962,722	39,588
Transamerica BlackRock Natural Resources	2,423,112	24,304
Transamerica BNY Mellon Market Neutral Strategy	1,790,957	15,098
Transamerica Clarion Global Real Estate Securities	4,397,959	47,366
Transamerica Federated Market Opportunity	2,000,580	17,985
Transamerica Loomis Sayles Bond	13,253,351	131,738
Transamerica Science & Technology ‡	2,692,814	9,856
Transamerica UBS Dynamic Alpha	2,685,926	16,330
U.S. Stocks - 33.0%
Transamerica BlackRock Large Cap Value	15,838,491	123,699
Transamerica Equity	15,491,872	119,132
Transamerica Growth Opportunities ‡	2,406,104	18,719
Transamerica Jennison Growth	12,975,922	131,965
Transamerica JPMorgan Mid Cap Value	4,319,934	35,769
Transamerica Oppenheimer Small- & Mid-Cap Value	3,314,200	25,586
Transamerica Third Avenue Value ‡	2,055,515	37,904
Transamerica UBS Large Cap Value	13,635,295	115,082
Transamerica Van Kampen Mid-Cap Growth	2,090,585	20,028
Transamerica Van Kampen Small Company Growth	839,213	7,402
Total Investment Companies (cost $1,965,474) #		1,922,141
Other Assets and Liabilities - Net		519
Net Assets		$1,922,660

NOTES TO THE SCHEDULE OF INVESTMENTS:

€                  The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

‡                  Non-income producing security.

#                 Aggregate cost for federal income tax purposes is $1,975,091. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $58,786 and $111,736, respectively. Net unrealized depreciation for tax purposes is $52,950.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,922,141	$—	$—	$1,922,141

The notes to the financial statements are an integral part of this report.

24

Transamerica Multi-Manager Alternative Strategies Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.9% €
Bond - 11.0%
Transamerica JPMorgan International Bond	2,038,830	$23,732
Capital Preservation - 4.5%
Transamerica Money Market	9,783,502	9,784
Global/International Stocks - 8.7%
Transamerica Neuberger Berman International	76,767	581
Transamerica Oppenheimer Developing Markets	838,054	8,481
Transamerica Schroders International Small Cap	1,192,714	9,804
Tactical and Specialty - 72.6%
Transamerica BlackRock Global Allocation	1,251,581	12,503
Transamerica BlackRock Natural Resources	2,141,752	21,482
Transamerica BNY Mellon Market Neutral Strategy	2,258,666	19,041
Transamerica Clarion Global Real Estate Securities	2,085,979	22,466
Transamerica Federated Market Opportunity	2,430,219	21,848
Transamerica Loomis Sayles Bond	3,705,506	36,833
Transamerica UBS Dynamic Alpha	3,718,022	22,605
U.S. Stock - 3.1%
Transamerica Third Avenue Value ‡	362,586	6,686
Total Investment Companies (cost $234,064) #		215,846
Other Assets and Liabilities - Net		223
Net Assets		$216,069

NOTES TO SCHEDULE OF INVESTMENTS:

 €               The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

 ‡               Non-income producing security.

 #              Aggregate cost for federal income tax purposes is $236,141. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,124 and $22,419, respectively. Net unrealized depreciation for tax purposes is $20,295.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$215,846	$—	$—	$215,846

The notes to the financial statements are an integral part of this report.

25

Transamerica Multi-Manager International Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
INVESTMENT COMPANIES - 99.8% €
Global/International Stocks - 88.3%
Transamerica AllianceBernstein International Value	4,027,512	$31,415
Transamerica MFS International Equity ‡	4,120,228	33,621
Transamerica Neuberger Berman International	3,918,500	29,663
Transamerica Oppenheimer Developing Markets	3,289,966	33,294
Transamerica Schroders International Small Cap	4,624,337	38,012
Transamerica Thornburg International Value	6,265,263	60,710
Transamerica WMC Emerging Markets ‡	2,100,152	25,328
Tactical and Specialty - 11.5%
Transamerica BlackRock Global Allocation	1,764,822	17,631
Transamerica Clarion Global Real Estate Securities	1,412,070	15,208
Total Investment Companies (cost $322,063) #		284,882
Other Assets and Liabilities - Net		656
Net Assets		$285,538

NOTES TO THE SCHEDULE OF INVESTMENTS:

 €               The portfolio invests its assets in the Class I shares of the affiliated fund of Transamerica Funds.

 ‡               Non-income producing security.

 #              Aggregate cost for federal income tax purposes is $322,910. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $4,191 and $42,219, respectively. Net unrealized depreciation for tax purposes is $38,028.

VALUATION SUMMARY:

	Level 1	Level 2	Level 3	Total
Investment Companies	$284,882	$—	$—	$284,882

The notes to the financial statements are an integral part of this report.

26

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2009

(all amounts except per share amounts in thousands)

	Transamerica Asset Allocation - Conservative Portfolio	Transamerica Asset Allocation - Growth Portfolio	Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Asset Allocation - Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Assets:
Investments in affiliated investment companies, at value	$961,043	$1,534,838	$2,955,068	$1,922,141	$215,846	$284,882
Cash	20	7	—	—	—	—
Receivables:
Investment securities sold	—	—	—	—	25	—
Shares of beneficial interest sold	3,821	3,255	9,425	7,229	1,135	1,680
Dividends	201	—	223	259	—	—
	$965,085	$1,538,100	$2,964,716	$1,929,629	$217,006	$286,562
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	$253	$140	$760	$1,596	$—	$137
Shares of beneficial interest redeemed	1,906	4,146	5,327	3,681	722	618
Management and advisory fees	82	135	257	165	37	26
Distribution and service fees	618	1,020	1,980	1,263	117	173
Transfer agent fees	77	227	321	160	27	44
Administration fees	10	17	32	21	2	3
Due to custodian	—	—	6	—	12	—
Other	51	71	121	83	20	23
	$2,997	$5,756	$8,804	$6,969	$937	$1,024
Net assets	$962,088	$1,532,344	$2,955,912	$1,922,660	$216,069	$285,538

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	990,801	1,857,522	3,361,927	2,027,958	240,977	409,306
Undistributed net investment income	1,684	8,842	11,621	17,604	41	2,279
Accumulated net realized loss from investments in affiliated investment companies	(40,199)	(194,005)	(246,329)	(79,569)	(6,731)	(88,866)
Net unrealized appreciation (depreciation) on investments in affiliated investment companies	9,802	(140,015)	(171,307)	(43,333)	(18,218)	(37,181)
Net assets	$962,088	$1,532,344	$2,955,912	$1,922,660	$216,069	$285,538
Net assets by class:
Class A	$360,558	$574,500	$1,044,810	$694,532	$119,693	$134,751
Class B	111,706	192,054	394,275	228,151		18,010
Class C	488,315	763,086	1,513,954	997,766	96,376	132,777
Class R	1,509	2,704	2,873	2,211
Shares outstanding:
Class A	34,589	57,900	100,539	65,382	12,800	15,801
Class B	10,762	19,805	38,117	21,545		2,131
Class C	47,093	78,711	146,674	94,546	10,391	15,707
Class R	144	274	277	209
Net asset value per share:
Class A	$10.42	$9.92	$10.39	$10.62	$9.35	$8.53
Class B	10.38	9.70	10.34	10.59		8.45
Class C	10.37	9.69	10.32	10.55	9.27	8.45
Class R	10.49	9.85	10.36	10.58

Maximum offering price per share: (a)
Class A	$11.03	$10.50	$10.99	$11.24	$9.89	$9.03

Investments in affiliated investment companies, at cost	$951,241	$1,674,853	$3,126,375	$1,965,474	$234,064	$322,063

(a)   Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, and R shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

27

STATEMENTS OF OPERATIONS

For the year ended October 31, 2009

(all amounts in thousands)

	Transamerica Asset Allocation - Conservative Portfolio	Transamerica Asset Allocation - Growth Portfolio	Transamerica Asset Allocation - Moderate Growth Portfolio	Transamerica Asset Allocation - Moderate Portfolio	Transamerica Multi-Manager Alternative Strategies Portfolio	Transamerica Multi-Manager International Portfolio
Investment income:
Dividend income from affiliated investment companies	$39,071	$29,993	$97,101	$73,852	$7,878	$5,702
Expenses:
Management and advisory	793	1,364	2,631	1,657	366	236
Distribution and service:
Class A	1,034	1,716	3,138	2,015	338	366
Class B	970	1,770	3,630	2,110		152
Class C	3,993	6,943	13,691	8,687	868	1,161
Class R	7	10	11	8
Transfer agent:
Class A	443	1,115	1,436	777	173	220
Class B	127	449	688	326		59
Class C	327	1,248	1,810	828	147	282
Class R	3	4	4	3
Printing and shareholder reports	112	291	479	257	48	75
Custody	26	38	73	49	9	9
Administration	99	170	329	207	23	30
Legal	25	43	83	52	6	8
Audit and tax	19	20	21	20	16	16
Trustees	17	29	57	36	4	5
Registration	91	92	119	106	40	51
Other	8	13	24	17	— (a)	1
Total expenses	8,094	15,315	28,224	17,155	2,038	2,671
Net of reimbursement of class expenses
Class B	—	—	—	—	—	(18)
Total reimbursed expenses	—	—	—	—	—	(18)
Net expenses	8,094	15,315	28,224	17,155	2,038	2,653
Net investment income	30,977	14,678	68,877	56,697	5,840	3,049

Net realized and unrealized gain (loss) on investments in affiliated investment companies:
Realized loss from investments in affiliated investment companies	(42,824)	(203,025)	(262,506)	(84,458)	(12,932)	(56,278)
Realized gain distributions from investments in affiliated investment companies	5,106	16,058	28,595	13,011	6,658	5,248
	(37,718)	(186,967)	(233,911)	(71,447)	(6,274)	(51,030)
Increase in unrealized appreciation (depreciation) on investments in affiliated investment companies	167,509	351,453	575,877	312,983	28,291	108,676
Net realized and unrealized gain (loss) on investments in affiliated investment companies	129,791	164,486	341,966	241,536	22,017	57,646
Net increase In net assets resulting from operations	$160,768	$179,164	$410,843	$298,233	$27,857	$60,695

(a) Amount rounds to less than $1.

The notes to the financial statements are an integral part of this report.

28

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$30,977	$22,258	$14,678	$17,181	$68,877	$63,059
Net realized gain (loss) on investments in affiliated investment companies	(37,718)	127	(186,967)	(1,971)	(233,911)	6,369
Change in unrealized appreciation (depreciation) on investments in affiliated investment companies	167,509	(241,499)	351,453	(1,035,052)	575,877	(1,522,341)
Net increase (decrease) in net assets resulting from operations	160,768	(219,114)	179,164	(1,019,842)	410,843	(1,452,913)

Distributions to shareholders:
From net investment income:
Class A	(13,153)	(7,660)	(10,375)	(1,116)	(32,722)	(17,275)
Class B	(4,011)	(2,383)	(2,123)	—	(10,197)	(4,380)
Class C	(16,263)	(8,298)	(9,364)	—	(40,056)	(16,655)
Class R	(57)	(19)	(40)	—	(73)	(25)
	(33,484)	(18,360)	(21,902)	(1,116)	(83,048)	(38,335)
From net realized gains:
Class A	—	(4,897)	—	(22,064)	—	(36,711)
Class B	—	(2,233)	—	(10,387)	—	(18,289)
Class C	—	(6,652)	—	(36,318)	—	(60,086)
Class R	—	(13)	—	(26)	—	(58)
	—	(13,795)	—	(68,795)	—	(115,144)
Total distributions to shareholders	(33,484)	(32,155)	(21,902)	(69,911)	(83,048)	(153,479)

Capital share transactions:
Proceeds from shares sold:
Class A	139,081	191,670	143,445	212,070	230,540	358,051
Class B	31,792	44,384	18,975	40,565	38,265	74,823
Class C	198,027	274,416	115,363	263,723	244,779	556,048
Class R	713	1,070	1,940	1,918	1,114	1,706
	369,613	511,540	279,723	518,276	514,698	990,628
Dividends and distributions reinvested:
Class A	11,691	9,506	9,389	20,861	30,081	49,557
Class B	3,265	3,420	1,861	9,005	9,051	20,024
Class C	11,336	8,944	7,303	27,196	29,851	55,992
Class R	46	21	19	18	45	37
	26,338	21,891	18,572	57,080	69,028	125,610
Cost of shares redeemed:
Class A	(108,752)	(88,378)	(136,887)	(168,000)	(240,883)	(294,086)
Class B	(29,438)	(32,684)	(41,291)	(56,102)	(79,769)	(105,134)
Class C	(149,422)	(130,261)	(189,430)	(236,973)	(382,557)	(408,704)
Class R	(569)	(377)	(1,136)	(593)	(579)	(759)
	(288,181)	(251,700)	(368,744)	(461,668)	(703,788)	(808,683)
Redemption fees:
Class A	6	6	3	4	1	4
Class B	1	3	—	2	—	3
Class C	1	18	3	7	2	9
	8	27	6	13	3	16
Automatic conversions:
Class A	2,399	4,081	3,697	9,315	7,442	13,458
Class B	(2,399)	(4,081)	(3,697)	(9,315)	(7,442)	(13,458)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	107,778	281,758	(70,443)	113,701	(120,059)	307,571

Net increase (decrease) in net assets	235,062	30,489	86,819	(976,052)	207,736	(1,298,821)

Net assets:
Beginning of year	$727,026	$696,537	$1,445,525	$2,421,577	$2,748,176	$4,046,997
End of year	$962,088	$727,026	$1,532,344	$1,445,525	$2,955,912	$2,748,176
Undistributed net investment income	$1,684	$4,191	$8,842	$16,066	$11,621	$25,792

The notes to the financial statements are an integral part of this report.

29

	Transamerica Asset Allocation - Conservative Portfolio		Transamerica Asset Allocation - Growth Portfolio		Transamerica Asset Allocation - Moderate Growth Portfolio
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	15,113	17,099	17,028	16,662	25,412	28,856
Class B	3,491	3,992	2,296	3,216	4,250	6,036
Class C	21,793	24,710	13,991	21,061	27,170	44,820
Class R	80	101	231	166	121	139
	40,477	45,902	33,546	41,105	56,953	79,851
Shares issued-reinvested from distributions:
Class A	1,344	977	1,182	1,519	3,594	3,790
Class B	379	333	239	670	1,080	1,536
Class C	1,315	903	938	2,022	3,571	4,300
Class R	5	2	2	1	5	3
	3,043	2,215	2,361	4,212	8,250	9,629
Shares redeemed:
Class A	(11,999)	(8,115)	(16,568)	(13,653)	(27,351)	(24,553)
Class B	(3,248)	(2,996)	(5,088)	(4,682)	(9,088)	(8,856)
Class C	(16,669)	(12,235)	(23,261)	(20,022)	(43,805)	(34,617)
Class R	(61)	(35)	(137)	(46)	(63)	(64)
	(31,977)	(23,381)	(45,054)	(38,403)	(80,307)	(68,090)
Automatic conversions:
Class A	260	358	431	720	828	1,079
Class B	(261)	(359)	(441)	(737)	(830)	(1,085)
	(1)	(1)	(10)	(17)	(2)	(6)
Net increase (decrease) in shares outstanding:
Class A	4,718	10,319	2,073	5,248	2,483	9,172
Class B	361	970	(2,994)	(1,533)	(4,588)	(2,369)
Class C	6,439	13,378	(8,332)	3,061	(13,064)	14,503
Class R	24	68	96	121	63	78
	11,542	24,735	(9,157)	6,897	(15,106)	21,384

The notes to the financial statements are an integral part of this report.

30

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio		Transamerica Multi-Manager International Portfolio
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$56,697	$50,142	$5,840	$2,882	$3,049	$9,540
Net realized loss on investments in affiliated investment companies	(71,447)	(3,803)	(6,274)	(455)	(51,030)	(37,550)
Change in unrealized appreciation (depreciation) on investments in affiliated investment companies	312,983	(715,860)	28,291	(50,142)	108,676	(221,869)
Net increase (decrease) in net assets resulting from operations	298,233	(669,521)	27,857	(47,715)	60,695	(249,879)

Distributions to shareholders:
From net investment income:
Class A	(25,025)	(13,866)	(3,552)	(1,164)	(770)	(4,695)
Class B	(7,739)	(4,791)			—	(595)
Class C	(32,988)	(17,309)	(2,751)	(1,288)	—	(5,384)
Class R	(61)	(11)
	(65,813)	(35,977)	(6,303)	(2,452)	(770)	(10,674)
From net realized gains:
Class A	—	(20,000)	—	—	—	(1,300)
Class B	—	(10,456)			—	(213)
Class C	—	(34,616)	—	—	—	(1,818)
Class R	—	(19)
	—	(65,091)	—	—	—	(3,331)
Total distributions to shareholders	(65,813)	(101,068)	(6,303)	(2,452)	(770)	(14,005)

Capital share transactions:
Proceeds from shares sold:
Class A	205,360	257,189	55,943	116,850	52,130	93,298
Class B	32,093	46,815			2,161	8,076
Class C	237,636	356,768	26,516	79,747	18,980	74,383
Class R	2,053	904
	477,142	661,676	82,459	196,597	73,271	175,757
Dividends and distributions reinvested:
Class A	22,442	30,571	2,810	893	603	4,441
Class B	6,569	12,884			—	648
Class C	23,369	36,220	2,055	1,003	—	4,866
Class R	46	15
	52,426	79,690	4,865	1,896	603	9,955
Cost of shares redeemed:
Class A	(167,320)	(169,998)	(47,972)	(33,651)	(48,414)	(67,324)
Class B	(57,609)	(71,809)			(3,438)	(5,230)
Class C	(260,060)	(263,959)	(32,021)	(15,669)	(44,010)	(60,577)
Class R	(1,135)	(253)
	(486,124)	(506,019)	(79,993)	(49,320)	(95,862)	(133,131)
Redemption fees:
Class A	—	7	1	—	1	—
Class B	—	1			—	—
Class C	5	7	—	1	—	2
	5	15	1	1	1	2
Automatic conversions:
Class A	4,828	9,884	—	—	435	1,195
Class B	(4,828)	(9,884)			(435)	(1,195)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	43,449	235,362	7,332	149,174	(21,987)	52,583

Net increase (decrease) in net assets	275,869	(535,227)	28,886	99,007	37,938	(211,301)

Net assets:
Beginning of year	$1,646,791	$2,182,018	$187,183	$88,176	$247,600	$458,901
End of year	$1,922,660	$1,646,791	$216,069	$187,183	$285,538	$247,600
Undistributed net investment income	$17,604	$26,720	$41	$504	$2,279	$—

The notes to the financial statements are an integral part of this report.

31

	Transamerica Asset Allocation - Moderate Portfolio		Transamerica Multi-Manager Alternative Strategies Portfolio		Transamerica Multi-Manager International Portfolio
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	21,960	21,575	6,565	11,512	7,357	8,606
Class B	3,459	3,930			296	726
Class C	25,589	30,129	3,168	7,837	2,664	6,632
Class R	224	78
	51,232	55,712	9,733	19,349	10,317	15,964
Shares issued-reinvested from distributions:
Class A	2,606	2,475	359	88	96	387
Class B	761	1,043			—	56
Class C	2,717	2,940	264	99	—	425
Class R	6	1
	6,090	6,459	623	187	96	868
Shares redeemed:
Class A	(18,420)	(14,728)	(5,868)	(3,463)	(7,408)	(6,889)
Class B	(6,339)	(6,249)			(526)	(534)
Class C	(28,973)	(23,247)	(3,944)	(1,632)	(6,754)	(6,328)
Class R	(124)	(21)
	(53,856)	(44,245)	(9,812)	(5,095)	(14,688)	(13,751)
Automatic conversions:
Class A	524	819			65	110
Class B	(525)	(822)			(65)	(111)
	(1)	(3)	—	—	—	(1)
Net increase (decrease) in shares outstanding:
Class A	6,670	10,141	1,056	8,137	110	2,214
Class B	(2,644)	(2,098)			(295)	137
Class C	(667)	9,822	(512)	6,304	(4,090)	729
Class R	106	58
	3,465	17,923	544	14,441	(4,275)	3,080

The notes to the financial statements are an integral part of this report.

32

FINANCIAL HIGHLIGHTS

For the years ended:

For a share outstanding throughout each period

	Transamerica Asset Allocation - Conservative Portfolio
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.99	$12.40	$11.76	$11.35	$11.07

Investment operations
From net investment income(a),(b)	0.40	0.36	0.38	0.28	0.32
From net realized and unrealized gain (loss) on affiliated investments	1.46	(3.21)	0.82	0.80	0.37
Total from investment operations	1.86	(2.85)	1.20	1.08	0.69

Distributions
Net investment income	(0.43)	(0.32)	(0.24)	(0.35)	(0.22)
Net realized gains on affiliated investments	—	(0.24)	(0.32)	(0.32)	(0.19)
Total distributions	(0.43)	(0.56)	(0.56)	(0.67)	(0.41)

Net asset value
End of year	$10.42	$8.99	$12.40	$11.76	$11.35

Total return(c)	21.76%	(23.86)%	12.06%	9.90%	6.30%

Net assets end of year	$360,558	$268,516	$242,342	$165,071	$129,724

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.65%	0.62%	0.62%	0.60%	0.28%
Before reimbursement/recapture	0.65%	0.62%	0.62%	0.60%	0.28%
Net investment income, to average net assets(e),(f)	4.27%	3.22%	3.18%	2.44%	2.85%
Portfolio turnover rate(g)	27%	10%	32%	29%	32%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Conservative Portfolio
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.97	$12.36	$11.73	$11.32	$11.05

Investment operations
From net investment income(a),(b)	0.35	0.31	0.30	0.20	0.24
From net realized and unrealized gain (loss) on affiliated investments	1.45	(3.22)	0.86	0.81	0.38
Total from investment operations	1.80	(2.91)	1.16	1.01	0.62

Distributions
Net investment income	(0.39)	(0.24)	(0.21)	(0.28)	(0.16)
Net realized gains on affiliated investments	—	(0.24)	(0.32)	(0.32)	(0.19)
Total distributions	(0.39)	(0.48)	(0.53)	(0.60)	(0.35)

Net asset value
End of year	$10.38	$8.97	$12.36	$11.73	$11.32

Total return(c)	21.01%	(24.36)%	11.34%	9.19%	5.65%

Net assets end of year	$111,706	$93,268	$116,569	$110,701	$106,449

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.28%	1.24%	1.25%	1.26%	0.93%
Before reimbursement/recapture	1.28%	1.24%	1.25%	1.26%	0.93%
Net investment income, to average net assets(e),(f)	3.71%	2.72%	2.59%	1.78%	2.15%
Portfolio turnover rate(g)	27%	10%	32%	29%	32%

The notes to the financial statements are an integral part of this report.

33

For a share outstanding throughout each period

	Transamerica Asset Allocation - Conservative Portfolio
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.96	$12.35	$11.73	$11.32	$11.05

Investment operations
From net investment income(a),(b)	0.34	0.29	0.30	0.21	0.25
From net realized and unrealized gain (loss) on affiliated investments	1.46	(3.19)	0.86	0.80	0.37
Total from investment operations	1.80	(2.90)	1.16	1.01	0.62

Distributions
Net investment income	(0.39)	(0.25)	(0.22)	(0.28)	(0.16)
Net realized gains on affiliated investments	—	(0.24)	(0.32)	(0.32)	(0.19)
Total distributions	(0.39)	(0.49)	(0.54)	(0.60)	(0.35)

Net asset value
End of year	$10.37	$8.96	$12.35	$11.73	$11.32

Total return(c)	21.09%	(24.30)%	11.31%	9.25%	5.61%

Net assets end of year	$488,315	$364,153	$336,981	$257,675	$208,959

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.23%	1.22%	1.22%	1.23%	0.90%
Before reimbursement/recapture	1.23%	1.22%	1.22%	1.23%	0.90%
Net investment income, to average net assets(e),(f)	3.69%	2.61%	2.60%	1.82%	2.21%
Portfolio turnover rate(g)	27%	10%	32%	29%	32%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Conservative Portfolio
	Class R
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(h)
Net asset value
Beginning of year	$9.05	$12.47	$11.84	$11.30

Investment operations
From net investment income(a)	0.37	0.35	0.33	0.13
From net realized and unrealized gain (loss) on affiliated investments	1.49	(3.23)	0.85	0.47
Total from investment operations	1.86	(2.88)	1.18	0.60

Distributions
Net investment income	(0.42)	(0.30)	(0.23)	(0.06)
Net realized gains on affiliated investments	—	(0.24)	(0.32)	—
Total distributions	(0.42)	(0.54)	(0.55)	(0.06)

Net asset value
End of year	$10.49	$9.05	$12.47	$11.84

Total return(c)	21.59%	(23.98)%	11.89%	5.35	%(i)

Net assets end of year	$1,509	$1,089	$645	$53

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.89%	0.82%	0.86%	0.66	%(j)
Before reimbursement/recapture	0.89%	0.82%	0.86%	0.66	%(j)
Net investment income, to average net assets(e),(f)	3.97%	3.14%	2.71%	3.03	%(j)
Portfolio turnover rate(g)	27%	10%	32%	29	%(i)

The notes to the financial statements are an integral part of this report.

34

For a share outstanding throughout each period

	Transamerica Asset Allocation - Growth Portfolio
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.87	$15.46	$13.44	$11.99	$10.75

Investment operations
From net investment income(a),(b)	0.12	0.15	0.23	0.03	0.05
From net realized and unrealized gain (loss) on affiliated investments	1.12	(6.29)	2.53	1.89	1.38
Total from investment operations	1.24	(6.14)	2.76	1.92	1.43

Distributions
Net investment income	(0.19)	(0.02)	(0.29)	(0.11)	(0.12)
Net realized gains on affiliated investments	—	(0.43)	(0.45)	(0.36)	(0.07)
Total distributions	(0.19)	(0.45)	(0.74)	(0.47)	(0.19)

Net asset value
End of year	$9.92	$8.87	$15.46	$13.44	$11.99

Total return(c)	14.46%	(40.75)%	21.35%	16.38%	13.42%

Net assets end of year	$574,500	$495,257	$781,872	$502,488	$286,412

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.73%	0.65%	0.64%	0.65%	0.34%
Before reimbursement/recapture	0.73%	0.65%	0.64%	0.65%	0.34%
Net investment income, to average net assets(e),(f)	1.41%	1.20%	1.62%	0.22%	0.42%
Portfolio turnover rate(g)	47%	12%	18%	22%	35%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Growth Portfolio
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.63	$15.13	$13.17	$11.77	$10.57

Investment operations
From net investment income (loss)(a),(b)	0.07	0.08	0.14	(0.05)	(0.03)
From net realized and unrealized gain (loss) on affiliated investments	1.10	(6.15)	2.47	1.85	1.36
Total from investment operations	1.17	(6.07)	2.61	1.80	1.33

Distributions
Net investment income	(0.10)	—	(0.20)	(0.04)	(0.06)
Net realized gains on affiliated investments	—	(0.43)	(0.45)	(0.36)	(0.07)
Total distributions	(0.10)	(0.43)	(0.65)	(0.40)	(0.13)

Net asset value
End of year	$9.70	$8.63	$15.13	$13.17	$11.77

Total return(c)	13.78%	(41.15)%	20.54%	15.57%	12.55%

Net assets end of year	$192,054	$196,817	$368,186	$288,719	$211,904

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.40%	1.30%	1.29%	1.31%	0.99%
Before reimbursement/recapture	1.40%	1.30%	1.29%	1.31%	0.99%
Net investment income (loss), to average net assets(e),(f)	0.84%	0.67%	1.02%	(0.42)%	(0.24)%
Portfolio turnover rate(g)	47%	12%	18%	22%	35%

The notes to the financial statements are an integral part of this report.

35

For a share outstanding throughout each period

	Transamerica Asset Allocation - Growth Portfolio
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$8.64	$15.13	$13.18	$11.78	$10.57

Investment operations
From net investment income (loss)(a),(b)	0.08	0.08	0.14	(0.05)	(0.02)
From net realized and unrealized gain (loss) on affiliated investments	1.08	(6.14)	2.48	1.85	1.37
Total from investment operations	1.16	(6.06)	2.62	1.80	1.35

Distributions
Net investment income	(0.11)	—	(0.22)	(0.04)	(0.07)
Net realized gains on affiliated investments	—	(0.43)	(0.45)	(0.36)	(0.07)
Total distributions	(0.11)	(0.43)	(0.67)	(0.40)	(0.14)

Net asset value
End of year	$9.69	$8.64	$15.13	$13.18	$11.78

Total return(c)	13.72%	(41.08)%	20.60%	15.61%	12.82%

Net assets end of year	$763,086	$751,881	$1,270,635	$876,768	$528,211

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.33%	1.26%	1.25%	1.26%	0.93%
Before reimbursement/recapture	1.33%	1.26%	1.25%	1.26%	0.93%
Net investment income (loss), to average net assets(e),(f)	0.90%	0.62%	1.03%	(0.38)%	(0.17)%
Portfolio turnover rate(g)	47%	12%	18%	22%	35%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Growth Portfolio
	Class R
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(h)
Net asset value
Beginning of year	$8.84	$15.40	$13.43	$12.36

Investment operations
From net investment income(a)	0.10	0.07	0.13	0.05
From net realized and unrealized gain (loss) on affiliated investments	1.12	(6.20)	2.60	1.02
Total from investment operations	1.22	(6.13)	2.73	1.07

Distributions
Net investment income	(0.21)	—	(0.31)	—
Net realized gains on affiliated investments	—	(0.43)	(0.45)	—
Total distributions	(0.21)	(0.43)	(0.76)	—

Net asset value
End of year	$9.85	$8.84	$15.40	$13.43

Total return(c)	14.35%	(40.81)%	21.20%	8.66	%(i)

Net assets end of year	$2,704	$1,570	$884	$85

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.85%	0.83%	0.68%	0.67	%(j)
Before reimbursement/recapture	0.85%	0.83%	0.68%	0.67	%(j)
Net investment income, to average net assets(e),(f)	1.09%	0.57%	0.94%	1.08	%(j)
Portfolio turnover rate(g)	47%	12%	18%	22	%(i)

The notes to the financial statements are an integral part of this report.

36

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.20	$14.58	$13.05	$11.88	$10.97

Investment operations
From net investment income(a),(b)	0.28	0.26	0.33	0.15	0.16
From net realized and unrealized gain (loss) on affiliated investments	1.25	(5.04)	1.86	1.53	1.00
Total from investment operations	1.53	(4.78)	2.19	1.68	1.16

Distributions
Net investment income	(0.34)	(0.19)	(0.34)	(0.20)	(0.20)
Net realized gains on affiliated investments	—	(0.41)	(0.32)	(0.31)	(0.05)
Total distributions	(0.34)	(0.60)	(0.66)	(0.51)	(0.25)

Net asset value
End of year	$10.39	$9.20	$14.58	$13.05	$11.88

Total return(c)	17.47%	(34.01)%	17.48%	14.59%	10.69%

Net assets end of year	$1,044,810	$901,766	$1,295,568	$914,835	$560,231

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.66%	0.60%	0.60%	0.61%	0.28%
Before reimbursement/recapture	0.66%	0.60%	0.60%	0.61%	0.28%
Net investment income, to average net assets(e),(f)	2.99%	2.12%	2.42%	1.17%	1.37%
Portfolio turnover rate(g)	37%	13%	19%	21%	26%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.12	$14.45	$12.94	$11.80	$10.90

Investment operations
From net investment income(a),(b)	0.22	0.19	0.24	0.06	0.08
From net realized and unrealized gain (loss) on affiliated investments	1.24	(5.01)	1.85	1.52	1.01
Total from investment operations	1.46	(4.82)	2.09	1.58	1.09

Distributions
Net investment income	(0.24)	(0.10)	(0.26)	(0.13)	(0.14)
Net realized gains on affiliated investments	—	(0.41)	(0.32)	(0.31)	(0.05)
Total distributions	(0.24)	(0.51)	(0.58)	(0.44)	(0.19)

Net asset value
End of year	$10.34	$9.12	$14.45	$12.94	$11.80

Total return(c)	16.69%	(34.44)%	16.69%	13.74%	10.05%

Net assets end of year	$394,275	$389,429	$651,359	$549,040	$428,677

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.33%	1.27%	1.27%	1.28%	0.95%
Before reimbursement/recapture	1.33%	1.27%	1.27%	1.28%	0.95%
Net investment income, to average net assets(e),(f)	2.39%	1.54%	1.78%	0.51%	0.68%
Portfolio turnover rate(g)	37%	13%	19%	21%	26%

The notes to the financial statements are an integral part of this report.

37

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.11	$14.45	$12.95	$11.80	$10.91

Investment operations
From net investment income(a),(b)	0.22	0.18	0.24	0.07	0.08
From net realized and unrealized gain (loss) on affiliated investments	1.25	(5.00)	1.85	1.52	1.01
Total from investment operations	1.47	(4.82)	2.09	1.59	1.09

Distributions
Net investment income	(0.26)	(0.11)	(0.27)	(0.13)	(0.15)
Net realized gains on affiliated investments	—	(0.41)	(0.32)	(0.31)	(0.05)
Total distributions	(0.26)	(0.52)	(0.59)	(0.44)	(0.20)

Net asset value
End of year	$10.32	$9.11	$14.45	$12.95	$11.80

Total return(c)	16.77%	(34.44)%	16.74%	13.87%	10.02%

Net assets end of year	$1,513,954	$1,455,012	$2,098,087	$1,520,489	$981,156

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.28%	1.23%	1.23%	1.24%	0.90%
Before reimbursement/recapture	1.28%	1.23%	1.23%	1.24%	0.90%
Net investment income, to average net assets(e),(f)	2.43%	1.49%	1.79%	0.55%	0.74%
Portfolio turnover rate(g)	37%	13%	19%	21%	26%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Growth Portfolio
	Class R
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(h)
Net asset value
Beginning of year	$9.18	$14.54	$13.05	$12.13

Investment operations
From net investment income(a)	0.25	0.22	0.24	0.10
From net realized and unrealized gain (loss) on affiliated investments	1.26	(5.00)	1.93	0.82
Total from investment operations	1.51	(4.78)	2.17	0.92

Distributions
Net investment income	(0.33)	(0.17)	(0.36)	—
Net realized gains on affiliated investments	—	(0.41)	(0.32)	—
Total distributions	(0.33)	(0.58)	(0.68)	—

Net asset value
End of year	$10.36	$9.18	$14.54	$13.05

Total return(c)	17.29%	(34.08)%	17.31%	7.58	%(i)

Net assets end of year	$2,873	$1,969	$1,983	$54

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.82%	0.76%	0.67%	0.66	%(j)
Before reimbursement/recapture	0.82%	0.76%	0.67%	0.66	%(j)
Net investment income, to average net assets(e),(f)	2.68%	1.74%	1.80%	2.08	%(j)
Portfolio turnover rate(g)	37%	13%	19%	21	%(i)

The notes to the financial statements are an integral part of this report.

38

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Portfolio
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.29	$13.69	$12.64	$11.78	$11.23

Investment operations
From net investment income(a),(b)	0.36	0.33	0.36	0.24	0.27
From net realized and unrealized gain (loss) on affiliated investments	1.40	(4.05)	1.40	1.15	0.67
Total from investment operations	1.76	(3.72)	1.76	1.39	0.94

Distributions
Net investment income	(0.43)	(0.28)	(0.37)	(0.28)	(0.33)
Net realized gains on affiliated investments	—	(0.40)	(0.34)	(0.25)	(0.06)
Total distributions	(0.43)	(0.68)	(0.71)	(0.53)	(0.39)

Net asset value
End of year	$10.62	$9.29	$13.69	$12.64	$11.78

Total return(c)	19.99%	(28.41)%	14.51%	12.22%	8.54%

Net assets end of year	$694,532	$545,646	$665,013	$471,902	$329,797

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.63%	0.59%	0.59%	0.58%	0.26%
Before reimbursement/recapture	0.63%	0.59%	0.59%	0.58%	0.26%
Net investment income, to average net assets(e),(f)	3.76%	2.79%	2.83%	1.98%	2.31%
Portfolio turnover rate(g)	30%	12%	23%	22%	19%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Portfolio
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.23	$13.59	$12.55	$11.70	$11.16

Investment operations
From net investment income(a),(b)	0.30	0.27	0.28	0.16	0.18
From net realized and unrealized gain (loss) on affiliated investments	1.39	(4.05)	1.39	1.15	0.68
Total from investment operations	1.69	(3.78)	1.67	1.31	0.86

Distributions
Net investment income	(0.33)	(0.18)	(0.28)	(0.21)	(0.26)
Net realized gains on affiliated investments	—	(0.40)	(0.34)	(0.25)	(0.06)
Total distributions	(0.33)	(0.58)	(0.62)	(0.46)	(0.32)

Net asset value
End of year	$10.59	$9.23	$13.59	$12.55	$11.70

Total return(c)	19.16%	(28.87)%	13.73%	11.50%	7.81%

Net assets end of year	$228,151	$223,209	$357,175	$336,385	$295,649

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.30%	1.25%	1.25%	1.25%	0.92%
Before reimbursement/recapture	1.30%	1.25%	1.25%	1.25%	0.92%
Net investment income, to average net assets(e),(f)	3.23%	2.26%	2.21%	1.31%	1.61%
Portfolio turnover rate(g)	30%	12%	23%	22%	19%

The notes to the financial statements are an integral part of this report.

39

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Portfolio
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.21	$13.58	$12.55	$11.70	$11.17

Investment operations
From net investment income(a),(b)	0.30	0.26	0.28	0.16	0.19
From net realized and unrealized gain (loss) on affiliated investments	1.39	(4.03)	1.39	1.14	0.67
Total from investment operations	1.69	(3.77)	1.67	1.30	0.86

Distributions
Net investment income	(0.35)	(0.20)	(0.30)	(0.21)	(0.27)
Net realized gains on affiliated investments	—	(0.40)	(0.34)	(0.25)	(0.06)
Total distributions	(0.35)	(0.60)	(0.64)	(0.46)	(0.33)

Net asset value
End of year	$10.55	$9.21	$13.58	$12.55	$11.70

Total return(c)	19.24%	(28.87)%	13.86%	11.46%	7.85%

Net assets end of year	$997,766	$876,977	$1,159,220	$905,061	$678,783

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.24%	1.21%	1.21%	1.22%	0.89%
Before reimbursement/recapture	1.24%	1.21%	1.21%	1.22%	0.89%
Net investment income, to average net assets(e),(f)	3.25%	2.21%	2.22%	1.35%	1.67%
Portfolio turnover rate(g)	30%	12%	23%	22%	19%

For a share outstanding throughout each period

	Transamerica Asset Allocation - Moderate Portfolio
	Class R
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(h)
Net asset value
Beginning of year	$9.28	$13.65	$12.64	$11.86

Investment operations
From net investment income(a)	0.32	0.28	0.31	0.13
From net realized and unrealized gain (loss) on affiliated investments	1.42	(4.02)	1.42	0.65
Total from investment operations	1.74	(3.74)	1.73	0.78

Distributions
Net investment income	(0.44)	(0.23)	(0.38)	—
Net realized gains on affiliated investments	—	(0.40)	(0.34)	—
Total distributions	(0.44)	(0.63)	(0.72)	—

Net asset value
End of year	$10.58	$9.28	$13.65	$12.64

Total return(c)	19.81%	(28.57)%	14.31%	6.58	%(i)

Net assets end of year	$2,211	$959	$610	$53

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.86%	0.87%	0.72%	0.66	%(j)
Before reimbursement/recapture	0.86%	0.87%	0.72%	0.66	%(j)
Net investment income, to average net assets(e),(f)	3.38%	2.37%	2.44%	2.73	%(j)
Portfolio turnover rate(g)	30%	12%	23%	22	%(i)

The notes to the financial statements are an integral part of this report.

40

For a share outstanding throughout each period

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class A
	October 31, 2009	October 31, 2008		October 31, 2007(k)
Net asset value
Beginning of year	$8.30	$10.78		$10.00

Investment operations
From net investment income(a)	0.29	0.20		0.05
From net realized and unrealized gain (loss) on affiliated investments	1.08	(2.43)		0.73
Total from investment operations	1.37	(2.23)		0.78

Distributions
Net investment income	(0.32)	(0.25)		—
Net realized gains on affiliated investments	—	—		—
Total distributions	(0.32)	(0.25)		—

Net asset value
End of year	$9.35	$8.30		$10.78

Total return(c)	17.21%	(21.08)%		7.80	%(i)

Net assets end of year	$119,693	$97,482		$38,870

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.81%	0.84	%(#)	0.90	%(j)
Before reimbursement/recapture	0.81%	0.84	%(#)	1.29	%(j)
Net investment income, to average net assets(e),(f)	3.43%	1.98%		0.58	%(j)
Portfolio turnover rate(g)	18%	5%		—	%(i),(l)

For a share outstanding throughout each period

	Transamerica Multi-Manager Alternative Strategies Portfolio
	Class C
	October 31, 2009	October 31, 2008		October 31, 2007(k)
Net asset value
Beginning of year	$8.23	$10.72		$10.00

Investment operations
From net investment income (loss)(a)	0.24	0.15		(0.01)
From net realized and unrealized gain (loss) on affiliated investments	1.06	(2.42)		0.73
Total from investment operations	1.30	(2.27)		0.72

Distributions
Net investment income	(0.26)	(0.22)		—
Net realized gains on affiliated investments	—	—		—
Total distributions	(0.26)	(0.22)		—

Net asset value
End of year	$9.27	$8.23		$10.72

Total return(c)	16.37%	(21.52)%		7.20	%(i)

Net assets end of year	$96,376	$89,701		$49,306

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.45%	1.52	%(#)	1.55	%(j)
Before reimbursement/recapture	1.45%	1.52	%(#)	1.99	%(j)
Net investment income (loss), to average net assets(e),(f)	2.92%	1.53%		(0.07	)%(j)
Portfolio turnover rate(g)	18%	5%		—	%(i),(l)

The notes to the financial statements are an integral part of this report.

41

For a share outstanding throughout each period

	Transamerica Multi-Manager International Portfolio
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(m)
Net asset value
Beginning of year	$6.57	$13.24	$10.63	$10.00

Investment operations
From net investment income (loss)(a)	0.17	0.27	0.32	(0.04)
From net realized and unrealized gain (loss) on affiliated investments	1.84	(6.53)	2.87	0.67
Total from investment operations	2.01	(6.26)	3.19	0.63

Distributions
Net investment income	(0.05)	(0.32)	(0.58)	—
Net realized gains on affiliated investments	—	(0.09)	—	—
Total distributions	(0.05)	(0.41)	(0.58)	—

Net asset value
End of year	$8.53	$6.57	$13.24	$10.63

Total return(c)	30.86%	(48.61)%	31.30%	6.30	%(i)

Net assets end of year	$134,751	$103,077	$178,422	$58,142

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	0.74%	0.65%	0.65%	0.80	%(j)
Before reimbursement/recapture	0.74%	0.65%	0.65%	0.88	%(j)
Net investment income (loss), to average net assets(e),(f)	2.35%	2.59%	2.78%	(0.67	)%(j)
Portfolio turnover rate(g)	32%	38%	1%	1	%(i)

For a share outstanding throughout each period

	Transamerica Multi-Manager International Portfolio
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(m)
Net asset value
Beginning of year	$6.50	$13.13	$10.59	$10.00

Investment operations

From net investment income (loss)(a)	0.01	0.21	0.23	(0.09)
From net realized and unrealized gain (loss) on affiliated investments	1.94	(6.50)	2.86	0.68
Total from investment operations	1.95	(6.29)	3.09	0.59

Distributions
Net investment income	—	(0.25)	(0.55)	—
Net realized gains on affiliated investments	—	(0.09)	—	—
Total distributions	—	(0.34)	(0.55)	—

Net asset value
End of year	$8.45	$6.50	$13.13	$10.59

Total return(c)	30.00%	(49.04)%	30.32%	5.90	%(i)

Net assets end of year	$18,010	$15,781	$30,060	$9,849

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.45%	1.42%	1.43%	1.45	%(j)
Before reimbursement/recapture	1.57%	1.42%	1.43%	1.69	%(j)
Net investment income (loss), to average net assets(e),(f)	0.08%	1.95%	1.98%	(1.32	)%(j)
Portfolio turnover rate(g)	32%	38%	1%	1	%(i)

The notes to the financial statements are an integral part of this report.

42

For a share outstanding throughout each period

	Transamerica Multi-Manager International Portfolio
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(m)
Net asset value
Beginning of year	$6.50	$13.13	$10.58	$10.00

Investment operations
From net investment income (loss)(a)	0.03	0.21	0.24	(0.09)
From net realized and unrealized gain (loss) on affiliated investments	1.92	(6.49)	2.86	0.67
Total from investment operations	1.95	(6.28)	3.10	0.58

Distributions
Net investment income	—	(0.26)	(0.55)	—
Net realized gains on affiliated investments	—	(0.09)	—	—
Total distributions	—	(0.35)	(0.55)	—

Net asset value
End of year	$8.45	$6.50	$13.13	$10.58

Total return(c)	30.00%	(48.98)%	30.45%	5.80	%(i)

Net assets end of year	$132,777	$128,742	$250,419	$76,650

Ratio and supplemental data

Expenses to average net assets:(d)
After reimbursement/recapture	1.43%	1.31%	1.31%	1.45	%(j)
Before reimbursement/recapture	1.43%	1.31%	1.31%	1.53	%(j)
Net investment income (loss), to average net assets(e),(f)	0.50%	2.01%	2.08%	(1.32	)%(j)
Portfolio turnover rate(g)	32%	38%	1%	1	%(i)

(a)	Calculated based on average number of shares outstanding.
(b)	On November 15, 2005, the portfolio was authorized under its 12b-1 plan to pay fees on each class up to the following limits: Class A 0.35%, Class B 1.00%, Class C 1.00%, Class R 0.50%.
(c)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(d)	Do not include expenses of the investment companies in which the portfolio invests.
(e)	Recognition of net investment income by the portfolio is affected by the timing of the declaration of dividends by the underlying affiliated investment companies in which the portfolio invests.
(f)	Includes redemption fees, if any. The impact of redemption fees is less than 0.01% for Class A, Class B, Class C, and Class R, respectively.
(g)	Do not include the portfolio activity of the underlying affiliated funds.
(h)	Commenced operations on June 15, 2006.
(i)	Not annualized.
(j)	Annualized.
(k)	Commenced operations on December 28, 2006.
(l)	Amount rounds to less than 1% or (1%).
(m)	Commenced operations on March 1, 2006.
(#)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.07% and 0.09% for Class A and Class C, respectively (See Note 3).

The notes to the financial statements are an integral part of this report.

43

NOTES TO FINANCIAL STATEMENTS

At October 31, 2009

(all amounts in thousands)

NOTE 1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Asset Allocation—Conservative Portfolio, Transamerica Asset Allocation—Growth Portfolio, Transamerica Asset Allocation—Moderate Growth Portfolio, Transamerica Asset Allocation—Moderate Portfolio, Transamerica Multi—Manager Alternative Strategies Portfolio, and Transamerica Multi—Manager International Portfolio (each, a “Portfolio”; and collectively, the “Portfolios”) are part of Transamerica Funds.

The Portfolios, with the exception of Transamerica Multi—Manager International Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio, currently offer four classes of shares, Class A, Class B, Class C, and Class R. Transamerica Multi—Manager International Portfolio currently offers three classes of shares, Class A, Class B, and Class C.  Transamerica Multi—Manager Alternative Strategies Portfolio currently offers two classes of shares, Class A and Class C. Each class has a public offering price that reflects different sales charges, if any, and expense levels. Class B shares will convert to Class A shares eight years after purchase.

This report should be read in conjunction with the Portfolios’ current prospectus, which contains more complete information about the Portfolios, including investment objectives and strategies.

In the normal course of business, the Portfolios enter into contracts that contain a variety of representations that provide general indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios and/or their affiliates that have not yet occurred. However, based on experience, the Portfolios expect the risk of loss to be remote.

In preparing the Portfolios’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolios.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Interest income is accrued as earned. Dividend income and capital gain distributions from affiliated investment companies, if any, are recorded on the ex-dividend date. Dividends and net realized gain (loss) from investment securities for the Portfolios are from investments in shares of affiliated investment companies.

Multiple class operations, income, and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations.

Redemption fees: A short-term trading redemption fee may be assessed on any sales of Portfolio shares in a fund account during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2009, the Portfolios received redemption fees, which are disclosed in the Portfolios’ Statements of Changes in Net Assets. Effective March 1, 2009, the Portfolios no longer charge redemption fees.

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdrafts by a rate based on the federal funds rate.

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Portfolios value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business. The Portfolios utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Portfolios’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

44

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: Investment company securities are valued at the net asset value of the underlying portfolio.  These securities are actively traded and no valuation adjustments are applied.  They are categorized in Level I of the fair value hierarchy.

The hierarchy classification of inputs used to value the Portfolios’ investments at October 31, 2009, are included at the end of the Portfolios’ Schedules of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

Transamerica Asset Management, Inc. (“TAM”) is the Portfolios’ investment adviser. Transamerica Fund Services, Inc. (“TFS”) is the Portfolios’ administrator and transfer agent.  Transamerica Capital, Inc. (“TCI”) is the Portfolios’ distributor/principal underwriter.  TAM, TFS, and TCI are affiliates of AEGON, NV.

Certain officers and trustees of the Portfolios are also officers and/or directors of TAM, TFS and TCI.

Because the underlying funds have varied expense and fee levels and the Portfolios may own different proportions of underlying funds at different times, the amount of fees and expenses incurred indirectly by the Portfolios will vary. The Portfolios have material ownership interests in the underlying funds.

At the commencement of operations of each of these Portfolios and classes, TAM invested in each Portfolio. As of October 31, 2009, TAM had investments in the Portfolios as follows:

Portfolio Name	Market Value	% of Portfolio’s Net Assets
Transamerica Asset Allocation-Conservative Portfolio
Class R	$54	0.01%
Transamerica Asset Allocation-Growth Portfolio
Class R	45	—	(a)
Transamerica Asset Allocation-Moderate Growth Portfolio
Class R	49	—	(a)
Transamerica Asset Allocation-Moderate Portfolio
Class R	52	—	(a)
Transamerica Multi-Manager Alternative Strategies Portfolio
Class A	249	0.12
Transamerica Multi-Manager Alternative Strategies Portfolio
Class C	245	0.11

(a) Amount rounds to less than 0.01%.

Investment advisory fees:  The Portfolios pay management fees to TAM based on average daily net assets (“ANA”) at the following rates or breakpoints:

Transamerica Asset Allocation — Conservative Portfolio
Average Daily Net Assets	0.10%
Transamerica Asset Allocation — Growth Portfolio
Average Daily Net Assets	0.10%
Transamerica Asset Allocation — Moderate Growth Portfolio
Average Daily Net Assets	0.10%
Transamerica Asset Allocation — Moderate Portfolio
Average Daily Net Assets	0.10%
Transamerica Multi-Manager Alternative Strategies Portfolio
First $500 million	0.20%
Over $500 million up to $1 billion	0.19%
Over $1 billion	0.18%
Transamerica Multi - Manager International Portfolio
Average Daily Net Assets	0.10%

45

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fees and will reimburse the Portfolios to the extent that operating expenses, excluding 12b-1 fees, extraordinary expenses, and acquired (i.e. underlying) portfolios’ fees and expenses, exceed the following stated annual limit:

Portfolio Name	Expense Limit
Transamerica Asset Allocation - Conservative Portfolio	0.45%
Transamerica Asset Allocation - Growth Portfolio	0.45
Transamerica Asset Allocation - Moderate Growth Portfolio	0.45
Transamerica Asset Allocation - Moderate Portfolio	0.45
Transamerica Multi-Manager Alternative Strategies Portfolio	0.55
Transamerica Multi-Manager International Portfolio*	0.45

*This Portfolio may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

If total Portfolio expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Portfolios may be required to pay the adviser a portion or all of the reimbursed class expenses.

The following amounts were available for recapture as of October 31, 2009:

Transamerica Multi-Manager International Portfolio	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2009:
Class B	$18	10/31/2012

Distribution and service fees: The Portfolios have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Portfolios. The Portfolios are authorized under the 12b-1 plans to pay fees on each available class up to the following limits: 0.35% for Class A; 1.00% for Class B; 1.00% for Class C; and 0.50% for Class R.

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Classes B, C, and certain A share redemptions. For the year ended October 31, 2009, the underwriter commissions were as follows:

Transamerica Asset Allocation - Conservative Portfolio
Received by Underwriter	$2,423
Retained by Underwriter	394
Contingent Deferred Sales Charge	426

Transamerica Asset Allocation - Growth Portfolio
Received by Underwriter	$2,688
Retained by Underwriter	409
Contingent Deferred Sales Charge	586

Transamerica Asset Allocation - Moderate Growth Portfolio
Received by Underwriter	$5,239
Retained by Underwriter	807
Contingent Deferred Sales Charge	1,088

Transamerica Asset Allocation - Moderate Portfolio
Received by Underwriter	$4,041
Retained by Underwriter	641
Contingent Deferred Sales Charge	683

Transamerica Multi-Manager Alternative Strategies Portfolio
Received by Underwriter	$548
Retained by Underwriter	83
Contingent Deferred Sales Charge	59

Transamerica Multi-Manager International Portfolio
Received by Underwriter	$245
Retained by Underwriter	37
Contingent Deferred Sales Charge	91

Administrative services: The Portfolios have entered into agreements with TFS for financial and legal fund administration services. The Portfolios pay TFS an annual fee of 0.0125% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Portfolios pay TFS an annual per-account charge for each open and closed account. The Portfolios paid TFS the following amounts for the year ended October 31, 2009:

Portfolio Name	Fees
Transamerica Asset Allocation - Conservative Portfolio	$864
Transamerica Asset Allocation - Growth Portfolio	2,716
Transamerica Asset Allocation - Moderate Growth Portfolio	3,808
Transamerica Asset Allocation - Moderate Portfolio	1,871
Transamerica Multi-Manager Alternative Strategies Portfolio	312
Transamerica Multi-Manager International Portfolio	560

Deferred compensation plan: Each eligible Independent Portfolio Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”). Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Portfolio Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds, including the Portfolios, or investment options under Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of Transamerica Funds.

46

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts were to be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Portfolio. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.

At October 31, 2009, the Portfolios’ liabilities related to the Emeritus Plan were as follows:

Portfolio Name	Emeritus Fees
Transamerica Asset Allocation - Conservative Portfolio	$1
Transamerica Asset Allocation - Growth Portfolio	2
Transamerica Asset Allocation - Moderate Growth Portfolio	5
Transamerica Asset Allocation - Moderate Portfolio	3
Transamerica Multi-Manager International Portfolio	—	(a)

(a) Rounds to less than $1.

Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Portfolios continue to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2009 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Portfolio Name	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Asset Allocation - Conservative Portfolio	$326,116	$—	$217,057	$—
Transamerica Asset Allocation - Growth Portfolio	643,128	—	702,956	—
Transamerica Asset Allocation - Moderate Growth Portfolio	992,617	—	1,100,083	—
Transamerica Asset Allocation - Moderate Portfolio	553,943	—	507,543	—
Transamerica Multi-Manager Alternative Strategies Portfolio	46,612	—	33,159	—
Transamerica Multi-Manager International Portfolio	77,349	—	92,413	—

NOTE 5. FEDERAL INCOME TAX MATTERS

The Portfolios have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Portfolios tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, net operating losses and distribution reclasses.

47

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are listed in the table below.  The Portfolios not listed in the table below did not have reclassifications.

Portfolio Name	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Asset Allocation - Conservative Portfolio	$69	$—	$(69)
Transamerica Asset Allocation - Growth Portfolio	(1,582)	—	1,582
Transamerica Asset Allocation - Moderate Growth Portfolio	(2,242)	—	2,242
Transamerica Asset Allocation - Moderate Portfolio	(779)	—	779

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below.

Portfolio Name	Capital Loss Carryforwards	Available Through
Transamerica Asset Allocation - Conservative Portfolio	$35,265	October 31, 2017
Transamerica Asset Allocation - Growth Portfolio	176,408	October 31, 2017
Transamerica Asset Allocation - Moderate Growth Portfolio	219,913	October 31, 2017
Transamerica Asset Allocation - Moderate Portfolio	69,952	October 31, 2017
Transamerica Multi-Manager Alternative Strategies Portfolio	151	October 31, 2016
Transamerica Multi-Manager Alternative Strategies Portfolio	4,502	October 31, 2017
Transamerica Multi-Manager International Portfolio	36,280	October 31, 2016
Transamerica Multi-Manager International Portfolio	51,740	October 31, 2017

There were no capital loss carryforwards utilized or expired during the year ended October 31, 2009.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2009 was as follows:

	Distributions Paid From: 2008		Distributions Paid From: 2009
Portfolio Name	Ordinary income	Long-term Capital Gain	Ordinary income	Long-term Capital Gain
Transamerica Asset Allocation - Conservative Portfolio	$18,360	$13,795	$33,484	$—
Transamerica Asset Allocation - Growth Portfolio	1,116	68,795	21,902	—
Transamerica Asset Allocation - Moderate Growth Portfolio	38,335	115,144	83,048	—
Transamerica Asset Allocation - Moderate Portfolio	35,977	65,091	65,813	—
Transamerica Multi-Manager Alternative Strategies Portfolio	2,452	—	6,303	—
Transamerica Multi-Manager International Portfolio	10,674	3,331	770	—

The tax basis components of distributable earnings as of October 31, 2009 are as follows:

Portfolio Name	Undistributed Ordinary income	Undistributed Long-term Capital Gain	Capital Loss Carryforwards	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Asset Allocation - Conservative Portfolio	$1,685	$—	$(35,265)	$—	$4,867
Transamerica Asset Allocation - Growth Portfolio	8,842	—	(176,408)	—	(157,612)
Transamerica Asset Allocation - Moderate Growth Portfolio	11,619	—	(219,913)	—	(197,721)
Transamerica Asset Allocation - Moderate Portfolio	17,604	—	(69,952)	—	(52,950)
Transamerica Multi-Manager Alternative Strategies Portfolio	41	—	(4,653)	—	(20,296)
Transamerica Multi-Manager International Portfolio	2,280	—	(88,020)	—	(38,028)

48

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Portfolio disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Portfolios’ financial statements.

NOTE 7. SUBSEQUENT EVENTS

Effective November 30, 2009, the Portfolios offered a new class of shares, Class I shares.

Effective November 30, 2009, all existing Class I shares were re-designated as Class I2 shares. Accordingly, the Portfolios will be investing their assets in Class I2 shares of affiliated funds of Transamerica Funds.

Management has evaluated subsequent events through December 21, 2009, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Portfolios’ financial statements.

49

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Asset Allocation - Conservative Portfolio, Transamerica Asset Allocation - Growth Portfolio, Transamerica Asset Allocation - Moderate Growth Portfolio, Transamerica Asset Allocation - Moderate Portfolio, Transamerica Multi-Manager Alternative Strategies Portfolio, and Transamerica Multi-Manager International Portfolio (individually a “Portfolio”, collectively the “Portfolios”) at October 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 21, 2009

50

TRANSAMERICA ASSET ALLOCATION - CONSERVATIVE PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation - Conservative Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Manager, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Manager. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1- and 3-year periods and above the median for the past 5-year period. The Trustees agreed that they would continue to monitor the performance of the Portfolio. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

51

TRANSAMERICA ASSET ALLOCATION - GROWTH PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation - Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Manager, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Manager. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period and above the median for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

52

TRANSAMERICA ASSET ALLOCATION - MODERATE PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation - Moderate Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Manager, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Manager. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was in line the median for its peer universe for the past 1- and 3- year periods and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

53

TRANSAMERICA ASSET ALLOCATION - MODERATE GROWTH PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Asset Allocation - Moderate Growth Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Manager, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Manager. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Portfolio’s performance was below the median for its peer universe for past 1-year period, in line with the median for the past 3-year period and above the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

54

TRANSAMERICA MULTI-MANAGER ALTERNATIVE STRATEGIES PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Multi-Manager Alternative Strategies Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Portfolio Construction Manager and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Manager, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Manager. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was December 28, 2006. The Board noted that the Portfolio’s performance was above the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was 1 basis point above the Lipper median for its peer group and that the total expenses of the Portfolio were above the median for its peer group. The challenges of finding a truly comparable peer group were noted. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Asset Allocation Management Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Portfolio Construction Manager offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

55

TRANSAMERICA MULTI-MANAGER INTERNATIONAL PORTFOLIO (unaudited)

INVESTMENT ADVISORY AND ASSET ALLOCATION MANAGEMENT AGREEMENTS - CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Multi-Manager International Portfolio (the “Portfolio”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the Asset Allocation Management Agreement of the Portfolio between TAM and Morningstar Associates, LLC (the “Portfolio Construction Manager”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement would enable shareholders of the Portfolio to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Portfolio shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Asset Allocation Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Portfolio Construction Manager such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable portfolios managed by the Portfolio Construction Manager. The Trustees also carefully considered information they had previously received from TAM and the Portfolio Construction Manager as part of their regular oversight of the Portfolio, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Asset Allocation Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Portfolio Construction Manager to the Portfolio in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Portfolio Construction Manager’s investment approach for the Portfolio. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Portfolio Construction Manager and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Portfolio Construction Manager are capable of providing high quality services to the Portfolio, as indicated by the nature and quality of services provided in the past by TAM and the Portfolio Construction Manager for this Portfolio and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Portfolio Construction Management, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Portfolio Construction Management. The Trustees determined that TAM and the Portfolio Construction Manager can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Portfolio. The Board examined the short and longer-term performance of the Portfolio, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Portfolio’s inception date was March 1, 2006. The Board noted that the Portfolio’s performance was below the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Portfolio Construction Manager, the Board concluded that TAM and the Portfolio Construction Manager are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Portfolio and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and portfolio construction management fees for the Portfolio. The Trustees noted that the Portfolio’s contractual management fee was in line with the Lipper median and that the total expenses of the Portfolio were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and portfolio construction management fees of the Portfolio generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Portfolio, TAM and its affiliates, and the Portfolio Construction Manager. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Portfolio grows. The Trustees considered the economies of scale with respect to the management of the Portfolio, whether the Portfolio had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Portfolio has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Portfolio Construction Manager, in the future.

Benefits to TAM, its affiliates, or the Portfolio Construction Manager from their relationship with the Portfolio. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Portfolio Construction Manager from their relationships with the Portfolio are expected to be consistent with industry practice and the best interests of the Portfolio and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Portfolio Construction Manager. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio, reflected by TAM’s expense limitation and fee waiver arrangements with the Portfolio, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Asset Allocation Management Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Asset Allocation Management Agreement for the Portfolio.

56

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2009, the Portfolios designated the following as qualified dividend income:

Portfolio	Qualified Dividend Income
Transamerica Asset Allocation — Conservative Portfolio	$6,262
Transamerica Asset Allocation — Growth Portfolio	19,250
Transamerica Asset Allocation — Moderate Growth Portfolio	39,515
Transamerica Asset Allocation — Moderate Portfolio	18,454
Transamerica Multi-Manager Alternative Strategies Portfolio	3,254
Transamerica Multi-Manager International Portfolio	634

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Portfolio	Dividend Received Deduction Percentage
Transamerica Asset Allocation — Conservative Portfolio	12.26%
Transamerica Asset Allocation — Growth Portfolio	47.19%
Transamerica Asset Allocation — Moderate Growth Portfolio	32.51%
Transamerica Asset Allocation — Moderate Portfolio	21.24%
Transamerica Multi-Manager Alternative Strategies Portfolio	2.85%
Transamerica Multi-Manager International Portfolio	2.90%

For tax purposes, there were no Long-Term Capital Gain Designations for the year ended October 31, 2009.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009
Form 1099-DIV.

57

TRANSAMERICA FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.  The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 163 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 — present), President (2007 — present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”); Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present); Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST; Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS; Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM; Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 —present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

				163	N/A

58

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 — present); Board Member, TII (2003 — present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present).	163	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present); Board Member, TST (2001 — present); Board Member, Transamerica Funds and TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Owner and President, Prestige Automotive Group (2001 — 2005); President, L. J. Hill & Company (1999 — present); Market President, Nations Bank of Sun Coast Florida (1998 — 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

				163	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 — present); Board Member, TII (July 2009 — present); Principal, Maxam Capital Management, LLC (2006 — 2008); and Principal, Cobble Creek Management LP (2004 — 2006).	163	N/A

Neal M. Jewell (1935)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 - present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 — 2004).	163	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and 2002 - Present	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present); Board Member, Transamerica Funds, (1986 — 1990), (2002 — present); Board Member, TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Board Member, TII (2008 — present).	163	N/A

59

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present); Self-employed consultant (2006 — present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and President, International Fund Services (alternative asset administration) (1993 — 2005).	163	N/A

Norman R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Director, Iowa Student Loan Service Corporation (2006 — present); Director, League for Innovation in the Community Colleges (1985 — 2005); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1987 — 2006); and President, Kirkwood Community College (1985 — 2005).	163	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 —present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	163	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Vice President, American Express (1987 — 1989); Vice President, The Equitable (1986 — 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).	163	N/A

60

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 — present); Retired (2004 — 2008); Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and Treasurer, The Hough Group of Funds (1993 — 2004).	163	Operation Par, Inc. (2008 — present); West Central Florida Council — Boy Scouts of America (2008 — present)

*                           Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**                    May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***             Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present); Vice President, General Counsel and Secretary, TII, (2006 — present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present); Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present); Assistant Vice President, TCI (2007 — present); and Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 — present); Vice President, Treasurer and Principal Financial Officer, TII (2007 — present); Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 — present); Senior Vice President (2008 — present), Vice President (2001 — 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 — present); and Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

61

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 — present); Vice President - Investment Administration (2005 — 2007), TII; Vice President and Chief Investment Officer (2007 — present), Senior Vice President - Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present); Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM; Director, TFS (2005 — present); and Assistant Vice President, Raymond James & Associates (1999 — 2004).

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 — present); Chief Compliance Officer, Transamerica Funds, TST and TIS (2008 — present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST and TIS (2008 — present); Chief Compliance Officer, Vice President and Conflicts of Interest Officer, TII (2008 — present); Senior Vice President and Chief Compliance Officer, TAM (2008 — present); Senior Vice President, TFS (2008 — present); Vice President and Chief Compliance Officer, DIA (2004 - present); with DIA since 1988; Director (1999 — present), Vice President and Chief Compliance Officer (1996 — present), DISC; Assistant Vice President, TFLIC (1999 — present); and Chief Compliance Officer, Transamerica Partners Variable Funds (2004 - present).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Treasurer, TII (January 2009 — present); and Assistant Vice President (2007 — present) and Manager, Fund Administration, (2002 — 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2007 — present); Assistant Treasurer, TII (2007 — present); and Vice President, DIA (1998 — present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Secretary, TII (January 2009 — present); Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 — present); Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Secretary, TII (January 2009 — present); Counsel, TAM (2008 — present); Counsel (contract), Massachusetts Financial Services, Inc. (2007); Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and Associate, Greenberg Traurig, P.A. (2004 — 2005).

62

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Tax Officer, TII (2008 — present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericafunds.com.

63

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Funds will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

64

TRANSAMERICA FUNDS – PRIVACY POLICY

Notice of privacy policy

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                  Information we receive from you on applications or other forms, such as your name, address, and account number;

•                  Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                  Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:          This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

65

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Open Funds

Annual Report

October 31, 2009

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder:

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future.  We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  During the past twelve months, markets have oscillated from significant weakness in conjunction with investors’ concerns over the health of the economy and the labor market to strength in conjunction with investor optimism of recovery and bargain hunting.  The equity markets touched new lows in March 2009, and then subsequently rallied sharply.  The period ended in October with positive twelve - month returns for both the broad equity and bond markets.  As economic recovery prospects have improved, the U.S. dollar has weakened versus the Euro, Pound Sterling, and Japanese Yen.  Oil prices have been quite volatile over the past year, hitting their lows in January 2009 and recovering to end higher at the end of the period.  From a rate of 1.00% at the beginning of the period, the Federal Reserve lowered the federal funds rate in December 2008 to a range of 0%-0.25% in an effort to stimulate the economy.  The unemployment rate has continued to climb and reached 10.2% in October.  Bargain hunting and an increased appetite for risk following market lows in March 2009 has led to strong gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks and high - yield bonds.  Treasuries and money market securities have lagged on a relative basis.  For the twelve months ending October 31, 2009, the Dow Jones Industrial Average returned 7.71%; the Standard & Poor’s 500 Index returned 9.80%; and the Barclays Capital Aggregate U.S. Bond Index returned 13.79%.  Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs.  Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial advisor if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Senior Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Transamerica Balanced

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, securities markets grappled with a global economic slowdown and the repercussions from the collapse of the credit markets before staging powerful rallies.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market, infuse liquidity into the credit markets, jump-start consumer spending, or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

In fixed income, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

As the period progressed and the government’s initiatives took effect in earnest, U.S. fixed income markets rallied impressively. An early beneficiary of the government’s programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS. Corporates also did well, outperforming Treasuries.

By third quarter 2009, U.S. economic growth turned positive. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Balanced Class A returned 18.43%.  By comparison, its primary and secondary benchmarks, the Standard and Poor’s 500 Composite Stock Index and the Barclays Capital U.S Aggregate Bond Index, returned 9.80% and 13.79%, respectively.

STRATEGY REVIEW

During the period, Transamerica Balanced outperformed its blended benchmark. For the equity segment, positive relative performance is attributable to overweighting the strong-performing information technology sector and stock selection in the consumer discretionary and industrials sectors.

Amazon.com, Inc. was a top-performing consumer discretionary holding. The company achieved healthy returns by engaging the global consumer. Another key performance contributor was BlackRock, Inc., a global investment management, risk management and advisory services firm. It is considered a fixed income industry leader and benefited during a period of favor for fixed income strategies.

Performance detractors included overweighting the weaker-performing industrials sector and stock selection in the healthcare and financial services sectors. The Charles Schwab Corp., a key performance detractor, benefitted early in the period from a trend among financial advisors to form their own firms and was on the leading edge of providing service and distribution channels for those advisors. More recently, the company experienced a slowdown in its business as consumers shifted from investing to saving. Business outsourcing company Automatic Data Processing, Inc., (“ADP”) was also a performance detractor. During the period, it experienced a decline in its stock price due to rising unemployment.

On the fixed income side, strong performance was primarily the result of overweighting mortgage-related and corporate securities. Also contributing to performance was a small but strategic investment in commercial MBS — most notably, cell-phone towers. Unlike commercial buildings, demand for cell-phone towers was not impacted greatly by the recession. During the period, our shorter-than-index duration modestly detracted from performance, but the impact was more than offset by the fund’s sector exposures.

Gary U. Rollé, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Erik U. Rollé

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

1

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	18.43%	2.17%	1.84%	12/02/1994
Class A (POP)	11.90%	1.02%	1.27%	12/02/1994
S&P 500*	9.80%	0.33%	(0.95)%	12/02/1994
Barclays Capital U.S. Aggregate Bond*	13.79%	5.05%	6.31%	12/02/1994
Class B (NAV)	17.50%	1.55%	1.33%	10/01/1995
Class B (POP)	12.57%	1.37%	1.33%	10/01/1995
Class C (NAV)	17.80%	1.61%	3.15%	11/11/2002
Class C (POP)	16.80%	1.61%	3.15%	11/11/2002

NOTES

* The Standard and Poor’s 500 Composite Stock (“S&P 500”) Index and the Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

2

Transamerica Convertible Securities

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, convertible securities — which are sensitive to both equity and fixed income market trends — experienced tremendous volatility.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

In fixed income markets, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

During equity bear markets, convertible securities typically fare better than equities, as their debt components tend to offset some or all of the negative impact on the equity component. However, as spreads widened, the debt component of many convertibles sharply declined. Additionally, convertible market liquidity was an issue early in the period as hedge funds — a major block of market participants — reduced their exposures.

By mid-March the government’s various efforts began to gain traction. Bellwether banks showed first signs of stabilization, sparking improvements in both equity and fixed income markets. By summer, the federal stimulus programs helped to bring the recession to an end and loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Towards the end of the period, credit spreads had narrowed and equity markets continued to rebound — both positive developments for convertible securities.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Convertible Securities Class A returned 20.42%.  By comparison, its benchmark, the Bank of America Merrill Lynch All U.S. Convertible Securities Index, returned 37.26%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking quality companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. In addition, early in the period, we shifted the portfolio to low-risk investments (i.e., short-term fixed income instruments), a defensive move to preserve capital in a volatile market. Further, we lowered the fund’s delta — a measure of sensitivity to equity price changes — slightly below the benchmark. Thus, the fund was conservatively positioned when the markets rallied, led by higher-risk segments of the market. As a result, the fund lagged the benchmark during the rally, but nonetheless posted a double-digit return for the full period.

By early summer, we shifted the portfolio’s stance to reflect a more positive outlook on the equity markets, anticipating low to moderate domestic growth. We increased our position in biotechnology, convinced pending healthcare reform would place pressure on large pharmaceutical companies to seek other avenues of growth. We felt many of these companies would be discouraged from doing their own research and development and seek to pursue mergers and acquisitions with smaller biotechnology companies. We think this is an opportunistic area of the market and selectively added quality biotechnology names such as Human Genome Sciences, Inc. and Onyx Pharmaceuticals, Inc.

Additionally, in the belief that dollar-based weakness would cause a rally in commodity prices (i.e., gold and steel), we increased our exposure to commodity-related securities, adding investments in companies like worldwide gold miner Newmont Mining Corporation and steel producer U.S. Steel Corp.

Kirk J. Kim

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

3

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	20.42%	2.80%	4.83%	03/01/2002
Class A (POP)	14.67%	1.80%	4.16%	03/01/2002
BofA Merrill Lynch All U.S. Convertible Securities*	37.26%	2.38%	4.60%	03/01/2002
Class B (NAV)	19.45%	2.02%	4.10%	03/01/2002
Class B (POP)	14.45%	1.88%	4.10%	03/01/2002
Class C (NAV)	19.57%	2.09%	5.45%	11/11/2002
Class C (POP)	18.57%	2.09%	5.45%	11/11/2002
Class I (NAV)	21.09%	N/A	1.48%	11/15/2005

NOTES

* The Bank of America Merrill Lynch All U.S. Convertibles Securities (“BofA Merrill Lynch All U.S. Convertibles Securities”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

4

Transamerica Equity

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period modestly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, U.S. economic growth for third quarter 2009 was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Equity Class A returned 10.07%.  By comparison, its benchmark, the Russell 1000® Growth Index, returned 17.51%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Equity was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the fund rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the fund’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. The fund, while continuing to generate gains and, ultimately, double-digit returns, underperformed the benchmark index.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Among the fund’s strongest contributors to performance was Amazon.com, which achieved healthy returns by engaging the global consumer.

Other key contributors were Johnson Controls Inc., a manufacturer of automotive interior products and battery-powered systems, and Apple Inc., the maker of consumer-friendly personal electronics. During the period, Johnson Controls was awarded government contracts and successfully cut costs amidst the downturn in auto manufacturing and sales. Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Partially offsetting the gains for these and other stocks was our security selection in the financial services (i.e., Wells Fargo & Co.) and healthcare (i.e., Varian Medical Systems, Inc.) sectors. Consumer bank Wells Fargo was caught in the downdraft of financial stocks early in the period. However, its acquisition of Wachovia is proving beneficial, and its deposit levels are rising. Varian, a successful developer of technology used to treat cancer through precise radiation procedures, lost ground on fears that cost-conscious hospitals would postpone purchases. Also detracting from performance was General Electric Co. (“GE”) Concerned about GE’s strained balance sheet, we sold the stock in favor of better opportunities.

Gary U. Rollé, CFA

Edward S. Han

John J. Huber, CFA

Peter O. Lopez

Eric U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

5

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	10.07%	0.75%	(2.63)%	03/01/2000
Class A (POP)	4.00%	(0.37)%	(3.20)%	03/01/2000
Russell 1000® Growth*	17.51%	1.27%	(5.00)%	03/01/2000
Class B (NAV)	9.19%	0.00%	(3.23)%	03/01/2000
Class B (POP)	4.19%	(0.20)%	(3.23)%	03/01/2000
Class C (NAV)	9.32%	0.05%	4.53%	11/11/2002
Class C (POP)	8.32%	0.05%	4.53%	11/11/2002
Class I (NAV)	10.73%	N/A	(4.00)%	11/15/2005
Class T (NAV)	10.46%	N/A	(7.91)%	10/27/2006
Class T (POP)	1.06%	N/A	(10.58)%	10/27/2006

NOTES

* The Russell 1000® Growth (“Russell 1000® Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares (8.5% for Class T) or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by he Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

6

Transamerica Flexible Income

(unaudited)

MARKET ENVIRONMENT

During most of the 12 months ended October 31, 2009, U.S. fixed income markets experienced the strongest rally in many decades.

Early in the reporting period, fixed income markets grappled with the repercussions of the financial crisis that began with the collapse of the subprime mortgage market in 2007. By September 2008, the crisis had shuttered a preeminent investment bank (Lehman Brothers). Other banks responded by further tightening already stringent lending standards.

With liquidity greatly reduced and the U.S. economy mired in recession, a dislocation of near-historic proportions occurred in the fixed income markets. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down. Meanwhile, prices for non-Treasury securities fell, and yields, which move in opposition to prices, rose. The gap between the yields of Treasuries and other securities (i.e., yield spreads) widened, in some cases to levels not seen since the Great Depression.

Market conditions began to stabilize early in 2009 after aggressive and unprecedented efforts by the U.S. government to restore order and confidence to the financial system and reinvigorate the economy gained traction. The arsenal deployed in this effort included reduction of the federal funds rate (from 1.0% to near 0%) and more than a dozen programs meant to stabilize the housing market; provide a liquidity backstop to high-quality corporations; jump-start consumer spending; and provide financing and capital to financial institutions. An early beneficiary of these programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS.

As the period progressed, the massive government initiatives loosened up credit markets, affording businesses better access to funding for new projects, continuing operations and debt refinancing. Consumer spending modestly rebounded, the U.S. housing market showed initial signs of stabilization, and the U.S. recession ended. Although unemployment remained elevated, consumer sentiment, business activity and corporate earnings showed improvements. By October, credit spreads had narrowed, and credit yield curves were migrating toward a more normal (i.e., upward-sloping) configuration. For the full 12 months, investment-grade corporate bonds, high-yield bonds and mortgage securities outperformed Treasuries.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Flexible Income Class A returned 22.30%.  By comparison, its primary and former benchmarks, the Barclays Capital Aggregate U.S. Bond Index and the Barclays Capital U.S. Government/Credit Bond Index, returned 13.79% and 14.60%, respectively.

STRATEGY REVIEW

During the fiscal year, Transamerica Flexible Income achieved its objective of providing high total return through a combination of current income and capital appreciation by increasing its exposure to high-yield corporate bonds and agency MBS.

Early in the period, we increased our exposure to agency MBS. Both the government’s implied guarantee and the federal programs designed to manipulate mortgage rates lower helped to make these securities attractive. Additionally, we purchased many short-dated bonds, which benefited from the government’s liquidity programs, a reopening of the fixed income markets and inverted yield curves.

During the reopening of credit markets in early 2009, we bought many new issues with high coupons and benefited from drastic credit-market improvements. After strong performance, we moved to lock in gains in high-yield and agency MBS. We repositioned the assets in attractive new high-grade corporate bonds. Also contributing modestly to performance was the fund’s limited exposure to convertibles, common equity and preferred stock.

A slight detractor from overall performance was our shorter-than-index duration as credit conditions improved and yield spreads declined. However, the impact of our duration positioning was eclipsed by the fund’s selections in high-yield bonds, investment-grade corporate bonds and mortgage securities.

Brian W. Westhoff, CFA

Derek S. Brown, CFA

Kirk J. Kim

Greg D. Haendel, CFA

Peter O. Lopez

Co-Portfolio Managers

Transamerica Investment Management, LLC

7

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	22.30%	2.03%	4.35%	06/29/1987
Class A (POP)	16.49%	1.05%	3.84%	06/29/1987
Barclays Capital U.S. Aggregate Bond*	13.79%	5.05%	6.31%	06/29/1987
Barclays Capital U.S. Government/Credit Bond*	14.60%	4.79%	6.32%	06/29/1987
Class B (NAV)	21.39%	1.35%	3.79%	10/01/1995
Class B (POP)	16.39%	1.19%	3.79%	10/01/1995
Class C (NAV)	21.50%	1.39%	2.44%	11/11/2002
Class C (POP)	20.50%	1.39%	2.44%	11/11/2002
Class I (NAV)	23.16%	N/A	2.64%	11/08/2004

NOTES

* The Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”) Index and Barclays Capital U.S. Government/Credit Bond (“Barclays Capital U.S. Government/Credit Bond”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

8

Transamerica Growth Opportunities

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, U.S. economic growth for third quarter 2009 was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Growth Opportunities Class A returned 14.76%.  By comparison, its benchmark, the Russell Midcap® Growth Index, returned 22.48%.

STRATEGY REVIEW

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, Transamerica Growth Opportunities was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the portfolio outperformed. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the fund’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. The fund, while continuing to generate gains and, recently, double-digit returns, underperformed the benchmark.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Two of the fund’s stronger contributors — Guess?, Inc. and Priceline.com Inc. — gained from the increasing influence of the global consumer. Guess? is growing its international business at an aggressive pace, and Priceline.com is benefiting from growth in Europe, where its value-price offering has been adopted by many small hotels for the first time.

Stock selection in the auto & transportation sector also contributed to relative performance, as did our lack of exposure in the weaker-performing utilities, integrated oils and consumer staples sectors.

Automotive product leader BorgWarner Inc. — which supplies the newest technologies to the auto market — was a top contributor despite a difficult third quarter in which it experienced stock price declines amidst investor skepticism about the ability of the government’s “cash for clunkers” program to jump-start auto sales.

Stock selection in the technology and financial services sectors detracted from performance, as did our cash position, which was a byproduct of normal trading activity.

Technology holding FLIR Systems, Inc. came under pressure earlier in the period as some investors rotated out of profitable positions. We sold the stock in the third quarter. Game publisher Activision Blizzard had flat third-quarter returns following a strong first half of the year. We expect video-game sales to increase in the fourth quarter following significant price declines for video-game consoles and the release of new games ahead of the holiday season.

Edward S. Han

John J. Huber, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

9

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	14.76%	2.64%	(2.89)%	03/01/2000
Class A (POP)	8.35%	1.50%	(3.46)%	03/01/2000
Russell Midcap® Growth*	22.48%	2.22%	(3.54)%	03/01/2000
Class B (NAV)	14.03%	1.87%	(3.52)%	03/01/2000
Class B (POP)	9.03%	1.69%	(3.52)%	03/01/2000
Class C (NAV)	13.80%	1.90%	6.16%	11/11/2002
Class C (POP)	12.80%	1.90%	6.16%	11/11/2002
Class I (NAV)	15.43%	N/A	(0.67)%	11/15/2005

NOTES

* The Russell Midcap® Growth (“Russell Midcap® Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

10

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

October 2009 marked the eighth consecutive month of positive returns for the high yield market and brought the prior twelve month gain for the Bank of America Merrill Lynch High Yield Cash Pay Index (“Merrill Lynch High Yield”) to 48.05%. The index has now fully recouped the -26.43% loss experienced in the fiscal year ended October 2008. The twelve month performance exceeds the record calendar year return of 34.58% posted by the Merrill Lynch High Yield in 1991.

High yield returns for the majority of 2009 benefited from positive technical factors. The heavy flow of money to risky asset classes spurred rallies in high yield, investment-grade and emerging-markets credit, leveraged loans, and equities. Operating results have not yet demonstrated a sharp rebound. However, investors rarely receive validation that a rally is fundamentally supported until well after the initial gains occur.

Investor sentiment for high yield assets has changed significantly in recent months and has led to a dramatic improvement in capital markets access. The result is a flurry of refinancing activity that removed or deferred the risk of default for a large portion of the high yield market. Consequently, default rates are currently consistent with levels seen in prior recessionary periods rather than the Depression-like conditions implied by the record spread levels witnessed in Q4 2008 and Q1 2009.

PERFORMANCE

For the year ended October 31, 2009, Transamerica High Yield Bond Class A returned 47.58%.  By comparison its benchmark, the Bank of America Merrill Lynch U.S. High Yield, Cash Pay returned 48.05%.

STRATEGY REVIEW

The portfolio benefited from an overweight position in cyclical industries such as technology and building materials as economically sensitive industries generally outperformed defensive industries. The recovery in cyclicals is a reversal from 2008 when defensive industries outperformed and indicates a market looking forward to economic improvement.

Anticipating the strength in cyclicals, we maintained an underweight position in defensive industries including a reduced industry weighting to telecommunication and energy which resulted in a positive contribution to Fund performance. While the Fund’s exposure to the financial sector increased during the year, the portfolio position remained underweight relative to the benchmark. As a result, financials were a negative contributor to Fund performance during the 2009 recovery as the sector outperformed the overall market.

We anticipate fundamentals will stabilize in the coming months but challenges to the economy remain. Job losses have slowed but unemployment levels are at 25 year highs and may climb further before any long term improvement takes hold. As a result, we do not expect consumers to be a significant economic driver in the short-term but instead anticipate that inventory re-stocking and capital availability should foster growth through 2009 and into 2010.

Against this backdrop, we anticipate maintaining an overweight to cyclical industries with an underweight bias toward defensive industries. We are also selectively reducing exposure to issuers that rallied beyond what we believe to be fair value relative to the risk. We continue to find opportunities in financials where spreads (+1,200 bps) remain wide relative to the overall high yield market (+775 bps). We also believe opportunities still exist in the longer dated maturities of high quality names.

The Fund is currently positioned towards a view that we are in the early stages of a recovery and we believe the Fund will outperform in that environment. We also continue to believe the high yield market offers attractive spreads and absolute yields and anticipate improving fundamentals to validate this as the economy improves.

David R. Halfpap, CFA

Bradley J. Beman, CFA, CPA

Benjamin D. Miller, CFA

Co-Portfolio Managers

AEGON USA Investment Management, LLC

11

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	47.58%	5.40%	5.95%	06/14/1985
Class A (POP)	40.83%	4.37%	5.44%	06/14/1985
BofA Merrill Lynch U.S. High Yield, Cash Pay*	48.05%	5.92%	6.53%	06/14/1985
Class B (NAV)	46.69%	4.62%	5.39%	10/01/1995
Class B (POP)	41.69%	4.47%	5.39%	10/01/1995
Class C (NAV)	46.63%	4.66%	7.23%	11/11/2002
Class C (POP)	45.63%	4.66%	7.23%	11/11/2002
Class I (NAV)	48.39%	N/A	5.89%	11/08/2004

NOTES

* The Bank of America Merrill Lynch U.S. High Yield, Cash Pay (“BofA Merrill Lynch U.S. High Yield, Cash Pay”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investments in high-yield bonds (“junk bonds”) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

12

Transamerica Legg Mason Partners All Cap

(unaudited)

MARKET ENVIRONMENT

The market conditions during the fiscal year ending October 31, 2009 are best described as a rollercoaster ride.  The financial and credit crises struck early in the fiscal year which required hundreds of billions of dollars from the government to be injected into the banking and financial system to prevent large, destabilizing bankruptcies.  As a result, the stock markets, both in the U.S. and abroad, went into tailspins.  The U.S. stock market traced out lows in October and late November of 2008 and a final one in early March of this year.

In addition to massive injections of money into the financial systems, the new Administration in Washington passed legislation that also added $787 billion of stimulus to the overall economy.  However, much of this stimulus will hit in 2010-2011 and so it is unclear what the effects have been this year.

It is fair to say that many stock prices in early 2009 reached levels that can only be described as mouth-watering.  At the same time, the combination of cash (money market funds) and near cash (CD’s, savings accounts) totaled more than 100% of the value of all U.S. stocks, a historically high figure.  This happened even though the return on short term funds was essentially zero, a measure of the fear in place earlier this year.

First quarter 2009 U.S. gross domestic product (“GDP”) declined at an approximate 6% annual rate and improved to approximately -1% in the June quarter.  The combination of less bad economic news and ample liquidity caused stocks to rise dramatically.  From the March ninth low through the end of the third calendar quarter, stocks, as measured by the S&P 500 Index, rallied approximately 57%.

With the dramatic market sell off in the first calendar quarter of 2009, we began to take a more offensive position with the portfolio, increasing our exposure to early cycle sectors trading at deep discounts to fair value.  Historically, early cycle sectors such as consumer discretionary, industrials, financials, technology, energy and materials have been the first to anticipate a recovery.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Legg Mason Partners All Cap Class A returned 13.19%.  By comparison, its benchmark, the Russell 3000® Index, returned 10.83%.

STRATEGY REVIEW

For the fiscal year ending October 31, 2009, the Transamerica Legg Mason Partners All Cap (Class A) portfolio returned +13.19%, excluding the effects of sales charges, outperforming the Russell 3000® Index, which returned +10.83%.

For the fiscal year, the Information Technology (+8.05%) and Consumer Discretionary (+2.80%) sectors were the largest contributors to absolute performance while Industrials (+0.03%) and Materials (+0.06%) sectors contributed the least to absolute performance.

The top stock contributors to Portfolio performance during the fiscal year were Samsung Electronics Co. Ltd — GDR (+1.95%), Franklin Resources Inc. (+1.37%), McDermott International Inc. (+1.23%), Wyeth (+1.20%), and Anadarko Petroleum Corp. (+1.01%).  The largest detractors from performance were Raytheon Co. (-1.38%), Bank of America Corp. (-0.95%), Abbott Laboratories (-0.84%), General Electric Co. (-0.69%), and Synovus Financial Corp. (-0.56%).

The top 10 holdings for the Portfolio as of October 31, 2009 were: Samsung Electronics Co. Ltd. — GDR (3.81%), JPMorgan Chase & Co. (3.50%), Safeway Inc. (3.30%), Franklin Resources Inc. (2.95%), Bank of America Corp. (2.86%), Cisco Systems Inc. (2.73%), Microsoft Corp. (2.62%), Texas Instruments Inc. (2.60%), Novartis AG — ADS (2.56%), and Applied Materials Inc. (2.51%).

The largest five sectors for the Portfolio as of October 31, 2009 were: Information Technology (21.18%), Financials (17.67%), Energy (15.85%), Industrials (13.50%), and Consumer Discretionary (8.89%).

John J. Goode

Peter J. Hable

Co-Portfolio Managers

ClearBridge Advisors, LLC

13

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	13.19%	0.16%	3.01%	03/01/1999
Class A (POP)	6.97%	(0.96)%	2.43%	03/01/1999
Russell 3000®*	10.83%	0.71%	(0.14)%	03/01/1999
Class B (NAV)	12.38%	(0.53)%	2.45%	03/01/1999
Class B (POP)	7.38%	(0.67)%	2.45%	03/01/1999
Class C (NAV)	12.35%	(0.48)%	4.48%	11/11/2002
Class C (POP)	11.35%	(0.48)%	4.48%	11/11/2002

NOTES

* The Russell 3000® (“Russell 3000®”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events and may be subject to greater loss than investments in a diversified fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

14

Transamerica Science & Technology

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period modestly higher.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, U.S. economic growth was positive for third quarter 2009. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Science & Technology Class A returned 25.70%.  By comparison, its benchmark, the Dow Jones U.S. Technology Index, returned 32.53%.

STRATEGY REVIEW

Transamerica Science & Technology generally invests in companies that rely extensively on technology in their product development or operations and have benefited from technological progress or have enabled such progress in others, with a particular focus on companies in developing segments of the sector.

During the fiscal year, the fund — while posting double-digit returns — underperformed its benchmark. Positive relative performance was attributable primarily to overweighting the consumer discretionary sector and top-performing healthcare sector. Also contributing to performance was our security selection in the information technology sector, specifically, Data Domain and Salesforce.com.

Data storage deduplication provider Data Domain benefited earlier in the year as a bidding war for the company erupted between rival suitors. EMC Corp. bought Data Domain in July, and we sold our position to realize the price gain from the acquisition.

Salesforce.com, a leader in customer relationship management (“CRM”) and cloud computing, has a unique business model that incorporates easy-to-use, productivity-enhancing software along with service. The company offers variability with user costs, and the return on investment is typically less than 12 months. Therefore, numerous companies moved forward with CRM purchases despite a pullback in many areas of capital spending.

Key performance detractors included overweighting and security selection in the telecommunications service sector. Individual healthcare holdings NuVasive, Inc. and Gilead Sciences, Inc. also detracted from performance. NuVasive is a medical device company focused on the design and development of products for the surgical treatment of spine disorders. It suffered during the period from uncertainty surrounding healthcare reform and its impact on hospital budgets and capital expenditures. Gilead Sciences, a biopharmaceutical company whose primary drugs are Truvada and Atripla (for the treatment of HIV-1 in adults), saw substantial growth during the period. However, it suffered from investors’ interest in more cyclical growth stocks that hold greater appeal during post-recession recoveries. We continue to hold this position and believe in Gilead’s long-term growth potential.

Kirk J. Kim

Joshua D. Shaskan, CFA

Jeffrey J. Hoo, CFA

Erik U. Rollé

Co-Portfolio Managers

Transamerica Investment Management, LLC

15

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	25.70%	(0.15)%	(9.95)%	07/14/2000
Class A (POP)	18.60%	(1.27)%	(10.50)%	07/14/2000
Dow Jones U.S. Technology*	32.53%	3.69%	(8.95)%	07/14/2000
Class B (NAV)	25.00%	(0.87)%	(10.52)%	07/14/2000
Class B (POP)	20.00%	(1.06)%	(10.52)%	07/14/2000
Class C (NAV)	25.00%	(0.81)%	5.35%	11/11/2002
Class C (POP)	24.00%	(0.81)%	5.35%	11/11/2002
Class I (NAV)	26.64%	N/A	(0.91)%	11/15/2005

NOTES

* The Dow Jones U.S. Technology (“Dow Jones U.S. Technology”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in technology stocks generally involves greater volatility and risks, so an investment in the Fund may not be appropriate for everyone. The Fund is non-diversified. Investments in a “non-diversified” fund may be subject to specific risks such as susceptibility to single economic, political or regulatory events, and may be subject to greater loss than investments in a diversified fund. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

16

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

During most of the 12 months ended October 31, 2009, U.S. fixed income markets experienced the strongest rally in many decades.

Early in the reporting period, fixed income markets grappled with the repercussions of the financial crisis that began with the collapse of the subprime mortgage market in 2007. By September 2008, the crisis had shuttered a preeminent investment bank (Lehman Brothers). Other banks responded by further tightening already stringent lending standards.

With liquidity greatly reduced and the U.S. economy mired in recession, a dislocation of near-historic proportions occurred in the fixed income markets. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, prices for non-Treasury securities fell, and yields, which move in opposition to prices, rose. The gap between the yields of Treasuries and other securities (i.e., yield spreads) widened, in some cases to levels not seen since the Great Depression. This was especially true in corporate bonds; concerns about businesses’ ability to obtain financing and maintain profitability drove yields for both investment-grade and non-investment grade bonds to double-digit levels. Yields on short-term corporate bonds were particularly attractive — in some instances, close or equal to that of a company’s long-term debt.

Market conditions began to stabilize early in 2009 after aggressive and unprecedented efforts by the U.S. government to restore order and confidence to the financial system and reinvigorate the economy began to take hold. The arsenal deployed in this effort included reduction of the federal funds rate (from 1.0% to near 0%) and more than a dozen programs meant to stabilize the housing market; provide a liquidity backstop to high-quality corporations; jump-start consumer spending; and provide financing and capital to financial institutions. An early beneficiary of these programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS.

As the period progressed, the massive government initiatives loosened up credit markets, affording businesses better access to funding for new projects, continuing operations and debt refinancing. Consumer spending modestly rebounded, the U.S. housing market showed initial signs of stabilization, and the U.S. recession ended. Although unemployment remained elevated, consumer sentiment, business activity and corporate earnings showed improvements. By October, credit spreads had narrowed, and credit yield curves were migrating toward a more normal (i.e., upward-sloping) configuration. For the full 12 months, the corporate and mortgage sectors outperformed Treasuries.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Short-Term Bond Class I returned 14.44%.  By comparison, its benchmark, the Bank of America Merrill Lynch U.S. Corporate & Government 1-3 Yrs Index, returned 6.36%.

STRATEGY REVIEW

Transamerica Short-Term Bond maintained a higher yield, and achieved a higher total return, than the benchmark index due to our overweighting of mortgage-related and corporate securities throughout much of the period.

Early in the period, we invested approximately 30% of net assets in agency MBS. Both the government’s implied guarantee and the federal programs designed to manipulate mortgage rates lower helped to make these securities attractive. Later, as agency MBS became fully valued and the outlook for the economy, housing and corporate profits brightened, we shifted our focus to highly enhanced MBS issued by private lenders (rather than the federal agencies) and short-term corporate securities.

Within the corporate sector, we consistently underweighted industries most sensitive to the credit crisis and weak economy — such as homebuilders, consumer cyclicals and autos — while overweighting defensive industries such as consumer staples and utilities.

Also contributing to the fund’s outperformance was a small but strategic investment in commercial MBS — most notably, cell phone towers. Unlike commercial buildings, demand for cell phone towers was not impacted greatly by the recession.

Throughout the period, we maintained a shorter-than-index duration (i.e., sensitivity to interest-rate movements) for the portfolio. This modestly detracted from performance, but the impact was more than offset by the fund’s sector exposures.

Greg D. Haendel, CFA

Derek S. Brown, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

17

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	14.44%	4.45%	11/08/2004
BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs*	6.36%	4.30%	11/08/2004
Class A (NAV)	14.07%	5.89%	11/01/2007
Class A (POP)	11.24%	4.54%	11/01/2007
Class C (NAV)	13.31%	5.15%	11/01/2007
Class C (POP)	12.31%	5.15%	11/01/2007

NOTES

* The Bank of America Merrill Lynch U.S. Corporate & Government, 1-3 Yrs (“BofA Merrill Lynch U.S. Corporate & Government, 1-3 Yrs “) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on life of Class I shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for A shares or the maximum applicable contingent deferred sales charge and 1% (during the first 12 months) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

18

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, equity markets experienced tremendous volatility as they grappled with, and then overcame, a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period with double-digit gains.

We believe the U.S. recession ended in mid-2009. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Additionally, U.S. economic growth for third quarter 2009 was positive. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Small/Mid Cap Value Class A returned 19.12%.  By comparison, its benchmark, the Russell 2500® Value Index, returned 8.55%.

STRATEGY REVIEW

Entering 2009, management had positioned the fund in expectation of a rebound among certain segments of the economy and market in the latter half of the year. The rebound occurred more quickly than anticipated, effectively “fast-forwarding” the fund’s gains and contributing to outperformance vs. its benchmark for the fiscal year.

During the summer, while the fund continued to benefit from the market’s rebound, management took profits to reinvest in new or newer holdings it expects to show strength through late 2010 and in to 2011.

Stock selection in the auto & transportation and financial services sectors was the primary contributor to positive relative performance during the period. Top contributors included Tenneco Inc., a producer of emission control products for the auto industry. Despite a virtual shutdown in auto production earlier in the year, Tenneco’s stock price increased as management successfully steered the company through the downturn and subsequent resurgence in U.S. auto manufacturing. Following strong outperformance through late summer, we sold the position to leverage other opportunities.

Another top contributor was individual holding Allscripts-Misys Healthcare Solutions, Inc., which provides software, services, information and connectivity solutions to physicians and other healthcare providers. Allscripts benefitted during the period from the government’s support of health information technology, such as electronic medical records.

Detracting from relative performance was stock selection in the materials & processing and consumer staples sectors. Also, individual holdings FTI Consulting, Inc. and Harmonic Inc. were performance detractors. FTI Consulting, a business advisory company, performed well early in the period as many businesses required consulting services for financial restructuring. In the mid to latter part of the fiscal year, FTI’s stock price declined as economic and credit conditions improved and its other, more cyclical businesses detracted from its restructuring/bankruptcy business. Video delivery solutions company Harmonic Inc. experienced lower relative performance resulting from investor speculation that cable companies will decrease capital expenditures in 2010. However, we continue to hold this position, which aligns with our belief in the cable infrastructure business.

Joshua D. Shaskan, CFA

Jeffrey J. Hoo, CFA

Thomas E. Larkin, III

Co-Portfolio Managers

Transamerica Investment Management, LLC

19

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	19.12%	6.27%	9.12%	04/02/2001
Class A (POP)	12.56%	5.08%	8.41%	04/02/2001
Russell 2500® Value*	8.55%	0.88%	6.11%	04/02/2001
Class B (NAV)	18.37%	5.53%	8.44%	04/02/2001
Class B (POP)	13.37%	5.37%	8.44%	04/02/2001
Class C (NAV)	18.42%	5.55%	12.09%	11/11/2002
Class C (POP)	17.42%	5.55%	12.09%	11/11/2002
Class I (NAV)	19.85%	N/A	3.36%	11/15/2005

NOTES

* The Russell 2500® Value (“Russell 2500® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund.

20

Transamerica Templeton Global

(unaudited)

MARKET ENVIRONMENT

Domestic

During the 12 months ended October 31, 2009, global equity markets experienced tremendous volatility as they grappled with a global economic slowdown and the repercussions from the collapse of the credit markets.

U.S. equity markets began the period with a freefall precipitated by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market; infuse liquidity into the credit markets; jump-start consumer spending; or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous — albeit volatile — rebound, ending the period modestly higher.

International

The global economy and equity markets experienced two distinct periods during the 12 months under review. The first period, from November 2008 through mid-March 2009, was marked by a deepening global financial crisis and economic recession, and significant asset value declines amid extreme market volatility. In the second period, the global economy and financial markets began to rebound. Global equities surged from their lowest valuation levels in a quarter century due to massive government monetary and fiscal interventions and some positive economic data.

The review period began in the aftermath of Lehman Brothers’ demise and AIG’s liquidity crisis, when lending ground to a halt. As financial institutions, corporations and consumers rushed to reduce debt, asset prices slumped, deflationary pressures emerged, and the global financial system’s problems spilled over into the real economy. Policymakers around the world responded by slashing interest rates, recapitalizing faltering banks, and otherwise guaranteeing significant portions of the private sector’s collective liabilities.

The aggressive intervention succeeded in rescuing some of the largest banks. Equity valuations were revised upward, and stocks rallied. The U.S. dollar slumped as the flight to safety subsided, underpinning a rebound in commodity prices. Some of the world’s largest economies, including those of the U.S., Japan, France and Germany, returned to growth near the end of the period, largely due to generous incentives and inventory adjustments. Skepticism surrounding the sustainability of some positive economic data and improved corporate earnings appeared partially responsible for increased equity market volatility near period end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Templeton Global Class A returned 19.24%.  By comparison, its benchmark, the Morgan Stanley Capital International World Index, returned 19.21%.

STRATEGY REVIEW

Transamerica Investment Management, LLC

Throughout the period, we adhered to the core tenets of our investment philosophy — seeking companies with proven management, strong cash-flow characteristics and sustainable competitive advantages. Thus, when the market rebound began, the domestic equity portion of Transamerica Templeton Global was positioned in high-quality stocks with strong growth characteristics. In the initial phase of the rebound, still-cautious investors favored quality, and the fund rebounded vigorously. It did not, however, own the smallest constituents of the benchmark, which had fallen out of the fund’s market-cap range as stock prices contracted early on. As investors’ appetite for risk grew, smaller and lower-quality stocks fared best. Regardless, the fund continued to generate gains and, ultimately, outperformed its benchmark with a double-digit return for the period.

We believe the international consumer will be an increasingly important factor in the global economy, and companies moving rapidly into international markets will benefit. Among the fund’s strongest contributors to performance was Amazon.com, which achieved healthy returns by engaging the global consumer.

Another key contributor in the information technology sector was Apple Inc., the maker of consumer-friendly personal electronics. During the period, Apple’s products continued to benefit from worldwide consumers’ desire for technology that provides improved mobile communications and access to information.

Partially offsetting the gains for these and other stocks was our security selection in the healthcare (i.e., Varian Medical Systems, Inc.) and financial services (i.e., The Charles Schwab Corp.) sectors. Varian, a successful developer of technology used to treat cancer through precise radiation procedures, lost ground on fears that cost-conscious hospitals would postpone purchases. Early in the period, Schwab benefitted from a trend among financial advisors to form their own firms and was on the leading edge of providing service and distribution channels for those advisors. More recently, the company experienced a slowdown in its business as consumers shifted from investing to saving. However, we believe this trend will reverse as the market improves, and Schwab stands to gain considerable market share.

Gary U. Rollé, CFA

Portfolio Manager

Transamerica Investment Management, LLC

21

Templeton Investment Counsel, LLC

Stock selection in the consumer discretionary and telecommunication services sectors boosted the portfolio’s relative performance during the reporting period. Stock selection among automobile manufacturers in consumer discretionary contributed significantly to the portfolio largely due to holding BMW and not holding Volkswagen, both based in Germany. Within telecommunications services, Norway’s Telenor performed well. An underweighted allocation to and stock selection in utilities also benefited the portfolio. Conversely, underweightings and stock selection in the materials and financials sectors detracted from relative returns. Within financials, Japanese consumer finance company Promise and Switzerland-based insurance provider ACE hurt relative results. An overweighted allocation and stock selection in health care, particularly a position in Swiss pharmaceutical manufacturer Novartis, also hindered the portfolio’s relative performance.

Geographically, the portfolio’s underweighted allocation to Japan benefited relative performance during the period. Stock selection in the U.K. and our overweighted exposure to Norway also contributed to relative returns. However, the portfolio’s underweighted position in Australia hindered relative performance. Stock selection in France and exposure to the U.S. (not an index component) also detracted from relative results.

The U.S. dollar depreciated versus most foreign currencies for the period, which positively affected the portfolio’s performance because investments in securities with non-U.S. currency exposure increased in value as the dollar weakened. However, one cannot expect the same result in future periods.

Tina Sadler, CFA

Antonio T. Docal, CFA

Gary Motyl, CFA

Co-Portfolio Managers

Templeton Investment Counsel, LLC

22

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	19.24%	1.35%	(2.39)%	10/01/1992
Class A (POP)	12.70%	0.21%	(2.95)%	10/01/1992
MSCI World (USD)*	19.21%	3.20%	0.71%	10/01/1992
Class B (NAV)	18.63%	0.70%	(2.93)%	10/01/1995
Class B (POP)	13.63%	0.51%	(2.93)%	10/01/1995
Class C (NAV)	18.34%	0.63%	2.84%	11/11/2002
Class C (POP)	17.34%	0.63%	2.84%	11/11/2002

NOTES

* The Morgan Stanley Capital International World (“MSCI World (USD)”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

23

Transamerica Value Balanced

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2009, securities markets grappled with a global economic slowdown and the repercussions from the collapse of the credit markets before staging powerful rallies.

U.S. equity markets began the period with a freefall precipitated by concerns that corporate earnings would be eroded by tight lending standards, sharply reduced global liquidity, a deepening U.S. recession and slower economic growth elsewhere. Investors retreated from U.S. stock markets, despite extraordinary efforts by the U.S. government and Treasury to restore order in the financial system and reinvigorate the economy. The arsenal deployed in this effort included near-zero interest rates and more than a dozen programs meant to stabilize the housing market, infuse liquidity into the credit markets, jump-start consumer spending, or provide financing to the largest financial institutions.

The government’s massive efforts yielded modest success by March, when bellwether banks showed first signs of stabilization, and gained traction thereafter. Amid signs that the immediate danger to the banking system had passed, U.S. equity markets began a vigorous rebound from the March lows.

In fixed income, greatly reduced liquidity and the ongoing recession caused a dislocation of near-historic proportions. Demand for the relative safety of U.S. Treasuries escalated sharply, pushing yields down to near zero. Meanwhile, yields in riskier asset classes rose dramatically.

As the period progressed and the government’s initiatives took effect in earnest, U.S. fixed income markets rallied impressively. An early beneficiary of the government’s programs was agency mortgage-backed securities (“MBS”). The government effectively took over the issuing agencies and manipulated mortgage rates lower through large-scale purchases of agency MBS. Corporates also did well, outperforming Treasuries.

By third quarter 2009, U.S. economic growth turned positive. The decline in housing prices moderated after April, and existing home sales rose during the summer, aided by a federal first-time homebuyer tax credit. Other federal stimulus programs helped loosen credit markets, affording businesses better access to funding for new projects and rebuilding inventories. Although unemployment remains elevated, consumer sentiment, business activity and corporate earnings showed improvements by period-end.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Value Balanced Class A returned 12.10%.  By comparison, its primary and secondary benchmarks, the Russell 1000® Value Index and the Barclays Capital Aggregate U.S. Bond Index, returned 4.78% and 13.79%, respectively.

STRATEGY REVIEW

During the period, relative outperformance for the equity segment of Transamerica Value Balanced was attributable to underweighting the weaker-performing financial services sector; and overweighting and stock selection in the materials & processing and other energy sectors.

BlackRock, Inc. — a global investment management, risk management and advisory services firm — was as top contributor. It is considered a fixed income industry leader and benefited during a period of favor for fixed income strategies. Our position in Brazil’s largest iron ore miner — Vale SA — also contributed to performance. Vale saw tremendous demand for iron ore, which is used to manufacture steel, in emerging markets such as China and India.

Stock selection in the technology, consumer discretionary and integrated oils sectors detracted from performance. Transocean Ltd., the world’s largest offshore drilling contractor, was the biggest portfolio detractor. It suffered from a significant drop in oil prices early in the fiscal year. Because Transocean’s revenues are highly correlated to oil prices, the company’s stock underperformed as oil prices declined. We sold the position. Bank of America continued to struggle through the aftermath of the credit meltdown and the challenging integration of Merrill Lynch, which it acquired in 2008 in the midst of a deep recession. We sold this position in favor of other financial services holdings.

On the fixed income side, strong performance was primarily the result of overweighting mortgage-related and corporate securities. Also contributing to performance was a small but strategic investment in commercial MBS — most notably, cell-phone towers. Unlike commercial buildings, demand for cell-phone towers was not impacted greatly by the recession. During the period, our shorter-than-index duration modestly detracted from performance, but the impact was more than offset by the fund’s sector exposures.

John J. Huber, CFA

Greg D. Haendel, CFA

Derek S. Brown, CFA

Scott L. Dinsdale, CFA

Kirk R. Feldhus

Brian W. Westhoff, CFA

Co-Portfolio Managers

Transamerica Investment Management, LLC

24

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	5 Years	10 Years or Life of Fund	Inception Date
Class A (NAV)	12.10%	1.08%	2.61%	10/01/1995
Class A (POP)	5.92%	(0.05)%	2.02%	10/01/1995
Russell 1000® Value*	4.78%	(0.05)%	1.70%	10/01/1995
Barclays Capital U.S. Aggregate Bond*	13.79%	5.05%	6.31%	10/01/1995
Class B (NAV)	11.38%	0.42%	2.06%	10/01/1995
Class B (POP)	6.38%	0.26%	2.06%	10/01/1995
Class C (NAV)	11.43%	0.47%	3.86%	11/11/2002
Class C (POP)	10.43%	0.47%	3.86%	11/11/2002

NOTES

* The Russell 1000® Value (“Russell 1000® Value”) Index and the Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. 10 Years or Life of Fund calculation is based on life of Class A shares. You cannot invest directly in an index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Public Offering Price (POP) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for A shares or the maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 6 years) for Class B shares and 1% (during the first 12 months) for Class C shares. Shares purchased prior to March 1, 2004 are subject to a maximum applicable contingent deferred sales charge (5% in the 1st year, decreasing to 0% after 7 years) for Class B shares and (2% in the 1st year, decreasing to 0% after 2 years) for Class C shares. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund.

25

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions and redemption fees; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2009 and held for the entire period until October 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses could have included a $15 annual fee. The amount of any fee paid through your account would increase the estimate of expenses you paid during the period and decrease your ending account value.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Balanced
Class A	$1,000.00	$1,145.70	$9.41	$1,016.43	$8.84	1.74%
Class B	1,000.00	1,142.30	13.34	1,012.75	12.53	2.47
Class C	1,000.00	1,142.60	12.21	1,013.81	11.47	2.26

Transamerica Convertible Securities
Class A	1,000.00	1,180.00	8.30	1,017.59	7.68	1.51
Class B	1,000.00	1,176.00	12.40	1,013.81	11.47	2.26
Class C	1,000.00	1,176.10	11.68	1,014.47	10.82	2.13
Class I	1,000.00	1,183.20	5.56	1,020.11	5.14	1.01

Transamerica Equity
Class A	1,000.00	1,152.90	8.25	1,017.54	7.73	1.52
Class B	1,000.00	1,149.20	11.76	1,014.27	11.02	2.17
Class C	1,000.00	1,148.40	11.75	1,014.27	11.02	2.17
Class I	1,000.00	1,156.40	4.57	1,020.97	4.28	0.84
Class T	1,000.00	1,155.20	5.70	1,019.91	5.35	1.05

Transamerica Flexible Income
Class A	1,000.00	1,181.30	7.97	1,017.90	7.37	1.45
Class B	1,000.00	1,176.80	11.58	1,014.57	10.71	2.11
Class C	1,000.00	1,178.50	11.15	1,014.97	10.31	2.03
Class I	1,000.00	1,185.50	4.63	1,020.97	4.28	0.84

Transamerica Growth Opportunities
Class A	1,000.00	1,142.60	9.45	1,016.38	8.89	1.75
Class B	1,000.00	1,140.30	12.95	1,013.11	12.18	2.40
Class C	1,000.00	1,138.00	12.93	1,013.11	12.18	2.40
Class I	1,000.00	1,147.50	4.93	1,020.62	4.63	0.91

Transamerica High Yield Bond
Class A	1,000.00	1,275.60	6.71	1,019.31	5.96	1.17
Class B	1,000.00	1,269.40	10.70	1,015.78	9.50	1.87
Class C	1,000.00	1,269.20	10.30	1,016.13	9.15	1.80
Class I	1,000.00	1,276.50	3.84	1,021.83	3.41	0.67

Transamerica Legg Mason Partners All Cap
Class A	1,000.00	1,224.70	8.75	1,017.34	7.93	1.56
Class B	1,000.00	1,220.50	12.37	1,014.06	11.22	2.21
Class C	1,000.00	1,220.80	12.37	1,014.06	11.22	2.21

26

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Money Market
Class A	$1,000.00	$1,000.00	$2.07	$1,023.14	$2.09	0.41%
Class B	1,000.00	1,000.00	2.07	1,023.14	2.09	0.41
Class C	1,000.00	1,000.00	2.12	1,023.09	2.14	0.42
Class I	1,000.00	1,000.10	1.92	1,023.29	1.94	0.38

Transamerica Science & Technology
Class A	1,000.00	1,235.30	8.62	1,017.49	7.78	1.53
Class B	1,000.00	1,231.60	12.26	1,014.22	11.07	2.18
Class C	1,000.00	1,231.60	12.26	1,014.22	11.07	2.18
Class I	1,000.00	1,240.70	5.03	1,020.72	4.53	0.89

Transamerica Short-Term Bond
Class A	1,000.00	1,079.70	4.72	1,020.67	4.58	0.90
Class C	1,000.00	1,074.60	8.63	1,016.89	8.39	1.65
Class I	1,000.00	1,080.00	3.04	1,022.28	2.96	0.58

Transamerica Small/Mid Cap Value
Class A	1,000.00	1,156.30	7.99	1,017.80	7.48	1.47
Class B	1,000.00	1,152.20	11.72	1,014.32	10.97	2.16
Class C	1,000.00	1,152.30	11.56	1,014.47	10.82	2.13
Class I	1,000.00	1,159.50	5.39	1,020.21	5.04	0.99

Transamerica Templeton Global
Class A	1,000.00	1,232.20	8.72	1,017.39	7.88	1.55
Class B	1,000.00	1,230.40	12.37	1,014.12	11.17	2.20
Class C	1,000.00	1,227.00	12.35	1,014.12	11.17	2.20

Transamerica Value Balanced
Class A	1,000.00	1,166.20	9.77	1,016.18	9.10	1.79
Class B	1,000.00	1,162.60	13.46	1,012.75	12.53	2.47
Class C	1,000.00	1,162.00	13.30	1,012.91	12.38	2.44

(a)

Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

27

Schedules of Investments Composition

At October 31, 2009

(The following charts summarize the Schedule of Investments of each fund by asset type)

(unaudited)

Transamerica Balanced

Common Stocks	61.9%
Corporate Debt Securities	24.0
U.S. Government Agency Obligations	7.5
Mortgage-Backed Securities	5.0
Securities Lending Collateral	0.7
U.S. Government Obligation	0.5
Asset-Backed Securities	0.5
Repurchase Agreement	0.3
Other Assets and Liabilities - Net Ω	(0.4)
Total	100.0%

Transamerica Convertible Securities

Convertible Bonds	54.0%
Repurchase Agreement	9.6
Convertible Preferred Stocks	8.8
Corporate Debt Securities	6.8
Reverse Convertible Bond	4.3
Preferred Stock	2.5
Common Stock	1.7
Other Assets and Liabilities - Net Ω	12.3
Total	100.0%

Transamerica Equity

Common Stocks	97.6%
Repurchase Agreement	2.4
Securities Lending Collateral	0.5
Other Assets and Liabilities - Net Ω	(0.5)
Total	100.0%

Transamerica Flexible Income

Corporate Debt Securities	68.3%
Mortgage-Backed Securities	13.5
Common Stock	4.2
Foreign Government Obligations	4.1
Repurchase Agreement	2.3
Securities Lending Collateral	2.3
Convertible Bonds	2.2
U.S. Government Obligations	2.0
Preferred Stocks	1.4
Convertible Preferred Stocks	1.4
Asset-Backed Security	0.6
Other Assets and Liabilities - Net Ω	(2.3)
Total	100.0%

Transamerica Growth Opportunities

Common Stocks	96.3%
Securities Lending Collateral	6.1
Repurchase Agreement	4.2
Other Assets and Liabilities - Net Ω	(6.6)
Total	100.0%

Transamerica High Yield Bond

Corporate Debt Securities	92.3%
Securities Lending Collateral	5.5
Repurchase Agreement	4.7
Common Stock	0.3
Preferred Stock	0.2
Other Assets and Liabilities - Net Ω	(3.0)
Total	100.0%

Transamerica Legg Mason Partners All Cap

Common Stocks	97.1%
Repurchase Agreement	3.0
Other Assets and Liabilities - Net Ω	(0.1)
Total	100.0%

Transamerica Money Market

Commercial Paper	79.5%
Short-Term Foreign Government Obligations	10.1
Corporate Debt Securities	6.9
Certificate of Deposit	3.2
Repurchase Agreement	0.4
Other Assets and Liabilities - Net Ω	(0.1)
Total	100.0%

Transamerica Science & Technology

Common Stocks	97.9%
Repurchase Agreement	0.7
Other Assets and Liabilities - Net Ω	1.4
Total	100.0%

Transamerica Short-Term Bond

Corporate Debt Securities	76.0%
Mortgage-Backed Securities	11.5
U.S. Government Agency Obligations	6.8
Asset-Backed Securities	2.1
Repurchase Agreement	1.4
Foreign Government Obligation	0.9
Securities Lending Collateral	0.1
Other Assets and Liabilities - Net Ω	1.2
Total	100.0%

Transamerica Small/Mid Cap Value

Common Stocks	93.9%
Repurchase Agreement	6.0
Securities Lending Collateral	5.7
Other Assets and Liabilities - Net Ω	(5.6)
Total	100.0%

Transamerica Templeton Global

Common Stocks	97.6%
Repurchase Agreement	1.7
Other Assets and Liabilities - Net Ω	0.7
Total	100.0%

Transamerica Value Balanced

Common Stocks	61.6%
Corporate Debt Securities	25.8
U.S. Government Agency Obligations	6.6
Mortgage-Backed Securities	4.6
U.S. Government Obligations	0.6
Asset-Backed Securities	0.5
Municipal Government Obligation	0.2
Repurchase Agreement	0.2
Other Assets and Liabilities - Net Ω	(0.1)
Total	100.0%

Ω The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currency Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

28

Transamerica Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.5%
U.S. Treasury Inflation Indexed Bond 2.50%, 01/15/2029	$462	$498
Total U.S. Government Obligation (cost $467)

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.5%
Fannie Mae
5.00%, 04/25/2034	700	747
5.50%, 04/01/2037- 11/01/2038	2,308	2,432
Freddie Mac
5.00%, 02/01/2024- 07/01/2035	2,421	2,539
6.00%, 12/01/2037	1,263	1,369
Total U.S. Government Agency Obligations (cost $6,830)		7,087

MORTGAGE-BACKED SECURITIES - 5.0%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A	450	455
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A Ə*	260	248
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A Ə	157	151
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A Ə	174	167
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A	739	748
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.55%, 12/26/2037 -144A	183	171
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A	161	153
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A	183	176
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A	268	256
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A *	258	245
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A	183	177
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A	183	178
Small Business Adminstration Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A	680	683
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	370	371
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	280	273
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *	262	258
Total Mortgage-Backed Securities (cost $4,578)		4,710

ASSET-BACKED SECURITIES - 0.5%
American Airlines Pass-Through Trust
Series 2001-2, Class A-2
7.86%, 10/01/2011	185	184
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012	270	270
Total Asset-Backed Securities (cost $458)		454

CORPORATE DEBT SECURITIES - 24.0%
Airlines - 0.1%
Continental Airlines, Inc.
9.00%, 07/08/2016	120	128
Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	133	168
Building Products - 0.4%
Holcim Capital Corp., Ltd.
6.88%, 09/29/2039 -144A	171	177
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A	185	178
Capital Markets - 1.2%
Goldman Sachs Group, Inc.
0.74%, 03/22/2016 *	405	372
Macquarie Group, Ltd.
7.63%, 08/13/2019 -144A	380	420
Raymond James Financial, Inc.
8.60%, 08/15/2019	360	392
Chemicals - 1.3%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 -144A	165	196
Cytec Industries, Inc.
8.95%, 07/01/2017	170	199
Dow Chemical Co.
8.55%, 05/15/2019	390	445
Nalco Co.
8.25%, 05/15/2017 -144A	180	189
Yara International ASA
7.88%, 06/11/2019 -144A	185	211
Commercial Banks - 2.0%
Barclays Bank PLC
10.18%, 06/12/2021 -144A	316	417
National City Bank/Cleveland OH
0.65%, 12/15/2016 *	460	384
State Street Capital Trust IV
1.30%, 06/15/2037 *	583	391
Wells Fargo Capital XIII
7.70%, 03/26/2013 Ž	390	363
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	429	386
Commercial Services & Supplies - 0.2%
Hertz Corp.
8.88%, 01/01/2014	200	203
Construction Materials - 0.2%
CRH America, Inc.
5.30%, 10/15/2013	200	208
Containers & Packaging - 0.6%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	200	210
Rexam PLC
6.75%, 06/01/2013 -144A	326	345
Diversified Financial Services - 3.3%
Bank of America Corp.
0.58%, 06/15/2016 *	740	652
Citigroup, Inc.
6.13%, 05/15/2018	360	364

The notes to the financial statements are an integral part of this report.

29

	Principal	Value
Diversified Financial Services (continued)
Glencore Funding LLC
6.00%, 04/15/2014 -144A	$209	$205
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	380	381
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 -144A	333	333
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	220	221
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	350	351
Pemex Finance, Ltd.
9.03%, 02/15/2011	166	171
Rabobank Nederland NV
11.00%, 06/30/2019 144A ■Ž	315	395
Electric Utilities - 0.4%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	295	342
Energy Equipment & Services - 0.6%
Enterprise Products Operating LLC
7.00%, 06/01/2067 ■	300	263
Weatherford International, Ltd.
7.00%, 03/15/2038	285	291
Food & Staples Retailing - 0.4%
Ingles Markets, Inc.
8.88%, 05/15/2017	185	190
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	225	226
Food Products - 0.7%
Lorillard Tobacco Co.
8.13%, 06/23/2019	160	178
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	227	234
Michael Foods, Inc.
8.00%, 11/15/2013	320	325
Gas Utilities - 0.6%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	215	257
EQT Corp.
8.13%, 06/01/2019	260	298
Hotels, Restaurants & Leisure - 1.0%
International Game Technology
7.50%, 06/15/2019	335	371
Marriott International, Inc.
5.63%, 02/15/2013	350	362
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	172	174
Household Durables - 0.4%
Whirlpool Corp.
8.00%, 05/01/2012	343	373
Industrial Conglomerates - 0.2%
QHP Pharma
10.25%, 03/15/2015	180	183
Insurance - 0.5%
American Financial Group, Inc.
9.88%, 06/15/2019	175	198
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A Ž■	400	283
Leisure Equipment & Products - 0.4%
Hasbro, Inc.
6.30%, 09/15/2017	380	408
Media - 0.2%
Discovery Communications LLC
5.63%, 08/15/2019	165	169
Metals & Mining - 1.0%
ArcelorMittal
5.38%, 06/01/2013	340	350
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	330	411
Xstrata Canada Corp.
7.35%, 06/05/2012	183	197
Multiline Retail - 0.4%
Best Buy Co., Inc.
6.75%, 07/15/2013	330	355
Multi-Utilities - 0.7%
Black Hills Corp.
9.00%, 05/15/2014	185	213
Sempra Energy
9.80%, 02/15/2019	380	485
Oil, Gas & Consumable Fuels - 2.6%
Enbridge Energy Partners, LP
9.88%, 03/01/2019	270	341
GAZ Capital SA
8.13%, 07/31/2014 -144A Λ	340	359
Nustar Logistics, LP
6.88%, 07/15/2012	450	478
Petrobras International Finance Co.
5.75%, 01/20/2020	360	359
Petrohawk Energy Corp.
9.13%, 07/15/2013	360	373
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A	178	202
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 -144A	390	430
Paper & Forest Products - 0.4%
Weyerhaeuser Co.
6.75%, 03/15/2012	380	398
Real Estate Investment Trusts - 3.0%
Boston Properties, LP
5.88%, 10/15/2019	375	378
Dexus Property Group
7.13%, 10/15/2014 -144A	250	252
Duke Realty, LP
7.38%, 02/15/2015	310	327
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	345	362
Host Hotels & Resorts, LP
7.00%, 08/15/2012	180	181
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	381	334
Simon Property Group, LP
10.35%, 04/01/2019	320	402
Tanger Properties, LP
6.15%, 11/15/2015	205	194
WEA Finance LLC/WT Finance Aust Pty, Ltd.
6.75%, 09/02/2019 -144A	365	372
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
6.30%, 06/01/2013	349	350
Transportation Infrastructure - 0.4%
Erac USA Finance Co.
8.00%, 01/15/2011 -144A	355	374
Wireless Telecommunication Services - 0.2%
Centennial Communications Corp.
6.04%, 01/01/2013 *	170	169
Total Corporate Debt Securities (cost $21,318)		22,826

The notes to the financial statements are an integral part of this report.

30

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 61.9%
Air Freight & Logistics - 2.5%
CH Robinson Worldwide, Inc.	27,000	$1,488
Expeditors International of Washington, Inc.	27,000	870
Auto Components - 3.4%
BorgWarner, Inc.	50,000	1,516
Johnson Controls, Inc.	72,000	1,722
Biotechnology - 0.9%
Gilead Sciences, Inc. ‡	20,500	872
Capital Markets - 3.9%
Charles Schwab Corp.	101,000	1,751
T. Rowe Price Group, Inc.	39,843	1,942
Chemicals - 2.5%
Praxair, Inc.	12,000	953
Sigma-Aldrich Corp.	27,000	1,403
Commercial Banks - 1.0%
BB&T Corp.	26,200	626
Marshall & Ilsley Corp.	59,000	314
Communications Equipment - 1.4%
QUALCOMM, Inc.	31,300	1,296
Computers & Peripherals - 5.8%
Apple, Inc. ‡	19,455	3,667
International Business Machines Corp.	16,000	1,930
Construction & Engineering - 1.3%
Jacobs Engineering Group, Inc. ‡	30,000	1,269
Diversified Financial Services - 2.1%
JPMorgan Chase & Co.	48,000	2,005
Electrical Equipment - 1.0%
Emerson Electric Co.	25,000	944
Electronic Equipment & Instruments - 0.9%
Tyco Electronics, Ltd.	41,800	888
Energy Equipment & Services - 2.2%
Core Laboratories NV	10,000	1,043
Schlumberger, Ltd.	16,000	995
Food & Staples Retailing - 1.3%
Wal-Mart Stores, Inc.	24,000	1,192
Health Care Equipment & Supplies - 2.9%
Becton Dickinson and Co.	17,000	1,162
Covidien PLC	25,000	1,053
Varian Medical Systems, Inc. ‡Λ	13,000	533
Internet & Catalog Retail - 4.4%
Amazon.com, Inc. ‡	35,000	4,159
Internet Software & Services - 3.3%
Google, Inc. -Class A ‡	5,850	3,136
IT Services - 1.8%
Automatic Data Processing, Inc.	44,000	1,751
Machinery - 6.1%
Caterpillar, Inc.	32,000	1,762
Kennametal, Inc.	79,300	1,868
PACCAR, Inc.	59,000	2,206
Oil, Gas & Consumable Fuels - 1.5%
Anadarko Petroleum Corp.	7,500	457
EOG Resources, Inc.	12,000	980
Paper & Forest Products - 2.3%
Weyerhaeuser Co.	60,000	2,180
Road & Rail - 1.2%
Burlington Northern Santa Fe Corp.	15,000	1,130
Semiconductors & Semiconductor Equipment - 2.0%
Intel Corp.	98,000	1,873
Software - 4.2%
Adobe Systems, Inc. ‡	29,000	955
Microsoft Corp.	40,000	1,109
Oracle Corp.	90,800	1,917
Trading Companies & Distributors - 2.0%
WW Grainger, Inc.	20,000	1,875
Total Common Stocks (cost $55,055)		58,792

	Principal
REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $295 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $303.	$295	295
Total Repurchase Agreement (cost $295)

	Shares
SECURITIES LENDING COLLATERAL - 0.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	674,400	674
Total Securities Lending Collateral (cost $674)
Total Investment Securities (cost $89,675) #		95,336
Other Assets and Liabilities - Net		(337)
Net Assets		$94,999

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $659.
Ž	The security has a perpetual maturity. The date shown is the next call date.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $566, or 0.6% of the fund’s net assets.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
*	Floating or variable rate note. Rate is listed as of 10/31/2009.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $89,837. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,941 and $5,442, respectively. Net unrealized appreciation for tax purposes is $5,499.

The notes to the financial statements are an integral part of this report.

31

(all amounts in thousands)

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $11,466, or 12.07%, of the fund’s net assets.

REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities).

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$7,397	$—	$—	$7,397
Equities - Consumer Staples	1,192	—	—	1,192
Equities - Energy	3,475	—	—	3,475
Equities - Financials	6,638	—	—	6,638
Equities - Health Care	3,620	—	—	3,620
Equities - Industrials	13,412	—	—	13,412
Equities - Information Technology	17,226	—	—	17,226
Equities - Materials	4,536	—	—	4,536
Equities - Telecommunication Services	1,296	—	—	1,296
Fixed Income - Asset-Backed Security	—	454	—	454
Fixed Income - Consumer Discretionary	—	2,125	—	2,125
Fixed Income - Consumer Staples	—	1,815	—	1,815
Fixed Income - Energy	—	3,353	—	3,353
Fixed Income - Financials	—	9,832	—	9,832
Fixed Income - Industrials	—	1,084	—	1,084
Fixed Income - Materials	—	2,941	—	2,941
Fixed Income - Mortgage-Backed Security	—	4,710	—	4,710
Fixed Income - Telecommunication Services	—	338	—	338
Fixed Income - U.S. Government Agency Obligation	—	7,087	—	7,087
Fixed Income - U.S. Government Obligation	—	498	—	498
Fixed Income - Utilities	—	1,338	—	1,338
Cash & Cash Equivalent - Repurchase Agreement	—	295	—	295
Cash & Cash Equivalent - Securities Lending Collateral	674	—	—	674
Total	$59,466	$35,870	$—	$95,336

The notes to the financial statements are an integral part of this report.

32

Transamerica Convertible Securities

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES - 6.8%
Commercial Banks - 3.2%
Wells Fargo Capital XIII
7.70%, 03/26/2013 ■Ž	$2,500	$2,325
Diversified Financial Services - 3.6%
Credit Suisse Securities USA LLC
0.25%, 04/09/2010	22,266	2,607
Total Corporate Debt Securities (cost $6,016)		4,932

	Shares
CONVERTIBLE PREFERRED STOCKS - 8.8%
Chemicals - 1.7%
Celanese Corp. 4.25% ▲	35,000	1,230
Diversified Financial Services - 4.2%
Vale Capital, Ltd. 5.50% ▲	60,900	2,987
Pharmaceuticals - 2.9%
Mylan, Inc. 6.50% ▲	2,055	2,117
Total Convertible Preferred Stocks (cost $4,736)		6,334

PREFERRED STOCK - 2.5%
Hotels, Restaurants & Leisure - 2.5%
Las Vegas Sands Corp. 10.00% ▲	7,000	1,817
Total Preferred Stock (cost $1,375)

COMMON STOCK - 1.7%
Auto Components - 1.7%
Johnson Controls, Inc.	51,493	1,232
Total Common Stock (cost $1,351)

	Principal
REVERSE CONVERTIBLE BOND - 4.3% ұ
Capital Markets - 4.3%
Goldman Sachs Group, Inc.
0.25%, 06/30/2010 -144A §	$29,500	3,145
Total Reverse Convertible Bond (cost $3,713)

CONVERTIBLE BONDS - 54.0%
Auto Components - 1.8%
BorgWarner, Inc.
3.50%, 04/15/2012	1,060	1,277
Biotechnology - 6.5%
Human Genome Sciences, Inc.
2.25%, 08/15/2012	2,270	2,957
Onyx Pharmaceuticals, Inc.
4.00%, 08/15/2016	1,760	1,784
Capital Markets - 3.9%
Jefferies Group, Inc.
3.88%, 11/01/2029	2,970	2,825
Construction & Engineering - 1.6%
Quanta Services, Inc.
3.75%, 04/30/2026	1,075	1,192
Diversified Consumer Services - 2.0%
Coinstar, Inc.
4.00%, 09/01/2014	1,350	1,426
Diversified Financial Services - 2.2%
AngloGold Ashanti Holdings Finance PLC
3.50%, 05/22/2014 -144A	1,445	1,575
Diversified Telecommunication Services - 3.6%
Mastec, Inc.
4.00%, 06/15/2014	2,495	2,595
Energy Equipment & Services - 2.0%
Covanta Holding Corp.
3.25%, 06/01/2014 -144A	1,270	1,422
Health Care Equipment & Supplies - 2.3%
NuVasive, Inc.
2.25%, 03/15/2013 -144A	1,578	1,647
Hotels, Restaurants & Leisure - 2.9%
Wyndham Worldwide Corp.
3.50%, 05/01/2012	1,440	2,124
Machinery - 1.9%
Navistar International Corp.
3.00%, 10/15/2014	1,395	1,313
Media - 4.0%
Macrovision Corp.
2.63%, 08/15/2011	2,575	2,936
Metals & Mining - 6.4%
Newmont Mining Corp.
1.25%, 07/15/2014	1,375	1,635
Steel Dynamics, Inc.
5.13%, 06/15/2014	1,435	1,552
U.S. Steel Corp.
4.00%, 05/15/2014	1,100	1,458
Multiline Retail - 2.2%
Saks, Inc.
7.50%, 12/01/2013 -144A	1,200	1,577
Oil, Gas & Consumable Fuels - 3.5%
Quicksilver Resources, Inc.
1.88%, 11/01/2024	940	1,002
Western Refining, Inc.
5.75%, 06/15/2014	1,770	1,547
Semiconductors & Semiconductor Equipment - 3.0%
Intel Corp.
3.25%, 08/01/2039 -144A	2,000	2,155
Software - 4.2%
Nuance Communications, Inc.
2.75%, 08/15/2027	1,710	1,728
Take-Two Interactive Software, Inc.
4.38%, 06/01/2014	1,080	1,355
Total Convertible Bonds (cost $37,372)		39,082

REPURCHASE AGREEMENT - 9.6%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $6,926 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $7,067.	6,926	6,926
Total Repurchase Agreement (cost $6,926)

Total Investment Securities (cost $61,489) #		63,468
Other Assets and Liabilities - Net		8,880

Net Assets		$72,348

The notes to the financial statements are an integral part of this report.

33

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 10/31/2009.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
§	Illiquid. This security aggregated $3,145, or 4.35%, of the Fund’s net assets.
Ž	The security has a perpetual maturity. The date shown is the next call date.
ұ

A bond that can be converted to cash, debt, or equity at the discretion of the issuer at a set date. The bond contains an embedded derivative that allows the issuer to put the bond to bondholders at a set date prior to the bond’s maturity for existing debt or shares of an underlying company. The underlying company need not be related in any way to the issuer’s business.

#

Aggregate cost for federal income tax purposes is $61,489. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,245 and $3,266, respectively. Net unrealized appreciation for tax purposes is $1,979.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $11,521, or 15.92%, of the fund’s net assets.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$3,049	$—	$—	$3,049
Equities - Financials	2,987	—	—	2,987
Equities - Health Care	2,117	—	—	2,117
Equities - Materials	1,230	—	—	1,230
Fixed Income - Consumer Discretionary	—	9,339	—	9,339
Fixed Income - Energy	—	3,971	—	3,971
Fixed Income - Financials	—	12,478	—	12,478
Fixed Income - Health Care	—	6,388	—	6,388
Fixed Income - Industrials	—	2,505	—	2,505
Fixed Income - Information Technology	—	5,238	—	5,238
Fixed Income - Materials	—	4,645	—	4,645
Fixed Income - Telecommunication Services	—	2,595	—	2,595
Cash & Cash Equivalent - Repurchase Agreement	—	6,926	—	6,926
Total	$9,383	$54,085	$—	$63,468

The notes to the financial statements are an integral part of this report.

34

Transamerica Equity

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

		Shares	Value
COMMON STOCKS - 97.6%
Air Freight & Logistics - 1.7%
Expeditors International of Washington, Inc.		567,796	$18,294
Auto Components - 6.4%
BorgWarner, Inc.		922,000	27,955
Johnson Controls, Inc.		1,771,600	42,377
Biotechnology - 1.9%
Gilead Sciences, Inc. ‡		486,263	20,690
Capital Markets - 6.3%
Charles Schwab Corp.		1,895,785	32,873
T. Rowe Price Group, Inc.		740,900	36,104
Chemicals - 12.3%
Ecolab, Inc.		754,200	33,155
Monsanto Co.		272,875	18,332
Praxair, Inc.		649,455	51,592
Sigma-Aldrich Corp.		607,975	31,572
Commercial Banks - 4.9%
SunTrust Banks, Inc.		392,730	7,505
Wells Fargo & Co.		1,675,835	46,119
Communications Equipment - 5.7%
Cisco Systems, Inc. ‡		1,269,655	29,012
Palm, Inc. ‡Λ		770,555	8,946
QUALCOMM, Inc.		588,401	24,366
Computers & Peripherals - 8.3%
Apple, Inc. ‡		320,320	60,381
International Business Machines Corp.		251,300	30,309
Construction & Engineering - 2.0%
Jacobs Engineering Group, Inc. ‡		527,845	22,323
Electrical Equipment - 2.6%
Emerson Electric Co.		758,020	28,615
Energy Equipment & Services - 1.2%
Schlumberger, Ltd.		204,030	12,691
Food & Staples Retailing - 1.9%
Wal-Mart Stores, Inc.		422,855	21,007
Health Care Equipment & Supplies - 1.3%
Intuitive Surgical, Inc. ‡		59,695	14,706
Hotels, Restaurants & Leisure - 1.1%
Yum! Brands, Inc.		377,445	12,437
Internet & Catalog Retail - 8.9%
Amazon.com, Inc. ‡		683,990	81,265
priceline.com, Inc. ‡		103,355	16,308
Internet Software & Services - 5.8%
Google, Inc. -Class A ‡		118,200	63,369
IT Services - 2.3%
Automatic Data Processing, Inc.		620,775	24,707
Machinery - 5.2%
Caterpillar, Inc.		436,500	24,034
PACCAR, Inc.		867,270	32,444
Media - 2.4%
Walt Disney Co.		943,600	25,826
Oil, Gas & Consumable Fuels - 4.9%
Anadarko Petroleum Corp.		462,700	28,192
EOG Resources, Inc.		315,685	25,779
Pharmaceuticals - 4.4%
Roche Holding AG ADR		590,305	23,553
Teva Pharmaceutical Industries, Ltd.	ADR	480,745	24,269
Road & Rail - 2.2%
Union Pacific Corp.		445,320	24,555
Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.		576,595	11,019
Software - 2.9%
Activision Blizzard, Inc. ‡		450,350	4,877
Microsoft Corp.		982,650	27,249
Total Common Stocks (cost $975,570)			1,068,807

		Principal
REPURCHASE AGREEMENT - 2.4%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $26,250 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $26,777.	$26,250		26,250
Total Repurchase Agreement (cost $26,250)

		Shares
SECURITIES LENDING COLLATERAL - 0.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲		4,941,984	4,942
Total Securities Lending Collateral (cost $4,942)

Total Investment Securities (cost $1,006,762) #			1,099,999
Other Assets and Liabilities - Net			(5,665)
Net Assets			$1,094,334

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,781.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $1,021,340. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $139,071 and $60,412, respectively. Net unrealized appreciation for tax purposes is $78,659.

DEFINITIONS:

ADR	American Depository Receipt

The notes to the financial statements are an integral part of this report.

35

(all amounts in thousands)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$206,168	$—	$—	$206,168
Equities - Consumer Staples	21,007	—	—	21,007
Equities - Energy	66,662	—	—	66,662
Equities - Financials	122,601	—	—	122,601
Equities - Health Care	83,218	—	—	83,218
Equities - Industrials	150,265	—	—	150,265
Equities - Information Technology	259,869	—	—	259,869
Equities - Materials	134,651	—	—	134,651
Equities - Telecommunication Services	24,366	—	—	24,366
Cash & Cash Equivalent - Repurchase Agreement	—	26,250	—	26,250
Cash & Cash Equivalent - Securities Lending Collateral	4,942	—	—	4,942
Total	$1,073,749	$26,250	$—	$1,099,999

The notes to the financial statements are an integral part of this report.

36

Transamerica Flexible Income

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS - 2.0%
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028	$1,442		$1,388
U.S. Treasury Inflation Indexed Note
2.00%, 04/15/2012	2,127		2,221
Total U.S. Government Obligations (cost $3,561)			3,609

FOREIGN GOVERNMENT OBLIGATIONS - 4.1%
Australian Government Bond
5.25%, 08/15/2010	AUD	2,000	1,813
French Government Bond
4.00%, 04/25/2018	EUR	3,500	5,413
Total Foreign Government Obligations (cost $6,327)			7,226

MORTGAGE-BACKED SECURITIES - 13.5%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 -144A		$2,090	2,090
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A Ə *	1,126		1,076
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A Ə	655		629
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A Ə	1,532		1,471
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-4, Class 3A1
4.98%, 07/25/2033	1,171		1,120
Crown Castle Towers LLC
Series 2006-1A, Class C
5.47%, 11/15/2036 -144A	2,000		2,043
Series 2006-1A, Class D
5.77%, 11/15/2036 -144A	500		510
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.55%, 12/26/2037 -144A	703		654
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A	631		601
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A	732		703
Series 2009-R7, Class 16A1
5.68%, 12/26/2036 -144A *	604		605
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A	1,159		1,107
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A *	1,127		1,071
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A	1,198		1,162
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A	1,272		1,236
Small Business Administration Trust
Series 2006-1A, Class D
5.85%, 11/15/2036 -144A	2,379		2,366
Series 2006-1A, Class E
6.17%, 11/15/2036 -144A	1,460		1,449
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	1,615		1,617
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	1,226		1,196
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *	1,149		1,132
Total Mortgage-Backed Securities (cost $23,541)			23,838

ASSET-BACKED SECURITY - 0.6%
American Airlines Pass-Through Trust
Series 2001-2, Class A-2
7.86%, 10/01/2011	1,000		995
Total Asset-Backed Security (cost $1,000)

CORPORATE DEBT SECURITIES - 68.3%
Building Products - 0.5%
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A	840		806
Capital Markets - 1.9%
Macquarie Group, Ltd.
7.30%, 08/01/2014 -144A	1,480		1,606
Raymond James Financial, Inc.
8.60%, 08/15/2019	1,570		1,712
Chemicals - 2.3%
Cytec Industries, Inc.
8.95%, 07/01/2017	660		773
Dow Chemical Co.
8.55%, 05/15/2019	1,400		1,598
Momentive Performance Materials, Inc.
9.75%, 12/01/2014 ΛЂ	1,005		839
Yara International ASA
7.88%, 06/11/2019 -144A	720		821
Commercial Banks - 4.0%
Barclays Bank PLC
10.18%, 06/12/2021 -144A	1,480		1,953
Scotland International Finance
6.50%, 02/15/2011 -144A	1,440		1,387
State Street Capital Trust IV
1.30%, 06/01/2037 *	2,500		1,677
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	2,300		2,070
Commercial Services & Supplies - 0.8%
Protection One Alarm Monitoring, Inc.
12.00%, 11/15/2011	1,400		1,418
Construction Materials - 2.9%
CRH America, Inc.
5.30%, 10/15/2013	1,790		1,858
Lafarge SA
6.15%, 07/15/2011	1,880		1,967
Martin Marietta Materials, Inc.
6.88%, 04/01/2011	1,290		1,339
Consumer Finance - 1.7%
Cardtronics, Inc.
9.25%, 08/15/2013 Ђ	835		848
Discover Financial Services
0.83%, 06/11/2010 *	1,130		1,116
Ford Motor Credit Co. LLC
7.88%, 06/15/2010	985		995

The notes to the financial statements are an integral part of this report.

37

	Principal	Value
Containers & Packaging - 3.0%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	$2,625	$2,756
Rexam PLC
6.75%, 06/01/2013 -144A	2,365	2,503
Diversified Financial Services - 10.6%
Bank of America Corp.
0.58%, 06/15/2016 *	2,110	1,855
Glencore Funding LLC
6.00%, 04/15/2014 -144A	2,000	1,962
GMAC, Inc.
6.88%, 09/15/2011 -144A	750	720
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	1,400	1,404
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 -144A	1,615	1,616
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	1,755	1,767
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	2,580	2,585
Nissan Motor Acceptance Corp.
5.63%, 03/14/2011 -144A	2,095	2,149
Pemex Finance, Ltd.
9.03%, 02/15/2011	1,905	1,969
Rabobank Nederland NV
11.00%, 06/30/2019 ■	1,200	1,506
Selkirk Cogen Funding Corp.
8.98%, 06/26/2012	760	799
Sensus USA, Inc.
8.63%, 12/15/2013	500	500
Diversified Telecommunication Services - 0.7%
Sprint Capital Corp.
7.63%, 01/30/2011	1,300	1,314
Electric Utilities - 0.9%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	1,405	1,631
Electronic Equipment & Instruments - 1.1%
Tyco Electronics Group SA
6.00%, 10/01/2012	1,800	1,917
Food & Staples Retailing - 1.2%
Ingles Markets, Inc.
8.88%, 05/15/2017	1,140	1,169
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	1,000	1,005
Food Products - 2.1%
Lorillard Tobacco Co.
8.13%, 06/23/2019	635	706
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	1,300	1,342
Michael Foods, Inc.
8.00%, 11/15/2013	1,575	1,602
Gas Utilities - 1.1%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	725	866
EQT Corp.
8.13%, 06/01/2019	960	1,100
Hotels, Restaurants & Leisure - 2.9%
Carrols Corp.
9.00%, 01/15/2013	500	500
Hyatt Hotels Corp.
6.88%, 08/15/2019 -144A	1,370	1,398
Lions Gate Entertainment, Inc.
10.25%, 11/01/2016 -144A	1,010	990
MGM Mirage, Inc.
8.38%, 02/01/2011 Λ	1,805	1,647
Pokagon Gaming Authority
10.38%, 06/15/2014 -144A	650	673
Station Casinos, Inc.
6.88%, 03/01/2016 Џ	700	28
Household Durables - 1.3%
Lennar Corp.
12.25%, 06/01/2017	550	660
Sealy Mattress Co.
8.25%, 06/15/2014	250	243
Whirlpool Corp.
8.00%, 05/01/2012	1,265	1,375
Industrial Conglomerates - 1.3%
QHP Pharma
10.25%, 03/15/2015	2,195	2,228
Insurance - 1.6%
American Financial Group, Inc.
9.88%, 06/15/2019	1,100	1,245
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A Ž■	2,245	1,586
Machinery - 0.9%
Polypore, Inc.
8.75%, 05/15/2012	550	546
Titan International, Inc.
8.00%, 01/15/2012	1,200	1,140
Metals & Mining - 3.9%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	1,240	1,504
ArcelorMittal
5.38%, 06/01/2013	750	773
Freeport-McMoRan Copper & Gold, Inc.
8.38%, 04/01/2017	1,500	1,614
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	1,165	1,449
Xstrata Canada Corp.
7.35%, 06/05/2012	1,320	1,420
Multiline Retail - 0.8%
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	1,480	1,452
Multi-Utilities - 1.5%
Black Hills Corp.
9.00%, 05/15/2014	690	795
Sempra Energy
9.80%, 02/15/2019	1,455	1,856
Oil, Gas & Consumable Fuels - 7.4%
Enbridge Energy Partners, LP
9.88%, 03/01/2019	890	1,123
Enterprise Products Operating LLC
8.38%, 08/01/2066 ■	1,150	1,127
GAZ Capital SA
8.13%, 07/31/2014 -144A Λ	1,105	1,167
Nustar Logistics, LP
6.88%, 07/15/2012	1,500	1,594
Opti Canada, Inc.
8.25%, 12/15/2014	1,800	1,413
Petrohawk Energy Corp.
9.13%, 07/15/2013	1,255	1,299
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A	776	881

The notes to the financial statements are an integral part of this report.

38

(all amounts except share amounts in thousands)

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Petroleum Development Corp.
12.00%, 02/15/2018	$1,000	$998
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 -144A	1,615	1,781
Weatherford International, Ltd.
9.63%, 03/01/2019	1,500	1,857
Paper & Forest Products - 2.4%
Ainsworth Lumber Co., Ltd.
11.00%, 07/29/2015 -144A	1,435	890
Exopack Holding, Inc.
11.25%, 02/01/2014	2,000	2,030
Weyerhaeuser Co.
6.75%, 03/15/2012	1,300	1,362
Pipelines - 0.5%
Regency Energy Partners
9.38%, 06/01/2016 -144A	850	897
Real Estate Investment Trusts - 5.3%
Dexus Property Group
7.13%, 10/15/2014 -144A	1,655	1,671
Duke Realty, LP
7.38%, 02/15/2015	1,350	1,423
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	1,480	1,553
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	1,720	1,509
Simon Property Group, LP
10.35%, 04/01/2019	1,350	1,698
WEA Finance LLC/WT Finance Aust Pty, Ltd.
6.75%, 09/02/2019 -144A	1,610	1,640
Real Estate Management & Development - 0.9%
Post Apartment Homes, LP
5.45%, 06/01/2012	1,600	1,591
Road & Rail - 0.6%
Kansas City Southern de Mexico SA de CV
12.50%, 04/01/2016 -144A	1,000	1,123
Specialty Retail - 0.7%
Michaels Stores, Inc.
11.38%, 11/01/2016 Λ	1,200	1,161
Transportation Infrastructure - 0.9%
Erac USA Finance Co.
8.00%, 01/15/2011 -144A	1,400	1,472
Kansas City Southern de Mexico SA de CV
7.63%, 12/01/2013	360	346
Wireless Telecommunication Services - 0.6%
Centennial Communications Corp.
6.04%, 01/01/2013 *	1,000	993
Total Corporate Debt Securities (cost $114,258)		121,247

	Shares
CONVERTIBLE PREFERRED STOCKS - 1.4%
Diversified Financial Services - 0.9%
Vale Capital II 6.75% ▲Λ	22,000	1,736
Road & Rail - 0.5%
Kansas City Southern 5.13% ▲	880	833
Total Convertible Preferred Stocks (cost $2,407)		2,569

PREFERRED STOCKS - 1.4%
Commercial Banks - 0.5%
BB&T Capital Trust VI 9.60% ▲	34,000	901
Diversified Telecommunication Services - 0.9%
Centaur Funding Corp. 9.08% -144A ▲	1,661	1,667
Total Preferred Stocks (cost $3,003)		2,568

COMMON STOCKS - 4.2%
Auto Components - 0.9%
BorgWarner, Inc.	52,000	1,577
Hotels, Restaurants & Leisure - 0.8%
Yum! Brands, Inc.	42,000	1,384
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. ‡	15,000	1,781
Oil, Gas & Consumable Fuels - 0.7%
Petroleo Brasileiro SA -Class A	32,000	1,284
Software - 0.8%
Activision Blizzard, Inc. ‡	130,000	1,408
Total Common Stocks (cost $7,522)		7,434

	Principal
CONVERTIBLE BONDS - 2.2%
Diversified Telecommunication Services - 0.7%
Lucent Technologies, Inc.
2.88%, 06/15/2023 Ђ	$1,350	1,330
Pharmaceuticals - 1.0%
Allergan, Inc.
1.50%, 04/01/2026	1,500	1,676
Semiconductors & Semiconductor Equipment - 0.5%
Intel Corp.
2.95%, 12/15/2035 *	900	824
Total Convertible Bonds (cost $3,667)		3,830

REPURCHASE AGREEMENT - 2.3%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $4,169 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,257.	4,169	4,169
Total Repurchase Agreement (cost $4,169)

	Shares
SECURITIES LENDING COLLATERAL - 2.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	4,074,953	4,075
Total Securities Lending Collateral (cost $4,075)

Total Investment Securities (cost $173,530) #		181,560
Other Assets and Liabilities - Net		(4,071)
Net Assets		$177,489

The notes to the financial statements are an integral part of this report.

39

(all amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	(Sold)	Settlement Date	Amount in U.S. Dollars (Sold)	Net Unrealized Appreciation
Euro	(1,450)	01/29/2010	$(2,144)	$11

NOTES TO SCHEDULE OF INVESTMENTS:

Λ        All or a portion of this security is on loan. The value of all securities on loan is $3,993.

Ž                The security has a perpetual maturity. The date shown is the next call date.

▲           Rate shown reflects yield at 10/31/2009.

Ђ              Step bond. Interest rate may increase or decrease as the credit rating changes.

Ə               Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $3,176, or 1.79% of the fund’s net assets.

‡                  Non-income producing security.

■                Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.

*                 Floating or variable rate note. Rate is listed as of 10/31/2009.

Џ               In default.

#                 Aggregate cost for federal income tax purposes is $173,581. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $11,229 and $3,250, respectively. Net unrealized appreciation for tax purposes is $7,979.

DEFINITIONS:

144A                            144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $66,168, or 37.28%, of the fund’s net assets.

AUD                               Australian Dollar

EUR                                Euro

REMIC                 Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$4,743	$—	$—	$4,743
Equities - Energy	1,284	—	—	1,284
Equities - Financials	2,637	—	—	2,637
Equities - Industrials	—	833	—	833
Equities - Information Technology	1,408	—	—	1,408
Equities - Telecommunication Services	1,667	—	—	1,667
Fixed Income - Asset-Backed Security	—	995	—	995
Fixed Income - Consumer Discretionary	—	12,741	—	12,741
Fixed Income - Consumer Staples	—	6,100	—	6,100
Fixed Income - Energy	—	13,146	—	13,146
Fixed Income - Financials	—	46,111	—	46,111
Fixed Income - Foreign Government Obligation	—	7,226	—	7,226
Fixed Income - Health Care	—	1,676	—	1,676
Fixed Income - Industrials	—	14,889	—	14,889
Fixed Income - Information Technology	—	2,741	—	2,741
Fixed Income - Materials	—	18,653	—	18,653
Fixed Income - Mortgage-Backed Security	—	23,838	—	23,838
Fixed Income - Telecommunication Services	—	3,637	—	3,637
Fixed Income - U.S. Government Obligation	—	3,609	—	3,609
Fixed Income - Utilities	—	5,382	—	5,382
Cash & Cash Equivalent - Repurchase Agreement	—	4,169	—	4,169
Cash & Cash Equivalent - Securities Lending Collateral	4,075	—	—	4,075
Total	$15,814	$165,746	$—	$181,560

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$11	$—	$11

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

40

Transamerica Growth Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.3%
Aerospace & Defense - 4.1%
Precision Castparts Corp.	78,869	$7,534
Air Freight & Logistics - 2.0%
CH Robinson Worldwide, Inc.	67,440	3,717
Auto Components - 3.5%
BorgWarner, Inc.	215,400	6,531
Biotechnology - 0.7%
Onyx Pharmaceuticals, Inc. ‡	47,900	1,274
Capital Markets - 6.7%
Cohen & Steers, Inc. Λ	114,685	2,217
Greenhill & Co., Inc.	71,655	6,179
T. Rowe Price Group, Inc.	80,005	3,899
Chemicals - 1.5%
Ecolab, Inc.	63,825	2,806
Commercial Banks - 3.1%
City National Corp. Λ	111,630	4,205
Marshall & Ilsley Corp.	299,840	1,595
Communications Equipment - 4.8%
Juniper Networks, Inc. ‡	86,200	2,199
Palm, Inc. ‡Λ	417,245	4,844
Polycom, Inc. ‡	88,500	1,900
Construction & Engineering - 1.0%
Jacobs Engineering Group, Inc. ‡	44,995	1,903
Construction Materials - 2.0%
Martin Marietta Materials, Inc.	44,400	3,699
Diversified Consumer Services - 1.8%
Strayer Education, Inc.	16,195	3,287
Diversified Financial Services - 3.5%
MSCI, Inc. -Class A ‡	210,760	6,407
Electrical Equipment - 4.2%
Cooper Industries PLC -Class A	119,100	4,608
Hubbell, Inc. -Class B	75,500	3,211
Energy Equipment & Services - 2.3%
Core Laboratories NV Λ	40,545	4,229
Health Care Equipment & Supplies - 5.6%
Idexx Laboratories, Inc. ‡Λ	61,600	3,149
Intuitive Surgical, Inc. ‡	18,830	4,640
Masimo Corp. ‡	97,265	2,584
Health Care Technology - 1.0%
Cerner Corp. ‡	24,375	1,853
Internet & Catalog Retail - 3.9%
priceline.com, Inc. ‡	45,400	7,164
Life Sciences Tools & Services - 1.5%
Covance, Inc. ‡	35,005	1,809
Techne Corp.	14,915	932
Machinery - 8.2%
Donaldson Co., Inc.	30,100	1,074
Kennametal, Inc.	317,345	7,476
PACCAR, Inc.	174,900	6,542
Media - 1.6%
Dreamworks Animation SKG, Inc. -Class A ‡	89,700	2,870
Oil, Gas & Consumable Fuels - 3.0%
Range Resources Corp.	112,170	5,614
Pharmaceuticals - 1.0%
Allergan, Inc.	33,900	1,907
Professional Services - 2.5%
Robert Half International, Inc.	200,970	4,663
Real Estate Management & Development - 1.5%
St. Joe Co. ‡	117,600	2,815
Road & Rail - 2.1%
Kansas City Southern ‡	159,500	3,865
Semiconductors & Semiconductor Equipment - 2.5%
Broadcom Corp. -Class A ‡	89,290	2,376
Rovi Corp. ‡	84,900	2,339
Software - 10.8%
Activision Blizzard, Inc. ‡	535,837	5,803
Adobe Systems, Inc. ‡	56,100	1,848
Informatica Corp. ‡	169,300	3,594
Intuit, Inc. ‡	87,000	2,529
Quality Systems, Inc. Λ	33,150	2,023
Salesforce.com, Inc. ‡	71,500	4,058
Specialty Retail - 7.5%
Gap, Inc.	241,595	5,156
Guess?, Inc.	245,810	8,984
Textiles, Apparel & Luxury Goods - 0.7%
Under Armour, Inc. -Class A ‡Λ	46,700	1,254
Trading Companies & Distributors - 1.7%
WW Grainger, Inc.	32,800	3,074
Total Common Stocks (cost $169,942)		178,239

	Principal
REPURCHASE AGREEMENT - 4.2%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $7,807 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $7,967.	$7,807	7,807
Total Repurchase Agreement (cost $7,807)

	Shares
SECURITIES LENDING COLLATERAL - 6.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	11,262,545	11,263
Total Securities Lending Collateral (cost $11,263)

Total Investment Securities (cost $189,012) #		197,309
Other Assets and Liabilities - Net		(12,278)

Net Assets		$185,031

The notes to the financial statements are an integral part of this report.

41

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $10,983.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $189,395. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $18,290 and $10,376, respectively. Net unrealized appreciation for tax purposes is $7,914.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$35,245	$—	$—	$35,245
Equities - Energy	9,843	—	—	9,843
Equities - Financials	27,317	—	—	27,317
Equities - Health Care	18,148	—	—	18,148
Equities - Industrials	51,367	—	—	51,367
Equities - Information Technology	33,513	—	—	33,513
Equities - Materials	2,806	—	—	2,806
Cash & Cash Equivalent - Repurchase Agreement	—	7,807	—	7,807
Cash & Cash Equivalent - Securities Lending Collateral	11,263	—	—	11,263
Total	$189,502	$7,807	$—	$197,309

The notes to the financial statements are an integral part of this report.

42

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal	Value
CORPORATE DEBT SECURITIES - 92.3%
Aerospace & Defense - 2.1%
Alliant Techsystems, Inc.
6.75%, 04/01/2016	$4,000	$3,930
BE Aerospace, Inc.
8.50%, 07/01/2018	1,800	1,872
Hawker Beechcraft Acquisition Co. LLC
8.50%, 04/01/2015 Λ	3,740	2,908
L-3 Communications Corp.
6.13%, 01/15/2014	1,000	990
Spirit Aerosystems, Inc.
7.50%, 10/01/2017 -144A	2,095	2,079
Auto Components - 0.3%
TRW Automotive, Inc.
7.00%, 03/15/2014 -144A	2,000	1,860
Beverages - 0.9%
Constellation Brands, Inc.
7.25%, 09/01/2016	4,900	4,912
Building Products - 3.1%
Masco Corp.
7.75%, 08/01/2029	2,000	1,902
Owens Corning, Inc.
7.00%, 12/01/2036 Ђ	7,940	6,656
9.00%, 06/15/2019	1,500	1,627
Ply Gem Industries, Inc.
11.75%, 06/15/2013 Λ	8,520	7,988
Chemicals - 2.7%
Huntsman International LLC
7.38%, 01/01/2015 Ђ	6,400	5,888
Ineos Group Holdings PLC
8.50%, 02/15/2016 -144A	2,570	1,439
Nova Chemicals Corp.
4.54%, 11/15/2013 *	5,400	4,860
6.50%, 01/15/2012	1,450	1,421
8.38%, 11/01/2016 -144A	2,000	2,010
Commercial Banks - 0.5%
Wells Fargo Capital XV
9.75%, 09/26/2013 ■Ž	2,625	2,822
Commercial Services & Supplies - 2.0%
Aramark Corp.
8.50%, 02/01/2015	1,450	1,465
Ceridian Corp.
11.25%, 11/15/2015 Ђ	2,930	2,820
12.25%, 11/15/2015 ΏΛ	325	293
Hertz Corp.
8.88%, 01/01/2014	4,150	4,201
Iron Mountain, Inc.
8.38%, 08/15/2021	2,500	2,588
Computers & Peripherals - 0.3%
Seagate Technology HDD Holdings, Inc.
6.80%, 10/01/2016	950	931
Seagate Technology International
10.00%, 05/01/2014 -144A	450	500
Consumer Finance - 3.4%
American General Finance Corp.
4.00%, 03/15/2011	2,000	1,717
5.20%, 12/15/2011	2,000	1,614
5.38%, 10/01/2012	6,447	4,970
5.63%, 08/17/2011	3,000	2,530
Ford Motor Credit Co. LLC
9.88%, 08/10/2011	8,575	8,771
Containers & Packaging - 2.8%
Ball Corp.
7.13%, 09/01/2016	2,865	2,929
7.38%, 09/01/2019	1,760	1,800
Jefferson Smurfit Corp.
8.25%, 10/01/2012 ЏΛ	7,745	5,964
Owens-Brockway Glass Container, Inc.
6.75%, 12/01/2014	3,235	3,227
Sealed Air Corp.
6.88%, 07/15/2033 -144A	2,100	1,807
Diversified Consumer Services - 0.8%
Service Corp. International
6.75%, 04/01/2015	350	340
6.75%, 04/01/2016 *	4,300	4,203
7.00%, 06/15/2017	175	171
Diversified Financial Services - 5.4%
AES Red Oak LLC - Series B
9.20%, 11/30/2029	2,125	1,891
CIT Group, Inc.
0.56%, 07/28/2011 Џ	1,500	975
5.13%, 09/30/2014 Џ	2,500	1,639
5.40%, 03/07/2013 Џ	7,250	4,713
Firekeepers Development Authority
13.88%, 05/01/2015 -144A	2,800	3,024
GMAC, Inc.
6.75%, 12/01/2014 -144A	6,240	5,664
7.25%, 03/02/2011 -144A	3,150	3,095
Janus Capital Group, Inc.
6.70%, 06/15/2017 Ђ	1,400	1,331
JPMorgan Chase & Co.
7.90%, 04/30/2018 ■Ž	2,250	2,262
Nuveen Investments, Inc.
10.50%, 11/15/2015 -144A	7,310	6,470
Diversified Telecommunication Services - 6.9%
Frontier Communications Corp.
9.00%, 08/15/2031	5,915	5,840
Intelsat Corp.
9.25%, 06/15/2016	3,265	3,321
Qwest Communications International, Inc.
7.50%, 02/15/2014 Ђ	2,900	2,842
8.00%, 10/01/2015 -144A	3,500	3,474
Qwest Communications International, Inc. - Series B
7.50%, 02/15/2014	2,615	2,563
Sprint Capital Corp.
6.90%, 05/01/2019	4,920	4,280
8.75%, 03/15/2032	2,650	2,292
Sprint Nextel Corp.
8.38%, 08/15/2017	3,500	3,378
Telcordia Technologies, Inc.
4.03%, 07/15/2012 -144A *	6,035	5,220
Windstream Corp.
7.88%, 11/01/2017 -144A Λ	2,375	2,399
8.63%, 08/01/2016	3,500	3,596
Electric Utilities - 2.9%
Elwood Energy LLC
8.16%, 07/05/2026	5,411	4,816
Intergen NV
9.00%, 06/30/2017 -144A	5,100	5,304
Texas Competitive Electric Holdings Co. LLC
10.25%, 11/01/2015 ΛЂ	9,045	6,422
Electronic Equipment & Instruments - 0.4%
NXP BV
3.03%, 10/15/2013 *	2,940	2,220

The notes to the financial statements are an integral part of this report.

43

	Principal	Value
Food & Staples Retailing - 1.7%
Rite Aid Corp.
7.50%, 03/01/2017	$2,000	$1,790
10.38%, 07/15/2016	1,700	1,709
SUPERVALU, Inc.
7.50%, 11/15/2014	4,000	4,002
8.00%, 05/01/2016	2,430	2,473
Food Products - 2.2%
Del Monte Corp.
6.75%, 02/15/2015	1,075	1,072
7.50%, 10/15/2019 -144A	1,100	1,117
Dole Foods Co., Inc.
8.00%, 10/01/2016 -144A	3,450	3,492
Smithfield Foods, Inc.
7.75%, 07/01/2017	4,375	3,646
Tyson Foods, Inc.
7.00%, 05/01/2018	2,400	2,294
8.25%, 10/01/2011	700	739
Gas Utilities - 1.6%
Dynegy Holdings, Inc.
7.75%, 06/01/2019	10,540	8,880
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp.
6.25%, 11/15/2015 Ђ	1,100	1,128
6.40%, 06/15/2016	1,125	1,148
Cooper Cos., Inc.
7.13%, 02/15/2015	4,995	4,844
Health Care Providers & Services - 4.8%
Community Health Systems, Inc.
8.88%, 07/15/2015	6,250	6,437
HCA, Inc.
8.50%, 04/15/2019 -144A	1,100	1,166
9.25%, 11/15/2016	8,875	9,274
Omnicare, Inc.
6.13%, 06/01/2013	3,900	3,744
6.88%, 12/15/2015	600	569
U.S. Oncology, Inc.
9.13%, 08/15/2017 -144A	5,550	5,855
Hotels, Restaurants & Leisure - 7.1%
Harrah’s Operating Co., Inc.
10.00%, 12/15/2018 -144A	6,825	5,187
Mashantucket Western Pequot Tribe
8.50%, 11/15/2015 -144A	6,600	2,112
MGM Mirage, Inc.
5.88%, 02/27/2014	2,500	1,825
6.75%, 04/01/2013	3,000	2,475
7.50%, 06/01/2016 Λ	1,625	1,243
10.38%, 05/15/2014 -144A	500	533
Mohegan Tribal Gaming Authority
7.13%, 08/15/2014	3,275	2,293
Royal Caribbean Cruises, Ltd.
7.00%, 06/15/2013	4,950	4,777
7.25%, 06/15/2016	500	465
Seminole Hard Rock Entertainment, Inc.
2.80%, 03/15/2014 -144A *	5,955	4,794
Seneca Gaming Corp.
7.25%, 05/01/2012	5,400	5,210
Starwood Hotels & Resorts Worldwide, Inc.
6.75%, 05/15/2018	1,600	1,540
7.88%, 10/15/2014	2,000	2,070
Station Casinos, Inc.
6.00%, 04/01/2012 Џ	5,485	1,241
6.50%, 02/01/2014 Џ	2,620	105
WMG Acquisition Corp.
9.50%, 06/15/2016 -144A	2,150	2,295
Wynn Las Vegas Capital Corp.
6.63%, 12/01/2014	2,200	2,082
Household Durables - 3.1%
Beazer Homes USA, Inc.
12.00%, 10/15/2017 -144A	450	473
D.R. Horton, Inc.
5.25%, 02/15/2015	2,008	1,855
Jarden Corp.
7.50%, 05/01/2017 Λ	3,390	3,339
K Hovnanian Enterprises, Inc.
10.63%, 10/15/2016 -144A	3,000	2,985
Meritage Homes Corp.
6.25%, 03/15/2015	5,795	5,345
Mohawk Industries, Inc.
6.88%, 01/15/2016 Ђ	3,475	3,406
Independent Power Producers & Energy Traders - 3.1%
Edison Mission Energy
7.00%, 05/15/2017	4,800	3,876
7.20%, 05/15/2019	5,000	3,987
7.75%, 06/15/2016	2,000	1,720
LSP Energy, LP
7.16%, 01/15/2014	3,024	2,698
NRG Energy, Inc.
7.25%, 02/01/2014	3,520	3,494
7.38%, 01/15/2017	2,000	1,980
Insurance - 1.8%
Genworth Financial, Inc.
6.15%, 11/15/2066 ■	2,000	1,340
Liberty Mutual Group, Inc.
10.75%, 06/15/2058 -144A	4,400	4,620
Lincoln National Corp.
7.00%, 05/17/2066 ■	5,250	4,305
IT Services - 3.0%
DI Finance
9.50%, 02/15/2013	2,005	2,045
SunGard Data Systems, Inc.
9.13%, 08/15/2013	4,010	4,080
10.25%, 08/15/2015	4,200	4,331
Unisys Corp.
12.50%, 01/15/2016	1,250	1,150
12.75%, 10/15/2014 -144A	2,372	2,591
14.25%, 09/15/2015 -144A	3,503	3,766
Machinery - 0.5%
Navistar International Corp.
8.25%, 11/01/2021	2,690	2,626
Media - 3.8%
CSC Holdings, Inc.
7.63%, 07/15/2018	4,650	4,767
8.50%, 06/15/2015 -144A	925	977
Dish DBS Corp.
6.63%, 10/01/2014	1,990	1,940
7.75%, 05/31/2015	3,080	3,149

The notes to the financial statements are an integral part of this report.

44

	Principal	Value
Media (continued)
Lamar Media Corp.
6.63%, 08/15/2015	$2,025	$1,914
9.75%, 04/01/2014	750	825
Liberty Media LLC
5.70%, 05/15/2013	2,500	2,350
RH Donnelley, Inc.
11.75%, 05/15/2015 -144A Џ	4,007	2,284
Umbrella Acquisition, Inc.
9.75%, 03/15/2015 -144A	2,447	1,896
Videotron Ltee
6.88%, 01/15/2014	1,825	1,825
Metals & Mining - 1.5%
Steel Dynamics, Inc.
7.38%, 11/01/2012	2,950	2,961
Teck Resources, Ltd.
9.75%, 05/15/2014	900	1,010
10.25%, 05/15/2016	2,250	2,593
U.S. Steel Corp.
7.00%, 02/01/2018	1,950	1,878
Multiline Retail - 2.2%
Bon-Ton Department Stores, Inc.
10.25%, 03/15/2014	5,125	4,228
JC Penney Corp., Inc.
7.40%, 04/01/2037	2,000	1,860
7.65%, 08/15/2016	2,000	2,090
Macy’s Retail Holdings, Inc.
7.45%, 07/15/2017 Λ	4,100	3,977
Multi-Utilities - 0.4%
CMS Energy Corp.
6.55%, 07/17/2017	840	818
6.88%, 12/15/2015	1,340	1,376
Oil, Gas & Consumable Fuels - 7.4%
Chesapeake Energy Corp.
6.88%, 01/15/2016	2,000	1,930
7.00%, 08/15/2014	3,400	3,425
7.25%, 12/15/2018	830	803
7.63%, 07/15/2013	100	103
Connacher Oil and Gas, Ltd.
10.25%, 12/15/2015 -144A	2,480	2,133
Continental Resources, Inc.
8.25%, 10/01/2019 -144A	1,140	1,171
El Paso Corp.
7.25%, 06/01/2018	3,100	3,095
Forest Oil Corp.
7.25%, 06/15/2019	2,000	1,865
7.75%, 05/01/2014	275	272
Kinder Morgan Finance Co.
5.70%, 01/05/2016	5,810	5,526
Mariner Energy, Inc.
8.00%, 05/15/2017	1,555	1,462
Newfield Exploration Co.
6.63%, 09/01/2014	2,175	2,148
7.13%, 05/15/2018	295	296
Opti Canada, Inc.
7.88%, 12/15/2014	2,500	1,950
8.25%, 12/15/2014	2,100	1,649
Pioneer Natural Resources Co.
6.65%, 03/15/2017	3,225	3,084
Plains Exploration & Production Co.
7.00%, 03/15/2017	1,700	1,615
7.75%, 06/15/2015	3,000	2,963
Tesoro Corp.
6.25%, 11/01/2012	3,275	3,218
6.63%, 11/01/2015	675	621
Whiting Petroleum Corp.
7.00%, 02/01/2014	3,380	3,367
Paper & Forest Products - 5.3%
Abitibi-Consolidated, Inc.
13.75%, 04/01/2011 -144A Џ	3,200	3,296
Domtar Corp.
7.88%, 10/15/2011	268	279
10.75%, 06/01/2017	5,250	6,024
Georgia-Pacific LLC
7.00%, 01/15/2015 -144A	3,825	3,863
7.13%, 01/15/2017 -144A	1,153	1,165
International Paper Co.
9.38%, 05/15/2019	2,000	2,421
Newpage Corp.
11.38%, 12/31/2014 -144A	800	798
Verso Paper Holdings LLC
11.38%, 08/01/2016	3,000	1,950
11.50%, 07/01/2014 -144A	1,800	1,917
Westvaco Corp.
8.20%, 01/15/2030	2,300	2,303
Weyerhaeuser Co.
7.38%, 03/15/2032	7,150	6,560
Real Estate Investment Trusts - 2.2%
Host Hotels & Resorts, LP
7.13%, 11/01/2013	3,155	3,139
9.00%, 05/15/2017 -144A Λ	2,250	2,408
iStar Financial, Inc.
5.88%, 03/15/2016	5,000	2,525
8.63%, 06/01/2013	5,000	3,100
10.00%, 06/15/2014 -144A Λ	1,500	1,260
Real Estate Management & Development - 0.9%
First Industrial, LP
5.75%, 01/15/2016	2,000	1,429
Realogy Corp.
10.50%, 04/15/2014 Λ	5,305	3,793
Semiconductors & Semiconductor Equipment - 0.9%
Freescale Semiconductor, Inc.
10.13%, 12/15/2016 Λ	7,345	5,215
Software - 0.7%
First Data Corp.
9.88%, 09/24/2015 Λ	4,136	3,815
Specialty Retail - 0.7%
Blockbuster, Inc.
11.75%, 10/01/2014 -144A	3,800	3,601
Claire’s Stores, Inc.
9.63%, 06/01/2015	500	345
Textiles, Apparel & Luxury Goods - 1.2%
Levi Strauss & Co.
8.88%, 04/01/2016	1,200	1,224
9.75%, 01/15/2015	5,480	5,727
Wireless Telecommunication Services - 0.5%
Nextel Communications, Inc.
6.88%, 10/31/2013	3,125	2,891
Total Corporate Debt Securities (cost $522,619)		527,136

The notes to the financial statements are an integral part of this report.

45

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCK - 0.2%
Diversified Financial Services - 0.2%
Preferred Blocker, Inc. 7.00% -144A ▲	2,228	$1,361
Total Preferred Stock (cost $701)

COMMON STOCK - 0.3%
IT Services - 0.3%
Unisys Corp. ‡	61,972	1,806
Total Common Stock (cost $1,487)

	Principal
REPURCHASE AGREEMENT - 4.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $26,956 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $27,496.	$26,956	26,956
Total Repurchase Agreement (cost $26,956)

	Shares
SECURITIES LENDING COLLATERAL - 5.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	31,426,978	$31,427
Total Securities Lending Collateral (cost $31,427)

Total Investment Securities (cost $583,190) #		588,686
Other Assets and Liabilities - Net		(17,014)

Net Assets		$571,672

NOTES TO SCHEDULE OF INVESTMENTS:

Ž	The security has a perpetual maturity. The date shown is the next call date.
‡	Non-income producing security.
Џ	In default.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
*	Floating or variable rate note. Rate is listed as of 10/31/2009.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $30,783.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
Ώ	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $584,095. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $34,213 and $29,622, respectively. Net unrealized appreciation for tax purposes is $4,591.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $113,463, or 19.85%, of the fund’s net assets.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$1,361	$—	$—	$1,361
Equities - Information Technology	1,806	—	—	1,806
Fixed Income - Consumer Discretionary	—	108,320	—	108,320
Fixed Income - Consumer Staples	—	27,246	—	27,246
Fixed Income - Energy	—	51,576	—	51,576
Fixed Income - Financials	—	81,407	—	81,407
Fixed Income - Health Care	—	23,725	—	23,725
Fixed Income - Industrials	—	35,166	—	35,166
Fixed Income - Information Technology	—	33,965	—	33,965
Fixed Income - Materials	—	70,363	—	70,363
Fixed Income - Telecommunication Services	—	58,877	—	58,877
Fixed Income - Utilities	—	36,491	—	36,491
Cash & Cash Equivalent - Repurchase Agreement	—	26,956	—	26,956
Cash & Cash Equivalent - Securities Lending Collateral	31,427	—	—	31,427
Total	$34,594	$554,092	$—	$588,686

The notes to the financial statements are an integral part of this report.

46

Transamerica Legg Mason Partners All Cap

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.1%
Aerospace & Defense - 4.6%
Boeing Co.	16,790	$803
Honeywell International, Inc.	29,270	1,051
Northrop Grumman Corp.	25,280	1,267
Air Freight & Logistics - 1.8%
United Parcel Service, Inc. -Class B	23,700	1,272
Capital Markets - 5.4%
Franklin Resources, Inc.	19,440	2,034
Morgan Stanley	6,500	209
State Street Corp.	34,286	1,439
Teton Advisors, Inc. -Class B ‡§Ə	89	♦
Commercial Banks - 1.1%
Comerica, Inc.	7,660	213
KeyCorp	102,060	550
Communications Equipment - 3.3%
Cisco Systems, Inc. ‡	82,680	1,889
Telefonaktiebolaget LM Ericsson ADR	37,260	388
Construction & Engineering - 1.6%
Fluor Corp.	12,710	564
Jacobs Engineering Group, Inc. ‡	6,080	257
Tutor Perini Corp. ‡	16,970	300
Diversified Financial Services - 6.3%
Bank of America Corp.	135,080	1,969
JPMorgan Chase & Co.	57,860	2,417
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	37,800	970
Energy Equipment & Services - 6.4%
Baker Hughes, Inc.	24,190	1,018
Halliburton Co.	44,680	1,305
Schlumberger, Ltd.	21,730	1,352
Weatherford International, Ltd. ‡	41,310	724
Food & Staples Retailing - 3.3%
Safeway, Inc.	102,040	2,278
Food Products - 3.2%
Unilever PLC ADR	31,399	937
Unilever PLC	41,575	1,242
Hotels, Restaurants & Leisure - 1.2%
Carnival Corp.	21,820	635
Marriott International, Inc. -Class A	8,463	212
Household Durables - 0.8%
Toll Brothers, Inc. ‡	29,820	516
Industrial Conglomerates - 2.3%
McDermott International, Inc. ‡	72,220	1,605
Insurance - 3.2%
Allied World Assurance Co. Holdings, Ltd.	14,550	651
Chubb Corp.	32,100	1,558
Internet Software & Services - 1.7%
eBay, Inc. ‡	52,930	1,179
Leisure Equipment & Products - 0.3%
Mattel, Inc.	9,600	182
Life Sciences Tools & Services - 1.1%
Enzo Biochem, Inc. ‡	133,057	733
Machinery - 2.9%
Dover Corp.	19,130	721
PACCAR, Inc.	15,270	571
Parker Hannifin Corp.	13,760	729
Media - 2.5%
Walt Disney Co.	61,700	1,689
Metals & Mining - 0.7%
BHP Billiton, Ltd. ADR	2,830	186
Nucor Corp.	6,600	263
Oil, Gas & Consumable Fuels - 9.5%
Anadarko Petroleum Corp.	20,890	1,273
ConocoPhillips	16,010	803
Devon Energy Corp.	22,340	1,446
Hess Corp.	24,900	1,363
Murphy Oil Corp.	3,050	186
XTO Energy, Inc.	35,260	1,465
Paper & Forest Products - 0.9%
Weyerhaeuser Co.	17,050	619
Pharmaceuticals - 7.1%
Johnson & Johnson	24,660	1,456
Merck & Co., Inc.	55,268	1,709
Novartis AG ADR	33,960	1,765
Professional Services - 0.3%
Robert Half International, Inc.	7,480	174
Real Estate Investment Trusts - 0.4%
Lasalle Hotel Properties	16,280	279
Real Estate Management & Development - 1.3%
Jones Lang Lasalle, Inc.	18,480	866
Semiconductors & Semiconductor Equipment - 12.3%
Applied Materials, Inc.	141,980	1,732
Novellus Systems, Inc. ‡	46,990	967
Samsung Electronics Co., Ltd. -144A GDR	8,600	2,619
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	109,098	1,041
Texas Instruments, Inc.	76,340	1,790
Varian Semiconductor Equipment Associates, Inc. ‡	5,700	162
Verigy, Ltd. ‡	8,671	85
Software - 4.0%
Citrix Systems, Inc. ‡	13,840	509
Lawson Software, Inc. ‡	68,430	432
Microsoft Corp.	65,160	1,806
Specialty Retail - 4.1%
Gap, Inc.	43,550	929
Home Depot, Inc.	63,360	1,590
Williams-Sonoma, Inc.	20,270	381
Wireless Telecommunication Services - 2.1%
Vodafone Group PLC ADR	63,917	1,419
Total Common Stocks (cost $65,202)		66,744

	Principal
REPURCHASE AGREEMENT - 3.0%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $2,073 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $2,118.	$2,073	2,073
Total Repurchase Agreement (cost $2,073)

Total Investment Securities (cost $67,275) #		68,817
Other Assets and Liabilities - Net		(48)

Net Assets		$68,769

The notes to the financial statements are an integral part of this report.

47

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
§	Illiquid. This security aggregated to less than $1, or less than 0.00%, of the Fund’s net assets.
Ə

Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees.  This security aggregated to less than $1, or less than 0.00% of the fund’s net assets.

♦	Value is less than $1.
#

Aggregate cost for federal income tax purposes is $67,526. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,905 and $9,614, respectively. Net unrealized appreciation for tax purposes is $1,291.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $2,619, or 3.81%, of the fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$6,134	$—	$—	$6,134
Equities - Consumer Staples	4,457	—	—	4,457
Equities - Energy	10,935	—	—	10,935
Equities - Financials	12,185	—	♦	12,185
Equities - Health Care	5,663	—	—	5,663
Equities - Industrials	9,314	—	—	9,314
Equities - Information Technology	14,599	—	—	14,599
Equities - Materials	1,068	—	—	1,068
Equities - Telecommunication Services	2,389	—	—	2,389
Cash & Cash Equivalent - Repurchase Agreement	—	2,073	—	2,073
Total	$66,744	$2,073	$—	$68,817

Level 3 Rollforward

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)		Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Change In Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Financials	$—	$	♦	$—	$—	$—	$—	$	♦

The notes to the financial statements are an integral part of this report.

48

Transamerica Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal	Value
COMMERCIAL PAPER - 79.5%
Aerospace & Defense - 2.1%
Honeywell International, Inc.
0.13%, 12/21/2009 - 144A	$1,750	$1,750
0.16%, 12/31/2009 - 144A	1,150	1,150
0.22%, 12/28/2009 - 144A	2,500	2,500
Beverages - 3.6%
Coca-Cola Co.
0.13%, 11/12/2009 - 144A	3,100	3,100
0.14%, 12/18/2009 - 144A	2,950	2,949
0.16%, 12/17/2009 - 144A	1,100	1,100
0.20%, 12/14/2009 - 144A	2,300	2,299
Capital Markets - 0.4%
State Street Corp.
0.23%, 12/21/2009	1,100	1,100
Chemicals - 3.4%
EI Du Pont de Nemours & Co.
0.13%, 11/03/2009 - 144A	9,000	9,000
Commercial Banks - 10.7%
Barclays Bank PLC
0.26%, 11/17/2009	4,000	4,000
Toronto-Dominion Holdings USA, Inc.
0.15%, 11/03/2009 - 11/04/2009 -144A	11,300	11,300
UBS Finance Delaware LLC
0.14%, 12/14/2009	5,400	5,399
0.21%, 12/17/2009	7,300	7,298
Consumer Finance - 5.0%
Toyota Motor Credit Corp.
0.14%, 11/13/2009	1,600	1,600
0.16%, 11/23/2009 - 12/04/2009	11,450	11,448
Diversified Financial Services - 45.7%
Alpine Securitization
0.15%, 11/13/2009 - 144A	2,700	2,700
0.19%, 11/10/2009 - 11/24/2009 -144A	10,300	10,298
American Honda Finance Corp.
0.25%, 11/19/2009 - 12/02/2009	8,000	7,999
0.33%, 11/18/2009	4,400	4,399
Bank of America Corp.
0.40%, 12/07/2009	2,600	2,600
CAFCO LLC
0.26%, 12/02/2009 - 144A	3,100	3,099
Caterpillar Financial Services Corp.
0.20%, 11/09/2009	5,650	5,650
CIESCO LLC
0.25%, 01/21/2010 - 144A	5,800	5,797
0.26%, 01/06/2010 - 144A	4,200	4,198
General Electric Capital Corp.
0.17%, 12/15/2009	3,130	3,129
0.18%, 12/29/2009	3,100	3,099
0.23%, 12/03/2009	1,650	1,650
General Electric Co.
0.17%, 12/28/2009 - 12/31/2009	5,150	5,149
Metlife Funding, Inc.
0.17%, 11/02/2009	1,500	1,500
0.26%, 11/20/2009	7,300	7,298
Old Line Funding LLC
0.18%, 11/17/2009 - 144A	5,369	5,369
0.23%, 12/07/2009 - 144A	1,500	1,500
PACCAR Financial Corp.
0.15%, 11/25/2009	2,118	2,118
0.18%, 01/27/2010	3,000	2,999
0.20%, 01/12/2010	4,200	4,198
0.21%, 12/14/2009	2,900	2,899
Rabobank USA Financial Corp.
0.14%, 12/08/2009	4,700	4,700
0.23%, 12/01/2009 - 12/10/2009	7,400	7,399
Ranger Funding Co. LLC
0.22%, 12/07/2009 - 144A	2,600	2,599
Sheffield Receivables Corp.
0.20%, 11/05/2009 - 144A	1,200	1,200
0.28%, 11/06/2009 - 144A	3,000	3,000
Wal-Mart Funding Corp.
0.20%, 11/09/2009 - 144A	13,400	13,398
Food & Staples Retailing - 2.9%
Nestle Capital Corp.
0.16%, 12/17/2009 - 144A	7,700	7,698
Health Care Equipment & Supplies - 0.7%
Medtronic, Inc.
0.19%, 12/02/2009 - 144A	1,900	1,900
Oil, Gas & Consumable Fuels - 5.0%
Total Capital SA
0.14%, 12/30/2009 - 144A	8,200	8,198
Total Fina Elf Capital
0.14%, 11/06/2009 - 144A	4,800	4,800
Total Commercial Paper (cost $208,533)		208,533

CERTIFICATE OF DEPOSIT - 3.2%
Diversified Financial Services - 3.2%
Bank of America Corp.
0.50%, 12/14/2009	8,400	8,400
Total Certificate of Deposit (cost $8,400)

CORPORATE DEBT SECURITIES - 6.9%
Capital Markets - 4.6%
Goldman Sachs Group, Inc. *
0.33%, 11/16/2009	1,000	1,000
0.52%, 11/16/2009	11,037	11,038
Commercial Banks - 1.9%
Wachovia Corp. *
0.86%, 11/24/2009	5,000	5,001
Diversified Financial Services - 0.4%
Caterpillar Financial Services Corp. *
0.73%, 02/08/2010	1,145	1,146
Total Corporate Debt Securities (cost $18,185)		18,185

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 10.1%
Province of Ontario Canada
0.18%, 01/08/2010 - 01/11/2010	10,400	10,396
0.21%, 11/30/2009	3,000	2,999
Province of Quebec Canada
0.15%, 11/23/2009 - 12/07/2009 -144A	4,050	4,050
0.18%, 12/15/2009 - 144A	2,000	2,000
0.25%, 12/02/2009 - 144A	7,000	6,999
Total Short-Term Foreign Government Obligations (cost $26,444)		26,444

The notes to the financial statements are an integral part of this report.

49

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $1,143 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, and with a value of $1,168.	$1,143	$1,143
Total Repurchase Agreement (cost $1,143)

Total Investment Securities (cost $262,705) #		262,705
Other Assets and Liabilities - Net		(199)

Net Assets		$262,506

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2009.
#	Aggregate cost for federal income tax purposes is $262,705.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $123,951, or 47.22%, of the fund’s net assets.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Consumer Staples	$—	$17,147	$—	$17,147
Fixed Income - Energy	—	12,998	—	12,998
Fixed Income - Financials	—	188,675	—	188,675
Fixed Income - Health Care	—	1,900	—	1,900
Fixed Income - Industrials	—	5,398	—	5,398
Fixed Income - Materials	—	9,000	—	9,000
Fixed Income - Short-Term Foreign Government Obligation	—	26,444	—	26,444
Cash & Cash Equivalent - Repurchase Agreement	—	1,143	—	1,143
Total	$—	$262,705	$—	$262,705

The notes to the financial statements are an integral part of this report.

50

Transamerica Science & Technology

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 2.1%
Hexcel Corp. ‡	124,165	$1,366
Biotechnology - 8.0%
Alexion Pharmaceuticals, Inc. ‡	42,800	1,901
Gilead Sciences, Inc. ‡	19,490	829
Human Genome Sciences, Inc. ‡	132,200	2,471
Communications Equipment - 17.3%
Brocade Communications Systems, Inc. ‡	130,355	1,118
Cisco Systems, Inc. ‡	28,950	662
F5 Networks, Inc. ‡	52,430	2,354
Juniper Networks, Inc. ‡	43,100	1,099
Palm, Inc. ‡	210,885	2,449
Polycom, Inc. ‡	107,000	2,297
QUALCOMM, Inc.	32,490	1,345
Computers & Peripherals - 6.4%
Apple, Inc. ‡	15,055	2,838
EMC Corp./Massachusetts ‡	81,705	1,346
Diversified Consumer Services - 1.1%
Capella Education Co. ‡	10,615	731
Diversified Telecommunication Services - 4.0%
AT&T, Inc.	53,205	1,366
Verizon Communications, Inc.	42,460	1,256
Electronic Equipment & Instruments - 3.0%
DTS, Inc. ‡	68,300	1,929
Health Care Equipment & Supplies - 4.3%
Intuitive Surgical, Inc. ‡	6,000	1,478
NuVasive, Inc. ‡	37,375	1,356
Internet & Catalog Retail - 7.7%
Amazon.com, Inc. ‡	27,855	3,310
priceline.com, Inc. ‡	10,805	1,705
Internet Software & Services - 8.8%
Equinix, Inc. ‡	28,755	2,453
Google, Inc. -Class A ‡	3,730	2,000
Vocus, Inc. ‡	71,283	1,290
Semiconductors & Semiconductor Equipment - 7.4%
Broadcom Corp. -Class A ‡	45,000	1,197
Intel Corp.	96,000	1,835
Rovi Corp. ‡	65,000	1,791
Software - 20.0%
Activision Blizzard, Inc. ‡	219,000	2,371
Citrix Systems, Inc. ‡	35,000	1,287
Concur Technologies, Inc. ‡	44,775	1,596
Informatica Corp. ‡	60,410	1,283
Microsoft Corp.	66,000	1,830
Nuance Communications, Inc. ‡	137,735	1,806
Salesforce.com, Inc. ‡	51,660	2,931
Wireless Telecommunication Services - 7.8%
American Tower Corp. -Class A ‡	30,560	1,125
NII Holdings, Inc. ‡	57,450	1,548
SBA Communications Corp. -Class A ‡	36,800	1,038
Sprint Nextel Corp. ‡	470,000	1,391
Total Common Stocks (cost $53,352)		63,978

	Principal
REPURCHASE AGREEMENT - 0.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $444 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $454.	$444	444
Total Repurchase Agreement (cost $444)

Total Investment Securities (cost $53,796) #		64,422
Other Assets and Liabilities - Net		906

Net Assets		$65,328

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $53,813. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,725 and $3,116, respectively. Net unrealized appreciation for tax purposes is $10,609.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$5,746	$—	$—	$5,746
Equities - Health Care	8,035	—	—	8,035
Equities - Industrials	1,366	—	—	1,366
Equities - Information Technology	39,762	—	—	39,762
Equities - Telecommunication Services	9,069	—	—	9,069
Cash & Cash Equivalent - Repurchase Agreement	—	444	—	444
Total	$63,978	$444	$—	$64,422

The notes to the financial statements are an integral part of this report.

51

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.8%
Fannie Mae
4.50%, 03/25/2017 - 04/25/2030		$14,590	$15,023
5.00%, 10/25/2032 - 06/25/2034		14,699	15,228
5.50%, 03/25/2026		7,149	7,540
Freddie Mac
3.75%, 12/15/2011		2,640	2,666
4.00%, 10/15/2029		3,762	3,833
4.50%, 02/15/2027		3,412	3,504
4.84%, 06/01/2035 *		7,153	7,289
5.00%, 06/15/2027 - 11/15/2032		8,683	8,964
5.50%, 01/15/2029		12,754	12,956
5.52%, 02/01/2038 *		5,853	6,158
5.56%, 08/01/2037 *		1,680	1,772
Ginnie Mae
4.50%, 01/17/2033		4,063	4,154
Total U.S. Government Agency Obligations (cost $85,621)			89,087

FOREIGN GOVERNMENT OBLIGATION - 0.9%
Australia Government Bond
5.25%, 08/15/2010	AUD	13,600	12,328
Total Foreign Government Obligation (cost $12,687)

MORTGAGE-BACKED SECURITIES - 11.5%
American Tower Trust
Series 2007-1A, Class AFX
5.42%, 04/15/2037 -144A		$6,000	6,060
Series 2007-1A, Class B
5.54%, 04/15/2037 -144A		4,750	4,750
Series 2007-1A, Class D
5.96%, 04/15/2037 -144A		500	500
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A Ə *		5,876	5,612
Series 2009-RR3, Class 1A2
6.00%, 11/26/2036 -144A		3,925	3,768
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A		5,675	5,448
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A		6,646	6,380
Crown Castle Towers LLC
Series 2005-1A, Class AFX
4.64%, 06/15/2035 -144A		7,715	7,773
Series 2005-1A, Class B
4.88%, 06/15/2035 -144A		1,250	1,256
Series 2005-1A, Class C
5.07%, 06/15/2035 -144A		10,404	10,456
Series 2006-1A, Class B
5.36%, 11/15/2036 -144A		13,855	14,131
Series 2006-1A, Class C
5.47%, 11/15/2036 -144A		9,000	9,191
Global Tower Partners Acquisition Partners LLC
Series 2007-1A, Class AFL
0.45%, 05/15/2037 -144A *		8,000	7,480
Series 2007-1A, Class B
5.52%, 05/15/2037 -144A		8,880	8,525
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.55%, 12/26/2037 -144A		4,080	3,794
Series 2009-R2, Class 3A
5.85%, 01/26/2047 -144A		5,066	4,661
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A		3,691	3,518
Series 2009-R7, Class 11A1
5.32%, 03/26/2037 -144A		6,353	6,099
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A		4,430	4,252
Series 2009-R7, Class 16A1
5.68%, 12/26/2036 -144A *		3,785	3,795
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A *		4,733	4,495
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A		10,796	10,472
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A		5,782	5,619
Small Business Administration Trust
Series 2006-1A, Class E
6.17%, 11/15/2036 -144A		5,533	5,492
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A		3,700	3,719
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *		4,333	4,226
Total Mortgage-Backed Securities (cost $145,633)			151,472

ASSET-BACKED SECURITIES - 2.1%
American Airlines Pass-Through Trust
Series 2001-2, Class A2
7.86%, 10/01/2011		7,000	6,965
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012		11,350	11,350
PF Export Receivables Master Trust
6.44%, 06/01/2015 -144A		9,187	9,412
Total Asset-Backed Securities (cost $27,740)			27,727

CORPORATE DEBT SECURITIES - 76.0%
Airlines - 0.4%
Continental Airlines, Inc.
6.50%, 12/15/2012		2,230	2,208
7.49%, 10/02/2010		3,061	3,015
Auto Components - 0.6%
Johnson Controls, Inc.
5.25%, 01/15/2011		7,600	7,867
Automobiles - 0.2%
Daimler Finance North America LLC
5.88%, 03/15/2011		3,100	3,234
Beverages - 2.9%
Anheuser-Busch InBev Worldwide, Inc.
3.00%, 10/15/2012 -144A		9,930	10,016
Bacardi, Ltd.
7.45%, 04/01/2014 -144A		3,480	3,977
Diageo Capital PLC
4.38%, 05/03/2010		4,870	4,966
Foster’s Finance Corp.
6.88%, 06/15/2011 -144A		6,225	6,645

The notes to the financial statements are an integral part of this report.

52

	Principal	Value
Beverages (continued)
Molson Coors Capital Finance ULC
4.85%, 09/22/2010	$5,000	$5,170
SABMiller PLC
6.20%, 07/01/2011 -144A	6,301	6,708
Capital Markets - 1.8%
Goldman Sachs Group, Inc.
0.52%, 11/16/2009 *	6,100	6,100
Macquarie Group, Ltd.
7.30%, 08/01/2014 -144A	5,493	5,962
Morgan Stanley
0.53%, 01/18/2011 *	8,700	8,626
4.75%, 04/01/2014	2,500	2,508
Chemicals - 3.0%
Chevron Phillips Chemical Co. LLC
7.00%, 03/15/2011	6,800	7,195
Cytec Industries, Inc.
5.50%, 10/01/2010	5,880	5,965
Dow Chemical Co.
4.85%, 08/15/2012	5,000	5,206
6.13%, 02/01/2011	7,240	7,555
Methanex Corp.
8.75%, 08/15/2012	3,877	3,974
Mosaic Co.
7.38%, 12/01/2014 -144A Ђ	4,225	4,498
Nalco Co.
7.75%, 11/15/2011	5,187	5,193
Commercial Banks - 3.1%
Bank of Scotland PLC
5.00%, 11/21/2011 -144A	930	969
BB&T Corp.
3.85%, 07/27/2012	5,000	5,169
PNC Funding Corp.
0.42%, 01/31/2012 *	12,000	11,583
Scotland International Finance
7.70%, 08/15/2010 -144A	6,900	6,972
Silicon Valley Bank
5.70%, 06/01/2012	2,000	2,015
SunTrust Banks, Inc.
5.25%, 11/05/2012	1,420	1,486
6.38%, 04/01/2011	5,621	5,892
Wachovia Corp.
0.41%, 04/23/2012 *	7,400	7,237
Commercial Services & Supplies - 1.0%
Avery Dennison Corp.
4.88%, 01/15/2013	6,000	6,142
Protection One Alarm Monitoring, Inc.
12.00%, 11/15/2011	6,000	6,075
Construction Materials - 2.0%
CRH America, Inc.
5.30%, 10/15/2013	2,660	2,763
5.63%, 09/30/2011	4,300	4,541
6.95%, 03/15/2012	2,590	2,808
Lafarge SA
6.15%, 07/15/2011	9,000	9,416
Martin Marietta Materials, Inc.
6.88%, 04/01/2011	8,000	8,304
Consumer Finance - 2.3%
American Express Credit Corp.
1.64%, 05/27/2010 *	7,500	7,527
5.13%, 08/25/2014	3,500	3,687
Discover Financial Services
0.83%, 06/11/2010 *	7,850	7,756
John Deere Capital Corp.
1.05%, 06/10/2011 *	6,125	6,171
Toyota Motor Credit Corp.
3.78%, 01/09/2012 *	5,000	5,339
Containers & Packaging - 0.8%
Rexam PLC
6.75%, 06/01/2013 -144A	9,950	10,530
Diversified Financial Services - 9.2%
American Honda Finance Corp.
0.63%, 01/29/2010 -144A *	4,500	4,498
5.13%, 12/15/2010 -144A	3,920	4,063
BAE Systems Holdings, Inc.
6.40%, 12/15/2011 -144A	7,000	7,494
Bear Stearns Cos. LLC
5.50%, 08/15/2011	2,000	2,097
6.95%, 08/10/2012	5,000	5,611
Caterpillar Financial Services Corp.
1.03%, 06/24/2011 *	7,390	7,444
Citigroup, Inc.
0.52%, 05/18/2011 *	11,100	10,882
FIA Card Services NA
7.13%, 11/15/2012	8,781	9,551
General Electric Capital Corp.
0.45%, 07/27/2012 *Λ	1,400	1,349
0.61%, 11/01/2012 *	3,015	2,885
5.88%, 02/15/2012	4,890	5,273
Harley-Davidson Funding Corp.
5.00%, 12/15/2010 -144A	12,230	12,151
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	7,000	7,014
Merrill Lynch & Co., Inc.
2.52%, 05/12/2010 *	7,735	7,819
Nissan Motor Acceptance Corp.
5.63%, 03/14/2011 -144A	12,225	12,538
PACCAR Financial Corp.
3.78%, 01/12/2011 *	5,000	5,198
Pemex Finance, Ltd.
9.03%, 02/15/2011	5,904	6,102
Selkirk Cogen Funding Corp.
8.98%, 06/26/2012	6,615	6,955
Williams Cos., Inc. Credit Linked Certificate Trust V
6.38%, 10/01/2010 -144A	2,450	2,521
Diversified Telecommunication Services - 1.8%
Qwest Corp.
7.88%, 09/01/2011	10,320	10,656
Sprint Capital Corp.
7.63%, 01/30/2011	5,009	5,065
8.38%, 03/15/2012	2,000	2,025
Telefonica Europe BV
7.75%, 09/15/2010	6,250	6,601
Electric Utilities - 2.0%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	10,325	11,984
NiSource Finance Corp.
7.88%, 11/15/2010	6,545	6,895
PSEG Power LLC
7.75%, 04/15/2011	6,780	7,318

The notes to the financial statements are an integral part of this report.

53

	Principal	Value
Electronic Equipment & Instruments - 1.3%
Agilent Technologies, Inc.
4.45%, 09/14/2012	$5,000	$5,115
Tyco Electronics Group SA
6.00%, 10/01/2012	11,206	11,936
Energy Equipment & Services - 1.0%
NGPL Pipeco LLC
6.51%, 12/15/2012 -144A	7,470	8,160
Plains All American Pipeline, LP / PAA Finance Corp.
4.25%, 09/01/2012	4,890	5,025
Food & Staples Retailing - 1.4%
Kroger Co.
8.05%, 02/01/2010	7,012	7,129
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	4,400	4,422
Woolworths, Ltd.
5.25%, 11/15/2011 -144A	7,000	7,371
Food Products - 2.1%
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	3,750	3,872
Michael Foods, Inc.
8.00%, 11/15/2013	5,480	5,576
Reynolds American, Inc.
7.25%, 06/01/2012	10,700	11,669
UST, Inc.
6.63%, 07/15/2012	6,460	7,009
Gas Utilities - 0.9%
DCP Midstream LLC
7.88%, 08/16/2010	6,900	7,237
9.70%, 12/01/2013 -144A	4,500	5,219
Health Care Equipment & Supplies - 0.2%
Carefusion Corp.
4.13%, 08/01/2012 -144A	2,000	2,055
Hotels, Restaurants & Leisure - 2.4%
Carrols Corp.
9.00%, 01/15/2013	7,000	7,000
Marriott International, Inc.
5.63%, 02/15/2013	10,725	11,101
Royal Caribbean Cruises, Ltd.
8.00%, 05/15/2010 Λ	2,900	2,929
8.75%, 02/02/2011	3,000	3,030
Yum! Brands, Inc.
8.88%, 04/15/2011	6,200	6,756
Household Durables - 0.9%
Whirlpool Corp.
8.00%, 05/01/2012	11,000	11,963
Industrial Conglomerates - 1.0%
QHP Pharma
10.25%, 03/15/2015	12,770	12,962
Insurance - 1.2%
MetLife, Inc.
5.38%, 12/15/2012	7,850	8,448
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■Ž	3,250	2,295
Prudential Financial, Inc.
3.63%, 09/17/2012	5,000	5,081
IT Services - 0.4%
Western Union Co.
5.40%, 11/17/2011	5,500	5,870
Machinery - 1.2%
Case New Holland, Inc.
7.75%, 09/01/2013 -144A	6,000	5,955
Kennametal, Inc.
7.20%, 06/15/2012	9,950	10,487
Media - 0.9%
Comcast Cable Holdings LLC
9.80%, 02/01/2012	5,000	5,727
Time Warner, Inc.
0.68%, 11/13/2009 *	6,406	6,407
Metals & Mining - 3.8%
Anglo American Capital PLC
9.38%, 04/08/2014 -144A	9,500	11,095
ArcelorMittal
5.38%, 06/01/2013	11,500	11,853
Freeport-McMoRan Corp.
8.75%, 06/01/2011 Λ	9,183	9,769
Rio Tinto Finance USA, Ltd.
8.95%, 05/01/2014	4,795	5,667
Xstrata Canada Corp.
7.35%, 06/05/2012	11,000	11,837
Multiline Retail - 1.7%
Best Buy Co., Inc.
6.75%, 07/15/2013	6,400	6,876
JC Penney Corp., Inc.
8.00%, 03/01/2010	6,175	6,252
Limited, Inc.
5.25%, 11/01/2014	5,000	4,650
Macy’s Retail Holdings, Inc.
5.35%, 03/15/2012	4,170	4,092
Multi-Utilities - 0.8%
Black Hills Corp.
9.00%, 05/15/2014	4,100	4,724
Sempra Energy
7.95%, 03/01/2010	5,500	5,625
Office Electronics - 0.6%
Xerox Corp.
7.13%, 06/15/2010	6,250	6,437
8.25%, 05/15/2014	1,000	1,152
Oil, Gas & Consumable Fuels - 8.2%
Anadarko Finance Co.
6.75%, 05/01/2011	6,460	6,888
Anadarko Petroleum Corp.
7.63%, 03/15/2014	1,435	1,642
Consol Energy, Inc.
7.88%, 03/01/2012	7,100	7,544
El Paso Corp.
7.00%, 05/15/2011	3,250	3,276
7.38%, 12/15/2012	2,000	2,028
EnCana Corp.
6.30%, 11/01/2011	5,100	5,526
Enterprise Products Operating LLC
7.50%, 02/01/2011	7,595	8,071
7.63%, 02/15/2012	7,855	8,686
EQT Corp.
5.15%, 11/15/2012	4,520	4,711
GAZ Capital SA
8.13%, 07/31/2014 -144A Λ	6,920	7,310
Hess Corp.
6.65%, 08/15/2011	4,215	4,538

The notes to the financial statements are an integral part of this report.

54

(all amounts except for share amounts in thousands)

	Principal	Value
Oil, Gas & Consumable Fuels (continued)
Kinder Morgan, Inc.
6.50%, 09/01/2012	$5,316	$5,462
Marathon Oil Corp.
8.38%, 05/01/2012	6,000	6,779
Ras Laffan Liquefied Natural Gas Co., Ltd. III
4.50%, 09/30/2012 -144A	6,915	7,151
Weatherford International, Inc.
5.95%, 06/15/2012	7,305	7,857
Williams Cos., Inc.
2.29%, 10/01/2010 -144A *	1,450	1,449
7.13%, 09/01/2011	4,682	4,983
Woodside Finance, Ltd.
5.00%, 11/15/2013 -144A	4,450	4,484
8.13%, 03/01/2014 -144A	2,450	2,776
XTO Energy, Inc.
5.00%, 08/01/2010	5,770	5,937
Paper & Forest Products - 0.8%
Weyerhaeuser Co.
6.75%, 03/15/2012	9,840	10,312
Real Estate Investment Trusts - 9.6%
Boston Properties, LP
6.25%, 01/15/2013	10,000	10,631
BRE Properties, Inc.
7.45%, 01/15/2011	8,500	8,711
Dexus Property Group
7.13%, 10/15/2014 -144A	7,125	7,194
Duke Realty, LP
4.63%, 05/15/2013	5,000	4,836
5.63%, 08/15/2011	2,000	2,035
5.88%, 08/15/2012	6,053	6,213
Federal Realty Investment Trust
8.75%, 12/01/2009	2,680	2,691
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	10,895	11,434
Host Hotels & Resorts, LP
7.00%, 08/15/2012	7,095	7,122
Kimco Realty Corp.
4.62%, 05/06/2010	5,000	5,013
Liberty Property, LP
6.38%, 08/15/2012	11,870	12,289
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	9,975	8,750
Shurgard Storage Centers LLC
5.88%, 03/15/2013	2,910	2,971
Simon Property Group, LP
4.88%, 03/18/2010	6,265	6,315
5.30%, 05/30/2013	1,600	1,658
7.75%, 01/20/2011	2,000	2,105
Tanger Properties, LP
6.15%, 11/15/2015	6,265	5,938
United Dominion Realty Trust
5.00%, 01/15/2012	8,847	8,990
WEA Finance LLC / WCI Finance LLC
5.40%, 10/01/2012 -144A	11,500	11,886
Real Estate Management & Development - 1.0%
Post Apartment Homes, LP
5.45%, 06/01/2012	7,450	7,409
7.70%, 12/20/2010	5,000	5,152
Road & Rail - 1.1%
CSX Corp.
6.75%, 03/15/2011	6,580	7,000
Union Pacific Corp.
3.63%, 06/01/2010	5,030	5,108
6.13%, 01/15/2012	2,000	2,153
Specialty Retail - 0.1%
Staples, Inc.
7.75%, 04/01/2011	1,500	1,612
Trading Companies & Distributors - 1.0%
GATX Corp.
4.75%, 10/01/2012	12,390	12,620
Transportation Infrastructure - 0.9%
Erac USA Finance Co.
5.80%, 10/15/2012 -144A	3,000	3,169
7.95%, 12/15/2009 -144A	6,875	6,916
8.00%, 01/15/2011 -144A	1,722	1,811
Wireless Telecommunication Services - 0.4%
Vodafone Group PLC
7.75%, 02/15/2010	5,000	5,099
Total Corporate Debt Securities (cost $964,640)		1,001,035

REPURCHASE AGREEMENT - 1.4%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $18,897 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/25/2024, and with a total value of $19,277.	18,897	18,897
Total Repurchase Agreement (cost $18,897)

	Shares
SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	1,553,930	1,554
Total Securities Lending Collateral (cost $1,554)

Total Investment Securities (cost $1,256,772) #		1,302,100
Other Assets and Liabilities - Net		15,569

Net Assets		$1,317,669

FUTURES CONTRACTS: (a)

Description	Contracts Г	Expiration Date	Net Unrealized (Depreciation)
5-Year U.S. Treasury Note	(450)	12/31/2009	$(801)

The notes to the financial statements are an integral part of this report.

55

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

Ž                    The security has a perpetual maturity. The date shown is the next call date.

■                    Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.

Λ                   All or a portion of this security is on loan. The value of all securities on loan is $1,522.

Ə                  Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $5,612, or 0.4% of the fund’s net assets.

Ђ                  Step bond. Interest rate may increase or decrease as the credit rating changes.

*                     Floating or variable rate note. Rate is listed as of 10/31/2009.

▲                Rate shown reflects the yield at 10/31/2009.

Г                   Contract amounts are not in thousands.

(a)             Cash in the amount of $1,237 has been segregated with the broker to cover margin requirements for the open future contract.

#                     Aggregate cost for federal income tax purposes is $1,256,772. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $47,740 and $2,412, respectively. Net unrealized appreciation for tax purposes is $45,328.

DEFINITIONS:

144A                            144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $372,132, or 28.24%, of the fund’s net assets.

AUD                               Australian Dollar

REMIC                 Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Asset-Backed Security	$—	$27,727	$—	$27,727
Fixed Income - Consumer Discretionary	—	112,953	—	112,953
Fixed Income - Consumer Staples	—	76,448	—	76,448
Fixed Income - Energy	—	132,739	—	132,739
Fixed Income - Financials	—	371,611	—	371,611
Fixed Income - Foreign Government Obligation	—	12,328	—	12,328
Fixed Income - Industrials	—	90,716	—	90,716
Fixed Income - Information Technology	—	30,510	—	30,510
Fixed Income - Materials	—	120,065	—	120,065
Fixed Income - Mortgage-Backed Security	—	151,472	—	151,472
Fixed Income - Telecommunication Services	—	29,447	—	29,447
Fixed Income - U.S. Government Agency Obligation	—	89,087	—	89,087
Fixed Income - Utilities	—	36,546	—	36,546
Cash & Cash Equivalent - Repurchase Agreement	—	18,897	—	18,897
Cash & Cash Equivalent - Securities Lending Collateral	1,554	—	—	1,554
Total	$1,554	$1,300,546	$—	$1,302,100

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Futures Contracts	$—	$(801)	$—	$(801)

* Other Financial Instruments are derivative instruments. Futures Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

56

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 93.9%
Airlines - 1.4%
Continental Airlines, Inc. -Class B ‡	435,400	$5,007
Capital Markets - 3.5%
Cohen & Steers, Inc. Λ	264,625	5,115
Raymond James Financial, Inc. Λ	320,800	7,574
Chemicals - 5.8%
FMC Corp.	104,495	5,340
Intrepid Potash, Inc. ‡Λ	312,400	8,048
Terra Industries, Inc.	233,031	7,403
Commercial Banks - 6.5%
Bank of Hawaii Corp.	206,300	9,160
City National Corp. Λ	224,050	8,440
SVB Financial Group ‡	143,300	5,911
Communications Equipment - 5.4%
Arris Group, Inc. ‡	729,580	7,485
Brocade Communications Systems, Inc. ‡	797,355	6,841
Harmonic Lightwaves, Inc. ‡	987,152	5,183
Diversified Consumer Services - 1.8%
Sotheby’s	420,950	6,676
Electric Utilities - 3.5%
ITC Holdings Corp.	96,475	4,285
NV Energy, Inc.	400,700	4,593
Portland General Electric Co.	211,410	3,930
Electrical Equipment - 4.6%
General Cable Corp. ‡	280,525	8,736
Woodward Governor Co.	333,945	7,851
Energy Equipment & Services - 2.8%
Oil States International, Inc. ‡	144,815	4,987
Superior Energy Services, Inc. ‡	246,585	5,329
Health Care Equipment & Supplies - 5.6%
Cooper Cos., Inc.	240,200	6,728
Hologic, Inc. ‡	432,000	6,385
West Pharmaceutical Services, Inc.	177,995	7,026
Health Care Providers & Services - 2.0%
Mednax, Inc. ‡	137,000	7,113
Health Care Technology - 2.2%
Allscripts-Misys Healthcare Solutions, Inc. ‡	417,860	8,148
Hotels, Restaurants & Leisure - 1.4%
Cheesecake Factory, Inc. ‡	283,415	5,152
Household Durables - 2.3%
Tupperware Brands Corp.	181,575	8,174
Insurance - 4.4%
HCC Insurance Holdings, Inc.	306,210	8,081
PartnerRe, Ltd.	104,870	8,020
Leisure Equipment & Products - 1.8%
Pool Corp. Λ	339,000	6,638
Life Sciences Tools & Services - 2.5%
Charles River Laboratories International, Inc. ‡	248,580	9,078
Machinery - 4.8%
Harsco Corp.	212,410	6,688
Manitowoc Co., Inc.	575,250	5,258
Watts Water Technologies, Inc. -Class A	201,435	5,691
Media - 1.6%
Lamar Advertising Co. -Class A ‡Λ	231,715	5,631
Metals & Mining - 3.2%
AK Steel Holding Corp.	318,900	5,061
Reliance Steel & Aluminum Co.	183,425	6,691
Multiline Retail - 1.7%
Saks, Inc. ‡ Λ	1,103,325	6,190
Oil, Gas & Consumable Fuels - 2.7%
Comstock Resources, Inc. ‡	238,700	9,808
Professional Services - 2.1%
Manpower, Inc.	157,500	7,467
Real Estate Investment Trusts - 7.2%
BioMed Realty Trust, Inc.	390,000	5,292
Douglas Emmett, Inc.	410,000	4,838
Kilroy Realty Corp.	279,955	7,732
Omega Healthcare Investors, Inc.	534,600	8,106
Real Estate Management & Development - 4.0%
Jones Lang Lasalle, Inc. Λ	181,410	8,499
St. Joe Co. ‡	250,255	5,991
Road & Rail - 3.1%
Kansas City Southern ‡	469,785	11,383
Software - 1.1%
THQ, Inc. ‡	781,000	4,085
Specialty Retail - 1.8%
Childrens Place Retail Stores, Inc. ‡	208,050	6,543
Trading Companies & Distributors - 3.1%
Beacon Roofing Supply, Inc. ‡	366,920	5,269
WESCO International, Inc. ‡	238,740	6,102
Total Common Stocks (cost $298,271)		340,762

Principal
REPURCHASE AGREEMENT - 6.0%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $21,689 on 11/02/2009. Collateralized by a U.S. Government Obligation, zero coupon due 04/08/2010, and with a value of $22,125.	$21,689	21,689
Total Repurchase Agreement (cost $21,689)

	Shares
SECURITIES LENDING COLLATERAL - 5.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	20,574,293	20,574
Total Securities Lending Collateral (cost $20,574)

Total Investment Securities (cost $340,534) #		383,025
Other Assets and Liabilities - Net		(20,177)

Net Assets		$362,848

The notes to the financial statements are an integral part of this report.

57

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $20,085.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $340,654. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $58,925 and $16,554, respectively. Net unrealized appreciation for tax purposes is $42,371.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$45,004	$—	$—	$45,004
Equities - Energy	20,124	—	—	20,124
Equities - Financials	92,759	—	—	92,759
Equities - Health Care	44,478	—	—	44,478
Equities - Industrials	69,452	—	—	69,452
Equities - Information Technology	23,594	—	—	23,594
Equities - Materials	32,543	—	—	32,543
Equities - Utilities	12,808	—	—	12,808
Cash & Cash Equivalent - Repurchase Agreement	—	21,689	—	21,689
Cash & Cash Equivalent - Securities Lending Collateral	20,574	—	—	20,574
Total	$361,336	$21,689	$—	$383,025

The notes to the financial statements are an integral part of this report.

58

Transamerica Templeton Global

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.6%
Australia - 1.2%
Alumina, Ltd. ‡	96,049	$141
Brambles, Ltd.	55,748	351
National Australia Bank, Ltd.	28,826	762
Austria - 0.7%
Telekom Austria AG	41,880	686
Brazil - 1.4%
Empresa Brasileira de Aeronautica SA ADR ‡	25,360	514
Petroleo Brasileiro SA -Class A ADR	13,480	541
Vale SA -Class B ADR	15,230	388
China - 0.3%
China Telecom Corp., Ltd.	670,000	296
Denmark - 0.3%
Vestas Wind Systems A/S ‡	3,900	274
France - 6.9%
Accor SA	7,040	337
AXA SA	36,800	915
France Telecom SA	47,180	1,169
GDF Suez	14,448	604
Michelin -Class B	10,407	771
Sanofi-Aventis SA	16,139	1,183
Total SA	21,742	1,301
Vivendi	26,410	733
Germany - 6.6%
Bayerische Motoren Werke AG	15,120	740
Celesio AG	19,660	487
Deutsche Post AG	42,130	713
E.ON AG ADR	24,540	942
Merck KGaA	7,380	694
Muenchener Rueckversicherungs AG	5,590	884
Rhoen Klinikum AG	14,942	363
SAP AG	17,410	789
Siemens AG	11,760	1,062
Hong Kong - 1.0%
Cheung Kong Holdings, Ltd.	47,000	600
Hutchison Whampoa, Ltd.	59,000	414
Ireland - 0.5%
CRH PLC	22,201	543
Israel - 1.6%
Check Point Software Technologies ‡	20,690	643
Teva Pharmaceutical Industries, Ltd. ADR	19,490	984
Italy - 1.3%
Autogrill SpA ‡	32,781	369
ENI SpA ADR	12,195	604
UniCredit SpA ‡	101,510	340
Japan - 3.4%
Fujifilm Holdings Corp.	16,700	476
Konica Minolta Holdings, Inc.	54,500	512
Mabuchi Motor Co., Ltd.	6,300	301
Nintendo Co., Ltd.	2,200	552
Sony Corp. ADR	10,560	310
Takeda Pharmaceutical Co., Ltd.	8,300	332
Toyota Motor Corp.	13,100	517
USS Co., Ltd.	7,410	448
Korea, Republic of - 1.6%
KB Financial Group, Inc. ADR ‡	11,523	547
Samsung Electronics Co., Ltd. -144A GDR	3,430	1,044
Netherlands - 2.4%
Akzo Nobel NV	8,450	499
ING Groep NV ADR ‡	9,330	120
ING Groep NV ‡	32,710	426
Koninklijke Philips Electronics NV	33,360	839
Randstad Holding NV ‡	7,050	267
Reed Elsevier NV	26,984	314
Norway - 1.8%
Aker Solutions ASA	17,210	207
Statoil ASA	19,400	457
Telenor ASA ‡	88,850	1,146
Singapore - 2.1%
DBS Group Holdings, Ltd.	97,400	891
Flextronics International, Ltd. ‡	61,830	401
Singapore Telecommunications, Ltd.	378,000	784
South Africa - 0.6%
Sasol, Ltd. ADR	16,850	630
Spain - 2.6%
Banco Santander SA	25,719	414
Iberdrola SA	62,199	563
Telefonica SA	57,454	1,605
Sweden - 1.0%
Nordea Bank AB	67,010	716
Telefonaktiebolaget LM Ericsson -Class B	29,030	303
Switzerland - 6.4%
ACE, Ltd. ‡	18,590	955
Adecco SA	12,770	571
Lonza Group AG	7,370	573
Nestle SA ADR	24,375	1,134
Novartis AG ADR	16,740	869
Roche Holding AG ADR	26,260	1,585
Swiss Reinsurance Co., Ltd.	11,470	467
UBS AG ‡	15,765	263
Taiwan - 0.8%
Lite-On Technology Corp. GDR	22,526	302
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	51,164	488
Turkey - 0.8%
Turkcell Iletisim Hizmet AS ADR	47,270	777
United Kingdom - 12.0%
Aviva PLC	92,990	581
BAE Systems PLC	112,160	576
BP PLC ADR	18,170	1,029
British Sky Broadcasting Group PLC	79,790	695
Cadbury PLC	27,958	353
Compass Group PLC	67,220	426
GlaxoSmithKline PLC	44,309	909
Group 4 Securicor PLC	161,830	669
HSBC Holdings PLC	39,039	445
Kingfisher PLC ADR	147,110	624
Pearson PLC	31,090	423
Rexam PLC	136,330	617
Rolls-Royce Group PLC -Class C §‡Ə	4,657,860	8
Rolls-Royce Group PLC ‡	77,631	573
Royal Dutch Shell PLC -Class B	29,130	839
Tesco PLC	103,780	692
Unilever PLC	34,487	1,031
Vodafone Group PLC	618,342	1,363
Wolseley PLC ‡	14,163	286
United States - 40.3%
Amazon.com, Inc. ‡	28,490	3,385
Anadarko Petroleum Corp.	16,865	1,027
Apple, Inc. ‡	15,575	2,936
Automatic Data Processing, Inc.	23,330	929
BorgWarner, Inc.	37,300	1,131
Caterpillar, Inc.	17,695	974
Charles Schwab Corp.	77,280	1,340
Cisco Systems, Inc. ‡	50,000	1,142
Ecolab, Inc.	31,500	1,385
Emerson Electric Co.	34,285	1,294
EOG Resources, Inc.	10,490	857
Expeditors International of Washington, Inc.	23,076	744
Gilead Sciences, Inc. ‡	19,555	832
Google, Inc. -Class A ‡	5,000	2,681
Intel Corp.	22,515	430

The notes to the financial statements are an integral part of this report.

59

	Shares	Value
United States (continued)
International Business Machines Corp.	10,480	$1,264
Intuitive Surgical, Inc. ‡	1,690	416
Jacobs Engineering Group, Inc. ‡	21,335	902
Johnson Controls, Inc.	75,000	1,794
Microsoft Corp.	39,690	1,101
Monsanto Co.	10,660	716
PACCAR, Inc.	36,000	1,347
Palm, Inc. ‡	14,730	171
Praxair, Inc.	24,700	1,962
priceline.com, Inc. ‡	3,855	608
QUALCOMM, Inc.	20,885	865
Sigma-Aldrich Corp.	36,000	1,869
T. Rowe Price Group, Inc.	30,000	1,462
Union Pacific Corp.	15,090	832
Wal-Mart Stores, Inc.	15,985	794
Walt Disney Co.	38,000	1,040
Wells Fargo & Co.	69,780	1,920
Yum! Brands, Inc.	18,595	613
Total Common Stocks (cost $101,870)		98,644

	Principal
REPURCHASE AGREEMENTS - 1.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $1,669 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a total value of $1,707.	$1,669	1,669
Total Repurchase Agreements (cost $1,669)

Total Investment Securities (cost $103,539) #		100,313
Other Assets and Liabilities - Net		725

Net Assets		$101,038

	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY (unaudited):
Oil, Gas & Consumable Fuels	7.3%	$7,285
Pharmaceuticals	6.5	6,556
Chemicals	6.4	6,431
Commercial Banks	6.0	6,035
Diversified Telecommunication Services	5.7	5,686
Computers & Peripherals	4.5	4,502
Internet & Catalog Retail	4.0	3,993
Insurance	3.8	3,802
Auto Components	3.7	3,696
Media	3.2	3,205
Software	3.1	3,085
Capital Markets	3.1	3,065
Internet Software & Services	2.7	2,681
Food Products	2.5	2,518
Communications Equipment	2.5	2,481
Machinery	2.3	2,321
Industrial Conglomerates	2.3	2,315
Wireless Telecommunication Services	2.2	2,140
Semiconductors & Semiconductor Equipment	2.0	1,962
Hotels, Restaurants & Leisure	1.7	1,745
Aerospace & Defense	1.7	1,671
Electrical Equipment	1.6	1,568
Electric Utilities	1.5	1,505
Food & Staples Retailing	1.5	1,486
Air Freight & Logistics	1.4	1,457
Automobiles	1.2	1,257

The notes to the financial statements are an integral part of this report.

60

(all amounts in thousands)

	Percentage of Total Investments	Value
INVESTMENTS BY INDUSTRY (unaudited) (continued):
Electronic Equipment & Instruments	1.2%	$1,178
Specialty Retail	1.0	1,072
Commercial Services & Supplies	1.0	1,020
IT Services	0.9	929
Construction & Engineering	0.9	902
Health Care Providers & Services	0.9	850
Professional Services	0.8	838
Biotechnology	0.8	832
Road & Rail	0.8	832
Containers & Packaging	0.6	617
Multi-Utilities	0.6	604
Real Estate Management & Development	0.6	600
Life Sciences Tools & Services	0.6	573
Diversified Financial Services	0.5	546
Construction Materials	0.5	543
Metals & Mining	0.5	529
Office Electronics	0.5	512
Health Care Equipment & Supplies	0.4	416
Household Durables	0.3	310
Trading Companies & Distributors	0.3	286
Energy Equipment & Services	0.2	207
Investment Securities, at Value	98.3	98,644
Short-Term Investments	1.7	1,669
Total Investments	100.0%	$100,313

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
§	Illiquid. This security aggregated $8, or 0.01%, of the Fund’s net assets.
♦	Value is less than $1.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security aggregated to $8, or 0.01% of the fund’s net assets.
#

Aggregate cost for federal income tax purposes is $104,612. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $8,751 and $13,050, respectively. Net unrealized depreciation for tax purposes is $4,299.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $1,044, or 1.03%, of the fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$9,056	$6,223	$—	$15,279
Equities - Consumer Staples	1,928	2,076	—	4,004
Equities - Energy	5,527	1,965	—	7,492
Equities - Financials	6,361	7,687	—	14,048
Equities - Health Care	3,102	6,126	—	9,228
Equities - Industrials	7,445	5,757	8	13,210
Equities - Information Technology	12,487	3,976	—	16,463
Equities - Materials	6,321	1,800	—	8,121
Equities - Telecommunication Services	1,641	7,048	—	8,689
Equities - Utilities	942	1,168	—	2,110
Cash & Cash Equivalent - Repurchase Agreement	—	1,669	—	1,669
Total	$54,810	$45,495	$8	$100,313

Level 3 Rollforward

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Change In Unrealized Appreciation/(Depreciation)		Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Foreign Equity - Industrials	$—	$—	$—	$—	$	♦	$8	$8

The notes to the financial statements are an integral part of this report.

61

Transamerica Value Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 0.6%
U.S. Treasury Bond
4.25%, 05/15/2039	$35	$35
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029	121	130
Total U.S. Government Obligations (cost $158)		165

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.6%
Fannie Mae
5.00%, 05/01/2018- 03/01/2036	480	500
5.50%, 07/01/2019- 01/01/2038	164	174
6.00%, 08/01/2036- 12/01/2037	571	609
Freddie Mac
5.00%, 04/01/2018- 10/15/2030	184	195
5.49%, 09/01/2037 *	197	208
5.50%, 09/01/2018- 11/01/2018	116	126
Total U.S. Government Agency Obligations (cost $1,733)		1,812

MORTGAGE-BACKED SECURITIES - 4.6%
American Tower Trust
Series 2007-1A, Class C
5.62%, 04/15/2037 -144A	155	155
BCAP LLC Trust
Series 2009-RR10, Class 2A1
4.92%, 08/26/2035 -144A Ə *	78	75
Series 2009-RR3, Class 2A1
5.65%, 05/26/2037 -144A	46	44
Series 2009-RR6, Class 2A1
5.36%, 08/26/2035 -144A	51	49
Crown Castle Towers LLC
Series 2006-1A, Class AFX
5.24%, 11/15/2036 -144A	115	116
Jefferies & Co., Inc.
Series 2009-R2, Class 2A
6.55%, 12/26/2037 -144A	52	49
Series 2009-R7, Class 10A3
6.00%, 12/26/2036 -144A	48	46
Series 2009-R7, Class 12A1
5.50%, 08/26/2036 -144A	54	51
Series 2009-R7, Class 1A1
5.59%, 02/26/2036 -144A	81	77
Series 2009-R7, Class 4A1
3.74%, 09/26/2034 -144A *	74	70
Series 2009-R9, Class 1A1
5.84%, 08/26/2046 -144A	55	53
JP Morgan Re-REMIC
Series 2009-7, Class 8A1
5.82%, 01/27/2047 -144A	53	52
Small Business Adminstration Trust
Series 2006-1A, Class A
5.31%, 11/15/2036 -144A	150	150
WaMu Mortgage Pass Through Certificates
Series 2003-S9, Class A6
5.25%, 10/25/2033	110	110
Wells Fargo Mortgage Backed Securities Trust
Series 2003-G, Class A1
4.10%, 06/25/2033 *	83	81
Series 2003-L, Class 1A2
4.56%, 11/25/2033 *	78	77
Total Mortgage-Backed Securities (cost $1,226)		1,255

ASSET-BACKED SECURITIES - 0.5%
American Airlines Pass-Through Trust
Series 2001-2, Class A-2
7.86%, 10/01/2011	55	55
Delta Air Lines, Inc.
Series 2000-1, Class A-2
7.57%, 05/18/2012	85	85
Total Asset-Backed Securities (cost $141)		140

MUNICIPAL GOVERNMENT OBLIGATION - 0.2%
Metropolitan Transportation Authority
7.34%, 11/15/2039	51	61
Total Municipal Government Obligation (cost $51)

CORPORATE DEBT SECURITIES - 25.8%
Airlines - 0.4%
Continental Airlines, Inc.
7.49%, 10/02/2010	75	74
9.00%, 07/08/2016	35	37
Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc.
8.20%, 01/15/2039 -144A	80	101
Building Products - 0.4%
Holcim Capital Corp., Ltd.
6.88%, 09/29/2039 -144A	51	53
Voto-Votorantim Overseas Trading Operations NV
6.63%, 09/25/2019 -144A	55	53
Capital Markets - 1.3%
Goldman Sachs Group, Inc.
0.74%, 03/22/2016 *	120	110
Macquarie Group, Ltd.
7.63%, 08/13/2019 -144A	115	128
Raymond James Financial, Inc.
8.60%, 08/15/2019	105	114
Chemicals - 1.3%
Chevron Phillips Chemical Co. LLC
8.25%, 06/15/2019 -144A	50	59
Cytec Industries, Inc.
8.95%, 07/01/2017	50	59
Dow Chemical Co.
8.55%, 05/15/2019	115	130
Nalco Co.
8.25%, 05/15/2017 -144A	52	55
Yara International ASA
7.88%, 06/11/2019 -144A	55	63
Commercial Banks - 2.1%
Barclays Bank PLC
10.18%, 06/12/2021 -144A	96	126
National City Bank/Cleveland OH
0.65%, 12/15/2016 *	135	113
State Street Capital Trust IV
1.30%, 06/15/2037 *	173	116
Wells Fargo Capital XIII
7.70%, 03/26/2013 ■Ž	115	107
ZFS Finance USA Trust II
6.45%, 06/15/2016 -144A ■	130	117
Commercial Services & Supplies - 0.3%
Hertz Corp.
8.88%, 01/01/2014	75	76

The notes to the financial statements are an integral part of this report.

62

	Principal	Value
Construction Materials - 0.4%
CRH America, Inc.
5.30%, 10/15/2013	$100	$104
Consumer Finance - 0.3%
Discover Financial Services
0.83%, 06/11/2010 *	95	94
Containers & Packaging - 0.6%
Graphic Packaging International, Inc.
9.50%, 06/15/2017 -144A	58	61
Rexam PLC
6.75%, 06/01/2013 -144A	95	101
Diversified Financial Services - 3.7%
Bank of America Corp.
0.58%, 06/15/2016 *	205	181
Citigroup, Inc.
6.13%, 05/15/2018	107	108
General Electric Capital Corp.
6.00%, 08/07/2019	70	74
Glencore Funding LLC
6.00%, 04/15/2014 -144A	80	78
Harley-Davidson Funding Corp.
5.25%, 12/15/2012 -144A	110	111
Hyundai Capital Services, Inc.
6.00%, 05/05/2015 -144A	98	98
JPMorgan Chase Capital XXVII
7.00%, 11/01/2039	65	65
Lukoil International Finance BV
6.38%, 11/05/2014 -144A	105	105
Pemex Finance, Ltd.
9.03%, 02/15/2011	49	50
Rabobank Nederland NV
11.00%, 06/30/2019 144A ■Ž	95	120
Electric Utilities - 0.4%
KCP&L Greater Missouri Operations Co.
11.88%, 07/01/2012 Ђ	87	101
Electronic Equipment & Instruments - 0.4%
Tyco Electronics Group SA
6.00%, 10/01/2012	110	117
Energy Equipment & Services - 0.3%
Weatherford International, Ltd.
7.00%, 03/15/2038	80	82
Food & Staples Retailing - 0.6%
Ingles Markets, Inc.
8.88%, 05/15/2017	55	56
Stater Brothers Holdings, Inc.
8.13%, 06/15/2012	100	101
Food Products - 0.8%
Lorillard Tobacco Co.
8.13%, 06/23/2019	47	52
M-Foods Holdings, Inc.
9.75%, 10/01/2013 -144A	67	69
Michael Foods, Inc.
8.00%, 11/15/2013	90	92
Gas Utilities - 0.6%
DCP Midstream LLC
9.75%, 03/15/2019 -144A	60	72
EQT Corp.
8.13%, 06/01/2019	75	86
Hotels, Restaurants & Leisure - 0.6%
International Game Technology
7.50%, 06/15/2019	100	110
Royal Caribbean Cruises, Ltd.
8.75%, 02/02/2011	70	71
Household Durables - 0.4%
Whirlpool Corp.
8.00%, 05/01/2012	102	111
Insurance - 0.5%
American Financial Group, Inc.
9.88%, 06/15/2019	52	59
Oil Insurance, Ltd.
7.56%, 06/30/2011 -144A ■Ž	120	85
Leisure Equipment & Products - 0.4%
Hasbro, Inc.
6.30%, 09/15/2017	115	124
Metals & Mining - 1.7%
Anglo American Capital PLC
9.38%, 04/08/2019 -144A	106	129
ArcelorMittal
5.38%, 06/01/2013	130	134
Rio Tinto Finance USA, Ltd.
9.00%, 05/01/2019	100	124
Xstrata Canada Corp.
7.35%, 06/05/2012	55	59
Multiline Retail - 0.4%
Best Buy Co., Inc.
6.75%, 07/15/2013	100	107
Multi-Utilities - 0.7%
Black Hills Corp.
9.00%, 05/15/2014	55	63
Sempra Energy
9.80%, 02/15/2019	105	134
Oil, Gas & Consumable Fuels - 2.1%
Enbridge Energy Partners, LP
9.88%, 03/01/2019	75	95
GAZ Capital SA
8.13%, 07/31/2014 -144A	100	105
Petrobras International Finance Co.
5.75%, 01/20/2020	105	105
Petrohawk Energy Corp.
9.13%, 07/15/2013	100	104
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A	53	60
Ras Laffan Liquefied Natural Gas Co., Ltd. III
6.75%, 09/30/2019 -144A	115	126
Paper & Forest Products - 1.0%
Celulosa Arauco y Constitucion SA
8.63%, 08/15/2010	171	179
Weyerhaeuser Co.
6.75%, 03/15/2012	100	105
Real Estate Investment Trusts - 2.9%
Boston Properties, LP
5.88%, 10/15/2019	110	111
Dexus Property Group
7.13%, 10/15/2014 -144A	72	73
Duke Realty, LP
7.38%, 02/15/2015	90	95
Healthcare Realty Trust, Inc.
8.13%, 05/01/2011	100	105
Host Hotels & Resorts, LP
7.00%, 08/15/2012	55	55
PPF Funding, Inc.
5.35%, 04/15/2012 -144A	130	114
Simon Property Group, LP
10.35%, 04/01/2019	95	119
WEA Finance LLC/WT Finance Aust Pty, Ltd.
6.75%, 09/02/2019 -144A	107	109

The notes to the financial statements are an integral part of this report.

63

(all amounts except share amounts in thousands)

	Principal	Value
Real Estate Management & Development - 0.4%
Post Apartment Homes, LP
5.45%, 06/01/2012	$20	$20
6.30%, 06/01/2013	91	91
Transportation Infrastructure - 0.4%
Erac USA Finance Co.
8.00%, 01/15/2011 -144A	105	110
Total Corporate Debt Securities (cost $6,546)		7,060

	Shares
COMMON STOCKS - 61.6%
Aerospace & Defense - 1.6%
Precision Castparts Corp.	4,520	432
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. -Class B	3,200	172
Auto Components - 2.0%
BorgWarner, Inc.	18,153	550
Automobiles - 1.6%
Harley-Davidson, Inc.	17,940	447
Capital Markets - 5.7%
BlackRock, Inc. -Class A	2,910	630
Blackstone Group, LP	30,505	409
Credit Suisse Group AG ADR	10,060	536
Chemicals - 2.1%
Praxair, Inc.	7,200	572
Commercial Banks - 1.7%
SunTrust Banks, Inc.	23,910	457
Communications Equipment - 1.6%
QUALCOMM, Inc.	10,780	446
Computers & Peripherals - 3.9%
Apple, Inc. ‡	2,975	561
International Business Machines Corp.	4,270	515
Construction & Engineering - 1.4%
Jacobs Engineering Group, Inc. ‡	9,358	396
Diversified Financial Services - 2.1%
JPMorgan Chase & Co.	13,573	567
Electrical Equipment - 1.4%
Cooper Industries PLC -Class A	9,995	387
Electronic Equipment & Instruments - 1.1%
Tyco Electronics, Ltd.	13,700	291
Health Care Equipment & Supplies - 0.9%
Becton Dickinson and Co.	3,593	246
Health Care Providers & Services - 2.2%
Community Health Systems, Inc. ‡	19,205	601
IT Services - 0.6%
Automatic Data Processing, Inc.	4,000	159
Machinery - 1.8%
Caterpillar, Inc.	9,060	499
Media - 2.0%
Walt Disney Co.	19,600	536
Metals & Mining - 1.7%
Vale SA -Class B ADR	18,500	472
Multiline Retail - 1.3%
Target Corp.	7,385	358
Oil, Gas & Consumable Fuels - 6.8%
Anadarko Petroleum Corp.	11,000	671
Exxon Mobil Corp.	7,900	566
XTO Energy, Inc.	15,000	623
Paper & Forest Products - 2.1%
Weyerhaeuser Co.	15,615	567
Pharmaceuticals - 3.3%
Roche Holding AG ADR	8,420	336
Teva Pharmaceutical Industries, Ltd. ADR	11,115	560
Professional Services - 1.7%
Robert Half International, Inc.	20,530	476
Road & Rail - 2.4%
Union Pacific Corp.	11,400	628
Software - 3.8%
Microsoft Corp.	20,300	563
Oracle Corp.	22,880	483
Specialty Retail - 3.5%
Gap, Inc.	24,790	529
Home Depot, Inc.	15,500	389
Textiles, Apparel & Luxury Goods - 0.7%
Nike, Inc. -Class B	3,100	193
Total Common Stocks (cost $14,534)		16,823

	Principal
REPURCHASE AGREEMENT - 0.2%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $59 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $64.	$59	59
Total Repurchase Agreement (cost $59)

Total Investment Securities (cost $24,448) #		27,375
Other Assets and Liabilities - Net		(30)

Net Assets		$27,345

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $75, or 0.3% of the Fund’s net assets.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
*	Floating or variable rate note. Rate is listed as of 10/31/2009.
#

Aggregate cost for federal income tax purposes is $24,113. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $3,864 and $602, respectively. Net unrealized appreciation for tax purposes is $3,262.

The notes to the financial statements are an integral part of this report.

64

(all amounts in thousands)

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $3,468, or 12.68%, of the Fund’s net assets.

ADR	American Depositary Receipt
REMIC	Real Estate Mortgage Investment Conduits (consist of a fixed pool of mortgages broken apart and marketed to investors as individual securities).

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$3,002	$—	$—	$3,002
Equities - Energy	1,860	—	—	1,860
Equities - Financials	2,599	—	—	2,599
Equities - Health Care	1,743	—	—	1,743
Equities - Industrials	2,990	—	—	2,990
Equities - Information Technology	2,572	—	—	2,572
Equities - Materials	1,611	—	—	1,611
Equities - Telecommunication Services	446	—	—	446
Fixed Income - Asset-Backed Security	—	140	—	140
Fixed Income - Consumer Discretionary	—	560	—	560
Fixed Income - Consumer Staples	—	620	—	620
Fixed Income - Energy	—	749	—	749
Fixed Income - Financials	—	3,050	—	3,050
Fixed Income - Industrials	—	382	—	382
Fixed Income - Information Technology	—	117	—	117
Fixed Income - Materials	—	1,198	—	1,198
Fixed Income - Mortgage-Backed Security	—	1,255	—	1,255
Fixed Income - Municipal Government Obligation	—	61	—	61
Fixed Income - U.S. Government Agency Obligation	—	1,812	—	1,812
Fixed Income - U.S. Government Obligation	—	165	—	165
Fixed Income - Utilities	—	384	—	384
Cash & Cash Equivalent - Repurchase Agreement	—	59	—	59
Total	$16,823	$10,552	$—	$27,375

The notes to the financial statements are an integral part of this report.

65

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2009

(all amounts except per share amounts in thousands)

	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity	Transamerica Flexible Income	Transamerica Growth Opportunities
Assets:
Investment securities, at value	$95,041	$56,542	$1,073,749	$177,391	$189,502
Repurchase agreement, at value	295	6,926	26,250	4,169	7,807
Foreign currency, at value	19	—	—	—	—
Receivables:
Investment securities sold	1,100	10,967	1,721	3,774	3,127
Shares of beneficial interest sold	30	15	261	1,274	100
Interest	480	424	—	2,656	—
Securities lending income (net)	—	—	1	2	10
Dividends	30	73	259	51	3
Dividend reclaims	29	—	404	—	—
Other	—	—	2,000	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	11	—
	$97,024	$74,947	$1,104,645	$189,328	$200,549
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,095	2,357	3,415	6,794	3,950
Shares of beneficial interest redeemed	60	125	828	794	36
Management and advisory fees	74	48	674	107	147
Distribution and service fees	48	11	157	25	38
Transfer agent fees	28	3	162	7	48
Administration fees	2	1	19	3	3
Other	44	54	114	34	33
Collateral for securities on loan	674	—	4,942	4,075	11,263
	2,025	2,599	10,311	11,839	15,518
Net assets	$94,999	$72,348	$1,094,334	$177,489	$185,031

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$99,968	$104,460	$1,382,771	$236,240	$225,509
Undistributed (accumulated) net investment income (loss)	69	82	2,928	1,228	(16)
Accumulated net realized gain (loss) from investments	(10,704)	(34,173)	(384,678)	(68,023)	(48,759)
Net unrealized appreciation (depreciation) on:
Investment securities	5,661	1,979	93,237	8,030	8,297
Translation of assets and liabilities denominated in foreign currencies	5	—	76	14	—
Net assets	$94,999	$72,348	$1,094,334	$177,489	$185,031
Net assets by class:
Class A	$60,279	$13,012	$292,838	$24,173	$48,788
Class B	17,787	2,370	39,699	8,161	14,067
Class C	16,933	5,780	37,225	12,978	10,774
Class I		51,186	637,103	132,177	111,402
Class T			87,469
Shares outstanding:
Class A	3,377	1,548	38,860	2,901	6,474
Class B	1,000	284	5,665	978	2,013
Class C	957	696	5,289	1,561	1,536
Class I		6,082	82,878	15,797	14,311
Class T			4,137
Net asset value per share:
Class A	$17.85	$8.41	$7.54	$8.33	$7.54
Class B	17.79	8.35	7.01	8.34	6.99
Class C	17.69	8.30	7.04	8.31	7.01
Class I		8.42	7.69	8.37	7.78
Class T			21.14
Maximum offering price per share (a)
Class A	$18.89	$8.83	$7.98	$8.75	$7.97

Investment securities, at cost	$89,380	$54,563	$980,512	$169,361	$181,205
Repurchase agreement, at cost	$295	$6,926	$26,250	$4,169	$7,807
Foreign currency, at cost	$18	$—	$—	$—	$—
Securities loaned, at value	$659	$—	$4,781	$3,993	$10,983

The notes to the financial statements are an integral part of this report.

66

	Transamerica High Yield Bond	Transamerica Legg Mason Partners All Cap	Transamerica Money Market	Transamerica Science & Technology	Transamerica Short-Term Bond
Assets:
Investment securities, at value	$561,730	$66,744	$261,562	$63,978	$1,283,203
Repurchase agreement, at value	26,956	2,073	1,143	444	18,897
Cash on deposit with broker	—	—	—	—	1,237
Receivables:
Investment securities sold	3,336	141	—	936	5,085
Shares of beneficial interest sold	986	14	568	9	21,547
Interest	12,954	—	37	—	17,287
Securities lending income (net)	23	—	—	2	2
Dividends	39	44	—	42	—
Dividend reclaims	—	15	—	—	—
Due from advisor	—	—	168	—	—
	$606,024	$69,031	$263,478	$65,411	$1,347,258
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	2,134	—	—	—	21,948
Shares of beneficial interest redeemed	380	141	744	3	1,287
Management and advisory fees	279	24	—	45	497
Distribution and service fees	45	40	116	5	319
Transfer agent fees	10	29	45	4	18
Administration fees	10	1	5	1	21
Distribution payable	—	—	22	—	3,002
Variation margin	—	—	—	—	798
Other	67	27	40	25	145
Collateral for securities on loan	31,427	—	—	—	1,554
	34,352	262	972	83	29,589
Net assets	$571,672	$68,769	$262,506	$65,328	$1,317,669

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$630,476	$75,087	$262,423	$67,374	$1,286,345
Undistributed (accumulated) net investment income (loss)	2,454	171	83	(2)	518
Accumulated net realized gain (loss) from investments	(66,754)	(8,031)	—	(12,670)	(13,718)
Net unrealized appreciation (depreciation) on:
Investment securities	5,496	1,542	—	10,626	45,328
Futures contracts	—	—	—	—	(801)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(3)
Net assets	$571,672	$68,769	$262,506	$65,328	$1,317,669
Net assets by class:
Class A	$67,290	$36,940	$146,598	$5,774	$289,879
Class B	11,898	18,510	35,612	1,588
Class C	19,548	13,319	46,177	1,500	317,130
Class I	472,936		34,119	56,466	710,660
Shares outstanding:
Class A	7,968	3,321	146,598	1,617	28,258
Class B	1,410	1,788	35,612	474
Class C	2,321	1,287	46,177	448	30,967
Class I	55,634		34,119	15,424	70,480
Net asset value per share:
Class A	$8.45	$11.12	$1.00	$3.57	$10.26
Class B	8.44	10.35	1.00	3.35
Class C	8.42	10.35	1.00	3.35	10.24
Class I	8.50		1.00	3.66	10.08
Maximum offering price per share (a)
Class A	$8.87	$11.77	$1.00	$3.78	$10.52

Investment securities, at cost	$556,234	$65,202	$261,562	$53,352	$1,237,875
Repurchase agreement, at cost	$26,956	$2,073	$1,143	$444	$18,897
Securities loaned, at value	$30,783	$—	$—	$—	$1,522

The notes to the financial statements are an integral part of this report.

67

	Transamerica Small/Mid Cap Value	Transamerica Templeton Global	Transamerica Value Balanced
Assets:
Investment securities, at value	$361,336	$98,644	$27,316
Repurchase agreement, at value	21,689	1,669	59
Foreign currency, at value	—	342	—
Receivables:
Investment securities sold	—	361	191
Shares of beneficial interest sold	2,116	5	—
Interest	—	—	145
Securities lending income (net)	10	—	—
Dividends	189	122	11
Dividend reclaims	—	205	—
	$385,340	$101,348	$27,722
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	—	8	269
Shares of beneficial interest redeemed	1,332	142	3
Management and advisory fees	261	33	22
Distribution and service fees	199	44	14
Transfer agent fees	69	48	9
Administration fees	6	2	1
Other	51	33	59
Collateral for securities on loan	20,574	—	—
	22,492	310	377
Net assets	$362,848	$101,038	$27,345

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$520,761	$384,590	$29,975
Undistributed (accumulated) net investment income (loss)	(1)	574	325
Accumulated net realized gain (loss) from investments	(200,403)	(280,922)	(5,882)
Net unrealized appreciation (depreciation) on:
Investment securities	42,491	(3,226)	2,927
Translation of assets and liabilities denominated in foreign currencies	—	22	—
Net assets	$362,848	$101,038	$27,345
Net assets by class:
Class A	$201,569	$78,387	$18,280
Class B	34,573	8,388	3,817
Class C	115,960	14,263	5,248
Class I	10,746
Shares outstanding:
Class A	13,689	3,380	1,880
Class B	2,442	384	393
Class C	8,282	660	542
Class I	725
Net asset value per share:
Class A	$14.72	$23.19	$9.73
Class B	14.16	21.84	9.70
Class C	14.00	21.62	9.69
Class I	14.82
Maximum offering price per share (a)
Class A	$15.58	$24.54	$10.30

Investment securities, at cost	$318,845	$101,870	$24,389
Repurchase agreement, at cost	$21,689	$1,669	$59
Foreign currency, at cost	$—	$340	$—
Securities loaned, at value	$20,085	$—	$—

(a) Includes the maximum selling commission (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Prospectus. Net asset value per share for Classes B, C, I, and T  shares represents offering price. The redemption price for Classes B and C shares equals net asset value less any applicable contingent deferred sales charge.

The notes to the financial statements are an integral part of this report.

68

STATEMENTS OF OPERATIONS

For the year ended October 31, 2009

(all amounts in thousands)

	Transamerica Balanced	Transamerica Convertible Securities	Transamerica Equity	Transamerica Flexible Income	Transamerica Growth Opportunities
Investment income:
Dividend income	$873	$881	$13,846	$287	$1,456
Withholding taxes on foreign dividends	—	—	(24)	(30)	(4)
Interest income	2,200	2,210	6	10,450	1
Securities lending income (net)	68	41	286	33	247
	3,141	3,132	14,114	10,740	1,700
Expenses:
Management and advisory	728	622	6,576	1,039	1,269
Distribution and service:
Class A	182	40	948	57	149
Class B	227	24	439	81	155
Class C	162	60	378	75	99
Transfer agent:
Class A	203	24	1,361	44	412
Class B	106	8	299	25	124
Class C	46	9	190	16	70
Class I		— (a)	— (a)	— (a)	— (a)
Class T			171
Printing and shareholder reports	29	18	207	32	42
Custody	24	16	82	31	21
Administration	18	16	181	29	32
Legal	3	3	29	5	5
Audit and tax	23	24	61	24	20
Trustees	2	2	20	3	3
Registration	35	34	57	37	36
Other	39	36	222	14	14
Total expenses	1,827	936	11,221	1,512	2,451
Class expense reimbursed:
Class A	—	—	(418)	—	(203)
Class B	—	—	(145)	—	(48)
Class C	—	—	(58)	—	(22)
Total expense reimbursed	—	—	(621)	—	(273)
Net expenses	1,827	936	10,600	1,512	2,178
Net investment income (loss)	1,314	2,196	3,514	9,228	(478)
Net realized gain (loss) on transactions from:
Investment securities	(10,551)	(16,800)	(229,461)	(20,030)	(15,832)
Foreign currency transactions	4	—	—	(163)	—
	(10,547)	(16,800)	(229,461)	(20,193)	(15,832)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	23,660	25,198	309,343	39,616	39,944
Translation of assets and liabilities denominated in foreign currencies	—	—	47	(33)	—
Change in unrealized appreciation (depreciation)	23,660	25,198	309,390	39,583	39,944
Net realized and unrealized gain:	13,113	8,398	79,929	19,390	24,112
Net increase In net assets resulting from operations	$14,427	$10,594	$83,443	$28,618	$23,634

The notes to the financial statements are an integral part of this report.

69

	Transamerica High Yield Bond	Transamerica Legg Mason Partners All Cap	Transamerica Money Market	Transamerica Science & Technology	Transamerica Short-Term Bond
Investment income:
Dividend income	$139	$1,542	$—	$273	$—
Withholding taxes on foreign dividends	(3)	(68)	—	—	(14)
Interest income	48,314	—	2,363	—	43,830
Securities lending income (net)	210	24	—	36	33
	48,660	1,498	2,363	309	43,849
Expenses:
Management and advisory	2,703	527	1,163	424	4,565
Distribution and service:
Class A	137	103	524	15	271
Class B	100	234	416	16	—
Class C	115	129	620	13	901
Transfer agent:
Class A	64	169	348	32	48
Class B	24	142	93	15
Class C	16	51	76	8	55
Class I	— (a)		— (a)	— (a)	— (a)
Money market guarantee insurance
Class A	—	—	46	—	—
Class B	—	—	10	—
Class C	—	—	15	—	—
Class I	—		10	—	—
Printing and shareholder reports	85	24	67	16	161
Custody	71	22	40	10	88
Administration	92	13	58	11	150
Legal	15	2	9	2	23
Audit and tax	24	20	21	21	24
Trustees	10	1	5	1	17
Registration	45	41	77	30	115
Other	25	20	15	6	10
Total expenses	3,526	1,498	3,613	620	6,428
Fund expense reimbursed:	—	—	—	—	(490)
Class expense reimbursed:
Class A	—	(114)	(763)	(22)	(72)
Class B	—	(98)	(422)	(11)	—
Class C	—	(27)	(552)	(5)	—
Class I	—		(30)	—	—
Total expense reimbursed	—	(239)	(1,767)	(38)	(562)
Net expenses	3,526	1,259	1,846	582	5,866
Net investment income (loss)	45,134	239	517	(273)	37,983
Net realized gain (loss) on transactions from:
Investment securities	(55,912)	(5,541)	—	(12,107)	2,129
Futures contracts	—	—	—	—	(1,588)
Foreign currency transactions	—	—	—	—	(14)
	(55,912)	(5,541)	—	(12,107)	527

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	183,047	12,095	—	25,657	66,035
Futures contracts	—	—	—	—	(640)
Translation of assets and liabilities denominated in foreign currencies	—	—	—	—	(5)
Change in unrealized appreciation (depreciation)	183,047	12,095	—	25,657	65,390
Net realized and unrealized gain	127,135	6,554	—	13,550	65,917
Net increase In net assets resulting from operations	$172,269	$6,793	$517	$13,277	$103,900

The notes to the financial statements are an integral part of this report.

70

	Transamerica Small/Mid Cap Value	Transamerica Templeton Global	Transamerica Value Balanced
Investment income:
Dividend income	$4,576	$2,515	$434
Withholding taxes on foreign dividends	—	(204)	(3)
Interest income	4	—	676
Securities lending income (net)	288	53	11
	4,868	2,364	1,118
Expenses:
Management and advisory	2,442	730	202
Distribution and service:
Class A	555	244	60
Class B	302	85	47
Class C	926	131	51
Transfer agent:
Class A	506	460	74
Class B	97	76	29
Class C	254	79	15
Class I	— (a)
Printing and shareholder reports	141	28	12
Custody	41	25	20
Administration	61	18	5
Legal	11	62	1
Audit and tax	23	35	28
Trustees	6	2	1
Registration	59	34	35
Reorganization	—	—	33
Other	26	63	9
Total expenses	5,450	2,072	622
Class expense reimbursed:
Class A	—	(385)	(67)
Class B	—	(67)	(27)
Class C	—	(65)	(13)
Total expense reimbursed	—	(517)	(107)
Net expenses	5,450	1,555	515
Net investment income (loss)	(582)	809	603

Net realized gain (loss) on transactions from:
Investment securities	(101,349)	(16,965)	(2,247)
Foreign currency transactions	—	9	—
	(101,349)	(16,956)	(2,247)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	110,124	31,886	4,301
Translation of assets and liabilities denominated in foreign currencies	—	31	—
Change in unrealized appreciation (depreciation)	110,124	31,917	4,301
Net realized and unrealized gain	8,775	14,961	2,054
Net increase In net assets resulting from operations	$8,193	$15,770	$2,657

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

71

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica Balanced		Transamerica Convertible Securities		Transamerica Equity
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$1,314	$1,331	$2,196	$2,392	$3,514	$2,780
Net realized gain (loss)(a)	(10,547)	6,222	(16,800)	(17,308)	(229,461)	(58,064)
Change in unrealized appreciation (depreciation)(b)	23,660	(63,988)	25,198	(55,761)	309,390	(731,286)
Net increase (decrease) in net assets resulting from operations	14,427	(56,435)	10,594	(70,677)	83,443	(786,570)

Distributions to shareholders:
From net investment income:
Class A	(1,014)	(699)	(304)	(133)	—	—
Class B	(251)	(286)	(51)	(15)	—	—
Class C	(226)	(161)	(137)	(38)	—	—
Class I	—	—	(2,142)	(1,811)	(2,946)	—
Class T	—	—			(9)	—
	(1,491)	(1,146)	(2,634)	(1,997)	(2,955)	—
From net realized gains:
Class A	(3,148)	(1,615)	—	(2,349)	—	—
Class B	(1,819)	(2,368)	—	(1,381)	—	—
Class C	(1,091)	(828)	—	(861)	—	—
Class I	—	—	—	(31,579)	—	—
	(6,058)	(4,811)	—	(36,170)	—	—
Total distributions to shareholders	(7,549)	(5,957)	(2,634)	(38,167)	(2,955)	—

Capital share transactions:
Proceeds from shares sold:
Class A	2,689	3,878	7,615	13,963	18,934	42,081
Class B	1,256	2,063	399	1,164	2,981	4,848
Class C	912	1,325	2,203	9,648	2,444	5,391
Class I	—	—	103	6,078	157,215	51,057
Class T	—	—	—	—	920	1,798
	4,857	7,266	10,320	30,853	182,494	105,175
Dividends and distributions reinvested:
Class A	3,940	2,018	227	1,721	—	—
Class B	1,971	2,440	40	1,103	—	—
Class C	1,182	879	51	599	—	—
Class I	—	—	2,142	32,781	2,946	—
Class T	—	—	—	—	9	—
	7,093	5,337	2,460	36,204	2,955	—
Cost of shares redeemed:
Class A	(12,325)	(15,261)	(7,658)	(7,685)	(65,179)	(89,748)
Class B	(7,498)	(19,396)	(1,156)	(1,659)	(10,613)	(28,453)
Class C	(4,111)	(6,156)	(4,402)	(2,109)	(14,174)	(19,902)
Class I	—	—	(47,593)	(4,311)	(67,722)	(56,853)
Class T	—	—	—	—	(11,813)	(21,752)
	(23,934)	(40,813)	(60,809)	(15,764)	(169,501)	(216,708)
Redemption fee:
Class A	—	—	—	—	—	3
	—	—	—	—	—	3
Automatic conversions:
Class A	11,140	24,175	185	645	14,302	48,320
Class B	(11,140)	(24,175)	(185)	(645)	(14,302)	(48,320)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	(11,984)	(28,210)	(48,029)	51,293	15,948	(111,530)

Net increase (decrease) in net assets	(5,106)	(90,602)	(40,069)	(57,551)	96,436	(898,100)

Net assets:
Beginning of year	$100,105	$190,707	$112,417	$169,968	$997,898	$1,895,998
End of year	$94,999	$100,105	$72,348	$112,417	$1,094,334	$997,898
Undistributed net investment income (loss)	$69	$189	$82	$520	$2,928	$2,369

The notes to the financial statements are an integral part of this report.

72

	Transamerica Balanced		Transamerica Convertible Securities		Transamerica Equity
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008

Share activity:
Shares issued:
Class A	168	168	1,041	1,322	2,948	4,098
Class B	80	93	53	111	506	511
Class C	59	60	300	939	414	552
Class I	—	—	14	509	21,289	6,453
Class T	—	—	—	—	51	64
	307	321	1,408	2,881	25,208	11,678
Shares issued-reinvested from distributions:
Class A	264	95	32	159	—	6
Class B	133	104	6	100	—	—
Class C	80	39	7	55	—	—
Class I	—	—	306	3,008	458	—
Class T	—	—	—	—	1	—
	477	238	351	3,322	459	6
Shares redeemed:
Class A	(794)	(712)	(1,046)	(784)	(10,073)	(9,119)
Class B	(490)	(893)	(160)	(168)	(1,764)	(3,011)
Class C	(269)	(289)	(607)	(235)	(2,369)	(2,172)
Class I	—	—	(6,994)	(465)	(10,523)	(7,429)
Class T	—	—	—	—	(664)	(787)
	(1,553)	(1,894)	(8,807)	(1,652)	(25,393)	(22,518)
Automatic conversions:
Class A	704	1,089	25	62	2,192	4,704
Class B	(707)	(1,096)	(25)	(62)	(2,349)	(5,003)
	(3)	(7)	—	—	(157)	(299)
Net increase (decrease) in shares outstanding:
Class A	342	640	52	759	(4,933)	(311)
Class B	(984)	(1,792)	(126)	(19)	(3,607)	(7,503)
Class C	(130)	(190)	(300)	759	(1,955)	(1,620)
Class I			(6,674)	3,052	11,224	(976)
Class T					(612)	(723)
	(772)	(1,342)	(7,048)	4,551	117	(11,133)

The notes to the financial statements are an integral part of this report.

73

	Transamerica Flexible Income		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$9,228	$19,949	$(478)	$(933)	$45,134	$37,005
Net realized gain (loss)(a)	(20,193)	(34,533)	(15,832)	(20,795)	(55,912)	(9,296)
Change in unrealized appreciation (depreciation)(b)	39,583	(26,098)	39,944	(114,155)	183,047	(173,227)
Net increase (decrease) in net assets resulting from operations	28,618	(40,682)	23,634	(135,883)	172,269	(145,518)

Distributions to shareholders:
From net investment income:
Class A	(941)	(849)	—	—	(3,588)	(2,500)
Class B	(410)	(600)	—	—	(873)	(1,008)
Class C	(384)	(386)	—	—	(961)	(574)
Class I	(7,215)	(18,830)	—	—	(40,325)	(31,427)
	(8,950)	(20,665)	—	—	(45,747)	(35,509)
Total distributions to shareholders	(8,950)	(20,665)	—	—	(45,747)	(35,509)

Capital share transactions:
Proceeds from shares sold:
Class A	10,176	3,320	4,051	3,902	47,357	10,846
Class B	2,774	1,949	1,387	2,025	4,221	1,083
Class C	16,525	2,580	1,126	1,293	18,109	736
Class I	28,190	28,018	10,374	1,984	33,691	241,102
	57,665	35,867	16,938	9,204	103,378	253,767
Dividends and distributions reinvested:
Class A	781	509	—	—	2,491	1,345
Class B	317	369	—	—	546	502
Class C	298	239	—	—	576	267
Class I	7,215	15,299	—	—	40,325	20,457
	8,611	16,416	—	—	43,938	22,571
Cost of shares redeemed:
Class A	(4,781)	(5,383)	(9,176)	(14,166)	(21,773)	(14,351)
Class B	(2,734)	(5,085)	(3,018)	(9,511)	(3,022)	(6,552)
Class C	(11,057)	(4,119)	(2,206)	(4,474)	(8,685)	(3,074)
Class I	(45,960)	(232,281)	(14)	(45,766)	(126,635)	(11,363)
	(64,532)	(246,868)	(14,414)	(73,917)	(160,115)	(35,340)
Redemption fee:
Class A	—	—	1	1	—	1
	—	—	1	1	—	1
Automatic conversions:
Class A	2,016	3,069	6,621	15,592	1,995	2,666
Class B	(2,016)	(3,069)	(6,621)	(15,592)	(1,995)	(2,666)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	1,744	(194,585)	2,525	(64,712)	(12,799)	240,999

Net increase (decrease) in net assets	21,412	(255,932)	26,159	(200,595)	113,723	59,972

Net assets:
Beginning of year	$156,077	$412,009	$158,872	$359,467	$457,949	$397,977
End of year	$177,489	$156,077	$185,031	$158,872	$571,672	$457,949
Undistributed (accumulated) net investment income (loss)	$1,083	$805	$(16)	$(17)	$2,454	$3,067

The notes to the financial statements are an integral part of this report.

74

	Transamerica Flexible Income		Transamerica Growth Opportunities		Transamerica High Yield Bond
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	1,330	359	608	427	6,660	1,223
Class B	382	214	240	235	593	112
Class C	2,105	290	186	144	2,534	82
Class I	3,765	2,984	1,484	224	4,433	27,503
	7,582	3,847	2,518	1,030	14,220	28,920
Shares issued-reinvested from distributions:
Class A	105	83	—	—	359	223
Class B	43	56	—	—	82	78
Class C	40	38	—	—	81	41
Class I	976	2,167	—	—	6,035	3,829
	1,164	2,344	—	—	6,557	4,171
Shares redeemed:
Class A	(654)	(630)	(1,404)	(1,569)	(3,199)	(1,734)
Class B	(370)	(585)	(517)	(1,105)	(432)	(787)
Class C	(1,414)	(483)	(374)	(529)	(1,154)	(380)
Class I	(6,606)	(27,886)	(2)	(5,248)	(20,679)	(1,605)
	(9,044)	(29,584)	(2,297)	(8,451)	(25,464)	(4,506)
Automatic conversions:
Class A	271	351	1,029	1,695	271	310
Class B	(271)	(351)	(1,105)	(1,809)	(271)	(310)
	—	—	(76)	(114)	—	—
Net increase (decrease) in shares outstanding:
Class A	1,052	163	233	553	4,091	22
Class B	(216)	(666)	(1,382)	(2,679)	(28)	(907)
Class C	731	(155)	(188)	(385)	1,461	(257)
Class I	(1,865)	(22,735)	1,482	(5,024)	(10,211)	29,727
	(298)	(23,393)	145	(7,535)	(4,687)	28,585

The notes to the financial statements are an integral part of this report.

75

	Transamerica Legg Mason Partners All Cap		Transamerica Money Market		Transamerica Science & Technology
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$239	$532	$517	$4,673	$(273)	$(434)
Net realized gain (loss)(a)	(5,541)	(1,842)	—	—	(12,107)	(563)
Change in unrealized appreciation (depreciation)(b)	12,095	(48,557)	—	—	25,657	(48,013)
Net increase (decrease) in net assets resulting from operations	6,793	(49,867)	517	4,673	13,277	(49,010)

Distributions to shareholders:
From net investment income:
Class A	(415)	—	(307)	(2,745)	—	—
Class B	(96)	—	(32)	(473)	—	—
Class C	(84)	—	(44)	(539)	—	—
Class I			(134)	(927)	—	—
	(595)	—	(517)	(4,684)	—	—
From net realized gains:
Class A	—	(4,246)	—	—	—	(282)
Class B	—	(7,861)	—	—	—	(157)
Class C	—	(3,130)	—	—	—	(96)
Class I			—	—	—	(2,576)
	—	(15,237)	—	—	—	(3,111)
Total distributions to shareholders	(595)	(15,237)	(517)	(4,684)	—	(3,111)

Capital share transactions:
Proceeds from shares sold:
Class A	2,244	2,542	143,852	156,262	1,498	2,918
Class B	947	1,618	27,049	36,830	210	381
Class C	954	909	52,405	72,304	344	660
Class I			17,852	25,560	364	4,896
	4,145	5,069	241,158	290,956	2,416	8,855
Dividends and distributions reinvested:
Class A	401	4,108	415	2,215	—	268
Class B	87	7,238	50	376	—	149
Class C	75	2,816	62	404	—	78
Class I			159	811	—	2,576
	563	14,162	686	3,806	—	3,071
Cost of shares redeemed:
Class A	(8,291)	(15,837)	(144,951)	(115,331)	(1,185)	(3,212)
Class B	(6,850)	(23,998)	(26,771)	(16,870)	(352)	(821)
Class C	(4,219)	(10,843)	(66,281)	(32,353)	(538)	(625)
Class I			(13,219)	(31,716)	(1,801)	(1,428)
	(19,360)	(50,678)	(251,222)	(196,270)	(3,876)	(6,086)
Redemption fee:
	—	—	—	—	—	—
Automatic conversions:
Class A	10,525	8,181	4,826	3,549	678	186
Class B	(10,525)	(8,181)	(4,826)	(3,549)	(678)	(186)
	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	(14,652)	(31,447)	(9,378)	98,492	(1,460)	5,840

Net increase (decrease) in net assets	(8,454)	(96,551)	(9,378)	98,481	11,817	(46,281)

Net assets:
Beginning of year	$77,223	$173,774	$271,884	$173,403	$53,511	$99,792
End of year	$68,769	$77,223	$262,506	$271,884	$65,328	$53,511
Undistributed (accumulated) net investment income (loss)	$171	$525	$83	$83	$(2)	$(2)

The notes to the financial statements are an integral part of this report.

76

	Transamerica Legg Mason Partners All Cap		Transamerica Money Market		Transamerica Science & Technology
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	231	183	143,852	156,265	477	616
Class B	110	128	27,049	36,830	70	92
Class C	112	73	52,405	72,304	117	154
Class I			17,852	25,560	99	1,201
	453	384	241,158	290,959	763	2,063
Shares issued-reinvested from distributions:
Class A	44	271	415	2,215	—	53
Class B	10	513	50	376	—	31
Class C	9	199	62	404	—	16
Class I			159	811	—	501
	63	983	686	3,806	—	601
Shares redeemed:
Class A	(883)	(1,145)	(144,951)	(115,331)	(419)	(774)
Class B	(798)	(1,867)	(26,771)	(16,870)	(134)	(202)
Class C	(488)	(835)	(66,281)	(32,353)	(198)	(161)
Class I			(13,219)	(31,716)	(647)	(394)
	(2,169)	(3,847)	(251,222)	(196,270)	(1,398)	(1,531)
Automatic conversions:
Class A	1,100	595	4,826	3,549	229	47
Class B	(1,180)	(641)	(4,826)	(3,549)	(243)	(50)
	(80)	(46)	—	—	(14)	(3)
Net increase (decrease) in shares outstanding:
Class A	493	(96)	4,142	46,698	287	(58)
Class B	(1,858)	(1,867)	(4,498)	16,787	(307)	(129)
Class C	(368)	(563)	(13,814)	40,355	(81)	9
Class I			4,792	(5,345)	(548)	1,308
	(1,733)	(2,526)	(9,378)	98,495	(649)	1,130

The notes to the financial statements are an integral part of this report.

77

	Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$37,983	$24,879	$(582)	$9,308	$809	$1,486
Net realized gain (loss)(a)	526	(10,141)	(101,349)	(98,519)	(16,956)	11,223
Change in unrealized appreciation (depreciation)(b)	65,391	(19,826)	110,124	(296,332)	31,917	(105,619)
Net increase (decrease) in net assets resulting from operations	103,900	(5,088)	8,193	(385,543)	15,770	(92,910)

Distributions to shareholders:
From net investment income:
Class A	(4,009)	(73)	(4,092)	(815)	(662)	(1,124)
Class B			(531)	—	—	(99)
Class C	(3,980)	(74)	(1,959)	(207)	—	(199)
Class I	(31,013)	(24,970)	(1,434)	(4,881)	—	(700)
	(39,002)	(25,117)	(8,016)	(5,903)	(662)	(2,122)
From net realized gains:
Class A	—	—	—	(12,319)	—	—
Class B			—	(5,719)	—	—
Class C	—	—	—	(7,564)	—	—
Class I	—	—	—	(50,781)		—
	—	—	—	(76,383)	—	—
Total distributions to shareholders	(39,002)	(25,117)	(8,016)	(82,286)	(662)	(2,122)

Capital share transactions:
Proceeds from shares sold:
Class A	307,854	6,797	90,888	376,986	2,261	4,616
Class B			7,452	18,229	750	1,618
Class C	316,772	8,910	34,707	111,684	591	900
Class I	225,676	34,605	25,014	40,971	—	—
	850,302	50,312	158,061	547,870	3,602	7,134
Dividends and distributions reinvested:
Class A	2,350	27	3,256	10,992	644	1,085
Class B			458	5,175	—	94
Class C	2,129	29	1,538	6,054	—	189
Class I	29,359	19,101	1,434	55,662		700
	33,838	19,157	6,686	77,883	644	2,068
Cost of shares redeemed:
Class A	(32,632)	(923)	(107,219)	(137,493)	(12,531)	(21,738)
Class B			(6,668)	(10,337)	(1,794)	(8,972)
Class C	(16,819)	(1,386)	(27,816)	(21,818)	(2,744)	(5,417)
Class I	(87,178)	(95,587)	(201,385)	(148,685)		(38,070)
	(136,629)	(97,896)	(343,088)	(318,333)	(17,069)	(74,197)
Redemption fee:
Class A	1	2	6	2	—	—
	1	2	6	2	—	—
Automatic conversions:
Class A			2,712	7,300	2,563	30,467
Class B			(2,712)	(7,300)	(2,563)	(30,467)
			—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	747,512	(28,425)	(178,335)	307,422	(12,823)	(64,995)

Net increase (decrease) in net assets	812,410	(58,630)	(178,158)	(160,407)	2,285	(160,027)

Net assets:
Beginning of year	$505,259	$563,889	$541,006	$701,413	$98,753	$258,780
End of year	$1,317,669	$505,259	$362,848	$541,006	$101,038	$98,753
Undistributed (accumulated) net investment income (loss)	$314	$1,333	$(1)	$7,851	$574	$421

The notes to the financial statements are an integral part of this report.

78

	Transamerica Short-Term Bond		Transamerica Small/Mid Cap Value		Transamerica Templeton Global
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	30,676	689	6,850	20,500	110	148
Class B			585	1,013	41	61
Class C	31,668	908	2,683	6,200	32	32
Class I	23,703	2,942	2,158	3,081		—
	86,047	4,539	12,276	30,794	183	241
Shares issued-reinvested from distributions:
Class A	233	6	287	553	34	35
Class B			42	270	—	3
Class C	212	6	142	318	—	6
Class I	3,042	2,571	126	2,787		20
	3,487	2,583	597	3,928	34	64
Shares redeemed:
Class A	(3,251)	(95)	(9,340)	(9,819)	(650)	(749)
Class B			(572)	(609)	(101)	(315)
Class C	(1,683)	(143)	(2,456)	(1,406)	(154)	(198)
Class I	(9,311)	(9,914)	(18,296)	(9,530)		(1,260)
	(14,245)	(10,152)	(30,664)	(21,364)	(905)	(2,522)
Automatic conversions:
Class A			207	385	132	1,006
Class B			(215)	(400)	(140)	(1,071)
			(8)	(15)	(8)	(65)
Net increase (decrease) in shares outstanding:
Class A	27,658	600	(1,996)	11,619	(374)	440
Class B			(161)	274	(200)	(1,322)
Class C	30,196	771	369	5,112	(122)	(160)
Class I	17,434	(4,401)	(16,011)	(3,662)		(1,240)
	75,289	(3,030)	(17,799)	13,343	(696)	(2,282)

The notes to the financial statements are an integral part of this report.

79

	Transamerica Value Balanced
	October 31, 2009	October 31, 2008
From operations:
Net investment income	$603	$1,068
Net realized gain (loss)(a)	(2,247)	(3,730)
Change in unrealized appreciation (depreciation)(b)	4,301	(14,696)
Net increase (decrease) in net assets resulting from operations	2,657	(17,358)

Distributions to shareholders:
From net investment income:
Class A	(431)	(692)
Class B	(85)	(196)
Class C	(95)	(172)
	(611)	(1,060)
From net realized gains:
Class A	—	(1,609)
Class B	—	(830)
Class C	—	(566)
	—	(3,005)
Total distributions to shareholders	(611)	(4,065)

Capital share transactions:
Proceeds from shares sold:
Class A	1,178	1,496
Class B	318	511
Class C	569	374
	2,065	2,381
Dividends and distributions reinvested:
Class A	406	2,069
Class B	79	909
Class C	89	669
	574	3,647
Cost of shares redeemed:
Class A	(5,082)	(8,353)
Class B	(1,531)	(4,161)
Class C	(1,640)	(2,846)
	(8,253)	(15,360)
Redemption fee:
Class B	—	1
	—	1
Automatic conversions:
Class A	1,707	3,193
Class B	(1,707)	(3,193)
	—	—
Net decrease in net assets resulting from capital shares transactions	(5,614)	(9,331)

Net decrease in net assets	(3,568)	(30,754)

Net assets:
Beginning of year	$30,913	$61,667
End of year	$27,345	$30,913
Undistributed net investment income (loss)	$325	$349

The notes to the financial statements are an integral part of this report.

80

	Transamerica Value Balanced
	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	135	112
Class B	37	39
Class C	67	29
	239	180
Shares issued-reinvested from distributions:
Class A	48	176
Class B	10	74
Class C	10	56
	68	306
Shares redeemed:
Class A	(594)	(713)
Class B	(180)	(351)
Class C	(193)	(243)
	(967)	(1,307)
Automatic conversions:
Class A	195	261
Class B	(196)	(262)
	(1)	(1)
Net increase (decrease) in shares outstanding:
Class A	(216)	(164)
Class B	(329)	(500)
Class C	(116)	(158)
	(661)	(822)

(a)	Net realized gain (loss) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency transactions.
(b)	Change in unrealized appreciation (depreciation) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency translation.

The notes to the financial statements are an integral part of this report.

81

FINANCIAL HIGHLIGHTS

For the periods and years ended:

For a share outstanding throughout each period

	Transamerica Balanced
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$16.44		$25.70	$22.05	$19.90	$18.53

Investment operations
Net investment income(a)	0.28		0.28	0.17	0.12	0.15
Net realized and unrealized gain (loss) on investments	2.47		(8.64)	3.62	2.12	1.41
Total from investment operations	2.75		(8.36)	3.79	2.24	1.56

Distributions
Net investment income	(0.31)		(0.24)	(0.14)	(0.09)	(0.19)
Net realized gains on investments	(1.03)		(0.66)	—	—	—
Total distributions	(1.34)		(0.90)	(0.14)	(0.09)	(0.19)

Net asset value
End of year	$17.85		$16.44	$25.70	$22.05	$19.90

Total return(b)	18.43%		(33.55)%	17.28%	11.27%	8.41%

Net assets end of year	$60,279		$49,917	$61,565	$55,547	$62,440

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.73	%(m)	1.52%	1.56%	1.58%	1.59%
Before reimbursement/fee waiver	1.73	%(m)	1.52%	1.56%	1.58%	1.59%
Net investment income, to average net assets(c)	1.72%		1.27%	0.73%	0.57%	0.75%
Portfolio turnover rate	100%		52%	52%	51%	27%

For a share outstanding throughout each period

	Transamerica Balanced
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$16.37		$25.58	$21.98	$19.88	$18.47

Investment operations
Net investment income(a)	0.16		0.13	0.04	— (d)	0.04
Net realized and unrealized gain (loss) on investments	2.45		(8.58)	3.60	2.12	1.40
Total from investment operations	2.61		(8.45)	3.64	2.12	1.44

Distributions
Net investment income	(0.17)		(0.10)	(0.04)	(0.02)	(0.03)
Net realized gains on investments	(1.03)		(0.66)	—	—	—
Total distributions	(1.20)		(0.76)	(0.04)	(0.02)	(0.03)

Net asset value
End of year	$17.79		$16.37	$25.58	$21.98	$19.88

Total return(b)	17.50%		(33.95)%	16.57%	10.65%	7.80%

Net assets end of year	$17,787		$32,469	$96,573	$118,286	$142,479

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.46	%(m)	2.15%	2.14%	2.15%	2.14%
Before reimbursement/fee waiver	2.46	%(m)	2.15%	2.14%	2.15%	2.14%
Net investment income, to average net assets(c)	1.02%		0.59%	0.15%	0.01%	0.20%
Portfolio turnover rate	100%		52%	52%	51%	27%

The notes to the financial statements are an integral part of this report.

82

For a share outstanding throughout each period

	Transamerica Balanced
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$16.30		$25.50	$21.91	$19.82	$18.45

Investment operations
Net investment income(a)	0.18		0.15	0.04	0.01	0.04
Net realized and unrealized gain (loss) on investments	2.46		(8.56)	3.59	2.10	1.41
Total from investment operations	2.64		(8.41)	3.63	2.11	1.45

Distributions
Net investment income	(0.22)		(0.13)	(0.04)	(0.02)	(0.08)
Net realized gains on investments	(1.03)		(0.66)	—	—	—
Total distributions	(1.25)		(0.79)	(0.04)	(0.02)	(0.08)

Net asset value
End of year	$17.69		$16.30	$25.50	$21.91	$19.82

Total return(b)	17.80%		(33.92)%	16.61%	10.64%	7.85%

Net assets end of year	$16,933		$17,719	$32,569	$36,750	$43,276

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.27	%(m)	2.08%	2.11%	2.12%	2.13%
Before reimbursement/fee waiver	2.27	%(m)	2.08%	2.11%	2.12%	2.13%
Net investment income, to average net assets(c)	1.15%		0.69%	0.18%	0.03%	0.21%
Portfolio turnover rate	100%		52%	52%	51%	27%

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$7.18		$15.30	$12.76	$11.56	$11.00

Investment operations
Net investment income(a)	0.17		0.13	0.10	0.07	0.20
Net realized and unrealized gain (loss) on investments	1.26		(4.92)	3.22	1.33	0.81
Total from investment operations	1.43		(4.79)	3.32	1.40	1.01

Distributions
Net investment income	(0.20)		(0.10)	(0.11)	(0.07)	(0.20)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)
Total distributions	(0.20)		(3.33)	(0.78)	(0.20)	(0.45)

Net asset value
End of year	$8.41		$7.18	$15.30	$12.76	$11.56

Total return(b)	20.42%		(38.92)%	27.41%	12.15%	9.24%

Net assets end of year	$13,012		$10,748	$11,276	$6,350	$209,374

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.50	%(n)	1.33%	1.33%	1.25%	1.17%
Before reimbursement/fee waiver	1.50	%(n)	1.33%	1.33%	1.25%	1.17%
Net investment income, to average net assets(c)	2.22%		1.23%	0.75%	0.59%	1.74%
Portfolio turnover rate	181%		91%	92%	69%	87%

The notes to the financial statements are an integral part of this report.

83

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005
Net asset value
Beginning of year	$7.13		$15.22	$12.71	$11.54		$11.00

Investment operations
Net investment income(a)	0.11		0.04	0.01	—	(d)	0.09
Net realized and unrealized gain (loss) on investments	1.25		(4.87)	3.21	1.32		0.80
Total from investment operations	1.36		(4.83)	3.22	1.32		0.89

Distributions
Net investment income	(0.15)		(0.03)	(0.04)	(0.02)		(0.10)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)		(0.25)
Total distributions	(0.15)		(3.26)	(0.71)	(0.15)		(0.35)

Net asset value
End of year	$8.35		$7.13	$15.22	$12.71		$11.54

Total return(b)	19.45%		(39.32)%	26.54%	11.47%		8.09%

Net assets end of year	$2,370		$2,920	$6,533	$6,651		$6,656

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.24	%(n)	2.02%	1.99%	1.99%		2.15%
Before reimbursement/fee waiver	2.24	%(n)	2.02%	1.99%	1.99%		2.15%
Net investment income, to average net assets(c)	1.48%		0.40%	0.10%	—	%(e)	0.76%
Portfolio turnover rate	181%		91%	92%	69%		87%

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$7.10		$15.17	$12.66	$11.50	$10.97

Investment operations
Net investment income(a)	0.13		0.07	0.02	— (d)	0.08
Net realized and unrealized gain (loss) on investments	1.23		(4.87)	3.20	1.31	0.82
Total from investment operations	1.36		(4.80)	3.22	1.31	0.90

Distributions
Net investment income	(0.16)		(0.04)	(0.04)	(0.02)	(0.12)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)	(0.25)
Total distributions	(0.16)		(3.27)	(0.71)	(0.15)	(0.37)

Net asset value
End of year	$8.30		$7.10	$15.17	$12.66	$11.50

Total return(b)	19.57%		(39.24)%	26.69%	11.44%	8.17%

Net assets end of year	$5,780		$7,070	$3,598	$3,551	$4,465

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.08	%(n)	1.94%	1.94%	1.94%	2.16%
Before reimbursement/fee waiver	2.08	%(n)	1.94%	1.94%	1.94%	2.16%
Net investment income, to average net assets(c)	1.70%		0.72%	0.15%	0.02%	0.73%
Portfolio turnover rate	181%		91%	92%	69%	87%

The notes to the financial statements are an integral part of this report.

84

For a share outstanding throughout each period

	Transamerica Convertible Securities
	Class I
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$7.19		$15.31	$12.76	$11.71

Investment operations
Net investment income(a)	0.21		0.18	0.16	0.14
Net realized and unrealized gain (loss) on investments	1.26		(4.92)	3.23	1.17
Total from investment operations	1.47		(4.74)	3.39	1.31

Distributions
Net investment income	(0.24)		(0.15)	(0.17)	(0.13)
Net realized gains on investments	—		(3.23)	(0.67)	(0.13)
Total distributions	(0.24)		(3.38)	(0.84)	(0.26)

Net asset value
End of year	$8.42		$7.19	$15.31	$12.76

Total return(b)	21.09%		(38.58)%	28.10%	11.26	%(g)

Net assets end of year	$51,186		$91,679	$148,562	$256,474

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.93	%(n)	0.84%	0.82%	0.82	%(h)
Before reimbursement/fee waiver	0.93	%(n)	0.84%	0.82%	0.82	%(h)
Net investment income, to average net assets(c)	2.86%		1.65%	1.24%	1.20	%(h)
Portfolio turnover rate	181%		91%	92%	69	%(g)

For a share outstanding throughout each period

	Transamerica Equity
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.85		$12.07	$9.83	$8.87	$7.44

Investment operations
Net investment loss(a)	—	(d)	(0.01)	(0.05)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	0.69		(5.21)	2.29	1.11	1.58
Total from investment operations	0.69		(5.22)	2.24	1.04	1.56

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)
Total distributions	—		—	—	(0.08)	(0.13)

Net asset value
End of year	$7.54		$6.85	$12.07	$9.83	$8.87

Total return(b)	10.07%		(43.25)%	22.79%	11.71%	21.16%

Net assets end of year	$292,838		$300,140	$532,251	$500,483	$301,635

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.52	%(l)	1.39%	1.40%	1.51%	1.36%
Before reimbursement/fee waiver	1.67	%(l)	1.39%	1.40%	1.51%	1.36%
Net investment income (loss), to average net assets(c)	0.06%		(0.07)%	(0.48)%	(0.70)%	(0.27)%
Portfolio turnover rate	53%		33%	62%	19%	39%

The notes to the financial statements are an integral part of this report.

85

For a share outstanding throughout each period

	Transamerica Equity
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.42		$11.39	$9.35	$8.49	$7.19

Investment operations
Net investment loss(a)	(0.03)		(0.08)	(0.12)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.62		(4.89)	2.16	1.06	1.51
Total from investment operations	0.59		(4.97)	2.04	0.94	1.43

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)
Total distributions	—		—	—	(0.08)	(0.13)

Net asset value
End of year	$7.01		$6.42	$11.39	$9.35	$8.49

Total return(b)	9.19%		(43.63)%	21.82%	11.06%	20.03%

Net assets end of year	$39,699		$59,479	$191,007	$222,144	$49,865

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(l)	2.17%	2.17%	2.17%	2.18%
Before reimbursement/fee waiver	2.50	%(l)	2.21%	2.21%	2.34%	2.61%
Net investment loss, to average net assets(c)	(0.53)%		(0.87)%	(1.25)%	(1.34)%	(0.99)%
Portfolio turnover rate	53%		33%	62%	19%	39%

For a share outstanding throughout each period

	Transamerica Equity
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.44		$11.42	$9.37	$8.50	$7.20

Investment operations
Net investment loss(a)	(0.03)		(0.07)	(0.11)	(0.12)	(0.08)
Net realized and unrealized gain (loss) on investments	0.63		(4.91)	2.16	1.07	1.51
Total from investment operations	0.60		(4.98)	2.05	0.95	1.43

Distributions
Net realized gains on investments	—		—	—	(0.08)	(0.13)
Total distributions	—		—	—	(0.08)	(0.13)

Net asset value
End of year	$7.04		$6.44	$11.42	$9.37	$8.50

Total return(b)	9.32%		(43.61)%	21.88%	11.16%	20.05%

Net assets end of year	$37,225		$46,676	$101,226	$97,047	$23,656

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.17	%(l)	2.04%	2.07%	2.10%	2.18%
Before reimbursement/fee waiver	2.32	%(l)	2.04%	2.07%	2.10%	2.31%
Net investment loss, to average net assets(c)	(0.56)%		(0.72)%	(1.15)%	(1.27)%	(1.00)%
Portfolio turnover rate	53%		33%	62%	19%	39%

The notes to the financial statements are an integral part of this report.

86

For a share outstanding throughout each period

	Transamerica Equity
	Class I
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$6.99		$12.23	$9.90	$9.17

Investment operations
Net investment income(a)	0.05		0.06	0.01	—	(d)
Net realized and unrealized gain (loss) on investments	0.69		(5.30)	2.32	0.81
Total from investment operations	0.74		(5.24)	2.33	0.81

Distributions
Net investment income	(0.04)		—	—	—
Net realized gains on investments	—		—	—	(0.08)
Total distributions	(0.04)		—	—	(0.08)

Net asset value
End of year	$7.69		$6.99	$12.23	$9.90

Total return(b)	10.73%		(42.85)%	23.54%	8.83	%(g)

Net assets end of year	$637,103		$500,722	$888,019	$714,803

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.82	%(l)	0.75%	0.78%	0.81	%(h)
Before reimbursement/fee waiver	0.82	%(l)	0.75%	0.78%	0.81	%(h)
Net investment income, to average net assets(c)	0.72%		0.55%	0.13%	0.02	%(h)
Portfolio turnover rate	53%		33%	62%	19	%(g)

For a share outstanding throughout each period

	Transamerica Equity
	Class T
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006(i)
Net asset value
Beginning of year	$19.14		$33.53	$27.18	$27.10

Investment operations
Net investment income(a)	0.10		0.12	—	—	(d)
Net realized and unrealized gain (loss) on investments	1.90		(14.51)	6.35	0.08
Total from investment operations	2.00		(14.39)	6.35	0.08

Distributions
Net investment income	—	(d)	—	—	—
Total distributions	—	(d)	—	—	—

Net asset value
End of year	$21.14		$19.14	$33.53	$27.18

Total return(b)	10.46%		(42.92)%	23.36%	0.30	%(g)

Net assets end of year	$87,469		$90,881	$183,495	$195,420

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.03	%(l)	0.89%	0.91%	0.84	%(h)
Before reimbursement/fee waiver	1.03	%(l)	0.89%	0.91%	0.84	%(h)
Net investment income (loss), to average net assets(c)	0.54%		0.42%	0.01%	(0.21	)%(h)
Portfolio turnover rate	53%		33%	62%	19	%(g)

The notes to the financial statements are an integral part of this report.

87

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$7.22	$9.14	$9.38	$9.31	$9.68

Investment operations
Net investment income(a)	0.46	0.44	0.48	0.43	0.37
Net realized and unrealized gain (loss) on investments	1.08	(1.89)	(0.25)	0.05	(0.32)
Total from investment operations	1.54	(1.45)	0.23	0.48	0.05

Distributions
Net investment income	(0.43)	(0.47)	(0.47)	(0.41)	(0.38)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.43)	(0.47)	(0.47)	(0.41)	(0.42)

Net asset value
End of year	$8.33	$7.22	$9.14	$9.38	$9.31

Total return(b)	22.30%	(16.57)%	2.42%	5.34%	0.47%

Net assets end of year	$24,173	$13,360	$15,409	$17,005	$140,203

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.47%	1.39%	1.40%	1.47%	1.25%
Before reimbursement/fee waiver	1.47%	1.39%	1.40%	1.47%	1.25%
Net investment income, to average net assets(c)	6.03%	5.12%	5.12%	4.64%	3.85%
Portfolio turnover rate	169%	98%	108%	110%	58%

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$7.23	$9.14	$9.39	$9.32	$9.68

Investment operations
Net investment income(a)	0.40	0.38	0.42	0.38	0.29
Net realized and unrealized gain (loss) on investments	1.09	(1.88)	(0.26)	0.06	(0.32)
Total from investment operations	1.49	(1.50)	0.16	0.44	(0.03)

Distributions
Net investment income	(0.38)	(0.41)	(0.41)	(0.37)	(0.29)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.38)	(0.41)	(0.41)	(0.37)	(0.33)

Net asset value
End of year	$8.34	$7.23	$9.14	$9.39	$9.32

Total return(b)	21.39%	(17.03)%	1.66%	4.81%	(0.36)%

Net assets end of year	$8,161	$8,628	$17,007	$23,501	$32,560

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.16%	2.05%	2.04%	2.08%	2.08%
Before reimbursement/fee waiver	2.16%	2.05%	2.04%	2.08%	2.08%
Net investment income, to average net assets(c)	5.36%	4.42%	4.48%	4.08%	3.02%
Portfolio turnover rate	169%	98%	108%	110%	58%

The notes to the financial statements are an integral part of this report.

88

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$7.21	$9.12	$9.36	$9.30	$9.67

Investment operations
Net investment income(a)	0.41	0.39	0.42	0.39	0.29
Net realized and unrealized gain (loss) on investments	1.08	(1.88)	(0.25)	0.04	(0.33)
Total from investment operations	1.49	(1.49)	0.17	0.43	(0.04)

Distributions
Net investment income	(0.39)	(0.42)	(0.41)	(0.37)	(0.29)
Return of capital	—	—	—	—	(0.04)
Total distributions	(0.39)	(0.42)	(0.41)	(0.37)	(0.33)

Net asset value
End of year	$8.31	$7.21	$9.12	$9.36	$9.30

Total return(b)	21.50%	(16.98)%	1.81%	4.74%	(0.40)%

Net assets end of year	$12,978	$5,981	$8,982	$12,519	$13,439

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.06%	1.97%	2.00%	2.07%	2.11%
Before reimbursement/fee waiver	2.06%	1.97%	2.00%	2.07%	2.11%
Net investment income, to average net assets(c)	5.43%	4.52%	4.51%	4.15%	2.99%
Portfolio turnover rate	169%	98%	108%	110%	58%

For a share outstanding throughout each period

	Transamerica Flexible Income
	Class I
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net asset value
Beginning of year	$7.25	$9.17	$9.42	$9.35	$9.68

Investment operations
Net investment income(a)	0.50	0.50	0.53	0.50	0.40
Net realized and unrealized gain (loss) on investments	1.10	(1.90)	(0.26)	0.05	(0.32)
Total from investment operations	1.60	(1.40)	0.27	0.55	0.08

Distributions
Net investment income	(0.48)	(0.52)	(0.52)	(0.48)	(0.37)
Net realized gains on investments	—	—	—	—	(0.04)
Total distributions	(0.48)	(0.52)	(0.52)	(0.48)	(0.41)

Net asset value
End of year	$8.37	$7.25	$9.17	$9.42	$9.35

Total return(b)	23.16%	(16.02)%	2.93%	6.04%	0.85	%(g)

Net assets end of year	$132,177	$128,108	$370,611	$221,116	$110,709

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.85%	0.77%	0.80%	0.86%	0.85	%(h)
Before reimbursement/fee waiver	0.85%	0.77%	0.80%	0.86%	0.85	%(h)
Net investment income, to average net assets(c)	6.64%	5.67%	5.71%	5.35%	4.25	%(h)
Portfolio turnover rate	169%	98%	108%	110%	58	%(g)

The notes to the financial statements are an integral part of this report.

89

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.57	$11.40	$8.36	$7.85	$6.61

Investment operations
Net investment loss(a)	(0.05)	(0.06)	(0.09)	(0.07)	(0.02)
Net realized and unrealized gain (loss) on investments	1.02	(4.77)	3.13	0.58	1.26
Total from investment operations	0.97	(4.83)	3.04	0.51	1.24

Net asset value
End of year	$7.54	$6.57	$11.40	$8.36	$7.85

Total return(b)	14.76%	(42.37)%	36.20%	6.62%	18.76%

Net assets end of year	$48,788	$41,005	$64,825	$56,588	$256,559

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.75%	1.75%	1.75%	1.72%	1.41%
Before reimbursement/fee waiver	2.23%	1.81%	1.77%	1.72%	1.41%
Net investment loss, to average net assets(c)	(0.68)%	(0.69)%	(1.00)%	(0.89)%	(0.30)%
Portfolio turnover rate	71%	45%	85%	59%	34%

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.13	$10.72	$7.92	$7.48	$6.37

Investment operations
Net investment loss(a)	(0.08)	(0.12)	(0.14)	(0.13)	(0.09)
Net realized and unrealized gain (loss) on investments	0.94	(4.47)	2.94	0.57	1.20
Total from investment operations	0.86	(4.59)	2.80	0.44	1.11

Net asset value
End of year	$6.99	$6.13	$10.72	$7.92	$7.48

Total return(b)	14.03%	(42.82)%	35.35%	5.88%	17.43%

Net assets end of year	$14,067	$20,823	$65,123	$66,098	$74,589

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40%	2.40%	2.40%	2.40%	2.40%
Before reimbursement/fee waiver	2.71%	2.46%	2.45%	2.46%	2.61%
Net investment loss, to average net assets(c)	(1.25)%	(1.39)%	(1.66)%	(1.57)%	(1.29)%
Portfolio turnover rate	71%	45%	85%	59%	34%

The notes to the financial statements are an integral part of this report.

90

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.16	$10.74	$7.94	$7.49	$6.38

Investment operations
Net investment loss(a)	(0.08)	(0.11)	(0.14)	(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	0.93	(4.47)	2.94	0.57	1.20
Total from investment operations	0.85	(4.58)	2.80	0.45	1.11

Net asset value
End of year	$7.01	$6.16	$10.74	$7.94	$7.49

Total return(b)	13.80%	(42.64)%	35.26%	6.01%	17.40%

Net assets end of year	$10,774	$10,619	$22,656	$21,688	$25,432

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.40%	2.34%	2.36%	2.38%	2.40%
Before reimbursement/fee waiver	2.62%	2.34%	2.36%	2.38%	2.54%
Net investment loss, to average net assets(c)	(1.31)%	(1.29)%	(1.61)%	(1.54)%	(1.29)%
Portfolio turnover rate	71%	45%	85%	59%	34%

For a share outstanding throughout each period

	Transamerica Growth Opportunities
	Class I
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$6.74	$11.59	$8.43	$7.99

Investment operations
Net investment income (loss)(a)	0.01	0.01	(0.01)	—	(d)
Net realized and unrealized gain (loss) on investments	1.03	(4.86)	3.17	0.44
Total from investment operations	1.04	(4.85)	3.16	0.44

Net asset value
End of year	$7.78	$6.74	$11.59	$8.43

Total return(b)	15.43%	(41.85)%	37.49%	5.51	%(g)

Net assets end of year	$111,402	$86,425	$206,863	$214,775

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.91%	0.86%	0.88%	0.88	%(h)
Before reimbursement/fee waiver	0.91%	0.86%	0.88%	0.88	%(h)
Net investment income (loss), to average net assets(c)	0.15%	0.15%	(0.15)%	(0.06	)%(h)
Portfolio turnover rate	71%	45%	85%	59	%(g)

The notes to the financial statements are an integral part of this report.

91

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class A
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.31	$9.12	$9.19	$8.97	$9.37

Investment operations
Net investment income(a)	0.65	0.64	0.60	0.61	0.56
Net realized and unrealized gain (loss) on investments	2.14	(2.83)	(0.07)	0.19	(0.37)
Total from investment operations	2.79	(2.19)	0.53	0.80	0.19

Distributions
Net investment income	(0.66)	(0.62)	(0.60)	(0.58)	(0.59)
Total distributions	(0.66)	(0.62)	(0.60)	(0.58)	(0.59)

Net asset value
End of year	$8.45	$6.31	$9.12	$9.19	$8.97

Total return(b)	47.58%	(25.46)%	5.90%	9.27%	2.06%

Net assets end of year	$67,290	$24,506	$35,147	$43,514	$336,340

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.19%	1.16%	1.15%	1.16%	1.05%
Before reimbursement/fee waiver	1.19%	1.16%	1.15%	1.16%	1.05%
Net investment income, to average net assets(c)	9.08%	7.65%	6.45%	6.77%	6.04%
Portfolio turnover rate	58%	38%	80%	73%	71%

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.30	$9.11	$9.18	$8.97	$9.37

Investment operations
Net investment income(a)	0.60	0.58	0.53	0.55	0.48
Net realized and unrealized gain (loss) on investments	2.15	(2.83)	(0.06)	0.19	(0.37)
Total from investment operations	2.75	(2.25)	0.47	0.74	0.11

Distributions
Net investment income	(0.61)	(0.56)	(0.54)	(0.53)	(0.51)
Total distributions	(0.61)	(0.56)	(0.54)	(0.53)	(0.51)

Net asset value
End of year	$8.44	$6.30	$9.11	$9.18	$8.97

Total return(b)	46.69%	(26.04)%	5.19%	8.53%	1.21%

Net assets end of year	$11,898	$9,091	$21,370	$27,753	$37,006

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.91%	1.85%	1.83%	1.83%	1.85%
Before reimbursement/fee waiver	1.91%	1.85%	1.83%	1.83%	1.85%
Net investment income, to average net assets(c)	8.56%	6.83%	5.77%	6.12%	5.18%
Portfolio turnover rate	58%	38%	80%	73%	71%

The notes to the financial statements are an integral part of this report.

92

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$6.30	$9.10	$9.17	$8.96	$9.36

Investment operations
Net investment income(a)	0.60	0.58	0.53	0.55	0.47
Net realized and unrealized gain (loss) on investments	2.14	(2.82)	(0.06)	0.19	(0.36)
Total from investment operations	2.74	(2.24)	0.47	0.74	0.11

Distributions
Net investment income	(0.62)	(0.56)	(0.54)	(0.53)	(0.51)
Total distributions	(0.62)	(0.56)	(0.54)	(0.53)	(0.51)

Net asset value
End of year	$8.42	$6.30	$9.10	$9.17	$8.96

Total return(b)	46.63%	(25.89)%	5.21%	8.54%	1.21%

Net assets end of year	$19,548	$5,429	$10,160	$11,317	$15,880

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.81%	1.80%	1.83%	1.83%	1.88%
Before reimbursement/fee waiver	1.81%	1.80%	1.83%	1.83%	1.88%
Net investment income, to average net assets(c)	8.23%	6.93%	5.77%	6.12%	5.11%
Portfolio turnover rate	58%	38%	80%	73%	71%

For a share outstanding throughout each period

	Transamerica High Yield Bond
	Class I
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net asset value
Beginning of year	$6.35	$9.17	$9.24	$9.02	$9.39

Investment operations
Net investment income(a)	0.69	0.69	0.65	0.67	0.59
Net realized and unrealized gain (loss) on investments	2.16	(2.85)	(0.07)	0.18	(0.37)
Total from investment operations	2.85	(2.16)	0.58	0.85	0.22

Distributions
Net investment income	(0.70)	(0.66)	(0.65)	(0.63)	(0.59)
Total distributions	(0.70)	(0.66)	(0.65)	(0.63)	(0.59)

Net asset value
End of year	$8.50	$6.35	$9.17	$9.24	$9.02

Total return(b)	48.39%	(25.05)%	6.39%	9.81%	2.33	%(g)

Net assets end of year	$472,936	$418,923	$331,300	$315,252	$40,860

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.67%	0.65%	0.65%	0.66%	0.66	%(h)
Before reimbursement/fee waiver	0.67%	0.65%	0.65%	0.66%	0.66	%(h)
Net investment income, to average net assets(c)	9.96%	8.34%	6.96%	7.29%	6.60	%(h)
Portfolio turnover rate	58%	38%	80%	73%	71	%(g)

The notes to the financial statements are an integral part of this report.

93

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.98		$17.08	$18.18	$16.10	$14.80

Investment operations
Net investment income(a)	0.06		0.12	0.07	0.09	0.06
Net realized and unrealized gain (loss) on investments	1.23		(5.73)	1.49	2.55	1.24
Total from investment operations	1.29		(5.61)	1.56	2.64	1.30

Distributions
Net investment income	(0.15)		—	(0.06)	(0.01)	— (d)
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—
Total distributions	(0.15)		(1.49)	(2.66)	(0.56)	— (d)

Net asset value
End of year	$11.12		$9.98	$17.08	$18.18	$16.10

Total return(b)	13.19%		(35.81)%	9.27%	16.74%	8.79%

Net assets end of year	$36,940		$28,237	$49,938	$55,622	$173,929

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(l)	1.55%	1.55%	1.55%	1.32%
Before reimbursement/fee waiver	1.94	%(l)	1.59%	1.56%	1.57%	1.32%
Net investment income, to average net assets(c)	0.63%		0.85%	0.42%	0.52%	0.36%
Portfolio turnover rate	34%		27%	17%	25%	27%

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.24		$16.01	$17.24	$15.39	$14.27

Investment operations
Net investment income (loss)(a)	0.02		0.02	(0.03)	(0.03)	(0.09)
Net realized and unrealized gain (loss) on investments	1.12		(5.30)	1.40	2.43	1.21
Total from investment operations	1.14		(5.28)	1.37	2.40	1.12

Distributions
Net investment income	(0.03)		—	—	— (d)	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—
Total distributions	(0.03)		(1.49)	(2.60)	(0.55)	—

Net asset value
End of year	$10.35		$9.24	$16.01	$17.24	$15.39

Total return(b)	12.38%		(36.18)%	8.57%	15.97%	7.84%

Net assets end of year	$18,510		$33,670	$88,268	$109,567	$123,494

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(l)	2.20%	2.19%	2.20%	2.19%
Before reimbursement/fee waiver	2.62	%(l)	2.24%	2.19%	2.21%	2.19%
Net investment income (loss), to average net assets(c)	0.18%		0.20%	(0.22)%	(0.17)%	(0.58)%
Portfolio turnover rate	34%		27%	17%	25%	27%

The notes to the financial statements are an integral part of this report.

94

For a share outstanding throughout each period

	Transamerica Legg Mason Partners All Cap
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$9.26		$16.04	$17.25	$15.39	$14.26

Investment operations
Net investment income (loss)(a)	0.01		0.03	(0.02)	(0.02)	(0.08)
Net realized and unrealized gain (loss) on investments	1.12		(5.32)	1.41	2.43	1.21
Total from investment operations	1.13		(5.29)	1.39	2.41	1.13

Distributions
Net investment income	(0.05)		—	—	— (d)	—
Net realized gains on investments	—		(1.49)	(2.60)	(0.55)	—
Total distributions	(0.05)		(1.49)	(2.60)	(0.55)	—

Net asset value
End of year	$10.35		$9.26	$16.04	$17.25	$15.39

Total return(b)	12.35%		(36.17)%	8.70%	16.04%	7.89%

Net assets end of year	$13,319		$15,316	$35,568	$41,340	$49,909

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(l)	2.15%	2.13%	2.15%	2.15%
Before reimbursement/fee waiver	2.41	%(l)	2.15%	2.13%	2.15%	2.15%
Net investment income (loss), to average net assets(c)	0.08%		0.26%	(0.15)%	(0.12)%	(0.53)%
Portfolio turnover rate	34%		27%	17%	25%	27%

For a share outstanding throughout each period

	Transamerica Money Market
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(d)	0.02	0.05	0.04	0.02
Net realized and unrealized gain on investments	—	(d)	— (d)	—	—	—
Total from investment operations	—	(d)	0.02	0.05	0.04	0.02

Distributions
Net investment income	—	(d)	(0.02)	(0.05)	(0.04)	(0.02)
Net realized gains on investments	—		—	— (d)	—	—
Total distributions	—	(d)	(0.02)	(0.05)	(0.04)	(0.02)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	0.21%		2.52%	4.61%	4.09%	2.10%

Net assets end of year	$146,598		$142,456	$95,766	$78,716	$150,804

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.60%		0.83%	0.83%	0.83%	0.83%
Before reimbursement/fee waiver	1.11%		1.08%	1.20%	1.23%	1.05%
Net investment income, to average net assets(c)	0.20%		2.40%	4.54%	3.98%	2.08%

The notes to the financial statements are an integral part of this report.

95

For a share outstanding throughout each period

	Transamerica Money Market
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(d)	0.02	0.04	0.03	0.02
Net realized and unrealized gain on investments	—	(d)	— (d)	—	—	—
Total from investment operations	—	(d)	0.02	0.04	0.03	0.02

Distributions
Net investment income	—	(d)	(0.02)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	—		—	— (d)	—	—
Total distributions	—	(d)	(0.02)	(0.04)	(0.03)	(0.02)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	0.08%		1.83%	3.92%	3.41%	1.60%

Net assets end of year	$35,612		$40,110	$23,324	$25,727	$31,647

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.73%		1.48%	1.48%	1.48%	1.32%
Before reimbursement/fee waiver	1.75%		1.75%	1.83%	1.80%	1.79%
Net investment income, to average net assets(c)	0.08%		1.75%	3.87%	3.50%	1.57%

For a share outstanding throughout each period

	Transamerica Money Market
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(d)	0.02	0.04	0.03	0.02
Net realized and unrealized gain on investments	—	(d)	— (d)	—	—	—
Total from investment operations	—	(d)	0.02	0.04	0.03	0.02

Distributions
Net investment income	—	(d)	(0.02)	(0.04)	(0.03)	(0.02)
Net realized gains on investments	—		—	— (d)	—	—
Total distributions	—	(d)	(0.02)	(0.04)	(0.03)	(0.02)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total return(b)	0.07%		1.86%	3.92%	3.16%	1.87%

Net assets end of year	$46,177		$59,991	$19,638	$17,286	$15,997

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.76%		1.48%	1.48%	1.48%	1.26%
Before reimbursement/fee waiver	1.64%		1.67%	1.73%	1.82%	1.89%
Net investment income, to average net assets(c)	0.07%		1.65%	3.88%	3.40%	1.61%

The notes to the financial statements are an integral part of this report.

96

For a share outstanding throughout each period

	Transamerica Money Market
	Class I
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$1.00		$1.00	$1.00	$1.00

Investment operations
Net investment income(a)	—	(d)	0.03	0.05	0.04
Net realized and unrealized gain on investments	—	(d)	— (d)	—	—
Total from investment operations	—	(d)	0.03	0.05	0.04

Distributions
Net investment income	—	(d)	(0.03)	(0.05)	(0.04)
Net realized gains on investments	—		—	— (d)	—
Total distributions	—	(d)	(0.03)	(0.05)	(0.04)

Net asset value
End of year	$1.00		$1.00	$1.00	$1.00

Total return(b)	0.35%		2.84%	4.98%	4.30	%(g)

Net assets end of year	$34,119		$29,327	$34,673	$26,466

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.45%		0.48%	0.48%	0.48	%(h)
Before reimbursement/fee waiver	0.53%		0.49%	0.52%	0.51	%(h)
Net investment income, to average net assets(c)	0.36%		2.89%	4.88%	4.39	%(h)

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$2.84		$5.67	$3.91	$3.82	$3.80

Investment operations
Net investment income (loss)(a)	(0.03)		(0.04)	(0.05)	(0.03)	0.03
Net realized and unrealized gain (loss) on investments	0.76		(2.61)	1.81	0.18	0.02
Total from investment operations	0.73		(2.65)	1.76	0.15	0.05

Distributions
Net investment income	—		—	—	—	(0.03)
Net realized gains on investments	—		(0.18)	—	(0.06)	—
Total distributions	—		(0.18)	—	(0.06)	(0.03)

Net asset value
End of year	$3.57		$2.84	$5.67	$3.91	$3.82

Total return(b)	25.70%		(48.18)%	45.01%	3.78%	1.23%

Net assets end of year	$5,774		$3,778	$7,874	$5,616	$65,423

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.53	%(l)	1.53%	1.53%	1.53%	1.32%
Before reimbursement/fee waiver	2.06	%(l)	1.70%	1.77%	1.67%	1.32%
Net investment income (loss), to average net assets(c)	(0.97)%		(1.02)%	(1.03)%	(0.72)%	0.63%
Portfolio turnover rate	57%		47%	66%	94%	73%

The notes to the financial statements are an integral part of this report.

97

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$2.68		$5.40	$3.74	$3.68	$3.68

Investment operations
Net investment loss(a)	(0.04)		(0.07)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.71		(2.47)	1.73	0.18	0.02
Total from investment operations	0.67		(2.54)	1.66	0.12	—

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—
Total distributions	—		(0.18)	—	(0.06)	—

Net asset value
End of year	$3.35		$2.68	$5.40	$3.74	$3.68

Total return(b)	25.00%		(48.56)%	44.39%	3.10%	—	%(e)

Net assets end of year	$1,588		$2,094	$4,913	$4,208	$5,316

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(l)	2.18%	2.18%	2.18%	2.20%
Before reimbursement/fee waiver	2.90	%(l)	2.53%	2.53%	2.57%	2.68%
Net investment loss, to average net assets (c)	(1.60)%		(1.67)%	(1.67)%	(1.58)%	(0.58)%
Portfolio turnover rate	57%		47%	66%	94%	73%

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$2.68		$5.39	$3.73	$3.67	$3.67

Investment operations
Net investment loss(a)	(0.05)		(0.07)	(0.07)	(0.06)	(0.02)
Net realized and unrealized gain (loss) on investments	0.72		(2.46)	1.73	0.18	0.02
Total from investment operations	0.67		(2.53)	1.66	0.12	—

Distributions
Net realized gains on investments	—		(0.18)	—	(0.06)	—
Total distributions	—		(0.18)	—	(0.06)	—

Net asset value
End of year	$3.35		$2.68	$5.39	$3.73	$3.67

Total return(b)	25.00%		(48.46)%	44.50%	3.11%	—	%(e)

Net assets end of year	$1,500		$1,417	$2,799	$2,045	$2,779

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.18	%(l)	2.18%	2.18%	2.18%	2.20%
Before reimbursement/fee waiver	2.55	%(l)	2.31%	2.36%	2.35%	2.65%
Net investment loss, to average net assets (c)	(1.61)%		(1.67)%	(1.63)%	(1.57)%	(0.51)%
Portfolio turnover rate	57%		47%	66%	94%	73%

The notes to the financial statements are an integral part of this report.

98

For a share outstanding throughout each period

	Transamerica Science & Technology
	Class I
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$2.89		$5.74	$3.93	$3.98

Investment operations
Net investment income (loss)(a)	(0.01)		(0.02)	(0.02)	(0.01)
Net realized and unrealized gain (loss) on investments	0.78		(2.65)	1.83	0.02
Total from investment operations	0.77		(2.67)	1.81	0.01

Distributions
Net investment income	—		—	—	—
Net realized gains on investments	—		(0.18)	—	(0.06)
Total distributions	—		(0.18)	—	(0.06)

Net asset value
End of year	$3.66		$2.89	$5.74	$3.93

Total return(b)	26.64%		(47.93)%	46.06%	0.12	%(g)

Net assets end of year	$56,466		$46,222	$84,206	$57,642

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.96	%(l)	0.91%	0.92%	0.92	%(h)
Before reimbursement/fee waiver	0.96	%(l)	0.91%	0.92%	0.92	%(h)
Net investment income (loss), to average net assets(c)	(0.39)%		(0.41)%	(0.41)%	(0.35	)%(h)
Portfolio turnover rate	57%		47%	66%	94	%(g)

For a share outstanding throughout each period

	Transamerica Short-Term Bond			Transamerica Short-Term Bond
	Class A			Class C
	October 31, 2009	October 31, 2008(k)		October 31, 2009	October 31, 2008(k)
Net asset value
Beginning of year	$9.44	$10.00		$9.42	$10.00

Investment operations
Net investment income (loss)(a)	0.51	0.38		0.43	0.32
Net realized and unrealized gain (loss) on investments	0.78	(0.54)		0.80	(0.55)
Total from investment operations	1.29	(0.16)		1.23	(0.23)

Distributions
Net investment income	(0.47)	(0.40)		(0.41)	(0.35)
Total distributions	(0.47)	(0.40)		(0.41)	(0.35)

Net asset value
End of year	$10.26	$9.44		$10.24	$9.42

Total return(b)	13.40%	(1.70	)%(g)	12.74%	(2.43	)%(g)

Net assets end of year	$289,879	$5,663		$317,130	$7,263

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.91%	1.11	%(h)	1.65%	1.76	%(h)
Before reimbursement/fee waiver	1.09%	1.11	%(h)	1.74%	1.76	%(h)
Net investment income (loss), to average net assets(c)	5.14%	3.92	%(h)	4.38%	3.28	%(h)
Portfolio turnover rate	77%	67	%(g)	77%	67	%(g)

The notes to the financial statements are an integral part of this report.

99

For a share outstanding throughout each period

	Transamerica Short-Term Bond
	Class I
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(j)
Net asset value
Beginning of year	$9.28	$9.82	$9.84	$9.79	$10.00

Investment operations
Net investment income(a)	0.50	0.43	0.47	0.40	0.28
Net realized and unrealized gain (loss) on investments	0.80	(0.54)	(0.04)	0.05	(0.22)
Total from investment operations	1.30	(0.11)	0.43	0.45	0.06

Distributions
Net investment income	(0.50)	(0.43)	(0.45)	(0.40)	(0.27)
Total distributions	(0.50)	(0.43)	(0.45)	(0.40)	(0.27)

Net asset value
End of year	$10.08	$9.28	$9.82	$9.84	$9.79

Total return(b)	14.44%	(1.22)%	4.45%	4.72%	0.49	%(g)

Net assets end of year	$710,660	$492,333	$563,889	$379,442	$174,302

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.63%	0.68%	0.67%	0.70%	0.71	%(h)
Before reimbursement/fee waiver	0.69%	0.68%	0.67%	0.70%	0.71	%(h)
Net investment income, to average net assets(c)	5.14%	4.38%	4.81%	4.10%	2.92	%(h)
Portfolio turnover rate	77%	67%	117%	100%	153	%(g)

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$12.70		$23.78	$17.78	$16.69	$14.32

Investment operations
Net investment income(a)	—	(d)	0.21	0.14	0.28	0.03
Net realized and unrealized gain (loss) on investments	2.33		(8.64)	6.30	1.96	2.85
Total from investment operations	2.33		(8.43)	6.44	2.24	2.88

Distributions
Net investment income	(0.31)		(0.16)	(0.13)	(0.03)	(0.09)
Net realized gains on investments	—		(2.49)	(0.31)	(1.12)	(0.42)
Total distributions	(0.31)		(2.65)	(0.44)	(1.15)	(0.51)

Net asset value
End of year	$14.72		$12.70	$23.78	$17.78	$16.69

Total return(b)	19.12%		(39.47)%	36.99%	13.97%	20.41%

Net assets end of year	$201,569		$199,210	$96,667	$47,014	$386,346

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.59%		1.41%	1.41%	1.39%	1.24%
Before reimbursement/fee waiver	1.59%		1.41%	1.41%	1.39%	1.24%
Net investment income, to average net assets (c)	—	%(e)	1.18%	0.71%	1.61%	0.20%
Portfolio turnover rate	101%		48%	22%	21%	42%

The notes to the financial statements are an integral part of this report.

100

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class B
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$12.19	$22.89	$17.12	$16.21	$13.97

Investment operations
Net investment income (loss)(a)	(0.08)	0.06	0.02	(0.01)	(0.11)
Net realized and unrealized gain (loss) on investments	2.26	(8.27)	6.06	2.07	2.77
Total from investment operations	2.18	(8.21)	6.08	2.06	2.66

Distributions
Net investment income	(0.21)	—	—	(0.03)	—
Net realized gains on investments	—	(2.49)	(0.31)	(1.12)	(0.42)
Total distributions	(0.21)	(2.49)	(0.31)	(1.15)	(0.42)

Net asset value
End of year	$14.16	$12.19	$22.89	$17.12	$16.21

Total return(b)	18.37%	(39.85)%	36.09%	13.21%	19.30%

Net assets end of year	$34,573	$31,716	$53,285	$47,007	$46,410

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.24%	2.07%	2.07%	2.10%	2.14%
Before reimbursement/fee waiver	2.24%	2.07%	2.07%	2.10%	2.14%
Net investment income (loss), to average net assets(c)	(0.66)%	0.34%	0.12%	(0.06)%	(0.70)%
Portfolio turnover rate	101%	48%	22%	21%	42%

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class C
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$12.10	$22.81	$17.09	$16.18	$13.96

Investment operations
Net investment income (loss)(a)	(0.08)	0.09	0.02	— (d)	(0.12)
Net realized and unrealized gain (loss) on investments	2.23	(8.24)	6.05	2.06	2.77
Total from investment operations	2.15	(8.15)	6.07	2.06	2.65

Distributions
Net investment income	(0.25)	(0.07)	(0.04)	(0.03)	(0.01)
Net realized gains on investments	—	(2.49)	(0.31)	(1.12)	(0.42)
Total distributions	(0.25)	(2.56)	(0.35)	(1.15)	(0.43)

Net asset value
End of year	$14.00	$12.10	$22.81	$17.09	$16.18

Total return(b)	18.42%	(39.84)%	36.16%	13.23%	19.22%

Net assets end of year	$115,960	$95,729	$63,856	$29,105	$21,532

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20%	2.04%	2.04%	2.08%	2.20%
Before reimbursement/fee waiver	2.20%	2.04%	2.04%	2.08%	2.20%
Net investment income (loss), to average net assets (c)	(0.63)%	0.52%	0.10%	(0.03)%	(0.76)%
Portfolio turnover rate	101%	48%	22%	21%	42%

The notes to the financial statements are an integral part of this report.

101

For a share outstanding throughout each period

	Transamerica Small/Mid Cap Value
	Class I
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(f)
Net asset value
Beginning of year	$12.81	$23.91	$17.87	$16.84

Investment operations
Net investment income(a)	0.11	0.30	0.26	0.18
Net realized and unrealized gain (loss) on investments	2.31	(8.67)	6.32	1.97
Total from investment operations	2.42	(8.37)	6.58	2.15

Distributions
Net investment income	(0.41)	(0.24)	(0.23)	—
Net realized gains on investments	—	(2.49)	(0.31)	(1.12)
Total distributions	(0.41)	(2.73)	(0.54)	(1.12)

Net asset value
End of year	$14.82	$12.81	$23.91	$17.87

Total return(b)	19.85%	(39.11)%	37.78%	13.30	%(g)

Net assets end of year	$10,746	$214,351	$487,605	$478,728

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	0.91%	0.85%	0.85%	0.86	%(h)
Before reimbursement/fee waiver	0.91%	0.85%	0.85%	0.86	%(h)
Net investment income, to average net assets(c)	0.89%	1.58%	1.30%	1.05	%(h)
Portfolio turnover rate	101%	48%	22%	21	%(g)

For a share outstanding throughout each period

	Transamerica Templeton Global
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005
Net asset value
Beginning of year	$19.63		$35.83	$29.28	$24.68	$22.57

Investment operations
Net investment income(a)	0.21		0.33	0.19	0.15	0.21
Net realized and unrealized gain (loss) on investments	3.53		(16.19)	6.70	4.45	2.14
Total from investment operations	3.74		(15.86)	6.89	4.60	2.35

Distributions
Net investment income	(0.18)		(0.34)	(0.34)	— (d)	(0.24)
Total distributions	(0.18)		(0.34)	(0.34)	— (d)	(0.24)

Net asset value
End of year	$23.19		$19.63	$35.83	$29.28	$24.68

Total return(b)	19.24%		(44.68)%	23.74%	18.65%	10.41%

Net assets end of year	$78,387		$73,721	$118,738	$117,367	$385,504

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.55	%(l)	1.55%	1.55%	1.55%	1.42%
Before reimbursement/fee waiver	2.10	%(l)	1.61%	1.63%	1.62%	1.42%
Net investment income, to average net assets(c)	1.04%		1.13%	0.59%	0.55%	0.85%
Portfolio turnover rate	25%		28%	30%	55%	79%

The notes to the financial statements are an integral part of this report.

102

For a share outstanding throughout each period

	Transamerica Templeton Global
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Net asset value
Beginning of year	$18.41		$33.52	$27.40	$23.24	$21.23

Investment operations
Net investment income (loss)(a)	0.08		0.08	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	3.35		(15.14)	6.28	4.17	1.99
Total from investment operations	3.43		(15.06)	6.26	4.16	2.01

Distributions
Net investment income	—		(0.05)	(0.14)	—	— (d)
Total distributions	—		(0.05)	(0.14)	—	— (d)

Net asset value
End of year	$21.84		$18.41	$33.52	$27.40	$23.24

Total return(b)	18.63%		(44.99)%	22.94%	17.90%	9.48%

Net assets end of year	$8,388		$10,746	$63,876	$75,711	$90,877

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(l)	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.99	%(l)	2.44%	2.39%	2.42%	2.41%
Net investment income (loss), to average net assets(c)	0.43%		0.29%	(0.07)%	(0.05)%	0.07%
Portfolio turnover rate	25%		28%	30%	55%	79%

For a share outstanding throughout each period

	Transamerica Templeton Global
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Net asset value
Beginning of year	$18.27		$33.47	$27.37	$23.21	$21.21

Investment operations
Net investment income (loss)(a)	0.07		0.12	(0.02)	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	3.28		(15.10)	6.27	4.17	1.99
Total from investment operations	3.35		(14.98)	6.25	4.16	2.01

Distributions
Net investment income	—		(0.22)	(0.15)	—	(0.01)
Total distributions	—		(0.22)	(0.15)	—	(0.01)

Net asset value
End of year	$21.62		$18.27	$33.47	$27.37	$23.21

Total return(b)	18.34%		(45.05)%	22.95%	17.87%	9.52%

Net assets end of year	$14,263		$14,286	$31,506	$32,341	$36,938

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.20	%(l)	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.70	%(l)	2.26%	2.31%	2.35%	2.38%
Net investment income (loss), to average net assets(c)	0.39%		0.43%	(0.07)%	(0.05)%	0.07%
Portfolio turnover rate	25%		28%	30%	55%	79%

The notes to the financial statements are an integral part of this report.

103

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class A
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Net asset value
Beginning of year	$8.91		$14.38	$13.30	$11.95	$12.11

Investment operations
Net investment income(a)	0.22		0.30	0.28	0.23	0.24
Net realized and unrealized gain (loss) on investments	0.82		(4.74)	1.41	1.54	0.69
Total from investment operations	1.04		(4.44)	1.69	1.77	0.93

Distributions
Net investment income	(0.22)		(0.31)	(0.23)	(0.24)	(0.25)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)
Total distributions	(0.22)		(1.03)	(0.61)	(0.42)	(1.09)

Net asset value
End of year	$9.73		$8.91	$14.38	$13.30	$11.95

Total return(b)	12.10%		(32.94)%	13.11%	15.09%	7.79%

Net assets end of year	$18,280		$18,666	$32,485	$32,666	$32,934

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	1.67	%(o)	1.55%	1.55%	1.55%	1.55%
Before reimbursement/fee waiver	2.07	%(o)	1.56%	1.58%	1.63%	1.59%
Net investment income, to average net assets(c)	2.46%		2.51%	2.06%	1.84%	2.03%
Portfolio turnover rate	107%		50%	42%	42%	57%

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class B
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Net asset value
Beginning of year	$8.88		$14.32	$13.25	$11.91	$12.07

Investment operations
Net investment income(a)	0.16		0.22	0.19	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.82		(4.72)	1.41	1.53	0.68
Total from investment operations	0.98		(4.50)	1.60	1.68	0.85

Distributions
Net investment income	(0.16)		(0.22)	(0.15)	(0.16)	(0.17)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)
Total distributions	(0.16)		(0.94)	(0.53)	(0.34)	(1.01)

Net asset value
End of year	$9.70		$8.88	$14.32	$13.25	$11.91

Total return(b)	11.38%		(33.37)%	12.40%	14.28%	7.13%

Net assets end of year	$3,817		$6,414	$17,508	$20,405	$24,072

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.32	%(o)	2.20%	2.20%	2.20%	2.20%
Before reimbursement/fee waiver	2.89	%(o)	2.30%	2.27%	2.28%	2.27%
Net investment income, to average net assets(c)	1.89%		1.83%	1.43%	1.20%	1.39%
Portfolio turnover rate	107%		50%	42%	42%	57%

The notes to the financial statements are an integral part of this report.

104

For a share outstanding throughout each period

	Transamerica Value Balanced
	Class C
	October 31, 2009		October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005

Net asset value
Beginning of year	$8.87		$14.31	$13.25	$11.91	$12.07

Investment operations
Net investment income(a)	0.16		0.22	0.19	0.15	0.17
Net realized and unrealized gain (loss) on investments	0.83		(4.72)	1.41	1.53	0.69
Total from investment operations	0.99		(4.50)	1.60	1.68	0.86

Distributions
Net investment income	(0.17)		(0.22)	(0.16)	(0.16)	(0.18)
Net realized gains on investments	—		(0.72)	(0.38)	(0.18)	(0.84)
Total distributions	(0.17)		(0.94)	(0.54)	(0.34)	(1.02)

Net asset value
End of year	$9.69		$8.87	$14.31	$13.25	$11.91

Total return(b)	11.43%		(33.33)%	12.40%	14.33%	7.18%

Net assets end of year	$5,248		$5,833	$11,674	$11,316	$11,926

Ratios and supplemental data
Expenses to average net assets
After reimbursement/fee waiver	2.32	%(o)	2.13%	2.17%	2.20%	2.16%
Before reimbursement/fee waiver	2.58	%(o)	2.13%	2.17%	2.20%	2.16%
Net investment income, to average net assets(c)	1.83%		1.92%	1.44%	1.19%	1.43%
Portfolio turnover rate	107%		50%	42%	42%	57%

(a)	Calculated based on average number of shares outstanding.
(b)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(c)	Includes redemption fees, if any. The impact of redemption fees is less than 0.01% for Class A, Class B, Class C, and Class I, respectively.
(d)	Rounds to less than $(0.01) or $0.01.
(e)	Rounds to less than (0.01%) or 0.01%.
(f)	Commenced operations November 15, 2005.
(g)	Not annualized.
(h)	Annualized.
(i)	Commenced operations October 27, 2006.
(j)	Commenced operations November 8, 2004.
(k)	Commenced operations November 1, 2007.
(l)	Includes non recurring reorganization expenses. The impact of the expenses are less than 0.01% for each class.
(m)	Includes non recurring reorganization expenses. The impact of the expenses are 0.02% for each class.
(n)	Includes non recurring reorganization expenses. The impact of the expenses are 0.03% for each class.
(o)	Includes non recurring reorganization expenses. The impact of the expenses are 0.12% for each class.

105

NOTES TO FINANCIAL STATEMENTS

At October 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global and Transamerica Value Balanced (each, a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.

The Funds, except Transamerica Balanced, Transamerica Equity, Transamerica Legg Mason Partners All Cap, Transamerica Short-Term Bond, Transamerica Templeton Global and Transamerica Value Balanced, currently have four classes of shares; Class A, Class B, Class C, and Class I. Transamerica Balanced, Transamerica Legg Mason Partners All Cap, Transamerica Templeton Global, and Transamerica Value Balanced currently have three classes of shares; Class A, Class B, and Class C. Transamerica Equity currently has five classes of shares; Class A, Class B, Class C, Class I, and Class T. Transamerica Short-Term Bond currently has three classes of shares: Class A, Class C, and Class I. Class T shares are not available to new investors. Each of the above classes has a public offering price that reflects different sales charges, if any, and expense levels. Class I shares are currently available for investment primarily to certain affiliated asset allocation funds.

Class I shares may also be made available to other investors, including institutional investors and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents. Class B shares will convert to Class A shares eight years after purchase.

Transamerica Legg Mason Partners All Cap and Transamerica Science & Technology are “non-diversified” under the 1940 Act.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 100% of the resale price.  The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds that enter into forward foreign currency contracts are using the contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2009 are listed in the Schedules of Investments.

106

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. The Funds may write call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. When a Fund writes a covered call or put option/swaption, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

At October 31, 2009, the Funds did not hold any open option or swaption contracts.

Futures contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange - traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at October 31, 2009 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.  Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at October 31, 2009 are listed in the Schedules of Investments.

Multiple class operations, income and expenses: Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class, based upon the value of shares outstanding method as permitted under Rule 18f-3 of the 1940 Act. Each class bears its own specific expenses as well as a portion of general, common expenses.

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds attempt to increase their net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at October 31, 2009 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Cash overdraft:  Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts at a rate based on the federal funds rate.

107

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Recaptured commissions for the year ended October 31, 2009, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica Balanced	$5
Transamerica Equity	114
Transamerica Growth Opportunities	27
Transamerica Legg Mason Partners All Cap	9
Transamerica Science & Technology	5
Transamerica Small/Mid Cap Value	77
Transamerica Templeton Global	5
Transamerica Value Balanced	1

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis.  Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend date. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”), is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year-end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

Redemption fees: A short-term trading redemption fee may be assessed on any sales of Fund shares in a fund account during the first five (5) NYSE trading days following their purchase date. This redemption fee will equal 2% of the amount redeemed and shares held the longest will be treated as being redeemed first and shares held the shortest as being redeemed last. For the year ended October 31, 2009, the Funds received redemption fees which are disclosed in the Funds’ Statements of Changes in Net Assets. Effective March 1, 2009, the Funds no longer charge redemption fees.

Temporary guarantee program: Transamerica Money Market was enrolled in the U.S. Department of the Treasury’s “Treasury” Temporary Guarantee Program for Money Market Funds (the “Program”) through September 18, 2009. Under the Program, the Treasury guaranteed the $1.00 dollar per share value of fund shares as of September 19, 2008.

These Program expenses were borne by Transamerica Money Market without regard to any expense limitation agreement in effect.

NOTE 2.   SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value. The Funds value their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business.  The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

108

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2.   (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close.  Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship. Such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

U.S. government securities: U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government securities generally are categorized in Level 2 of the fair value hierarchy.

U.S. .government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

109

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and generally are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products can be modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and generally are categorized in Level 2 of the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Funds’ investments at October 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, is included at the end of each Fund’s Schedule of Investments.

NOTE 3.   RELATED PARTY TRANSACTIONS

TAM is the Funds’ investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.

At the commencement of the operations, TAM, an affiliate of the Funds, invested in the Funds.  As of October 31, 2009, TAM had remaining investments in the Funds as follows:

Fund Name	Market Value	% of Fund’s Net Assets
Transamerica Convertible Securities
Class C	$341	0.47%

110

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of each Fund’s assets owned by affiliated investment companies at October 31, 2009:

Transamerica Convertible Securities	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$185	0.26%
Transamerica Asset Allocation-Moderate Portfolio	25,746	35.59
Transamerica Asset Allocation-Moderate Growth Portfolio	24,709	34.15
Total	$50,640	70.00%

Transamerica Equity	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$36,950	3.38%
Transamerica Asset Allocation-Growth Portfolio	189,154	17.28
Transamerica Asset Allocation-Moderate Portfolio	119,132	10.89
Transamerica Asset Allocation-Moderate Growth Portfolio	287,601	26.28
Total	$632,837	57.83%

Transamerica Flexible Income	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$16,114	9.08%
Transamerica Asset Allocation-Moderate Portfolio	18,628	10.50
Transamerica Asset Allocation-Moderate Growth Portfolio	21,887	12.33
Transamerica Asset Allocation-Conservative VP	18,058	10.17
Transamerica Asset Allocation-Moderate Growth VP	26,546	14.96
Transamerica Asset Allocation-Moderate VP	30,331	17.09
Total	$131,564	74.13%

Transamerica Growth Opportunities	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,968	4.85%
Transamerica Asset Allocation-Growth Portfolio	33,437	18.07
Transamerica Asset Allocation-Moderate Portfolio	18,719	10.12
Transamerica Asset Allocation-Moderate Growth Portfolio	49,227	26.60
Total	$110,351	59.64%

Transamerica High Yield Bond	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$62,572	10.95%
Transamerica Asset Allocation-Moderate Portfolio	99,014	17.32
Transamerica Asset Allocation-Moderate Growth Portfolio	102,912	18.00
Transamerica Asset Allocation-Conservative VP	50,745	8.88
Transamerica Asset Allocation-Moderate Growth VP	73,887	12.92
Transamerica Asset Allocation-Moderate VP	80,188	14.03
Total	$469,318	82.10%

Transamerica Money Market	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,944	2.27%
Transamerica Asset Allocation-Growth Portfolio	2,950	1.12
Transamerica Asset Allocation-Moderate Portfolio	5,126	1.95
Transamerica Asset Allocation-Moderate Growth Portfolio	6,793	2.59
Transamerica Multi-Manager Alternative Strategies Portfolio	9,783	3.73
Total	$30,596	11.66%

Transamerica Science & Technology	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$3,628	5.55%
Transamerica Asset Allocation-Growth Portfolio	15,636	23.94
Transamerica Asset Allocation-Moderate Portfolio	9,856	15.09
Transamerica Asset Allocation-Moderate Growth Portfolio	26,935	41.23
Total	$56,055	85.81%

Transamerica Short-Term Bond	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$81,293	6.17%
Transamerica Asset Allocation-Moderate Portfolio	105,151	7.98
Transamerica Asset Allocation-Moderate Growth Portfolio	90,155	6.84
Transamerica Asset Allocation-Conservative VP	111,645	8.48
Transamerica Asset Allocation-Moderate Growth VP	150,604	11.43
Transamerica Asset Allocation-Moderate VP	152,867	11.60
Transamerica International Moderate Growth VP	15,298	1.16
Total	$707,013	53.66%

111

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees:  The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica Balanced
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million up to $1.5 billion	0.70%
Over $1.5 billion	0.625%
Transamerica Convertible Securities
First $250 million	0.75%
Over $250 million	0.70%
Transamerica Equity
First $500 million	0.75%
Over $500 million up to $2.5 billion	0.70%
Over $2.5 billion	0.65%
Transamerica Flexible Income
First $250 million	0.725%
Over $250 million up to $350 million	0.675%
Over $350 million	0.625%
Transamerica Growth Opportunities
First $250 million	0.80%
Over $250 million up to $500 million	0.75%
Over $500 million	0.70%
Transamerica High Yield Bond
First $400 million	0.59%
Over $400 million up to $750 million	0.575%
Over $750 million	0.55%
Transamerica Legg Mason Partners All Cap
First $500 million	0.80%
Over $500 million	0.675%
Transamerica Money Market
Average daily net assets	0.40%
Transamerica Science & Technology
First $500 million	0.78%
Over $500 million	0.70%
Transamerica Short-Term Bond *
First $250 million	0.65%
Over $250 million up to $500 million	0.60%
Over $500 million up to $1 billion	0.575%
Over $1 billion	0.55%
Transamerica Small/Mid Cap Value
First $500 million	0.80%
Over $500 million	0.75%
Transamerica Templeton Global
First $500 million	0.80%
Over $500 million	0.70%
Transamerica Value Balanced
First $500 million	0.75%
Over $500 million up to $1 billion	0.65%
Over $1 billion	0.60%

* Effective May 1, 2009, TAM has contractually agreed to waive 0.10% of the investment advisory fee.

TAM has contractually agreed to waive its advisory fee and will reimburse the Funds to the extent that operating expenses, excluding 12b-1 fees and other extraordinary expenses, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica Balanced	1.45%
Transamerica Convertible Securities	1.35
Transamerica Equity*	1.17
Transamerica Flexible Income	1.50
Transamerica Growth Opportunities*	1.40
Transamerica High Yield Bond*	1.24
Transamerica Legg Mason Partners All Cap*	1.20
Transamerica Money Market	0.48
Transamerica Science & Technology	1.18
Transamerica Short-Term Bond	0.85
Transamerica Small/Mid Cap Value	1.40
Transamerica Templeton Global	1.20
Transamerica Value Balanced*	1.20

*The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed class expenses.

There were no amounts recaptured at October 31, 2009.

112

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The following amounts were available for recapture as of October 31, 2009:

Fund	Reimbursement of Class Expenses	Available for Recapture Through
Transamerica Equity
Fiscal Year 2008:		10/31/2011
Class B	$54
Fiscal Year 2009:		10/31/2012
Class A	418
Class B	145
Class C	58
Transamerica Growth Opportunities
Fiscal Year 2008:		10/31/2011
Class A	$31
Class B	27
Fiscal Year 2009:		10/31/2012
Class A	203
Class B	48
Class C	22
Transamerica Legg Mason Partners All Cap
Fiscal Year 2008:		10/31/2011
Class A	$17
Class B	24
Fiscal Year 2009:		10/31/2012
Class A	114
Class B	98
Class C	27
Transamerica Money Market
Fiscal Year 2007:		10/31/2010
Class A	$321
Class B	88
Class C	45
Class I	18
Fiscal Year 2008:		10/31/2011
Class A	276
Class B	71
Class C	62
Class I	2
Fiscal Year 2009:		10/31/2012
Class A	763
Class B	422
Class C	552
Class I	30
Transamerica Science & Technology
Fiscal Year 2007:		10/31/2010
Class A	$13
Class B	14
Class C	4
Fiscal Year 2008:		10/31/2011
Class A	11
Class B	12
Class C	3
Fiscal Year 2009:		10/31/2012
Class A	22
Class B	11
Class C	5
Transamerica Templeton Global
Fiscal Year 2007:		10/31/2010
Class A	$94
Class B	131
Class C	35
Fiscal Year 2008:		10/31/2011
Class A	66
Class B	82
Class C	14
Fiscal Year 2009:		10/31/2012
Class A	385
Class B	67
Class C	65
Transamerica Value Balanced
Fiscal Year 2008:		10/31/2011
Class A	$3
Class B	11
Fiscal Year 2009:		10/31/2012
Class A	67
Class B	27
Class C	13

In addition to the advisory fee waiver for Transamerica Money Market, TAM or any of its affiliates may waive fees or reimburse expenses of one or more classes of Transamerica Money Market in order to avoid a negative yield. At any point in which the Transamerica Money Market, or any classes thereof, achieves a positive yield, the expenses previously waived or reimbursed within the succeeding three years pursuant to this paragraph may be reimbursed to TAM, to the extent that such reimbursement does not cause classes of Transamerica Money Market to experience a negative yield. Waived expenses related to the maintenance of the yield are included in the Statement of Operations, within the class expense (reimbursed). Amounts waived for Class A, B, C, and I as of October 31, 2009 were $384, $321, $465, and $22 respectively.

Distribution and service fees: The Funds have 12b-1 distribution plans under the 1940 Act pursuant to which an annual fee, based on ANA, is paid to the distributor for various disbursements such as broker-dealer account servicing fees and other promotional expenses of the Funds. The Funds are authorized under the 12b-1 plans to pay fees on each class up to the following limits: 0.35% for Class A, 1.00% for Class B, and 1.00% for Class C. 12b-1 fees are not applicable for Class I and Class T.  Effective May 1, 2009, TAM has contractually agreed to waive 0.10% of 12b-1 fees on Class A shares of Transamerica Short-Term Bond.

113

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Underwriter commissions relate to front-end sales charges imposed for Class A shares and contingent deferred sales charges from Class B, Class C, and certain Class A share redemptions. For the year ended October 31, 2009, the underwriter commissions were as follows:

Transamerica Balanced
Received by Underwriter	$46
Retained by Underwriter	7
Contingent Deferred Sales Charge	18
Transamerica Convertible Securities
Received by Underwriter	$34
Retained by Underwriter	6
Contingent Deferred Sales Charge	10
Transamerica Equity
Received by Underwriter	$260
Retained by Underwriter	39
Contingent Deferred Sales Charge	65
Transamerica Flexible Income
Received by Underwriter	$100
Retained by Underwriter	19
Contingent Deferred Sales Charge	9
Transamerica Growth Opportunities
Received by Underwriter	$46
Retained by Underwriter	7
Contingent Deferred Sales Charge	17
Transamerica High Yield Bond
Received by Underwriter	$355
Retained by Underwriter	64
Contingent Deferred Sales Charge	15
Transamerica Legg Mason Partners All Cap
Received by Underwriter	$28
Retained by Underwriter	4
Contingent Deferred Sales Charge	20
Transamerica Money Market
Received by Underwriter	$—
Retained by Underwriter	—
Contingent Deferred Sales Charge	239
Transamerica Science & Technology
Received by Underwriter	$9
Retained by Underwriter	1
Contingent Deferred Sales Charge	2
Transamerica Short-Term Bond
Received by Underwriter	$1,452
Retained by Underwriter	289
Contingent Deferred Sales Charge	41
Transamerica Small/Mid Cap Value
Received by Underwriter	$347
Retained by Underwriter	52
Contingent Deferred Sales Charge	128
Transamerica Templeton Global
Received by Underwriter	$38
Retained by Underwriter	6
Contingent Deferred Sales Charge	10
Transamerica Value Balanced
Received by Underwriter	$12
Retained by Underwriter	2
Contingent Deferred Sales Charge	6

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. For the year ended October 31, 2009, the Funds paid TFS the following:

Fund	Fees
Transamerica Balanced	$348
Transamerica Convertible Securities	40
Transamerica Equity	1,891
Transamerica Flexible Income	83
Transamerica Growth Opportunities	591
Transamerica High Yield Bond	99
Transamerica Legg Mason Partners All Cap	343
Transamerica Money Market	480
Transamerica Science & Technology	53
Transamerica Short-Term Bond	85
Transamerica Small/Mid Cap Value	852
Transamerica Templeton Global	607
Transamerica Value Balanced	116

Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Institutional Funds Group, Transamerica Institutional Asset Allocation Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of Transamerica Funds.

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

114

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Such amounts were to be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upward so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to a Trustee Emeritus (or his/her beneficiary). Upon the commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.

At October 31, 2009, the Funds’ liabilities related to the Emeritus Plan were as follows:

Fund	Emeritus Fees
Transamerica Balanced	$—	(a)
Transamerica Convertible Securities	—	(a)
Transamerica Equity	3
Transamerica Flexible Income	1
Transamerica Growth Opportunities	1
Transamerica High Yield Bond	1
Transamerica Legg Mason Partners All Cap	—	(a)
Transamerica Money Market	—	(a)
Transamerica Science & Technology	—	(a)
Transamerica Short-Term Bond	1
Transamerica Small/Mid Cap Value	1
Transamerica Templeton Global	1
Transamerica Value Balanced	—	(a)

Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of Transamerica Funds.

The Emeritus Plan was terminated effective October 30, 2007. Upon the termination, the Funds continue to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

Brokerage commissions: There were no brokerage commissions incurred on security transactions placed with affiliates of the advisers for the year ended October 31, 2009.

NOTE 4.   INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2009 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica Balanced	$77,028	$13,322	$87,948	$19,027
Transamerica Convertible Securities	133,514	—	199,129	—
Transamerica Equity	537,777	—	471,344	—
Transamerica Flexible Income	197,960	45,519	190,941	55,826
Transamerica Growth Opportunities	109,727	—	108,967	—
Transamerica High Yield Bond	247,301	—	273,372	—
Transamerica Legg Mason Partners All Cap	22,262	—	38,913	—
Transamerica Money Market	—	—	—	—
Transamerica Science & Technology	31,205	—	29,961	—
Transamerica Short-Term Bond	1,200,893	8,780	581,179	8,792
Transamerica Small/Mid Cap Value	304,914	—	438,355	—
Transamerica Templeton Global	22,340	—	30,842	—
Transamerica Value Balanced	24,538	4,170	28,091	5,004

NOTE 5.   FEDERAL INCOME TAX MATTERS

The Funds have not made any provisions for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax provisions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, passive foreign investment companies, net operating losses and distribution reclasses.

(a) Rounds to less than $1.

115

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica Balanced	$—	$57	$(57)
Transamerica Equity	(308,384)	—	308,384
Transamerica Flexible Income	—	145	(145)
Transamerica Growth Opportunities	(99,573)	479	99,094
Transamerica Science & Technology	(273)	273	—
Transamerica Short-Term Bond	—	204	(204)
Transamerica Small/Mid Cap Value	(746)	746	—
Transamerica Templeton Global	(33,613)	6	33,607
Transamerica Value Balanced	(111)	(16)	127

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have any capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through
Transamerica Balanced	$10,542	October 31, 2017
Transamerica Convertible Securities	17,338	October 31, 2016
Transamerica Convertible Securities	16,835	October 31, 2017
Transamerica Equity	94,612	October 31, 2010
Transamerica Equity	52,413	October 31, 2016
Transamerica Equity	223,075	October 31, 2017
Transamerica Flexible Income	890	October 31, 2013
Transamerica Flexible Income	5,058	October 31, 2014
Transamerica Flexible Income	6,946	October 31, 2015
Transamerica Flexible Income	34,692	October 31, 2016
Transamerica Flexible Income	20,375	October 31, 2017
Transamerica Growth Opportunities	4,619	October 31, 2010
Transamerica Growth Opportunities	7,437	October 31, 2011
Transamerica Growth Opportunities	20,295	October 31, 2016
Transamerica Growth Opportunities	16,025	October 31, 2017
Transamerica High Yield Bond	1,546	October 31, 2011
Transamerica High Yield Bond	9,181	October 31, 2016
Transamerica High Yield Bond	55,908	October 31, 2017
Transamerica Legg Mason Partners All Cap	2,254	October 31, 2016
Transamerica Legg Mason Partners All Cap	5,526	October 31, 2017
Transamerica Money Market	1	October 31, 2013
Transamerica Money Market	1	October 31, 2014
Transamerica Money Market	1	October 31, 2017
Transamerica Science & Technology	504	October 31, 2016
Transamerica Science & Technology	12,149	October 31, 2017
Transamerica Short-Term Bond	658	October 31, 2013
Transamerica Short-Term Bond	1,787	October 31, 2014
Transamerica Short-Term Bond	1,304	October 31, 2015
Transamerica Short-Term Bond	10,368	October 31, 2016
Transamerica Short-Term Bond	404	October 31, 2017
Transamerica Small/Mid Cap Value	98,911	October 31, 2016
Transamerica Small/Mid Cap Value	101,374	October 31, 2017
Transamerica Templeton Global	205,203	October 31, 2010
Transamerica Templeton Global	57,944	October 31, 2011
Transamerica Templeton Global	16,825	October 31, 2017
Transamerica Value Balanced	3,594	October 31, 2016
Transamerica Value Balanced	2,286	October 31, 2017

116

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards utilized or expired during the year ended October 31, 2009 were as follows:

Fund	Capital Loss Carryforwards Expired During the Year Ended October 31, 2009
Transamerica Equity	$308,384
Transamerica Growth Opportunities	99,198
Transamerica Templeton Global	33,614

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2009 were as follows:

	Distributions Paid From: 2008		Distributions Paid From: 2009
Fund	Ordinary Income	Long-Term Capital Gain	Ordinary Income	Long-Term Capital Gain
Transamerica Balanced	$1,146	$4,811	$1,491	$6,058
Transamerica Convertible Securities	10,032	28,135	2,634	—
Transamerica Equity	—	—	2,955	—
Transamerica Flexible Income	20,665	—	8,950	—
Transamerica Growth Opportunities	—	—	—	—
Transamerica High Yield Bond	35,509	—	45,747	—
Transamerica Legg Mason Partners All Cap	440	14,797	595	—
Transamerica Money Market	4,684	—	517	—
Transamerica Science & Technology	—	3,111	—	—
Transamerica Short-Term Bond	25,117	—	39,002	—
Transamerica Small/Mid Cap Value	6,446	75,840	8,016	—
Transamerica Templeton Global	2,122	—	662	—
Transamerica Value Balanced	1,133	2,932	611	—

The tax basis components of distributable earnings as of October 31, 2009 are as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
Transamerica Balanced	$118	$—	$(10,542)	$—	$5,455
Transamerica Convertible Securities	82	—	(34,173)	—	1,979
Transamerica Equity	3,339	—	(370,100)	—	78,324
Transamerica Flexible Income	1,236	—	(67,961)	—	7,974
Transamerica Growth Opportunities	—	—	(48,376)	—	7,898
Transamerica High Yield Bond	3,255	—	(66,635)	—	4,576
Transamerica Legg Mason Partners All Cap	179	—	(7,780)	—	1,283
Transamerica Money Market	112	—	(3)	—	(26)
Transamerica Science & Technology	—	—	(12,653)	—	10,607
Transamerica Short Term Bond	519	—	(14,521)	(3,001)	48,327
Transamerica Small/Mid Cap Value	—	—	(200,285)	—	42,372
Transamerica Templeton Global	811	—	(279,972)	—	(4,391)
Transamerica Value Balanced	—	—	(5,880)	—	3,250

117

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 6. ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Funds’ financial statements.

NOTE 7. SUBSEQUENT EVENTS

The Board of Trustees has approved a name change for Transamerica Legg Mason Partners All Cap to Transamerica Focus effective November 6, 2009. The Board has also approved a new investment sub-advisory agreement with Transamerica Investment Management, LLC (“TIM”), effective on the same date.

Effective November 13, 2009, Transamerica Diversified Equity was added to the Trust.

Effective November 13, 2009, Transamerica High Yield Bond changed its name to Transamerica AEGON High Yield Bond.

Effective November 13, 2009, the following funds offered a Class P share:

Transamerica Balanced

Transamerica Diversified Equity

Transamerica Equity

Transamerica Focus (formerly Transamerica Legg Mason Partners All Cap)

Transamerica Growth Opportunities

Transamerica AEGON High Yield Bond (formerly Transamerica High Yield Bond)

Transamerica Money Market

The Board of Trustees approved an Agreement and Plan of Reorganization for funds within the Trust. The following paragraphs describe each effective reorganization.

On November 13, 2009, Transamerica Balanced acquired all of the net assets of Transamerica Value Balanced and Transamerica Premier Balanced Fund pursuant to a Plan of Reorganization.  Transamerica Balanced is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 16,603 shares of Transamerica Balanced for 2,784 shares of Transamerica Value Balanced and 13,545 shares of Transamerica Premier Balanced Fund outstanding on November 13, 2009.  Transamerica Value Balanced’s net assets at that date, $28,129, including $4,036 unrealized appreciation, were combined with those of Transamerica Balanced.  Transamerica Premier Balanced Fund’s net assets at that date, $281,788, including $32,655 unrealized appreciation, were combined with those of Transamerica Balanced.  The aggregate net assets of Transamerica Balanced immediately before the acquisition were $98,823; the combined net assets of Transamerica Balanced immediately after the acquisition were $408,740.  Shares issued with the acquisition were as follows:

Transamerica Value Balanced

Classes	Shares	Amount
A	1,014	$18,932
B	207	3,855
C	289	5,342

Transamerica Premier Balanced Fund

Class	Shares	Amount
P	15,093	$281,788

118

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 7. (continued)

On November 13, 2009, Transamerica Diversified Equity acquired all of the net assets of Transamerica Science & Technology, Transamerica Templeton Global, Transamerica Premier Diversified Equity Fund and Transamerica Premier Institutional Diversified Equity Fund pursuant to a Plan of Reorganization.  Transamerica Premier Diversified Equity Fund is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 35,311 shares of Transamerica Diversified Equity for 17,970 shares of Transamerica Science & Technology, 4,437 shares of Transamerica Templeton Global, 21,531 shares of Transamerica Premier Diversified Equity Fund and 216 shares of Transamerica Premier Institutional Diversified Equity Fund outstanding on November 13, 2009.  Transamerica Science & Technology’s net assets at that date, $71,411, including $16,692 unrealized appreciation, were combined with those of Transamerica Diversified Equity.

Transamerica Templeton Global’s net assets at that date, $103,595, including $5,276 unrealized appreciation, were combined with those of Transamerica Diversified Equity.  Transamerica Premier Diversified Equity Fund’s net assets at that date, $276,775, including $29,067 unrealized appreciation, were combined with those of Transamerica Diversified Equity.  Transamerica Premier Institutional Diversified Equity Fund’s net assets at that date, $2,115, including $346 unrealized appreciation, were combined with those of Transamerica Diversified Equity was newly organized on November 13, 2009; therefore it had no assets before the acquisition. The combined net assets of Transamerica Diversified Equity immediately after the acquisition were $453,896.  Shares issued with the acquisition were as follows:

Transamerica Science & Technology

Classes	Shares	Amount
A	500	$6,423
B	131	1,678
C	128	1,647
I	4,797	61,663

Transamerica Templeton Global

Classes	Shares	Amount
A	6,267	$80,558
B	654	8,412
C	1,138	14,625

Transamerica Premier Diversified Equity Fund

Class	Shares	Amount
P	21,531	$276,775

Transamerica Premier Institutional Diversified Equity Fund

Class	Shares	Amount
I	165	$2,115

119

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 7. (continued)

On November 13, 2009, Transamerica Equity acquired all of the net assets of Transamerica Premier Equity Fund and Transamerica Premier Institutional Equity Fund pursuant to a Plan of Reorganization.  Transamerica Equity is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 66,720 shares of Transamerica Equity for 25,932 shares of Transamerica Premier Equity Fund and 8,477 shares of Transamerica Premier Institutional Equity Fund outstanding on November 13, 2009.  Transamerica Premier Equity Fund’s net assets at that date, $459,628, including $49,578 unrealized appreciation, were combined with those of Transamerica Equity.  Transamerica Premier Institutional Equity Fund’s net assets at that date, $80,465, including $7,579 unrealized appreciation, were combined with those of Transamerica Equity.  The aggregate net assets of Transamerica Equity immediately before the acquisition were $1,167,181; the combined net assets of Transamerica Equity immediately after the acquisition were $1,707,274.  Shares issued with the acquisition were as follows:

Transamerica Premier Equity Fund

Class	Shares	Amount
P	56,955	$459,628

Transamerica Premier Institutional Equity Fund

Class	Shares	Amount
I	9,765	$80,465

On November 13, 2009, Transamerica Focus (formerly Transamerica Legg Mason Partners All Cap) acquired all of the net assets of Transamerica Premier Focus Fund pursuant to a Plan of Reorganization.  Transamerica Premier Focus Fund is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 5,802 shares of Transamerica Focus for 3,672 shares of Transamerica Premier Focus Fund outstanding on November 13, 2009.  Transamerica Focus’s net assets at that date, $72,239, including $4,752 unrealized appreciation, were combined with those of Transamerica Premier Focus Fund.  The aggregate net assets of Transamerica Premier Focus Fund immediately before the acquisition was $68,302; the combined net assets of Transamerica Focus immediately after the acquisition was $140,541.  Shares issued with the acquisition were as follows:

Transamerica Premier Focus Fund

Class	Shares	Amount
P	5,802	$68,302

On November 13, 2009, Transamerica Growth Opportunities acquired all of the net assets of Transamerica Premier Growth Opportunities Fund pursuant to a Plan of Reorganization.  Transamerica Growth Opportunities is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 12,010 shares of Transamerica Growth Opportunities for 4,478 shares of Transamerica Premier Growth Opportunities Fund outstanding on November 13, 2009.  Transamerica Premier Growth Opportunities Fund’s net assets at that date, $96,199, including $12,641 unrealized appreciation, were combined with those of Transamerica Growth Opportunities.  The aggregate net assets of Transamerica Growth Opportunities immediately before the acquisition were $197,060; the combined net assets of Transamerica Growth Opportunities immediately after the acquisition were $293,259.  Shares issued with the acquisition were as follows:

Transamerica Premier Growth Opportunities Fund

Class	Shares	Amount
P	12,010	$96,199

120

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 7. (continued)

On November 13, 2009, Transamerica Flexible Income acquired all of the net assets of Transamerica Convertible Securities pursuant to a Plan of Reorganization.  Transamerica Flexible Income is the accounting survivor.  The acquisition was accomplished by a tax free exchange of 8,937 shares of Transamerica Flexible Income for 8,540 shares of Transamerica Convertible Securities outstanding on November 13, 2009.  Transamerica Convertible Securities’s net assets at that date, $75,162, including $5,629 unrealized appreciation, were combined with those of Transamerica Flexible Income.  The aggregate net assets of Transamerica Flexible Income immediately before the acquisition were $186,259; the combined net assets of Transamerica Flexible Income immediately after the acquisition were $261,421.  Shares issued with the acquisition were as follows:

Transamerica Convertible Securities

Class	Shares	Amount
A	1,554	$13,041
B	294	2,469
C	717	5,997
I	6,372	53,655

On November 20, 2009, Transamerica Money Market acquired all of the net assets of Transamerica Premier Cash Reserve Fund pursuant to a Plan of Reorganization.  Transamerica Money Market is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 43,668 shares of Transamerica Money Market for 43,668 shares of Transamerica Premier Cash Reserve Fund outstanding on November 20, 2009.  Transamerica Premier Cash Reserve Fund’s net assets at that date, $43,668, were combined with those of Transamerica Money Market.  The aggregate net assets of Transamerica Money Market immediately before the acquisition were $254,159; the combined net assets of Transamerica Money Market immediately after the acquisition were $297,827.  Shares issued with the acquisition were as follows:

Transamerica Premier Cash Reserve Fund

Class	Shares	Amount
P	43,668	$43,668

On November 20, 2009, Transamerica AEGON High Yield Bond acquired all of the net assets of Transamerica Premier High Yield Bond Fund pursuant to a Plan of Reorganization.  Transamerica AEGON High Yield Bond is the accounting survivor.  The acquisition was accomplished by a tax - free exchange of 10,999 shares of Transamerica AEGON High Yield Bond for 14,218 shares of Transamerica Premier High Yield Bond Fund outstanding on November 20, 2009.  Transamerica Premier High Yield Bond Fund’s net assets at that date, $93,513, including $7,785 unrealized appreciation, were combined with those of Transamerica AEGON High Yield Bond.  The aggregate net assets of Transamerica AEGON High Yield Bond immediately before the acquisition were $582,106; the combined net assets of Transamerica AEGON High Yield Bond immediately after the acquisition were $675,619.  Shares issued with the acquisition were as follows:

Transamerica Premier High Yield Bond Fund

Class	Shares	Amount
I	4,929	$42,041
P	6,070	51,472

121

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 7. (continued)

Effective November 30, 2009, the following funds offered a new class of shares, Class I shares:

Transamerica Balanced

Transamerica Diversified Equity

Transamerica Equity

Transamerica Flexible Income

Transamerica Growth Opportunities

Transamerica AEGON High Yield Bond

Transamerica Focus

Transamerica Money Market

Transamerica Short-Term Bond

Transamerica Small/Mid Cap Value

Effective November 30, 2009, all previously existing Class I shares were re-designated as Class I2 shares.

Management has evaluated subsequent events through December 21, 2009, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ Financial Statements.

122

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global, and Transamerica Value Balanced:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica Balanced, Transamerica Convertible Securities, Transamerica Equity, Transamerica Flexible Income, Transamerica Growth Opportunities, Transamerica High Yield Bond, Transamerica Legg Mason Partners All Cap, Transamerica Money Market, Transamerica Science & Technology, Transamerica Short-Term Bond, Transamerica Small/Mid Cap Value, Transamerica Templeton Global, and Transamerica Value Balanced (individually a “Fund”, collectively the “Funds”) at October 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida

December 21, 2009

123

TRANSAMERICA BALANCED

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Balanced (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe.  It was noted that the peer group was challenging due to varying asset allocations.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

124

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

125

TRANSAMERICA CONVERTIBLE SECURITIES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Convertible Securities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe.  It was noted that the Fund’s contractual management fee was within 7 basis points of the expense group median.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

126

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

127

TRANSAMERICA EQUITY

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period.  The Board discussed the concentrated approach taken by the Fund’s management team.  The Trustees agreed that they would continue to monitor the performance of the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Fund were above the medians for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

128

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

129

TRANSAMERICA FLEXIBLE INCOME

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Flexible Income (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods.  The Board discussed the reasons for the Fund’s underperformance with TAM.  It was noted that the Fund’s new portfolio management team, which began managing the Fund in October 2008, has repositioned and diversified the Fund in an attempt to improve performance and consistency.  The Trustees agreed that they would continue to monitor the performance of the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe.  It was noted that TAM voluntarily lowered its management fee in 2007, and again in 2008.  Management also noted that it was exploring alternatives to improve fees, including through a potential reorganization.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

130

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

131

TRANSAMERICA GROWTH OPPORTUNITIES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Growth Opportunities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5- year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Fund were above the medians for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

132

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

133

TRANSAMERICA HIGH YIELD BOND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica High Yield Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and AEGON USA Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods and below the median for the past 5-year period.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

134

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

135

TRANSAMERICA LEGG MASON PARTNERS ALL CAP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Legg Mason Partners All Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ClearBridge Advisors, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

136

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

137

TRANSAMERICA MONEY MARKET

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Money Market (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-, 3- and 5- year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was in line with the median for its expense group and above the median for its expense universe and that the total expenses of the Fund were below the median for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  Although TAM and the Sub-Adviser do not offer breakpoints, the Board noted TAM and the Sub-Adviser have competitive advisory fees at all asset levels, thereby mitigating the need for breakpoints.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

138

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

139

TRANSAMERICA SCIENCE & TECHNOLOGY

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Science & Technology (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and in line with the median for its peer universe for the past 3- and 5-year periods.  The Trustees agreed they would continue to monitor the performance of the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

140

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

141

TRANSAMERICA SHORT-TERM BOND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Short-Term Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were below the medians for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

142

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

143

TRANSAMERICA SMALL/MID CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Small/Mid Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods.  It was noted that the current management team took over the Fund on October 1, 2008.  The Trustees agreed that they would continue to monitor the performance of the new management team closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was below the medians for its expense group and universe and that the total expenses of the Fund were above the median for its expense group and in line with the median for its expense universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

144

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

145

TRANSAMERICA TEMPLETON GLOBAL

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Templeton Global (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreements”) of the Fund between TAM and the following sub-advisers: Templeton Investment Counsel, LLC and Transamerica Investment Management, LLC (each the “Sub-Adviser” and collectively the “Sub-Advisers”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreements through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Advisers such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Advisers.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Advisers as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Advisers to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Advisers’ investment approaches for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Advisers and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Advisers are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Advisers for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Advisers, TAM’s management oversight process and the professional qualifications of the portfolio management teams of the Sub-Advisers.  The Trustees determined that TAM and the Sub-Advisers can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods.  The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Advisers, the Board concluded that TAM and the Sub-Advisers are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee was below the median for its expense group and in line with median for its expense universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Advisers.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Advisers offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Advisers, in the future.

Benefits to TAM, its affiliates, or the Sub-Advisers from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Advisers from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Advisers are participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.

146

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreements, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreements for the Fund.

147

TRANSAMERICA VALUE BALANCED

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Value Balanced (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Transamerica Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders.  The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010.  In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser.  The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts.  The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management.  In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant.  They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided.  The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future.  The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund.  The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser.  The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund.  The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008.  The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-, 3- and 5- year periods.  The Trustees discussed the recent management changes, and agreed that they would continue to monitor the performance of the Fund closely.  On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability.  The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates.  The Board reviewed the management and sub-advisory fees for the Fund.  The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe.  Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser.  In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows.  The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.  In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows.  The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund.  The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders.  The Trustees  noted that TAM would not realize soft dollar benefits from its relationship with the Fund.  The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

148

Other considerations.  The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders.  In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser.  The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion.  After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable thereunder, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

149

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2009, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income
Transamerica Balanced	$1,373
Transamerica Convertible Securities	1,175
Transamerica Equity	2,955
Transamerica Flexible Income	145
Transamerica Legg Mason Partners All Cap	595
Transamerica Small/Mid Cap Value	7,984
Transamerica Templeton Global	603
Transamerica Value Balanced	511

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage
Transamerica Balanced	82.58%
Transamerica Convertible Securities	42.49
Transamerica Equity	100.00
Transamerica Flexible Income	1.62
Transamerica Legg Mason Partners All Cap	100.00
Transamerica Science & Technology	100.00
Transamerica Small/Mid Cap Value	99.61
Transamerica Templeton Global	22.05
Transamerica Value Balanced	78.18

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2009 were as follows:

Fund	Long-Term Capital Designation
Transamerica Balanced	$6,058

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009
Form 1099-DIV.

150

TRANSAMERICA FUNDS

Transamerica Legg Mason Partners All Cap

RESULTS OF SHAREHOLDER PROXY (unaudited)

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered investment management companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Trustees of the Fund solicited a vote by the shareholders for the following item.

At a special meeting of shareholders held on October 23, 2009, the results of Proposal 1 were as follows:

Proposal 1:  To approve a new Sub-Advisory Agreement with a new sub-adviser:

For	Against	Abstentions/Broker Non- Votes
$42,464,747.03	$1,851,253.48	$3,260,080.07

151

TRANSAMERICA FUNDS

Transamerica High Yield Bond

Transamerica Money Market

RESULTS OF SHAREHOLDER PROXY (unaudited)

Effective as of November 20, 2009, Transamerica Premier High Yield Bond Fund was reorganized into Transamerica High Yield Bond and Transamerica Premier Cash Reserve Fund was reorganized into Transamerica Money Market.

Section 270.30e-1 under the Investment Company Act of 1940, as amended, titled “Reports to Stockholders of Management Companies,” requires registered investment management companies to report on all subject matters put to the vote of shareholders and provide final results.  Accordingly, the Board of Directors of Transamerica Investors, Inc. solicited a vote by the shareholders of Transamerica Premier High Yield Bond Fund and Transamerica Premier Cash Reserve Fund for the following items.

At a special joint meeting of shareholders held on November 16, 2009, the results of the Proposals were as follows:

Proposal 1:  To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all the assets of Transamerica Premier High Yield Bond Fund, in exchange for shares of Transamerica High Yield Bond to be distributed to the shareholders of Transamerica Premier High Yield Bond Fund and the assumption of all of the liabilities of Transamerica Premier High Yield Bond Fund by Transamerica High Yield Bond, and (ii) the subsequent liquidation of Transamerica Premier High Yield Bond Fund:

For	Against	Abstentions/Broker Non-Votes
9,736,318.689	487,877.977	366,384.415

Proposal 2:  To approve an Agreement and Plan of Reorganization, providing for (i) the acquisition of all the assets of Transamerica Premier Cash Reserve Fund, in exchange for shares of Transamerica Money Market to be distributed to the shareholders of Transamerica Premier Cash Reserve Fund and the assumption of all of the liabilities of Transamerica Premier Cash Reserve Fund by Transamerica Money Market, and (ii) the subsequent liquidation of Transamerica Premier Cash Reserve Fund:

For	Against	Abstentions/Broker Non-Votes
21,148,850.247	3,108,833.699	1,191,774.511

152

TRANSAMERICA FUNDS

Management of the Funds  (unaudited)

The Board Members and executive officers of the Trust are listed below. The Board governs each fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each fund and the operation of the Trust by its officers. The Board also reviews the management of each fund’s assets by the investment adviser and its respective sub-adviser.  The funds are among the funds advised and sponsored by TAM (collectively, “Transamerica Asset Management Group”). Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”) and consists of 163 funds as of the date of this SAI.

The mailing address of each Board Member is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 — present), President (2007 — present), Chief Executive Officer (2006 — present), Vice President, Secretary and Chief Compliance Officer (2003 — 2006), Transamerica Investors, Inc. (“TII”);Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present); Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Chief Compliance Officer, General Counsel and Secretary (1999 — 2006), Transamerica Funds and TST; Chairman (2007 — present), Board Member (2006 — present), President and Chief Executive Officer (2006 — present), Senior Vice President (2002 — 2006), General Counsel, Secretary and Chief Compliance Officer (2002 — 2006), TIS; Chairman, President and Chief Executive Officer (2006 — present), Director (2002 — present), Senior Vice President (1999 — 2006), General Counsel and Secretary (2000 — 2006), Chief Compliance Officer (2004 — 2006), TAM; Chairman, President and Chief Executive Officer (2006 — present), Senior Vice President (1999 — 2006), Director (2002 — present), General Counsel and Secretary (2001 — 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 —present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 — 2004); and Director, (2008 — present), Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 — 2005) and Transamerica Investment Management, LLC (“TIM”) (2001 — 2005).

				163	N/A

153

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 — present); Board Member, TII (2003 — present); and Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present).	163	Big 5 Sporting Goods (2002 — present); AGL Resources, Inc. (energy services holding company) (2008 — present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 — present); Board Member, TST (2001 — present); Board Member, Transamerica Funds and TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present);Owner and President, Prestige Automotive Group (2001 — 2005); President, L. J. Hill & Company (1999 — present); Market President, Nations Bank of Sun Coast Florida (1998 — 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 — 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 — 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 — 1991).

				163	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 — present); Board Member, TII (July 2009 — present); Principal, Maxam Capital Management, LLC (2006 — 2008); and Principal, Cobble Creek Management LP (2004 — 2006).	163	N/A

Neal M. Jewell (1935)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 - present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 — 2004).	163	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 — 1990 and 2002 - Present	General Manager, Sheraton Sand Key Resort (1975 — present); Board Member, TST (1986 — present); Board Member, Transamerica Funds, (1986 — 1990), (2002 — present); Board Member, TIS (2002 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); and Board Member, TII (2008 — present).	163	N/A

154

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships
Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, HedgeServ Corporation (hedge fund administration) (2008 — present); Self-employed consultant (2006 — present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 — 2008); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and President, International Fund Services (alternative asset administration) (1993 — 2005).	163	N/A

Norman R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 — present); Board Member, Transamerica Funds, TST and TIS (2006 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Director, Iowa Student Loan Service Corporation (2006 — present); Director, League for Innovation in the Community Colleges (1985 — 2005); Director, Iowa Health Systems (1994 — 2003); Director, U.S. Bank (1987 — 2006); and President, Kirkwood Community College (1985 — 2005).	163	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 — present); Board Member, TPFG, TPFG II and TAAVF (1993 — present); Board Member, TPP (2002 — present); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 — 2004).	163	Board of Governors, Reconstruction-ist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	Retired (2007 — present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 — 2007); Board Member, Transamerica Funds, TST and TIS (2007 — present); Board Member, TII (2008 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (1993 — present); Vice President, American Express (1987 — 1989); Vice President, The Equitable (1986 — 1987); and Strategy Consultant, Booz, Allen & Hamilton (1982 — 1986).	163	N/A

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (2008 — present); Retired (2004 — 2008);	163	Operation Par, Inc. (2008 —

155

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen by Board Member	Other Directorships

Board Member, TST and TIS (2004 — present); Board Member, Transamerica Funds (2005 — present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 — present); Board Member, TII (2008 — present); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 — 2004); and Treasurer, The Hough Group of Funds (1993 — 2004).

present); West Central Florida Council — Boy Scouts of America (2008 — present)

*                 Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**          May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.

***    Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

156

OFFICERS

The mailing address of each officer is c/o Secretary, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period).  Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, Transamerica Funds, TST and TIS (2006 — present); Vice President, General Counsel and Secretary, TII, (2006 — present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 — present); Director, Senior Vice President, General Counsel, Operations, and Secretary, TAM and TFS (2006 — present); Assistant Vice President, TCI (2007 — present); and Director, Deutsche Asset Management (1998 — 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST and TIS (2007 — present); Vice President, Treasurer and Principal Financial Officer, TII (2007 — present); Vice President (2007 — present), Treasurer and Principal Financial Officer (2001 — present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 — present); Senior Vice President (2008 — present), Vice President (2001 — 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 — present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 — present); and Treasurer, Diversified Actuarial Services, Inc. (2002 — present).

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 — present); Vice President - Investment Administration (2005 — 2007), TII; Vice President and Chief Investment Officer (2007 — present), Senior Vice President - Investment Management (2006 — 2007), Vice President - Investment Management (2005 — 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 — present); Director (2005 — present), Senior Vice President — Investment Management (2006 — present) and Chief Investment Officer (2007 — present), TAM; Director, TFS (2005 — present); and Assistant Vice President, Raymond James & Associates (1999 — 2004).

157

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (2004 — present); Chief Compliance Officer, Transamerica Funds, TST and TIS (2008 — present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST and TIS (2008 — present); Chief Compliance Officer, Vice President and Conflicts of Interest Officer, TII (2008 — present); Senior Vice President and Chief Compliance Officer, TAM (2008 — present); Senior Vice President, TFS (2008 — present); Vice President and Chief Compliance Officer, DIA (2004 - present); with DIA since 1988; Director (1999 — present), Vice President and Chief Compliance Officer (1996 — present), DISC; Assistant Vice President, TFLIC (1999 — present); and Chief Compliance Officer, Transamerica Partners Variable Funds (2004 - present).

Robert A. DeVault, Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Treasurer, TII (January 2009 — present); and Assistant Vice President (2007 — present) and Manager, Fund Administration, (2002 — 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2007 — present); Assistant Treasurer, TII (2007 — present); and Vice President, DIA (1998 — present).

Sarah L. Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Secretary, TII (January 2009 — present); Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 — present); Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 - 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 — 2007).

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 — present); Assistant Secretary, TII (January 2009 — present); Counsel, TAM (2008 — present); Counsel (contract), Massachusetts Financial Services, Inc. (2007); Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 — 2007); and Associate, Greenberg Traurig, P.A. (2004 — 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (2008 — present); Tax Officer, TII (2008 — present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 — 2007) and Gregory, Sharer & Stuart (2005 — 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 — 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 — 2003).

*                 Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Funds’ Board Members can be found in the Statement of Additional Information, available, without charge, upon request, by calling toll free 1-888-233-4339 or on the Trust’s website at www.transamericafunds.com.

158

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-888-233-4339 and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Funds will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday—Friday. Your request will take effect within 30 days.

159

Notice of privacy policy

(unaudited)

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•                  Information we receive from you on applications or other forms, such as your name, address, and account number;

•                  Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•                  Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:          This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

160

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Class I Funds

Annual Report

October 31, 2009

www.transamericafunds.com

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Dear Fellow Shareholder:

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you with the intent of presenting a comprehensive review of the investments of each of your funds. The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all shareholders, and we believe this report to be an important part of the investment process. In addition to providing a comprehensive review, this report also provides a discussion of accounting policies as well as matters presented to shareholders that may have required their vote.

We believe it is important to recognize and understand current market conditions in order to provide a context for reading this report.  During the past twelve months, markets have oscillated from significant weakness in conjunction with investors’ concerns over the health of the economy and the labor market to strength in conjunction with investor optimism of recovery and bargain hunting.  The equity markets touched new lows in March 2009, and then subsequently rallied sharply. The period ended in October with positive twelve-month returns for both the broad equity and bond markets. As economic recovery prospects have improved, the U.S. dollar has weakened versus the Euro, Pound Sterling, and Japanese Yen. Oil prices have been quite volatile over the past year, hitting their lows in January 2009 and recovering to end higher at the end of the period. From a rate of 1.00% at the beginning of the period, the Federal Reserve lowered the federal funds rate in December 2008 to a range of 0%-0.25% in an effort to stimulate the economy. The unemployment rate has continued to climb and reached 10.2% in October. Bargain hunting and an increased appetite for risk following market lows in March 2009 has led to strong gains for particular equity and fixed-income sectors, including emerging market stocks, technology stocks and high-yield bonds. Treasuries and money market securities have lagged on a relative basis. For the twelve months ending October 31, 2009, the Dow Jones Industrial Average returned 7.71%; the Standard & Poor’s 500 Index returned 9.80%; and the Barclays Capital Aggregate U.S. Bond Index returned 13.79%. Please keep in mind it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline, and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

John K. Carter	Christopher A. Staples
Chairman of the Board,	Senior Vice President & Chief Investment Officer
President & Chief Executive Officer	Transamerica Funds
Transamerica Funds

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of the Transamerica Funds. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of the Transamerica Funds.

Transamerica AllianceBernstein International Value

(unaudited)

MARKET ENVIRONMENT

International equity markets gained during the 12-month period ended October 31, 2009, as the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”) advanced 28.41%. The period started with volatile markets amid uncertainty within the financial sector and growing concerns about the broader global economy. Markets began to recover in March 2009 as investors took heart from renewed US government efforts to stabilize the banking system. We have since experienced a dramatic rally from the lows reached in March 2009 as investors once again returned to risky assets.

PERFORMANCE

For the year ended October 31, 2009, Transamerica AllianceBernstein International Value Class I returned 24.32%. By comparison, its benchmark, the MSCI-EAFE, returned 28.41%.

STRATEGY REVIEW

An overweight to the finance sector, combined with stock selection in the sector, contributed to performance. This included our position in Deutsche Bank, which benefitted from government action to revive bank lending and its own restructuring efforts. Other contributors included Petro Canada in the energy sector and Sumitomo Metal Mining in the industrial commodities sector.

Detracting from relative performance was an overweight to the telecommunications sector and stock selection in that sector. Other notable detractors from performance included Stora Enso, the Finnish paper and packaging products company, which reported disappointing results and a larger than expected reduction in its dividend. With demand deteriorating at unprecedented rates and costs remaining stubbornly high, we trimmed our position in the stock in the first quarter. Japanese financial ORIX Corp. also detracted from relative returns, as did UK-based integrated energy company Centrica PLC.

The portfolio’s country allocations are primarily a result of our bottom-up stock selection process. Security selection within countries was generally positive during the quarter, contributing to returns in Japan, Germany and Australia, while detracting in the United Kingdom, Finland and Belgium. Country selection detracted from overall performance, particularly our underweight to Hong Kong and overweight to Germany. Currency detracted from performance in the portfolio, hurt by an overweight to the US dollar.

Despite the improvement in sentiment, investors remain anxious. While risk aversion and volatility are down materially from their peaks, there is an unusually wide divergence of opinion about the outlook for corporate earnings, indicating that uncertainty remains high. And discounts on the most attractive stocks are still above their long-term averages across most sectors.

Sharon E. Fay, CFA

Kevin F. Simms, CPA

Henry S. D’Auria, CFA

Eric J. Franco, CFA

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica AllianceBernstein International Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	24.32%	(2.07)%	12/06/2005
MSCI-EAFE*	28.41%	1.48%	12/06/2005

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East (“MSCI-EAFE”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Global Allocation

(unaudited)

MARKET ENVIRONMENT

For the period of November 1, 2008 through October 31, 2009, both global equity and global bond markets rebounded sharply and generated attractive returns for investors. Global equities, as measured by the Financial Times Stock Exchange World Index (“FTSE World”), returned 22.55%.  Global bonds, as measured by the Barclays Capital Global Aggregate Bond Index, returned 18.41%. We believe the environment offers attractive investment opportunities. However we feel that a diversified approach across asset classes and regions will remain important as investors evaluate Central Bank economic policies and monitor the stability of economic conditions, including tractable gains in GDP and sustainable corporate earnings.

PERFORMANCE

For the year ended October 31, 2009, Transamerica BlackRock Global Allocation Class I returned 20.57%.  By comparison, its benchmark, the FTSE World, returned 22.55%.

STRATEGY REVIEW

The Fund invests in a combination of equities and bonds; therefore, the Reference Portfolio provides both a truer representation of the Fund’s composition and a more comparable means for measurement. Returns for each component of the Reference Portfolio for the 12-months ended October 31, 2009, were as follows; the Standard and Poor’s 500 Composite Stock Index (“S&P 500”) returned 9.80%, the FTSE World Index (ex-U.S.) returned 33.56%; the BofA Merrill Lynch current 5-year Treasury Index returned 6.33%; and the Citigroup (non-USD) World Government Bond Index returned 19.26%. Fund results exceeded the 16.58% return of its Reference Portfolio for the 12-month period, but trailed the 22.55% return of its broad-based all-equity benchmark, the FTSE World.

In absolute terms, the Fund’s returns were aided by the recovery in global equity prices which occurred over the past 12 months.  Although underweight equities relative to its Reference Portfolio, the Fund benefitted from its underweight and stock selection in the U.S. along with an overweight and stock selection in Canada. The Fund also benefitted from its overweight position in emerging markets including Brazil, Russia, India, and China. From a sector perspective, stock selection in the Energy, Health Care, and Industrial sectors along with an overweight to Materials and an underweight and stock selection in Utilities all contributed positively. Detracting from the Fund’s relative performance was its underweight and stock selection in Australia, in addition to its underweight and stock selection in Spain and France, and an overweight and stock selection in Japan. From a sector perspective, an underweight and stock selection in the Information Technology, Financials, and Consumer Discretionary sectors all detracted from relative performance.

Although underweight bonds, the Fund benefited from the composition of its fixed income component. This included an overweight in U.S. TIPS (Treasury Inflation Protected Securities) and an overweight in both U.S. and non-U.S. convertible bonds. Also contributing to performance was the Fund’s underweight in nominal U.S. Treasuries relative to its Reference Portfolio.

As of October 31, 2009, the Fund is modestly underweight equities relative to its Reference Portfolio. From a regional perspective, the Fund is overweight Asian and Latin American stocks and underweight U.S. and European stocks. The Fund is also underweight fixed income securities relative to its Reference Portfolio. Within fixed income, the Fund is overweight convertible bonds as well as U.S. TIPS (Treasury Inflation Protected Securities) and underweight Japanese and Euro-denominated government bonds.  The Fund is overweight cash equivalents relative to its Reference Benchmark. Cash is actively managed and has helped mitigate portfolio volatility, served as a source of funds for new investments and contributed to reducing the overall portfolio interest rate duration.

Dennis W. Stattman

Romualdo Roldan

Dan Chamby

Co-Portfolio Managers

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	20.57%	5.97%	12/06/2005
FTSE World *	22.55%	0.47%	12/06/2005

NOTES

* The Financial Times Stock Exchange World (“FTSE World”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Large Cap Value

(unaudited)

MARKET ENVIRONMENT

In late 2008 and early 2009, investors had to give serious consideration to the unpleasant possibility that the authorities would be unable to prevent a modern day Great Depression. Events were careening out of control, with the credit seizure and declining economic activity creating a vicious, self-feeding downward spiral. Fortunately, extraordinary policy interventions pulled the global economy back from the brink, and the shift in economic perceptions from deep despair to cautious optimism has driven risk asset prices sharply higher during the final six months of the period. The rally that began in March 2009 progressed strongly, resulting in an approximate 59% increase in the Russell 1000® Value Index (“Russell 1000® Value”) price since it hit bottom on March 6. The same financial stocks that were battered by the credit crises soared during the rally on the heels of “less bad” news, rather than discernable earnings prospects. Over the 12-month period, which comprises a significant portion of the credit crisis, the index returned 4.8% and the Standard and Poor’s 500 Composite Stock Index returned 9.8%.

It is no longer necessary to discount an Armageddon scenario, but there is still much uncertainty about the economic and financial outlook. We believe the nascent economic recovery should be sustained, but there are good reasons to expect it to be a hesitant affair, leaving plenty of scope for periodic disappointments. Thus, we believe that while equity prices should move higher in the next few years, the easy part of the advance is over. In our opinion, further gains will depend more on earnings rather than multiple expansion, and that could prove to be a slow grind, not a powerful advance.

PERFORMANCE

For the year ended October 31, 2009, Transamerica BlackRock Large Cap Value Class I returned 4.50%. By comparison, its benchmark, the Russell 1000® Value, returned 4.78%.

STRATEGY REVIEW

The portfolios performance was attributable to allocation, and to a degree, stock selection. Our overweight and stock selection in energy helped performance. Anadarko Petroleum is an example of an energy stock that performed well during the period, as the firm is benefiting from sustainable $60 to $70 per barrel crude oil prices and recovering natural gas prices. Exploration success in the deepwater Liberian Basin validates the potential resource value to be unlocked through Anadarko’s high-impact exploration program including offshore Brazil, West Africa and the Gulf of Mexico.

Further gains were attributable to our overweight in information technology. Western Digital was one of the stronger performers in the sector, and is selectively gaining share in higher-margin areas through technology and manufacturing advantages. The stock’s recent outperformance was driven by positive earnings revisions as the company executed well relative to the demand upturn in the PC supply chain.

An underweight in utilities also contributed. Our lack of exposure was due to the historically high valuations, which do not reflect increasing regulatory scrutiny. Furthermore, input cost pressures left the sector more cyclical than in the past. Within the healthcare sector, stock selection, especially in the healthcare providers and services area, helped returns. We were overweight in this group, as we believe it provides cost-containment services, which are increasingly important in light of escalating healthcare spending trends.

On the negative side, an underweight and stock selection within consumer staples detracted from performance. One of the largest detractors in the sector was our position in Kroger Co., a position that we exited by the end of the period. We were underweight in the sector due to valuation, lack of growth and competitive challenges. Over the period, raw material costs remained a challenge to the sector’s earnings growth.

Additionally stock selection and an underweight to industrials hurt performance. Lack of exposure to machinery stocks and an overweight to aerospace and defense especially detracted. We continue to like some of the names that detracted over the period such as L-3 Communications. While valuations have been challenging for the defense companies, their customer base remains solid with highly visible funding on key defense programs.

Robert C. Doll, Jr., CFA, CPA

Daniel Hanson, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	4.50%	(4.13)%	11/15/2005
Russell 1000® Value*	4.78%	(3.34)%	11/15/2005

NOTES

* The Russell 1000® Value (“Russell 1000® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BlackRock Natural Resources

(unaudited)

MARKET ENVIRONMENT

The annual period was extremely volatile, beginning with a downward move in late 2008 into the first quarter of 2009, and ending with a significant rally.

The second half of 2008 through the first quarter of 2009 marked the most difficult environment for the strategy since its inception. Dramatic weakness in commodities prices continued through the second half of 2008 as reverberations from the failure of Lehman Brothers and the ongoing credit crisis crippled global economies and end-user demand for most hard commodities. While precious metals and soft commodities fared well on a relative basis, tumbling energy and mining prices contributed to the Consumer Research Bureau (“CRB”) Price Index posting a 36% decline in 2008. In this environment, the Fund generated significant losses, but outperformed most of its peers. Fears over the demand ramifications of a prolonged economic recession/depression for natural resources and forced selling by hedge funds contributed to negative psychology surrounding energy/commodity stocks, weighing heavily on the sector. Investors favored large diversified companies with significant cash reserves, shunning many of the higher-beta exploration and service names in our universe. Investors became increasingly short-sighted as economic conditions continued to worsen, and were unwilling to look beyond the news item of the hour. In this environment, cash-heavy mega-cap stocks within the sector outperformed. Our underweight in large-cap integrated oil stocks such as Exxon Mobil Corp. impaired relative return comparisons as these stocks managed to outperform both the sector and the broad market.

Since early March, however, several key areas of commodities markets have posted substantial gains as investor sentiment notably improved. Changing perceptions of global economic activity levels proved to be the key catalyst for many commodities to rally from extremely depressed levels. Improved growth expectations, coupled with supply cuts resulting from the precipitous price declines endured in the second half of 2008, gave investors increased confidence that supply overhangs would be short-lived across a variety of supply-constrained commodities. As the third quarter of 2009 progressed, these changing perceptions started to become substantiated by improving economic data, inventory restocking, and more favorable operating conditions. Copper prices, which have become a proxy for economic activity levels, continued higher. Oil prices, which had fallen below $35/barrel (bbl) in February 2009, finished October near $80/bbl. During this time, higher-beta names significantly outperformed the lower-beta defensive names that fared best late in 2008.

PERFORMANCE

For the year ended October 31, 2009, Transamerica BlackRock Natural Resources Class I returned 24.41%. By comparison, its benchmark, the Morgan Stanley Capital International Natural Resources Index (“MSCI Natural Resources”), returned 21.55%.

STRATEGY REVIEW

In this environment, the Fund outperformed the MSCI Natural Resources over the one-year period ending October 31, 2009. As the U.S. dollar has come under pressure and the global economy has rebounded, our metals allocation, including gold and industrial metals, generated strong absolute and relative returns. Higher-beta segments have rallied sharply since March 2009 and, as such, our emphasis on higher-growth energy service and exploration & production companies benefited the portfolio. While not emphasized in the portfolio, overweight allocations to the lower-beta, larger-cap, and slower-growth integrated and refining segments detracted from relative performance. Cash also detracted from returns during the period as the Fund rallied.

Due to the long-term nature of our investment approach and our belief that the value of the companies we own has still not been fully realized by the market, portfolio positioning is little changed. We continue to prefer oil service companies that have strong international business prospects and solid balance sheets, and oil & gas exploration & production stocks, as we believe these companies offer superior future production and earnings growth prospects. In contrast, we are less bullish on the major integrated oil & gas companies and refiners.

Robert Shearer, CFA

Portfolio Manager

BlackRock Investment Management, LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	24.41%	0.78%	01/03/2007
MSCI Natural Resources*	21.55%	(0.83)%	01/03/2007

NOTES

* The Morgan Stanley Capital International Natural Resources (“MSCI Natural Resources”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica BNY Mellon Market Neutral Strategy

(unaudited)

MARKET ENVIRONMENT

During the fourth quarter of 2008 markets fell precipitously as it became increasingly clear that the credit crisis would result in an extended global recession. Although the market briefly rebounded toward the end of 2008 on hopes for a positive effect from massive government intervention, they continued to decline in the first quarter of 2009, hitting bottom in early March. A sharp reversal led by the lowest quality, most highly levered stocks ensued as leading indicators suggested the economy might return to growth sooner than expected.  Investor’s relief resulted in the strongest quarterly market gains in the second and third quarters of the year since the fourth quarter of 1998.

PERFORMANCE

For the year ended October 31, 2009, Transamerica BNY Mellon Market Neutral Strategy Class I returned (10.27)%. By comparison, its benchmark, the Bank of America Merrill Lynch 3 Month Treasury Bill + 3% Index, returned 3.35%.

STRATEGY REVIEW

The market neutral strategy is a long/short stock selection strategy based on our quantitative implementation of fundamental and technical valuation concepts. Our daily investment process combines a highly diversified set of factors, or characteristics, including value-based metrics, growth/momentum metrics, and factors based on corporate and management stock buying/selling activity and earnings quality.  We blend these measures into a single composite rank for each stock using a dynamic weighting scheme. Then we construct long and short portfolios that are carefully controlled along several dimensions of risk. These include the requirement that the net of the long and short portfolios always be near neutral in terms of beta, sector/industry exposure, and capitalization, among other risk factors.  Subject to these risk constraints, the target portfolio consists of long positions in the most attractive stocks and short positions in the least attractive stocks.

The portfolio underperformed its benchmark over the twelve months through October 31, 2009. The market comeback was largely led by the lower-quality, highly leveraged companies which had been the most beaten down during the credit crisis. Also challenging for our process was the high degree of market volatility, which produced frequent shifts in market leadership and in the drivers underlying market direction. The environment proved to be unfavorable for our balanced investment process, as it did for many investors using quantitative investment processes, and the fund posted negative returns for the fiscal year. In particular, despite some positive impacts from the valuation-based components of our process, the part of our model that emphasizes earnings and price momentum significantly detracted value from the portfolio.

While we always seek to minimize the impact of industry, sector, market capitalization, and other top-down exposures, we had narrowed our allowable bands in the recent highly volatile environment, and particularly tightened net sector exposures in the most volatile areas such as Finance, Basic Materials, and Energy. As volatility declines, we expect to return to more normal levels of risk control.

Large vehicle manufacturer Oshkosh Corp. was the strongest portfolio holding, as the manufacturer of armored vehicles soared partly due to increased demand from the defense department. Apple was another strong performer, as analysts continued to recommend the stock, expecting the company to see continued growth due to the success of Apple’s iPhone and sales of Macintosh computers.  On the short side, Century Aluminum added value as a steep drop in aluminum prices late last year caused a decline in its stock price.

Utility company Mirant Corp. has lagged its peers during the market rebound and recently suffered downgrades following the announcement of an expected shutdown of a California power plant. A short position in Intuitive Surgical detracted from performance as the maker of surgical robots exceeded revenue and profit estimates. Another short holding, drug maker Inverness Medical Innovations, posted improved revenue, particularly from a jump in North American influenza products sales.

Our investment process seeks to minimize the impact of sector/industry weightings on the performance of the portfolio by maintaining approximately equal weightings of long and short positions in each sector and industry. Nevertheless, slight net long and short sector/industry positions, such as our net short position in the consumer services sector, did have a small negative overall impact on performance.

Michael F. Dunn, CFA

Oliver E. Buckley

Langton C. Garvin, CFA

Co-Portfolio Managers

Mellon Capital Management Corporation

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	(10.27)%	(3.41)%	01/03/2007
BofA Merrill Lynch 3 Month Treasury Bill *	3.35%	5.66%	01/03/2007

NOTES

* The Bank of America Merrill Lynch 3 Month Treasury Bill + 3% Wrap Fee (“BofA Merrill Lynch 3 Month Treasury Bill”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Federated Market Opportunity

(unaudited)

MARKET ENVIRONMENT

The fiscal year ending October 31, 2009 was a tale of two markets. The fiscal year started with global economies falling further into recession.  Equity markets hit record high levels of volatility and suffered significant losses. In response, governments around the world coordinated efforts on interest rate cuts and implemented a variety of capital and financial guarantee programs aimed at restoring the functioning of credit markets. The U.S. Federal Reserve lowered the Federal Funds rate to a historic low, a range between 0.25% and 0%. This first half of the year was marked with the market bottoming in early March.

The second half of the market can be described as a historic bear market rally. The Standard and Poor’s 500 Composite Stock Index bounced off its lows to rally 64% to its high late in the fiscal year.  Economic data showed some improvement with third quarter GDP climbing 3.5%, lead by government stimulus.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Federated Market Opportunity Class I returned 13.01%. By comparison, its primary and secondary benchmarks, the Russell 3000® Value Index and Bank of America Merrill Lynch 3-Month T-Bill Index, returned 4.56% and 0.30%, respectively.

STRATEGY REVIEW

The fund is managed to provide absolute positive returns with low correlation to the U.S. equity market. The fund had a strong positive return for the fiscal year, and it exceeded the return on its market index benchmark.

After the initial equity market crash, valuations on stocks appeared more compelling and the fund’s equity position was increased to take advantage of a rebound in equity prices, which benefited the fund. The fund was more defensively positioned as economic and financial conditions worsened.  Once markets rallied substantially off their lows, the fund increased its position in put options to benefit from a significant decline in U.S. equity prices. The fund had substantial cash reserves in addition to put options as a hedge against an anticipated decline in stock prices. The put options on U.S. equity indexes would increase in value if stock prices fell. The rationale for the fund’s strategy was that market bubble history and market valuation history in general, and rapidly deteriorating economic and financial conditions, supported a highly risk-averse strategy during the latter part of the fiscal year. As the market rose over the second half of the year and the portfolio managers increased the fund’s holdings of put options, the fund had net losses on the put options later in the fiscal year.  Despite that, the fund’s fiscal-year performance significantly exceeded that of its benchmarks.

Equity sector returns were particularly positive in the gold, energy, and material sectors. On a net basis, securities in other sectors had a modest net gain.

Among the positive contributors to the fund’s performance, the best was Yamana Gold Inc., a Canadian gold mining company. The largest loss came from the put options on the Russell 2000® index.  From a country perspective, Canadian stocks were the top contributors to the fund, as the fund held a number of Canadian gold stocks.

Steven J. Lehman, CFA

Dana L. Meissner, CFA

Co-Portfolio Managers

Federated Equity Management Company of Pennsylvania

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	13.01%	0.88%	12/06/2005
Russell 3000® Value *	4.56%	(4.01)%	12/06/2005
BofA Merrill Lynch 3 Month Treasury Bill *	0.30%	3.16%	12/06/2005

NOTES

* The Russell 3000® Value (“Russell 3000® Value”) Index and the Bank of America Merrill Lynch 3 Month Treasury Bill (“BofA Merrill Lynch 3 Month Treasury Bill”) Index are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica JPMorgan Core Bond

(unaudited)

MARKET ENVIRONMENT

The recession of the past year, the deepest in post-World War II history, continued to show signs of improvement during the third quarter. The industrial and housing sectors bounced back strongly after significant and prolonged corrections. These gains were from extremely depressed levels, and the pace will likely ease in the quarters ahead. Nonetheless, strength in these two sectors has helped stem contraction in overall gross domestic product. Consumer spending also came back solidly in the third quarter due primarily to the “cash for clunkers” program; elsewhere spending looked weak.

A rebounding industrial sector is a principal theme of the outlook for the second half of the year. The Institute for Supply Management (ISM) manufacturing survey broke through the expansion threshold of 50 (52.9) in August for the first time since January 2008, before pulling back slightly to 52.6 in September. Importantly, the customer inventory index of the ISM report remained very low, meaning that inventories were viewed as much too lean. Inventories, exports and global capital spending are helping the industrial sector improve as production catches up with sales.

Home sales and housing starts recovered strongly. The data through August show that the annualized three-month moving averages of single-family starts, single-family home sales, and existing home sales have soared 147%, 106% and 34% respectively. Even with these recent surges, single-family starts were still running below sales, with inventories falling as a result. The first-time home buyer tax credit, set to expire in November, also helped.

We are less optimistic about home prices. While price measures, including the S&P/Case-Shiller and the Federal Housing Finance Agency indexes, appear to have stabilized in recent months, inventories of existing homes for sale remained very high, and serious delinquencies and foreclosures continued to increase. In this backdrop, we expect another drop from the second quarter level in the national S&P/Case-Shiller index.

The recovery in the labor market is at best sluggish. Job losses slowed to 768,000 in the third quarter. However, by one estimate, the U.S. economy needs to create approximately 300,000 jobs per quarter to keep the unemployment rate steady. Another troubling aspect for consumer spending is the decided weakness in wages: hourly earnings fell to 2.5% year-over-year by September from a peak of 4.2% in July 2007 and, given the amount of slack in labor markets, will almost certainly weaken further.

Financial conditions eased notably in the third quarter. With rising equity prices, low Treasury and mortgage rates, and the Federal Reserve likely to keep rates low for an “extended period,” the U.S. was in a “sweet spot” of liquidity. However, household credit conditions remained very tight, and banks continue to believe that consumer’s balance sheets will remain stressed and take years to normalize. The demand for consumer loans fell and the number of outstanding U.S. credit cards continued to drop through June as the deleveraging of households continued.

Treasury prices rallied in the third quarter on the back of disappointing economic data and evidence of contained inflation due to subdued growth prospects. The curve flattened as the spread between the two- and five-year yields decreased. London Inter-Bank Offer Rate (“LIBOR”) rates continued their decline.

PERFORMANCE

For the period from inception July 1, 2009 through October 31, 2009, Transamerica JPMorgan Core Bond Class I returned 1.34%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 4.26%.

STRATEGY REVIEW

The Transamerica JPMorgan Core Bond Class I was initiated in early July 2009 and, as such, does not have a full year of performance and portfolio history for the period ended October 31, 2009.  Additionally, given that it was funded in early July, the positioning of the Portfolio over the period was not where it will be once fully invested.  Given the continued rally in spread products over the past few months, the Fund’s underweight in corporates was a slight detractor from performance. However, the Fund’s overweight in mortgage-backed securities was a positive, as continued government intervention and improving fundamentals in the mortgage market helped the sector post positive excess returns over comparable-duration Treasuries.

Douglas S. Swanson

Portfolio Manager

J.P. Morgan Investment Management, Inc.

Average Annual Total Return for Period Ended 10/31/2009

	10 Years or Life of Fund	Inception Date
Class I (NAV)	1.34%	07/01/2009
Barclays Capital U.S. Aggregate Bond*	4.26%	07/01/2009

NOTES

* The Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica JPMorgan International Bond

(unaudited)

MARKET ENVIRONMENT

Following the dramatic events of government bail-outs and the Lehman Brothers bankruptcy in September 2008, the latter part of 2008 saw central banks coordinating globally to reduce rates and inject equity into major financial institutions to prevent the financial system from seizing up. The effects of the financial crisis spread rapidly through the global economy in the first quarter of 2009, with many equity markets outside of Asia plunging to new lows for the cycle and economists significantly revising down growth estimates worldwide. However, March saw government yields and risk asset prices rise due primarily to better-than-expected economic news, concerns about supply and the willingness of investors to take on more risk. Global growth returned during the summer with cyclical countries, such as Japan, Germany, Korea and Brazil, rebounding first and more strongly than countries facing the largest imbalances, such as the U.S., U.K. and Spain. This growth also changed the prospect for global tightening and shifted the near-term focus to exit strategies from ‘unconventional’ monetary policy. Indeed, some central banks, such as the Reserve Bank of Australia, started to tighten monetary policy, with the market pricing in hikes for the major central banks in 2010.

PERFORMANCE

For the year ended October 31, 2009, Transamerica JPMorgan International Bond Class I returned 17.90%. By comparison, its benchmark, the JP Morgan Government Bond ex-U.S. unhedged Index, returned 18.79%.

STRATEGY REVIEW

Global debate forms the foundation of our investment process, with investors across the firm contributing to our regular strategy-setting sessions. In considering rates, opportunities are identified across the global rates universe, focusing on three key decisions — country allocation, yield curve positioning and overall duration. In looking at credit, fundamental research is a key element in the decision-making process, which includes an analysis of investment relationships, identifying opportunities and judging value to build risk-efficient portfolios. The currency decision is weighted in favor of fundamental economic models, incorporating technical analysis and the judgment of our strategy team.

The Transamerica JPMorgan International Bond fund increased allocations in government bonds and reduced agency exposure through the 12 months ended October 31, 2009. The Fund’s allocation in spread sectors benefited performance. While spread widening in the latter part of 2008 and financial market turmoil put pressure on these holdings, the rally in credit during 2009, improvements in the trading environment, and low government yields led to an increased appetite for risky assets.

In terms of rates, the Fund remained longer in duration over the period in line with a view that lower rates would be required for the global economy to emerge from the slump. Investments included long-duration positions in the U.K., Japan and Europe, with a U.K. five-year position benefiting performance. With the Bank of England now owning a significant part of the Gilt market, coupled with the uncertainty about the end of its quantitative easing program, the Gilt market became dislocated and the position was removed over the summer. The long European Union position also benefited performance and is based on our constructive view of the outlook for European bonds. Euro-zone macro data continues to surprise to the upside, and financial market indicators are gradually returning to more normal levels.  A short U.K. versus long Canada 10-year duration position was added in the second quarter of 2009. This was based on the strong Canadian fiscal position relative to the U.K. and has benefited performance. A long Japan 10-year duration position detracted from performance and the position was closed in March.

The allocation in currency detracted over the period as the markets remained volatile. Risk was reduced in 2009 as conviction levels fell.  The Fund was negatively impacted by a short Euro position in December 2008. The perceived failure of the European Central Bank to ease policy in line with other central banks in December 2008 placed pressure on the short euro positioning, causing significant underperformance.

Jon B. Jonsson

Portfolio Manager

J.P. Morgan Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	17.90%	8.38%	12/06/2005
JP Morgan Gov Bond ex US unhedged*	18.79%	9.60%	12/06/2005

NOTES

* The JP Morgan Goverment Bond ex U.S. unhedged (“JP Morgan Gov Bond ex US unhedged”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica JPMorgan Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Looking back, the last 12 months will certainly be remembered as one of the most volatile periods in U.S. equity market history. The deterioration in equity markets began to accelerate in October 2008, as the effects of the Lehman Brothers bankruptcy instilled fear and panic in investors. The onslaught of continuously poor economic data continued well into 2009, as the U.S. economy experienced a surge in unemployment claims, wave of announcements on corporate layoffs and extremely low level of consumer confidence. In response, a barrage of governmental policy announcements and Federal Reserve (“Fed”) actions were put in place to restore confidence in the financial system. Equity markets remained volatile and hit fresh lows in early March 2009.

U.S. equity markets rebounded strongly from their March 2009 lows, as investors began to realize that the banking system was not insolvent and economic activity was not in a terminal freefall. The credit markets improved dramatically, while inter-bank lending rates rose to levels seen prior to the bankruptcy of investment bank Lehman Brothers. Also supportive of the markets were comments from the Fed making it quite clear that interest rates will be kept at very low levels for an extended period.

Economic releases throughout the 12 months surprised mostly to the upside. On the housing front, prices appeared to be stabilizing as the Standard and Poor’s/Case-Schiller Home Price Index of 20 Cities posted an increase in August. This was the seventh-consecutive month of improving data. Based on the latest report, average home prices are where they were in the fall of 2003. Non-farm business productivity also increased for the second quarter. The productivity gain was the largest since the third quarter of 2003. Increased productivity is a key ingredient of the sustainability of corporate profits.

One of the main drivers of the market’s advance was that corporate earnings continued to exceed expectations. Through the end of October, 80% of companies reporting had earnings that beat consensus estimates. While it was much publicized that most of the better-than-expected profit results came mostly from aggressive cost-cutting efforts, thus far, 58% of the reporting companies exceeded revenue estimates. Technology companies were the top performers as 80% of such companies have posted better-than-expected revenues, while 80% of utility companies reporting thus far disappointed.

PERFORMANCE

For the year ended October 31, 2009, Transamerica JPMorgan Mid Cap Value Class I returned 13.39%. By comparison, its benchmark, the Russell Midcap® Value Index (“Russell Midcap® Value”), returned 14.52%.

STRATEGY REVIEW

The Transamerica JPMorgan Mid Cap Value portfolio underperformed its benchmark, the Russell Midcap® Value, for the year ended October 31, 2009, due mostly to stock selection and sector allocation to the energy and consumer staple sectors. Stock selection in the utility sector and the portfolio’s underweight in the financial sector contributed to performance.

AutoNation Inc., an auto retailer operating predominantly in the U.S. Sunbelt region was a top contributor. Despite significantly lower vehicle sales, the company was able to maintain profitability through reduced expenses, effective inventory management and increased contributions from its parts and service segment. While the company has significant exposure to the Big 3 U.S. auto manufacturers, such exposure has been drastically reduced over the past few years as the company’s import and luxury segment now accounts for over two-thirds of unit sales. One benefit of the decline in vehicle sales was a decrease in working capital requirements, which allowed the company to reallocate cash to pay down debt.  We positively view management’s decision to slow its share repurchases and reallocate free cash flow to pay down debt.

Another top contributor to results was Energen Corporation, an energy holding company engaged in exploration and production of oil, natural gas and natural gas liquids in the United States. The company also distributes natural gas, serving as a utility to over 450,000 customers in northern and central Alabama. The company’s shares were strong throughout the period on the back of increased production and higher commodity prices due to higher demand for natural gas. What we find most attractive is that its gas utility component provides a source of consistent free flow while the exploration and production segment presents opportunities for growth. Additionally, the company hedges a significant amount of its production, isolating earnings from the volatility of energy prices, a trait we have always found favorable.

Synovus Financial Corporation was a top detractor from results. The company provides commercial and retail banking, as well as investment services, to customers in Georgia, Alabama, South Carolina, Florida and Tennessee. Shares were under pressure as the company continued to experience losses in its loan portfolio. Management was very aggressive in setting aside loss provisions, writing down the value of non-performing loans and executing an asset disposition strategy. To bolster its balance sheet, the company announced plans to raise capital thru a $600 million equity offering. While we believe the company has a strong deposit franchise and recognize management’s efforts in addressing problem assets, we are cautious about the name.

Helix Energy Solutions Group Inc., a provider of sub-sea construction, maintenance and salvage services for the offshore oil and natural gas industry, was also a detractor. A combination of lower energy prices, lost production following last year’s hurricane season and continuous project delays resulted in lower revenue and thus profits. After numerous earnings preannouncements, we felt best to sell the position and deploy proceeds to companies where we have more confidence in the fundamentals.

The portfolio’s strategy is based on the premise that stock selection, focused on undervalued mid-cap companies with durable franchises that are led by strong management teams, should generate consistent returns with lower levels of volatility over the long term. Our philosophy emphasizes high-quality, lower-beta stocks that typically have a high return on equity and a price/earnings ratio slightly below or equal to a typical constituent within our benchmark. We set out to accomplish this goal by investing in businesses with relatively lower levels of cyclicality that maximize the probability of consistent earnings and free cash flow generation.

We have maintained our focus throughout the period by continuing to invest in undervalued mid-cap companies with durable franchises and strong management. These characteristics are often sought after as high-quality companies tend to hold their value and attract greater capital flows when markets turn more volatile. Despite different investment styles/themes coming in and going out of favor, we have not wavered in what is important to us and continue to implement the same disciplined investment process.

Jonathan K.L. Simon

Lawrence Playford, CPA, CFA

Gloria Fu, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	13.39%	(1.10)%	11/15/2005
Russell Midcap® Value *	14.52%	(2.35)%	11/15/2005

NOTES

* The Russell Midcap® Value (“Russell Midcap® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Loomis Sayles Bond

(unaudited)

MARKET ENVIRONMENT

The period was characterized by extraordinary levels of volatility and unprecedented governmental intervention. Credit spreads widened dramatically during fourth quarter of the year 2008 as a flight-to-quality favored U.S. Treasuries over spread products, including corporate bonds. December provided a measure of relief as effects of government intervention began to trickle into the markets. The crisis of confidence that drained corporate markets of liquidity in third quarter of the year 2008 defined investor behavior for much of the fourth quarter, exacerbating weak fundamentals as the credit crisis accelerated amid consumer and business retrenchment. January saw liquidity begin to flow back into corporate markets and spread sectors benefited from the tentative reappearance of investor risk appetites. The markets took a hairpin turn mid-first quarter as signs that a deepening recession continued to weigh heavily on consumer and business confidence. Investors remained skittish throughout February as speculation surrounding bank stress tests, potential nationalization and a general lack of clarity regarding the Federal government’s economic intentions stoked market instability.

Signs of stability in the economy that emerged at the end of first quarter of the year 2009 continued to materialize in the second quarter and paved the way for resurgence in risk appetite that would continue through third quarter of the year 2009. Prospects for recovery improved as weak but stabilizing manufacturing, housing and unemployment data provided encouraging hints that aggressive policy initiatives may have stabilized business activity. Bank stress tests further reinforced the recovery picture. Corporate new issuance surged, initially led by high-quality credits, but quickly spread to the high yield segment, as the rush of capital into riskier assets improved market liquidity.

Despite promising evidence that the recession is ending, worrisome headwinds remain. Consumers are reluctant to spend while bank lending remains tight. However, technicals remain fairly strong for investment grade and high yield credit. Demand continues to flourish and new issuance is expected to dissipate. Furthermore, despite persistent negative headlines, we are beginning to see a few positive macroeconomic indicators hinting at potential recovery.

PEFORMANCE

For the year ended October 31, 2009, Transamerica Loomis Sayles Bond Class I returned 46.27%. By comparison, its benchmark, the Barclays Capital U.S. Government Credit/Bond Index, returned 14.60%.

STRATEGY REVIEW

The Fund, benefitting from a significant reversal of the flight-to-quality of 2008, has experienced strong performance so far in 2009. Our relative overweights to investment grade and high yield credit contributed strongly to relative performance as credit spreads narrowed substantially. Non-U.S. dollar-denominated investments also boosted performance as an increase in industrial materials’ prices benefited the currency of commodity-rich countries, namely Indonesia, Australia, New Zealand, Brazil and Canada. Our underweights to U.S. Treasuries and Agencies also contributed positively to performance as rates have drifted higher.

The confluence of renewed risk appetite, improved economic outlook and the return of market liquidity fueled a high-velocity rally in credit markets. High yield received a major boost from returning risk appetites. Lower quality, distressed issuers led performance. Improving fundamentals and technicals provided a backdrop for a rebound in consumer-related, communications and automotive credits. Ford Motor Company reaped gains wrought from the “Cash for Clunkers” program while Level 3 Communications buoyed returns as investors dug for yield.

Expanding “green shoots” ignited a broad-base rally in industrial corporates led by cyclical, lower quality BBB-rated credit in the investment grade spectrum. The end of the period saw impressive performance from sectors that had been hard hit in previous quarters, notably retailers and technology. Dillards, Lucent, Macys and Toys R Us all posted healthy gains resulting from this rally.

The inclusion of Commercial Mortgage Backed Securities (“CMBS”) in the Term Asset-Backed Securities Loan Facility (“TALF”) program supported the sector’s performance while Asset-Backed Securities (“ABS”) had a positive run, notably in the credit card space as major banks such as Bank of America and CIT shored up their trusts. Allocation to convertible bonds performed well as convertible securities gained increased attention from issuers as a funding vehicle.

We maintain our overweight to corporate bonds relative to U.S. Treasuries, as the sector may offer some of the best values relative to risk, taking advantage of new issuance and expected volatility to build positions. We expect to maintain our high yield exposure while leaving room for fallen angels from investment grade. We believe structured finance positions will continue to benefit from government efforts to promote lending. Our foreign currency stakes remain focused on commodity-rich countries that may perform well when global growth resumes. As long-term investors, we believe that attractive prices and yields present opportunities for prudent security selection and a well-diversified portfolio.

Kathleen C. Gaffney, CFA

Daniel J. Fuss, CFA, CIC

Elaine M. Stokes

Mathew J. Eagan, CFA

Co-Portfolio Managers

Loomis, Sayles & Company, L.P.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	46.27%	5.70%	01/03/2007
Barclays Capital U.S. Government/Credit Bond*	14.60%	6.30%	01/03/2007

NOTES

* The Barclays Capital U.S. Government/Credit Bond (“Barclays Capital U.S. Government/Credit Bond”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Neuberger Berman International

(unaudited)

MARKET ENVIRONMENT

International markets, as measured by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), bounced back from a poor start to the period and posted positive returns for the year ended October 31, 2009.  Materials, Industrials, and Financials were the best performing sectors.  Utilities and Healthcare were the weakest performers, although both sectors still had positive returns. For the year, the MSCI-EAFE outperformed the Standard and Poor’s 500 Composite Stock Index, with the Morgan Stanley Capital International Emerging Markets Index substantially outperforming both developed market indices.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Neuberger Berman International Class I returned 30.83%. By comparison, its benchmark, the MSCI-EAFE, returned 28.41%.

STRATEGY REVIEW

During the year, the Portfolio Managers remained focused on their QUARP (quality at a reasonable price) discipline of investing in high quality, financially strong companies with good organic growth opportunities.

Overall, portfolio holdings in Canada, the United Kingdom, Norway, and China positively impacted relative performance while Australia, Sweden, Hong Kong, and Spain negatively impacted relative performance. From a sector perspective, Energy, Consumer Discretionary, Utilities and Consumer Staples holdings positively impacted relative performance, while Financials, Healthcare and Materials detracted from relative performance.

Among the holdings that had the greatest impact on performance was DNB Nor, a Norwegian bank. The stock underperformed in 2008 as the Norwegian economy is highly leveraged to the shipping and energy industries. We continued to hold the stock as we thought its energy exposure was manageable and its shipping business would prove more defensive.  As the Nordic economy proved relatively resilient in 2009, DNB Nor reported strong results.  Addax Petroleum, a Canadian listed West African/Middle East exploration and production energy company, also positively impacted performance; the company was acquired by Chinese oil company Sinopec. Ultrapar, a fuel and gas distributor, performed well as the Brazilian economy began to show signs of a recovery.  Automotive parts and equipment manufacturer Hyundai Mobis also positively contributed to performance. The company announced strong results following improving sales for Hyundai Motor and Kia (Hyundai Motor and Kia were beneficiaries of “cash for clunkers” program).

Swiss Reinsurance was one of the largest detractors from portfolio performance. The insurance company which manages the excess risk of primary insurers, particularly for natural catastrophes (e.g., storms, earthquakes) and man made catastrophes (e.g., airplane crashes, terrorist attacks), announced losses on its securitized product portfolio; while we had expected losses, the announced loss was more significant than we anticipated, causing us to lose confidence in the outlook for the business; we have eliminated the position from the portfolio. Wacker Chemie, a German chemical company, underperformed; while its solar business remains strong, the more cyclical, chemical side of business detracted from results; we have also eliminated the position from the portfolio. Gerresheimer, a manufacturer of specialty plastic and glass packaging for the pharmaceutical industry, declined on the back of industry destocking concerns, we continue to hold the stock in the portfolio.  Laird, manufacturer of EMI (electro magnetic interference) shielding and antennas, negatively impacted performance as the company was facing significant pricing pressure; we have eliminated the stock from the portfolio.  Finally, credit insurance company Euler Hermes underperformed; it has been eliminated from the portfolio.

Benjamin Segal, CFA

Portfolio Manager

Neuberger Berman Management, LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	30.83%	(2.38)%	12/06/2005
MSCI-EAFE*	28.41%	1.48%	12/06/2005

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East (“MSCI-EAFE”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Oppenheimer Developing Markets

(unaudited)

MARKET ENVIRONMENT

The period began in the midst of an unprecedented freefall in world economic activity, which extended through early March 2009. This economic freefall was met with determined and uniform resistance by governments around the world, who deployed massive fiscal and monetary power to prevent the deflation typically associated with synchronous deleveraging. From March through the end of the reporting period, we have witnessed a renewed enthusiasm in worldwide equity markets, though a healthy degree of suspicion continues to lurk. Equity markets — particularly those in the developing world — have bounced back sharply. We attribute the upward move to relatively attractive prices, growing optimism about a recovery in global output and a backdrop of exceptionally low interest rates.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Oppenheimer Developing Markets Class I returned 56.01%. By comparison, its benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”), returned 64.63%.

STRATEGY REVIEW

Transamerica Oppenheimer Developing Markets underperformed its benchmark, the MSCI-EMI for the annual reporting period. On an absolute basis, nearly all of the Fund’s geographies and sectors rose over the period. On a country basis, Russia was the strongest relative performer for the Fund. Strong relative stock selection within Brazil contributed positively to performance. Despite benefiting from an overweight position in India, the Fund underperformed within this country sector as a result of weaker relative stock selection. Relative to the benchmark, underweight positions in Israel and Poland, as well as an overweight position within Indonesia, benefited the Fund. In terms of detractors to relative performance, China was the weakest performer for the Fund. Turkey and Mexico also detracted from performance during the reporting period, due to weaker relative stock selection and an overweight position to both country sectors.

The Fund realized absolute gains across sectors, with consumer staples, financials, and information technology leading the pack. On a sector basis, the greatest relative contributor to Fund performance during the reporting period was consumer staples, due to better relative stock selection versus the Index. Positive contributors within this sector included Russian food retailer Magnit and Natura Cosmeticos SA, a Brazil-based company engaged in the manufacturing, distribution and commercialization of cosmetic products.

Our most significant detractor during the reporting period, on a sector basis, was financials, primarily due to weaker relative stock selection. Within the sector, overweight positions to HSBC Holdings plc and Grupo Financiero Banorte S.A.B. de C.V. hurt relative performance. The Fund’s underweight position to the life and health insurance subsector of financials, which performed well for the Index during the reporting period, also detracted from performance.

Despite ever-shifting markets, our approach to investing in developing markets remains consistent. While prices change, our investment philosophy does not. We are long-term investors in structural growth companies with durable competitive advantage and we are only interested in these sorts of companies when prices on offer are attractive. This approach lends itself to exclusion of significant swathes of market capitalization. We strive to be investors in terrific companies, not geographies. We want to be participants in franchises with long-tailed growth options and great economics.

Justin Leverenz, CFA

Portfolio Manager

OppenheimerFunds, Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	56.01%	10.15%	12/06/2005
MSCI-EMI *	64.63%	10.65%	12/06/2005

NOTES

* The Morgan Stanley Capital International Emerging Markets (“MSCI-EMI”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund.  You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares,when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Oppenheimer Small- & Mid-Cap Value

(unaudited)

MARKET ENVIRONMENT

The global recession which defined 2008 continued in the first half of 2009, as unemployment rates climbed, housing prices slumped and consumer confidence remained depressed. The economic downturn had been intensified by a global banking crisis that led to the failures of major financial institutions and nearly frozen conditions in some credit markets. Pronounced signs of economic weakness persisted through the first half of 2009.  After declining in the fourth quarter of 2008, GDP continued to decline in the first and second quarters of 2009, falling by 6.4% and 0.7% respectively. Yet, investor sentiment soon began to improve when massive remedial efforts by U.S. government and monetary authorities thawed global credit markets. Investors capitalized on historically low valuations among stocks and higher yielding bonds, sparking impressive springtime rallies over the second quarter of the year. Nevertheless, some indicators, such as unemployment figures, housing prices, and consumer confidence continued to be troubling. Despite the strong equity market gains in the second half of the reporting period, wariness persisted about the economic landscape for 2010.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Oppenheimer Small- & Mid-Cap Value Class I returned 22.99%. By comparison, its benchmark, the Russell 2500® Value Index (“Russell 2500® Value”), returned 8.55%.

STRATEGY REVIEW

Transamerica Oppenheimer Small- & Mid-Cap Value outperformed its benchmark, the Russell 2500® Value, for the annual reporting period ended October 31, 2009. We attribute the Fund’s outperformance primarily to strong stock selection within the industrials, financials, consumer discretionary, information technology, utilities and materials sectors. The Fund’s allocation strategy within financials also benefited relative performance.

Within industrials, the Fund outperformed the Index as a result of strong relative stock selection. An underweight to airline securities also contributed to relative performance, as they did not perform well within the Index during the reporting period.

The Fund maintained a significant underweight position in financials, which benefited performance during the reporting period.

Within consumer discretionary, the Fund received strong relative results from clothing and jewelry retailer Chico’s FAS, Inc., and regional gaming and hospitality company, Pinnacle Entertainment, Inc.

The Fund underperformed the Index within the healthcare sector, where weaker relative stock selection hurt relative performance, particularly within the healthcare providers and services subsector. Individual detractors to performance within this subsector included DaVita, Inc. and Health Net, Inc., the latter of which we exited.

The Oppenheimer Value Team builds portfolios using a disciplined, bottom-up stock selection process rooted in analysis of a company’s long-term earnings power, which our analysis has shown is the primary driver of a company’s performance prospects. We believe that focusing on valuations relative to long-term earnings power, rather than large sector or macroeconomic bets is a more sustainable strategy than attempting to predict which sectors are most likely to outperform. Our stock and sector allocations reflect this philosophy.

John Damian

Portfolio Manager

OppenheimerFunds, Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	22.99%	(4.82)%	08/01/2006
Russell 2500® Value *	8.55%	(5.98)%	08/01/2006

NOTES

* The Russell 2500® Value (“Russell 2500® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains.  Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small cap stocks generally involves greater risk and volatility, therefore an investment in the fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. The Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Schroders International Small Cap

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2009 has been one of widely contrasting market conditions. The initial months were dominated by investor nervousness over the ramifications of the global financial crisis as the global economy started to contract and policy makers struggled to provide sufficient monetary and fiscal stimulus. The  cutting of interest rates to historically low levels, quantitative easing and a range of fiscal packages has proved very effective in restoring confidence to the markets and in stabilizing economic activity, aided by an end to the inventory reductions seen in the fourth quarter of 2008 and first quarter of 2009 and by a recovery in emerging economies.

For the period as a whole, international smallcap equities have staged a dramatic recovery with a rise of 43.1% in dollar terms. This represents a sharp recovery versus larger cap stocks which, as measured by the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), rose 27.7%. Within smallcap, the outstanding region in terms of performance was Pacific ex-Japan. In sector terms, the key outperformers have been more cyclical areas such as energy, materials and information technology, while consumer staples and utilities have lagged.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Schroders International Small Cap Class I returned 43.56%. By comparison, its benchmark, the Standard & Poor’s Euro Pacific SmallCap (“S&P EPAC SmallCap”) Index, returned 43.10%.

STRATEGY REVIEW

Our focus has remained upon identifying undervalued smaller companies which offer superior growth, are well managed and can sustain above average returns. This philosophy has yielded good relative returns over the period, with stock selection the main contributor to excess returns. The biggest regional contributor to stock selection value-added has been Japan, where many of our more cyclical growth stocks in consumer discretionary and industrial sectors have performed well.

Stock selection has also contributed in the United Kingdom and in continental Europe. In the Pacific ex Japan markets, it has been more of a struggle to keep up with the dramatic rises in the benchmarks particularly in Singapore and Australia, but we have been overweight the region and this has also been a significant factor in the strong relative performance enjoyed by the Fund over the fiscal year.

Over the year, we made some modest adjustments to the regional allocation in the Fund. While retaining an overweight stance in the smaller Asian markets, we took profits in the second half of the year as a number of stocks reached our assessment of fair value. The proceeds from these sales were deployed mainly in Japan where we wished to retain our exposure to cyclical growth stocks while adding exposure to more defensive stocks which had begun to offer long-term value following a period of poor performance. However, we remain modestly underweight Japan as the structural constraints to growth remain formidable.

The Fund has maintained a cautious stance in the United Kingdom reflecting our continued concerns over the headwinds to domestic demand presented by high consumer indebtedness, a growing fiscal deficit and rising unemployment. To a lesser extent, some of these issues also confront areas of continental Europe and we remain underweight in sectors such as financials and consumer cyclicals both in the United Kingdom and in continental Europe. We see better opportunities in the energy, information technology and industrial sectors.

Matthew Dobbs

Portfolio Manager

Schroder Investment Management North America Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	43.56%	(10.20)%	03/01/2008
S&P EPAC SmallCap*	43.10%	(12.86)%	03/01/2008

NOTES

* The Standard & Poor’s Euro Pacific SmallCap (“S&P EPAC SmallCap”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Third Avenue Value

(unaudited)

MARKET ENVIRONMENT

After a very challenging 2008, global markets rebounded strongly in 2009 on improved investor sentiment and optimism about a much awaited economic recovery. The Fund posted positive absolute performance during the fiscal year, driven by rebounds in share prices across a wide range of geographies, industries, and companies, as the market slowly began to attribute much deserved credit to those companies with higher earnings and staying power. Our rigorous attention to creditworthiness and balance sheet strength enabled us to largely avoid permanent impairment during the downturn, and enjoy meaningful appreciation as the market rebounded.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Third Avenue Value Class I returned 8.92%. By comparison, its benchmark, the Russell 3000® Value Index, returned 4.56%.

STRATEGY REVIEW

While the market environment in Fiscal 2009 was quite volatile, we continued to manage the portfolio using our “safe and cheap” investment philosophy.  At Third Avenue, we invest in well-capitalized companies, with competent management teams and strong long-term growth prospects. We seek to limit potential investment risk by purchasing the securities of such sound companies at a significant discount to our conservative estimate of net asset value. As such, we believe the Fund remains well positioned for the long run regardless of the macro environment.

In terms of absolute performance, the Fund benefited from strong appreciation in its Hong Kong real estate related holdings, including Henderson Land Development, Cheung Kong Holdings and Wharf. These blue chip companies, which have a significant presence in mainland China, are very well capitalized and continue to operate profitably due to high occupancy rates and rising rental income. We believe they are well positioned to reap further benefits from the attractive growth dynamics in the region, which should help their net asset values grow by double digits compounded over the longer term.

Korean steel maker POSCO was also a top contributor during the trailing 12 month period. The company has remained profitable and free cash flow generative, even in an environment where most steel companies, globally, have continued to lose money, and in some cases have been forced to raise equity.

Investment holdings that detracted from performance included MBIA, St. Joe and Legg Mason, which were negatively impacted by the challenging environment for U.S. real estate and financials. Note that MBIA and Legg Mason are no longer held in the Fund.

Sector wise and geographically, Hong Kong-based real estate related holdings and a Korean materials company had the most positive impact on the Fund’s performance while cash and certain U.S.-based financials had the greatest negative impact.

Yang Lie

Curtis R. Jensen

Kathleen K. Crawford

Co-Portfolio Managers

Third Avenue Management LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	8.92%	(14.39)%	05/01/2007
Russell 3000® Value *	4.56%	(14.81)%	05/01/2007

NOTES

* The Russell 3000® Value (“Russell 3000® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Thornburg International Value

(unaudited)

MARKET ENVIRONMENT

What a year it has been. Real fear of an economic and market collapse was pervasive among investors in late 2008 and early 2009. With the failure of many long established financial institutions like AIG as well as once premier industrial enterprises such as GM, those fears were well justified. We will never know with any certainty, but it might be that government and monetary initiatives were executed in the nick of time. Nonetheless, early on equities sold off indiscriminately, led by financials. Cyclical areas such as steels, chemicals, consumer discretionary, and retailers were also particularly hard-hit. Loosely coordinated efforts by a variety of governments, including massive infrastructure spending by the Chinese, provided enough encouragement to investors to set off the biggest stock market rally since 1937. Not surprisingly, many of the strongest rebounds were seen in areas that had been hit the hardest early in the period. Financials led the rebound, but almost all stocks perceived as viable franchises recovered significant lost ground. In a matter of weeks, risk aversion evaporated and equity market performance flip-flopped.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Thornburg International Value Class I returned 22.21%. By comparison, its benchmark, the Morgan Stanley Capital International All Country World ex US Index (“MSCI ACWI ex US”), returned 34.79%.

STRATEGY REVIEW

For the twelve months ended October 31, 2009, Transamerica Thornburg International Value  underperformed the MSCI ACWI, returning 22.21%. Relative performance was strong early in the period. Later in the period, despite strong absolute performance, our portfolio didn’t participate as dramatically as the market which had been led by very strong upward momentum, particularly in the financials and cyclicals sectors.

Today, developed markets continue to struggle with the hangovers of a recession. High unemployment and depressed capacity utilization continue to plague these economies. Interestingly, a recent trip to Asia found a more upbeat outlook. Over there, rising consumerism, coupled with healthy household balance sheets, is expected to boost local consumption, thus reducing dependence on the United States. Not surprisingly, developing markets have led the rebound more than established ones. Exposure to these economies provided many of the strongest absolute gains within the portfolio — Asian stocks such as Baidu, Hong Kong Exchanges, Industrial & Commercial Bank of China and China Life Insurance were top contributors to performance. Exposure to other fast-growing markets also benefitted Fund shareholders. BM&F Bovespa is a vertically-integrated exchange platform in Brazil, facilitating transactions in stocks, equity derivatives, currencies and commodities. Two separate visits by our portfolio managers to Brazil cemented our thesis that recent initiatives should result in additional listings on the exchange and that the company has the opportunity to enjoy success in the future.

Relative strength in emerging markets manifested itself in indirect ways as well with Standard Chartered and LVMH Moet Hennessy Louis Vuitton SA (“LVMH”) as notable examples. Despite being domiciled in the United Kingdom, Standard Chartered receives over 70% of its revenues from Asia. By purchasing a bank such as Standard Chartered, we believe that we take advantage of the region’s economic growth with little exposure to the toxic assets plaguing western banks. In a similar fashion, LVMH is achieving much greater growth from its emerging market customers than its developed ones. China has surpassed Japan as purchasers of their luxury goods, from handbags to high-end cognac. Yet France-based LVMH is often valued based on its developed market characteristics.

Throughout this challenging period, we have continued to execute the same investment philosophy and process that has led to a historically strong track record. We believe that our somewhat unique approach to diversification and value provides a framework of portfolio construction that is rational in today’s unsettled times.

William V. Fries, CFA

Wendy Trevisani

Lei Wang, CFA

Co-Portfolio Managers

Thornburg Investment Management, Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	22.21%	(2.19)%	09/15/2008
MSCI ACWI ex-US*	34.79%	(3.36)%	09/15/2008

NOTES

* The Morgan Stanley Capital International All Country World ex-US (“MSCI ACWI ex-US”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica UBS Dynamic Alpha

(unaudited)

MARKET ENVIRONMENT

While economic growth in the US remained weak during much of the 12-month reporting period, the longest recession since the Great Depression ended during this time. Looking back, gross domestic product (“GDP”) growth declined 5.4% during the fourth quarter of 2008. The economy continued to contract during the first half of 2009, as first quarter GDP growth declined 6.4%. While the economy continued to struggle during the second quarter, it fell at a more modest pace, with GDP growth declining 0.7%. This relatively better reading was largely the result of smaller declines in exports and business spending. After four consecutive quarters of negative GDP growth, the estimate for third quarter 2009 GDP growth was a positive 3.5%.

The twelve-month period began with a difficult month for equities as a dismal outlook for the global economy prompted investors to sell risky (non-Treasury) assets, and flee to safe haven government bonds. Investor concerns deepened into the first quarter of 2009, when the world economy found itself in the most synchronized contraction in some time, due to problems that originated in the U.S. housing market and cascaded into a shutdown of global credit markets and a decline in world trade. New lows were reached in the U.S. equity market in early March as pessimism took hold on weak economic news and falling housing prices.

However, during the month of April, the analogy ‘green shoots’ was used to describe the hopeful beginnings of economic growth, although the global economy was still in a fragile state. For the month, equities posted strong gains on the back of better-than-expected earnings and improving economic data. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) posted its biggest monthly gain in nine years, and global yield curves steepened during the month of April. As the reporting period continued, investor optimism built momentum. The U.S. equity market rallied strongly in July, with the S&P 500 rising almost 50% from its March lows. Positive macroeconomic news and stronger-than-expected second quarter company earnings gave market participants evidence that a turnaround was near, and risky assets advanced.

With many believing that the worst of the financial crisis and economic downturn is likely over, we have witnessed a rebound in risk appetite. As a result, equity prices advanced sharply and credit spreads narrowed toward the end of the reporting period. We are now witnessing a more normal operating environment in the banking sector, and an increase in new issuance in investment grade bonds and functioning commercial paper markets. Still, credit spreads remain somewhat elevated and lending standards are still tight, indicating that the healing process is not over.

PERFORMANCE

For the year ended October 31, 2009, Transamerica UBS Dynamic Alpha Class I returned 5.34%. By comparison, its benchmark, the Consumer Price Index + 5% Wrap Fee, returned 4.93%.

STRATEGY REVIEW

Market allocation was the main driver of performance, primarily as a result of long equity exposure in the U.S. and the U.K. following the strong equity rally that took place during the 12-month period. To a lesser extent, security selection also contributed to performance, with U.S. Equity, U.S. Large Cap Growth, and U.K. Equity all delivering positive results. This was partially offset by negative contributions from the Global ex-US All Cap Equity Growth and the U.S. Mid-Cap Growth components.

Currency positioning was, on the whole, a slight detractor over the 12-month period, with an underweight to the Euro and the Australian dollar and an overweight to the Latvian lat hurting performance. However, this was mitigated somewhat from a strong showing by the Norwegian Krone, which rallied significantly during the period, as well as a short position to the British pound and a long position in the Korean won.

Curt Custard, CFA

Portfolio Manager

UBS Global Asset Management (Americas) Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	5.34%	(3.06)%	01/03/2007
Consumer Price Index*	4.93%	7.79%	01/03/2007

NOTES

* The Consumer Price Index + 5% wrap fee (“Consumer Price Index”) is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica UBS Large Cap Value

(unaudited)

MARKET ENVIRONMENT

The twelve months ended October 31, 2009 began with the outlook for the US equity market dominated by fear and pessimism, as data indicated further declines in economic activity on a global basis. As investors searched for a market bottom, volatility remained elevated. The declines in the equity market continued into the first quarter of 2009, at which time we viewed US equities as being more attractively valued than at any time in our firm’s history, based upon our proprietary valuation process.

The US equity market reached a low on March 9 before staging a very strong rally to close out the month. The Standard and Poor’s 500 Composite Stock Index (“S&P 500”) rose 8.76% in March, representing the largest positive monthly return for the Index in six years. There was also a dramatic shift in sector leadership during the month, as financials, materials and consumer discretionary stocks outperformed, while the more defensive consumer staples and utilities stocks lagged.

The US equity market continued its strong performance through the second quarter and into the third quarter of 2009, with the S&P 500 gaining 15.61% in the third quarter. In addition, we believe that the macroeconomic picture began to point toward a recovery during this time, with pressure on the housing market easing as housing inventory shrank and pricing declines moderated. Weakness in the labor market persisted, however, with unemployment continuing to rise and payrolls continuing to fall. Consumer confidence looks to be past its lows, but caution remains.

Despite the recent moves in equity market prices, we believe that there continues to be a meaningful gap between prices in general and our estimates of fair value. The valuation differential across what we view as the most and least attractive areas of the US equity market has been reduced somewhat, but we believe that it still has a long way to play out. Looking ahead, we expect that this could continue to take some time as investors digest new pieces of information about the direction of economic growth and its impact on company earnings and cash flows.

PERFORMANCE

For the year ended October 31, 2009, Transamerica UBS Large Cap Value Class I returned 7.56%. By comparison, its benchmark, the Russell 1000® Value Index, returned 4.78%.

STRATEGY REVIEW

In late 2008 and the first quarter of 2009, we felt that investors became far too negative on the prospects for the global economy and equities in general, and priced many companies in the US and elsewhere as though there would be no economic recovery. We believe this process created a near-historic buying opportunity.

At the start of 2009, the Fund was tilted heavily toward consumer discretionary stocks and away from consumer staples. This positioning contributed very positively to performance, but we believed that it was no longer supported by valuations. As a result, in recent months we have reduced exposure to consumer discretionary stocks and have increased exposure to what we believe to be select opportunities in the consumer staples sector. Within commodity-oriented sectors, we continue to favor energy stocks over materials stocks. During most of the reporting period, we found the greatest number of interesting opportunities in oil services companies that provide the logistical infrastructure for new projects coming on line, but more recently some of the larger integrated players have become more attractively priced, in our view, as well.

The Fund had a modest underweight to the financial sector, driven largely by underweights to Real Estate Investment Trust (“REIT”)’s and regional banks. As credit deterioration continues, impacting the need for additional capital and future funding issues, we believe that write-downs will likely offset core banking earnings into next year. The Fund’s financial sector positioning is tilted toward diversified players and insurers that have already completed or are in the process of taking the necessary steps to strengthen their balance sheets through asset sales, capital raises and deleveraging.

Healthcare positioning in the Fund is driven by company-specific opportunities. Prices for some holdings have been fairly volatile in recent months as investors grapple with the changing face of the healthcare plan, providing what we believe are opportunities to add to some existing or new positions at very attractive levels.

John C. Leonard

Thomas M. Cole

Thomas J. Digenan

Scott Hazen

Co-Portfolio Managers

UBS Global Asset Management (Americas) Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	7.56%	(1.12)%	11/08/2004
Russell 1000® Value*	4.78%	(0.69)%	11/08/2004

NOTES

* The Russell 1000® Value (“Russell 1000® Value”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

During the 12-month period ending October 31, 2009, emerging markets debt as measured by the JPMorgan Emerging Markets Bond Global Index returned 39.65%. Yield spreads on U.S. dollar-denominated debt (a measure of investors’ risk appetite) ended the 12-month period tighter by 350 basis points at 333 basis points above U.S. Treasuries.

After the Lehman Brothers bankruptcy late in the third quarter of 2008 and the associated freezing of credit markets, investor confidence plummeted, risk appetite collapsed, and the forced selling of many types of risky assets ensued. Against this backdrop, emerging market countries endured a series of shocks including manic deleveraging, an unprecedented drop in commodity prices, and a sharp contraction in developed market growth.

The first months of 2009 were characterized by unprecedented government intervention in financial markets with policy moves ranging from bank nationalization to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that had limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 pledged to support a package of measures which provided funding of more than $1 trillion to contain the global downturn.

In the second quarter of 2009, signs of a rebound in economic activity (so called “green shoots”) and increased risk appetite in the financial markets emerged. Financial conditions improved and markets started to normalize. Emerging markets debt staged a strong rally, benefiting from expectations that downside risks for the global economy had diminished. This “market normalization” was driven by the massive injection of liquidity on the part of the world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply-side variables such as industrial production. However, the real global economy remained stressed.

Emerging markets debt continued to rally strongly during the third quarter of 2009, as investors sought higher potential returns than those provided by investment grade corporate bonds, whose yields had fallen to near historic lows of five percent. After shutting down in the last months of 2008, emerging markets debt issuance has been strong in 2009, with year-to-date issuance in sovereign and quasi-sovereign debt totaling $82 billion. Market access remained open to those countries with adequate economic fundamentals and good track record of economic policies. Inflows to the emerging markets have accelerated in the third quarter, especially in the month of September. According to EmergingPortfolio (EPDR), a fund flows and allocations data tracking service, total net emerging market-dedicated bond funds’ flows were $4.35 billion year-to-date.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Van Kampen Emerging Markets Debt Class I returned 36.29%. By comparison, its benchmark, the JPMorgan Emerging Markets Bond Global Index, returned 39.65%.

STRATEGY REVIEW

During the 12-month period, the fund benefited from overweights to Venezuela, Ecuador and Kazakhstan, and from security selection in Ivory Coast and Russia. By contrast, above-Index exposure to Brazil and security selection in Indonesia detracted from relative returns.

High-beta countries (or those with greater sensitivity to market movements) such as Ecuador, Venezuela and Kazakhstan have benefited from the rebound in oil prices, as well as in investor risk appetite. Ivory Coast reached a preliminary deal to restructure some US$2.9 billion of defaulted sovereign debt with the London Club of commercial creditors. In Kazakhstan, asset prices were also supported by export duty cuts and other government efforts to bolster the economy.

In the past two months, we tactically added local currency exposure to Brazil, Mexico and Turkey where we believed the potential total returns to be greater than in these countries’ external debt. In Brazil and Turkey, we believe that nominal and real interest rates are very attractive and may be likely to compress. While the scope for compression in Mexico is less, in our view, we believe that the efforts of the Calderon administration to improve the country’s fiscal accounts may be a catalyst for the Mexican peso to potentially appreciate in the medium term.

Abigail L. McKenna

Eric J. Baurmeister

Federico L. Kaune

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	36.29%	7.53%	11/08/2004
JPMorgan Emerging Markets Bond Global*	39.65%	8.53%	11/08/2004

NOTES

* The JPMorgan Emerging Markets Bond Global (“JPMorgan Emerging Markets Bond Global”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Mid-Cap Growth

(unaudited)

MARKET ENVIRONMENT

In the year following the bankruptcy of Lehman Brothers and government rescues of Fannie Mae and Freddie Mac, the stock market corrected sharply as the financial sector and the economy continued to deteriorate, then rallied in early March as investors grew more confident that the worst may be over. Although unemployment rates continued to climb during the period, other economic indicators appeared to level off, corporate earnings were able to beat analysts’ expectations, and the credit markets showed signs of improvement. Yet, despite the recent surge in investor confidence, many still believe the economy remains vulnerable.

In 2009, we saw a large rebound in performance compared to last year. We believe the market has continued to differentiate on fundamentals, and our higher quality names have benefited.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Van Kampen Mid-Cap Growth Class I returned 29.29%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 22.48%.

STRATEGY REVIEW

Transamerica Van Kampen Mid-Cap Growth outperformed the Russell Midcap® Growth Index for the 12 months ended October 31, 2009, assuming no deduction of applicable sales charges.

The investment team looks for high quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

The Russell Midcap® Growth re-categorized many of the names we held into new sectors in August 2009. While we made very few changes to the positions we held, this re-categorization caused the Fund’s sector allocations relative to the Index’s to appear quite different from the Fund’s historical relative weightings.

Stock selection in technology outperformed the Index, although an underweight there detracted from relative performance. Within the sector, computer services software and systems was the leading industry contributor to relative performance. Relative performance was further bolstered by stock selection in the producer durables sector, chiefly from the portfolio’s exposure to the commercial services industry. Stock selection in the consumer discretionary sector was also additive to relative performance, driven by exposure to the leisure time industry.

Conversely, stock selection in the financial services sector was the largest drag on relative returns, despite the positive impact of an overweight in the sector. The Fund’s diversified financial services position was particularly detrimental to performance. Stock selection in the energy sector detracted from relative results, especially within the natural gas producers industry. Finally, stock selection in health care detracted from relative performance, although an underweight in the sector was beneficial. Within the sector, medical and dental instruments and supplies dampened performance.

In our view, the financial markets globally have avoided a meltdown and we are returning to a more normal environment, albeit one with significantly more volatility. We do not make investment decisions based on a market outlook. Rather, we remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Dennis P. Lynch

David S. Cohen

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	29.29%	0.71%	01/03/2006
Russell Midcap® Growth*	22.48%	(2.62)%	01/03/2006

NOTES

* The Russell Midcap® Growth (“Russell Midcap® Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Van Kampen Small Company Growth

(unaudited)

MARKET ENVIRONMENT

In the year following the bankruptcy of Lehman Brothers and government rescues of Fannie Mae and Freddie Mac, the stock market corrected sharply as the financial sector and the economy continued to deteriorate, then rallied in early March as investors grew more confident that the worst may be over. Although unemployment rates continued to climb during the period, other economic indicators appeared to level off, corporate earnings were able to beat analysts’ expectations, and the credit markets showed signs of improvement. Yet, despite the recent surge in investor confidence, many still believe the economy remains vulnerable.

In 2009, we saw a large rebound in performance compared to last year. We believe the market has continued to differentiate on fundamentals, and our higher quality names have benefited.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Van Kampen Small Company Growth Class I returned 22.43%. By comparison, its benchmark, the Russell 2000® Growth Index, returned 11.34%.

STRATEGY REVIEW

Transamerica Van Kampen Small Company Growth outperformed the Russell 2000® Growth for the 12 months ended October 31, 2009, assuming no deduction of applicable sales charges.

The investment team looks for high quality growth companies that have these attributes: sustainable competitive advantages, business visibility, rising return on invested capital, free cash flow and a favorable risk/reward profile. We find these companies through intense fundamental research. Our emphasis is on secular growth, and as a result short-term market events are not as meaningful in the stock selection process.

The Russell 2000® Growth re-categorized many of the names we held into new sectors in August 2009. While we made very few changes to the positions we held, this re-categorization caused the Fund’s sector allocations relative to the Index’s to appear quite different from the Fund’s historical relative weightings.

Both stock selection and an overweight in the consumer discretionary sector contributed the most to relative performance, led by the specialty retail industry. Stock selection and an overweight in materials and processing also bolstered relative gains. Within the sector, the portfolio’s positioning in the cement industry was advantageous. Producer durables was another area of relative strength for the portfolio, as both stock selection and an underweight in the sector were additive, particularly in the commercial services industry.

However, there was one area detrimental to overall performance. Both stock selection and an underweight in energy detracted from relative performance, as natural gas producers underperformed the Index during the period.

In our view, the financial markets globally have avoided a meltdown and we are returning to a more normal environment, albeit one with significantly more volatility. We do not make investment decisions based on a market outlook. Rather, we remain optimistic and focused on company fundamentals rather than macro forecasting. We will continue to focus on quality, the nature and sustainability of competitive advantage and balance sheet strength.

Thank you for your continued support.

David S. Cohen

Dennis P. Lynch

Sam G. Chainani

Alexander T. Norton

Jason C. Yeung

Armistead B. Nash

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	22.43%	1.24%	11/08/2004
Russell 2000® Growth *	11.34%	0.20%	11/08/2004

NOTES

* The Russell 2000® Growth (“Russell 2000® Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

Investing in small cap stocks generally involves greater risks so an investment in the Fund may not be appropriate for everyone. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica WMC Emerging Markets

(unaudited)

MARKET ENVIRONMENT

Emerging markets gained 64.6% during the period, outperforming developed market indices. Latin America was the top relative performer helped by Brazil (+92.3%), which benefited from positive economic data. Results in Asia were mixed, as Indonesia (+128.7%), China (+82.5%), Thailand (+79.4%), and India (+77.1%) were strong, while South Korea (+56.8%) and Taiwan (+49.7%) lagged the broader market. The Morgan Stanley Capital International Emerging Markets Index was led by Turkey (+69.0%) and Eastern European countries such as Hungary (+63.5%), while Poland (+24.0%) underperformed.

PERFORMANCE

For the year ended October 31, 2009, Transamerica WMC Emerging Markets Class I returned 57.44%. By comparison, its benchmark, the Morgan Stanley Capital International Emerging Markets Index (“MSCI-EMI”), returned 64.63%.

STRATEGY REVIEW

For the twelve months ended October 31, 2009, the Transamerica WMC Emerging Markets underperformed the MSCI Emerging Markets on a gross of fee basis by 719 basis points. The Fund also underperformed the Lipper Emerging Markets (peer group) Average by 393 basis points.

The Fund’s underweight position in China, due to relatively fair valuations and policy uncertainty, contributed to relative performance. The Fund’s overweight to India also contributed to performance. Russian natural resource stocks that successfully restructured debt and benefited from rising prices and volumes were also among the largest contributors to relative performance. The Portfolio’s modest allocation to cash detracted from performance.

Stock selection in the Information Technology, Energy, and Telecommunication Services sectors detracted from relative results. Positions in Russian mobile operator Mobile TeleSystems, Korean-based LG Electronics, and Mexican media giant Televisa hurt relative performance. China Resources and Turkey-based industrial and financial conglomerate Haci Omer Sabanci were among other names that detracted from absolute returns. The Fund’s overweight in Health Care, one of the worst relative performing sectors, hurt relative performance.

Strong stock selection in selective Industrials, Metals and Mining and Health Care stocks contributed positively to relative returns during the period. Top performers included Brazilian residential construction and real estate developer Cyrela Brazil Realty, Peruvian precious metals company Compañía de Minas Buenaventura, and one of Russia’s leading mining and metallurgical companies Mechel. Other top contributors to absolute performance included Petrol Brasileiros and China National Offshore Oil Corporation (CNOOC). Our underweight in Information Technology stocks generated positive alpha.

Given the better macroeconomic backdrop, we have been adding to cyclical areas such as media, heavy equipment manufacturers, and transportation companies. We took profits in a number of names that we purchased at stressed levels at the height of the crisis, but have since rebounded strongly. These include cement companies in Turkey and Thailand. We have also reduced exposure to more defensive, high dividend yielding areas such as Telecom Services. We continue to be overweight domestically oriented healthcare and consumer stocks in countries such as India. However, given continued relative weak developed market consumer demand, we remain underweight export dependent economies such as South Korea and Taiwan.

Unprecedented global monetary policy easing and upward pointing leading indicators signal continued economic recovery in both developed and emerging markets. As a result, we expect to continue to add cyclical stocks that will benefit most from accelerating economic activity and growth.

Vera M. Trojan, CFA

Portfolio Manager

Wellington Management Company, LLP

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	57.44%	18.79%	09/30/2008
MSCI-EMI *	64.63%	19.55%	09/30/2008

NOTES

* The Morgan Stanley Capital International Emerging Markets (“MSCI-EMI”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund.  You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares,when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (NAV) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

For all funds, excluding Transamerica JPMorgan Core Bond, the examples are based on an investment of $1,000 invested at May 1, 2009 and held for the entire period until October 31, 2009. For Transamerica JPMorgan Core Bond, the example is based on an investment of $1,000 invested at July 1, 2009 (commencement of operations) and held for the entire period until October 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of five percent per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds versus other funds. To do so, compare this five percent hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisery and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica AllianceBernstein International Value	$1,000.00	$1,287.10	$5.25	$1,020.62	$4.63	0.91%
Transamerica BlackRock Global Allocation	1,000.00	1,182.20	4.68	1,020.92	4.33	0.85%
Transamerica BlackRock Large Cap Value	1,000.00	1,181.50	4.56	1,021.02	4.23	0.83%
Transamerica BlackRock Natural Resources	1,000.00	1,287.60	5.02	1,020.82	4.43	0.87%
Transamerica BNY Mellon Market Neutral Strategy	1,000.00	978.00	7.83	1,017.29	7.98	1.57%
Transamerica Federated Market Opportunity	1,000.00	1,026.10	4.60	1,020.67	4.58	0.90%
Transamerica JPMorgan Core Bond	1,000.00	1,013.40	1.87	1,015.00	1.87	0.55%
Transamerica JPMorgan International Bond	1,000.00	1,137.40	3.07	1,022.33	2.91	0.57%
Transamerica JPMorgan Mid Cap Value	1,000.00	1,177.80	4.89	1,020.72	4.53	0.89%
Transamerica Loomis Sayles Bond	1,000.00	1,270.70	3.95	1,021.73	3.52	0.69%
Transamerica Neuberger Berman International	1,000.00	1,294.00	6.07	1,019.91	5.35	1.05%
Transamerica Oppenheimer Developing Markets	1,000.00	1,415.40	7.79	1,018.75	6.51	1.28%
Transamerica Oppenheimer Small- & Mid-Cap Value	1,000.00	1,185.90	5.40	1,020.27	4.99	0.98%
Transamerica Schroders International Small Cap	1,000.00	1,376.90	7.25	1,019.11	6.16	1.21%
Transamerica Third Avenue Value	1,000.00	1,185.90	4.68	1,020.92	4.33	0.85%
Transamerica Thornburg International Value	1,000.00	1,263.40	6.50	1,019.46	5.80	1.14%
Transamerica UBS Dynamic Alpha	1,000.00	1,145.00	8.06	1,017.69	7.58	1.49%
Transamerica UBS Large Cap Value	1,000.00	1,185.40	4.41	1,021.17	4.08	0.80%
Transamerica Van Kampen Emerging Markets Debt	1,000.00	1,159.10	5.33	1,020.27	4.99	0.98%
Transamerica Van Kampen Mid-Cap Growth	1,000.00	1,258.90	4.95	1,020.82	4.43	0.87%
Transamerica Van Kampen Small Company Growth	1,000.00	1,193.50	5.64	1,020.06	5.19	1.02%
Transamerica WMC Emerging Markets	1,000.00	1,358.10	8.32	1,018.15	7.12	1.40%

(a)

For all funds, excluding Transamerica JPMorgan Core Bond, expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days). For Transamerica JPMorgan Core Bond, expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (123 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

Schedules of Investments Composition

At October 31, 2009

(The following charts summarize the Schedules of Investments of the funds by asset type)

(unaudited)

Transamerica AllianceBernstein International Value

Common Stocks	96.9%
Securities Lending Collateral	4.4
Repurchase Agreement	1.5
Rights	0.0 *
Other Assets and Liabilities - Net	(2.8)
Total	100.0%

Transamerica BlackRock Global Allocation

Common Stocks	52.8%
Convertible Bonds	11.4
U.S. Government Obligations	9.5
Foreign Government Obligations	8.8
Short-Term U.S. Government Obligations	7.9
Corporate Debt Securities	4.3
Investment Companies	3.4
Securities Lending Collateral	2.7
Preferred Stocks	0.5
Convertible Preferred Stocks	0.4
Purchased Options	0.0	*
Warrants	0.0	*
Structured Notes Debt	0.0	*
Rights	0.0	*
Asset-Backed Security	0.0	*
Written Options	(0.3)
Other Assets and Liabilities - Net	(1.4	)(a)
Total	100.0%

Transamerica BlackRock Large Cap Value

Common Stocks	99.7%
Short-Term Investment Company	0.2
Other Assets and Liabilities - Net	0.1
Total	100.0%

Transamerica BlackRock Natural Resources

Common Stocks	89.6%
Repurchase Agreement	13.8
Securities Lending Collateral	3.7
Other Assets and Liabilities - Net	(7.1)
Total	100.0%

Transamerica BNY Mellon Market Neutral Strategy

Common Stocks	89.7%
Repurchase Agreement	25.7
Other Assets and Liabilities - Net	(15.4	)(a)
Total	100.0%

Transamerica Federated Market Opportunity

Repurchase Agreement	38.7%
Common Stocks	34.1
Purchased Options	6.8
Foreign Government Obligations	6.1
Investment Companies	5.7
U.S. Government Obligations	5.6
Securities Lending Collateral	1.3
Short-Term Government Obligation	1.3
Other Assets and Liabilities - Net	0.4 (a)
Total	100.0%

Transamerica JPMorgan Core Bond

U.S. Government Agency Obligations	53.3%
U.S. Government Obligations	25.3
Corporate Debt Securities	8.9
Mortgage-Backed Securities	6.9
Repurchase Agreement	4.7
Asset-Backed Securities	0.4
Municipal Government Obligation	0.0 *
Other Assets and Liabilities - Net	0.5
Total	100.0%

Transamerica JPMorgan International Bond

Foreign Government Obligations	69.2%
Corporate Debt Securities	26.2
Repurchase Agreement	1.5
Mortgage-Backed Security	0.6
Short-Term U.S. Government Obligation	0.2
Asset-Backed Security	0.1
Other Assets and Liabilities - Net	2.2 (a)
Total	100.0%

Transamerica JPMorgan Mid Cap Value

Common Stocks	99.3%
Securities Lending Collateral	2.5
Repurchase Agreement	0.8
Other Assets and Liabilities - Net	(2.6)
Total	100.0%

Transamerica Loomis Sayles Bond

Corporate Debt Securities	67.2%
Foreign Government Obligations	15.4
Mortgage-Backed Securities	5.5
Convertible Bonds	3.6
Repurchase Agreement	2.3
Asset-Backed Securities	0.9
Preferred Stocks	0.9
Convertible Preferred Stocks	0.7
Structured Note Debts	0.6
Loan Assignment	0.4
Common Stocks	0.1
Securities Lending Collateral	0.0 *
Other Assets and Liabilities - Net	2.4
Total	100.0%

Transamerica Neuberger Berman International

Common Stocks	97.3%
Repurchase Agreement	2.5
Securities Lending Collateral	1.7
Warrants	0.0 *
Rights	0.0 *
Other Assets and Liabilities - Net	(1.5)
Total	100.0%

Transamerica Oppenheimer Developing Markets

Common Stocks	95.8%
Preferred Stocks	2.7
Repurchase Agreement	0.8
Securities Lending Collateral	0.1
Rights	0.0 *
Other Assets and Liabilities - Net	0.6
Total	100.0%

Transamerica Oppenheimer Small- & Mid-Cap Value

Common Stocks	98.5%
Repurchase Agreement	3.5
Other Assets and Liabilities - Net	(2.0)
Total	100.0%

Transamerica Schroders International Small Cap

Common Stocks	95.9%
Repurchase Agreement	3.8
Securities Lending Collateral	1.6
Rights	0.0 *
Other Assets and Liabilities - Net	(1.3)
Total	100.0%

Transamerica Third Avenue Value

Common Stocks	86.8%
Short-Term U.S. Government Obligation	7.1
Repurchase Agreement	5.8
Securities Lending Collateral	4.1
Other Assets and Liabilities - Net	(3.8)
Total	100.0%

Transamerica Thornburg International Value

Common Stocks	97.3%
Repurchase Agreement	2.6
Other Assets and Liabilities - Net	0.1 (a)
Total	100.0%

Transamerica UBS Dynamic Alpha

Repurchase Agreement	99.2%
Common Stocks	0.0	*
Other Assets and Liabilities - Net	0.8	(a)
Total	100.0%

Transamerica UBS Large Cap Value

Common Stocks	97.9%
Repurchase Agreement	1.2
Investment Company	1.0
Securities Lending Collateral	0.2
Other Assets and Liabilities - Net	(0.3)
Total	100.0%

Transamerica Van Kampen Emerging Markets Debt

Foreign Government Obligations	77.9%
Corporate Debt Securities	8.5
Repurchase Agreement	0.6
Securities Lending Collateral	0.0 *
Other Assets and Liabilities - Net	13.0
Total	100.0%

Transamerica Van Kampen Mid-Cap Growth

Common Stocks	90.4%
Repurchase Agreement	10.6
Securities Lending Collateral	6.3
Other Assets and Liabilities - Net	(7.3)
Total	100.0%

Transamerica Van Kampen Small Company Growth

Common Stocks	92.1%
Securities Lending Collateral	13.4
Repurchase Agreement	6.2
Preferred Stocks	2.5
Other Assets and Liabilities - Net	(14.2)
Total	100.0%

Transamerica WMC Emerging Markets

Common Stocks	88.9%
Investment Company	4.7
Repurchase Agreement	2.8
Preferred Stocks	2.3
Convertible Preferred Stock	0.7
Warrants	0.4
Other Assets and Liabilities - Net	0.2
Total	100.0%

(a) The Other Assets and Liabilities, Net category may include, but is not limited to, Forward Currencies contracts, Futures contracts, Swap Agreements, Written options and swaptions, and Securities Sold Short.

* Amount rounds to less than 0.05% or (0.05)%.

Transamerica AllianceBernstein International Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.9%
Australia - 7.7%
Amcor, Ltd.	328,200	$1,690
Australia & New Zealand Banking Group, Ltd.	229,900	4,689
Bendigo and Adelaide Bank, Ltd.	155,800	1,263
BHP Billiton, Ltd.	23,700	777
Challenger Financial Services Group, Ltd.	268,400	883
Insurance Australia Group, Ltd.	242,100	814
Lend Lease Corp., Ltd.	112,200	930
Macquarie Group, Ltd.	68,300	2,991
National Australia Bank, Ltd.	144,221	3,811
Qantas Airways, Ltd.	991,701	2,466
Tabcorp Holdings, Ltd.	283,800	1,810
Telstra Corp., Ltd.	712,100	2,116
Belgium - 0.2%
Delhaize Group SA	10,200	693
Canada - 4.7%
Biovail Corp.	42,600	575
Bombardier, Inc. -Class B	483,000	1,960
Brookfield Properties Corp.	122,000	1,268
Fairfax Financial Holdings, Ltd.	2,800	1,002
Industrial Alliance Insurance & Financial Services, Inc.	35,100	901
National Bank of Canada	20,700	1,078
Nexen, Inc.	135,448	2,913
Suncor Energy, Inc. ‡	86,988	2,888
TELUS Corp. -Class A	47,700	1,422
Toronto-Dominion Bank	13,500	770
Denmark - 0.8%
Danske Bank A/S -Class R ‡	110,900	2,547
Finland - 1.5%
Nokia OYJ	379,000	4,787
France - 14.3%
BNP Paribas	65,252	4,916
Casino Guichard Perrachon SA	23,800	1,891
Cie de Saint-Gobain	15,200	741
Credit Agricole SA	220,761	4,229
EDF SA	51,700	2,882
France Telecom SA	171,900	4,259
Klepierre REIT	4,900	203
Lagardere SCA	63,300	2,860
Renault SA ‡	58,100	2,600
Sanofi-Aventis SA	80,700	5,915
Societe Generale	83,844	5,569
Unibail-Rodamco REIT	15,000	3,322
Vallourec SA	13,045	2,054
Vivendi	138,200	3,834
Germany - 13.5%
Allianz SE	44,600	5,113
BASF SE	84,600	4,529
Bayer AG	66,300	4,600
Bayerische Motoren Werke AG	15,300	748
Celesio AG	25,900	643
Deutsche Bank AG	69,100	5,020
Deutsche Post AG	172,620	2,920
Deutsche Telekom AG	282,500	3,860
E.ON AG	141,200	5,411
Metro AG	46,000	2,553
Muenchener Rueckversicherungs AG	23,600	3,734
RWE AG	40,540	3,556
Italy - 6.6%
Banca Popolare di Milano Scarl	265,300	1,974
Enel SpA Λ	637,500	3,793
ENI SpA	175,700	4,352
Intesa Sanpaolo SpA ‡	552,500	2,325
Telecom Italia SpA	1,817,100	2,887
Telecom Italia SpA - RSP	1,617,800	1,780
UniCredit SpA ‡	1,148,700	3,848
Japan - 13.3%
AEON Co., Ltd.	221,500	1,976
Fujitsu, Ltd.	24,000	141
ITOCHU Corp.	203,000	1,283
JFE Holdings, Inc.	47,500	1,547
KDDI Corp.	380	2,017
Kyocera Corp.	13,700	1,149
Mitsubishi Chemical Holdings Corp.	73,500	273
Mitsubishi Tanabe Pharma Corp.	96,000	1,226
Mitsubishi UFJ Financial Group, Inc.	226,100	1,204
Mitsui Fudosan Co., Ltd.	122,000	1,974
Namco Bandai Holdings, Inc.	126,000	1,288
Nippon Mining Holdings, Inc.	252,500	1,126
Nippon Telegraph & Telephone Corp.	102,300	4,222
Nippon Yusen KK	450,000	1,661
Nissan Motor Co., Ltd. ‡	492,800	3,566
ORIX Corp. Λ	34,420	2,223
Sharp Corp.	181,000	1,931
Sony Corp.	56,600	1,671
Sumitomo Mitsui Financial Group, Inc.	76,900	2,614
Sumitomo Realty & Development Co., Ltd.	98,000	1,858
Tokyo Electric Power Co., Inc.	111,800	2,748
Toshiba Corp. ‡	766,000	4,379
Jersey Channel Islands - 1.0%
WPP PLC	344,900	3,091
Netherlands - 2.3%
Koninklijke Ahold NV	279,060	3,516
Koninklijke DSM NV	12,400	543
Randstad Holding NV ‡	82,400	3,126
New Zealand - 0.8%
Fletcher Building, Ltd.	234,100	1,384
Telecom Corp. of New Zealand, Ltd.	544,898	991
Norway - 1.2%
Statoil ASA	158,050	3,724
Spain - 4.0%
Banco Santander SA Reg D ‡	4,041	65
Banco Santander SA	437,300	7,037
Telefonica SA	203,400	5,680
Sweden - 2.5%
Electrolux AB -Series B ‡	100,400	2,406
Svenska Cellulosa AB - Class B	182,400	2,506
Telefonaktiebolaget LM Ericsson - Class B	284,000	2,968
Switzerland - 2.7%
Adecco SA	57,300	2,560
Novartis AG	115,110	5,995
United Kingdom - 19.8%
Associated British Foods PLC	226,100	3,062
AstraZeneca PLC	108,000	4,848
Aviva PLC	461,501	2,886
Barclays PLC ‡	504,900	2,646
BP PLC	885,700	8,300
BT Group PLC -Class A	711,740	1,525
Centrica PLC	401,200	1,630
Drax Group PLC	141,300	1,075
GlaxoSmithKline PLC	314,600	6,454
Old Mutual PLC	448,800	779
Premier Foods PLC ‡	1,225,300	718
Rolls-Royce Group PLC -Class C ‡Ə	24,660,000	40
Rolls-Royce Group PLC ‡Λ	411,000	3,032
Royal & Sun Alliance Insurance Group PLC	671,216	1,330
Royal Dutch Shell PLC -Class A Λ	276,130	8,187
Thomas Cook Group PLC	322,400	1,080
Travis Perkins PLC ‡	95,300	1,176
TUI Travel PLC	406,500	1,548
Vodafone Group PLC	3,622,812	7,984
Wolseley PLC ‡	129,700	2,624
Xstrata PLC ‡	107,500	1,548
Total Common Stocks (cost $335,828)		$306,106

The notes to the financial statements are an integral part of this report.

	Shares	Value
RIGHTS - 0.0%
Belgium - 0.0%
Fortis Ə‡	175,832	$	♦
Total Rights (cost $—)

Principal
REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $4,801 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,901.	$4,801	4,801
Total Repurchase Agreement (cost $4,801)

	Shares
SECURITIES LENDING COLLATERAL - 4.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	13,966,866	13,967
Total Securities Lending Collateral (cost $13,967)
Total Investment Securities (cost $354,596) #		324,874
Other Assets and Liabilities - Net		(8,806)

Net Assets		$316,068

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Commercial Banks	15.6%	$50,585
Oil, Gas & Consumable Fuels	9.5	31,490
Pharmaceuticals	9.1	29,613
Diversified Telecommunication Services	8.8	28,742
Insurance	5.1	16,559
Electric Utilities	4.6	14,834
Food & Staples Retailing	3.2	10,629
Wireless Telecommunication Services	3.1	10,001
Media	3.1	9,785
Capital Markets	2.4	8,011
Communications Equipment	2.4	7,755
Automobiles	2.1	6,914
Real Estate Management & Development	1.9	6,030
Household Durables	1.8	6,008
Professional Services	1.8	5,686
Chemicals	1.7	5,345
Multi-Utilities	1.6	5,186
Aerospace & Defense	1.5	5,032
Computers & Peripherals	1.4	4,520
Hotels, Restaurants & Leisure	1.4	4,438
Trading Companies & Distributors	1.2	3,907
Metals & Mining	1.2	3,872
Food Products	1.2	3,780
Real Estate Investment Trusts	1.1	3,525
Air Freight & Logistics	0.9	2,920
Paper & Forest Products	0.8	2,506
Airlines	0.8	2,466
Consumer Finance	0.7	2,223
Machinery	0.6	2,054
Containers & Packaging	0.5	1,690
Marine	0.5	1,661
Construction Materials	0.4	1,384
Leisure Equipment & Products	0.4	1,288
Specialty Retail	0.4	1,176
Electronic Equipment & Instruments	0.4	1,149
Independent Power Producers & Energy Traders	0.3	1,075
Diversified Financial Services	0.3	883
Building Products	0.2	741
Health Care Providers & Services	0.2	643
Investment Securities, at Value	94.2	306,106
Short-Term Investments	5.8	18,768
Total Investments	100.0%	$324,874

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $13,262.
Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to less than $40, or 0.01% of the fund’s net assets.
♦	Value and/or principal is less than $1.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $354,743. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $22,361 and $52,230, respectively. Net unrealized depreciation for tax purposes is $29,869.

DEFINITIONS:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies).
RSP	Refers to Risparmio shares, which are savings shares on the Italian Stock Exchange.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$1,671	$27,940	$—	$29,611
Equities - Consumer Staples	—	14,408	—	14,408
Equities - Energy	5,802	25,688	—	31,490
Equities - Financials	5,084	82,733	♦	87,817
Equities - Health Care	575	29,679	—	30,254
Equities - Industrials	1,960	22,467	40	24,467
Equities - Information Technology	—	13,423	—	13,423
Equities - Materials	—	14,798	—	14,798
Equities - Telecommunication Services	1,422	37,321	—	38,743
Equities - Utilities	—	21,095	—	21,095
Cash & Cash Equivalent - Repurchase Agreement	—	4,801	—	4,801
Cash & Cash Equivalent - Securities Lending Collateral	13,967	—	—	13,967
Total	$30,481	$294,353	$40	$324,874

Level 3 Rollforward

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)		Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/(Depreciation)		Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Financials	$—	$	♦	$—	$—	$	♦	$—	$	♦
Foreign Equity - Industrials	$—		$40	$—	$—	$	♦	$—		$40
Total	$—		$40	$—	$—	$	♦	$—		$40

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Global Allocation

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal		Value
U.S. GOVERNMENT OBLIGATIONS - 9.5%
United States - 9.5%
U.S. Treasury Inflation Indexed Bond
2.38%, 01/15/2027	$1,748		$1,848
U.S. Treasury Inflation Indexed Note
0.88%, 04/15/2010	3,970		3,980
1.63%, 01/15/2018	1,526		1,563
2.00%, 04/15/2012 - 01/15/2016	3,654		3,841
2.38%, 04/15/2011	3,963		4,099
2.50%, 07/15/2016	7,129		7,746
U.S. Treasury Note
2.13%, 01/31/2010	1,390		1,397
2.38%, 10/31/2014 Λ	5,146		5,159
2.63%, 02/29/2016	1,405		1,391
2.75%, 02/15/2019	2,845		2,704
2.88%, 06/30/2010	2,797		2,845
4.88%, 05/31/2011	5,650		6,027
Total U.S. Government Obligations (cost $41,195)			42,600

FOREIGN GOVERNMENT OBLIGATIONS - 8.8%
Australia - 0.2%
Australia Government Bond
5.75%, 06/15/2011	AUD	1,145	1,047
Brazil - 1.4%
Brazil Notas Do Tesouro Nacional
10.00%, 01/01/2017	BRL	12,015	6,097
Canada - 0.3%
Canadian Government Bond
4.00%, 09/01/2010 - 06/01/2016	CAD	1,165	1,124
France - 0.1%
Caisse D’amortissement de La Dette Sociale
3.25%, 04/25/2013	EUR	400	607
Germany - 3.4%
Bundesrepublik Deutschland
3.50%, 07/04/2019	EUR	1,380	2,074
4.25%, 07/04/2017	EUR	2,150	3,433
Bundesschatzanweisungen
4.75%, 06/11/2010	EUR	1,339	2,019
Deutsche Bundesrepublik, TIPS
1.50%, 04/15/2016	EUR	1,711	2,586
Federal Republic of Germany
1.50%, 09/21/2012 -144A	$1,600		1,597
4.00%, 07/04/2016	EUR	2,250	3,549
Japan - 1.4%
Japanese Government Bond
0.70%, 09/15/2010	JPY	74,450	831
Japanese Government CPI Linked Bond
0.80%, 09/10/2015 - 03/10/2016	JPY	427,563	4,391
1.00%, 06/10/2016	JPY	40,160	413
1.40%, 06/10/2018	JPY	84,405	872
Malaysia - 0.4%
Malaysian Government Bond
3.76%, 04/28/2011	MYR	3,400	1,016
3.87%, 04/13/2010	MYR	2,850	842
Netherlands - 0.4%
Kingdom of the Netherlands
3.75%, 07/15/2014	EUR	1,200	1,860
New Zealand - 0.1%
Republic of New Zealand, CPI Linked Bond
4.50%, 02/15/2016	NZD	400	422
Poland - 0.2%
Republic of Poland, CPI Linked Bond
3.00%, 08/24/2016	PLN	2,896	961
Ukraine - 0.0%
Republic of Ukraine
6.58%, 11/21/2016 Reg S	$100		74
United Kingdom - 0.9%
United Kingdom
4.25%, 03/07/2011	GBP	2,235	3,834
Total Foreign Government Obligations (cost $36,881)			39,649

ASSET-BACKED SECURITY - 0.0%
Cayman Islands - 0.0%
Latitude CLO, Ltd.
Series 2005-1I, Class SUB
0.01%, 12/15/2017	$200		2
Total Asset-Backed Security (cost $177)

CORPORATE DEBT SECURITIES - 4.3%
Bermuda - 0.1%
Noble Group, Ltd.
8.50%, 05/30/2013 -144A	375		410
Canada - 0.1%
Rogers Communications, Inc.
7.63%, 12/15/2011	CAD	500	510
Sino-Forest Corp.
10.25%, 07/28/2014 -144A	$50		53
Cayman Islands - 0.5%
Chaoda Modern Agriculture Holdings, Ltd.
7.75%, 02/08/2010 Reg S	300		294
China Milk Products Group, Ltd.
Zero Coupon, 01/05/2012	554		666
Cosan Finance, Ltd.
7.00%, 02/01/2017 -144A	90		86
DBS Capital Funding Corp.
7.66%, 03/31/2049 Reg S	42		43
Hutchison Whampoa International, Ltd.
5.45%, 11/24/2010 Reg S	300		308
6.25%, 11/24/2014 Reg S	200		216
Hutchison Whampoa, Ltd.
7.63%, 04/09/2019 -144A	400		451
Ireland - 0.4%
VIP Finance Ireland, Ltd.
8.38%, 04/30/2013 -144A	462		474
9.13%, 04/30/2018 -144A	1,358		1,416
Korea, Republic of - 0.2%
Korea Electric Power Corp.
5.13%, 04/23/2034 Reg S	579		587
7.95%, 04/01/2096 Ђ	448		282
Luxembourg - 1.0%
Alrosa Finance SA
8.88%, 11/17/2014 Reg S	401		399
Evraz Group SA
8.25%, 11/10/2015 Reg S	100		97
8.88%, 04/24/2013 -144A	300		294
9.50%, 04/24/2018 -144A	425		419
GAZ Capital SA
6.61%, 02/13/2018	EUR	646	964
TNK-BP Finance SA
6.63%, 03/20/2017 -144A	$852		812
7.50%, 07/18/2016 -144A	200		202
7.88%, 03/13/2018 -144A	1,122		1,135
UBS Luxembourg SA
8.25%, 05/23/2016 Reg S	300		304
Malaysia - 0.2%
Johor Corp.
1.00%, 07/31/2012 §	MYR	2,896	832

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal		Value
Netherlands - 0.3%
Kazmunaigaz Finance Sub BV
9.13%, 07/02/2018 -144A		$1,404	$1,544
Supranational - 0.1%
European Investment Bank
3.63%, 10/15/2011	EUR	296	453
Trinidad and Tobago - 0.0%
Petroleum Co. of Trinidad & Tobago, Ltd.
9.75%, 08/14/2019 -144A		$185	210
United Arab Emirates - 0.4%
Abu Dhabi National Energy Co.
6.50%, 10/27/2036 Reg S	100		97
Nakheel Development, Ltd.
3.17%, 12/14/2009	1,678		1,800
United States - 0.9%
Advanced Micro Devices, Inc.
7.75%, 11/01/2012	19		17
Bumi Resources Tbk PT
10.59%, 10/08/2012	500		500
General Electric Capital Corp.
0.37%, 01/15/2010 *	JPY	204,000	2,263
Pemex Project Funding Master Trust
5.50%, 02/24/2025 Reg S	EUR	860	1,098
Virgin Islands, British - 0.1%
Citic Resources Finance, Ltd.
6.75%, 05/15/2014 -144A		$331	317
Total Corporate Debt Securities (cost $16,749)			19,553

STRUCTURED NOTES DEBT - 0.0%
United States - 0.0%
Preferred Term Securities XXIV, Ltd.
03/22/2037 §±	350		♦
Preferred Term Securities XXV, Ltd.
03/22/2037 §±	175		♦
Preferred Term Securities XXVI, Ltd.
09/22/2037 -144A §±	190		♦
Preferred Term Securities XXVII, Ltd.
12/22/2037 Ə§±	200		♦
Total Structure Notes Debt (cost $905)			♦

CONVERTIBLE PREFERRED STOCKS - 0.4%
Bermuda - 0.0%
Bunge, Ltd. 4.88% ▲	1,390		113
Cayman Islands - 0.0%
XL Capital, Ltd. 10.75% ▲	4,470		115
United States - 0.4%
El Paso Corp. 4.99% ▲	1,153		1,007
Mylan, Inc. 6.50% ▲	272		280
NRG Energy, Inc. 4.00% ▲	147		169
Total Convertible Preferred Stocks (cost $1,342)			1,684

PREFERRED STOCKS - 0.5%
Brazil - 0.4%
All America Latina Logistica SA 0.48% ▲	BRL	14,000	103
Cia Brasileira de Distribuicao Grupo Pao de Acucar ‡	BRL	1,547	47
Cia Brasileira de Distribuicao Grupo Pao de Acucar 0.49% ▲	BRL	24,582	744
Itau Unibanco Holding SA 0.48% ▲	BRL	11,100	211
NET Servicos de Comunicacao SA ‡	BRL	12,100	151
Usinas Siderurgicas de Minas Gerais SA 1.02% ▲	BRL	5,500	144
Vale SA 2.49% ▲	BRL	22,600	506
France - 0.1%
Michelin ‡	EUR	1,513	227
Total Preferred Stocks (cost $1,812)			2,133

	Shares
COMMON STOCKS - 52.8%
Australia - 0.6%
BHP Billiton, Ltd.	36,200	1,187
CSL, Ltd.	12,900	362
Newcrest Mining, Ltd.	11,170	321
Telstra Corp., Ltd.	48,000	143
Transurban Group ‡Λ	19,075	77
Woodside Petroleum, Ltd.	12,200	512
Austria - 0.0%
Telekom Austria AG	10,900	179
Belgium - 0.1%
RHJ International -144A ‡	17,100	125
RHJ International ‡	50,600	369
Bermuda - 0.6%
Arch Capital Group, Ltd. ‡	4,400	296
Axis Capital Holdings, Ltd.	300	9
Bunge, Ltd.	2,311	132
Cheung Kong Infrastructure Holdings, Ltd.	77,900	275
Cosan, Ltd. -Class A ‡	41,200	274
Endurance Specialty Holdings, Ltd.	12,600	454
Everest RE Group, Ltd.	2,400	210
Katanga Mining, Ltd. ‡	84,672	57
Nabors Industries, Ltd. ‡	4,450	93
Noble Group, Ltd.	107,869	197
PartnerRe, Ltd.	2,500	191
Platinum Underwriters Holdings, Ltd.	5,300	190
RenaissanceRe Holdings, Ltd.	5,400	284
Validus Holdings, Ltd.	9,727	246
Brazil - 1.9%
Cia Energetica de Minas Gerais ADR Λ	7,767	123
Cyrela Brazil Realty SA	50,700	648
Global Village Telecom Holding SA ‡	9,500	272
Hypermarcas SA ‡	44,300	907
MRV Engenharia e Participacoes SA	16,000	298
Petroleo Brasileiro SA -Class A ADR	126,600	5,139
SLC Agricola SA	40,700	307
VIVO Participacoes SA ADR	31,000	751
Canada - 2.9%
Agrium, Inc.	700	33
Alamos Gold, Inc. ‡	40,300	322
Barrick Gold Corp.	40,695	1,462
BCE, Inc.	1,400	34
Canadian Natural Resources, Ltd.	8,200	531
Canadian Pacific Railway, Ltd.	16,900	731
Eldorado Gold Corp. ‡Λ	63,000	702
EnCana Corp.	600	33
Goldcorp, Inc.	49,000	1,801
Golden Star Resources, Ltd. ‡	23,800	74
Iamgold Corp. Λ	111,000	1,460
Kinross Gold Corp.	114,821	2,133
New Gold, Inc. ‡	8,200	30
Nortel Networks Corp. ‡	9,000	1
Rogers Communications, Inc. -Class B	28,400	832
Sino-Forest Corp. -Class A ‡	38,300	539
Suncor Energy, Inc. ‡	7,780	258

The notes to the financial statements are an integral part of this report.

	Shares	Value
Canada - (continued)
Talisman Energy, Inc.	5,200	$88
Teck Resources, Ltd. -Class B ‡	1,500	43
TELUS Corp. ‡	5,300	166
Thomson Reuters Corp. ‡	700	22
Viterra, Inc. ‡	16,000	152
Yamana Gold, Inc.	138,970	1,474
Cayman Islands - 0.5%
Bawang International Group Holding, Ltd. ‡	20,300	8
Chaoda Modern Agriculture Holdings, Ltd.	960,114	742
Garmin, Ltd. Λ	900	27
Tianjin Port Development Holdings, Ltd. ‡	529,600	196
XL Capital, Ltd. -Class A	76,800	1,261
Chile - 0.1%
Banco Santander Chile ADR	2,500	132
Sociedad Quimica y Minera de Chile SA ADR	6,000	220
China - 0.4%
China BlueChemical, Ltd.	224,400	119
China Communications Services Corp., Ltd. -Class H	5,000	3
China Life Insurance Co., Ltd. ADR	4,933	339
China Shenhua Energy Co., Ltd. -Class H	182800	819
China South Locomotive and Rolling Stock Corp.	129,900	72
Guangshen Railway Co., Ltd.	522,700	212
Huaneng Power International, Inc. -Class H	40,900	26
Jiangsu Expressway Co., Ltd. -Class H	44,700	40
Ping An Insurance Group Co. of China, Ltd. -Class H	20,600	180
Xiamen International Port Co., Ltd. -Class H	494,200	91
Cyprus - 0.0%
AFI Development PLC GDR	47,100	108
Egypt - 0.1%
Telecom Egypt	167,430	541
Finland - 0.0%
Fortum OYJ	8,978	212
France - 0.7%
AXA SA	8,000	199
AXA SA ADR	500	12
Cie Generale D’optique Essilor International SA Λ	13,500	756
France Telecom SA	35,600	883
Sanofi-Aventis SA	3,000	220
Sanofi-Aventis SA ADR	700	26
Thales SA	4,300	208
Total SA	13,708	820
Germany - 0.2%
Allianz SE	2,216	254
Bayer AG	5,171	358
Bayer AG ADR	300	21
Bayerische Motoren Werke AG	3,100	152
Guernsey, Channel Island - 0.0%
Amdocs, Ltd. ‡	1,000	25
Hong Kong - 1.1%
Beijing Enterprises Holdings, Ltd.	288,789	1,722
Cheung Kong Holdings, Ltd.	25,500	325
China Mobile, Ltd.	47,700	447
Denway Motors, Ltd.	248,900	119
Hutchison Whampoa, Ltd.	57,600	404
Link REIT	305,600	694
Ports Design, Ltd.	1,300	3
Shanghai Industrial Holdings, Ltd.	18,500	87
Tianjin Development Holdings	1,061,900	656
Wharf Holdings, Ltd.	76,525	415
India - 0.7%
Adani Power, Ltd. ‡	131,921	273
Bharat Heavy Electricals, Ltd.	14,300	668
Container Corp. of India	4,400	102
Hindustan Unilever, Ltd.	28,200	167
Housing Development Finance Corp.	4,900	273
Larsen & Toubro, Ltd.	10,000	329
Reliance Industries, Ltd.	19,700	795
State Bank of India, Ltd.	13,800	634
Indonesia - 0.1%
Bumi Resources Tbk PT	983,901	237
Ireland - 0.1%
Accenture PLC -Class A	900	33
Covidien PLC	8,525	359
Israel - 0.2%
Check Point Software Technologies ‡	1,200	37
Ectel, Ltd. ‡	4,795	6
Teva Pharmaceutical Industries, Ltd. ADR	15,240	769
Italy - 0.1%
Assicurazioni Generali SpA	3,800	96
Intesa Sanpaolo SpA ‡	51,700	217
Japan - 6.4%
AIOI Insurance Co., Ltd.	195,000	858
Astellas Pharma, Inc.	10,600	390
Bank of Kyoto, Ltd.	31,300	284
Canon, Inc.	20,400	769
Coca-Cola Central Japan Co., Ltd.	7,925	106
Coca-Cola West Co., Ltd.	22,371	416
Daihatsu Motor Co., Ltd.	19,900	204
Daikin Industries, Ltd.	1,900	64
Daiwa House Industry Co., Ltd.	29,300	313
East Japan Railway Co.	13,767	882
Fanuc, Ltd.	1,500	125
Fuji Heavy Industries, Ltd. ‡	47,000	184
Fujitsu, Ltd.	18,300	108
Futaba Industrial Co., Ltd. ‡Λ	24,700	129
Hitachi Chemical Co., Ltd.	16,200	322
Hokkaido Coca-Cola Bottling Co., Ltd.	6,800	37
Honda Motor Co., Ltd.	17,500	540
Hoya Corp.	30,400	669
JGC Corp.	33,000	630
KDDI Corp.	216	1,146
Kinden Corp.	23,000	187
Kirin Holdings Co., Ltd.	43,000	702
Kubota Corp. Λ	94,200	732
Kyowa Hakko Kirin Co., Ltd.	23,300	269
Mikuni Coca-Cola Bottling Co., Ltd. Λ	19,100	161
Mitsubishi Corp.	71,100	1,507
Mitsubishi Tanabe Pharma Corp.	13,000	166
Mitsui & Co., Ltd.	77,900	1,023
Mitsui Sumitomo Insurance Group Holdings, Inc.	16,600	386

The notes to the financial statements are an integral part of this report.

	Shares	Value
Japan - (continued)
Murata Manufacturing Co., Ltd.	9,000	$439
NGK Insulators, Ltd.	10,900	244
Nintendo Co., Ltd.	1,000	251
Nippon Sheet Glass Co., Ltd.	2,600	8
Nippon Telegraph & Telephone Corp.	11,400	470
Nipponkoa Insurance Co., Ltd.	117,100	638
Nomura Holdings, Inc.	47,300	333
NTT DoCoMo, Inc.	1,008	1,462
NTT Urban Development Corp.	155	125
Okumura Corp.	82,400	287
Panasonic Corp. Λ	2,800	40
Rinnai Corp.	3,700	163
ROHM Co., Ltd.	3,900	259
Sekisui House, Ltd.	74,000	639
Seven & I Holdings Co., Ltd. Λ	28,800	630
Shimachu Co., Ltd.	4,200	99
Shin-Etsu Chemical Co., Ltd.	21,800	1,156
Shionogi & Co., Ltd.	17,500	378
Sony Corp. ADR	300	9
Sumitomo Chemical Co., Ltd.	328,100	1,307
Sumitomo Electric Industries, Ltd.	8,800	107
Sumitomo Mitsui Financial Group, Inc.	14,100	479
Suzuki Motor Corp.	41,600	1,006
Tadano, Ltd. Λ	9,000	43
Takeda Pharmaceutical Co., Ltd.	6,700	268
TDK Corp.	2,300	132
Terumo Corp.	2,900	153
Toda Corp.	63,500	212
Toho Co., Ltd.	19,200	289
Tokio Marine Holdings, Inc.	56,200	1,438
Tokyo Gas Co., Ltd. Λ	155,000	614
Toyota Industries Corp.	23,500	637
Toyota Motor Corp.	11,700	462
UBE Industries, Ltd.	120,300	310
West Japan Railway Co.	90	319
Jersey, Channel Island - 0.0%
Shire PLC ADR	500	27
Kazakhstan - 0.3%
Kazmunaigas Exploration Production GDR ‡	49,200	1,162
Korea, Republic of - 0.8%
Cheil Industries, Inc.	3,100	116
Korean Reinsurance Co.	4,574	41
KT Corp. ADR	28,900	464
KT&G Corp.	9,500	553
LS Cable, Ltd.	4,000	327
Meritz Fire & Marine Insurance Co., Ltd. ‡	4,763	33
Paradise Co., Ltd.	26,639	77
POSCO	700	290
POSCO ADR	3,200	327
Samsung Electronics Co., Ltd.	1,250	751
Samsung Fine Chemicals Co., Ltd.	6,500	258
SK Telecom Co., Ltd.	1,100	168
Luxembourg - 0.0%
ArcelorMittal	531	18
Millicom International Cellular SA ‡	500	31
Malaysia - 0.3%
Axiata Group BHD ‡	193,500	165
British American Tobacco Malaysia BHD ‡	18,300	240
Genting Malaysia BHD	119,294	95
IOI Corp. BHD	298,030	462
Plus Expressways BHD	57,000	55
Telekom Malaysia BHD	86,000	76
Tenaga Nasional BHD	137,657	337
Mexico - 0.1%
America Movil SAB de CV-Series L ADR	10,800	477
Fomento Economico Mexicano SAB de CV ADR	4,000	173
Netherlands - 0.1%
Koninklijke KPN NV	25,555	464
Koninklijke Philips Electronics NV -Class Y	1,200	30
Unilever NV	5,700	176
Netherlands Antilles - 0.2%
Schlumberger, Ltd.	12,600	784
Norway - 0.1%
Statoil ASA	20,100	474
Panama - 0.1%
McDermott International, Inc. ‡	27,300	607
Philippines - 0.0%
First Gen Corp. ‡	18,000	6
Russian Federation - 1.2%
Gazprom OAO ADR	20,800	499
Kuzbassrazrezugol ‡	820,060	209
MMC Norilsk Nickel ADR ‡	39,234	515
Novorossiysk Commercial Sea Port GDR	83,200	950
Polyus Gold Co. ADR	21,000	562
Rosneft Oil Co. ‡	27,600	210
Rushydro ‡	1,050,759	36
Rushydro ADR ‡	308,946	1,099
Sberbank of Russian Federation	419,500	930
Surgutneftegaz ADR	22,700	200
Uralkali GDR ‡	1,400	32
Singapore - 0.7%
Capitaland, Ltd.	16,350	47
Fraser and Neave, Ltd.	127,800	348
Keppel Corp., Ltd.	129,100	742
MobileOne, Ltd.	158,030	195
Oversea-Chinese Banking Corp.	80,000	431
Parkway Holdings, Ltd.	195,620	349
Parkway Life REIT ‡	6,732	6
SembCorp Marine, Ltd.	68,100	166
Singapore Press Holdings, Ltd. Λ	63,000	173
Singapore Telecommunications, Ltd.	340,550	706
South Africa - 0.1%
Anglo Platinum, Ltd. ‡	1,300	112
Gold Fields, Ltd. ADR	9,300	119
Impala Platinum Holdings, Ltd.	4,900	108
Sasol, Ltd.	3,200	120
Spain - 0.3%
Iberdrola Renovables SA	29,300	130
Telefonica SA	26,698	746
Telefonica SA ADR	4,000	336
Switzerland - 1.4%
ACE, Ltd. ‡	29,800	1,531
Credit Suisse Group AG	7,180	384
Foster Wheeler AG ‡	12,964	363
Nestle SA	32,748	1,523
Noble Corp.	700	29

The notes to the financial statements are an integral part of this report.

	Shares	Value
Switzerland - (continued)
Novartis AG	7,188	$374
Roche Holding AG	2,801	449
Transocean, Ltd. ‡	4,713	395
Tyco Electronics, Ltd.	6,525	139
Tyco International, Ltd.	5,525	185
UBS AG ‡	19,400	323
Weatherford International, Ltd. ‡	7,900	138
Zurich Financial Services AG	2,519	577
Taiwan - 0.8%
Asustek Computer, Inc.	104,116	191
Catcher Technology Co., Ltd.	34,100	83
Chunghwa Telecom Co., Ltd. ADR	33,537	583
Chunghwa Telecom Co., Ltd.	161,036	283
Compal Electronics, Inc.	74,000	93
Delta Electronics, Inc.	157,541	437
Far EasTone Telecommunications Co., Ltd.	122,000	137
High Tech Computer Corp.	30,250	300
Hon Hai Precision Industry Co., Ltd.	73,252	287
Mediatek, Inc.	6,000	84
Taiwan Cement Corp.	354,960	364
Taiwan Semiconductor Manufacturing Co., Ltd.	298,888	542
Thailand - 0.2%
Hana Microelectronics PCL	173,200	96
PTT PCL	54,600	392
Siam Commercial Bank PCL	186,900	425
United Kingdom - 1.8%
Antofagasta PLC	13,000	164
AstraZeneca PLC ADR Λ	400	18
BP PLC	92,211	864
BP PLC ADR	17,900	1,014
British American Tobacco PLC	14,125	450
Diageo PLC ADR	18,500	1,203
Guinness Peat Group PLC	463,094	280
HSBC Holdings PLC	163,300	1,803
HSBC Holdings PLC ADR	6,100	338
Lloyds TSB Group PLC ‡	72,200	102
Prudential PLC	11,000	100
Standard Chartered PLC	5,500	135
Unilever PLC ADR	6,700	200
Unilever PLC	13,386	400
Vodafone Group PLC ADR	21,461	476
Vodafone Group PLC	326,122	719
United States - 27.5%
3Com Corp. ‡	108,000	555
3M Co.	10,900	802
Abbott Laboratories	27,700	1,401
Advance Auto Parts, Inc.	500	19
AES Corp. ‡	2,300	30
Aetna, Inc.	28,450	741
Affiliated Computer Services, Inc. -Class A ‡	1,500	78
Alliance Resource Partners, LP	5,700	214
Allstate Corp.	7,000	207
Altria Group, Inc.	27,000	489
American Commercial Lines, Inc. ‡Λ	10,225	219
American Water Works Co., Inc.	5,700	108
AmerisourceBergen Corp. -Class A	6,400	142
Amgen, Inc. ‡	11,400	613
Amphenol Corp. -Class A	1,900	77
Anadarko Petroleum Corp.	11,900	725
Analog Devices, Inc.	3,200	82
Apache Corp.	7,700	725
Apple, Inc. ‡Δ	5,600	1,056
Archer-Daniels-Midland Co.	600	18
Ascent Media Corp. ‡	50	1
AT&T, Inc.	133,530	3,427
Autoliv, Inc.	400	14
Avnet, Inc. ‡	300	7
Avon Products, Inc. Δ	9,000	288
Bank of America Corp. Δ	110,000	1,604
Bank of New York Mellon Corp.	62,381	1,662
Baxter International, Inc.	4,200	227
Beckman Coulter, Inc.	500	32
Biogen Idec, Inc. ‡	700	29
Biosante Pharmaceuticals, Inc. ‡Λ	1,774	3
BMC Software, Inc. ‡	2,000	74
Boeing Co.	23,600	1,128
Boston Scientific Corp. ‡	14,300	116
Bristol-Myers Squibb Co.	178,700	3,895
Broadcom Corp. -Class A ‡	6,200	165
Burlington Northern Santa Fe Corp. Δ	21,300	1,604
CA, Inc.	45,400	950
Calpine Corp. ‡	1,800	20
CenturyTel, Inc.	2,629	85
CF Industries Holdings, Inc.	300	25
Chesapeake Energy Corp.	3,500	86
Chevron Corp.	37,900	2,901
Chipotle Mexican Grill, Inc. -Class A ‡	700	57
Chubb Corp.	11,400	553
Cigna Corp. Δ	17,200	479
Circuit City Stores, Inc. ‡Λ	12,400	♦
Cisco Systems, Inc. ‡	76,900	1,758
Citigroup, Inc.	75,584	309
CMS Energy Corp.	10,100	134
CNA Financial Corp. ‡Λ	200	4
CNX Gas Corp. ‡	6,100	170
Coca-Cola Co.	8,000	426
Cognizant Technology Solutions Corp. -Class A ‡	3,200	124
Comcast Corp. -Class A	88,450	1,284
Comerica, Inc.	1,200	33
Complete Production Services, Inc. ‡Δ	25,800	246
Computer Sciences Corp. ‡	2,700	137
Comverse Technology, Inc. ‡	36,600	307
ConAgra Foods, Inc.	8,300	174
ConocoPhillips	28,800	1,445
Consol Energy, Inc. Δ	38,500	1,648
Constellation Brands, Inc. -Class A ‡	5,800	92
Corning, Inc. Δ	95,900	1,401
Crown Holdings, Inc. ‡	8,700	232
CVS Caremark Corp.	15,100	533
DaVita, Inc. ‡	6,100	323
Dell, Inc. ‡	19,000	275
Devon Energy Corp.	11,200	725
Discovery Communications, Inc. ‡	1,000	26
Dish Network Corp. -Class A ‡	8,700	151

The notes to the financial statements are an integral part of this report.

	Shares	Value
United States - (continued)
Dover Corp.	500	$19
Dow Chemical Co.	30,700	721
Dr. Pepper Snapple Group, Inc. ‡	5,668	155
Eaton Corp.	600	36
eBay, Inc. ‡	15,700	350
Edison International	600	19
EI du Pont de Nemours & Co.	21,300	678
El Paso Corp.	74,973	735
Electronic Arts, Inc. ‡	25,200	460
Eli Lilly & Co.	9,900	337
EMC Corp./Massachusetts ‡	35,400	583
Endo Pharmaceuticals Holdings, Inc. ‡	2,700	60
Entergy Corp.	6,800	522
Exelon Corp.	9,100	427
Extreme Networks ‡	989	2
Exxon Mobil Corp.	51,500	3,690
Fairpoint Communications, Inc. Λ	774	♦
Family Dollar Stores, Inc.	600	17
Fidelity National Financial, Inc. -Class A	46,700	634
Fidelity National Information Services, Inc.	3,300	72
Fluor Corp.	400	18
FMC Corp.	12,000	613
Forest Laboratories, Inc. ‡	3,900	108
FPL Group, Inc.	15,000	737
Freeport-McMoRan Copper & Gold, Inc. ‡	9,430	692
Gap, Inc.	1,200	26
General Communication, Inc. -Class A ‡	9,400	58
General Dynamics Corp.	1,300	82
General Electric Co.	78,020	1,113
General Mills, Inc.	5,700	376
Genzyme Corp. ‡	11,500	582
Gilead Sciences, Inc. ‡	8,500	362
Global Industries, Ltd. ‡	70,500	514
Global Payments, Inc.	700	34
Goldman Sachs Group, Inc.	4,200	715
Goodrich Corp.	400	22
Google, Inc. -Class A ‡	3,540	1,898
Halliburton Co.	13,180	385
Hanesbrands, Inc. ‡	762	16
Harris Corp.	1,400	58
Healthsouth Corp. ‡	8,720	127
Hess Corp.	8,600	471
Hewitt Associates, Inc. -Class A ‡	900	32
Hewlett-Packard Co.	26,700	1,267
HJ Heinz Co.	5,700	229
Hologic, Inc. ‡	58,000	857
Humana, Inc. ‡Δ	22,100	831
Intel Corp.	49,100	939
International Business Machines Corp.	23,100	2,786
International Game Technology	25,400	453
International Paper Co.	7,700	172
JDS Uniphase Corp. ‡	4,525	25
Johnson & Johnson	52,900	3,124
JPMorgan Chase & Co. Δ	74,800	3,124
KBR, Inc.	10,675	218
Key Energy Services, Inc. ‡	8,200	60
King Pharmaceuticals, Inc. ‡	4,000	41
Kraft Foods, Inc. -Class A	41,903	1,154
L-3 Communications Holdings, Inc.	100	7
Lexmark International, Inc. -Class A ‡	11,700	298
Liberty Media Corp. - Capital ‡	4	♦
Liberty Media Corp. - Entertainment ‡	16	♦
Liberty Media Corp. - Interactive ‡	662	8
Life Technologies Corp. ‡	5,100	241
Lockheed Martin Corp.	6,400	440
LSI Corp. ‡	3,168	16
Lubrizol Corp.	500	33
Manpower, Inc.	100	5
Marathon Oil Corp.	28,300	905
Marsh & McLennan Cos., Inc.	1,400	33
Mattel, Inc.	20,100	380
McDonald’s Corp.	9,000	528
McGraw-Hill Cos., Inc.	700	20
McKesson Corp.	6,500	382
Mead Johnson Nutrition Co. -Class A	8,300	349
MeadWestvaco Corp.	1,400	32
Medco Health Solutions, Inc. ‡	10,200	572
Medtronic, Inc.	34,300	1,225
Memc Electronic Materials, Inc. ‡	2,400	30
Merck & Co., Inc.	40,300	1,246
MetLife, Inc. Δ	8,400	286
Mettler-Toledo International, Inc. ‡	1,850	180
Microsoft Corp. Δ	177,600	4,925
Morgan Stanley	18,700	601
Motorola, Inc.	65,200	559
Murphy Oil Corp.	3,700	226
Mylan, Inc. ‡	18,273	297
National Oilwell Varco, Inc. ‡	17,320	710
National Semiconductor Corp.	2,700	35
Newmont Mining Corp.	33,400	1,451
News Corp. -Class A	31,100	358
Noble Energy, Inc.	200	13
Northern Trust Corp.	20,900	1,050
Northrop Grumman Corp.	700	35
Novell, Inc. ‡	7,700	31
NRG Energy, Inc. ‡	600	14
Occidental Petroleum Corp.	12,800	971
Oracle Corp.	70,000	1,477
Pall Corp.	1,500	48
PepsiAmericas, Inc.	2,400	70
PerkinElmer, Inc.	6,700	125
Perrigo Co.	6,100	227
Pfizer, Inc.	152,308	2,594
PharMerica Corp. ‡	283	4
Philip Morris International, Inc.	16,800	795
Pitney Bowes, Inc.	1,400	34
Polycom, Inc. ‡Δ	29,800	640
PPL Corp.	8,900	262
Praxair, Inc.	2,310	184
Precision Castparts Corp.	5,400	516
Pride International, Inc. ‡	800	24
Principal Financial Group, Inc.	6,500	163
Procter & Gamble Co.	36,600	2,123
Progressive Corp. ‡	15,000	240
QUALCOMM, Inc.	21,500	890

The notes to the financial statements are an integral part of this report.

		Shares	Value
United States - (continued)
Qwest Communications International, Inc.		127,000	$456
Ralcorp Holdings, Inc. ‡		1,210	65
Reynolds American, Inc.		300	15
Ross Stores, Inc.		600	26
RR Donnelley & Sons Co.		1,700	34
Ryder System, Inc.		700	28
Safeway, Inc.		800	18
Sara Lee Corp.		62,700	708
Schering-Plough Corp.		41,600	1,173
Seahawk Drilling, Inc. ‡		53	1
Smith International, Inc.		3,000	83
Southern Co.		3,500	109
Spirit Aerosystems Holdings, Inc. -Class A ‡		36,700	584
Sprint Nextel Corp. ‡		49,700	147
St. Joe Co. ‡		17,000	407
State Street Corp.		8,400	353
Stone Energy Corp. ‡		2,700	41
Sun Microsystems, Inc. ‡		15,050	123
SUPERVALU, Inc.		2,972	47
Synopsys, Inc. ‡		1,500	33
Tellabs, Inc. ‡		3,800	23
Teradata Corp. ‡		2,400	67
Texas Instruments, Inc.		22,600	530
Thermo Fisher Scientific, Inc. ‡		9,100	410
Time Warner Cable, Inc.		2,058	81
Time Warner, Inc.		8,200	247
Total System Services, Inc.		3,500	56
Transatlantic Holdings, Inc.		3,000	152
Travelers Cos., Inc.		21,000	1,045
U.S. Bancorp		45,400	1,054
Unifi, Inc. ‡		23,300	65
Union Pacific Corp.		27,000	1,489
United Technologies Corp.		3,200	197
UnitedHealth Group, Inc. Δ		37,300	968
Unum Group		1,000	20
URS Corp. ‡		400	16
VeriSign, Inc. ‡		1,100	25
Verizon Communications, Inc.		88,200	2,610
Viacom, Inc. -Class B ‡		32,600	899
WABCO Holdings, Inc.		100	2
Wal-Mart Stores, Inc.		39,500	1,962
Waters Corp. ‡		7,300	418
WellPoint, Inc. ‡Δ		19,550	914
Wells Fargo & Co.		64,900	1,787
Western Digital Corp. ‡		4,000	135
Western Union Co.		10,200	185
Windstream Corp.		7,322	71
Xerox Corp. Δ		105,400	793
Xilinx, Inc.		800	17
XTO Energy, Inc.		10,800	449
Total Common Stocks (cost $244,934)			237,298

INVESTMENT COMPANIES - 3.4%
Cayman Islands - 0.0%
Dragon Capital - Vietnam Enterprise Investments, Ltd.		51,468	174
United States - 3.3%
Consumer Staples Select Sector SPDR Fund Λ		20,500	530
Financial Select Sector SPDR Fund Λ		152,500	2,138
Health Care Select Sector SPDR Fund Λ		20,500	575
iShares Dow Jones US Telecommunications Sector Index Fund		11,300	196
iShares Silver Trust Λ		82,700	1,329
SPDR Gold Trust		73,582	7,543
SPDR KBW Bank Trust Λ		3,800	79
Technology Select Sector Λ		53,800	1,109
Telecom HOLDRs Trust Λ		4,600	106
Utilities Select Sector SPDR Fund		40,800	1,158
Vanguard Telecommunication Services ETF		400	20
Vietnam - 0.1%
Vinaland, Ltd.		436,400	373
Total Investment Companies (cost $13,589)			15,330

RIGHTS - 0.0%
Brazil - 0.0%
All America Latina Logistica SA ‡Ə		262	1
Total Rights (cost $0)

		Notional Amount
PURCHASED OPTIONS - 0.0%
Call Options - 0.0%
General Motors Corp.	$25,800		♦
Call Strike $60.00
Expires 01/16/2010
OTC AUD vs USD Currency		480,000	3
Call Strike $0.78
Expires 12/17/2009
Put Options - 0.0%
S&P 500 Index		1,400	13
Put Strike $900.00
Expires 12/19/2009
Total Purchased Options (cost $188)			16

		Principal
CONVERTIBLE BONDS - 11.4%
Bermuda - 0.4%
Gome Electrical Appliances Holdings, Ltd.
Zero Coupon, 05/18/2014	CNY	8,100	1,165
Pine Agritech, Ltd.
Zero Coupon, 07/27/2012	CNY	6,500	835
Canada - 0.3%
Sino-Forest Corp.
5.00%, 08/01/2013-144A §		$1,125	1,188
Cayman Islands - 1.4%
FU JI Food and Catering Services Holdings, Ltd.
Zero Coupon, 10/18/2010 Џ	CNY	2,700	43
Subsea 7, Inc.
Zero Coupon, 06/29/2017		$200	197
2.80%, 06/06/2011		500	472

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

	Principal		Value
Cayman Islands - (continued)
Transocean, Inc.
1.50%, 12/15/2037	$2,168		$2,599
1.63%, 12/15/2037	1,006		985
YTL Power Finance Cayman, Ltd.
Zero Coupon, 05/09/2010	500		612
Zeus Cayman
Zero Coupon, 07/08/2013	JPY	127,000	1,362
China - 0.2%
China Petroleum & Chemical Corp.
Zero Coupon, 04/24/2014	HKD	4,860	682
Germany - 0.6%
Kreditanstalt Fuer Wiederaufbau
0.50%, 02/03/2010	EUR	650	950
3.25%, 06/27/2013	EUR	1,200	1,837
Hong Kong - 0.0%
Hongkong Land CB 2005, Ltd.
2.75%, 12/21/2012 Reg S	$100		131
India - 1.4%
Gujarat NRE Coke, Ltd.
Zero Coupon, 04/12/2011	200		267
Housing Development Finance Corp.
Zero Coupon, 09/27/2010	300		530
Punj Lloyd, Ltd.
Zero Coupon, 04/08/2011	500		555
Ranbaxy Laboratories, Ltd.
Zero Coupon, 03/18/2011	327		377
Reliance Communications, Ltd.
Zero Coupon, 05/10/2011	550		611
Zero Coupon, 03/06/2012	1,500		1,530
Suzlon Energy, Ltd.
Zero Coupon, 06/12/2012	325		328
Zero Coupon, 07/25/2014	592		524
Zero Coupon, 10/11/2012	500		505
Tata Motors, Ltd.
1.00%, 04/27/2011	450		497
Tata Steel, Ltd.
1.00%, 09/05/2012	400		437
Japan - 0.2%
Bank of Kyoto, Ltd.
Zero Coupon, 03/31/2014	JPY	15,000	167
Nagoya Railroad Co., Ltd.
Zero Coupon, 03/30/2012	JPY	3,000	34
Suzuki Motor Corp.
Zero Coupon, 03/29/2013	JPY	75,000	856
Jersey, Channel Island - 0.9%
Aldar Funding, Ltd.
5.77%, 11/10/2011	$225		253
Dana Gas Sukuk, Ltd.
7.50%, 10/31/2012	3,090		2,937
Shire PLC
2.75%, 05/09/2014	1,000		934
Korea, Republic of - 0.1%
Korea Electric Power Corp.
Zero Coupon, 11/23/2011	JPY	50,000	545
Luxembourg - 0.0%
Acergy SA
2.25%, 10/11/2013	$100		92
Malaysia - 0.9%
Berjaya Land BHD
8.00%, 08/15/2011	MYR	1,240	368
Cherating Capital, Ltd. *
2.00%, 07/05/2012	$500		556
Feringghi Capital, Ltd.
Zero Coupon, 12/22/2009 Reg S	300		345
IOI Capital BHD
Zero Coupon, 12/18/2011	575		694
IOI Resources Labuan BHD
Zero Coupon, 01/15/2013	650		633
Paka Capital, Ltd.
Zero Coupon, 03/12/2013	200		199
Rafflesia Capital, Ltd. *
1.25%, 10/04/2011	1,000		1,190
Netherlands - 0.2%
Heidelberg International Finance BV
0.88%, 02/09/2012	EUR	200	321
Pargesa Netherlands NV
1.75%, 06/15/2014	CHF	475	415
Singapore - 1.1%
Capitaland, Ltd.
2.10%, 11/15/2016	SGD	1,000	690
2.95%, 06/20/2022	SGD	2,000	1,155
3.13%, 03/05/2018	SGD	1,500	1,024
Keppel Land, Ltd.
2.50%, 06/23/2013	SGD	400	283
Olam International, Ltd.
6.00%, 10/15/2016	$400		446
Wilmar International, Ltd.
Zero Coupon, 12/18/2012	500		640
Yanlord Land Group, Ltd.
5.85%, 07/13/2014	SGD	1,000	775
United Arab Emirates - 0.2%
Nakheel Development 2, Ltd.
2.75%, 01/16/2011	$880		761
United States - 3.5%
Advanced Micro Devices, Inc.
6.00%, 05/01/2015	4,965		3,613
Amgen, Inc.
0.38%, 02/01/2013	1,631		1,604
Archer-Daniels-Midland Co.
0.88%, 02/15/2014	319		322
Cell Genesys, Inc.
3.13%, 05/01/2013 Ə	21		9
Chesapeake Energy Corp.
2.25%, 12/15/2038	1,177		880
2.50%, 05/15/2037	1,028		905
Forest City Enterprises, Inc.
5.00%, 10/15/2016-144A	61		56
Greenbrier Cos., Inc.
2.38%, 05/15/2026	250		173
Helix Energy Solutions Group, Inc.
3.25%, 12/15/2025	68		59
Hologic, Inc.
2.00%, 12/15/2037 Ђ	2,291		1,860

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal	Value
United States - (continued)
Intel Corp.
2.95%, 12/15/2035	$670	$613
3.25%, 08/01/2039-144A	632	681
LifePoint Hospitals, Inc.
3.25%, 08/15/2025	52	47
3.50%, 05/15/2014	65	58
McMoRan Exploration Co.
5.25%, 10/06/2011	170	155
Medtronic, Inc.
1.50%, 04/15/2011	133	131
1.63%, 04/15/2013	1,148	1,116
Millipore Corp.
3.75%, 06/01/2026	176	180
Mylan, Inc.
1.25%, 03/15/2012	1,055	1,039
NABI Biopharmaceuticals
2.88%, 04/15/2025	80	76
SanDisk Corp.
1.00%, 05/15/2013	1,660	1,282
SBA Communications Corp.
1.88%, 05/01/2013	251	237
4.00%, 10/01/2014-144A	213	246
Sonosite, Inc.
3.75%, 07/15/2014	208	197
Total Convertible Bonds (cost $43,733)		51,071

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 7.9%
U.S. Treasury Bill
Zero Coupon, 11/05/2009 - 01/21/2010 £	26,644	26,642
0.02%, 12/03/2009 ▲a	8,795	8,793
Total Short-Term U.S. Government Obligations (cost $35,435)		35,435

WARRANTS - 0.0%
Canada - 0.0%
Kinross Gold Corp. ‡
Expiration: 09/03/2013
Exercise Price: $32.00	9,602	34
Peak Gold, Ltd. ‡
Expiration: 04/12/2012
Exercise Price: $15.00	41,000	2
Total Warrants (cost $33)		36

	Shares
SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	11,984,382	11,984
Total Securities Lending Collateral (cost $11,984)

Total Investment Securities (cost $448,957) #		456,792
Other Assets and Liabilities - Net		(7,813)

Net Assets		$448,979

	Notional Amount
WRITTEN-OPTIONS - (0.3%)
Put Options - 0.0%
S&P 500 Index	$(1)	(4)
Put Strike $800.00
Expires 12/19/2009
Call Options - (0.3%)
Apple, Inc.	(6)	(581)
Call Strike $85.00
Expires 01/16/2010
Microsoft Corp.	(16)	(160)
Call Strike $17.50
Expires 01/16/2010
Polycom, Inc.	(8)	(19)
Call Strike $20.00
Expires 01/16/2010
Avon Products, Inc.	(9)	(86)
Call Strike $22.50
Expires 01/16/2010
Consol Energy, Inc.	(11)	(30)
Call Strike $46.00
Expires 01/16/2010
Burlington Northern Santa Fe Corp.	(7)	(15)
Call Strike $80.00
Expires 01/16/2010
JPMorgan Chase & Co.	(18)	(81)
Call Strike $39.00
Expires 12/19/2009
WellPoint, Inc.	(7)	(4)
Call Strike $55.00
Expires 12/19/2009
UnitedHealth Group, Inc.	(16)	(21)
Call Strike $27.00
Expires 12/19/2009
Humana, Inc.	(8)	(47)
Call Strike $32.00
Expires 11/21/2009
Complete Production Services, Inc.	(6)	(15)
Call Strike $7.50
Expires 01/16/2010
Cigna Corp.	(6)	(11)
Call Strike $30.00
Expires 01/16/2010
MetLife, Inc.	(8)	(4)
Call Strike $40.00
Expires 12/19/2009
Xerox Corp	(31)	(23)
Call Strike $8.00
Expires 04/17/2010
Corning, Inc.	(12)	(14)
Call Strike $16.00
Expires 05/22/2010
Morgan Stanley	(5)	(8)
Call Strike $35.00
Expires 01/16/2010
Microsoft Corp.	(14)	(28)
Call Strike $28.00
Expires 04/17/2010
Total Written Options (Premiums: $613)		(1,151)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

SWAP AGREEMENTS: £

TOTAL RETURN SWAP AGREEMENTS - RECEIVABLE:

Reference Entity	Floating Rate	Maturity Date	Counterparty	Currency Code	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation
MSCI Daily TR EuropeEx UK USD	0.72%	09/01/2010	DUB	USD	$4,347	$231	$—	$231

FUTURES CONTRACTS:

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation (Depreciation)
DAX Index	3	12/18/2009	$(30)
DJ Euro STOXX 50 Index	182	12/18/2009	(200)
FTSE 100 Index	14	12/18/2009	(7)
Hang Seng Index	2	11/27/2009	5
Nikkei 225 Index	4	12/10/2009	(11)
S&P 500 Index	31	12/17/2009	64
S&P TSE 60 Index	2	12/17/2009	16
			$(163)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Euro	340	11/05/2009	$509	$(9)
Euro	(860)	11/06/2009	(1,271)	6
Euro	640	11/06/2009	958	(15)
Euro	573	11/06/2009	856	(13)
Euro	(2,099)	11/06/2009	(3,104)	15
Euro	688	11/06/2009	1,029	(17)
Euro	340	11/06/2009	508	(8)
Euro	1,573	11/06/2009	2,350	(35)
Euro	775	11/06/2009	1,158	(18)
Euro	1,667	11/12/2009	2,470	(16)
Euro	566	11/12/2009	838	(5)
Euro	(860)	11/12/2009	(1,273)	8
Euro	2,769	11/12/2009	4,101	(27)
Euro	(860)	11/12/2009	(1,273)	8
Euro	(616)	11/13/2009	(912)	6
Euro	433	11/13/2009	650	(13)
Euro	(860)	11/13/2009	(1,266)	1
Euro	567	11/13/2009	850	(15)
Euro	568	11/13/2009	850	(15)
Euro	433	11/13/2009	650	(13)
Hong Kong Dollar	(2,759)	11/02/2009	(356)	(♦)
Japanese Yen	198,633	11/05/2009	2,198	9
Japanese Yen	181,016	11/05/2009	2,003	8
Japanese Yen	160,328	11/06/2009	1,758	22
South African Rand	(3,328)	11/06/2009	(448)	22
				$(114)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Euro	451	11/06/2009	$(10)
Sell	Swiss Franc	(681)	11/06/2009	10
Buy	Euro	2,309	11/05/2009	(53)
Sell	Pound Sterling	(2,098)	11/05/2009	8
				$(45)

The notes to the financial statements are an integral part of this report.

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
U.S. Government Obligation	9.3%	$42,600
Foreign Government Obligation	8.7	39,648
Oil, Gas & Consumable Fuels	8.6	38,779
Capital Markets	4.8	21,297
Diversified Financial Services	4.8	21,093
Pharmaceuticals	4.8	20,866
Metals & Mining	4.1	18,480
Insurance	2.9	13,275
Diversified Telecommunication Services	2.7	13,088
Commercial Banks	2.6	12,445
Wireless Telecommunication Services	2.5	12,312
Food Products	2.3	11,041
Computers & Peripherals	2.0	8,564
Semiconductors & Semiconductor Equipment	1.8	8,374
Software	1.8	8,269
Industrial Conglomerates	1.7	7,895
Energy Equipment & Services	1.7	7,865
Health Care Equipment & Supplies	1.6	7,030
Real Estate Management & Development	1.6	6,853
Communications Equipment	1.4	6,219
Health Care Providers & Services	1.3	5,937
Chemicals	1.3	5,689
Electric Utilities	1.3	5,592
Road & Rail	1.2	5,505
Food & Staples Retailing	1.0	3,981
Biotechnology	0.8	3,817
Media	0.8	3,702
Beverages	0.8	3,541
Automobiles	0.7	3,523
Aerospace & Defense	0.7	3,219
Electronic Equipment & Instruments	0.7	3,212
Trading Companies & Distributors	0.7	3,137
Construction & Engineering	0.6	2,815
Tobacco	0.6	2,542
Household Products	0.5	2,290
Internet Software & Services	0.5	2,273
Machinery	0.4	2,155
Paper & Forest Products	0.4	1,984
Electrical Equipment	0.4	1,935
Hotels, Restaurants & Leisure	0.4	1,621
Office Electronics	0.3	1,562
Household Durables	0.3	1,526
Transportation Infrastructure	0.3	1,409
Life Sciences Tools & Services	0.2	1,374
Specialty Retail	0.2	1,335
Independent Power Producers & Energy Traders	0.2	1,260
Auto Components	0.2	1,009
Thrifts & Mortgage Finance	0.2	803
IT Services	0.2	751
Real Estate Investment Trusts	0.2	700
Personal Products	0.1	645
Gas Utilities	0.1	614
Leisure Equipment & Products	0.1	380
Construction Materials	0.1	364
Containers & Packaging	0.1	232
Multi-Utilities	0.0	231
Marine	0.0	219
Textiles, Apparel & Luxury Goods	0.0	200
Water Utilities	0.0	108
Building Products	0.0	72

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited): (continued)	Percentage of Total Investments	Value
Commercial Services & Supplies	0.0%	$68
Multiline Retail	0.0	17
Derivative	0.0	16
Internet & Catalog Retail	0.0	8
Professional Services	0.0	5
Asset-Backed Security	0.0	2
Investment Securities, at Value	89.6	409,373
Short-Term Investments	10.4	47,419
Total Investments	100.0%	$456,792

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $11,627.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
*	Floating or variable rate note. Rate is listed as of 10/31/2009.
♦	Value and/or principal is less than $1.
Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to $10, or 0.00% of the fund’s net assets.
▲	Rate shown reflects the yield at October 31, 2009.
§	Illiquid. These securities aggregated to $2,020, or 0.45%, of the fund’s net assets.
‡	Non-income producing security.
Џ	In default.
Δ

Cash in the amount of $10 and all or a portion of this security is segregated with the broker to cover margin requirements for open written options.  The value of this security segregated at 10/31/2009 is $6,615.

a	All or a portion of this security is segregated with the broker to cover margin requirements for open futures contracts. The value of this security segregated at 10/31/2009 is $4,399.
£	Securities with an aggregate market value of $636 have been pledged as collateral and segregated with the custodian to cover margin requirements for open swap agreements.
#

Aggregate cost for federal income tax purposes is $450,527. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $40,051 and $33,786, respectively. Net unrealized appreciation for tax purposes is $6,265.

Г	Contract amounts are not in thousands.
±	Restricted security. At 10/31/2009, the fund owned the following securities (representing 0.19% of Net Assets) which were restricted as to public resale.

Description	Date of Acquisition	Principal	Cost	Value	Price*
Preferred Term Secs XXVI, Ltd. 09/22/2037	9/14/2007	$190	$188	$ ♦	$0.00
Preferred Term Secs XXVII, Ltd. 12/22/2037	3/15/2007	200	200	♦	0.01
Preferred Term Securities XXIV Note 03/22/2037	6/20/2007	350	343	♦	0.01
Preferred Term Securities XXV Note 03/22/2037	12/13/2006	175	173	♦	0.01

Description	Date of Acquisition	Shares	Cost	Value	Price*
Johor, Corp., 1.00%	01/30/2009	2,896,000	$2,869	$832	$0.29

* Price not rounded to thousands.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $11,716, or 2.61%, of the fund’s net assets.

ADR	American Depository Receipt
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLO	Collateralized Loan Obligation
CNY	Chinese Yuan
CPI	Consumer Price Index
DUB	Deutsche Bank AG
ETF	Exchange Traded Fund
EUR	Euro
GBP	Pound Sterling
GDR	Global Depository Receipt
HKD	Hong Kong Dollar
JPY	Japanese Yen
MYR	Malaysian Riggit

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NZD	New Zealand Dollar
PLN	Polish Zloty
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
SGD	Singapore Dollar
SPDR	Standard & Poor’s Depository Receipt
TIPS	Treasury Inflation Protected Security

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$5,740	$5,127	$—	$10,867
Equities - Consumer Staples	15,230	4,976	—	20,206
Equities - Derivative	—	16	—	16
Equities - Energy	28,465	6,521	—	34,986
Equities - Financials	24,760	12,863	—	37,623
Equities - Health Care	27,058	4,340	—	31,398
Equities - Industrials	13,092	12,108	1	25,201
Equities - Information Technology	25,886	5,718	—	31,604
Equities - Materials	16,230	6,372	—	22,602
Equities - Telecommunication Services	12,188	8,792	—	20,980
Equities - Utilities	3,884	1,801	—	5,685
Fixed Income - Asset-Backed Security	—	2	—	2
Fixed Income - Consumer Discretionary	—	4,073	—	4,073
Fixed Income - Consumer Staples	—	2,750	—	2,750
Fixed Income - Energy	—	11,660	—	11,660
Fixed Income - Financials	—	23,511	—	23,511
Fixed Income - Foreign Government Obligation	—	39,649	—	39,649
Fixed Income - Health Care	—	7,071	—	7,071
Fixed Income - Industrials	—	3,785	—	3,785
Fixed Income - Information Technology	—	6,205	—	6,205
Fixed Income - Materials	—	4,117	—	4,117
Fixed Income - Short-Term U.S. Government Obligation	—	35,435	—	35,435
Fixed Income - Telecommunication Services	—	5,329	—	5,329
Fixed Income - U.S. Government Obligation	—	42,600	—	42,600
Fixed Income - Utilities	—	2,123	—	2,123
Investment Company - Financials	15,330	—	—	15,330
Cash & Cash Equivalent - Securities Lending Collateral	11,984	—	—	11,984
Total	$199,847	$256,944	$1	$456,792

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(159)	$—	$(159)
Written Option	—	(538)	—	(538)
Total Return - Equity Swap	—	231	—	231
Futures Contracts	—	(163)	—	(163)
Total	$—	$(629)	$—	$(629)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 10/31/2008	Net Purchases/ (Sales)	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Industrials	$—	$1	$—	$—	$—	$—	$1
Total	$—	$1	$—	$—	$—	$—	$1

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 2.8%
L-3 Communications Holdings, Inc.	62,000	$4,482
Northrop Grumman Corp.	146,500	7,343
Raytheon Co.	115,000	5,207
Beverages - 0.8%
Coca-Cola Enterprises, Inc.	282,000	5,378
Biotechnology - 0.6%
Amgen, Inc. ‡	72,000	3,869
Building Products - 0.2%
Armstrong World Industries, Inc. ‡	34,000	1,267
Capital Markets - 2.6%
Goldman Sachs Group, Inc.	95,000	16,166
Chemicals - 0.6%
Eastman Chemical Co.	27,000	1,417
Lubrizol Corp.	20,100	1,338
RPM International, Inc.	77,000	1,357
Commercial Banks - 0.2%
Wells Fargo & Co.	55,000	1,514
Commercial Services & Supplies - 0.2%
RR Donnelley & Sons Co.	74,000	1,486
Computers & Peripherals - 1.8%
EMC Corp./Massachusetts ‡	601,000	9,897
Western Digital Corp. ‡	42,000	1,415
Construction & Engineering - 0.4%
KBR, Inc.	59,300	1,214
Shaw Group, Inc. ‡	43,000	1,103
Containers & Packaging - 1.5%
Ball Corp.	28,100	1,386
Bemis Co., Inc.	203,000	5,243
Pactiv Corp. ‡	53,100	1,226
Sonoco Products Co.	50,000	1,338
Diversified Consumer Services - 0.3%
Service Corp. International	315,900	2,170
Diversified Financial Services - 3.7%
Bank of America Corp.	256,000	3,732
General Electric Co.	546,000	7,786
JPMorgan Chase & Co.	213,000	8,897
NASDAQ OMX Group ‡	177,000	3,197
Diversified Telecommunication Services - 7.1%
AT&T, Inc.	988,000	25,362
Frontier Communications Corp.	167,000	1,197
Qwest Communications International, Inc.	337,000	1,210
Verizon Communications, Inc.	582,000	17,221
Electric Utilities - 1.2%
Edison International	175,800	5,594
NV Energy, Inc.	185,000	2,120
Electrical Equipment - 0.3%
Hubbell, Inc. -Class B	50,100	2,131
Energy Equipment & Services - 8.3%
Atwood Oceanics, Inc. ‡	41,900	1,487
BJ Services Co.	287,000	5,510
Ensco International, Inc.	154,000	7,052
Helix Energy Solutions Group, Inc. ‡	96,200	1,321
Helmerich & Payne, Inc.	118,000	4,486
Nabors Industries, Ltd. ‡	342,000	7,124
National Oilwell Varco, Inc. ‡	193,000	7,911
Oil States International, Inc. ‡	42,700	1,471
Patterson-UTI Energy, Inc.	96,100	1,497
Pride International, Inc. ‡	157,500	4,656
Rowan Cos., Inc.	263,000	6,115
SEACOR Holdings, Inc. ‡	17,700	1,438
Tidewater, Inc.	31,500	1,313
Unit Corp. ‡	33,800	1,321
Food & Staples Retailing - 0.7%
BJ’s Wholesale Club, Inc. ‡	120,000	4,204
Food Products - 3.9%
Archer-Daniels-Midland Co.	251,000	7,559
Campbell Soup Co.	97,000	3,080
ConAgra Foods, Inc.	327,000	6,867
HJ Heinz Co.	35,000	1,408
Sara Lee Corp.	530,000	5,984
Gas Utilities - 0.2%
UGI Corp.	55,200	1,318
Health Care Equipment & Supplies - 0.4%
Cooper Cos., Inc.	56,000	1,568
Kinetic Concepts, Inc. ‡	38,200	1,268
Health Care Providers & Services - 9.7%
Aetna, Inc.	251,700	6,552
AmerisourceBergen Corp. -Class A	274,500	6,080
Cardinal Health, Inc.	59,800	1,695
Cigna Corp.	112,000	3,118
Coventry Health Care, Inc. ‡	272,300	5,400
Humana, Inc. ‡	36,400	1,368
Lincare Holdings, Inc. ‡	51,800	1,627
McKesson Corp.	96,700	5,679
Medco Health Solutions, Inc. ‡	82,000	4,602
Tenet Healthcare Corp. ‡	323,000	1,654
UnitedHealth Group, Inc.	420,000	10,898
Universal Health Services, Inc. -Class B	52,000	2,894
WellPoint, Inc. ‡	196,000	9,165
Health Care Technology - 0.2%
IMS Health, Inc.	93,900	1,539
Household Durables - 0.4%
Leggett & Platt, Inc.	125,000	2,416
Independent Power Producers & Energy Traders - 1.4%
AES Corp. ‡	97,900	1,280
Mirant Corp. ‡	80,800	1,130
NRG Energy, Inc. ‡	247,800	5,697
Industrial Conglomerates - 0.5%
Carlisle Cos., Inc.	92,000	2,856
Insurance - 10.1%
Allied World Assurance Co. Holdings, Ltd.	30,000	1,343
American Financial Group, Inc.	133,800	3,291
Assurant, Inc.	40,000	1,197
Axis Capital Holdings, Ltd.	24,000	693
Chubb Corp.	174,200	8,453
Endurance Specialty Holdings, Ltd.	117,200	4,218
Everest RE Group, Ltd.	64,000	5,599
HCC Insurance Holdings, Inc.	217,600	5,742
PartnerRe, Ltd.	89,500	6,845
Reinsurance Group of America, Inc.	19,000	876
RenaissanceRe Holdings, Ltd.	80,500	4,226
StanCorp Financial Group, Inc.	73,200	2,687
Travelers Cos., Inc.	209,000	10,407
Unitrin, Inc.	78,000	1,529
Unum Group	347,000	6,923

The notes to the financial statements are an integral part of this report.

	Shares	Value
IT Services - 1.5%
Computer Sciences Corp. ‡	112,000	$5,680
Convergys Corp. ‡	97,000	1,052
Fidelity National Information Services, Inc.	113,000	2,459
Machinery - 1.2%
Joy Global, Inc.	130,000	6,554
Timken Co.	61,200	1,348
Marine - 0.2%
Alexander & Baldwin, Inc.	43,000	1,240
Metals & Mining - 1.1%
Commercial Metals Co.	191,000	2,834
Reliance Steel & Aluminum Co.	120,000	4,378
Multiline Retail - 1.1%
Dollar Tree, Inc. ‡	34,000	1,534
Kohl’s Corp. ‡	91,000	5,207
Multi-Utilities - 0.2%
CMS Energy Corp.	108,000	1,436
Oil, Gas & Consumable Fuels - 21.1%
Anadarko Petroleum Corp.	164,200	10,005
Atmos Energy Corp.	99,100	2,760
Chesapeake Energy Corp.	66,400	1,627
Chevron Corp.	274,100	20,981
ConocoPhillips	313,300	15,721
El Paso Corp.	156,000	1,530
Encore Acquisition Co. ‡	91,000	3,373
Exxon Mobil Corp.	269,000	19,279
Marathon Oil Corp.	283,600	9,067
Murphy Oil Corp.	119,200	7,288
Occidental Petroleum Corp.	143,000	10,851
Southern Union Co.	177,600	3,476
Sunoco, Inc.	118,000	3,634
Teekay Corp.	67,300	1,396
Tesoro Corp.	168,000	2,376
Valero Energy Corp.	307,000	5,557
Williams Cos., Inc.	406,000	7,653
XTO Energy, Inc.	172,000	7,148
Paper & Forest Products - 1.5%
International Paper Co.	330,000	7,362
MeadWestvaco Corp.	107,600	2,457
Pharmaceuticals - 5.6%
Endo Pharmaceuticals Holdings, Inc. ‡	61,200	1,371
Johnson & Johnson	137,000	8,090
Pfizer, Inc.	1,205,992	20,537
Schering-Plough Corp.	198,000	5,584
Road & Rail - 1.6%
Con-way, Inc.	31,100	1,026
CSX Corp.	191,000	8,056
Ryder System, Inc.	33,400	1,354
Software - 1.7%
Amdocs, Ltd. ‡	128,000	3,226
CA, Inc.	207,600	4,343
Compuware Corp. ‡	450,000	3,177
Specialty Retail - 1.9%
Gap, Inc.	315,400	6,731
RadioShack Corp.	319,000	5,388
Tobacco - 0.6%
Lorillard, Inc.	18,300	1,422
Reynolds American, Inc.	52,400	2,541
Wireless Telecommunication Services - 0.3%
Telephone & Data Systems, Inc.	32,000	948
U.S. Cellular Corp. ‡	18,000	659
Total Common Stocks (cost $618,900)		631,616

Short-Term Investment Company - 0.2%
Capital Markets 0.2%
BlackRock Provident TempFund 24	1,340,168	1,340
Total Short-Term Investment Company (cost $1,340)

Total Investment Securities (cost $620,240) #		632,956
Other Assets and Liabilities - Net		719

Net Assets		$633,675

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $634,634. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $36,908 and $38,586, respectively. Net unrealized depreciation for tax purposes is $1,678.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$23,446	$—	$—	$23,446
Equities - Consumer Staples	38,443	—	—	38,443
Equities - Energy	183,663	—	—	183,663
Equities - Financials	105,321	—	—	105,321
Equities - Health Care	104,558	—	—	104,558
Equities - Industrials	46,667	—	—	46,667
Equities - Information Technology	31,249	—	—	31,249
Equities - Materials	30,336	—	—	30,336
Equities - Telecommunication Services	46,597	—	—	46,597
Equities - Utilities	21,336	—	—	21,336
Investment Company - Financials	1,340	—	—	1,340
Total	$632,956	$—	$—	$632,956

The notes to the financial statements are an integral part of this report.

Transamerica BlackRock Natural Resources

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 89.6%
Chemicals - 0.6%
E.I. duPont de Nemours & Co.	9,500	$302
Praxair, Inc.	5,300	421
Energy Equipment & Services - 24.3%
Acergy SA ADR	24,200	300
Baker Hughes, Inc.	27,200	1,144
BJ Services Co.	16,600	319
Cameron International Corp. ‡	56,100	2,074
Diamond Offshore Drilling, Inc. Λ	14,900	1,419
Dresser-Rand Group, Inc. ‡	54,100	1,594
Dril-Quip, Inc. ‡	17,000	826
Exterran Holdings, Inc. ‡	130	3
FMC Technologies, Inc. ‡	42,900	2,257
Halliburton Co.	52,900	1,545
Helmerich & Payne, Inc.	27,600	1,049
Nabors Industries, Ltd. ‡	31,400	654
National Oilwell Varco, Inc. ‡	72,372	2,967
Noble Corp.	45,500	1,854
Pride International, Inc. ‡	20,500	606
Rowan Cos., Inc.	13,900	323
Saipem SpA	45,300	1,337
Schlumberger, Ltd.	22,900	1,424
Smith International, Inc.	23,600	654
Technip SA ADR	18,500	1,172
Tesco Corp. ‡	30,300	263
Transocean, Ltd. ‡	44,621	3,744
Trican Well Service, Ltd.	13,100	153
Weatherford International, Ltd. ‡	99,600	1,746
Gas Utilities - 1.0%
EQT Corp.	29,400	1,231
Metals & Mining - 8.8%
Alcoa, Inc.	6,500	81
Aluminum Corp. of China, Ltd. ADR ‡Λ	57,700	1,569
Barrick Gold Corp.	15,100	544
BHP Billiton, Ltd.	17,300	567
Eldorado Gold Corp. ‡Λ	121,600	1,355
Gammon Gold, Inc. ‡	37,500	305
Goldcorp, Inc.	40,300	1,482
Hudbay Minerals, Inc. ‡	53,700	695
Inmet Mining Corp.	3,700	196
Newcrest Mining, Ltd.	42,795	1,230
Newmont Mining Corp.	2,500	109
Southern Copper Corp. Λ	39,800	1,254
Vale SA -Class B ADR	52,500	1,338
Oil, Gas & Consumable Fuels - 54.2%
Anadarko Petroleum Corp.	31,600	1,925
Apache Corp.	38,100	3,586
Arch Coal, Inc.	10,400	225
BP PLC ADR	12,300	696
Cabot Oil & Gas Corp.	26,400	1,016
Canadian Natural Resources, Ltd.	26,400	1,713
Carrizo Oil & Gas, Inc. ‡	17,200	399
Chevron Corp.	41,900	3,207
Cimarex Energy Co.	5,600	219
CNOOC, Ltd. ADR Λ	9,500	1,415
Coastal Energy Co. ‡	144,950	654
ConocoPhillips	38,500	1,932
Consol Energy, Inc.	20,500	878
Crew Energy, Inc. ‡	81,500	746
Denbury Resources, Inc. ‡	17,600	257
Devon Energy Corp.	59,300	3,837
EnCana Corp.	37,100	2,057
ENI SpA ADR	5,300	263
EOG Resources, Inc.	63,400	5,176
Exxon Mobil Corp.	38,900	2,788
Forest Oil Corp. ‡	13,100	257
Hess Corp.	23,000	1,259
Husky Energy, Inc.	29,000	764
Marathon Oil Corp.	42,900	1,372
Mariner Energy, Inc. ‡	11,200	143
Murphy Oil Corp.	70,700	4,322
Newfield Exploration Co. ‡	20,800	853
Nexen, Inc.	32,400	697
Noble Energy, Inc.	22,300	1,464
Occidental Petroleum Corp.	36,200	2,747
Pan Orient Energy Corp. ‡	61,600	283
Paramount Resources, Ltd. -Class A ‡	19,800	247
Patriot Coal Corp. ‡Λ	7,940	90
Peabody Energy Corp.	39,700	1,572
PetroBakken Energy, Ltd.	16,153	466
Petroleo Brasileiro SA ADR	32,500	1,502
Pioneer Natural Resources Co.	11,200	460
Progress Energy Resources Corp.	44,800	573
Range Resources Corp.	47,200	2,362
Seahawk Drilling, Inc. ‡	1,300	35
Southwestern Energy Co. ‡	20,000	872
Suncor Energy, Inc. ‡	109,136	3,623
Talisman Energy, Inc.	167,300	2,854
Total SA ADR	27,400	1,646
Valero Energy Corp.	25,400	460
Whiting Petroleum Corp. ‡	13,500	761
Williams Cos., Inc.	19,400	366
XTO Energy, Inc.	21,075	876
Paper & Forest Products - 0.3%
Votorantim Celulose e Papel ADR ‡	24,024	330
Transportation Infrastructure - 0.4%
Aegean Marine Petroleum Network, Inc.	19,900	468
Total Common Stocks (cost $107,141)		108,819

Principal
REPURCHASE AGREEMENT - 13.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $16,759 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $17,095.	$16,759	16,759
Total Repurchase Agreement (cost $16,759)

	Shares
SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	4,434,473	4,434
Total Securities Lending Collateral (cost $4,434)

Total Investment Securities (cost $128,334) #		130,012
Other Assets and Liabilities - Net		(8,670)

Net Assets		$121,342

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,309.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $127,748. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $12,521 and $10,257, respectively. Net unrealized appreciation for tax purposes is $2,264.

DEFINITION:

ADR           American Depository Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Energy	$94,005	$1,337	$—	$95,342
Equities - Industrials	468	—	—	468
Equities - Materials	9,981	1,797	—	11,778
Equities - Utilities	1,231	—	—	1,231
Cash & Cash Equivalent - Repurchase Agreement	—	16,759	—	16,759
Cash & Cash Equivalent - Securities Lending Collateral	4,434	—	—	4,434
Total	$110,119	$19,893	$—	$130,012

The notes to the financial statements are an integral part of this report.

Transamerica BNY Mellon Market Neutral Strategy

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 89.7%
Aerospace & Defense - 3.5%
AAR Corp. ‡	2,400	$47
Applied Signal Technology, Inc.	1,300	27
DynCorp International, Inc. -Class A ‡	1,400	24
General Dynamics Corp.	9,000	564
L-3 Communications Holdings, Inc.	3,700	267
Lockheed Martin Corp.	7,500	516
Northrop Grumman Corp.	19,500	977
Raytheon Co.	12,300	557
Triumph Group, Inc.	600	28
Air Freight & Logistics - 1.2%
Atlas Air Worldwide Holdings, Inc. ‡	1,100	29
Expeditors International of Washington, Inc.	10,900	351
United Parcel Service, Inc. -Class B	8,600	462
UTI Worldwide, Inc.	16,700	208
Airlines - 0.1%
Allegiant Travel Co. -Class A ‡	1,400	53
Hawaiian Holdings, Inc. ‡	5,700	40
Auto Components - 0.2%
Cooper Tire & Rubber Co.	1,100	17
Dorman Products, Inc. ‡	3,700	54
Johnson Controls, Inc.	3,200	77
Spartan Motors, Inc.	6,800	34
Superior Industries International, Inc.	700	9
Biotechnology - 0.2%
Harvard Bioscience, Inc. ‡	5,700	21
Kendle International, Inc. ‡	4,300	72
RTI Biologics, Inc. ‡	9,600	38
Building Products - 0.1%
AAON, Inc.	700	13
Apogee Enterprises, Inc.	3,800	50
Capital Markets - 0.1%
BGC Partners, Inc. -Class A	5,500	27
GFI Group, Inc.	7,900	40
Knight Capital Group, Inc. -Class A ‡	1,000	17
Chemicals - 3.1%
A Schulman, Inc.	1,500	26
Airgas, Inc.	5,600	248
Balchem Corp.	1,800	50
Cabot Corp.	22,700	498
Huntsman Corp.	51,100	406
Innophos Holdings, Inc.	1,500	29
Landec Corp. ‡	3,800	25
LSB Industries, Inc. ‡	3,100	38
Scotts Miracle-Gro Co. -Class A	13,300	541
Symyx Technologies, Inc. ‡	8,400	49
Valspar Corp.	31,300	795
Commercial Banks - 0.2%
Dime Community Bancshares	2,000	22
First Community Bancshares, Inc.	1,100	13
OceanFirst Financial Corp.	1,900	18
Smithtown Bancorp, Inc.	4,400	46
United Community Banks, Inc. ‡	6,146	25
Wells Fargo & Co.	2,900	79
Commercial Services & Supplies - 1.5%
ABM Industries, Inc.	2,400	45
ACCO Brands Corp. ‡	8,400	51
ATC Technology Corp. ‡	2,400	50
Comfort Systems USA, Inc.	2,000	22
Cornell Companies, Inc. ‡	2,100	48
Diamond Management & Technology Consultants, Inc. -Class A	2,700	16
Ennis, Inc.	1,800	27
Equifax, Inc.	9,500	260
M&F Worldwide Corp. ‡	3,100	66
Metalico, Inc. ‡	5,000	20
Multi Color Corp.	3,600	48
Pitney Bowes, Inc.	22,100	542
Providence Service Corp. ‡	4,700	59
Waste Services, Inc. ‡	8,600	56
Communications Equipment - 3.3%
ADC Telecommunications, Inc. ‡	65,300	424
Arris Group, Inc. ‡	5,400	55
Bel Fuse, Inc. -Class B	1,300	24
Black Box Corp.	1,100	29
Corning, Inc.	65,800	961
Harris Corp.	15,700	655
Loral Space & Communications, Inc. ‡	1,800	48
Netgear, Inc. ‡	2,600	47
PC-Telephone, Inc. ‡	4,900	29
QUALCOMM, Inc.	11,400	472
Seachange International, Inc. ‡	3,800	26
Symmetricom, Inc. ‡	8,200	39
Tekelec, Inc. ‡	3,200	48
Computers & Peripherals - 1.5%
Apple, Inc. ‡	2,400	452
Cray, Inc. ‡	8,600	64
Diebold, Inc.	8,300	251
International Business Machines Corp.	4,300	519
Rimage Corp. ‡	700	13
Construction & Engineering - 1.8%
Dycom Industries, Inc. ‡	55,600	550
EMCOR Group, Inc. ‡	2,900	68
Fluor Corp.	4,500	200
Jacobs Engineering Group, Inc. ‡	5,400	228
Michael Baker Corp. ‡	1,100	39
Shaw Group, Inc. ‡	16,100	413
Sterling Construction Co., Inc. ‡	2,900	47
Consumer Finance - 0.3%
AmeriCredit Corp. ‡	13,700	242
World Acceptance Corp. ‡	2,300	58
Containers & Packaging - 3.1%
Bemis Co., Inc.	18,500	478
Bway Holding Co. ‡	4,000	71
Crown Holdings, Inc. ‡	28,800	768
Pactiv Corp. ‡	34,900	805
Sealed Air Corp.	17,600	338
Temple-Inland, Inc.	12,600	195
Distributors - 1.1%
Core-Mark Holding Co., Inc. ‡	1,700	47
Genuine Parts Co.	26,700	934
Diversified Consumer Services - 1.3%
Apollo Group, Inc. -Class A ‡	2,900	166
Career Education Corp. ‡	4,100	85
Corinthian Colleges, Inc. ‡	1,500	24
Pre-Paid Legal Services, Inc. ‡	1,000	40
Regis Corp.	22,100	359
Weight Watchers International, Inc.	15,600	413

The notes to the financial statements are an integral part of this report.

	Shares	Value
Diversified Financial Services - 0.0%
Oppenheimer Holdings, Inc. -Class A	600	$15
Diversified Telecommunication Services - 0.8%
CenturyTel, Inc.	19,600	636
Premiere Global Services, Inc. ‡	4,000	30
Electric Utilities - 0.9%
Allegheny Energy, Inc.	10,400	237
Exelon Corp.	4,100	193
IDACORP, Inc.	11,000	309
Electrical Equipment - 1.5%
AO Smith Corp.	1,100	44
EnerSys ‡	3,200	71
General Cable Corp. ‡	26,700	831
Powell Industries, Inc. ‡	1,700	63
Thomas & Betts Corp. ‡	9,100	311
Electronic Equipment & Instruments - 2.1%
Arrow Electronics, Inc. ‡	2,800	71
Benchmark Electronics, Inc. ‡	2,200	37
Brightpoint, Inc. ‡	3,100	23
Checkpoint Systems, Inc. ‡	3,400	46
Greatbatch, Inc. ‡	2,500	49
Ingram Micro, Inc. -Class A ‡	29,900	528
Insight Enterprises, Inc. ‡	2,900	31
Kopin Corp. ‡	4,800	21
L-1 Identity Solutions, Inc. ‡	5,300	31
Multi-Fineline Electronix, Inc. ‡	2,600	71
Newport Corp. ‡	1,300	10
OSI Systems, Inc. ‡	3,800	75
PC Mall, Inc. ‡	6,100	43
RadiSys Corp. ‡	5,800	49
ScanSource, Inc. ‡	2,200	56
SYNNEX Corp. ‡	800	21
Tech Data Corp. ‡	15,300	587
TTM Technologies, Inc. ‡	6,300	64
Energy Equipment & Services - 1.4%
Bristow Group, Inc. ‡	1,500	44
Cal Dive International, Inc. ‡	3,000	23
Dawson Geophysical Co. ‡	1,800	43
Gulfmark Offshore, Inc. ‡	1,400	39
Helix Energy Solutions Group, Inc. ‡	8,100	111
ICO, Inc. ‡	8,400	32
Oceaneering International, Inc. ‡	1,400	72
Oyo Geospace Corp. ‡	900	24
SEACOR Holdings, Inc. ‡	3,500	284
T.G.C. Industries, Inc. ‡	2,400	10
T-3 Energy Services, Inc. ‡	1,300	26
Tidewater, Inc.	10,700	446
Willbros Group, Inc. ‡	4,300	57
Food & Staples Retailing - 2.1%
Nash Finch Co.	1,600	46
Pantry, Inc. ‡	3,300	47
Safeway, Inc.	5,200	116
SUPERVALU, Inc.	21,800	346
Sysco Corp.	26,600	703
United Natural Foods, Inc. ‡	1,900	46
Wal-Mart Stores, Inc.	10,200	507
Weis Markets, Inc.	800	28
Winn-Dixie Stores, Inc. ‡	1,500	17
Food Products - 3.6%
American Italian Pasta Co. -Class A ‡	900	24
Archer-Daniels-Midland Co.	18,500	557
B&G Foods, Inc. -Class A	2,700	21
Dean Foods Co. ‡	22,800	416
Hormel Foods Corp.	23,100	843
HQ Sustainable Maritime Industries, Inc. ‡	2,600	20
Lancaster Colony Corp.	12,900	627
Schiff Nutrition International, Inc.	4,300	25
Tyson Foods, Inc. -Class A	41,400	518
Gas Utilities - 1.1%
Laclede Group, Inc.	700	21
New Jersey Resources Corp.	700	25
Questar Corp.	7,400	295
Southwest Gas Corp.	1,000	25
UGI Corp.	23,300	556
Health Care Equipment & Supplies - 3.2%
American Medical Systems Holdings, Inc. ‡	4,500	69
Cantel Medical Corp. ‡	3,800	61
Cooper Cos., Inc.	11,900	333
Hologic, Inc. ‡	27,100	401
ICU Medical, Inc. ‡	300	11
Immucor, Inc. ‡	31,900	569
Integra LifeSciences Holdings Corp. ‡	1,600	49
Invacare Corp.	3,200	72
Kensey Nash Corp. ‡	2,000	48
Kinetic Concepts, Inc. ‡	16,800	558
Medical Action Industries, Inc. ‡	2,100	23
Quidel Corp. ‡	2,400	34
Stryker Corp.	11,200	515
Symmetry Medical, Inc. ‡	6,100	49
Health Care Providers & Services - 3.9%
Aetna, Inc.	4,400	115
Amedisys, Inc. ‡	1,100	44
AMICAS Inc. ‡	7,600	24
Centene Corp. ‡	2,700	48
Community Health Systems, Inc. ‡	18,300	572
Emergency Medical Services Corp. -Class A ‡	500	24
Hanger Orthopedic Group, Inc. ‡	3,400	47
Humana, Inc. ‡	17,500	658
Inventiv Health, Inc. ‡	2,800	48
Magellan Health Services, Inc. ‡	800	26
McKesson Corp.	6,900	405
Molina Healthcare, Inc. ‡	1,500	28
National Healthcare Corp.	1,300	47
Odyssey Healthcare, Inc. ‡	4,100	57
Omnicare, Inc.	17,000	368
PharMerica Corp. ‡	2,400	37
RehabCare Group, Inc. ‡	900	17
UnitedHealth Group, Inc.	28,500	739
Universal American Corp. ‡	4,100	41
Health Care Technology - 0.1%
IMS Health, Inc.	5,500	90
Hotels, Restaurants & Leisure - 3.1%
Brinker International, Inc.	26,500	335
Cheesecake Factory, Inc. ‡	19,700	358
Churchill Downs, Inc.	1,900	60
Domino’s Pizza, Inc. ‡	6,300	46
Frisch’s Restaurants, Inc.	1,000	23

The notes to the financial statements are an integral part of this report.

	Shares	Value
Hotels, Restaurants & Leisure - (continued)
Gaylord Entertainment Co. ‡	1,000	$15
International Speedway Corp. -Class A	8,400	214
Isle of Capri Casinos, Inc. ‡	2,100	16
Panera Bread Co. -Class A ‡	5,000	300
Papa John’s International, Inc. ‡	2,100	47
Penn National Gaming, Inc. ‡	2,900	73
PF Chang’s China Bistro, Inc. ‡	1,200	35
Red Robin Gourmet Burgers, Inc. ‡	800	13
Shuffle Master, Inc. ‡	1,500	12
Steak N Shake Co. ‡	3,800	44
Wyndham Worldwide Corp.	63,400	1,082
Household Durables - 2.6%
CSS Industries, Inc.	1,200	24
D.R. Horton, Inc.	45,000	494
Helen of Troy, Ltd. ‡	1,200	27
Jarden Corp.	20,500	562
Kimball International, Inc. -Class B	4,000	30
Leggett & Platt, Inc.	10,900	211
MDC Holdings, Inc.	13,000	424
Pulte Homes, Inc.	9,600	86
Snap-On, Inc.	10,400	380
Tempur-Pedic International, Inc. ‡	900	17
Universal Electronics, Inc. ‡	600	12
Household Products - 0.5%
Kimberly-Clark Corp.	7,200	440
Independent Power Producers & Energy Traders - 1.0%
Mirant Corp. ‡	57,400	802
NRG Energy, Inc. ‡	3,600	83
Industrial Conglomerates - 1.3%
Carlisle Cos., Inc.	33,300	1,034
Raven Industries, Inc.	2,000	49
Tredegar Corp.	3,500	48
Insurance - 1.5%
Delphi Financial Group, Inc. -Class A	500	11
Enstar Group, Ltd. ‡	400	24
FBL Financial Group, Inc. -Class A	1,300	26
HCC Insurance Holdings, Inc.	10,600	280
Infinity Property & Casualty Corp.	1,100	43
National Interstate Corp.	2,600	47
Principal Financial Group, Inc.	18,100	453
Transatlantic Holdings, Inc.	6,700	338
Internet Software & Services - 0.1%
DivX, Inc. ‡	8,700	42
S1 Corp. ‡	8,000	48
IT Services - 1.9%
Acxiom Corp. ‡	11,100	127
Agilysys, Inc.	7,300	34
CACI International, Inc. -Class A ‡	500	24
Ciber, Inc. ‡	8,000	26
Computer Task Group, Inc. ‡	6,100	43
Convergys Corp. ‡	30,800	334
CSG Systems International, Inc. ‡	3,100	51
Hewitt Associates, Inc. -Class A ‡	18,200	645
ManTech International Corp. -Class A ‡	500	22
NeuStar, Inc. -Class A ‡	8,300	192
Teletech Holdings, Inc. ‡	2,800	50
Unisys Corp. ‡	1,000	29
VeriFone Holdings, Inc. ‡	3,200	43
Virtusa Corp. ‡	4,300	39
Leisure Equipment & Products - 0.1%
Pool Corp.	1,500	29
RC2 Corp. ‡	1,700	22
Smith & Wesson Holding Corp. ‡	2,700	12
Sturm Ruger & Co., Inc.	2,500	27
Life Sciences Tools & Services - 0.7%
Biodelivery Sciences International, Inc. ‡	10,800	43
Bruker Corp. ‡	2,300	25
Thermo Fisher Scientific, Inc. ‡	12,800	576
Machinery - 5.3%
Alamo Group, Inc.	3,100	42
American Railcar Industries, Inc.	4,500	45
Briggs & Stratton Corp.	1,500	28
Bucyrus International, Inc. -Class A	10,500	466
Chart Industries, Inc. ‡	2,400	47
CIRCOR International, Inc.	1,600	44
Donaldson Co., Inc.	14,100	503
Dynamic Materials Corp.	1,800	35
Federal Signal Corp.	7,200	44
Flowserve Corp.	2,800	275
Force Protection, Inc. ‡	6,600	29
Freightcar America, Inc.	2,000	47
ITT Corp.	6,700	340
Joy Global, Inc.	5,800	292
K-Tron International, Inc. ‡	500	48
LB Foster Co. -Class A ‡	700	20
Miller Industries, Inc. ‡	2,900	29
Mueller Industries, Inc.	2,000	47
Navistar International Corp. ‡	20,500	679
Oshkosh Corp.	35,500	1,109
Timken Co.	17,000	375
Watts Water Technologies, Inc. -Class A	800	23
Marine - 0.0%
Horizon Lines, Inc. -Class A	4,500	24
Media - 1.4%
Cinemark Holdings, Inc.	2,200	25
Comcast Corp. -Class A	37,600	546
Courier Corp.	1,700	25
MediaCom Communications Corp. -Class A ‡	4,900	23
Reading International, Inc. ‡	3,600	14
Regal Entertainment Group -Class A	39,900	504
Scholastic Corp.	1,900	47
World Wrestling Entertainment, Inc. -Class A	1,800	24
Metals & Mining - 1.9%
Brush Engineered Materials, Inc. ‡	1,800	33
Commercial Metals Co.	33,400	496
Freeport-McMoRan Copper & Gold, Inc. ‡	7,400	542
Schnitzer Steel Industries, Inc. -Class A	1,400	61
Titanium Metals Corp.	53,600	461
Worthington Industries, Inc.	3,100	34
Multiline Retail - 0.7%
99 Cents Only Stores ‡	42,400	483
Family Dollar Stores, Inc.	2,900	82
Fred’s, Inc. -Class A	1,900	22
Multi-Utilities - 1.0%
Ameren Corp.	33,700	821
Avista Corp.	700	13
Sempra Energy	3,000	154

The notes to the financial statements are an integral part of this report.

	Shares	Value
Oil, Gas & Consumable Fuels - 4.7%
Bill Barrett Corp. ‡	10,000	$310
Chesapeake Utilities Corp.	1,700	54
Chevron Corp.	4,700	360
Clayton Williams Energy, Inc. ‡	900	24
Encore Acquisition Co. ‡	16,800	622
Exco Resources, Inc.	31,600	494
Gulfport Energy Corp. ‡	7,900	60
Harvest Natural Resources, Inc. ‡	8,300	46
Murphy Oil Corp.	1,400	86
Plains Exploration & Production Co. ‡	37,300	987
Rosetta Resources, Inc. ‡	1,300	18
Southern Union Co.	19,700	386
Warren Resources, Inc. ‡	14,600	32
Williams Cos., Inc.	28,000	527
World Fuel Services Corp.	1,100	56
Paper & Forest Products - 0.1%
Glatfelter	4,500	48
Neenah Paper, Inc.	4,900	50
Personal Products - 0.0%
Revlon, Inc. -Class A ‡	4,200	35
Pharmaceuticals - 3.5%
Bristol-Myers Squibb Co.	27,500	600
Eli Lilly & Co.	30,100	1,024
Forest Laboratories, Inc. ‡	21,000	581
Mylan, Inc. ‡	23,600	383
Valeant Pharmaceuticals International ‡	14,800	435
Professional Services - 0.2%
GP Strategies Corp. ‡	4,900	34
VSE Corp.	1,600	71
Watson Wyatt Worldwide, Inc. -Class A	600	26
Road & Rail - 0.9%
Con-way, Inc.	15,300	505
CSX Corp.	6,100	257
Heartland Express, Inc.	3,200	44
Semiconductors & Semiconductor Equipment - 3.4%
Advanced Analogic Technologies, Inc. ‡	6,400	20
Broadcom Corp. -Class A ‡	12,700	338
Cree, Inc. ‡	18,100	761
Cypress Semiconductor Corp. ‡	19,700	166
Marvell Technology Group, Ltd. ‡	33,200	456
Microsemi Corp. ‡	3,200	43
Photronics, Inc. ‡	6,500	27
PMC-Sierra, Inc. ‡	50,500	430
RF Micro Devices, Inc. ‡	7,200	29
Sigma Designs, Inc. ‡	4,000	48
Skyworks Solutions, Inc. ‡	3,600	38
Standard Microsystems Corp. ‡	1,100	21
Techwell, Inc. ‡	3,000	31
Tessera Technologies, Inc. ‡	2,500	55
White Electronic Designs Corp. ‡	3,400	15
Xilinx, Inc.	22,300	485
Zoran Corp. ‡	2,900	26
Software - 3.7%
ACI Worldwide, Inc. ‡	17,000	274
BMC Software, Inc. ‡	3,800	141
Compuware Corp. ‡	97,200	686
Electronic Arts, Inc. ‡	14,700	268
Fair Isaac Corp.	16,500	335
i2 Technologies, Inc. ‡	4,100	65
Netscout Systems, Inc. ‡	2,700	33
Radiant Systems, Inc. ‡	6,000	59
Renaissance Learning, Inc.	2,300	21
Symantec Corp. ‡	43,900	772
Synopsys, Inc. ‡	19,000	418
THQ, Inc. ‡	9,200	48
Unica Corp. ‡	6,300	44
Specialty Retail - 3.6%
Aaron’s, Inc.	6,300	158
Asbury Automotive Group, Inc. ‡	2,900	28
Barnes & Noble, Inc.	8,600	143
Borders Group, Inc. ‡	9,500	18
Cabela’s, Inc. ‡	4,900	62
Chico’s FAS, Inc. ‡	40,300	481
Destination Maternity Corp. ‡	600	12
Finish Line, Inc. -Class A	4,700	48
Foot Locker, Inc.	66,400	695
Gymboree Corp. ‡	200	9
JOS A. Bank Clothiers, Inc. ‡	1,000	41
Lithia Motors, Inc. -Class A ‡	1,600	13
RadioShack Corp.	24,500	414
Rent-A-Center, Inc. ‡	22,200	408
Ross Stores, Inc.	10,600	466
Sally Beauty Holdings, Inc. ‡	6,900	47
Stage Stores, Inc.	2,800	33
Tractor Supply Co. ‡	1,000	45
Textiles, Apparel & Luxury Goods - 1.6%
Carter’s, Inc. ‡	1,800	42
Coach, Inc.	11,600	382
Fossil, Inc. ‡	29,800	797
Maidenform Brands, Inc. ‡	3,300	46
Under Armour, Inc. -Class A ‡	3,300	89
Unifirst Corp.	1,100	46
Wolverine World Wide, Inc.	500	13
Thrifts & Mortgage Finance - 0.0%
Provident New York Bancorp	1,500	13
Trading Companies & Distributors - 0.8%
Aircastle, Ltd.	1,800	14
Beacon Roofing Supply, Inc. ‡	3,000	43
WESCO International, Inc. ‡	8,900	227
WW Grainger, Inc.	4,400	413
Wireless Telecommunication Services - 0.8%
NII Holdings, Inc. ‡	8,700	234
Syniverse Holdings, Inc. ‡	1,800	31
U.S. Cellular Corp. ‡	10,700	392
USA Mobility, Inc. ‡	5,300	58
Total Common Stocks (cost $69,583)		77,752

	Principal
REPURCHASE AGREEMENT - 25.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $22,298 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $22,747.	$22,298	22,298
Total Repurchase Agreement (cost $22,298)

Total Investment Securities (cost $91,881) #		100,050
Other Assets and Liabilities - Net		(13,368)

Net Assets		$86,682

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES SOLD SHORT (89.2%) ¿
COMMON STOCKS (89.2%)
Aerospace & Defense (2.3%)
Boeing Co.	(14,700)	$(703)
Ceradyne, Inc. ‡	(1,800)	(29)
Curtiss-Wright Corp.	(700)	(21)
Orbital Sciences Corp. ‡	(1,400)	(18)
Spirit Aerosystems Holdings, Inc. -Class A ‡	(28,500)	(454)
Stanley, Inc. ‡	(1,900)	(54)
Transdigm Group, Inc.	(18,500)	(724)
Air Freight & Logistics (0.4%)
FedEx Corp.	(4,100)	(298)
Forward Air Corp.	(2,200)	(47)
Airlines (0.6%)
Continental Airlines, Inc. -Class B ‡	(37,300)	(429)
Southwest Airlines Co.	(13,700)	(115)
US Airways Group, Inc. ‡	(4,700)	(14)
Auto Components (1.1%)
Arvinmeritor, Inc.	(5,700)	(45)
BorgWarner, Inc.	(13,200)	(400)
Dana Holding Corp. ‡	(6,900)	(39)
Drew Industries, Inc. ‡	(1,100)	(21)
Goodyear Tire & Rubber Co. ‡	(33,300)	(429)
Automobiles (0.6%)
Harley-Davidson, Inc.	(18,100)	(451)
Winnebago Industries, Inc. ‡	(3,000)	(35)
Beverages (1.3%)
Boston Beer Co., Inc. -Class A ‡	(600)	(23)
Central European Distribution Corp. ‡	(8,200)	(255)
Coca-Cola Co.	(16,100)	(858)
Biotechnology (0.1%)
Metabolix, Inc. ‡	(4,500)	(46)
Building Products (0.1%)
Broadwind Energy, Inc. ‡	(4,100)	(24)
Gibraltar Industries, Inc.	(3,300)	(36)
Capital Markets (0.5%)
Lazard, Ltd. -Class A	(9,500)	(359)
Riskmetrics Group, Inc. ‡	(3,200)	(47)
Teton Advisors, Inc. -Class B ‡ Ə	(25)	(♦ )
Chemicals (3.5%)
Air Products & Chemicals, Inc.	(10,000)	(771)
Celanese Corp., Series A	(9,500)	(261)
Cytec Industries, Inc.	(31,300)	(1,038)
Dow Chemical Co.	(4,100)	(96)
Ferro Corp.	(7,400)	(45)
Mosaic Co.	(8,200)	(383)
Praxair, Inc.	(4,800)	(381)
Rockwood Holdings, Inc. ‡	(2,200)	(44)
Zoltek Cos., Inc. ‡	(4,800)	(43)
Commercial Banks (0.9%)
Bancorp Rhode Island, Inc.	(1,000)	(26)
City National Corp.	(7,200)	(270)
Columbia Banking System, Inc.	(3,300)	(49)
First Financial Bancorp	(2,800)	(36)
Heritage Financial Corp.	(2,600)	(33)
Northwest Bancorp, Inc.	(1,100)	(24)
PNC Financial Services Group, Inc.	(2,200)	(108)
Texas Capital Bancshares, Inc. ‡	(1,400)	(20)
Webster Financial Corp.	(3,700)	(42)
Zions Bancorporation	(9,400)	(133)
Commercial Services & Supplies (2.4%)
Avery Dennison Corp.	(2,200)	(78)
Bowne & Co., Inc. ‡	(7,061)	(46)
Clean Harbors, Inc. ‡	(10,700)	(604)
Dollar Financial Corp. ‡	(500)	(9)
Franklin Covey Co. ‡	(3,800)	(20)
GeoEye, Inc. ‡	(1,800)	(46)
Healthcare Services Group Inc.	(700)	(14)
Herman Miller, Inc.	(30,900)	(477)
Innerworkings, Inc. ‡	(11,200)	(58)
Knoll, Inc.	(1,100)	(11)
RR Donnelley & Sons Co.	(30,200)	(607)
Standard Parking Corp. ‡	(2,800)	(49)
Communications Equipment (3.3%)
Adtran, Inc.	(26,100)	(601)
Airvana, Inc. ‡	(7,400)	(45)
Blue Coat Systems, Inc. ‡	(2,000)	(45)
Ciena Corp. ‡	(22,000)	(258)
DG Fastchannel, Inc. ‡	(2,200)	(46)
Falconstor Software, Inc. ‡	(6,500)	(22)
Harmonic Lightwaves, Inc. ‡	(1,800)	(9)
Ixia ‡	(3,200)	(21)
Juniper Networks, Inc. ‡	(38,300)	(978)
KVH Industries, Inc. ‡	(4,700)	(49)
Motorola, Inc.	(28,400)	(243)
Polycom, Inc. ‡	(21,000)	(451)
Riverbed Technology, Inc. ‡	(2,300)	(47)
Viasat, Inc. ‡	(1,600)	(47)
Computers & Peripherals (0.8%)
3PAR, Inc. ‡	(4,400)	(41)
Compellent Technologies, Inc. ‡	(1,300)	(24)
Electronics for Imaging, Inc. ‡	(4,100)	(48)
Imation Corp.	(8,600)	(76)
Immersion Corp. ‡	(12,300)	(45)
Netezza Corp. ‡	(3,300)	(30)
QLogic Corp. ‡	(25,100)	(441)
Construction & Engineering (0.1%)
Furmanite Corp. ‡	(11,000)	(39)
MasTec, Inc. ‡	(4,000)	(47)
Pike Electric Corp. ‡	(2,700)	(34)
Construction Materials (0.2%)
Martin Marietta Materials, Inc.	(2,400)	(200)
Containers & Packaging (1.1%)
Greif, Inc. -Class A	(9,500)	(508)
Owens-Illinois, Inc. ‡	(11,500)	(367)
Packaging Corp. of America	(6,600)	(121)
Distributors (0.6%)
LKQ Corp. ‡	(30,300)	(523)
Diversified Consumer Services (0.6%)
DeVry, Inc.	(9,100)	(503)
Universal Technical Institute, Inc. ‡	(2,500)	(45)
Diversified Financial Services (0.1%)
Financial Federal Corp.	(2,000)	(41)
SWS Group, Inc.	(2,500)	(33)
Diversified Telecommunication Services (0.3%)
Atlantic Tele-Network, Inc.	(900)	(41)
Hughes Communications, Inc. ‡	(1,900)	(44)
Iowa Telecommunications Services, Inc.	(4,100)	(48)
Shenandoah Telecommunications Co.	(2,700)	(45)
TW Telecom, Inc. ‡	(5,800)	(74)

The notes to the financial statements are an integral part of this report.

	Shares	Value
Electric Utilities (3.2%)
Cleco Corp.	(32,800)	$(812)
Great Plains Energy, Inc.	(35,800)	(619)
Pepco Holdings, Inc.	(52,500)	(784)
Portland General Electric Co.	(500)	(9)
Southern Co.	(17,800)	(555)
Electrical Equipment (1.4%)
Acuity Brands, Inc.	(1,900)	(60)
Ametek, Inc.	(9,900)	(345)
Baldor Electric Co.	(1,600)	(41)
Chase Corp.	(2,500)	(30)
Emerson Electric Co.	(14,000)	(529)
GrafTech International, Ltd. ‡	(2,600)	(35)
II-VI, Inc. ‡	(1,800)	(48)
IPG Photonics Corp. ‡	(5,100)	(70)
Rockwell Automation, Inc.	(2,000)	(82)
Electronic Equipment & Instruments (2.2%)
Agilent Technologies, Inc. ‡	(15,000)	(371)
Cognex Corp.	(3,100)	(50)
Coherent, Inc. ‡	(1,500)	(38)
Echelon Corp. ‡	(1,700)	(23)
Faro Technologies, Inc. ‡	(2,800)	(43)
Itron, Inc. ‡	(2,600)	(156)
Littelfuse, Inc. ‡	(1,800)	(50)
MTS Systems Corp.	(1,900)	(50)
National Instruments Corp.	(35,600)	(952)
Park Electrochemical Corp.	(2,100)	(47)
Rofin-Sinar Technologies, Inc. ‡	(2,400)	(51)
Zygo Corp. ‡	(4,800)	(33)
Energy Equipment & Services (1.2%)
Basic Energy Services, Inc. ‡	(1,700)	(12)
Bronco Drilling Co., Inc. ‡	(6,000)	(38)
Diamond Offshore Drilling, Inc.	(4,100)	(390)
Dril-Quip, Inc. ‡	(1,000)	(49)
Helmerich & Payne, Inc.	(2,200)	(84)
Key Energy Services, Inc. ‡	(5,500)	(40)
Lufkin Industries, Inc.	(1,200)	(68)
Pride International, Inc. ‡	(13,100)	(387)
Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	(7,900)	(449)
CVS Caremark Corp.	(15,400)	(544)
Great Atlantic & Pacific Tea Co. ‡	(2,500)	(25)
Ingles Markets, Inc. -Class A	(1,500)	(23)
Ruddick Corp.	(22,700)	(606)
Food Products (2.9%)
Alico, Inc.	(900)	(26)
Cal-Maine Foods, Inc.	(900)	(24)
Corn Products International, Inc.	(9,700)	(273)
Farmer Bros Co.	(1,100)	(21)
Flowers Foods, Inc.	(2,900)	(68)
Griffin Land & Nurseries, Inc.	(1,600)	(48)
Hain Celestial Group, Inc. ‡	(1,900)	(33)
HJ Heinz Co.	(12,700)	(511)
Imperial Sugar Co.	(5,000)	(62)
JM Smucker Co.	(14,000)	(739)
Sensient Technologies Corp.	(28,100)	(711)
Smart Balance, Inc. ‡	(4,300)	(23)
Gas Utilities (0.9%)
EQT Corp.	(17,400)	(729)
Nicor, Inc.	(1,300)	(48)
Health Care Equipment & Supplies (2.7%)
Accuray, Inc. ‡	(8,600)	(50)
Cutera, Inc. ‡	(2,500)	(23)
Dentsply International, Inc.	(18,200)	(599)
Dexcom, Inc. ‡	(6,100)	(42)
Edwards Lifesciences Corp. ‡	(6,200)	(476)
Gen-Probe, Inc. ‡	(11,200)	(467)
Home Diagnostics, Inc. ‡	(3,700)	(23)
Inverness Medical Innovations, Inc. ‡	(8,600)	(327)
Merit Medical Systems, Inc. ‡	(1,900)	(32)
Natus Medical, Inc. ‡	(3,000)	(42)
Neogen Corp. ‡	(900)	(29)
NuVasive, Inc. ‡	(1,200)	(44)
Palomar Medical Technologies, Inc. ‡	(3,700)	(38)
Somanetics Corp. ‡	(900)	(13)
Utah Medical Products, Inc.	(1,500)	(44)
Volcano Corp. ‡	(4,400)	(63)
West Pharmaceutical Services, Inc.	(800)	(32)
Health Care Providers & Services (3.6%)
Alliance Healthcare Services, Inc. ‡	(8,500)	(46)
Assisted Living Concepts, Inc. ‡	(1,100)	(23)
Brookdale Senior Living, Inc. ‡	(14,400)	(242)
DaVita, Inc. ‡	(10,100)	(536)
Emeritus Corp. ‡	(2,200)	(41)
Express Scripts, Inc. ‡	(1,000)	(80)
Genoptix, Inc. ‡	(1,400)	(49)
Health Grades, Inc. ‡	(10,200)	(44)
Health Net, Inc. ‡	(9,000)	(134)
IPC The Hospitalist Co., Inc. ‡	(1,600)	(48)
Landauer, Inc.	(600)	(31)
Medcath Corp. ‡	(5,800)	(48)
Mednax, Inc. ‡	(11,700)	(607)
Patterson Cos., Inc. ‡	(28,300)	(722)
Psychiatric Solutions, Inc. ‡	(14,400)	(297)
Stewart Enterprises, Inc. -Class A	(2,100)	(10)
Sun Healthcare Group, Inc. ‡	(3,800)	(35)
Transcend Services, Inc. ‡	(3,300)	(60)
VCA Antech, Inc. ‡	(8,000)	(191)
Health Care Technology (0.6%)
Athenahealth, Inc. ‡	(900)	(34)
Cerner Corp. ‡	(4,700)	(358)
Computer Programs & Systems, Inc.	(1,400)	(59)
Medassets, Inc. ‡	(1,000)	(22)
Phase Forward, Inc. ‡	(3,300)	(43)
Hotels, Restaurants & Leisure (2.5%)
Bally Technologies, Inc. ‡	(1,200)	(47)
Buffalo Wild Wings, Inc. ‡	(1,200)	(49)
Burger King Holdings, Inc.	(22,400)	(384)
Einstein Noah Restaurant Group, Inc. ‡	(3,800)	(49)
International Game Technology	(37,800)	(675)
Landry’s Restaurants, Inc. ‡	(2,200)	(24)
Live Nation, Inc. ‡	(4,000)	(27)
Marriott International, Inc. -Class A	(8,261)	(207)
National Cinemedia, Inc.	(3,100)	(50)
Orient-Express Hotels, Ltd. -Class A ‡	(1,600)	(14)
Starwood Hotels & Resorts Worldwide, Inc.	(19,400)	(564)
Vail Resorts, Inc. ‡	(1,400)	(48)
Household Durables (2.9%)
Black & Decker Corp.	(8,100)	(382)
Cavco Industries, Inc. ‡	(2,000)	(61)

The notes to the financial statements are an integral part of this report.

	Shares	Value
Household Durables (continued)
Ethan Allen Interiors, Inc.	(2,500)	$(31)
Harman International Industries, Inc.	(17,900)	(673)
Skyline Corp.	(2,500)	(44)
Stanley Furniture Co., Inc.	(4,600)	(36)
Toll Brothers, Inc. ‡	(40,300)	(698)
Whirlpool Corp.	(8,300)	(594)
Household Products (0.0%)
WD-40 Co.	(800)	(25)
Industrial Conglomerates (1.3%)
3M Co.	(3,700)	(272)
McDermott International, Inc. ‡	(22,700)	(505)
Otter Tail Corp.	(1,000)	(23)
Textron, Inc.	(18,600)	(331)
Insurance (0.3%)
Presidential Life Corp.	(2,900)	(27)
State Auto Financial Corp.	(2,800)	(46)
XL Capital, Ltd. -Class A	(13,400)	(219)
Internet & Catalog Retail (0.1%)
Gaiam, Inc. -Class A ‡	(3,100)	(20)
NutriSystem, Inc.	(1,000)	(21)
PetMed Express, Inc.	(1,000)	(16)
Internet Software & Services (0.1%)
comScore, Inc. ‡	(500)	(8)
Savvis, Inc. ‡	(2,800)	(41)
Vocus, Inc. ‡	(1,800)	(33)
IT Services (0.8%)
Cass Information Systems, Inc.	(800)	(24)
Paychex, Inc.	(20,100)	(572)
RightNow Technologies, Inc. ‡	(1,200)	(18)
Sapient Corp. ‡	(5,900)	(48)
Syntel, Inc.	(600)	(21)
TNS, Inc. ‡	(1,700)	(48)
Leisure Equipment & Products (0.1%)
Jakks Pacific, Inc. ‡	(2,600)	(37)
Marine Products Corp.	(5,100)	(25)
Life Sciences Tools & Services (1.7%)
AMAG Pharmaceuticals, Inc. ‡	(1,400)	(53)
Bio-Rad Laboratories, Inc. -Class A ‡	(5,100)	(456)
Covance, Inc. ‡	(18,200)	(940)
Dionex Corp. ‡	(500)	(34)
Machinery (6.7%)
Astec Industries, Inc. ‡	(2,100)	(48)
Badger Meter, Inc.	(800)	(30)
Barnes Group, Inc.	(2,900)	(46)
Cascade Corp.	(1,200)	(30)
Caterpillar, Inc.	(5,000)	(275)
Cummins, Inc.	(12,600)	(543)
Eaton Corp.	(3,400)	(206)
Gardner Denver, Inc. ‡	(12,300)	(442)
Gorman-Rupp Co.	(900)	(22)
Graham Corp.	(3,500)	(50)
Hurco Cos., Inc. ‡	(2,900)	(46)
Kaydon Corp.	(1,500)	(52)
Kennametal, Inc.	(3,700)	(87)
Manitowoc Co., Inc.	(57,900)	(529)
Nordson Corp.	(12,000)	(633)
PACCAR, Inc.	(26,300)	(985)
Parker Hannifin Corp.	(12,200)	(646)
RBC Bearings, Inc. ‡	(1,300)	(28)
Robbins & Myers, Inc.	(2,000)	(46)
Sun Hydraulics Corp.	(2,500)	(48)
Terex Corp. ‡	(47,700)	(964)
Marine (0.1%)
Golar LNG, Ltd.	(3,000)	(36)
Hornbeck Offshore Services, Inc. ‡	(1,800)	(44)
Media (1.5%)
Arbitron, Inc.	(2,500)	(54)
CKX, Inc. ‡	(7,000)	(45)
Lamar Advertising Co. -Class A ‡	(14,800)	(360)
Martha Stewart Living Omnimedia -Class A ‡	(2,700)	(14)
News Corp. -Class A	(40,600)	(468)
Rentrak Corp. ‡	(2,700)	(41)
Walt Disney Co.	(13,200)	(361)
Metals & Mining (2.1%)
Alcoa, Inc.	(7,800)	(97)
AM Castle & Co.	(4,300)	(48)
Century Aluminum Co. ‡	(38,400)	(333)
Compass Minerals International, Inc.	(12,700)	(791)
Horsehead Holdings Corp. ‡	(4,700)	(45)
Nucor Corp.	(9,500)	(379)
Olympic Steel, Inc.	(1,700)	(43)
RTI International Metals, Inc. ‡	(2,800)	(58)
Multiline Retail (0.0%)
Saks, Inc. ‡	(4,200)	(24)
Multi-Utilities (0.5%)
PG&E Corp.	(8,200)	(335)
Scana Corp.	(3,300)	(112)
Office Electronics (0.3%)
Zebra Technologies Corp. -Class A ‡	(11,200)	(280)
Oil, Gas & Consumable Fuels (4.7%)
Brigham Exploration Co. ‡	(2,400)	(23)
Carrizo Oil & Gas, Inc. ‡	(900)	(21)
Comstock Resources, Inc. ‡	(20,000)	(823)
Credo Petroleum Corp. ‡	(3,900)	(38)
Crosstex Energy, Inc.	(7,100)	(40)
Georesources, Inc. ‡	(3,000)	(33)
James River Coal Co. ‡	(900)	(17)
Massey Energy Co.	(12,800)	(372)
Occidental Petroleum Corp.	(7,900)	(599)
Penn Virginia Corp.	(700)	(14)
Petrohawk Energy Corp. ‡	(29,100)	(684)
Spectra Energy Corp.	(8,200)	(157)
Swift Energy Co. ‡	(1,900)	(40)
Valero Energy Corp.	(21,400)	(387)
Whiting Petroleum Corp. ‡	(13,800)	(779)
Paper & Forest Products (0.6%)
Deltic Timber Corp.	(1,500)	(64)
International Paper Co.	(3,500)	(78)
Weyerhaeuser Co.	(9,600)	(349)
Personal Products (1.9%)
Avon Products, Inc.	(21,800)	(698)
Elizabeth Arden, Inc. ‡	(4,100)	(44)
Estee Lauder Cos., Inc. -Class A	(13,500)	(574)
Female Health Co. ‡	(5,200)	(24)
NBTY, Inc. ‡	(7,800)	(284)
Pharmaceuticals (2.4%)
Allergan, Inc.	(7,600)	(428)
Auxilium Pharmaceuticals, Inc. ‡	(1,400)	(44)

The notes to the financial statements are an integral part of this report.

	Shares	Value
Pharmaceuticals (continued)
Biomimetic Therapeutics, Inc. ‡	(3,429)	$(40)
King Pharmaceuticals, Inc. ‡	(57,300)	(580)
Medicis Pharmaceutical Corp. -Class A	(23,500)	(497)
Merck & Co., Inc.	(11,900)	(368)
Obagi Medical Products, Inc. ‡	(2,300)	(24)
Salix Pharmaceuticals, Ltd. ‡	(2,500)	(46)
Vivus, Inc. ‡	(4,400)	(35)
Professional Services (1.0%)
Administaff, Inc.	(2,000)	(50)
Costar Group, Inc. ‡	(1,200)	(47)
ICF International, Inc. ‡	(1,700)	(49)
Korn/Ferry International ‡	(14,200)	(226)
Monster Worldwide, Inc. ‡	(13,100)	(190)
Resources Connection, Inc. ‡	(3,500)	(60)
Robert Half International, Inc.	(8,800)	(204)
TrueBlue, Inc. ‡	(3,300)	(40)
Real Estate Investment Trusts (0.0%)
Bluegreen Corp. ‡	(8,000)	(23)
Real Estate Management & Development (1.8%)
CB Richard Ellis Group, Inc. -Class A ‡	(25,500)	(264)
Consolidated-Tomoka Land Co.	(1,400)	(48)
Jones Lang Lasalle, Inc.	(22,200)	(1,040)
St. Joe Co. ‡	(8,600)	(206)
Tejon Ranch Co. ‡	(900)	(23)
Road & Rail (2.2%)
Amerco, Inc. ‡	(500)	(21)
Genesee & Wyoming, Inc. -Class A ‡	(800)	(23)
JB Hunt Transport Services, Inc.	(24,200)	(728)
Kansas City Southern ‡	(29,500)	(715)
Old Dominion Freight Line, Inc. ‡	(1,500)	(39)
Patriot Transportation Holding, Inc. ‡	(500)	(44)
Werner Enterprises, Inc.	(18,400)	(345)
Semiconductors & Semiconductor Equipment (4.1%)
Altera Corp.	(9,500)	(188)
Anadigics, Inc. ‡	(10,000)	(32)
Applied Materials, Inc.	(44,500)	(543)
Cabot Microelectronics Corp. ‡	(1,400)	(45)
Cavium Networks, Inc. ‡	(1,300)	(25)
COHU, Inc.	(4,000)	(46)
FormFactor, Inc. ‡	(2,700)	(46)
KLA-Tencor Corp.	(9,200)	(299)
LAM Research Corp. ‡	(14,000)	(472)
Maxim Integrated Products, Inc.	(43,900)	(731)
NVIDIA Corp. ‡	(15,200)	(182)
Pericom Semiconductor Corp. ‡	(4,800)	(45)
Power Integrations, Inc.	(1,400)	(44)
Silicon Image, Inc. ‡	(12,500)	(26)
Supertex, Inc. ‡	(1,900)	(46)
Ultratech, Inc. ‡	(3,600)	(47)
Varian Semiconductor Equipment Associates, Inc. ‡	(24,300)	(689)
Software (3.0%)
Adobe Systems, Inc. ‡	(7,700)	(254)
American Reprographics Co. ‡	(4,900)	(29)
Autodesk, Inc. ‡	(12,500)	(312)
Blackbaud, Inc.	(2,200)	(49)
Citrix Systems, Inc. ‡	(16,900)	(621)
DemandTec, Inc. ‡	(2,700)	(24)
Ebix, Inc. ‡	(800)	(49)
Parametric Technology Corp. ‡	(63,000)	(939)
Salesforce.com, Inc. ‡	(2,800)	(159)
Taleo Corp. -Class A ‡	(1,500)	(33)
Tivo, Inc. ‡	(5,100)	(55)
Tyler Technologies, Inc. ‡	(2,700)	(51)
Specialty Retail (2.6%)
Abercrombie & Fitch Co. -Class A	(14,100)	(463)
American Eagle Outfitters, Inc.	(39,500)	(691)
Bed Bath & Beyond, Inc. ‡	(16,600)	(584)
Brown Shoe Co., Inc.	(4,600)	(48)
Childrens Place Retail Stores, Inc. ‡	(1,700)	(53)
Haverty Furniture Cos., Inc. ‡	(2,000)	(24)
Lowe’s Cos., Inc.	(3,800)	(74)
Lumber Liquidators, Inc. ‡	(2,300)	(49)
Pacific Sunwear of California ‡	(1,800)	(11)
Rex Stores Corp. ‡	(4,300)	(53)
Rush Enterprises, Inc. -Class A ‡	(2,100)	(23)
Urban Outfitters, Inc. ‡	(6,300)	(198)
Textiles, Apparel & Luxury Goods (0.2%)
American Apparel, Inc. ‡	(3,800)	(12)
Cherokee, Inc.	(2,400)	(45)
Kenneth Cole Productions, Inc. -Class A	(2,500)	(24)
K-Swiss, Inc. -Class A	(3,200)	(26)
Movado Group, Inc.	(4,300)	(45)
Volcom, Inc. ‡	(2,700)	(45)
Thrifts & Mortgage Finance (0.1%)
Astoria Financial Corp.	(9,200)	(92)
Trading Companies & Distributors (0.4%)
GATX Corp.	(9,800)	(266)
United Rentals, Inc. ‡	(4,500)	(43)
Water Utilities (0.1%)
Connecticut Water Service, Inc.	(1,500)	(33)
Pennichuck Corp.	(2,200)	(50)
Wireless Telecommunication Services (1.6%)
American Tower Corp. -Class A ‡	(4,400)	(162)
Crown Castle International Corp. ‡	(15,700)	(474)
Leap Wireless International, Inc. ‡	(13,500)	(178)
SBA Communications Corp. -Class A ‡	(20,700)	(585)
Total Common Stocks (cost $72,755)		(77,359)

Total Securities Sold Short (proceeds $72,755)		$(77,359)

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
(♦)	Value and/or principal is less than $(1).
Ə	Securities fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. These securities aggregated to less than $1, or 0.00% of the fund’s net assets.
¿	Cash in the amount of $63,555 is segregated with the broker to cover margin requirements for open securities sold short transactions.
#

Aggregate cost for federal income tax purposes is $96,196. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $6,333 and $2,479, respectively. Net unrealized appreciation for tax purposes is $3,854.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$13,620	$—	$—	$13,620
Equities - Consumer Staples	5,382	—	—	5,382
Equities - Energy	5,219	—	—	5,219
Equities - Financials	1,837	—	—	1,837
Equities - Health Care	10,025	—	—	10,025
Equities - Industrials	15,744	—	—	15,744
Equities - Information Technology	13,399	—	—	13,399
Equities - Materials	7,085	—	—	7,085
Equities - Telecommunication Services	1,853	—	—	1,853
Equities - Utilities	3,588	—	—	3,588
Cash & Cash Equivalent - Repurchase Agreement	—	22,298	—	22,298
Total	$77,752	$22,298	$—	$100,050

Securities Sold Short	Level 1	Level 2	Level 3		Total
Equities - Financials	$(3,209)	$—	$ (♦	)	$(3,209)
Equities - Consumer Discretionary	(11,103)	—	—		(11,103)
Equities - Industrials	(16,633)	—	—		(16,633)
Equities - Health Care	(9,642)	—	—		(9,642)
Equities - Information Technology	(12,626)	—	—		(12,626)
Equities - Materials	(6,343)	—	—		(6,343)
Equities - Consumer Staples	(6,971)	—	—		(6,971)
Equities - Telecommunication Services	(1,651)	—	—		(1,651)
Equities - Energy	(5,095)	—	—		(5,095)
Equities - Utilities	(4,086)	—	—		(4,086)
Total	$(77,359)	$—	$ (♦	)	$(77,359)

Level 3 Rollforward

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)			Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Financials	$—	$	(♦	)	$—	$—	$—	$—	$	(♦	)

The notes to the financial statements are an integral part of this report.

Transamerica Federated Market Opportunity

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 5.6%
United States - 5.6%
U.S. Treasury Bond
3.50%, 02/15/2039	$2,000		$1,753
4.25%, 05/15/2039		3,000	3,007
Total U.S. Government Obligations (cost $4,768)			4,760

FOREIGN GOVERNMENT OBLIGATIONS - 6.1%
Argentina - 1.0%
Republic of Argentina
0.94%, 08/03/2012 *		1,000	315
8.28%, 12/31/2033		752	530
Brazil - 1.6%
Notas do Tesouro Nacional
6.00%, 05/15/2015	BRL	600	629
10.00%, 01/01/2012	BRL	1,300	741
Colombia - 0.4%
Colombia Government International Bond
11.75%, 03/01/2010	COP	600,000	306
Hungary - 0.6%
Hungary Government Bond
8.00%, 02/12/2015	HUF	90,000	495
Poland - 1.0%
Poland Government Bond
5.25%, 10/25/2017	PLN	2,500	823
South Africa - 0.6%
South Africa Government Bond
7.50%, 01/15/2014	ZAR	4,500	552
Turkey - 0.9%
Turkey Government Bond
8.24%, 11/03/2010	TRY	1,300	798
Total Foreign Government Obligations (cost $4,140)			5,189

		Shares
COMMON STOCKS - 34.1%
Bermuda - 0.6%
Bunge, Ltd.		9,700	553
Canada - 7.6%
Barrick Gold Corp.		46,000	1,652
Enerplus Resources Trust		42,100	914
Kinross Gold Corp.		82,000	1,524
Pan American Silver Corp. ‡		39,000	816
Yamana Gold, Inc.		150,000	1,598
Greece - 0.9%
Opap SA		30,000	764
Japan - 8.9%
Familymart Co., Ltd.		14,200	423
Lawson, Inc.		14,100	630
Nintendo Co., Ltd.		5,500	1,380
NTT DoCoMo, Inc.		1,230	1,784
Secom Co., Ltd.		18,400	858
Seven & I Holdings Co., Ltd.		39,300	860
Takeda Pharmaceutical Co., Ltd.		41,500	1,660
Switzerland - 0.9%
Noble Corp.		19,400	790
United States - 15.2%
Archer-Daniels-Midland Co.		14,500	437
Baker Hughes, Inc.		20,000	841
Biogen Idec, Inc. ‡		23,100	973
BJ’s Wholesale Club, Inc. ‡		23,600	827
Bristol-Myers Squibb Co.		25,700	560
Cephalon, Inc. ‡		22,000	1,201
Ensco International, Inc.		3,200	147
Genzyme Corp. ‡		20,000	1,012
Gilead Sciences, Inc. ‡		22,300	949
Intrepid Potash, Inc. ‡		29,000	747
Mosaic Co.		15,200	710
Newmont Mining Corp.		24,900	1,082
Patterson-UTI Energy, Inc.		33,700	525
Pharmaceutical Product Development, Inc.		40,200	866
Rowan Cos., Inc.		53,300	1,239
Unit Corp. ‡		23,300	911
Total Common Stocks (cost $25,377)			29,233

INVESTMENT COMPANIES - 5.7%
Canada - 2.5%
Central Fund of Canada, Ltd. Λ		160,000	2,123
United States - 3.2%
PowerShares DB Agriculture Fund		109,000	2,787
Total Investment Companies (cost $4,533)			4,910

		Contracts Г
PURCHASED OPTIONS - 6.8%
Put Options - 6.8%
Select Sector SPDR Trust
Put Strike $30.00
Expires 01/16/2010		395	1,423
PowerShares QQQ
Put Strike $45.00
Expires 01/16/2010		204	924
iShares Trust
Put Strike $66.00
Expires 01/16/2010		134	1,367
SPDR Trust
Put Strike $115.00
Expires 12/19/2009		84	1,017
Midcap SPDR Trust
Put Strike $135.00
Expires 01/16/2010		67	1,111
Total Purchased Options (cost $6,512)			5,842

		Principal
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.3%
U.S. Treasury Bill
0.02%, 12/03/2009 ▲		1,100	1,100
Total Short-Term U.S. Government Obligation (cost $1,100)

REPURCHASE AGREEMENT - 38.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $33,118 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a value of $33,780.	$33,118		33,118
Total Repurchase Agreement (cost $33,118)

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	1,072,500	$1,073
Total Securities Lending Collateral (cost $1,073)

Total Investment Securities (cost $80,621) #		85,225
Other Assets and Liabilities - Net		337

Net Assets		$85,562

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	(2,000)	02/03/2010	(1,636)	$(148)
Australian Dollar	(1,900)	03/08/2010	(1,628)	(59)
Brazilian Real	(3,067)	12/02/2009	(1,700)	(30)
Canadian Dollar	(4,394)	04/05/2010	(4,075)	15
Canadian Dollar	(5,227)	04/05/2010	(4,850)	20
Colombian Peso	(2,326,199)	12/16/2009	(1,200)	41
Czech Republic Koruna	(21,978)	04/01/2010	(1,253)	37
Euro	(730)	02/10/2010	(1,036)	(38)
Hungarian Forint	(231,601)	04/06/2010	(1,224)	9
Japanese Yen	(679,553)	03/08/2010	(7,608)	51
New Zealand Dollar	(1,700)	11/23/2009	(1,140)	(78)
New Zealand Dollar	(3,500)	03/08/2010	(2,483)	(5)
Norwegian Krone	(6,970)	03/12/2010	(1,193)	(18)
Peruvian Sol	607	01/11/2010	212	(3)
Polish Zloty	(3,658)	04/06/2010	(1,242)	(9)
Republic of Korea Won	(297,120)	05/07/2010	(252)	(2)
Republic of Korea Won	297,121	05/07/2010	240	15
Russian Ruble	8,400	05/14/2010	240	37
South African Rand	(9,659)	04/01/2010	(1,218)	15
Swedish Krona	(11,903)	03/12/2010	(1,692)	12
				$(138)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Canadian Dollar	1,334	02/02/2010	$15
Sell	New Zealand Dollar	(1,800)	02/02/2010	(64)
Buy	Japanese Yen	112,688	02/02/2010	38
Sell	New Zealand Dollar	(1,800)	02/02/2010	(68)
Buy	Norwegian Krone	5,223	04/06/2010	6
Sell	Canadian Dollar	(960)	04/06/2010	13
Buy	Singapore Dollar	1,473	02/03/2010	29
Sell	Australian Dollar	(1,250)	02/03/2010	(94)
Buy	Singapore Dollar	1,227	04/08/2010	(2)
Sell	Swiss Franc	(897)	04/08/2010	2
Buy	Singapore Dollar	1,455	02/02/2010	29
Sell	New Zealand Dollar	(1,500)	02/02/2010	(60)
				$(156)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Metals & Mining	7.8%	$6,672
Derivative	6.8	5,842
Foreign Government Obligation	6.1	5,189
Capital Markets	5.8	4,910
U.S. Government Obligation	5.6	4,760
Energy Equipment & Services	5.2	4,453
Biotechnology	4.8	4,135
Food & Staples Retailing	3.3	2,740
Pharmaceuticals	2.6	2,220
Wireless Telecommunication Services	2.1	1,784
Chemicals	1.7	1,457
Software	1.6	1,380
Food Products	1.1	990
Oil, Gas & Consumable Fuels	1.1	914
Life Sciences Tools & Services	1.0	866
Commercial Services & Supplies	1.0	858
Hotels, Restaurants & Leisure	0.9	764
Investment Securities, at Value	58.5	49,934
Short-Term Investments	41.5	35,291
Total Investments	100.0%	$85,225

NOTES TO SCHEDULE OF INVESTMENTS:

*                 Floating or variable rate note. Rate is listed as of 10/31/2009.

‡                  Non-income producing security.

Λ               All or a portion of this security is on loan. The value of all securities on loan is $1,035.

▲              Rate shown reflects the yield at 10/31/2009.

Г                Contract amounts are not in thousands.

#                 Aggregate cost for federal income tax purposes is $80,721. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $5,896 and $1,392, respectively. Net unrealized appreciation for tax purposes is $4,504.

DEFINITIONS:

BRL	Brazilian Real
COP	Columbian Peso
HUF	Hungarian Forint
PLN	Polish Zloty
QQQ	NASDAQ 100 Trust
SPDR	Standard & Poor’s Depository Receipt
TRY	Turkish New Lira
ZAR	South African Rand

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$764	$—	$764
Equities - Consumer Staples	1,817	1,912	—	3,729
Equities - Derivative	5,842	—	—	5,842
Equities - Energy	5,368	—	—	5,368
Equities - Health Care	5,561	1,660	—	7,221
Equities - Industrials	—	858	—	858
Equities - Information Technology	—	1,380	—	1,380
Equities - Materials	8,129	—	—	8,129
Equities - Telecommunication Services	—	1,784	—	1,784
Fixed Income - Foreign Government Obligation	—	5,189	—	5,189
Fixed Income - Short-Term U.S. Government Obligation	—	1,100	—	1,100
Fixed Income - U.S. Government Obligation	—	4,760	—	4,760
Investment Companies - Financials	4,910	—	—	4,910
Cash & Cash Equivalent - Repurchase Agreement	—	33,118	—	33,118
Cash & Cash Equivalent - Securities Lending Collateral	1,073	—	—	1,073
Total	$32,700	$52,525	$—	$85,225

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(294)	$—	$(294)
Total	$—	$(294)	$—	$(294)

*      Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica JPMorgan Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 25.3%
U.S. Treasury Bond
6.13%, 11/15/2027	$150	$187
6.38%, 08/15/2027	50	64
6.50%, 11/15/2026	100	129
6.63%, 02/15/2027	100	131
6.75%, 08/15/2026	250	329
7.50%, 11/15/2016	1,950	2,507
8.50%, 02/15/2020	50	71
8.75%, 05/15/2017	3,975	5,482
8.88%, 08/15/2017	12,050	16,803
U.S. Treasury Note
1.38%, 09/15/2012	500	500
1.88%, 02/28/2014	6,000	5,959
2.38%, 03/31/2016	1,000	973
4.50%, 11/30/2011 - 05/15/2017	2,100	2,257
4.63%, 02/15/2017	3,750	4,145
4.75%, 08/15/2017	500	556
U.S. Treasury STRIPS
Zero Coupon, 02/15/2014 - 05/15/2036	18,135	14,453
Total U.S. Government Obligations (cost $53,794)		54,546

U.S. GOVERNMENT AGENCY OBLIGATIONS - 53.3%
Fannie Mae, PO
04/25/2019 - 11/25/2033	1,319	1,155
Fannie Mae, IO
0.64%, 10/25/2016	2,455	34
5.76%, 02/25/2038 *	1,862	180
Fannie Mae
0.46%, 02/25/2036 - 03/25/2045 *	1,117	1,072
0.50%, 11/25/2046 *	349	335
0.64%, 06/25/2037 *	762	752
4.50%, 12/25/2017	608	623
4.55%, 06/25/2043	459	464
5.00%, 03/25/2018 - 06/25/2019	1,475	1,559
5.50%, 01/01/2018 - 06/25/2023	3,255	3,424
5.51%, 07/01/2037 *	646	680
5.59%, 12/01/2036 *	1,081	1,137
5.62%, 11/01/2037 *	756	793
5.66%, 11/01/2036 *	307	323
5.67%, 03/01/2036 *	844	891
5.73%, 09/01/2036 *	477	502
5.76%, 08/01/2037 *	931	981
5.86%, 04/01/2037 *	381	404
5.90%, 02/25/2015	626	620
5.90%, 11/01/2036 - 12/01/2036 *	2,228	2,355
6.00%, 03/01/2019 - 10/25/2036	8,248	8,887
6.01%, 02/01/2037 *	630	670
6.02%, 07/01/2037 *	552	585
6.02%, 04/01/2036 *	1,242	1,312
6.04%, 05/01/2036 *	1,646	1,739
6.12%, 09/01/2037 *	753	800
6.20%, 08/01/2036 *	363	385
6.20%, 11/01/2037 *	919	975
6.21%, 06/01/2036 *	788	836
6.23%, 02/01/2037 *	933	985
6.23%, 10/01/2036 *	1,040	1,103
6.26%, 07/01/2037 *	812	863
6.29%, 09/01/2037 *	344	365
6.35%, 09/01/2036 *	1,383	1,472
6.50%, 05/25/2017 - 07/25/2042	4,695	5,082
6.59%, 09/01/2036 *	453	479
7.00%, 12/25/2033 - 02/25/2044	4,358	4,773
7.50%, 10/01/2037 - 12/25/2045	2,620	2,887
16.27%, 08/25/2035 *	431	479
17.20%, 09/25/2024 *	573	654
23.67%, 11/25/2035 *	589	795
Freddie Mac, IO
6.21%, 11/15/2037 *	354	41
Freddie Mac
0.55%, 04/15/2035 - 03/15/2036 *	542	537
4.50%, 06/15/2018 - 03/15/2035	1,798	1,884
5.42%, 05/01/2038 *	474	499
5.50%, 01/01/2023 - 07/15/2035	4,360	4,635
5.75%, 03/01/2036 *	1,705	1,797
5.81%, 06/01/2037 *	842	896
5.81%, 05/01/2037 *	567	599
5.82%, 04/01/2037 *	667	709
5.85%, 05/01/2037 *	1,996	2,113
5.87%, 05/01/2036 *	550	580
5.95%, 11/01/2036 *	1,041	1,099
5.97%, 05/01/2037 *	833	886
5.99%, 03/01/2037 *	1,988	2,107
5.99%, 04/01/2037 *	1,001	1,061
6.00%, 10/15/2026	403	405
6.02%, 04/01/2037 *	295	313
6.05%, 11/01/2036 *	453	479
6.05%, 10/01/2037 *	696	737
6.17%, 12/01/2036 *	1,628	1,730
6.20%, 05/01/2037 *	889	947
6.25%, 10/15/2023	1,567	1,689
6.30%, 10/01/2036 *	1,125	1,194
6.36%, 12/01/2036 *	2,268	2,414
6.38%, 10/01/2037 *	1,023	1,086
6.49%, 02/01/2037 *	1,157	1,231
6.50%, 02/15/2028 - 09/25/2043	6,877	7,397
7.00%, 02/25/2043 - 07/25/2043	825	902
7.50%, 02/01/2038 - 09/25/2043	2,531	2,782
8.50%, 09/01/2015	355	390
8.63%, 11/15/2033 *	103	93
8.78%, 10/15/2033 *	358	329
10.00%, 03/17/2026 - 10/01/2030	1,968	2,243
11.00%, 02/17/2021	980	1,081
14.40%, 06/15/2033 *	456	507
20.29%, 08/15/2031 *	336	412
21.02%, 05/15/2035 *	171	194
23.65%, 06/15/2035 *	148	171
Freddie Mac, PO
03/15/2020	219	190
11/15/2031 - 04/15/2036	1,058	883
Ginnie Mae, PO
02/20/2034	165	143
Ginnie Mae, IO
5.80%, 02/20/2039 *	1,090	94
5.96%, 03/20/2037 - 06/20/2038 *	2,317	183
6.06%, 03/20/2039 *	972	109
6.16%, 12/20/2038 *	1,970	206

The notes to the financial statements are an integral part of this report.

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - (continued)
Ginnie Mae, IO
6.29%, 12/20/2037 *	$460	$35
6.31%, 11/16/2033 - 11/20/2037 *	1,111	122
6.50%, 03/20/2039	612	103
6.51%, 03/20/2039 *	2,448	293
7.36%, 09/20/2038 *	569	69
7.46%, 04/16/2038 *	402	36
Ginnie Mae
0.45%, 04/16/2037 *	310	303
5.50%, 09/20/2039	500	525
6.00%, 04/20/2020	978	1,064
6.50%, 12/20/2031 - 12/15/2035	1,713	1,880
7.00%, 09/20/2034 *	117	109
7.39%, 03/17/2033 *	471	452
7.50%, 12/20/2029 - 10/15/2037	4,407	4,754
8.76%, 04/20/2034 *	538	546
14.25%, 11/17/2032 *	150	172
16.79%, 02/20/2034 *	73	82
Tennessee Valley Authority
5.25%, 09/15/2039	40	41
Total U.S. Government Agency Obligations (cost $114,901)		114,973

MORTGAGE-BACKED SECURITIES - 6.9%
ASG Resecuritization Trust
Series 2009-2, Class A55
5.81%, 05/24/2036 -144A	177	172
Series 2009-3, Class A65
5.59%, 03/26/2037 -144A	783	765
Banc of America Alternative Loan Trust
Series 2003-11, Class 1A1
6.00%, 01/25/2034	214	206
Series 2003-11, Class 2A1
6.00%, 01/25/2034	293	281
Series 2003-9, Class 1CB2
5.50%, 11/25/2033	398	399
Series 2004-1, Class 5A1
5.50%, 02/25/2019	150	144
Series 2004-8, Class 3A1
5.50%, 09/25/2019	185	184
Banc of America Commercial Mortgage, Inc.
Series 2005-3, Class AM
4.73%, 07/10/2043	150	128
Banc of America Funding Corp.
Series 2004-3, Class 1A7
5.50%, 10/25/2034	288	285
Banc of America Mortgage Securities, Inc.
Series 2003-3, Class 2A1
0.79%, 05/25/2018 *	301	286
Series 2004-3, Class 1A23
4.50%, 04/25/2034	318	318
Series 2004-5, Class 4A1
4.75%, 06/25/2019	296	296
BCAP LLC Trust
Series 2009-RR10, Class 17A1
5.75%, 06/26/2037 -144A Ə	400	395
Series 2009-RR5, Class 8A1
5.50%, 11/26/2034 -144A Ə	531	505
Chase Mortgage Finance Corp., PO
Series 2003-S9, Class AP
10/25/2018	197	142
Chase Mortgage Finance Corp.
Series 2007-A2, Class 1A1
4.05%, 07/25/2037	206	194
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2003-34, Class A6
5.25%, 09/25/2033	250	252
Series 2004-8, Class 2A1
4.50%, 06/25/2019	266	263
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-29, Class 8A1
6.00%, 11/25/2018	203	198
First Horizon Asset Securities, Inc.
Series 2003-8, Class 2A1
4.50%, 09/25/2018	359	359
First Union National Bank Commercial Mortgage
Series 2000-C2, Class B
7.28%, 10/15/2032	150	156
GMAC Mortgage Corp. Loan Trust
Series 2003-AR1, Class A4
4.14%, 10/19/2033 *	403	384
Impac Secured Assets CMN Owner Trust
Series 2003-2, Class A1
5.50%, 08/25/2033	202	202
JPMorgan Mortgage Trust
Series 2006-A2, Class 4A1
4.06%, 08/25/2034	959	947
Series 2006-A3, Class 6A1
4.01%, 08/25/2034	251	224
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class A4
5.16%, 02/15/2031	150	147
Master Adjustable Rate Mortgages Trust
Series 2004-13, Class 3A6
3.10%, 11/21/2034 *	300	295
Master Alternative Loans Trust
Series 2003-9, Class 2A1
6.00%, 12/25/2033	319	310
Morgan Stanley Capital I
Series 2006-T21, Class A4
5.16%, 10/12/2052	200	195
Prime Mortgage Trust, PO
Series 2004-CL1, Class 1PO
02/25/2034	54	37
Residential Accredit Loans, Inc.
Series 2003-QS18, Class A1
5.00%, 09/25/2018	305	300
Series 2004-QS7, Class A4
5.50%, 05/25/2034	337	230
Residential Asset Securitization Trust
Series 2002-A13, Class A4
5.25%, 12/25/2017	343	336
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1, Class A
3.45%, 04/25/2032 -144A	94	77
Structured Asset Securities Corp.
Series 2003-16, Class A3
0.74%, 06/25/2033 *	288	265
TIAA Seasoned Commercial Mortgage Trust
Series 2007-C4, Class A3
6.07%, 08/15/2039	650	682

The notes to the financial statements are an integral part of this report.

	Principal	Value
MORTGAGE-BACKED SECURITIES - (continued)
Vendee Mortgage Trust
Series 1993-1, Class ZB
7.25%, 02/15/2023	$589	$647
WaMu Mortgage Pass Through Certificates
Series 2003-S4, Class 2A10
16.79%, 06/25/2033 *	80	78
Series 2004-AR3, Class A1
3.13%, 06/25/2034	135	128
Series 2004-CB2, Class 7A
5.50%, 08/25/2019	323	320
WaMu Mortgage Pass-Through Certificates
Series 2003-AR6, Class A1
3.05%, 06/25/2033 *	298	281
Series 2004-AR14, Class A1
4.20%, 01/25/2035	300	286
Series 2004-AR3, Class A2
3.13%, 06/25/2034	232	218
Wells Fargo Mortgage Backed Securities Trust
Series 2003-15, Class 1A1
4.75%, 12/25/2018	503	509
Series 2003-J, Class 2A5
4.44%, 10/25/2033 *	82	79
Series 2003-K, Class 1A1
4.47%, 11/25/2033 *	193	190
Series 2004-E, Class A8
4.86%, 05/25/2034 *	345	338
Series 2004-EE, Class 2A1
3.17%, 12/25/2034 *	400	383
Series 2004-EE, Class 2A2
3.17%, 12/25/2034 *	200	193
Series 2004-EE, Class 3A1
4.06%, 12/25/2034 *	218	218
Series 2004-V, Class 1A2
3.33%, 10/25/2034	209	201
Series 2005-AR8, Class 2A1
3.67%, 06/25/2035	339	321
Total Mortgage-Backed Securities (cost $14,758)		14,949

ASSET-BACKED SECURITIES - 0.4%
Ally Auto Receivables Trust
Series 2009-A, Class A3
2.33%, 06/17/2013 -144A	100	100
Bank of America Auto Trust
Series 2009-2A, Class A3
2.13%, 09/15/2013 -144A	100	101
HFC Home Equity Loan Asset Backed Certificates
Series 2005-2, Class A1
0.52%, 01/20/2035 *	118	108
Series 2006-1, Class A1
0.41%, 01/20/2036 *	229	194
Series 2007-1, Class A2F
5.60%, 03/20/2036	200	203
Series 2007-3, Class APT
1.45%, 11/20/2036 *	176	146
Morgan Stanley ABS Capital I
Series 2004-WMC3, Class M1
0.99%, 01/25/2035 *	106	94
Total Asset-Backed Securities (cost $931)		946

MUNICIPAL GOVERNMENT OBLIGATION - 0.0%
State of Illinois
5.10%, 06/01/2033	85	77
Total Municipal Government Obligation (cost $79)

CORPORATE DEBT SECURITIES - 8.9%
Aerospace & Defense - 0.0%
Lockheed Martin Corp.
8.50%, 12/01/2029	80	107
Automobiles - 0.1%
Daimler Finance North America LLC
7.30%, 01/15/2012	160	174
Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc.
7.20%, 01/15/2014 -144A	60	68
Diageo Capital PLC
7.38%, 01/15/2014	90	104
Capital Markets - 1.0%
Goldman Sachs Group, Inc.
3.63%, 08/01/2012	225	232
6.15%, 04/01/2018	200	213
6.25%, 09/01/2017	650	696
Jefferies Group, Inc.
6.45%, 06/08/2027	180	152
Morgan Stanley
5.55%, 04/27/2017	170	171
5.63%, 09/23/2019	200	201
6.25%, 08/28/2017	250	263
6.63%, 04/01/2018	200	214
Chemicals - 0.1%
Dow Chemical Co.
4.85%, 08/15/2012	190	198
Commercial Banks - 1.3%
Barclays Bank PLC
5.00%, 09/22/2016	100	102
5.20%, 07/10/2014	125	133
BB&T Corp.
3.38%, 09/25/2013	195	196
3.85%, 07/27/2012	85	88
4.90%, 06/30/2017	250	241
Credit Suisse/New York NY
5.30%, 08/13/2019	280	290
Deutsche Bank AG/London
3.88%, 08/18/2014	100	102
M&T Bank Corp.
5.38%, 05/24/2012	80	83
National City Corp.
4.90%, 01/15/2015	165	170
UBS AG
5.88%, 12/20/2017	110	113
Wachovia Bank NA
0.63%, 03/15/2016 *	450	402
Wachovia Corp.
5.75%, 06/15/2017	370	386
Wells Fargo & Co.
3.75%, 10/01/2014	390	390
5.63%, 12/11/2017	100	104
Computers & Peripherals - 0.0%
Dell, Inc.
5.65%, 04/15/2018	90	95

The notes to the financial statements are an integral part of this report.

	Principal	Value
CORPORATE DEBT SECURITIES - (continued)
Consumer Finance - 0.2%
American Express Credit Corp.
7.30%, 08/20/2013	$200	$225
Capital One Financial Corp.
6.75%, 09/15/2017	180	191
7.38%, 05/23/2014	75	85
Diversified Financial Services - 2.6%
Associates Corp.
6.95%, 11/01/2018	300	311
Bank of America Corp.
6.50%, 08/01/2016	500	535
7.38%, 05/15/2014	650	728
Caterpillar Financial Services Corp.
5.85%, 09/01/2017	150	162
7.15%, 02/15/2019	100	117
Citigroup, Inc.
5.50%, 10/15/2014	175	179
6.38%, 08/12/2014	310	329
8.13%, 07/15/2039	100	116
8.50%, 05/22/2019	50	58
Credit Suisse USA, Inc.
5.13%, 08/15/2015	170	181
General Electric Capital Corp.
5.40%, 02/15/2017	400	407
5.63%, 09/15/2017	800	827
6.00%, 08/07/2019	620	652
HSBC Finance Corp.
4.75%, 07/15/2013	165	172
5.50%, 01/19/2016	160	166
John Deere Capital Corp.
5.75%, 09/10/2018	100	109
Merrill Lynch & Co., Inc. - Series MTN
6.88%, 04/25/2018	100	108
Merrill Lynch & Co., Inc.
6.40%, 08/28/2017	150	155
National Rural Utilities Cooperative Finance Corp.
2.63%, 09/16/2012	25	25
Diversified Telecommunication Services - 0.7%
AT&T Corp.
8.00%, 11/15/2031 Ђ	270	332
BellSouth Telecommunications, Inc.
6.30%, 12/15/2015	187	201
Cisco Systems, Inc.
5.90%, 02/15/2039	100	106
Deutsche Telekom International Finance BV
6.00%, 07/08/2019	175	188
GTE Corp.
8.75%, 11/01/2021	250	304
Verizon Global Funding Corp.
7.75%, 12/01/2030	100	120
Electric Utilities - 0.3%
Appalachian Power Co.
5.95%, 05/15/2033	50	49
Cleveland Electric Illuminating Co.
7.88%, 11/01/2017	180	217
Consumers Energy Co.
6.70%, 09/15/2019	100	115
Enel Finance International SA
5.13%, 10/07/2019 -144A	100	102
Niagara Mohawk Power
4.88%, 08/15/2019 -144A	50	50
Pacificorp
5.65%, 07/15/2018	100	109
Electronic Equipment & Instruments - 0.0%
Arrow Electronics, Inc.
6.88%, 06/01/2018	65	68
Energy Equipment & Services - 0.0%
Halliburton Co.
6.15%, 09/15/2019	70	78
Food Products - 0.3%
Cargill, Inc.
7.35%, 03/06/2019 -144A	250	292
Kraft Foods, Inc.
6.13%, 08/23/2018	225	240
Gas Utilities - 0.1%
TransCanada Pipelines, Ltd.
6.50%, 08/15/2018	175	198
Health Care Equipment & Supplies - 0.0%
Hospira, Inc.
5.55%, 03/30/2012	100	107
Industrial Conglomerates - 0.0%
Bunge, Ltd. Finance Corp.
8.50%, 06/15/2019	110	128
Insurance - 0.3%
Allstate Corp.
5.00%, 08/15/2014	70	74
Jackson National Life Global Funding
5.38%, 05/08/2013 -144A	50	51
Metropolitan Life Global Funding I
2.88%, 09/17/2012 -144A	200	201
New York Life Global Funding
4.65%, 05/09/2013 -144A	150	159
Principal Life Income Funding Trusts
5.30%, 12/14/2012	200	212
Media - 0.4%
COX Communications, Inc.
5.45%, 12/15/2014	50	54
Historic TW, Inc.
9.15%, 02/01/2023	200	239
News America, Inc.
7.25%, 05/18/2018	55	61
7.30%, 04/30/2028	130	135
TCI Communications, Inc.
7.13%, 02/15/2028	100	105
Thomson Reuters Corp.
4.70%, 10/15/2019	75	75
Time Warner Cable, Inc.
6.75%, 07/01/2018	40	44
8.25%, 04/01/2019	200	241
Viacom, Inc.
6.25%, 04/30/2016	100	109
Multi-Utilities - 0.2%
Dominion Resources, Inc./VA
6.40%, 06/15/2018	170	190
Sempra Energy
8.90%, 11/15/2013	180	213
Oil, Gas & Consumable Fuels - 0.7%
Carolina Power & Light Co.
5.30%, 01/15/2019	80	86
Cenovus Energy, Inc.
5.70%, 10/15/2019 -144A	40	42
ConocoPhillips
6.00%, 01/15/2020	105	116

The notes to the financial statements are an integral part of this report.

	Principal	Value
Oil, Gas & Consumable Fuels - (continued)
EnCana Corp.
6.50%, 05/15/2019	$150	$167
Marathon Oil Corp.
7.50%, 02/15/2019	100	117
Nevada Power Co.
7.13%, 03/15/2019	100	114
NiSource Finance Corp.
10.75%, 03/15/2016	100	119
Petro-Canada
6.05%, 05/15/2018	110	117
Shell International Finance BV
4.30%, 09/22/2019	300	302
Spectra Energy Capital LLC
8.00%, 10/01/2019	190	222
Union Pacific Resources Group, Inc.
7.15%, 05/15/2028	52	53
XTO Energy, Inc.
4.63%, 06/15/2013	60	62
6.25%, 08/01/2017	105	114
Real Estate Investment Trusts - 0.1%
Simon Property Group, LP
6.75%, 05/15/2014	50	54
WEA Finance LLC/WT Finance Aust Pty, Ltd.
6.75%, 09/02/2019 -144A	55	56
Road & Rail - 0.3%
Burlington Northern Santa Fe Corp.
4.70%, 10/01/2019	75	75
7.29%, 06/01/2036	90	108
CSX Corp.
6.25%, 03/15/2018	160	175
Union Pacific Corp.
7.00%, 02/01/2016	150	173
Software - 0.1%
Intuit, Inc.
5.75%, 03/15/2017	70	74
Oracle Corp.
5.00%, 07/08/2019	100	105
Wireless Telecommunication Services - 0.0%
Vodafone Group PLC
5.45%, 06/10/2019	75	79
Total Corporate Debt Securities (cost $18,816)		19,223

REPURCHASE AGREEMENT - 4.7%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $10,096 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017 - 12/25/2024, and with a total value of $10,301.	10,096	10,096
Total Repurchase Agreement (cost $10,096)

Total Investment Securities (cost $213,375) #		214,810
Other Assets and Liabilities - Net		1,006

Net Assets		$215,816

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2009.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security aggregated to $900, or 0.42% of the fund’s net assets.
#

Aggregate cost for federal income tax purposes is $213,375. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $2,152 and $717, respectively. Net unrealized appreciation for tax purposes is $1,435.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $3,136, or 1.45%, of the fund’s net assets.

IO	Interest only
LB	Lehman Brothers
PO	Principal only
STRIPS	Separate Trading of Registered Interest and Principal of Securities

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Asset-Backed Security	$—	$946	$—	$946
Fixed Income - Consumer Discretionary	—	1,363	—	1,363
Fixed Income - Consumer Staples	—	412	—	412
Fixed Income - Energy	—	1,588	—	1,588
Fixed Income - Financials	—	11,587	—	11,587
Fixed Income - Health Care	—	107	—	107
Fixed Income - Industrials	—	706	—	706
Fixed Income - Information Technology	—	274	—	274
Fixed Income - Materials	—	198	—	198
Fixed Income - Mortgage-Backed Security	—	14,949	—	14,949
Fixed Income - Municipal Government Obligation	—	77	—	77
Fixed Income - Telecommunication Services	—	1,624	—	1,624
Fixed Income - U.S. Government Agency Obligation	—	114,973	—	114,973
Fixed Income - U.S. Government Obligation	—	54,546	—	54,546
Fixed Income - Utilities	—	1,364	—	1,364
Cash & Cash Equivalent - Repurchase Agreement	—	10,096	—	10,096
Total	$—	$214,810	$—	$214,810

The notes to the financial statements are an integral part of this report.

Transamerica JPMorgan International Bond

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal		Value
FOREIGN GOVERNMENT OBLIGATIONS - 69.2%
Australia - 0.3%
New South Wales Treasury Corp.
5.50%, 03/01/2017	AUD	2,700	$2,350
Belgium - 3.6%
Belgium Government Bond
4.00%, 03/28/2018	EUR	17,100	26,126
Canada - 3.2%
Canadian Government Bond
3.75%, 06/01/2012 - 06/01/2019	CAD	18,200	17,624
5.75%, 06/01/2033	CAD	4,913	5,724
Denmark - 4.7%
Denmark Government Bond
5.00%, 11/15/2013	DKK	35,000	7,528
6.00%, 11/15/2009 - 11/15/2011	DKK	132,920	26,843
France - 7.1%
Caisse D’amortissement de La Dette Sociale
3.75%, 10/25/2020	EUR	4,520	6,623
French Government Bond
5.75%, 10/25/2032	EUR	12,500	22,613
Republic of France
3.00%, 07/12/2014	EUR	13,300	19,995
4.50%, 07/12/2012	EUR	1,800	2,839
Germany - 2.6%
Bundesrepublik Deutschland
3.50%, 07/04/2019	EUR	7,100	10,670
4.25%, 01/04/2014	EUR	3,800	6,029
4.75%, 07/04/2034	EUR	1,400	2,264
Ireland - 1.3%
Ireland Government Bond
3.90%, 03/05/2012	EUR	6,000	9,194
Italy - 8.6%
Italy Buoni Poliennali del Tesoro
4.00%, 02/01/2037	EUR	9,100	11,773
4.25%, 08/01/2014	EUR	8,000	12,550
5.00%, 08/01/2034	EUR	9,660	14,518
5.25%, 08/01/2017	EUR	15,200	25,106
Japan - 22.9%
Japan Government Bond
1.30%, 03/20/2015	JPY	990,000	11,308
1.40%, 12/20/2011	JPY	3,870,000	43,990
1.50%, 09/20/2018	JPY	1,990,000	22,527
1.70%, 09/20/2017	JPY	1,680,000	19,463
1.80%, 06/20/2018	JPY	633,500	7,361
1.90%, 06/20/2025	JPY	2,980,000	33,043
2.10%, 09/20/2024 - 09/20/2028	JPY	2,725,000	30,602
Mexico - 0.7%
United Mexican States
10.00%, 12/05/2024	MXN	60,000	5,214
Netherlands - 3.0%
Netherlands Government Bond
4.00%, 01/15/2037	EUR	5,050	7,288
4.25%, 07/15/2013	EUR	9,400	14,835
Poland - 1.4%
Poland Government Bond
5.75%, 04/25/2014	PLN	29,700	10,299
Spain - 4.8%
Spain Government Bond
4.25%, 01/31/2014	EUR	8,800	13,831
4.60%, 07/30/2019	EUR	2,300	3,617
4.90%, 07/30/2040	EUR	1,700	2,656
5.40%, 07/30/2011	EUR	9,600	15,105
Sweden - 1.2%
Sweden Government Bond
5.50%, 10/08/2012	SEK	56,720	8,795
United Kingdom - 3.8%
U.K. Gilt
2.25%, 03/07/2014	GBP	1,000	1,615
4.25%, 06/07/2032	GBP	5,550	9,282
4.50%, 03/07/2019 - 12/07/2042	GBP	5,660	9,925
4.75%, 09/07/2015	GBP	3,700	6,672
Total Foreign Government Obligations (cost $467,036)			507,797

MORTGAGE-BACKED SECURITY - 0.6%
Spain - 0.6%
UCI
Series 15, Class A
0.91%, 12/18/2048 * §	EUR	4,378	4,205
Total Mortgage-Backed Security (cost $5,867)

ASSET-BACKED SECURITY - 0.1%
Spain - 0.1%
Fondo de Titulizacion de Activos Santander Auto
Series 1, Class A
0.91%, 11/25/2021 * §	EUR	363	529
Total Asset-Backed Security (cost $462)

CORPORATE DEBT SECURITIES - 26.2%
Denmark - 1.4%
Nykredit Realkredit A/S
4.00%, 10/01/2010	DKK	35,000	7,052
5.00%, 01/01/2010	EUR	2,000	2,961
France - 3.4%
Compagnie de Financement Foncier
1.25%, 12/01/2011	JPY	2,230,000	24,716
Germany - 6.5%
Bayerische Landesbank
1.40%, 04/22/2013	JPY	1,508,000	16,862
Eurohypo AG
3.75%, 04/11/2011	EUR	14,800	22,437
Kreditanstalt Fuer Wiederaufbau
2.60%, 06/20/2037	JPY	355,000	3,895
5.50%, 12/07/2015	GBP	2,150	3,903
Landwirtschaftliche Rentenbank
1.38%, 04/25/2013	JPY	101,000	1,141
Ireland - 1.8%
Depfa ACS Bank
1.65%, 12/20/2016	JPY	800,000	7,467
Ulster Bank Finance PLC
0.83%, 03/29/2011 *	EUR	4,000	5,627
Spain - 4.0%
AyT Cedulas Cajas VII Fondo de Titulizacion de Activos
4.00%, 06/23/2011	EUR	15,700	23,668
La Caja de Ahorros y Pensiones de Barcelona
3.25%, 10/05/2015	EUR	3,900	5,671
Supranational - 4.7%
European Investment Bank
1.40%, 06/20/2017	JPY	1,946,000	21,819
4.25%, 10/15/2014	EUR	7,900	12,361

The notes to the financial statements are an integral part of this report.

	Principal		Value
United Kingdom - 4.4%
Barclays Bank PLC
0.91%, 04/20/2016 *	EUR	4,000	$5,367
Lloyds TSB Bank PLC
3.75%, 11/17/2011	EUR	5,285	8,062
Network Rail Infrastructure Finance PLC
4.38%, 01/18/2011	GBP	5,870	9,972
4.75%, 11/29/2035	GBP	2,530	4,386
Royal Bank of Scotland PLC
3.75%, 11/14/2011	EUR	3,130	4,774
Total Corporate Debt Securities (cost $164,230)			192,141

SHORT-TERM GOVERNMENT OBLIGATION - 0.2%
France Treasury Bill £
05/06/2010		$1,096	1,608
Total Short-Term Government Obligation (cost $1,624)

REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $10,749 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $10,968.	10,749		10,749
Total Repurchase Agreement (cost $10,749)

Total Investment Securities (cost $649,968) #			717,029
Other Assets and Liabilities - Net			15,935

Net Assets			$732,964

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Foreign Government Obligation	70.8%	$507,797
Commercial Banks	15.0	106,962
Thrifts & Mortgage Finance	6.5	47,153
Diversified Financial Services	5.3	38,026
Mortgage-Backed Security	0.6	4,205
Asset-Backed Security	0.1	529
Investment Securities, at Value	98.3	704,672
Short-Term Investments	1.7	12,357
Total Investments	100.0%	$717,029

FUTURES CONTRACTS:

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year Government of Canada Bond	95	12/18/2009	$(106)
10-Year Japan Government Bond	24	12/10/2009	(118)
3-Year Australian T-Bond	4	12/15/2009	(3)
German Euro BOBL	76	12/08/2009	43
German Euro Bund	185	12/08/2009	235
German Euro Schatz	(481)	12/08/2009	(235)
U.K. Long Gilt	20	12/29/2009	25
			$(159)

FORWARD FOREIGN CROSS CURRENCY CONTRACTS:

Bought/Sold	Currency	Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Buy	Canadian Dollar	1,202	12/14/2009	$(27)
Sell	Swedish Krona	(7,976)	12/14/2009	13
Buy	Euro	770	12/14/2009	(17)
Sell	Swedish Krona	(7,984)	12/14/2009	24
Buy	Euro	1,503	12/14/2009	13
Sell	Norwegian Krone	(12,629)	12/14/2009	(4)
Buy	Euro	1,534	12/14/2009	(25)
Sell	Pound Sterling	(1,397)	12/14/2009	(10)
Buy	Euro	1,075	12/14/2009	(33)
Sell	Pound Sterling	(990)	12/14/2009	(11)
Buy	Euro	770	12/14/2009	(17)
Sell	Norwegian Krone	(6,448)	12/14/2009	26
Buy	Pound Sterling	2,216	12/14/2009	(47)
Sell	Euro	(2,448)	12/14/2009	81
Buy	Pound Sterling	771	12/14/2009	40
Sell	Euro	(842)	12/14/2009	(14)
				$(8)

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	7,461	12/14/2009	$6,634	$53
Canadian Dollar	(3,093)	12/14/2009	(2,935)	76
Canadian Dollar	(11,396)	12/14/2009	(10,806)	272
Canadian Dollar	1,414	12/14/2009	1,369	(62)
Canadian Dollar	(100)	12/14/2009	(97)	5
Danish Krone	(111,286)	12/14/2009	(21,990)	3
Euro	(35,242)	12/14/2009	(51,876)	19
Euro	1,461	12/14/2009	2,195	(46)
Euro	(2,000)	12/14/2009	(2,959)	16
Euro	1,042	12/14/2009	1,540	(6)
Japanese Yen	5,669,443	12/14/2009	64,227	(1,229)
Japanese Yen	(120,419)	12/14/2009	(1,351)	13
Japanese Yen	121,126	12/14/2009	1,343	3
Japanese Yen	(100,000)	12/14/2009	(1,113)	2
Japanese Yen	(300,094)	12/14/2009	(3,300)	(34)
Norwegian Krone	69,249	12/14/2009	12,208	(134)
Norwegian Krone	8,103	12/14/2009	1,461	(48)
Polish Zloty	(28,184)	12/14/2009	(9,846)	134
Pound Sterling	9,579	12/14/2009	15,223	493
Swedish Krona	(12,899)	12/14/2009	(1,833)	14
Swedish Krona	61,832	12/14/2009	8,895	(174)
Swedish Krona	(17,728)	12/14/2009	(2,536)	36
Swiss Franc	957	12/14/2009	932	2
				$(592)

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2009.
§	Illiquid. These securities aggregated to $4,734, or 0.65%, of the fund’s net assets.
Г	Contract amounts are not in thousands.
£	All or a portion of this security is segregated with the broker to cover margin requirements for open futures contracts. The value of this security segregated at 10/31/2009 is $1,093.
#

Aggregate cost for federal income tax purposes is $651,575. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $70,335 and $4,881, respectively. Net unrealized appreciation for tax purposes is $65,454.

DEFINITIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
MXN	Mexican Peso
PLN	Polish Zloty
SEK	Swedish Krona

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Asset-Backed Security	$—	$529	$—	$529
Fixed Income - Financials	—	192,141	—	192,141
Fixed Income - Foreign Government Obligation	—	507,797	—	507,797
Fixed Income - Mortgage-Backed Security	—	4,205	—	4,205
Fixed Income - Short-Term Foreign Government Obligation	—	1,608	—	1,608
Cash & Cash Equivalent - Repurchase Agreement	—	10,749	—	10,749
Total	$—	$717,029	$—	$717,029

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(600)	$—	$(600)
Futures Contracts	—	(159)	—	(159)
Total	$—	$(759)	$—	$(759)

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica JPMorgan Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.3%
Aerospace & Defense - 2.9%
Alliant Techsystems, Inc. ‡	14,900	$1,159
L-3 Communications Holdings, Inc.	19,900	1,439
Precision Castparts Corp.	24,200	2,311
Auto Components - 0.7%
WABCO Holdings, Inc.	49,100	1,165
Beverages - 0.5%
Brown-Forman Corp. -Class B	15,925	777
Capital Markets - 1.6%
Affiliated Managers Group, Inc. ‡	9,450	600
Northern Trust Corp.	13,300	668
T. Rowe Price Group, Inc.	29,400	1,433
Chemicals - 4.4%
Airgas, Inc.	38,000	1,686
Albemarle Corp.	72,272	2,283
PPG Industries, Inc.	31,000	1,749
Sigma-Aldrich Corp.	31,700	1,646
Commercial Banks - 6.8%
Bancorpsouth, Inc. Λ	20,400	461
BB&T Corp.	62,400	1,491
City National Corp. Λ	15,900	599
Cullen/Frost Bankers, Inc.	28,700	1,343
KeyCorp	81,000	437
M&T Bank Corp. Λ	48,400	3,041
SunTrust Banks, Inc.	52,200	998
Synovus Financial Corp.	248,100	551
TCF Financial Corp. Λ	92,400	1,093
Wilmington Trust Corp.	66,300	799
Zions Bancorporation Λ	37,000	524
Commercial Services & Supplies - 1.9%
Republic Services, Inc. -Class A	119,900	3,107
Computers & Peripherals - 0.6%
Lexmark International, Inc. -Class A ‡	40,751	1,039
Construction Materials - 0.4%
Vulcan Materials Co.	13,000	598
Containers & Packaging - 1.6%
Ball Corp.	54,800	2,703
Distributors - 1.1%
Genuine Parts Co.	50,000	1,750
Diversified Consumer Services - 0.9%
H&R Block, Inc.	85,200	1,563
Diversified Telecommunication Services - 1.7%
CenturyTel, Inc.	53,000	1,720
Windstream Corp.	110,954	1,070
Electric Utilities - 2.9%
American Electric Power Co., Inc.	95,000	2,871
Westar Energy, Inc.	100,700	1,928
Electrical Equipment - 1.4%
Cooper Industries PLC -Class A	33,800	1,308
Roper Industries, Inc.	18,600	940
Electronic Equipment & Instruments - 3.9%
Amphenol Corp. -Class A	51,100	2,050
Arrow Electronics, Inc. ‡	81,800	2,073
Tyco Electronics, Ltd.	103,000	2,188
Food & Staples Retailing - 2.0%
Safeway, Inc.	151,400	3,382
Food Products - 1.9%
JM Smucker Co.	51,900	2,736
McCormick & Co., Inc.	10,700	375
Gas Utilities - 4.2%
Energen Corp.	68,500	3,005
EQT Corp.	55,200	2,311
Oneok, Inc.	45,200	1,637
Health Care Equipment & Supplies - 1.5%
Becton Dickinson and Co.	37,085	2,535
Health Care Providers & Services - 4.0%
Community Health Systems, Inc. ‡	54,100	1,692
Coventry Health Care, Inc. ‡	71,650	1,421
Lincare Holdings, Inc. ‡	82,583	2,594
VCA Antech, Inc. ‡	38,800	924
Hotels, Restaurants & Leisure - 1.4%
Darden Restaurants, Inc.	35,880	1,088
Marriott International, Inc. -Class A	47,771	1,197
Household Durables - 1.8%
Fortune Brands, Inc.	52,500	2,045
Jarden Corp.	35,600	975
Household Products - 1.5%
Clorox Co.	21,000	1,244
Energizer Holdings, Inc. ‡	20,800	1,266
Industrial Conglomerates - 1.2%
Carlisle Cos., Inc.	63,500	1,971
Insurance - 11.6%
Assurant, Inc.	77,900	2,332
Cincinnati Financial Corp.	133,155	3,377
Loews Corp.	64,900	2,148
Old Republic International Corp.	349,450	3,733
OneBeacon Insurance Group, Ltd. -Class A	127,965	1,525
Principal Financial Group, Inc.	77,800	1,948
Transatlantic Holdings, Inc.	43,900	2,217
WR Berkley Corp.	73,400	1,814
Internet & Catalog Retail - 0.4%
Expedia, Inc. ‡	29,300	664
Machinery - 0.7%
Dover Corp.	5,400	203
Illinois Tool Works, Inc.	21,700	997
Media - 4.3%
Cablevision Systems Corp. -Class A	58,500	1,343
Clear Channel Outdoor Holdings, Inc. -Class A ‡	148,173	1,011
Omnicom Group, Inc.	24,100	826
Scripps Networks Interactive, Inc. -Class A	51,600	1,948
Washington Post Co. -Class B	4,825	2,085
Multi-Utilities - 4.7%
CMS Energy Corp.	177,600	2,361
NSTAR	33,200	1,028
PG&E Corp.	53,235	2,177
Xcel Energy, Inc.	121,200	2,286
Oil, Gas & Consumable Fuels - 6.1%
CVR Energy, Inc. ‡	97,700	1,028
Devon Energy Corp.	37,300	2,414
Kinder Morgan Management LLC ‡	46,171	2,161
Teekay Corp.	72,400	1,502
Williams Cos., Inc.	163,700	3,086

The notes to the financial statements are an integral part of this report.

	Shares	Value
Real Estate Investment Trusts - 4.5%
Kimco Realty Corp.	122,500	$1,548
Public Storage	12,700	935
Rayonier, Inc.	8,345	322
Regency Centers Corp.	40,800	1,369
Ventas, Inc.	37,900	1,521
Vornado Realty Trust	28,457	1,695
Real Estate Management & Development - 0.9%
Brookfield Properties Corp.	152,050	1,545
Road & Rail - 0.4%
Norfolk Southern Corp.	14,100	657
Semiconductors & Semiconductor Equipment - 0.5%
Avago Technologies, Ltd. ‡	55,840	838
Software - 1.1%
Jack Henry & Associates, Inc.	81,400	1,878
Specialty Retail - 6.7%
AutoNation, Inc. ‡	53,161	916
AutoZone, Inc. ‡	10,100	1,367
Bed Bath & Beyond, Inc. ‡	30,500	1,074
Gap, Inc.	128,500	2,742
Sherwin-Williams Co.	12,000	684
Staples, Inc.	45,800	994
Tiffany & Co.	38,000	1,493
TJX Cos., Inc.	43,100	1,610
Textiles, Apparel & Luxury Goods - 1.0%
V.F. Corp.	24,400	1,733
Thrifts & Mortgage Finance - 0.6%
People’s United Financial, Inc.	62,200	997
Tobacco - 0.8%
Lorillard, Inc.	16,100	1,251
Water Utilities - 0.9%
American Water Works Co., Inc.	79,800	1,514
Wireless Telecommunication Services - 1.3%
Telephone & Data Systems, Inc.	80,500	2,221
Total Common Stocks (cost $172,250)		164,677

Principal
REPURCHASE AGREEMENT - 0.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $1,376 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $1,405.	$1,376	1,376
Total Repurchase Agreement (cost $1,376)

	Shares
SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	4,139,359	4,139
Total Securities Lending Collateral (cost $4,139)

Total Investment Securities (cost $177,765) #		170,192
Other Assets and Liabilities - Net		(4,354)

Net Assets		$165,838

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Λ	All or a portion of this security is on loan. The value of all securities on loan is $4,035.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $180,847. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $13,031 and $23,686, respectively. Net unrealized depreciation for tax purposes is $10,655.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$30,273	$—	$—	$30,273
Equities - Consumer Staples	11,031	—	—	11,031
Equities - Energy	10,191	—	—	10,191
Equities - Financials	43,063	—	—	43,063
Equities - Health Care	9,166	—	—	9,166
Equities - Industrials	14,092	—	—	14,092
Equities - Information Technology	10,066	—	—	10,066
Equities - Materials	10,665	—	—	10,665
Equities - Telecommunication Services	5,012	—	—	5,012
Equities - Utilities	21,118	—	—	21,118
Cash & Cash Equivalent - Repurchase Agreement	—	1,376	—	1,376
Cash & Cash Equivalent - Securities Lending Collateral	4,139	—	—	4,139
Total	$168,816	$1,376	$—	$170,192

The notes to the financial statements are an integral part of this report.

Transamerica Loomis Sayles Bond

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

	Principal		Value
FOREIGN GOVERNMENT OBLIGATIONS - 15.4%
Australia - 2.8%
New South Wales Treasury Corp.
5.50%, 03/01/2017	AUD	16,980	$14,780
6.00%, 05/01/2012	AUD	4,340	3,964
7.00%, 12/01/2010	AUD	4,400	4,063
Brazil - 0.9%
Republic of Brazil
10.25%, 01/10/2028	BRL	12,500	7,078
Canada - 6.3%
Canada Housing Trust
3.55%, 09/15/2013	CAD	1,825	1,750
Canadian Government Bond
2.00%, 09/01/2012	CAD	16,295	15,117
3.75%, 06/01/2012	CAD	6,690	6,502
4.00%, 06/01/2016	CAD	1,685	1,655
4.50%, 06/01/2015	CAD	6,540	6,583
5.25%, 06/01/2012	CAD	10,770	10,844
5.75%, 06/01/2033	CAD	5,300	6,175
Province of Ontario Canada
4.20%, 03/08/2018	CAD	150	142
Province of Quebec Canada
6.75%, 11/09/2015	CAD	4,280	3,093
Colombia - 0.3%
Republic of Colombia
9.85%, 06/28/2027	COP	665,000	371
12.00%, 10/22/2015	COP	3,500,000	2,112
Korea, Republic of - 1.9%
Korea Treasury Bond
5.00%, 09/10/2014	KRW	18,384,830	15,579
Mexico - 1.9%
Mexican Bonos
8.00%, 12/07/2023	MXN	207,000	15,285
New Zealand - 0.9%
New Zealand Government Bond
6.00%, 12/15/2017	NZD	10,210	7,450
Norway - 0.4%
Norway Government Bond
6.50%, 05/15/2013	NOK	15,955	3,073
Total Foreign Government Obligations (cost $118,509)			$125,616

MORTGAGE-BACKED SECURITIES - 5.5%
United States - 5.5%
Banc of America Alternative Loan Trust
Series 2005-10, Class 1CB1
0.64%, 11/25/2035 *		$961	584
Banc of America Commercial Mortgage, Inc.
Series 2007-2, Class A4
5.69%, 04/10/2049 *	500		441
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class A4
5.54%, 09/11/2041	1,000		1,011
Series 2007-PW15, Class A4
5.33%, 02/11/2044	1,300		1,185
Series 2007-PW16, Class A4
5.72%, 06/11/2040	700		666
Citigroup Commercial Mortgage Trust
Series 2006-C5, Class A4
5.43%, 10/15/2049	2,600		2,419
Series 2007-C9, Class A4
5.82%, 12/10/2049 *	1,050		972
Credit Suisse Mortgage Capital Certificates
Series 2007-C3, Class A4
5.91%, 06/15/2039	2,410		1,993
Series 2007-C4, Class A4
5.81%, 09/15/2039	1,200		991
Series 2007-C5, Class A4
5.70%, 09/15/2040	4,785		3,956
Series 2008-C1, Class A3
6.22%, 02/15/2041	1,540		1,314
Greenwich Capital Commercial Funding Corp.
Series 2006-GG7, Class A4
6.12%, 07/10/2038 *	6,350		6,089
Series 2007-GG11, Class A4
5.74%, 12/10/2049	3,100		2,852
Series 2007-GG9, Class A4
5.44%, 03/10/2039	3,000		2,677
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-LDP6, Class A4
5.48%, 04/15/2043	200		194
Series 2007-CB19, Class A4
5.94%, 02/12/2049 *	740		675
Series 2007-LD11, Class A4
5.82%, 06/15/2049 *	5,310		4,891
Series 2007-LDPX, Class A3
5.42%, 01/15/2049	1,700		1,489
LB-UBS Commercial Mortgage Trust
Series 2006-C4, Class A4
5.88%, 06/15/2038 *	300		296
Series 2007-C7, Class A3
5.87%, 09/15/2045	2,070		1,884
Morgan Stanley Capital I
Series 2006-HQ10, Class A4
5.33%, 11/12/2041	500		485
Series 2008-T29, Class A4
6.46%, 01/11/2043	1,900		1,947
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23, Class A4
5.42%, 01/15/2045	1,300		1,241
Series 2006-C29, Class A4
5.31%, 11/15/2048	4,335		4,194
Total Mortgage-Backed Securities (cost $36,432)			44,446

ASSET-BACKED SECURITIES - 0.9%
United States - 0.9%
Chesapeake Funding LLC
Series 2009-2A, Class B
2.00%, 09/15/2021 -144A *	1,000		878
Series 2009-2A, Class C
2.00%, 09/15/2021 -144A *	1,200		1,002
Citibank Credit Card Issuance Trust
Series 2005-C1, Class C1
5.50%, 03/24/2017	300		290
Diamond Resorts Owner Trust
Series 2009-1, Class A
9.31%, 03/20/2026 -144A	1,473		1,475
Sierra Receivables Funding Co.
Series 2009-1A, Class A1
9.79%, 12/22/2025 -144A	483		484
Series 2009-3A, Class A1
7.62%, 07/20/2026 -144A	3,475		3,476
Total Asset-Backed Securities (cost $7,434)			7,605

The notes to the financial statements are an integral part of this report.

	Principal		Value
CORPORATE DEBT SECURITIES - 67.2%
Australia - 0.7%
FBG Finance, Ltd.
5.88%, 06/15/2035 -144A	$4,450		$4,219
General Electric Capital Australia Funding, Ltd.
8.00%, 02/13/2012	AUD	1,635	1,510
Belgium - 0.1%
Delhaize Group SA
6.50%, 06/15/2017	$400		438
Bermuda - 0.4%
White Mountains Re Group, Ltd.
6.38%, 03/20/2017 -144A	3,955		3,522
Canada - 1.9%
Barrick Gold Finance Co.
5.80%, 11/15/2034	1,610		1,564
Bell Canada
5.00%, 02/15/2017 -144A	CAD	130	123
6.10%, 03/16/2035 -144A	CAD	475	416
6.55%, 05/01/2029 -144A	CAD	375	342
7.30%, 02/23/2032 -144A	CAD	45	45
Bombardier, Inc.
6.30%, 05/01/2014 -144A	$1,510		1,480
7.45%, 05/01/2034 -144A	800		706
Nortel Networks, Ltd.
6.88%, 09/01/2023 Џ	410		139
Talisman Energy, Inc.
5.85%, 02/01/2037	710		701
6.25%, 02/01/2038	5,995		6,209
Teck Resources, Ltd.
6.13%, 10/01/2035	836		698
10.75%, 05/15/2019	1,580		1,841
TELUS Corp.
4.95%, 03/15/2017	CAD	1,665	1,572
Cayman Islands - 0.8%
Embraer Overseas, Ltd.
6.38%, 01/24/2017	$1,300		1,300
Vale Overseas, Ltd.
6.88%, 11/21/2036	5,450		5,483
Ireland - 0.2%
Elan Finance PLC/Elan Finance Corp.
8.88%, 12/01/2013	1,350		1,316
Korea, Republic of - 0.2%
Korea Gas Corp.
6.00%, 07/15/2014 -144A	1,200		1,271
Luxembourg - 0.9%
ArcelorMittal
5.38%, 06/01/2013	3,735		3,849
6.13%, 06/01/2018	100		99
Telecom Italia Capital SA
6.00%, 09/30/2034	2,760		2,644
6.38%, 11/15/2033	548		544
Mexico - 0.3%
America Movil SAB de CV
8.46%, 12/18/2036	MXN	12,000	744
Corporacion GEO SAB de CV
8.88%, 09/25/2014 -144A	$2,030		2,096
Supranational - 1.4%
European Investment Bank
Zero Coupon, 04/24/2013 -144A	IDR	118,809,000	9,317
7.00%, 01/18/2012	NZD	1,580	1,187
International Bank For Reconstruction & Development
9.50%, 05/27/2010	ISK	129,100	1,036
Sweden - 0.5%
Volvo Treasury AB
5.95%, 04/01/2015 -144A	$3,600		3,660
United Arab Emirates - 0.8%
Abu Dhabi National Energy Co.
6.25%, 09/16/2019 -144A	700		705
DP World, Ltd.
6.85%, 07/02/2037 -144A	6,410		5,739
United Kingdom - 1.0%
Barclays Bank PLC
6.05%, 12/04/2017 -144A	2,195		2,236
British Sky Broadcasting Group PLC
6.10%, 02/15/2018 -144A	1,500		1,603
BSKYB Finance UK PLC
5.63%, 10/15/2015 -144A	860		936
6.50%, 10/15/2035 -144A	855		873
Virgin Media Finance PLC
9.50%, 08/15/2016	2,000		2,115
United States - 58.0%
Agilent Technologies, Inc.
5.50%, 09/14/2015	2,915		3,008
Alcatel-Lucent USA, Inc.
6.45%, 03/15/2029	6,210		4,875
6.50%, 01/15/2028	1,275		1,001
Alcoa, Inc.
5.55%, 02/01/2017	100		99
5.72%, 02/23/2019	700		672
5.87%, 02/23/2022	695		642
5.95%, 02/01/2037	4,155		3,586
6.75%, 01/15/2028	1,395		1,324
Allegheny Energy Supply Co., LLC
5.75%, 10/15/2019 -144A	1,940		1,912
Ameren Energy Generating Co.
7.00%, 04/15/2018	2,550		2,567
American Airlines Pass-Through Trust
7.86%, 10/01/2011	2,965		2,950
10.38%, 07/02/2019	995		1,104
American General Finance Corp.
6.90%, 12/15/2017	6,900		4,802
American Water Capital Corp.
6.59%, 10/15/2037	3,550		3,700
Amkor Technology, Inc.
7.75%, 05/15/2013	1,360		1,357
Anadarko Petroleum Corp.
6.45%, 09/15/2036	2,425		2,523
Aramark Corp.
5.00%, 06/01/2012	2,200		2,068
ArcelorMittal USA, Inc.
6.50%, 04/15/2014	85		89
Associates Corp.
6.95%, 11/01/2018	1,645		1,704
AT&T, Inc.
6.50%, 03/15/2029	200		204
Avnet, Inc.
6.00%, 09/01/2015	1,210		1,245
Bank of America Corp.
5.42%, 03/15/2017	1,520		1,488
5.75%, 12/01/2017	2,730		2,776
8.00%, 12/29/2049 *■Ž	215		193

The notes to the financial statements are an integral part of this report.

		Principal	Value
United States - (continued)
BMC Software, Inc.
7.25%, 06/01/2018 §		$2,514	$2,707
Boston Scientific Corp.
5.45%, 06/15/2014		55	56
6.40%, 06/15/2016		625	638
7.00%, 11/15/2035 Ђ		1,205	1,174
Bruce Mansfield Unit
6.85%, 06/01/2034 §		2,787	2,912
Case New Holland, Inc.
7.75%, 09/01/2013 -144A		3,980	3,950
Chesapeake Energy Corp.
6.88%, 11/15/2020		1,115	1,026
Citigroup, Inc.
5.00%, 09/15/2014		3,015	2,973
5.50%, 02/15/2017		7,020	7,078
5.85%, 12/11/2034		395	360
5.88%, 05/29/2037		545	502
6.13%, 08/25/2036		215	191
Comcast Corp.
5.65%, 06/15/2035		7,605	7,131
COX Communications, Inc.
6.45%, 12/01/2036 -144A		2,275	2,266
6.95%, 06/01/2038 -144A		555	581
8.38%, 03/01/2039 -144A		485	581
CSC Holdings, Inc.
7.63%, 07/15/2018		1,480	1,517
CSX Corp.
6.00%, 10/01/2036		3,332	3,358
6.25%, 03/15/2018		3,460	3,773
CVS Pass-Through Trust
6.94%, 01/10/2030		1,278	1,315
Cytec Industries, Inc.
8.95%, 07/01/2017		1,485	1,738
D.R. Horton, Inc.
5.63%, 09/15/2014		540	516
6.50%, 04/15/2016		170	162
Delta Air Lines, Inc.
6.82%, 08/10/2022		2,630	2,427
8.02%, 08/10/2022		2,451	2,084
Dillard’s, Inc.
7.13%, 08/01/2018		990	772
Dynegy Holdings, Inc.
7.50%, 06/01/2015		65	60
7.63%, 10/15/2026		450	306
7.75%, 06/01/2019		625	527
El Paso Corp.
7.42%, 02/15/2037		1,235	1,078
El Paso Natural Gas Co.
5.95%, 04/15/2017		1,590	1,624
Embarq Corp.
7.08%, 06/01/2016		515	563
Energy Future Holdings Corp.
5.55%, 11/15/2014		6,735	4,885
6.50%, 11/15/2024		1,110	535
6.55%, 11/15/2034		305	141
Energy Transfer Partners, LP
6.13%, 02/15/2017		4,840	5,114
Equifax, Inc.
7.00%, 07/01/2037		400	384
ERAC USA Finance Co.
6.70%, 06/01/2034 -144A		100	90
7.00%, 10/15/2037 -144A		4,815	4,649
Ford Motor Co.
6.50%, 08/01/2018		100	80
6.63%, 02/15/2028		4,788	3,495
7.50%, 08/01/2026		115	86
Ford Motor Credit Co. LLC
7.00%, 10/01/2013		200	190
7.25%, 10/25/2011		825	809
7.50%, 08/01/2012		1,080	1,052
8.00%, 12/15/2016		300	290
Fortune Brands, Inc.
5.88%, 01/15/2036		2,060	1,742
Frontier Communications Corp.
7.13%, 03/15/2019		400	376
7.88%, 01/15/2027		1,405	1,289
GATX Corp.
4.75%, 10/01/2012		1,800	1,833
General Electric Capital Corp.
2.96%, 05/18/2012	SGD	2,500	1,754
3.49%, 03/08/2012	SGD	2,400	1,710
4.38%, 09/21/2015		$17,475	17,772
7.63%, 12/10/2014	NZD	320	233
Georgia-Pacific LLC
7.25%, 06/01/2028		$190	173
7.38%, 12/01/2025		1,000	933
7.70%, 06/15/2015		235	242
7.75%, 11/15/2029		875	818
8.00%, 01/15/2024		2,500	2,525
8.88%, 05/15/2031		2,125	2,178
GMAC, Inc.
5.38%, 06/06/2011 -144A		968	910
5.75%, 09/27/2010 -144A		1,206	1,182
6.00%, 12/15/2011 -144A		1,506	1,412
6.63%, 05/15/2012 -144A		1,712	1,614
6.75%, 12/01/2014 -144A		1,051	954
6.88%, 09/15/2011 -144A		303	289
8.00%, 11/01/2031 -144A		595	509
Goldman Sachs Group, Inc.
5.63%, 01/15/2017		370	379
6.75%, 10/01/2037		1,660	1,748
Harley-Davidson Funding Corp.
6.80%, 06/15/2018 -144A		6,865	6,823
Hasbro, Inc.
6.60%, 07/15/2028		4,730	4,468
HCA, Inc.
5.75%, 03/15/2014		615	572
6.25%, 02/15/2013		110	106
6.30%, 10/01/2012		180	176
6.38%, 01/15/2015		2,115	1,978
6.50%, 02/15/2016		4,915	4,583
7.05%, 12/01/2027		55	44
7.19%, 11/15/2015		2,555	2,390
7.50%, 12/15/2023		2,680	2,213
7.58%, 09/15/2025		755	641
7.69%, 06/15/2025		1,220	1,048
7.75%, 07/15/2036		125	104

The notes to the financial statements are an integral part of this report.

	Principal	Value
United States - (continued)
Highwoods Properties, Inc. REIT
5.85%, 03/15/2017	$1,175	$1,060
Home Depot, Inc.
5.88%, 12/16/2036	10,484	10,226
International Lease Finance Corp.
5.25%, 01/10/2013	535	430
5.65%, 06/01/2014	300	227
6.63%, 11/15/2013	555	428
International Paper Co.
5.25%, 04/01/2016	1,800	1,800
7.95%, 06/15/2018	3,515	3,918
Intuit, Inc.
5.75%, 03/15/2017	680	714
Jabil Circuit, Inc.
7.75%, 07/15/2016	850	882
JC Penney Corp., Inc.
5.75%, 02/15/2018	395	373
6.38%, 10/15/2036	5,435	4,579
7.40%, 04/01/2037	355	330
7.63%, 03/01/2097	430	334
Joy Global, Inc.
6.00%, 11/15/2016	1,735	1,739
6.63%, 11/15/2036	2,780	2,563
Kar Holdings, Inc.
10.00%, 05/01/2015	775	794
KB Home
5.75%, 02/01/2014	610	572
5.88%, 01/15/2015	3,415	3,141
6.25%, 06/15/2015	1,055	992
7.25%, 06/15/2018	60	56
Kinder Morgan Energy Partners, LP
6.50%, 02/01/2037	2,600	2,623
6.95%, 01/15/2038	5,730	6,139
KLA-Tencor Corp.
6.90%, 05/01/2018	5,230	5,482
Lennar Corp.
5.50%, 09/01/2014	2,015	1,854
5.60%, 05/31/2015	1,605	1,469
Level 3 Financing, Inc.
8.75%, 02/15/2017	4,045	3,458
9.25%, 11/01/2014	445	396
Mackinaw Power LLC
6.30%, 10/31/2023 -144A	1,632	1,588
Macy’s Retail Holdings, Inc.
5.90%, 12/01/2016	195	180
6.38%, 03/15/2037	3,770	3,073
6.79%, 07/15/2027	1,065	847
6.90%, 04/01/2029	1,860	1,535
Masco Corp.
5.85%, 03/15/2017	2,440	2,249
6.13%, 10/03/2016	3,505	3,362
6.50%, 08/15/2032	250	207
McDonald’s Corp.
6.30%, 03/01/2038	475	537
Merrill Lynch & Co., Inc.
5.00%, 01/15/2015	535	543
5.70%, 05/02/2017	300	297
6.05%, 06/01/2034	820	740
6.11%, 01/29/2037	1,410	1,333
6.40%, 08/28/2017	3,180	3,287
6.88%, 04/25/2018	3,990	4,296
Midwest Generation LLC
8.56%, 01/02/2016	885	900
Miller Brewing Co.
5.50%, 08/15/2013 -144A	265	283
Morgan Stanley
5.55%, 04/27/2017	2,100	2,114
Mosaic Global Holdings, Inc.
7.30%, 01/15/2028	420	436
7.38%, 08/01/2018	400	436
Motorola, Inc.
5.22%, 10/01/2097	690	371
6.00%, 11/15/2017	230	221
6.50%, 11/15/2028	2,635	2,217
6.63%, 11/15/2037	6,565	5,597
Nabors Industries, Inc.
6.15%, 02/15/2018	1,230	1,256
National Semiconductor Corp.
6.60%, 06/15/2017	1,380	1,396
New Albertsons, Inc.
6.63%, 06/01/2028	4,020	3,095
7.45%, 08/01/2029	630	548
7.75%, 06/15/2026	460	406
News America, Inc.
6.15%, 03/01/2037	4,240	4,121
6.20%, 12/15/2034	870	854
6.40%, 12/15/2035	185	185
Nextel Communications, Inc.
5.95%, 03/15/2014	1,225	1,067
6.88%, 10/31/2013	1,395	1,290
7.38%, 08/01/2015	2,085	1,848
NGC Corp. Capital Trust
8.32%, 06/01/2027	200	110
NGPL Pipeco LLC
7.77%, 12/15/2037 -144A	1,215	1,406
NiSource Finance Corp.
6.40%, 03/15/2018	5,855	6,037
Nordstrom, Inc.
7.00%, 01/15/2038	4,900	5,155
Nortel Networks Capital Corp.
7.88%, 06/15/2026 Џ	300	165
Northwest Airlines, Inc.
7.03%, 11/01/2019	6,687	5,951
NRG Energy, Inc.
7.38%, 01/15/2017	850	844
8.50%, 06/15/2019	1,035	1,048
Oneok Partners, LP
6.65%, 10/01/2036	2,355	2,481
Owens & Minor, Inc.
6.35%, 04/15/2016 §	835	753
Owens Corning, Inc.
6.50%, 12/01/2016 Ђ	790	788
7.00%, 12/01/2036 Ђ	4,585	3,844
Panhandle Eastern Pipeline Co., LP
8.13%, 06/01/2019	975	1,128

The notes to the financial statements are an integral part of this report.

Principal	Value
United States - (continued)
Pioneer Natural Resources Co.
5.88%, 07/15/2016	$3,415	$3,170
6.88%, 05/01/2018	435	416
7.20%, 01/15/2028	925	804
Plains All American Pipeline, LP
6.50%, 05/01/2018	490	528
6.70%, 05/15/2036	930	961
ProLogis REIT
5.63%, 11/15/2015	1,825	1,697
5.75%, 04/01/2016	1,435	1,345
6.63%, 05/15/2018	430	415
Pulte Homes, Inc.
6.00%, 02/15/2035	110	85
6.38%, 05/15/2033	1,780	1,406
7.88%, 06/15/2032	1,500	1,395
Qwest Capital Funding, Inc.
6.50%, 11/15/2018	965	806
6.88%, 07/15/2028	2,405	1,858
7.63%, 08/03/2021	1,000	850
7.75%, 02/15/2031	530	435
Qwest Corp.
6.50%, 06/01/2017	565	535
6.88%, 09/15/2033	2,770	2,334
7.20%, 11/10/2026	895	761
7.25%, 09/15/2025	1,705	1,472
7.50%, 06/15/2023	1,670	1,532
Realty Income Corp. REIT
6.75%, 08/15/2019	3,795	3,787
Reynolds American, Inc.
6.75%, 06/15/2017	358	369
7.25%, 06/15/2037	880	889
RH Donnelley Corp.
6.88%, 01/15/2013 Џ	1,870	107
8.88%, 01/15/2016 Џ	970	56
Royal Caribbean Cruises, Ltd.
6.88%, 12/01/2013	4,160	3,942
Sara Lee Corp.
6.13%, 11/01/2032	2,195	2,196
Simon Property Group, LP REIT
5.25%, 12/01/2016	155	155
5.75%, 12/01/2015	65	67
5.88%, 03/01/2017	1,265	1,289
6.13%, 05/30/2018	915	948
10.35%, 04/01/2019	1,950	2,453
SLM Corp.
4.00%, 01/15/2010	785	784
4.50%, 07/26/2010	735	725
5.00%, 06/15/2018	3,013	2,391
5.05%, 11/14/2014	435	347
5.13%, 08/27/2012	640	570
5.38%, 05/15/2014	1,927	1,673
5.40%, 10/25/2011	700	661
5.63%, 08/01/2033	779	533
6.50%, 06/15/2010 Ə§	NZD	5,865	4,008
8.45%, 06/15/2018	$10,625	9,357
Southern Natural Gas Co.
5.90%, 04/01/2017 -144A Ђ	380	388
Sprint Capital Corp.
6.88%, 11/15/2028	10,035	7,526
6.90%, 05/01/2019	710	618
8.75%, 03/15/2032	245	212
Sprint Nextel Corp.
6.00%, 12/01/2016	967	832
Starwood Hotels & Resorts Worldwide, Inc.
6.25%, 02/15/2013	3,635	3,617
Steel Dynamics, Inc.
6.75%, 04/01/2015	1,520	1,440
7.38%, 11/01/2012	3,180	3,192
8.25%, 04/15/2016 -144A Ђ	600	603
Tennessee Gas Pipeline Co.
7.50%, 04/01/2017	1,679	1,866
Textron Financial Corp.
5.13%, 08/15/2014	235	219
Textron, Inc.
7.25%, 10/01/2019	2,620	2,668
Time Warner Cable, Inc.
6.75%, 07/01/2018	290	319
Time Warner, Inc.
6.50%, 11/15/2036	4,220	4,288
Toll Corp.
8.25%, 12/01/2011	1,077	1,088
Toro Co.
6.63%, 05/01/2037 §	2,500	1,953
Toys “R” Us, Inc.
7.38%, 10/15/2018	6,440	5,732
7.88%, 04/15/2013	355	345
U.S. Steel Corp.
6.05%, 06/01/2017	3,540	3,244
7.00%, 02/01/2018	1,460	1,406
United Airlines, Inc.
6.64%, 07/02/2022	7,095	6,245
USG Corp.
6.30%, 11/15/2016	4,585	3,942
9.50%, 01/15/2018 Ђ	1,070	1,051
Valero Energy Corp.
6.63%, 06/15/2037	4,225	3,879
Verizon Maryland, Inc.
5.13%, 06/15/2033	200	163
Viacom, Inc.
6.88%, 04/30/2036	5,990	6,323
Westvaco Corp.
7.95%, 02/15/2031	1,135	1,091
8.20%, 01/15/2030	2,985	2,989
Weyerhaeuser Co.
6.88%, 12/15/2033	115	101
7.38%, 03/15/2032	3,595	3,298
Xerox Capital Trust I
8.00%, 02/01/2027	2,820	2,764
Xerox Corp.
6.35%, 05/15/2018	5,945	6,288
XTO Energy, Inc.
6.10%, 04/01/2036	1,835	1,861
Total Corporate Debt Securities (cost $536,184)	546,301

STRUCTURED NOTE DEBTS - 0.6%
United States - 0.6%
JPMorgan Chase & Co.
Zero Coupon, 09/10/2012 -144A	IDR	37,004,100	3,013
Zero Coupon, 04/12/2012 -144A	IDR	21,967,355	1,865
Total Structured Note Debts (cost $5,186)	4,878

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.7%
United States - 0.7%
AES Trust III
6.75% ▲	10,950	$466
Bank of America Corp.
7.25% ▲Λ	625	523
El Paso Energy Capital Trust I
4.75% ▲	6,300	226
Lucent Technologies Capital Trust I
7.75% ▲	4,900	3,602
Newell Financial Trust I
5.25% ▲	10,000	351
Sovereign Capital Trust IV
4.38% ▲	7,350	226
Total Convertible Preferred Stocks (cost $5,880)		5,394

PREFERRED STOCKS - 0.9%
United States - 0.9%
Comcast Corp.
7.00% ▲	108,601	2,654
Countrywide Capital IV
6.75% ▲	88,375	1,747
Fannie Mae
0.00% ‡■	255,925	295
4.75% ▲‡	8,150	12
5.13% ▲‡	2,900	4
5.38% ▲‡	5,800	9
5.81% ▲‡	2,400	4
6.75% ▲‡	3,700	3
8.25% ▲‡	132,200	142
Freddie Mac
0.00% ‡	161,275	178
5.00% ▲	4,150	7
5.57% ▲	63,300	63
5.66% ▲	18,750	19
5.70% ▲	6,500	10
5.79% ▲	12,000	23
5.81% ▲	4,200	8
5.90% ▲	9,300	9
6.00% ▲	5,350	9
6.42% ▲	3,750	7
6.55% ▲	14,400	15
Preferred Blocker, Inc.
7.00% -144A ▲	1,675	1,023
SLM Corp.
6.00% ▲	78,825	1,225
Total Preferred Stocks (cost $19,740)		7,466

COMMON STOCKS - 0.1%
United States - 0.1%
Freddie Mac ‡Λ	72,000	89
Owens-Illinois, Inc. ‡	10,796	344
Total Common Stocks (cost $2,369)		433

	Principal
LOAN ASSIGNMENT - 0.4%
United States - 0.4%
Level 3 Financing, Inc.
11.62%, 03/13/2014	$3,250	3,445
Total Loan Assignment (cost $3,221)

CONVERTIBLE BONDS - 3.6%
Canada - 0.2%
Nortel Networks Corp.
1.75%, 04/15/2012 Џ	450	249
2.13%, 04/15/2014 Џ	2,870	1,589
Cayman Islands - 0.4%
Transocean, Inc.
1.50%, 12/15/2037	3,450	3,315
United States - 3.0%
Chesapeake Energy Corp.
2.25%, 12/15/2038	265	198
Ciena Corp.
0.88%, 06/15/2017	255	151
Hercules, Inc.
6.50%, 06/30/2029	1,260	819
Human Genome Sciences, Inc.
2.25%, 08/15/2012	1,170	1,524
Incyte Corp., Ltd.
3.50%, 02/15/2011	650	636
Intel Corp.
2.95%, 12/15/2035	945	865
3.25%, 08/01/2039 -144A	10,315	11,115
JDS Uniphase Corp.
1.00%, 05/15/2026	450	373
Level 3 Communications, Inc.
7.00%, 03/15/2015 -144A §	2,110	2,044
3.50%, 06/15/2012	1,365	1,145
Liberty Media LLC
3.50%, 01/15/2031	123	78
Nektar Therapeutics
3.25%, 09/28/2012	1,960	1,742
Omnicare, Inc.
3.25%, 12/15/2035	610	486
ProLogis REIT
1.88%, 11/15/2037	50	43
Trinity Industries, Inc.
3.88%, 06/01/2036	1,550	1,137
Valeant Pharmaceuticals International
4.00%, 11/15/2013	1,300	1,445
Total Convertible Bonds (cost $27,774)		28,954

REPURCHASE AGREEMENT - 2.3%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $18,367 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $18,737.	18,367	18,367
Total Repurchase Agreement (cost $18,367)

	Shares
SECURITIES LENDING COLLATERAL - 0.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	172,225	172
Total Securities Lending Collateral (cost $172)

Total Investment Securities (cost $781,268) #		793,077
Other Assets and Liabilities - Net		19,175

Net Assets		$812,252

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Foreign Government Obligation	15.8%	$125,616
Diversified Financial Services	10.5	82,926
Oil, Gas & Consumable Fuels	5.9	46,647
Mortgage-Backed Security	5.6	44,446
Diversified Telecommunication Services	5.0	39,823
Media	4.1	32,664
Metals & Mining	3.8	29,831
Consumer Finance	2.7	21,256
Airlines	2.6	20,760
Communications Equipment	2.6	20,550
Semiconductors & Semiconductor Equipment	2.6	20,215
Paper & Forest Products	2.5	20,066
Multiline Retail	2.2	17,178
Household Durables	2.1	16,925
Specialty Retail	2.1	16,303
Building Products	1.9	15,443
Health Care Providers & Services	1.9	15,094
Commercial Banks	1.8	13,776
Real Estate Investment Trusts	1.7	13,259
Electric Utilities	1.6	13,004
Machinery	1.4	11,342
Independent Power Producers & Energy Traders	1.4	10,831
Office Electronics	1.1	9,052
Hotels, Restaurants & Leisure	1.0	8,096
Asset-Backed Security	1.0	7,605
Automobiles	1.0	7,321
Road & Rail	0.9	7,131
Wireless Telecommunication Services	0.7	5,781
Transportation Infrastructure	0.7	5,739
Electronic Equipment & Instruments	0.6	5,135
Commercial Services & Supplies	0.6	4,739
Beverages	0.6	4,502
Food & Staples Retailing	0.6	4,487
Leisure Equipment & Products	0.6	4,468
Capital Markets	0.5	4,241
Water Utilities	0.5	3,700
Insurance	0.4	3,522
Aerospace & Defense	0.4	3,486
Chemicals	0.4	3,429
Software	0.4	3,421
Energy Equipment & Services	0.4	3,315
Gas Utilities	0.4	3,232
Pharmaceuticals	0.4	2,761
Industrial Conglomerates	0.3	2,668
Food Products	0.3	2,196
Biotechnology	0.3	2,160
IT Services	0.3	2,068
Thrifts & Mortgage Finance	0.2	1,973
Health Care Equipment & Supplies	0.2	1,868
Trading Companies & Distributors	0.2	1,833
Life Sciences Tools & Services	0.2	1,742
Retail Store	0.2	1,315
Tobacco	0.2	1,258
U.S. Government Agency Obligation	0.1	906
Multi-Utilities	0.1	705
Professional Services	0.0	384
Containers & Packaging	0.0	344
Investment Securities, at Value	97.6	774,538
Short-Term Investments	2.4	18,539
Total Investments	100.0%	$793,077

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2009.
Џ	In default.
Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
▲	Rate shown reflects the yield at 10/31/2009.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $155.
Ђ	Step bond. Interest rate may increase or decrease as the credit rating changes.
§	Illiquid. These securities aggregated to $14,377, or 1.77%, of the fund’s net assets.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security aggregated to $4,008, or 0.49% of the fund’s net assets.
‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $782,556. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $50,326 and $39,805, respectively. Net unrealized appreciation for tax purposes is $10,521.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $97,654, or 12.02%, of the fund’s net assets.

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Columbian Peso
IDR	Indonesian Rupiah
ISK	Iceland Krona
KRW	South Korean Won
LB	Lehman Brothers
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
REIT	Real Estate Investment Trust
SGD	Singapore Dollar

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$3,005	$—	$—	$3,005
Equities - Energy	227	—	—	227
Equities - Financials	4,744	—	—	4,744
Equities - Information Technology	3,602	—	—	3,602
Equities - Materials	344	—	—	344
Equities - U.S. Government Agency Obligation	905	—	—	905
Equities - Utilities	466	—	—	466
Fixed Income - Asset-Backed Security	—	10,555	—	10,555
Fixed Income - Consumer Discretionary	—	105,591	—	105,591
Fixed Income - Consumer Staples	—	12,443	—	12,443
Fixed Income - Energy	—	54,185	—	54,185
Fixed Income - Financials	—	136,209	—	136,209
Fixed Income - Foreign Government Obligation	—	125,616	—	125,616
Fixed Income - Health Care	—	23,625	—	23,625
Fixed Income - Industrials	—	64,732	—	64,732
Fixed Income - Information Technology	—	56,688	—	56,688
Fixed Income - Materials	—	53,327	—	53,327
Fixed Income - Mortgage-Backed Security	—	44,446	—	44,446
Fixed Income - Telecommunication Services	—	47,272	—	47,272
Fixed Income - Utilities	—	26,556	—	26,556
Cash & Cash Equivalent - Repurchase Agreement	—	18,367	—	18,367
Cash & Cash Equivalent - Securities Lending Collateral	172	—	—	172
Total	$13,465	$779,612	$—	$793,077

The notes to the financial statements are an integral part of this report.

Transamerica Neuberger Berman International

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 0.8%
BHP Billiton, Ltd. ADR	61,700	$4,046
Austria - 0.6%
Schoeller-Bleckmann Oilfield Equipment AG	62,463	2,912
Belgium - 2.7%
Anheuser-Busch InBev NV	86,548	4,063
Anheuser-Busch InBev NV - STRIP VVPR ‡	130,726	1
Colruyt SA	17,822	4,241
Telenet Group Holding NV ‡	185,704	4,950
Bermuda - 1.5%
Kerry Properties, Ltd.	439,500	2,459
Willis Group Holdings, Ltd.	175,200	4,730
Brazil - 2.9%
Petroleo Brasileiro SA -Class A ADR	151,222	6,067
Ultrapar Participacoes SA ADR Λ	125,790	5,545
VIVO Participacoes SA ADR	104,400	2,532
Canada - 4.8%
Barrick Gold Corp.	82,300	2,963
Cameco Corp.	153,380	4,275
Macdonald Dettwiler & Associates, Ltd. ‡§	330,770	11,281
Talisman Energy, Inc.	278,085	4,744
Cayman Islands - 0.0%
Minth Group, Ltd.	165,900	172
Chile - 1.0%
Sociedad Quimica y Minera de Chile SA ADR	133,285	4,898
Cyprus - 0.8%
ProSafe SE	725,750	3,778
Czech Republic - 0.4%
Telefonica O2 Czech Republic AS	83,782	1,974
Denmark - 2.5%
A.P. Moller Maersk A/S -Series B	330	2,253
Novo Nordisk A/S -Class B	95,215	5,915
TrygVesta AS	56,090	4,042
France - 8.6%
Arkema SA	98,343	3,754
CNP Assurances	23,805	2,300
Eutelsat Communications	85,310	2,712
France Telecom SA	136,345	3,378
Ipsen SA	142,213	7,246
IPSOS §	207,237	6,345
Societe Generale	47,000	3,122
Sodexo	62,501	3,569
Teleperformance	158,434	5,087
Thales SA	90,643	4,392
Germany - 9.3%
Deutsche Boerse AG	99,782	8,081
Fresenius Medical Care AG & Co. KGaA	87,713	4,257
GEA Group AG	230,684	4,353
Gerresheimer AG	206,731	5,872
Linde AG	62,463	6,556
SAP AG ADR	99,035	4,483
SMA Solar Technology AG	28,183	2,693
Tognum AG	277,378	4,240
Wincor Nixdorf AG	77,404	4,526
Greece - 1.8%
National Bank of Greece SA ‡	129,600	4,738
Titan Cement Co. SA	113,907	3,937
Guernsey Channel Islands - 0.5%
Amdocs, Ltd. ‡	103,600	2,611
Hong Kong - 1.0%
China Mobile, Ltd. ADR	106,665	4,984
India - 1.7%
Hero Honda Motors, Ltd. ‡	102,991	3,400
State Bank of India, Ltd. GDR	51,985	4,748
Ireland - 1.1%
DCC PLC	197,550	5,202
Israel - 0.9%
Makhteshim-Agan Industries, Ltd.	944,183	4,413
Italy - 0.6%
Lottomatica SpA Λ	146,402	3,119
Japan - 10.8%
Brother Industries, Ltd.	327,500	3,729
Circle K Sunkus Co., Ltd.	289,500	3,974
Hisamitsu Pharmaceutical Co., Inc.	147,000	5,054
Jupiter Telecommunications Co., Ltd.	6,039	5,520
KDDI Corp.	608	3,227
Kenedix Realty Investment Corp. REIT Λ	725	2,079
Nihon Kohden Corp.	386,100	6,463
Nintendo Co., Ltd. ADR	150,015	4,713
NSD Co., Ltd. Λ	351,900	3,588
Sankyo Co., Ltd.	90,600	5,175
Sundrug Co., Ltd.	138,600	3,489
Toyota Motor Corp. ADR	38,050	3,002
Yahoo! Japan Corp.	8,047	2,466
Jersey Channel Islands - 2.7%
Experian Group, Ltd.	772,376	7,058
Informa PLC	1,197,061	5,742
Korea, Republic of - 1.9%
Hyundai Mobis	46,649	6,220
Samsung SDI Co., Ltd.	26,662	3,044
Luxembourg - 0.7%
ArcelorMittal	99,786	3,377
Netherlands - 9.1%
Fugro NV	98,688	5,497
Koninklijke Ahold NV	516,442	6,505
Koninklijke DSM NV	54,763	2,399
Nutreco Holding NV	120,167	6,066
Sligro Food Group NV §	195,221	6,015
TNT NV	271,407	7,198
Unilever NV	337,836	10,409
Norway - 1.1%
DnB NOR ASA ‡	471,385	5,400
Singapore - 0.7%
United Overseas Bank, Ltd.	282,000	3,380
Spain - 0.8%
Banco Santander SA	248,473	3,998
Sweden - 1.6%
Svenska Handelsbanken AB -Class A	172,908	4,469
Swedbank AB ‡Λ	358,614	3,089
Switzerland - 7.5%
Barry Callebaut AG ‡	7,310	4,084
Bucher Industries AG	21,329	2,241
Credit Suisse Group AG	94,184	5,035
Givaudan SA	5,103	3,788
Nestle SA	112,093	5,213
Nobel Biocare Holding AG	128,445	3,644
Roche Holding AG	24,871	3,983
SGS SA ‡	2,771	3,701
Sulzer AG	60,175	4,685
United Kingdom - 16.9%
Amlin PLC	1,174,004	6,795
Antofagasta PLC	187,382	2,361
Balfour Beatty PLC	254,191	1,105
Barclays PLC ‡	980,361	5,138
BP PLC	400,663	3,754
Cairn Energy PLC ‡	105,118	4,534
Chemring Group PLC	211,248	9,148
Croda International PLC	310,779	3,806
Diageo PLC	321,551	5,237

The notes to the financial statements are an integral part of this report.

	Shares	Value
United Kingdom - (continued)
HSBC Holdings PLC	1,081,751	$11,960
Reed Elsevier PLC	272,074	2,060
RPS Group PLC	1,594,129	5,466
Smith & Nephew PLC	529,484	4,681
Tullow Oil PLC	222,156	4,304
Vodafone Group PLC	5,286,698	11,651
Total Common Stocks (cost $443,958)		472,678

RIGHTS - 0.0%
Spain - 0.0%
Banco Santander SA ‡	248,473	44
Total Rights (cost $44)

WARRANT - 0.0%
Italy - 0.0%
UBI Banca SCpA ‡	138,395	13
Expiration: 06/30/2011
Exercise Price: €12.30
Total Warrant (cost $0)

Principal
REPURCHASE AGREEMENT - 2.5%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $12,257 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $12,502.	$12,257	12,257
Total Repurchase Agreement (cost $12,257)

	Shares
SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	8,138,228	8,138
Total Securities Lending Collateral (cost $8,138)

Total Investment Securities (cost $464,397) #		493,130
Other Assets and Liabilities - Net		(7,327)

Net Assets		$485,803

INVESTMENTS BY INDUSTRY(unaudited):	Percentage of Total Investments	Value
Commercial Banks	10.1%	$50,099
Chemicals	6.1	29,614
Oil, Gas & Consumable Fuels	5.6	27,678
Food Products	5.2	25,772
Wireless Telecommunication Services	4.5	22,394
Media	4.5	22,379
Pharmaceuticals	4.5	22,198
Food & Staples Retailing	4.1	20,250
Insurance	3.7	17,867
Commercial Services & Supplies	3.4	16,747
Professional Services	3.2	15,846
Software	3.1	15,395
Health Care Equipment & Supplies	2.9	14,788
Aerospace & Defense	2.8	13,540
Metals & Mining	2.6	12,747
Energy Equipment & Services	2.5	12,187
Machinery	2.3	11,279
Diversified Telecommunication Services	2.1	10,302
Beverages	1.9	9,301
Diversified Financial Services	1.6	8,081
Air Freight & Logistics	1.5	7,198
Electrical Equipment	1.4	6,933
Hotels, Restaurants & Leisure	1.3	6,688
Automobiles	1.3	6,402
Auto Components	1.3	6,392
Life Sciences Tools & Services	1.2	5,872
Specialty Retail	1.1	5,545
Industrial Conglomerates	1.1	5,202
Leisure Equipment & Products	1.0	5,175
Capital Markets	1.0	5,035
Computers & Peripherals	0.9	4,526
Health Care Providers & Services	0.9	4,257
Multiline Retail	0.8	3,974
Construction Materials	0.8	3,937

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (continued):	Percentage of Total Investments	Value
Office Electronics	0.8%	$3,729
Electronic Equipment & Instruments	0.6	3,044
Internet Software & Services	0.5	2,466
Real Estate Management & Development	0.5	2,459
Marine	0.5	2,253
Real Estate Investment Trusts	0.4	2,079
Construction & Engineering	0.2	1,105
Investment Securities, at Value	95.8	472,735
Short-Term Investments	4.2	20,395
Total Investments	100.0%	$493,130

NOTES TO SCHEDULE OF INVESTMENTS:

‡                             Non-income producing security.

Λ                          All or a portion of this security is on loan. The value of all securities on loan is $7,790.

§                            Illiquid. These securities aggregated to $23,641, or 4.87%, of the fund’s net assets.

▲                        Rate shown reflects the yield at 10/31/2009.

#                           Aggregate cost for federal income tax purposes is $469,929. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $45,878 and $22,677, respectively. Net unrealized appreciation for tax purposes is $23,201.

DEFINITIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)
STRIP VVPR	Is a coupon which, if presented along with the corresponding coupon of the share, allows it to benefit from a reduced withholding tax of 15% (rather than 25%) on the dividends paid by the company.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$19,827	$53,063	$—	$72,889
Equities - Consumer Staples	4,063	51,260	—	55,323
Equities - Energy	15,086	24,778	—	39,865
Equities - Financials	4,743	80,877	—	85,621
Equities - Health Care	—	42,061	—	42,061
Equities - Industrials	—	68,822	—	68,822
Equities - Information Technology	11,806	17,353	—	29,159
Equities - Materials	11,908	34,391	—	46,299
Equities - Telecommunication Services	7,516	25,180	—	32,696
Cash & Cash Equivalent - Repurchase Agreement	—	12,257	—	12,257
Cash & Cash Equivalent - Securities Lending Collateral	8,138	—	—	8,138
Total	$83,088	$410,042	$—	$493,130

The notes to the financial statements are an integral part of this report.

Transamerica Oppenheimer Developing Markets

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS - 2.7%
Brazil - 2.7%
All America Latina Logistica SA, 0.48% ▲	382,000	$2,817
Lojas Americanas SA, 0.26% ▲ ‡	982,990	6,472
NET Servicos de Comunicacao SA ▲ ‡	308,897	3,858
Total Preferred Stocks (cost $13,805)		13,147

COMMON STOCKS - 95.8%
Argentina - 0.0%
IRSA Inversiones y Representaciones SA GDR ‡Λ	15,200	131
Bermuda - 0.7%
Credicorp, Ltd.	36,400	2,513
Dairy Farm International Holdings, Ltd.	139,900	825
Jardine Strategic Holdings, Ltd.	10,035	174
Brazil - 11.4%
B2W Cia Global Do Varejo	117,000	3,387
BM&FBOVESPA SA	693,146	4,486
Cia de Bebidas das Americas ADR ‡	42,500	3,828
Cyrela Brazil Realty SA	262,000	3,346
Diagnosticos da America SA ‡	60,200	1,490
Empresa Brasileira de Aeronautica SA ADR ‡	215,400	4,362
Gafisa SA	75,000	1,113
Natura Cosmeticos SA ‡	581,200	10,410
Petroleo Brasileiro SA -Class A ADR	309,600	12,422
Vale SA -Class B ADR	401,100	9,265
Weg SA	227,000	2,242
Canada - 0.4%
Niko Resources, Ltd.	21,800	1,765
Cayman Islands - 3.4%
Baidu, Inc. ADR ‡	4,700	1,776
Ctrip.com International, Ltd. ADR ‡	28,400	1,521
Netease.com ADR ‡	11,000	425
SINA Corp. ‡	201,900	7,548
Tencent Holdings, Ltd.	271,800	4,733
Tingyi Cayman Islands Holding Corp.	406,000	906
Chile - 2.0%
Banco Santander Chile	25,632,901	1,303
Centros Comerciales Sudamericanos SA	2,428,281	7,479
Parque Arauco SA	301,600	312
Sociedad Quimica y Minera de Chile SA ADR	19,600	720
China - 1.8%
China Shenhua Energy Co., Ltd. -Class H	769,000	3,444
PetroChina Co., Ltd.	1,944,000	2,339
Shanghai Zhenhua Heavy Industry Co., Ltd.	1,969,270	1,634
Travelsky Technology, Ltd.	1,748,000	1,492
Wumart Stores, Inc.	81,000	138
Colombia - 1.0%
Almacenes Exito SA -144A GDR	164,000	1,266
Almacenes Exito SA	61,500	478
Bancolombia SA ADR	81,600	3,229
Denmark - 1.1%
Carlsberg AS -Class B	79,800	5,595
Egypt - 3.2%
Commercial International Bank	361,037	3,719
Eastern Tobacco	54,024	1,269
Egyptian Financial Group-Hermes Holding	471,370	2,737
Orascom Telecom Holding SAE	1,241,228	8,274
Hong Kong - 10.5%
China Mobile, Ltd.	955,000	8,953
China Resources Enterprise, Ltd.	2,261,000	7,587
China Unicom, Ltd.	3,430,000	4,353
CNOOC, Ltd.	6,871,000	10,187
Hang Lung Properties, Ltd.	1,824,000	6,882
Hong Kong Exchanges & Clearing, Ltd.	564,000	9,913
Television Broadcasts, Ltd.	899,000	4,237
India - 12.3%
ABB, Ltd.	57,900	933
Cairn India, Ltd. ‡	262,200	1,447
Colgate Palmolive Co. ‡	35,000	518
Divi’s Laboratories, Ltd.	202,908	2,267
HDFC Bank, Ltd. ADR	110,400	12,211
Hindustan Unilever, Ltd.	487,700	2,883
Housing Development Finance Corp.	139,400	7,756
Infosys Technologies, Ltd.	416,000	19,394
ITC, Ltd.	173,200	937
Nestle India, Ltd.	5,400	294
Sun Pharmaceutical Industries, Ltd. ‡	45,300	1,329
Tata Consultancy Services, Ltd.	373,902	4,994
Zee Entertainment Enterprises, Ltd.	1,134,500	5,469
Indonesia - 2.9%
Astra International TBK PT	990,100	3,185
Bank Central Asia	5,756,400	2,711
Telekomunikasi Indonesia	8,574,675	7,384
Unilever Indonesia	860,000	899
Korea, Republic of - 4.4%
GS Engineering & Construction Corp.	13,779	1,208
Hyundai Engineering & Construction Co., Ltd.	56,213	3,104
Mirae Asset Securities Co., Ltd.	69,894	3,653
NHN Corp. ‡	49,922	7,363
Shinsegae Co., Ltd.	14,622	6,313
Luxembourg - 1.8%
Oriflame Cosmetics SA	59,700	3,306
Tenaris SA ADR	162,600	5,792
Mexico - 8.4%
America Movil SAB de CV -Series L ADR	225,800	9,965
Bolsa Mexicana de Valores SA de CV ‡	92,500	106
Corp GEO SAB de CV -Series B ‡	644,900	1,709
Fomento Economico Mexicano SAB de CV	1,459,000	8,520
Grupo Modelo SAB de CV -Series C ‡	1,265,300	5,865
Grupo Televisa SA ADR	373,100	7,223
Impulsora Del Desarrollo Y El Empleo en America Latina SAB de CV ‡	980,900	966
Sare Holding SAB de CV -Class B ‡Λ	2,097,201	751
Wal-Mart de Mexico SAB de CV -Series V	1,787,593	6,362
Norway - 0.3%
DNO International ASA ‡Λ	2,199,200	1,723
Philippines - 2.8%
Jollibee Foods Corp.	1,593,700	1,695
Philippine Long Distance Telephone Co. ‡	49,800	2,676
SM Investments Corp.	215,060	1,405
SM Prime Holdings, Inc.	40,123,470	8,321
Russian Federation - 5.4%
Gazprom OAO ADR	310,400	7,448
Magnit OAO	198,500	11,607
Novatek OAO GDR -RegS	60,500	3,037
Novatek OAO GDR -144A	94,500	4,772
South Africa - 4.6%
Adcock Ingram Holdings, Ltd.	82,448	561
Anglo Platinum, Ltd. ‡	53,600	4,633
Impala Platinum Holdings, Ltd.	216,800	4,770
JSE, Ltd. Λ	41,800	322
MTN Group, Ltd.	333,100	4,960
Standard Bank Group, Ltd.	455,219	5,682
Tiger Brands, Ltd.	83,948	1,681
Taiwan - 6.2%
Epistar Corp.	1,144,000	3,331
Epistar Corp. -144A GDR ‡	56,500	898
High Tech Computer Corp.	120,750	1,199
Mediatek, Inc.	578,370	8,095
President Chain Store Corp.	115,336	261
Synnex Technology International Corp.	390,198	738
Taiwan Semiconductor Manufacturing Co., Ltd.	9,048,459	16,415

The notes to the financial statements are an integral part of this report.

	Shares	Value
Turkey - 5.6%
Aksigorta AS	347,386	$1,049
Anadolu AS	271,321	3,100
Bim Birlesik Magazalar AS	35,400	1,283
Enka Insaat ve Sanayi AS	1,338,750	5,402
Haci Omer Sabanci Holding AS	1,045,936	3,824
Turkcell Iletisim Hizmet AS	1,672,300	11,065
Yapi ve Kredi Bankasi AS ‡	1,074,978	2,210
United Kingdom - 5.1%
Anglo American PLC ‡	315,910	11,430
SABMiller PLC	419,500	10,996
Tullow Oil PLC	155,180	3,006
United States - 0.5%
Mercadolibre, Inc. ‡	7,300	261
Sohu.com, Inc. ‡	38,500	2,141
Total Common Stocks (cost $406,873)		475,022

RIGHTS - 0.0%
Colombia - 0.0%
Almacenes Exito SA ‡Ə	6,315	12
Total Rights (cost $—)

	Principal
REPURCHASE AGREEMENT - 0.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $4,175 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $4,260.	$4,175	4,175
Total Repurchase Agreement (cost $4,175)

	Shares
SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	298,864	299
Total Securities Lending Collateral (cost $299)

Total Investment Securities (cost $425,152) #		492,655
Other Assets and Liabilities - Net		2,981

Net Assets		$495,636

INVESTMENTS BY INDUSTRY: (unaudited)	Percentage of Total Investments	Value
Oil, Gas & Consumable Fuels	10.4%	$51,590
Wireless Telecommunication Services	9.2	45,893
Beverages	7.6	37,904
Food & Staples Retailing	7.4	35,546
Commercial Banks	6.7	33,578
Metals & Mining	6.2	30,098
Semiconductors & Semiconductor Equipment	5.9	28,739
IT Services	5.2	25,880
Internet Software & Services	4.9	24,247
Media	4.3	20,787
Diversified Financial Services	3.8	18,651
Real Estate Management & Development	3.3	15,646
Personal Products	2.8	13,716
Diversified Telecommunication Services	2.4	11,737
Multiline Retail	1.7	8,355
Thrifts & Mortgage Finance	1.6	7,756
Distributors	1.5	7,587
Household Durables	1.4	6,919
Capital Markets	1.3	6,564
Energy Equipment & Services	1.1	5,792
Industrial Conglomerates	1.1	5,402
Construction & Engineering	1.1	5,278
Aerospace & Defense	0.9	4,362
Household Products	0.9	4,300
Machinery	0.8	3,876
Internet & Catalog Retail	0.7	3,387
Hotels, Restaurants & Leisure	0.6	3,216
Automobiles	0.6	3,185
Food Products	0.6	2,881
Road & Rail	0.6	2,817
Life Sciences Tools & Services	0.5	2,267
Tobacco	0.5	2,206
Pharmaceuticals	0.4	1,890

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (continued): (unaudited)	Percentage of Total Investments	Value
Health Care Providers & Services	0.3%	$1,490
Computers & Peripherals	0.2	1,199
Insurance	0.2	1,049
Electrical Equipment	0.2	933
Electronic Equipment & Instruments	0.1	738
Chemicals	0.1	720
Investment Securities, at Value	99.1	488,181
Short-Term Investments	0.9	4,474
Total Investments	100.0%	$492,655

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at October 31, 2009.
‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $280.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security aggregated to $12, or less than 0.01% of the fund’s net assets.
#

Aggregate cost for federal income tax purposes is $443,084. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $78,161 and $28,590, respectively. Net unrealized appreciation for tax purposes is $49,571.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $6,936, or 1.40%, of the fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$37,023	$15,009	$—	$52,032
Equities - Consumer Staples	42,299	55,657	—	97,956
Equities - Energy	26,745	30,638	—	57,383
Equities - Financials	38,753	44,493	—	83,246
Equities - Health Care	5,086	561	—	5,647
Equities - Industrials	11,319	11,348	—	22,667
Equities - Information Technology	37,438	43,365	—	80,803
Equities - Materials	9,986	20,834	—	30,820
Equities - Telecommunication Services	12,641	44,986	—	57,627
Cash & Cash Equivalent - Repurchase Agreement	—	4,175	—	4,175
Cash & Cash Equivalent - Securities Lending Collateral	299	—	—	299
Total	$221,589	$271,066	$—	$492,655

The notes to the financial statements are an integral part of this report.

Transamerica Oppenheimer Small- & Mid-Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 98.5%
Aerospace & Defense - 1.6%
Goodrich Corp.	80,120	$4,355
Air Freight & Logistics - 0.4%
Atlas Air Worldwide Holdings, Inc. ‡	45,620	1,199
Auto Components - 1.1%
Goodyear Tire & Rubber Co. ‡	228,010	2,937
Beverages - 1.7%
Molson Coors Brewing Co. -Class B	91,530	4,482
Capital Markets - 2.3%
Affiliated Managers Group, Inc. ‡	63,104	4,006
Investment Technology Group, Inc. ‡	103,099	2,224
Chemicals - 3.6%
Celanese Corp. -Series A	102,700	2,819
Intrepid Potash, Inc. ‡	122,200	3,148
Lubrizol Corp.	57,100	3,800
Commercial Banks - 2.2%
Comerica, Inc.	68,460	1,899
Fifth Third Bancorp	171,100	1,530
KeyCorp	230,790	1,244
Marshall & Ilsley Corp.	136,800	728
Regions Financial Corp.	114,700	555
Communications Equipment - 1.1%
ADC Telecommunications, Inc. ‡	287,890	1,869
Juniper Networks, Inc. ‡	45,600	1,163
Computers & Peripherals - 1.4%
Seagate Technology	262,300	3,659
Construction & Engineering - 0.6%
Foster Wheeler AG ‡	57,500	1,609
Consumer Finance - 1.0%
SLM Corp. ‡	274,030	2,658
Diversified Consumer Services - 0.7%
Apollo Group, Inc. -Class A ‡	34,200	1,953
Diversified Financial Services - 1.7%
Fifth Street Finance Corp.	173,195	1,703
Invesco, Ltd.	136,900	2,895
Electric Utilities - 3.9%
Allegheny Energy, Inc.	171,120	3,905
Cleco Corp.	114,090	2,824
NV Energy, Inc.	345,590	3,961
Electrical Equipment - 1.5%
General Cable Corp. ‡	125,560	3,910
Electronic Equipment & Instruments - 2.1%
Agilent Technologies, Inc. ‡	114,794	2,840
Amphenol Corp. -Class A	69,118	2,773
Energy Equipment & Services - 1.4%
Smith International, Inc.	45,600	1,264
Weatherford International, Ltd. ‡	143,692	2,519
Food & Staples Retailing - 1.9%
Kroger Co.	228,190	5,279
Food Products - 1.3%
Campbell Soup Co.	68,820	2,185
Dole Food Co., Inc. ‡	114,000	1,338
Gas Utilities - 1.1%
EQT Corp.	68,500	2,867
Health Care Equipment & Supplies - 1.9%
Hospira, Inc. ‡	115,230	5,144
Health Care Providers & Services - 3.1%
Aetna, Inc.	142,030	3,697
DaVita, Inc. ‡	86,137	4,567
Hotels, Restaurants & Leisure - 4.1%
Bally Technologies, Inc. ‡	40,160	1,582
Brinker International, Inc.	342,300	4,327
Burger King Holdings, Inc.	172,170	2,954
Pinnacle Entertainment, Inc. ‡	285,130	2,409
Household Durables - 0.3%
Lennar Corp. -Class A	57,400	723
Household Products - 1.6%
Energizer Holdings, Inc. ‡	68,678	4,180
Independent Power Producers & Energy Traders - 1.0%
NRG Energy, Inc. ‡	113,830	2,617
Industrial Conglomerates - 2.0%
Tyco International, Ltd.	159,790	5,361
Insurance - 8.5%
ACE, Ltd. ‡	103,678	5,325
Assurant, Inc.	171,190	5,124
Everest RE Group, Ltd.	80,354	7,031
Fidelity National Financial, Inc. -Class A	182,591	2,478
Genworth Financial, Inc. -Class A ‡	136,900	1,454
Transatlantic Holdings, Inc.	28,480	1,438
Internet Software & Services - 0.4%
Valueclick, Inc. ‡	114,500	1,127
IT Services - 1.9%
Teletech Holdings, Inc. ‡	287,487	5,143
Leisure Equipment & Products - 1.5%
Mattel, Inc.	207,350	3,925
Life Sciences Tools & Services - 2.5%
Charles River Laboratories International, Inc. ‡	115,040	4,201
Thermo Fisher Scientific, Inc. ‡	57,620	2,593
Machinery - 2.1%
Navistar International Corp. ‡	171,001	5,667
Media - 2.5%
Cablevision Systems Corp. -Class A	171,850	3,946
Time Warner Cable, Inc.	68,840	2,715
Metals & Mining - 1.8%
Cliffs Natural Resources, Inc.	68,500	2,437
Nucor Corp.	57,600	2,295
Multi-Utilities - 2.3%
CMS Energy Corp.	456,578	6,072
Oil, Gas & Consumable Fuels - 5.3%
Alpha Natural Resources, Inc. ‡	102,700	3,490
Cabot Oil & Gas Corp.	57,480	2,211
Noble Energy, Inc.	46,080	3,024
Peabody Energy Corp.	68,461	2,710
Range Resources Corp.	57,519	2,879
Pharmaceuticals - 2.2%
Biovail Corp.	102,700	1,382
Shire PLC ADR	85,520	4,559
Professional Services - 2.4%
FTI Consulting, Inc. ‡	68,700	2,804
Watson Wyatt Worldwide, Inc. -Class A	80,130	3,492
Real Estate Investment Trusts - 2.8%
BioMed Realty Trust, Inc.	115,196	1,563
CreXus Investment Corp. ‡	91,600	1,299
ProLogis	258,450	2,928
Starwood Property Trust, Inc.	91,900	1,850
Road & Rail - 0.8%
Norfolk Southern Corp.	45,640	2,128

The notes to the financial statements are an integral part of this report.

	Shares	Value
Semiconductors & Semiconductor Equipment - 4.2%
Avago Technologies, Ltd. ‡	159,700	$2,396
LAM Research Corp. ‡	69,115	2,331
LSI Corp. ‡	573,690	2,936
Marvell Technology Group, Ltd. ‡	137,700	1,889
Varian Semiconductor Equipment Associates, Inc. ‡	69,115	1,962
Software - 1.7%
Electronic Arts, Inc. ‡	114,760	2,093
McAfee, Inc. ‡	57,416	2,405
Specialty Retail - 3.6%
Abercrombie & Fitch Co. -Class A	57,100	1,874
Advance Auto Parts, Inc.	79,901	2,977
Bed Bath & Beyond, Inc. ‡	80,310	2,828
Chico’s FAS, Inc. ‡	171,130	2,045
Textiles, Apparel & Luxury Goods - 1.0%
Phillips-Van Heusen Corp.	68,860	2,765
Thrifts & Mortgage Finance - 0.9%
NewAlliance Bancshares, Inc.	229,550	2,543
Tobacco - 1.1%
Lorillard, Inc.	36,921	2,870
Trading Companies & Distributors - 1.0%
Aircastle, Ltd.	345,590	2,737
Wireless Telecommunication Services - 1.4%
Crown Castle International Corp. ‡	45,700	1,381
NII Holdings, Inc. ‡	91,230	2,457
Total Common Stocks (cost $225,316)		265,440

	Principal
REPURCHASE AGREEMENT - 3.5%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $9,315 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $9,505.	$9,315	9,315
Total Repurchase Agreement (cost $9,315)

Total Investment Securities (cost $234,631) #		274,755
Other Assets and Liabilities - Net		(5,474)

Net Assets		$269,281

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $243,570. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $37,930 and $6,745, respectively. Net unrealized appreciation for tax purposes is $31,185.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$39,960	$—	$—	$39,960
Equities - Consumer Staples	20,334	—	—	20,334
Equities - Energy	18,097	—	—	18,097
Equities - Financials	52,475	—	—	52,475
Equities - Health Care	26,143	—	—	26,143
Equities - Industrials	33,262	—	—	33,262
Equities - Information Technology	34,586	—	—	34,586
Equities - Materials	14,499	—	—	14,499
Equities - Telecommunication Services	3,838	—	—	3,838
Equities - Utilities	22,246	—	—	22,246
Cash & Cash Equivalent - Repurchase Agreement	—	9,315	—	9,315
Total	$265,440	$9,315	$—	$274,755

The notes to the financial statements are an integral part of this report.

Transamerica Schroders International Small Cap

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 95.9%
Australia - 5.9%
Amcor, Ltd.	586,631	$3,021
Ansell, Ltd.	430,611	3,979
Computershare, Ltd.	559,324	5,430
Crane Group, Ltd.	313,615	2,527
Elders, Ltd. ‡	5,773,354	947
Fairfax Media, Ltd. Λ	1,020,044	1,446
Iluka Resources, Ltd. ‡Λ	1,439,458	4,459
Mirvac Group REIT	2,527,473	3,309
Sonic Healthcare, Ltd.	428,088	5,345
Transpacific Industries Group, Ltd. ‡	1,337,516	1,788
Austria - 2.6%
Andritz AG	91,645	5,046
Kapsch Trafficcom AG §	66,000	2,321
Oesterreichische Post AG	55,000	1,605
Rosenbauer International AG §	60,408	2,336
Schoeller-Bleckmann Oilfield Equipment AG	64,962	3,028
Belgium - 1.6%
Bekaert SA	26,000	3,344
EVS Broadcast Equipment SA	43,405	3,192
Telenet Group Holding NV ‡	88,056	2,347
Bermuda - 3.1%
Aquarius Platinum, Ltd. ‡	289,058	1,233
ARA Asset Management, Ltd. -144A	4,255,000	2,498
Beijing Enterprises Water Group, Ltd. ‡	11,276,000	2,735
China Resources Gas Group, Ltd.	3,918,000	3,792
Coslight Technology International Group, Ltd.	196,000	391
Dockwise, Ltd. ‡	1,092,751	1,607
Kerry Properties, Ltd.	842,000	4,710
Canada - 0.4%
Niko Resources, Ltd.	20,030	1,621
Sino-Forest Corp. -Class A ‡	52,212	735
Cayman Islands - 0.8%
Inspur International, Ltd.	4,370,000	620
Lee & Man Paper Manufacturing, Ltd.	1,837,600	3,633
Shanda Games, Ltd. ADR ‡	34,800	347
China - 0.7%
Centron Telecom International Holdings, Ltd. ‡	2,073,000	589
China Southern Airlines Co., Ltd. ‡	10,928,000	3,192
Denmark - 1.5%
Topdanmark A/S ‡	28,000	4,037
TrygVesta AS	60,000	4,324
Finland - 0.3%
Elisa OYJ	97,026	1,879
France - 6.2%
Alten, Ltd. ‡	142,000	3,562
Bourbon SA Λ	125,000	5,199
Compagnie des Alpes	4,431	163
Easydentic ‡	30,619	318
Homair SA ‡	68,000	287
Ipsen SA	76,879	3,918
IPSOS	80,000	2,449
Maximiles ‡	19,000	195
Meetic ‡	80,000	2,342
Neopost SA	26,000	2,275
Rubis	54,039	4,961
Saft Groupe SA	31,100	1,615
Seloger Promesses ‡	35,000	1,226
Store Electronic ‡	60,000	1,046
Sword Group	78,655	2,725
Virbac SA	16,623	1,564
Germany - 7.2%
Bauer AG	56,166	2,226
Bilfinger Berger AG	76,581	4,932
Centrotherm Photovoltaics AG ‡	14,117	644
Demag Cranes AG	79,195	2,745
GFK Se	80,000	2,531
Grenkeleasing AG §	49,044	1,899
Hawesko Holding AG §	26,512	741
Medion AG	28,493	299
Morphosys AG ‡	80,000	2,096
MTU Aero Engines Holding AG	87,098	3,958
Rheinmetall AG	98,947	5,379
SFC Smart Fuel Cell AG ‡§	101,922	1,102
Symrise AG	137,515	2,493
Tipp24 SE	31,607	1,287
Tognum AG	125,000	1,911
United Internet AG ‡	77,166	1,005
Wirecard AG	240,000	3,122
Xing AG ‡	11,316	585
Greece - 0.6%
Aegean Airlines SA	180,000	1,102
Eurobank Properties Real Estate Investment Co. REIT	77,429	974
Jumbo SA	111,736	1,397
Hong Kong - 2.9%
China Everbright, Ltd.	314,000	742
China Taiping Insurance Holdings Co., Ltd. ‡	1,258,000	4,402
Citic 1616 Holdings, Ltd.	385,000	126
Citic Pacific, Ltd.	703,000	1,807
Dah Sing Banking Group, Ltd. ‡	2,468,400	3,429
MTR Corp.	580,000	2,006
Techtronic Industries Co. ‡	3,757,000	3,013
Ireland - 0.7%
DCC PLC	139,459	3,657
Israel - 0.2%
Oridion Systems, Ltd. ‡§	145,500	954
Italy - 3.3%
Acea SpA ‡	168,000	1,965
Azimut Holding SpA	612,696	7,393
Buzzi Unicem SpA	152,898	1,507
CIR-Compagnie Industriali Riunite SpA ‡	1,491,319	3,356
Natuzzi SpA ADR ‡§	361,000	1,148
Zignago Vetro SpA	400,000	2,322
Japan - 19.5%
AICA Kogyo Co., Ltd.	175,500	1,679
Arcs Co., Ltd.	251,200	3,690
Chugoku Marine Paints, Ltd.	555,000	3,893
Daido Steel Co., Ltd. Λ	585,000	1,991
Daihatsu Diesel Manufacturing Co., Ltd.	221,000	962
DC Co., Ltd.	47,800	148
DOWA Holdings Co., Ltd.	291,000	1,699
Exedy Corp.	103,000	2,118
Fujikura Kasei Co., Ltd.	272,800	1,409
Glory, Ltd.	111,800	2,460
HIS Co., Ltd.	135,200	2,906
Hisaka Works, Ltd.	138,000	1,444
Icom, Inc.	35,800	865
JSP Corp.	246,100	2,353
Kuroda Electric Co., Ltd.	166,900	2,413
Lintec Corp.	127,600	2,259
Miura Co., Ltd.	99,900	2,790
Modec, Inc.	166,400	3,307
Moshi Moshi Hotline, Inc. ‡	147,050	2,672
Musashi Seimitsu Industry Co., Ltd.	228,300	4,737
Nabtesco Corp.	392,000	4,514
NEC Networks & System Integration Corp.	181,500	2,205
Nichi-Iko Pharmaceutical Co., Ltd. Λ	140,700	4,185
Nidec Copal Corp.	205,700	3,084
Nifco, Inc.	193,700	3,964
Nihon Parkerizing Co., Ltd.	165,000	1,956
Nippon Thompson Co., Ltd.	792,000	4,154

The notes to the financial statements are an integral part of this report.

	Shares	Value
Japan (continued)
Nishimatsuya Chain Co., Ltd.	120,100	$1,203
Nitta Corp.	252,100	3,678
Obic Co., Ltd. Λ	23,900	4,041
Seven Bank, Ltd.	917	2,240
Shinko Plantech Co., Ltd.	111,000	1,134
Shinmaywa Industries, Ltd.	728,000	2,624
Sumida Corp.	300,600	1,987
Takasago International Corp.	469,000	2,450
Tokai Tokyo Financial Holdings	886,000	2,871
Tokyo Tomin Bank, Ltd.	86,500	1,261
Trusco Nakayama Corp.	185,200	2,885
Tsumura & Co.	63,400	2,182
Tsuruha Holdings, Inc. Λ	66,600	2,596
Tsutsumi Jewelry Co., Ltd.	96,000	2,260
Union Tool Co.	83,100	2,423
Korea, Republic of - 1.8%
Doosan Infracore Co., Ltd.	198,920	2,831
Hite Brewery Co., Ltd.	4,313	587
Industrial Bank of Korea ‡	128,380	1,555
Samsung SDI Co., Ltd.	36,397	4,154
Yuhan Corp.	3,408	551
Netherlands - 4.6%
Accell Group	27,900	1,359
Exact Holding NV	43,700	1,205
Fugro NV	88,752	4,944
Imtech NV	117,820	2,995
James Hardie Industries NV ‡	369,873	2,344
SBM Offshore NV	202,500	3,878
Smartrac NV ‡	77,927	1,347
Smit Internationale NV	32,020	2,517
Ten Cate NV	193,400	4,528
New Zealand - 1.2%
Fisher & Paykel Healthcare Corp., Ltd.	541,452	1,200
Fletcher Building, Ltd.	940,181	5,553
Norway - 0.4%
Pronova BioPharma AS ‡	635,000	1,970
Singapore - 2.0%
Goodpack, Ltd. Λ	2,213,000	2,000
Keppel Land, Ltd.	408,000	812
Olam International, Ltd. Λ	1,165,000	2,236
Singapore Airport Terminal Services, Ltd.	1,820,000	3,181
Wing Tai Holdings, Ltd.	2,330,000	2,727
Spain - 1.8%
Baron de Ley ‡	3,994	194
Enagas	170,000	3,497
Laboratorios Farmaceuticos Rovi SA	97,904	1,106
Red Electrica Corp. SA	92,000	4,752
Sweden - 1.6%
Mekonomen AB	2,872	55
Saab AB ‡	126,000	1,654
Swedish Match AB	331,551	6,805
Switzerland - 9.7%
Acino Holding AG	34,000	5,580
Bank Sarasin & Cie AG ‡	125,000	4,977
Banque Cantonale Vaudoise	10,500	3,955
BKW FMB Energie AG	32,430	2,668
Bucher Industries AG	25,000	2,627
Compagnie Financiere Tradition SA	7,800	967
Dufry Group ‡	68,809	4,347
GAM Holding, Ltd.	250,000	3,050
Gategroup Holding AG ‡	150,000	3,948
Gurit Holding AG	2,827	1,560
Helvetia Holding AG	9,466	3,018
Kuoni Reisen Holding AG	3,885	1,317
Lonza Group AG	25,000	1,944
Mobilezone Holding AG	304,041	2,335
Newave Energy Holding SA ‡§	12,286	496
Partners Group Holding AG	19,822	2,431
Sika AG	2,476	3,357
Temenos Group AG ‡Λ	85,134	1,943
Valora Holding AG	7,819	1,864
VZ Holding AG	4,521	348
United Kingdom - 14.6%
Air Berlin, PLC ‡	146,048	738
Albemarle & Bond Holdings	372,313	1,472
AMEC PLC	136,234	1,794
Anglo Pacific Group PLC	409,268	1,388
Assetco PLC	262,853	272
Babcock International Group	144,684	1,436
Bodycote PLC	526,291	1,406
BSS Group PLC	233,460	1,018
Burberry Group PLC	191,518	1,689
Carillion PLC	345,894	1,666
Chloride Group PLC	572,616	1,511
Consort Medical PLC	195,489	1,307
Cranswick PLC	105,715	1,215
CSR PLC ‡	259,521	1,894
Daily Mail & General Trust	305,129	1,985
Dana Petroleum PLC ‡	64,500	1,349
Dechra Pharmaceuticals PLC	263,470	1,983
E2V Technologies PLC §	600,131	699
eaga PLC ‡	807,549	1,927
Elementis PLC	1,716,762	1,787
Fidessa Group PLC	83,775	1,642
Forth Ports PLC	67,192	1,217
Future PLC	1,540,001	516
Go-Ahead Group PLC	64,775	1,508
Grainger PLC	219,213	1,030
Greggs PLC	212,155	1,498
Hamworthy PLC	390,342	1,627
Helphire Group PLC ‡	477,353	449
HMV Group PLC	600,000	1,090
Holidaybreak PLC	144,444	661
Homeserve PLC	58,143	1,539
Hunting PLC	211,113	1,813
IG Group Holdings PLC	311,353	1,540
Inchcape PLC ‡	1,912,337	917
Intec Telecom Systems PLC ‡	1,385,869	2,483
Investec PLC	217,397	1,552
John Wood Group PLC	308,963	1,618
Keller Group PLC	154,801	1,812
Kier Group PLC	92,564	1,461
Laird PLC	137,625	329
Millennium & Copthorne Hotels PLC	100,000	553
Mitie Group PLC	368,036	1,440
Oxford Instruments PLC	200,598	800
Premier Oil PLC ‡	78,202	1,508
Provident Financial PLC	98,667	1,505
PV Crystalox Solar PLC	711,762	762
Scott Wilson Group PLC	967,802	2,037
SDL PLC ‡	194,848	1,290
Shanks Group PLC	1,294,041	1,823
Stagecoach Group PLC Λ	585,225	1,386
Tate & Lyle PLC	234,229	1,724
Ultra Electronic Corp. ‡	52,177	1,126
Victrex PLC	113,217	1,409
Vitec Group PLC	101,031	629
VT Group PLC	198,231	1,765
Wellstream Holdings PLC	171,752	1,439
WH Smith PLC	195,766	1,615
William Hill PLC	562,042	1,543
United States - 0.7%
Sohu.com, Inc. ‡	63,788	3,547
Total Common Stocks (cost $496,408)		521,213

The notes to the financial statements are an integral part of this report.

	Shares	Value
RIGHTS - 0.0%
United Kingdom - 0.0%
Laird PLC ‡	68,812	$46
Total Rights (cost $101)

	Principal
REPURCHASE AGREEMENT - 3.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $20,715 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $21,132.	$20,715	20,715
Total Repurchase Agreement (cost $20,715)

	Shares
SECURITIES LENDING COLLATERAL - 1.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	8,547,011	8,547
Total Securities Lending Collateral (cost $8,547)

Total Investment Securities (cost $525,771) #		550,521
Other Assets and Liabilities - Net		(6,848)

Net Assets		$543,673

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Machinery	8.7%	$47,731
Energy Equipment & Services	5.4	29,875
Chemicals	5.3	28,890
Capital Markets	4.3	24,187
Pharmaceuticals	4.2	23,039
Construction & Engineering	4.2	22,850
Insurance	3.2	17,320
IT Services	2.9	16,155
Commercial Services & Supplies	2.9	15,638
Specialty Retail	2.8	15,455
Industrial Conglomerates	2.6	14,199
Electronic Equipment & Instruments	2.4	13,667
Software	2.2	11,635
Electrical Equipment	2.1	11,385
Commercial Banks	1.8	10,037
Diversified Financial Services	1.8	9,989
Metals & Mining	1.7	9,382
Real Estate Management & Development	1.6	9,279
Hotels, Restaurants & Leisure	1.5	8,717
Food & Staples Retailing	1.5	8,522
Aerospace & Defense	1.5	8,503
Gas Utilities	1.5	8,458
Oil, Gas & Consumable Fuels	1.5	7,679
Media	1.4	7,622
Internet Software & Services	1.4	7,479
Health Care Equipment & Supplies	1.4	7,440
Electric Utilities	1.3	7,420
Communications Equipment	1.3	7,381
Transportation Infrastructure	1.3	6,915
Auto Components	1.2	6,910
Tobacco	1.2	6,805
Leisure Equipment & Products	1.2	6,469
Trading Companies & Distributors	1.2	6,316
Textiles, Apparel & Luxury Goods	1.1	6,217
Food Products	1.0	5,384
Road & Rail	1.0	5,349
Health Care Providers & Services	1.0	5,345
Containers & Packaging	0.9	5,343
Airlines	0.9	5,032
Paper & Forest Products	0.8	4,368

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited): (continued)	Percentage of Total Investments	Value
Diversified Telecommunication Services	0.8%	$4,352
Real Estate Investment Trusts	0.8	4,283
Building Products	0.7	4,206
Household Durables	0.7	4,161
Life Sciences Tools & Services	0.7	4,040
Construction Materials	0.7	3,999
Air Freight & Logistics	0.7	3,605
Office Electronics	0.4	2,275
Professional Services	0.4	2,037
Multi-Utilities	0.4	1,965
Semiconductors & Semiconductor Equipment	0.3	1,894
Consumer Finance	0.3	1,472
Distributors	0.3	1,216
Beverages	0.1	781
Household Products	0.1	391
Internet & Catalog Retail	0.0	195
Investment Securities, at Value	94.6	521,259
Short-Term Investments	5.4	29,262
Total Investments	100.0%	$550,521

NOTES TO SCHEDULE OF INVESTMENTS:

‡                             Non-income producing security.

Λ                          All or a portion of this security is on loan. The value of all securities on loan is $8,007.

▲                         Rate shown reflects the yield at 10/31/2009.

§                            Illiquid. These securities aggregated to less than $11,696, or less than 2.15%, of the fund’s net assets.

#                            Aggregate cost for federal income tax purposes is $527,939. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $40,864 and $18,282, respectively. Net unrealized appreciation for tax purposes is $22,582.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $2,498, or 0.46%, of the fund’s net assets.

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$3,241	$53,722	$—	$56,963
Equities - Consumer Staples	—	21,882	—	21,882
Equities - Energy	3,060	34,494	—	37,554
Equities - Financials	—	76,567	—	76,567
Equities - Health Care	2,262	37,601	—	39,863
Equities - Industrials	5,867	142,344	—	148,211
Equities - Information Technology	5,438	55,049	—	60,487
Equities - Materials	735	56,801	—	57,536
Equities - Telecommunication Services	—	4,352	—	4,352
Equities - Utilities	2,668	15,175	—	17,843
Cash & Cash Equivalent - Repurchase Agreement	—	20,716	—	20,716
Cash & Cash Equivalent - Securities Lending Collateral	8,547	—	—	8,547
Total	$31,818	$518,703	$—	$550,521

The notes to the financial statements are an integral part of this report.

Transamerica Third Avenue Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 86.8%
Austria - 0.3%
Andritz AG	25,000	$1,377
Bermuda - 2.3%
Brookfield Infrastructure Partners, LP	26,617	386
Montpelier Re Holdings, Ltd.	325,711	5,263
Nabors Industries, Ltd. ‡	196,865	4,101
Canada - 14.6%
Brookfield Asset Management, Inc. -Class A Λ	864,586	18,070
Canfor Corp. ‡	739,723	4,136
E-L Financial Corp., Ltd. §	5,786	2,540
EnCana Corp.	327,000	18,113
Power Corp. of Canada	507,564	11,961
Viterra, Inc. ‡	732,150	6,969
France - 0.6%
Sanofi-Aventis SA	32,950	2,415
Germany - 1.1%
Lanxess AG	148,000	4,640
Hong Kong - 18.5%
Cheung Kong Holdings, Ltd.	1,479,153	18,866
Chong Hing Bank, Ltd.	486,190	943
Hang Lung Group, Ltd.	928,692	4,702
Hang Lung Properties, Ltd.	1,703,749	6,428
Henderson Land Development Co., Ltd.	3,474,538	24,586
Hutchison Whampoa, Ltd.	2,095,888	14,711
Wharf Holdings, Ltd.	1,507,141	8,172
Japan - 11.6%
Mitsui Fudosan Co., Ltd.	949,462	15,362
Sapporo Holdings, Ltd. Λ	534,000	2,788
Tokio Marine Holdings, Inc.	470,080	12,020
Toyota Industries Corp.	705,107	19,098
Korea, Republic of - 4.2%
POSCO ADR	174,261	17,796
Sweden - 3.4%
Investor AB -Class A	841,546	14,453
United Kingdom - 0.3%
Derwent London PLC REIT	70,050	1,427
United States - 29.9%
Alamo Group, Inc.	213,981	2,932
Alexander & Baldwin, Inc.	118,770	3,424
Applied Materials, Inc.	493,961	6,026
AVX Corp.	861,145	9,748
Bank of New York Mellon Corp.	560,052	14,930
Bristow Group, Inc. ‡	173,630	5,061
Capital Southwest Corp.	19,256	1,430
Cimarex Energy Co.	526,128	20,603
Cross Country Healthcare, Inc. ‡	211,206	1,745
Electro Scientific Industries, Inc. ‡	196,486	2,150
Electronics for Imaging, Inc. ‡	177,436	2,069
Forest City Enterprises, Inc. -Class A	679,836	5,928
Intel Corp.	355,961	6,803
Investment Technology Group, Inc. ‡	314,815	6,790
Leucadia National Corp. ‡	50,000	1,124
Lexmark International, Inc. -Class A ‡	66,205	1,688
MDC Holdings, Inc.	53,363	1,741
Pharmaceutical Product Development, Inc.	300,710	6,480
St. Joe Co. ‡	370,892	8,879
St. Mary Land & Exploration Co.	34,198	1,166
Sycamore Networks, Inc. ‡	1,508,183	4,298
Tejon Ranch Co. ‡	76,574	1,996
Tellabs, Inc. ‡	941,479	5,668
Westwood Holdings Group, Inc.	111,753	3,944
Total Common Stocks (cost $464,461)		367,946

	Principal
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 7.1%
United States - 7.1%
U.S. Treasury Bill
0.15%, 04/08/2010 ▲	$30,000	29,980
Total Short-Term U.S. Government Obligation (cost $29,979)

REPURCHASE AGREEMENT - 5.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $24,577 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $25,074.	24,577	24,577
Total Repurchase Agreement (cost $24,577)

	Shares
SECURITIES LENDING COLLATERAL - 4.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	17,277,762	17,278
Total Securities Lending Collateral (cost $17,278)

Total Investment Securities (cost $536,295) #		439,781
Other Assets and Liabilities - Net		(16,231)

Net Assets		$423,550

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Real Estate Management & Development	25.8%	$112,989
Oil, Gas & Consumable Fuels	9.0	39,882
Insurance	7.2	31,784
Capital Markets	6.1	27,094
Auto Components	4.4	19,098
Metals & Mining	4.0	17,796
Diversified Financial Services	3.6	15,577
Industrial Conglomerates	3.3	14,711
Semiconductors & Semiconductor Equipment	2.9	12,829
Electronic Equipment & Instruments	2.7	11,898
Communications Equipment	2.3	9,966
Energy Equipment & Services	2.1	9,162
Food Products	1.6	6,969
Life Sciences Tools & Services	1.5	6,480
Chemicals	1.1	4,640
Machinery	1.0	4,309
Paper & Forest Products	0.9	4,136
Computers & Peripherals	0.9	3,757
Marine	0.8	3,424
Beverages	0.6	2,788
Pharmaceuticals	0.5	2,415
Health Care Providers & Services	0.4	1,745
Household Durables	0.4	1,741
Real Estate Investment Trusts	0.3	1,427
Commercial Banks	0.2	943
Electric Utilities	0.1	386
Investment Securities, at Value	83.7	367,946
Short-Term Investments	16.3	71,835
Total Investments	100.0%	$439,781

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.

Λ	All or a portion of this security is on loan. The value of all securities on loan is $16,733.
▲	Rate shown reflects the yield at 10/31/2009.
§	Illiquid. These securities aggregated to less than $2,540, or less than 0.60%, of the fund’s net assets.
#

Aggregate cost for federal income tax purposes is $537,898. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $15,354 and $113,471, respectively. Net unrealized depreciation for tax purposes is $98,117.

DEFINITIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$1,741	$19,097	$—	$20,838
Equities - Consumer Staples	6,969	2,788	—	9,757
Equities - Energy	49,044	—	—	49,044
Equities - Financials	82,856	106,959	—	189,815
Equities - Health Care	8,225	2,415	—	10,640
Equities - Industrials	6,356	16,088	—	22,444
Equities - Information Technology	38,450	—	—	38,450
Equities - Materials	21,932	4,640	—	26,572
Equities - Utilities	386	—	—	386
Fixed Income - Short-Term U.S. Government Obligation	—	29,980	—	29,980
Cash & Cash Equivalent - Repurchase Agreement	—	24,577	—	24,577
Cash & Cash Equivalent - Securities Lending Collateral	17,278	—	—	17,278
Total	$233,237	$206,544	$—	$439,781

The notes to the financial statements are an integral part of this report.

Transamerica Thornburg International Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.3%
Australia - 1.9%
BHP Billiton, Ltd.	347,888	$11,410
Brazil - 4.6%
BM&FBOVESPA SA	955,500	6,183
Companhia Brasileira de Meios de Pagamento	102,600	941
Empresa Brasileira de Aeronautica SA ADR ‡	176,327	3,571
Natura Cosmeticos SA ‡	235,600	4,220
Petroleo Brasileiro SA ADR	271,000	12,525
Canada - 6.1%
Canadian National Railway Co.	207,289	10,019
Canadian Natural Resources, Ltd.	158,407	10,279
Potash Corp. of Saskatchewan, Inc.	67,965	6,306
Rogers Communications, Inc. -Class B	331,795	9,736
Cayman Islands - 0.8%
Baidu, Inc. ADR ‡	12,300	4,648
China - 4.9%
China Merchants Bank Co., Ltd. -Class H	4,400,540	11,258
Industrial & Commercial Bank of China -Class H	19,510,200	15,523
Sinopharm Group Co. -Class H ‡	681,200	2,465
Denmark - 4.4%
Novo Nordisk A/S -Class B	240,894	14,966
Vestas Wind Systems A/S ‡	155,365	10,897
Finland - 1.5%
Fortum OYJ	58,270	1,379
Nokia OYJ	591,165	7,467
France - 9.6%
Air Liquide SA	79,024	8,511
AXA SA	500,731	12,453
BNP Paribas	150,805	11,361
Lafarge SA	127,746	10,369
LVMH Moet Hennessy Louis Vuitton SA	132,990	13,771
Germany - 6.8%
Deutsche Bank AG	134,146	9,746
Deutsche Boerse AG	36,241	2,935
E.ON AG	157,695	6,044
Fresenius Medical Care AG & Co. KGaA	182,496	8,857
SAP AG	285,640	12,938
Greece - 2.3%
National Bank of Greece SA ‡	365,996	13,381
Guernsey, Channel Islands - 1.0%
Amdocs, Ltd. ‡	241,913	6,096
Hong Kong - 4.2%
CNOOC, Ltd.	7,173,192	10,636
Hong Kong Exchanges & Clearing, Ltd.	822,500	14,457
Ireland - 0.8%
Covidien PLC	111,200	4,684
Israel - 3.0%
Teva Pharmaceutical Industries, Ltd. ADR	348,538	17,594
Italy - 1.2%
Intesa Sanpaolo SpA ‡	1,663,918	7,003
Japan - 8.4%
Fanuc, Ltd.	82,126	6,821
Komatsu, Ltd.	749,112	14,604
Mitsubishi UFJ Financial Group, Inc.	2,077,400	11,065
Nintendo Co., Ltd.	20,680	5,187
Toyota Motor Corp.	304,955	12,039
Korea, Republic of - 0.8%
Hyundai Motor Co.	51,043	4,630
Mexico - 3.1%
America Movil SAB de CV -Series L ADR	169,889	7,497
Wal-Mart de Mexico SAB de CV -Series V	2,974,240	10,585
Netherlands Antilles - 1.4%
Schlumberger, Ltd.	130,714	8,130
Spain - 2.3%
Telefonica SA	490,342	13,694
Sweden - 2.0%
Hennes & Mauritz AB - Class B	213,390	12,121
Switzerland - 7.9%
Julius Baer Group, Ltd.	165,455	6,229
Logitech International SA ‡	264,562	4,516
Nestle SA	302,446	14,064
Novartis AG	238,841	12,438
Roche Holding AG	59,029	9,454
Turkey - 1.0%
Turkcell Iletisim Hizmet AS	857,796	5,675
United Kingdom - 16.1%
ARM Holdings PLC	2,400,314	5,831
Barclays PLC ‡	933,243	4,891
British American Tobacco PLC	294,229	9,376
British Sky Broadcasting Group PLC	975,324	8,504
Carnival PLC	390,455	12,105
Kingfisher PLC	2,352,498	8,599
Pearson PLC	477,707	6,493
Reckitt Benckiser Group PLC	249,026	12,370
SABMiller PLC	339,798	8,907
Smith & Nephew PLC	633,958	5,604
Standard Chartered PLC	489,688	12,012
United States - 1.2%
Southern Copper Corp.	166,200	5,236
Synthes, Inc.	18,176	2,156
Total Common Stocks (cost $529,192)		575,462

	Principal
REPURCHASE AGREEMENT - 2.6%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $15,590 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $15,902.	$15,590	15,590
Total Repurchase Agreement (cost $15,590)

Total Investment Securities (cost $544,782) #		591,052
Other Assets and Liabilities - Net		487

Net Assets		$591,539

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Brazilian Real	(20,601)	01/22/2010	(11,559)	50
Mexican Peso	12,301	11/30/2009	902	26
Mexican Peso	(97,496)	11/30/2009	(7,222)	(134)
Mexican Peso	(22,596)	11/30/2009	(1,655)	(49)
Mexican Peso	(107,876)	11/30/2009	(7,920)	(219)
				$(326)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Commercial Banks	14.6%	$86,494
Pharmaceuticals	9.6	56,917
Oil, Gas & Consumable Fuels	5.6	33,440
Software	4.2	24,221
Diversified Financial Services	3.9	23,575
Wireless Telecommunication Services	3.9	22,908
Machinery	3.6	21,425
Specialty Retail	3.6	20,720
Automobiles	2.8	16,669
Metals & Mining	2.8	16,646
Capital Markets	2.7	15,975
Media	2.5	14,997
Chemicals	2.5	14,817
Food Products	2.4	14,064
Textiles, Apparel & Luxury Goods	2.4	13,771
Diversified Telecommunication Services	2.3	13,694
Insurance	2.1	12,453
Health Care Equipment & Supplies	2.1	12,444
Household Products	2.1	12,370
Hotels, Restaurants & Leisure	2.0	12,105
Electrical Equipment	1.8	10,897
Food & Staples Retailing	1.8	10,585
Construction Materials	1.8	10,369
Road & Rail	1.7	10,019
Tobacco	1.6	9,376
Beverages	1.5	8,907
Health Care Providers & Services	1.5	8,857
Energy Equipment & Services	1.4	8,130
Communications Equipment	1.3	7,467
Electric Utilities	1.2	7,423
Semiconductors & Semiconductor Equipment	1.0	5,831
Internet Software & Services	0.8	4,648
Computers & Peripherals	0.8	4,516
Personal Products	0.7	4,220
Aerospace & Defense	0.6	3,571
IT Services	0.2	941
Investment Securities, at Value	97.4	575,462
Short-Term Investments	2.6	15,590
Total Investments	100.0%	$591,052

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $546,717. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $51,711 and $7,336, respectively. Net unrealized appreciation for tax purposes is $44,375.

The notes to the financial statements are an integral part of this report.

DEFINITION:

ADR           American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$2,465	$78,262	$—	$80,727
Equities - Consumer Staples	14,804	44,717	—	59,521
Equities - Energy	30,936	10,635	—	41,571
Equities - Financials	12,412	126,086	—	138,498
Equities - Health Care	22,278	53,475	—	75,753
Equities - Industrials	13,590	32,322	—	45,912
Equities - Information Technology	11,685	35,939	—	47,624
Equities - Materials	11,541	30,290	—	41,831
Equities - Telecommunication Services	17,233	19,369	—	36,602
Equities - Utilities	—	7,423	—	7,423
Cash & Cash Equivalent - Repurchase Agreement	—	15,590	—	15,590
Total	$136,944	$454,108	$—	$591,052

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(326)	$—	$(326)
Total	$—	$(326)	$—	$(326)

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica UBS Dynamic Alpha

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 0.0%
France - 0.0%
Societe Generale	530	$34
Ireland - 0.0%
CRH PLC	104	3
Spain - 0.0%
Banco Santander SA ‡	297	5
United Kingdom - 0.0%
Cattles PLC ‡§	51,630	6
Total Common Stocks (cost $312)		48

	Principal
REPURCHASE AGREEMENT - 99.2%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $106,130 on 11/02/2009. Collateralized by U.S. Government Agency Obligations, 4.00%, due 12/15/2017, and with a values of $108,257.	$106,130	106,130
Total Repurchase Agreement (cost $106,130)

Total Investment Securities (cost $106,442) #		106,178
Other Assets and Liabilities - Net		839

Net Assets		$107,017

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Malaysian Ringgit	(10,368)	12/02/2009	(3,042)	9
Malaysian Ringgit	10,368	12/02/2009	2,939	95
Republic of Korea Won	(2,456,000)	12/02/2009	(2,063)	(23)
Republic of Korea Won	2,456,000	12/02/2009	1,965	120
Russian Ruble	(12,955)	12/02/2009	(402)	(39)
Russian Ruble	12,955	12/02/2009	440	1
Taiwan Dollar	(82,600)	12/02/2009	(2,546)	(3)
Taiwan Dollar	82,600	12/02/2009	2,526	23
				$183

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Commercial Banks	0.0%	$39
Consumer Finance	0.0	6
Construction Materials	0.0	3
Investment Securities, at Value	0.0	48
Short-Term Investments	100.0	106,130
Total Investments	100.0%	$106,178

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
§	Illiquid. These securities aggregated to less than $6, or less than 0.01%, of the fund’s net assets.
#	Aggregate cost for federal income tax purposes is $106,792. Aggregate gross unrealized depreciation for all securities in which there is an excess of value over tax cost was $614.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$5	$34	$6	$45
Equities - Materials	—	3	—	3
Cash & Cash Equivalent - Repurchase Agreement	—	106,130	—	106,130
Total	$5	$106,167	$6	$106,178

Other Financial Instruments *	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$183	$—	$183
Total	$—	$183	$—	$183

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Fixed Income - Materials	$—	$—	$—	$—	$(21)	$27	$6
Total	$—	$—	$—	$—	$(21)	$27	$6

*	Other financial instruments are derivative instruments. Futures Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

Transamerica UBS Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 2.1%
General Dynamics Corp.	339,100	$21,262
Air Freight & Logistics - 2.5%
FedEx Corp.	343,400	24,962
Airlines - 1.0%
Southwest Airlines Co.	1,137,000	9,551
Auto Components - 0.7%
BorgWarner, Inc.	235,000	7,125
Beverages - 1.3%
PepsiCo, Inc.	217,500	13,170
Capital Markets - 4.0%
Bank of New York Mellon Corp.	629,455	16,781
Morgan Stanley	724,200	23,262
Chemicals - 2.1%
EI du Pont de Nemours & Co.	653,200	20,785
Commercial Banks - 4.2%
City National Corp. Λ	146,600	5,522
Wells Fargo & Co.	1,326,000	36,492
Computers & Peripherals - 3.7%
Hewlett-Packard Co.	447,800	21,252
Seagate Technology	1,154,100	16,100
Diversified Financial Services - 7.6%
Bank of America Corp.	2,190,800	31,942
JPMorgan Chase & Co.	1,046,400	43,708
Diversified Operations - 2.6%
General Electric Co.	1,833,600	26,147
Diversified Telecommunication Services - 3.1%
AT&T, Inc.	1,218,900	31,289
Electric Utilities - 6.7%
American Electric Power Co., Inc.	627,000	18,948
Exelon Corp.	426,700	20,037
FirstEnergy Corp.	339,300	14,685
Pepco Holdings, Inc.	960,200	14,336
Energy Equipment & Services - 3.2%
Baker Hughes, Inc.	486,700	20,476
Noble Corp.	295,000	12,018
Health Care Equipment & Supplies - 3.1%
Covidien PLC	740,400	31,186
Health Care Providers & Services - 2.7%
Medco Health Solutions, Inc. ‡	168,300	9,445
UnitedHealth Group, Inc.	682,500	17,711
Hotels, Restaurants & Leisure - 1.6%
Carnival Corp.	557,100	16,223
Household Durables - 1.0%
Fortune Brands, Inc.	250,200	9,745
Household Products - 2.4%
Procter & Gamble Co.	416,600	24,162
Independent Power Producers & Energy Traders - 0.5%
Dynegy, Inc. -Class A ‡	2,345,600	4,691
Insurance - 5.3%
ACE, Ltd. ‡	336,300	17,272
Aflac, Inc.	478,000	19,833
Principal Financial Group, Inc.	613,500	15,362
Machinery - 4.2%
Illinois Tool Works, Inc.	497,800	22,858
PACCAR, Inc.	530,900	19,861
Media - 4.6%
Comcast Corp. -Class A	1,656,000	24,013
Interpublic Group of Cos., Inc. ‡	1,537,600	9,256
Time Warner, Inc.	441,400	13,295
Multi-Utilities - 1.1%
MDU Resources Group, Inc.	516,900	10,726
Oil, Gas & Consumable Fuels - 18.1%
Chevron Corp.	475,700	36,410
EOG Resources, Inc.	114,200	9,326
Exxon Mobil Corp.	646,100	46,305
Hess Corp.	325,100	17,796
Marathon Oil Corp.	732,000	23,402
Peabody Energy Corp.	525,300	20,797
Ultra Petroleum Corp. ‡	326,200	15,837
Williams Cos., Inc.	571,200	10,767
Pharmaceuticals - 5.3%
Merck & Co., Inc.	423,900	13,111
Pfizer, Inc.	2,355,400	40,112
Road & Rail - 2.5%
Burlington Northern Santa Fe Corp.	176,600	13,302
Ryder System, Inc.	291,700	11,828
Wireless Telecommunication Services - 0.7%
Sprint Nextel Corp. ‡	2,300,963	6,811
Total Common Stocks (cost $1,056,982)		981,293

INVESTMENT COMPANY - 1.0%
Capital Markets - 1.0%
SPDR Trust -Series 1	97,000	10,045
Total Investment Company (cost $8,295)

Principal
REPURCHASE AGREEMENT - 1.2%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $11,652 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $11,887.	$11,652	11,652
Total Repurchase Agreement (cost $11,652)

	Shares
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	2,272,078	2,272
Total Securities Lending Collateral (cost $2,272)

Total Investment Securities (cost $1,079,201) #		1,005,262
Other Assets and Liabilities - Net		(2,634)

Net Assets		$1,002,628

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

Λ              All or a portion of this security is on loan. The value of all securities on loan is $2,223.

‡                 Non-income producing security.

▲                Rate shown reflects the yield at 10/31/2009.

#                Aggregate cost for federal income tax purposes is $1,093,269. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $36,437 and $124,444, respectively. Net unrealized depreciation for tax purposes is $88,007.

DEFINITION:

SPDR        Standard & Poor’s Depository Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$79,657	$—	$—	$79,657
Equities - Consumer Staples	37,333	—	—	37,333
Equities - Energy	213,134	—	—	213,134
Equities - Financials	236,320	—	—	236,320
Equities - Health Care	111,565	—	—	111,565
Equities - Industrials	123,624	—	—	123,624
Equities - Information Technology	37,352	—	—	37,352
Equities - Materials	20,785	—	—	20,785
Equities - Telecommunication Services	38,100	—	—	38,100
Equities - Utilities	83,423	—	—	83,423
Investment Company - Financials	10,045	—	—	10,045
Cash & Cash Equivalent - Repurchase Agreement	—	11,652	—	11,652
Cash & Cash Equivalent - Securities Lending Collateral	2,272	—	—	2,272
Total	$993,610	$11,652	$—	$1,005,262

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

		Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 77.9%
Argentina - 3.3%
Republic of Argentina
0.94%, 08/03/2012 *		$32,267	$10,164
8.28%, 12/31/2033		3,676	2,591
Brazil - 12.7%
Banco Nacional de Desenvolvimento Economico e Social
6.37%, 06/16/2018 -144A		4,300	4,537
Notas Do Tesouro Nacional
10.00%, 01/01/2017	BRL	15,400	7,814
Republic of Brazil
5.88%, 01/15/2019		$400	423
7.13%, 01/20/2037		970	1,118
8.00%, 01/15/2018		7,028	8,029
8.88%, 10/14/2019 - 04/15/2024		4,833	6,180
10.00%, 08/07/2011		3,200	3,648
10.50%, 07/14/2014		2,580	3,277
11.00%, 08/17/2040		10,370	13,844
Bulgaria - 0.4%
Republic of Bulgaria
8.25%, 01/15/2015		1,263	1,468
Colombia - 3.7%
Republic of Colombia
7.38%, 03/18/2019		6,020	6,809
11.75%, 02/25/2020		5,160	7,456
Cote d’Ivoire - 0.5%
Republic of Ivory Coast
4.00%, 03/31/2018 Џ		3,495	1,748
Croatia - 0.5%
Republic of Croatia
6.75%, 11/05/2019 -144A		1,740	1,756
Dominican Republic - 0.2%
Republic of the Dominican Republic
9.04%, 01/23/2018		743	780
Ecuador - 0.6%
Republic of Ecuador
9.38%, 12/15/2015 Reg S		2,360	2,183
Georgia - 0.3%
Republic of Georgia
7.50%, 04/15/2013		1,290	1,290
Ghana - 0.7%
Republic of Ghana
8.50%, 10/04/2017 -144A		2,596	2,570
Indonesia - 4.2%
Republic of Indonesia
6.88%, 01/17/2018 -144A		3,710	3,942
6.88%, 01/17/2018 Reg S		1,740	1,848
7.75%, 01/17/2038 -144A		8,531	9,213
7.75%, 01/17/2038 Reg S		893	975
Korea, Republic of - 1.2%
Export-Import Bank of Korea
5.88%, 01/14/2015		2,990	3,152
Republic of Korea
5.75%, 04/16/2014		1,220	1,322
Lithuania - 0.5%
Republic of Lithuania
6.75%, 01/15/2015 -144A		1,810	1,821
Mexico - 10.4%
Mexican Bonos
8.50%, 11/18/2038	MXN	115,630	8,552
United Mexican States
5.63%, 01/15/2017		$2,020	2,096
5.95%, 03/19/2019		15,540	16,240
6.05%, 01/11/2040		2,750	2,761
6.75%, 09/27/2034		5,887	6,387
10.00%, 12/05/2024	MXN	42,910	3,729
Pakistan - 0.5%
Republic of Pakistan
6.88%, 06/01/2017		$940	837
7.13%, 03/31/2016 -144A		360	325
7.13%, 03/31/2016		830	754
Panama - 2.0%
Republic of Panama
7.13%, 01/29/2026		1,690	1,859
8.88%, 09/30/2027 Λ		1,694	2,134
9.38%, 04/01/2029		2,560	3,482
Peru - 3.9%
Republic of Peru
7.13%, 03/30/2019		890	1,012
7.35%, 07/21/2025		2,600	2,984
8.75%, 11/21/2033		8,351	10,897
Philippines - 4.3%
Republic of the Philippines
8.38%, 06/17/2019		1,841	2,227
8.88%, 03/17/2015		3,086	3,703
9.00%, 02/15/2013		7,000	8,121
9.50%, 02/02/2030		1,796	2,384
Poland - 0.2%
Republic of Poland
6.38%, 07/15/2019		865	953
Qatar - 0.5%
State of Qatar
9.75%, 06/15/2030		1,220	1,793
Russian Federation - 10.6%
Russian Federation
7.50%, 03/31/2030		29,774	33,126
12.75%, 06/24/2028		4,470	7,711
South Africa - 0.2%
Republic of South Africa
6.88%, 05/27/2019		790	882
Sri Lanka - 0.5%
Republic of Sri Lanka
7.40%, 01/22/2015 -144A		1,200	1,200
8.25%, 10/24/2012		600	629
Turkey - 11.2%
Republic of Turkey
Zero Coupon, 05/11/2011	TRY	13,220	7,746
6.88%, 03/17/2036		$6,054	6,099
7.00%, 09/26/2016		10,500	11,603
7.50%, 07/14/2017		2,724	3,041
8.00%, 02/14/2034		1,579	1,792
11.00%, 01/14/2013 - 08/06/2014	TRY	5,760	3,997
11.00%, 01/14/2013 - 08/06/2014		$1,912	2,318
11.88%, 01/15/2030		1,951	3,161
16.00%, 03/07/2012	TRY	4,480	3,387
Ukraine - 0.7%
Republic of Ukraine
6.58%, 11/21/2016		$1,096	806
6.75%, 11/14/2017		120	88
7.65%, 06/11/2013		2,146	1,910

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal	Value
Uruguay - 0.3%
Republic of Uruguay
8.00%, 11/18/2022	$953	$1,077
Venezuela - 3.8%
Republic of Venezuela
5.75%, 02/26/2016 Reg S	3,400	2,287
7.00%, 03/31/2038	2,907	1,613
7.65%, 04/21/2025	4,700	2,867
9.00%, 05/07/2023 Reg S	1,100	776
9.25%, 05/07/2028	4,222	3,008
10.75%, 09/19/2013	4,180	3,979
Total Foreign Government Obligations (cost $273,310)		$298,291

CORPORATE DEBT SECURITIES - 8.5%
Chile - 0.9%
Empresa Nacional del Petroleo
6.75%, 11/15/2012 -144A	500	545
6.75%, 11/15/2012 Reg S	2,810	3,063
Korea, Republic of - 0.4%
Korea Development Bank
8.00%, 01/23/2014	1,460	1,667
Luxembourg - 1.7%
RSHB Capital SA for OJSC Russian Agricultural Bank
6.30%, 05/15/2017 -144A	1,527	1,504
7.18%, 05/16/2013 Reg S	450	470
7.18%, 05/16/2013 -144A	4,130	4,301
Mexico - 0.5%
Pemex Project Funding Master Trust
8.63%, 12/01/2023 Ђ	1,750	1,997
Netherlands - 3.3%
Intergas Finance BV
6.38%, 05/14/2017 Reg S	900	846
Kazmunaigaz Finance Sub BV
9.13%, 07/02/2018 -144A	9,600	10,560
Pindo Deli Finance BV
0.00%, 04/28/2025 Reg S * §	1,500	15
1.00%, 04/28/2025 -144A * §	9,415	94
2.29%, 04/28/2018 Reg S * Џ §	1,500	166
2.29%, 04/28/2015 -144A * Џ §	150	16
2.29%, 04/28/2015 Reg S * Џ §	297	40
Tjiwi Kimia Finance BV
0.00%, 04/28/2027 -144A * §	1,045	10
2.29%, 04/28/2015 Reg S * Џ §	988	128
2.29%, 04/28/2015 -144A * Џ §	2,148	237
2.29%, 04/28/2018 Reg S * Џ §	1,000	110
4.94%, 04/28/2027 Reg S §	1,500	15
Trinidad and Tobago - 0.8%
National Gas Co. of Trinidad & Tobago, Ltd.
6.05%, 01/15/2036 -144A	2,406	2,215
6.05%, 01/15/2036 Reg S	1,000	920
United States - 0.9%
Pemex Project Funding Master Trust
9.13%, 10/13/2010	3,400	3,604
Total Corporate Debt Securities (cost $38,213)		32,523

REPURCHASE AGREEMENT - 0.6%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $2,139 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $2,183.	2,139	2,139
Total Repurchase Agreement (cost $2,139)

	Shares
SECURITIES LENDING COLLATERAL - 0.0%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	73,815	74
Total Securities Lending Collateral (cost $74)

Total Investment Securities (cost $313,736) #		333,027
Other Assets and Liabilities - Net		49,591

Net Assets		$382,618

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Foreign Government Obligation	89.6%	$298,291
Oil, Gas & Consumable Fuels	5.9	19,769
Commercial Banks	2.4	7,942
Diversified Financial Services	0.9	3,135
Gas Utilities	0.3	846
Paper & Forest Products	0.2	831
Investment Securities, at Value	99.3	330,814
Short-Term Investments	0.7	2,213
Total Investments	100.0%	$333,027

NOTES TO SCHEDULE OF INVESTMENTS:

*                         Floating or variable rate note. Rate is listed as of 10/31/2009.

Џ                       In default.

Λ                       All or a portion of this security is on loan. The value of all securities on loan is $72.

Ђ                      Step bond. Interest rate may increase or decrease as the credit rating changes.

▲                         Rate shown reflects the yield at 10/31/2009.

§                         Illiquid. These securities aggregated to $831, or less than 0.22%, of the fund’s net assets.

#                         Aggregate cost for federal income tax purposes is $326,979. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $14,790 and $8,742, respectively. Net unrealized appreciation for tax purposes is $6,048.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $44,846, or 11.73%, of the fund’s net assets.

BRL	Brazilian Real
MXN	Mexican Peso
OJSC	Open Joint Stock Company
TRY	Turkish New Lira

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Fixed Income - Energy	$—	$19,769	$—	$19,769
Fixed Income - Financials	—	11,077	—	11,077
Fixed Income - Foreign Government Obligation	—	298,291	—	298,291
Fixed Income - Materials	—	—	831	831
Fixed Income - Utilities	—	846	—	846
Cash & Cash Equivalent - Repurchase Agreement	—	2,139	—	2,139
Cash & Cash Equivalent - Securities Lending Collateral	74	—	—	74
Total	$74	$332,122	$831	$333,027

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Fixed Income - Materials	$—	$(275)	$188	$36	$(2,919)	$3,801	$831
Total	$—	$(275)	$188	$36	$(2,919)	$3,801	$831

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Mid-Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 90.4%
Air Freight & Logistics - 3.9%
CH Robinson Worldwide, Inc.	82,762	$4,561
Expeditors International of Washington, Inc.	171,697	5,532
Capital Markets - 3.5%
Calamos Asset Management, Inc. -Class A	147,402	1,562
Greenhill & Co., Inc. Λ	43,763	3,774
T. Rowe Price Group, Inc.	75,584	3,683
Chemicals - 4.0%
Intrepid Potash, Inc. ‡Λ	114,347	2,946
Nalco Holding Co.	203,226	4,298
Rockwood Holdings, Inc. ‡	144,697	2,877
Commercial Services & Supplies - 0.9%
Covanta Holding Corp. ‡	139,387	2,395
Communications Equipment - 1.4%
Palm, Inc. ‡Λ	306,818	3,562
Computers & Peripherals - 2.6%
Teradata Corp. ‡	234,679	6,543
Construction Materials - 2.5%
Martin Marietta Materials, Inc.	62,500	5,208
Texas Industries, Inc. Λ	39,118	1,302
Distributors - 3.7%
Li & Fung, Ltd.	2,242,000	9,409
Diversified Consumer Services - 2.6%
New Oriental Education & Technology Group ADR ‡	56,621	3,954
Strayer Education, Inc.	13,283	2,696
Diversified Financial Services - 6.7%
IntercontinentalExchange, Inc. ‡	39,758	3,983
Leucadia National Corp. ‡	237,869	5,345
Moody’s Corp.	64,550	1,529
MSCI, Inc. -Class A ‡	207,319	6,303
Health Care Equipment & Supplies - 3.2%
Gen-Probe, Inc. ‡	120,638	5,033
Intuitive Surgical, Inc. ‡	12,808	3,155
Hotels, Restaurants & Leisure - 6.7%
Ctrip.com International, Ltd. ADR ‡	144,143	7,717
Las Vegas Sands Corp. ‡Λ	209,162	3,156
Wynn Resorts, Ltd. ‡Λ	112,280	6,088
Household Durables - 3.4%
Gafisa SA ADR Λ	115,121	3,429
Mohawk Industries, Inc. ‡	32,817	1,406
NVR, Inc. ‡	5,863	3,883
Industrial Conglomerates - 0.9%
BYD Co., Ltd. -Class H ‡	258,200	2,367
Internet & Catalog Retail - 3.8%
NetFlix, Inc. ‡Λ	37,501	2,004
priceline.com, Inc. ‡	48,296	7,621
Internet Software & Services - 8.4%
Akamai Technologies, Inc. ‡	199,918	4,398
Alibaba.com, Ltd.	2,214,700	5,114
Baidu, Inc. ADR ‡	24,890	9,406
Equinix, Inc. ‡	32,185	2,746
IT Services - 2.1%
Redecard SA	354,451	5,262
Life Sciences Tools & Services - 4.6%
Illumina, Inc. ‡	206,793	6,638
Techne Corp.	83,155	5,198
Media - 2.0%
Discovery Communications, Inc. -Series C ‡	104,283	2,505
Groupe Aeroplan, Inc.	307,069	2,628
Multiline Retail - 0.8%
Sears Holdings Corp. ‡Λ	30,563	2,074
Oil, Gas & Consumable Fuels - 7.5%
Petrohawk Energy Corp. ‡	81,614	1,920
Range Resources Corp.	144,053	7,210
Ultra Petroleum Corp. ‡	209,549	10,173
Personal Products - 0.9%
Mead Johnson Nutrition Co. -Class A	57,400	2,413
Pharmaceuticals - 1.5%
Allergan, Inc.	54,916	3,089
Ironwood Pharmaceutical ‡Ə	54,887	659
Professional Services - 6.1%
Corporate Executive Board Co.	88,474	2,124
IHS, Inc. -Class A ‡	69,661	3,606
Monster Worldwide, Inc. ‡	124,940	1,814
Verisk Analytics, Inc. -Class A ‡	286,407	7,856
Semiconductors & Semiconductor Equipment - 0.8%
Rovi Corp. ‡	77,067	2,123
Software - 4.1%
Autodesk, Inc. ‡	142,650	3,556
Salesforce.com, Inc. ‡	124,786	7,082
Wireless Telecommunication Services - 1.8%
Millicom International Cellular SA ‡	35,507	2,225
NII Holdings, Inc. ‡	91,974	2,477
Total Common Stocks (cost $222,552)		231,617

Principal
REPURCHASE AGREEMENT - 10.6%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $27,202 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $27,746.	$27,202	27,202
Total Repurchase Agreement (cost $27,202)

	Shares
SECURITIES LENDING COLLATERAL - 6.3%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	16,191,125	16,191
Total Securities Lending Collateral (cost $16,191)

Total Investment Securities (cost $265,945) #		275,010
Other Assets and Liabilities - Net		(18,798)

Net Assets		$256,212

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $15,776.
‡	Non-income producing security.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $659, or 0.26% of the fund’s net assets.
▲	Rate shown reflects the yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $266,444. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $26,603 and $18,037, respectively. Net unrealized appreciation for tax purposes is $8,566.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$49,162	$9,409	$—	$58,571
Equities - Consumer Staples	2,413	—	—	2,413
Equities - Energy	19,303	—	—	19,303
Equities - Financials	26,179	—	—	26,179
Equities - Health Care	23,113	—	659	23,772
Equities - Industrials	33,095	2,367	—	35,462
Equities - Information Technology	44,678	5,114	—	49,792
Equities - Materials	11,423	—	—	11,423
Equities - Telecommunication Services	4,702	—	—	4,702
Cash & Cash Equivalent - Repurchase Agreement	—	27,202	—	27,202
Cash & Cash Equivalent - Securities Lending Collateral	16,191	—	—	16,191
Total	$230,259	$44,092	$659	$275,010

Level 3 Rollforward

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Health Care	$659	$—	$—	$—	$—	$—	$659
Total	$659	$—	$—	$—	$—	$—	$659

The notes to the financial statements are an integral part of this report.

Transamerica Van Kampen Small Company Growth

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
PREFERRED STOCKS - 2.5%
Biotechnology - 0.3%
Pacific Bioscience ‡Ə	63,479	$444
Internet Software & Services - 0.5%
Twitter, Inc. ‡Ə	41,309	660
IT Services - 0.7%
Ning, Inc. ‡Ə	108,208	953
Pharmaceuticals - 1.0%
Microbia, Inc., 8.00% ▲Ə	96,357	1,157
Total Preferred Stocks (cost $2,480)		3,214

COMMON STOCKS - 92.1%
Biotechnology - 1.0%
Alnylam Pharmaceuticals, Inc. ‡Λ	73,592	1,254
Capital Markets - 7.5%
Capital Southwest Corp.	4,183	311
GLG Partners, Inc. ‡Λ	162,869	427
Greenhill & Co., Inc. Λ	71,403	6,157
Riskmetrics Group, Inc. ‡	192,799	2,832
Chemicals - 2.7%
Intrepid Potash, Inc. ‡	60,150	1,549
Rockwood Holdings, Inc. ‡	100,003	1,989
Communications Equipment - 1.5%
Palm, Inc. ‡Λ	162,627	1,888
Construction Materials - 4.2%
Eagle Materials, Inc.	125,655	3,122
Texas Industries, Inc. Λ	68,155	2,269
Distributors - 0.5%
Integrated Distribution Services Group, Ltd.	441,000	617
Diversified Consumer Services - 1.2%
New Oriental Education & Technology Group ADR ‡	22,525	1,573
Diversified Financial Services - 3.4%
Climate Exchange PLC ‡	19,735	275
MSCI, Inc. -Class A ‡	105,363	3,203
Pico Holdings, Inc. ‡	28,877	980
Diversified Telecommunication Services - 1.4%
Cogent Communications Group, Inc. ‡Λ	182,343	1,847
Electric Utilities - 2.4%
Brookfield Infrastructure Partners, LP	216,761	3,143
Health Care Equipment & Supplies - 2.0%
Gen-Probe, Inc. ‡	61,509	2,566
Health Care Technology - 2.8%
Athenahealth, Inc. ‡	98,629	3,709
Hotels, Restaurants & Leisure - 11.0%
Ambassadors Group, Inc.	94,226	1,198
BJ’s Restaurants, Inc. ‡	96,164	1,535
Ctrip.com International, Ltd. ADR ‡	67,403	3,609
Gaylord Entertainment Co. ‡Λ	36,991	556
Mandarin Oriental International, Ltd. Λ	576,288	723
PF Chang’s China Bistro, Inc. ‡Λ	114,941	3,355
Vail Resorts, Inc. ‡	94,681	3,261
Household Durables - 4.2%
Brookfield Incorporacoes SA	476,991	1,839
Gafisa SA ADR Λ	90,748	2,703
iRobot Corp. ‡Λ	64,874	867
Insurance - 1.8%
Greenlight Capital Re, Ltd. -Class A ‡	126,060	2,352
Internet & Catalog Retail - 5.3%
Blue Nile, Inc. ‡Λ	99,131	5,953
DeNA Co., Ltd. Λ	258	892
Internet Software & Services - 8.1%
comScore, Inc. ‡	49,398	757
GSI Commerce, Inc. ‡	96,648	1,833
Mercadolibre, Inc. ‡	58,156	2,081
Opentable, Inc. ‡Λ	75,831	1,870
Rediff.com India, Ltd. ADR ‡Λ	74,225	223
SINA Corp. ‡Λ	32,565	1,218
VistaPrint NV ‡	53,029	2,708
IT Services - 2.7%
Forrester Research, Inc. ‡	105,705	2,678
Information Services Group, Inc. ‡	219,022	788
Leisure Equipment & Products - 1.1%
Aruze Corp. ‡Λ	107,300	1,395
Life Sciences Tools & Services - 4.1%
Techne Corp.	86,591	5,413
Media - 1.5%
CKX, Inc. ‡	103,110	660
Interactive Data Corp.	45,712	1,202
Lakes Entertainment, Inc. ‡	58,083	143
Oil, Gas & Consumable Fuels - 4.1%
Atlas Energy, Inc.	22,202	581
Contango Oil & Gas Co. ‡	69,086	3,292
GMX Resources, Inc. ‡Λ	119,150	1,517
Pharmaceuticals - 0.8%
Xenoport, Inc. ‡	59,364	992
Professional Services - 5.3%
Advisory Board Co. ‡	103,052	2,539
Corporate Executive Board Co.	38,721	930
Costar Group, Inc. ‡Λ	88,508	3,435
Real Estate Management & Development - 0.5%
Consolidated-Tomoka Land Co.	12,174	419
Market Leader, Inc. ‡	97,023	194
Semiconductors & Semiconductor Equipment - 2.7%
Tessera Technologies, Inc. ‡	156,340	3,457
Software - 3.1%
Blackboard, Inc. ‡	45,422	1,611
Longtop Financial Technologies, Ltd. ADR ‡	70,389	1,865
Netsuite, Inc. ‡Λ	38,479	538
Specialty Retail - 1.6%
Citi Trends, Inc. ‡	79,368	2,090
Textiles, Apparel & Luxury Goods - 2.2%
Lululemon Athletica, Inc. ‡Λ	115,029	2,890
Transportation Infrastructure - 1.4%
Grupo Aeroportuario del Pacifico SAB de CV ADR	71,349	1,818
Total Common Stocks (cost $117,346)		119,691

Principal
REPURCHASE AGREEMENT - 6.2%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $8,065 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $8,230.	$8,065	8,065
Total Repurchase Agreement (cost $8,065)

The notes to the financial statements are an integral part of this report.

	Shares	Value
SECURITIES LENDING COLLATERAL - 13.4%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	17,383,133	$17,383
Total Securities Lending Collateral (cost $17,383)

Total Investment Securities (cost $145,274) #		148,353
Other Assets and Liabilities - Net		(18,464)

Net Assets		$129,889

NOTES TO SCHEDULE OF INVESTMENTS:

▲	Rate shown reflects the yield at 10/31/2009.
Ə	Security fair valued as determined in good faith in accordance with procedures established by the Board of Trustees. This security had a Market Value of $3,214, or 2.48% of the fund’s net assets.
‡	Non-income producing security.
Λ	All or a portion of this security is on loan. The value of all securities on loan is $16,924.
#

Aggregate cost for federal income tax purposes is $150,076. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $9,447 and $11,170, respectively. Net unrealized depreciation for tax purposes is $1,723.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$33,433	$3,628	$—	$37,061
Equities - Energy	5,390	—	—	5,390
Equities - Financials	16,875	275	—	17,150
Equities - Health Care	13,934	—	1,601	15,535
Equities - Industrials	8,723	—	—	8,723
Equities - Information Technology	25,361	—	953	26,314
Equities - Materials	8,929	—	—	8,929
Equities - Telecommunication Services	—	—	660	660
Equities - Utilities	3,143	—	—	3,143
Cash & Cash Equivalent - Repurchase Agreement	—	8,065	—	8,065
Cash & Cash Equivalent - Securities Lending Collateral	17,383	—	—	17,383
Total	$133,171	$11,968	$3,214	$148,353

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 10/31/2008	Net Purchases/(Sales)	Accrued Discounts/(Premiums)	Total Realized Gain/(Loss)	Change in Unrealized Appreciation/(Depreciation)	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Equities - Health Care	$1,584	$—	$—	$—	$17	$—	$1,601
Equities - Information Technology	$774	$—	$—	$—	$179	$—	$953
Equities - Telecommunication Services	$—	$660	$—	$—	$—	$—	$660
Total	$2,358	$660	$—	$—	$196	$—	$3,214

The notes to the financial statements are an integral part of this report.

Transamerica WMC Emerging Markets

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
CONVERTIBLE PREFERRED STOCK - 0.7%
Mexico - 0.7%
Cemex SAB de CV -Class Preference ‡	1,234,012	$1,285
Total Convertible Preferred Stock (cost $1,070)

PREFERRED STOCKS - 2.3%
Brazil - 2.3%
Cia Paranaense de Energia, 0.38% ▲	49,000	853
Usinas Siderurgicas de Minas Gerais SA, 0.97% ▲	86,800	2,266
VIVO Participacoes SA, 1.45% ▲	42,900	1,052
Total Preferred Stocks (cost $3,821)		4,171

COMMON STOCKS - 88.9%
Bermuda - 2.7%
Central European Media Enterprises, Ltd. -Class A ‡	53,300	1,340
Cosco Pacific, Ltd.	974,000	1,348
Shangri-La Asia, Ltd.	1,142,000	2,185
Brazil - 13.4%
Banco Bradesco SA ADR	36,700	723
Banco Santander Brasil SA ADR ‡	89,900	1,066
BM&FBOVESPA SA	288,700	1,868
Cia Energetica de Minas Gerais ADR	81,125	1,281
Cyrela Brazil Realty SA	143,400	1,832
Itau Unibanco Holding SA ADR	176,330	3,375
Lojas Renner SA	93,000	1,637
PDG Realty SA Empreendimentos e Participacoes	116,500	985
Petroleo Brasileiro SA ADR	115,400	5,334
Tam SA ADR ‡	77,400	1,104
Vale SA -Class B ADR	194,200	4,950
Cayman Islands - 0.9%
Netease.com ADR ‡	23,300	900
Simcere Pharmaceutical Group ADR ‡	98,500	778
China - 8.6%
China Construction Bank Corp.	2,810,000	2,423
China Life Insurance Co., Ltd. -Class H	645,000	2,962
China Petroleum & Chemical Corp. ADR	16,100	1,358
China Shenhua Energy Co., Ltd. -Class H	539,000	2,414
China Shipping Development Co., Ltd. -Class H	1,360,000	1,923
Industrial & Commercial Bank of China -Class H	3,129,000	2,489
PetroChina Co., Ltd. ADR	14,300	1,717
Egypt - 3.7%
Egyptian Financial Group-Hermes Holding	464,375	2,696
Orascom Construction Industries	50,102	2,368
Orascom Telecom Holding SAE GDR	43,600	1,483
Hong Kong - 3.0%
China Mobile, Ltd. ADR	57,600	2,691
Hong Kong Exchanges & Clearing, Ltd.	63,600	1,118
Sino-Ocean Land Holdings, Ltd.	1,597,500	1,552
Hungary - 0.8%
Richter Gedeon	6,768	1,410
India - 8.2%
Canara Bank	139,306	1,011
Crompton Greaves, Ltd.	113,115	910
Educomp Solutions, Ltd.	72,450	1,208
ICICI Bank, Ltd. ADR	26,300	827
Indiabulls Real Estate, Ltd. ‡	183,673	943
Infrastructure Development Finance Co., Ltd.	358,221	1,106
Lanco Infratech, Ltd. ‡	104,160	1,062
Mahindra & Mahindra, Ltd. GDR ‡	44,915	871
Piramal Healthcare, Ltd.	244,428	1,942
Sterlite Industries India, Ltd. ADR	49,500	781
Tata Consultancy Services, Ltd.	127,762	1,706
Tata Motors, Ltd. ‡	105,570	1,247
United Spirits, Ltd. GDR	86,242	984
Indonesia - 2.0%
Bank Mandiri	3,283,500	1,576
Indo Tambangraya Megah PT	401,000	935
Indosat Tbk PT	2,154,500	1,144
Israel - 1.9%
Bezeq Israeli Telecommunication Corp., Ltd.	513,512	1,146
Teva Pharmaceutical Industries, Ltd. ADR	44,300	2,236
Korea, Republic of - 8.2%
Dong-A Pharmaceutical Co., Ltd.	11,546	1,123
Doosan Infracore Co., Ltd.	96,620	1,375
Hanmi Pharm Co., Ltd.	11,341	1,097
KB Financial Group, Inc. ‡	27,945	1,344
Korean Air Lines Co., Ltd. ‡	42,030	1,599
KT Corp.	30,460	993
LG Electronics, Inc.	22,415	2,084
POSCO ADR	19,970	2,039
Samsung Card Co.	22,120	876
Shinhan Financial Group Co., Ltd. ‡	55,700	2,114
Malaysia - 1.1%
Genting BHD	910,000	1,913
Mexico - 3.5%
America Movil SAB de CV -Series L ADR	70,990	3,133
Cemex SAB de CV ADR ‡	30,600	318
Desarrolladora Homex SAB de CV ADR ‡	23,800	846
Grupo Aeroportuario del Sureste SAB de CV ADR	19,300	785
Wal-Mart de Mexico SAB de CV -Series V	324,900	1,156
Netherlands - 0.7%
X5 Retail Group NV GDR ‡	51,432	1,228
Papua New Guinea - 0.2%
New Britain Palm Oil, Ltd.	52,073	311
Peru - 0.9%
Cia de Minas Buenaventura SA ADR	50,490	1,695
Poland - 1.0%
Bank Pekao SA ‡	31,671	1,700
Russian Federation - 6.3%
Gazprom OAO ADR	204,345	4,900
Mechel OAO ADR	139,200	2,389
Rosneft Oil Co. GDR ‡	321,834	2,462
Uralkali GDR ‡	64,508	1,452
South Africa - 8.9%
Adcock Ingram Holdings, Ltd.	140,908	959
Anglo Platinum, Ltd. ‡	9,012	779
AngloGold Ashanti, Ltd. ADR	19,800	743
Aspen Pharmacare Holdings, Ltd. ‡	131,023	1,104
Barloworld, Ltd.	327,525	2,042
Harmony Gold Mining Co., Ltd. ADR	122,100	1,216
Impala Platinum Holdings, Ltd.	74,740	1,645
Imperial Holdings, Ltd.	156,346	1,610
MTN Group, Ltd.	100,161	1,491
Nasionale Pers Beperk -Class N	56,496	2,039
Sasol, Ltd.	60,471	2,266
Taiwan - 8.6%
Acer, Inc.	591,000	1,393
Advanced Semiconductor Engineering, Inc. ADR	1,805,400	1,495
Chinatrust Financial Holding Co., Ltd.	1,892,273	1,137
Delta Electronics, Inc.	476,000	1,322
Hon Hai Precision Industry Co., Ltd.	915,963	3,607
Mediatek, Inc.	56,170	786
Taiwan Semiconductor Manufacturing Co., Ltd.	2,289,354	4,153
Yuanta Financial Holding Co., Ltd.	2,196,000	1,449
Thailand - 1.7%
Kasikornbank PCL ‡	906,000	2,196
PTT Chemical PCL	453,000	773

The notes to the financial statements are an integral part of this report.

	Shares	Value
Turkey - 1.5%
Ford Otomotiv Sanayi AS	235,069	$1,478
Hurriyet Gazetecilik AS ‡	1,083,049	1,155
United Kingdom - 1.1%
Hikma Pharmaceuticals PLC	149,248	1,153
Vedanta Resources PLC	22,493	770
Total Common Stocks (cost $134,439)		158,638

INVESTMENT COMPANY - 4.7%
United States - 4.7%
iShares MSCI Emerging Markets Index Fund	225,400	8,466
Total Investment Company (cost $8,719)

WARRANTS - 0.4%
India - 0.4%
Lanco Infratech, Ltd. ‡
Expiration: 01/25/2013
Exercise Price: $0.00	57,528	602
Piramal Life Sciences, Ltd.-144A ‡
Expiration: 10/24/2012
Exercise Price: $0.00	39,375	67
Mauritius - 0.0%
Golden Agri-Resources, Ltd. ‡
Expiration: 07/23/2012
Exercise Price: $0.54	123,202	10
Total Warrants (cost $573)		679

	Principal
REPURCHASE AGREEMENT - 2.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $4,944 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $5,047.	$4,944	4,944
Total Repurchase Agreement (cost $4,944)

Total Investment Securities (cost $153,566) #		178,183
Other Assets and Liabilities - Net		409

Net Assets		$178,592

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Hungarian Forint	(9,339)	02/04/2010	(41)	(8)
Hungarian Forint	(99,942)	02/04/2010	(398)	(130)
Hungarian Forint	(18,169)	02/04/2010	(90)	(6)
Israeli Shekel	(5,706)	01/28/2010	(1,407)	(114)
Israeli Shekel	6,216	01/28/2010	1,602	56
Israeli Shekel	(510)	01/28/2010	(122)	(14)
Mexican Peso	(8,107)	02/26/2010	(495)	(110)
Mexican Peso	(692)	02/26/2010	(48)	(4)
Mexican Peso	(1,763)	02/26/2010	(130)	(2)
Mexican Peso	10,562	02/26/2010	804	(16)
				$(348)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Commercial Banks	12.3%	$21,981
Oil, Gas & Consumable Fuels	12.0	21,386
Metals & Mining	10.8	19,273
Capital Markets	7.2	12,611
Pharmaceuticals	6.7	11,802
Wireless Telecommunication Services	6.1	10,994
Semiconductors & Semiconductor Equipment	3.5	6,434
Household Durables	3.3	5,747
Electronic Equipment & Instruments	2.8	4,929
Media	2.5	4,534
Hotels, Restaurants & Leisure	2.3	4,098
Diversified Financial Services	2.2	4,092
Construction & Engineering	2.2	4,032
Insurance	1.7	2,962
Airlines	1.5	2,703
Machinery	1.5	2,622
Real Estate Management & Development	1.4	2,495
Food & Staples Retailing	1.4	2,384
Automobiles	1.3	2,349
Chemicals	1.2	2,225
Diversified Telecommunication Services	1.2	2,139
Electric Utilities	1.2	2,134
Transportation Infrastructure	1.2	2,133
Industrial Conglomerates	1.1	2,042
Marine	1.1	1,923
IT Services	1.0	1,706
Multiline Retail	0.9	1,637
Distributors	0.9	1,610
Construction Materials	0.9	1,603
Computers & Peripherals	0.8	1,393
Diversified Consumer Services	0.7	1,208
Beverages	0.6	984
Electrical Equipment	0.5	910
Internet Software & Services	0.5	900
Consumer Finance	0.5	876
Food Products	0.2	321
Biotechnology	0.0	67
Investment Securities, at Value	97.2	173,239
Short-Term Investments	2.8	4,944
Total Investments	100.0%	$178,183

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
▲	Rate shown reflects yield at 10/31/2009.
#

Aggregate cost for federal income tax purposes is $153,887. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $27,072 and $2,776, respectively. Net unrealized appreciation for tax purposes is $24,296.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $67, or 0.04%, of the fund’s net assets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt

The notes to the financial statements are an integral part of this report.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$8,720	$12,463	$—	$21,183
Equities - Consumer Staples	1,156	1,550	—	2,706
Equities - Energy	10,871	10,516	—	21,387
Equities - Financials	10,920	25,631	—	36,551
Equities - Health Care	4,956	6,912	—	11,868
Equities - Industrials	5,108	12,240	—	17,348
Equities - Information Technology	2,697	12,666	—	15,363
Equities - Materials	18,454	4,645	—	23,099
Equities - Telecommunication Services	6,876	6,258	—	13,134
Equities - Utilities	2,134	—	—	2,134
Investment Company - Financials	8,466	—	—	8,466
Cash & Cash Equivalent - Repurchase Agreement	—	4,944	—	4,944
Total	$80,358	$97,825	$—	$178,183

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$(348)	$—	$(348)
Total	$—	$(348)	$—	$(348)

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2009

(all amounts except share amounts in thousands)

	Transamerica AllianceBernstein International Value	Transamerica BlackRock Global Allocation	Transamerica BlackRock Large Cap Value		Transamerica BlackRock Natural Resources		Transamerica BNY Mellon Market Neutral Strategy	Transamerica Federated Market Opportunity
Assets:
Investment securities, at value	$320,073	$456,792	$632,956		$113,253		$77,752	$52,107
Repurchase agreement, at value	4,801	—	—		16,759		22,298	33,118
Cash on deposit with broker	—	—	—		—		63,555	—
Cash on deposit with custodian	—	17	—		—		—	—
Foreign currency, at value	1,591	812	—		186		—	105
Receivables:
Investment securities sold	3,744	9,257	—		—		3,019	1,476
Shares of beneficial interest sold	155	24	126		278		73	83
Interest	— (a)	1,374	—	(a)	—	(a)	— (a)	168
Securities lending income (net)	3	2	—	(a)	2		—	— (a)
Dividends	539	549	1,066		87		23	112
Dividend reclaims	440	115	—		32		—	9
Swap agreements, at value	—	231	—		—		—	—
Unrealized appreciation on forward foreign currency contracts	—	123	—		—		—	384
	$331,346	$469,296	$634,148		$130,597		$166,720	$87,562
Liabilities:
Due to custodian	—	361	—		—		—	—
Accounts payable and accrued liabilities:
Investment securities purchased	1,010	5,863	—		4,713		2,492	163
Shares of beneficial interest redeemed	22	105	—		3		6	8
Management and advisory fees	236	288	436		85		101	56
Administration fees	6	8	11		2		1	1
Dividends from short sales	—	—	—		—		56	—
Variation margin	—	160	—		—		—	—
Capital gains tax	—	55	—		—		—	—
Other	37	60	26		18		23	21
Collateral for securities on loan	13,967	11,984	—		4,434		—	1,073
Written options, at value	—	1,151	—		—		—	—
Securities sold short, at value	—	—	—		—		77,359	—
Unrealized depreciation on forward foreign currency contracts	—	282	—		—		—	678
	15,278	20,317	473		9,255		80,038	2,000
Net assets	$316,068	$448,979	$633,675		$121,342		$86,682	$85,562

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$484,339	$459,043	$790,683		$122,731		$97,740	$93,021
Undistributed (accumulated) net investment income (loss)	5,809	5,644	6,661		433		—	—
Accumulated net realized gain (loss) from investments	(144,405)	(22,928)	(176,385)		(3,504)		(14,623)	(11,773)
Net unrealized appreciation (depreciation) on:
Investment securities	(29,722)	7,835	12,716		1,678		8,169	4,604
Futures contracts	—	(163)	—		—		—	—
Written option contracts	—	(538)	—		—		—	—
Swap agreements	—	231	—		—		—	—
Translation of assets and liabilities denominated in foreign currencies	47	(145)	—		4		—	(290)
Securities sold short	—	—	—		—		(4,604)	—
Net assets	$316,068	$448,979	$633,675		$121,342		$86,682	$85,562

Shares outstanding	40,548	44,938	81,138		12,094		10,279	9,517

Net asset value and offering price per share	$7.79	$9.99	$7.81		$10.03		$8.43	$8.99

Investment securities, at cost	$349,795	$448,957	$620,240		$111,575		$69,583	$47,503
Repurchase agreement, at cost	$4,801	$—	$—		$16,759		$22,298	$33,118
Foreign currency, at cost	$1,559	$806	$—		$192		$—	$105
Securities loaned, at value	$13,262	$11,627	$—		$4,309		$—	$1,035
Premium received on written option & swaption contracts	$—	$613	$—		$—		$—	$—
Proceeds received from securities sold short	$—	$—	$—		$—		$72,755	$—

The notes to the financial statements are an integral part of this report.

	Transamerica JPMorgan Core Bond	Transamerica JPMorgan International Bond	Transamerica JPMorgan Mid Cap Value	Transamerica Loomis Sayles Bond	Transamerica Neuberger Berman International		Transamerica Oppenheimer Developing Markets
Assets:
Investment securities, at value	$204,714	$706,280	$168,816	$774,710	$480,873		$488,480
Repurchase agreement, at value	10,096	10,749	1,376	18,367	12,257		4,175
Cash	—	—	—	—	—		43
Foreign currency, at value	—	3,353	—	—	151		5,069
Receivables:
Investment securities sold	682	6,707	762	6,837	1		4,120
Shares of beneficial interest sold	72	130	—	50	97		171
Interest	1,561	9,951	— (a)	13,282	—	(a)	—	(a)
Securities lending income (net)	—	—	5	2	8		—	(a)
Dividends	—	—	102	28	515		702
Dividend reclaims	—	3	—	—	791		14
Variation margin	—	221	—	—	—		—
Other	—	—	—	—	1		—
Unrealized appreciation on forward foreign currency contracts	—	1,338	—	—	—		—
	$217,125	$738,732	$171,061	$813,276	$494,694		$502,774
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	1,132	3,238	938	140	213		5,857
Shares of beneficial interest redeemed	61	204	—	220	61		107
Management and advisory fees	81	320	123	436	408		490
Administration fees	4	13	3	14	9		9
Capital gains tax	—	—	—	—	14		297
Other	31	55	20	42	48		79
Collateral for securities on loan	—	—	4,139	172	8,138		299
Unrealized depreciation on forward foreign currency contracts	—	1,938	—	—	—		—
	1,309	5,768	5,223	1,024	8,891		7,138
Net assets	$215,816	$732,964	$165,838	$812,252	$485,803		$495,636

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$214,088	$650,557	$199,318	$811,479	$671,997		$514,184
Undistributed (accumulated) net investment income (loss)	499	10,160	2,369	5,777	4,121		2,441
Undistributed (accumulated) net realized gain (loss) from investments	(206)	5,404	(28,276)	(16,886)	(219,060)		(87,950)
Net unrealized appreciation (depreciation) on:
Investment securities	1,435	67,061	(7,573)	11,809	28,733		67,503
Futures contracts	—	(159)	—	—	—		—
Translation of assets and liabilities denominated in foreign currencies	—	(59)	—	73	12		(542)
Net assets	$215,816	$732,964	$165,838	$812,252	$485,803		$495,636

Shares outstanding	21,414	62,978	20,021	81,757	64,202		48,977

Net asset value and offering price per share	$10.08	$11.64	$8.28	$9.93	$7.57		$10.12

Investment securities, at cost	$203,279	$639,219	$176,389	$762,901	$452,140		$420,977
Repurchase agreement, at cost	$10,096	$10,749	$1,376	$18,367	$12,257		$4,175
Foreign currency, at cost	$—	$3,397	$—	$—	$152		$5,149
Securities loaned, at value	$—	$—	$4,035	$155	$7,790		$280

The notes to the financial statements are an integral part of this report.

	Transamerica Oppenheimer Small- & Mid- Cap Value		Transamerica Schroders International Small Cap		Transamerica Third Avenue Value	Transamerica Thornburg International Value	Transamerica UBS Dynamic Alpha		Transamerica UBS Large Cap Value
Assets:
Investment securities, at value	$265,440		$529,806		$415,204	$575,462	$48		$993,610
Repurchase agreement, at value	9,315		20,715		24,577	15,590	106,130		11,652
Foreign currency, at value	—		632		—	—	30		—
Receivables:
Investment securities sold	1,638		565		759	1,029	585		—
Shares of beneficial interest sold	—		335		—	424	36		282
Interest	—	(a)	—	(a)	— (a)	— (a)	—	(a)	— (a)
Securities lending income (net)	1		2		5	—	—	(a)	2
Dividends	71		607		629	562	61		1,175
Dividend reclaims	21		256		14	190	134		—
Other	—		316		57	—	1		—
Unrealized appreciation on forward foreign currency contracts	—		—		—	76	248		—
	$276,486		$553,234		$441,245	$593,333	$107,273		$1,006,721
Liabilities:
Accounts payable and accrued liabilities:
Investment securities purchased	6,887		374		—	718	28		1,046
Shares of beneficial interest redeemed	68		59		73	49	2		63
Management and advisory fees	222		516		303	554	126		664
Administration fees	5		10		7	10	2		18
Other	23		55		34	61	33		30
Collateral for securities on loan	—		8,547		17,278	—	—		2,272
Unrealized depreciation on forward foreign currency contracts	—		—		—	402	65		—
	7,205		9,561		17,695	1,794	256		4,093
Net assets	$269,281		$543,673		$423,550	$591,539	$107,017		$1,002,628

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$299,905		$537,504		$623,749	$543,275	$176,405		$1,313,953
Undistributed (accumulated) net investment income (loss)	789		2,970		3,221	2,364	—		9,473
Accumulated net realized gain (loss) from investments	(71,537)		(21,586)		(106,907)	(56)	(69,317)		(246,859)
Net unrealized appreciation (depreciation) on:
Investment securities	40,124		24,750		(96,514)	46,270	(264)		(73,939)
Translation of assets and liabilities denominated in foreign currencies	—		35		1	(314)	193		—
Net assets	$269,281		$543,673		$423,550	$591,539	$107,017		$1,002,628

Shares outstanding	34,873		66,152		22,969	61,038	17,602		118,828

Net asset value and offering price per share	$7.72		$8.22		$18.44	$9.69	$6.08		$8.44

Investment securities, at cost	$225,316		$505,056		$511,718	$529,192	$312		$1,067,549
Repurchase agreement, at cost	$9,315		$20,715		$24,577	$15,590	$106,130		$11,652
Foreign currency, at cost	$—		$619		$—	$—	$30		$—
Securities loaned, at value	$—		$8,007		$16,733	$—	$—		$2,223

The notes to the financial statements are an integral part of this report.

	Transamerica Van Kampen Emerging Markets Debt	Transamerica Van Kampen Mid-Cap Growth		Transamerica Van Kampen Small Company Growth	Transamerica WMC Emerging Markets
Assets:
Investment securities, at value	$330,888	$247,808		$140,288	$173,239
Repurchase agreement, at value	2,139	27,202		8,065	4,944
Foreign currency, at value	1,487	—		—	70
Receivables:
Investment securities sold	45,110	1,748		344	1,598
Shares of beneficial interest sold	—	570		338	401
Interest	5,218	—	(a)	— (a)	—	(a)
Securities lending income (net)	— (a)	37		21	—
Dividends	—	16		55	194
Dividend reclaims	—	—		—	2
Unrealized appreciation on forward foreign currency contracts	—	—		—	56
	$384,842	$277,381		$149,111	$180,504
Liabilities:
Due to custodian	—	—		—	48
Accounts payable and accrued liabilities:
Investment securities purchased	1,708	4,740		1,688	919
Shares of beneficial interest redeemed	99	25		18	17
Management and advisory fees	302	181		110	145
Administration fees	7	5		2	3
Capital gains tax	—	—		—	328
Other	34	27		21	48
Collateral for securities on loan	74	16,191		17,383	—
Unrealized depreciation on forward foreign currency contracts	—	—		—	404
	2,224	21,169		19,222	1,912
Net assets	$382,618	$256,212		$129,889	$178,592

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$388,320	$253,163		$143,672	$151,334
Undistributed (accumulated) net investment income (loss)	990	1		(25)	308
Undistributed (accumulated) net realized gain (loss) from investments	(25,905)	(6,017)		(16,837)	3,011
Net unrealized appreciation (depreciation) on:
Investment securities	19,291	9,065		3,079	24,617
Translation of assets and liabilities denominated in foreign currencies	(78)	—		—	(678)
Net assets	$382,618	$256,212		$129,889	$178,592

Shares outstanding	37,396	26,758		14,725	14,810

Net asset value and offering price per share	$10.23	$9.58		$8.82	$12.06

Investment securities, at cost	$311,596	$238,743		$137,209	$148,622
Repurchase agreement, at cost	$2,139	$27,202		$8,065	$4,944
Foreign currency, at cost	$1,563	$—		$—	$70
Securities loaned, at value	$72	$15,776		$16,924	$—

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS

For the year ended October 31, 2009

(all amounts in thousands)

	Transamerica AllianceBernstein International Value	Transamerica BlackRock Global Allocation		Transamerica BlackRock Large Cap Value	Transamerica BlackRock Natural Resources	Transamerica BNY Mellon Market Neutral Strategy	Transamerica Federated Market Opportunity
Investment income:
Dividend income	$9,039	$6,005		$12,232	$1,381	$1,618	$826
Withholding taxes on foreign dividends	(892)	(209)		—	(65)	—	(52)
Interest income	2	5,955		1	1	2	359
Securities lending income (net)	195	279		55	51	1	41
	8,344	12,030		12,288	1,368	1,621	1,174

Expenses:
Management and advisory	2,148	2,984		3,579	721	1,304	635
Transfer agent	— (a)	—	(a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	10	6		7	1	1	3
Custody	163	460		52	20	59	35
Administration	50	81		91	18	19	16
Legal	8	13		15	3	3	3
Audit and tax	22	82		21	31	23	25
Trustees	5	9		10	2	2	2
Registration	—	1		—	—	—	—
Dividend on securities sold short	—	—		—	—	1,695	—
Broker expense on short sales	—	—		—	—	257	—
Other	7	9		10	3	2	2
Total expenses	2,413	3,645		3,785	799	3,365	721

Net investment income (loss)	5,931	8,385		8,503	569	(1,744)	453

Net realized gain (loss) on transactions from:
Investment securities	(103,738)	(23,548	)(b)	(118,880)	(3,500)	(34,146)	(13,957)
Futures contracts	—	3,949		—	—	—	—
Written option contracts	—	679		—	—	—	108
Swap agreements	—	(103)		—	—	—	—
Foreign currency transactions	(2,299)	(2,890)		—	(8)	—	2,447
Securities sold short	—	—		—	—	24,416	—
	(106,037)	(21,913)		(118,880)	(3,508)	(9,730)	(11,402)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	155,231	91,883	(c)	131,940	23,795	42,548	21,104
Futures contracts	—	(1,263)		—	—	—	—
Written option contracts	—	(806)		—	—	—	218
Swap agreements	—	231		—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	102	999		—	26	—	(612)
Securities sold short	—	—		—	—	(41,185)	—
Change in unrealized appreciation (depreciation):	155,333	91,044		131,940	23,821	1,363	20,710
Net realized and unrealized gain (loss)	49,296	69,131		13,060	20,313	(8,367)	9,308
Net increase (decrease) in net assets resulting from operations	$55,227	$77,516		$21,563	$20,882	$(10,111)	$9,761

The notes to the financial statements are an integral part of this report.

For the period or year ended October 31, 2009

	Transamerica JPMorgan Core Bond*		Transamerica JPMorgan International Bond	Transamerica JPMorgan Mid Cap Value	Transamerica Loomis Sayles Bond	Transamerica Neuberger Berman International	Transamerica Oppenheimer Developing Markets
Investment income:
Dividend income	$—		$—	$4,358	$1,030	$9,349	$8,369
Withholding taxes on foreign dividends	—		—	(13)	(30)	(764)	(662)
Interest income	1,764		20,465	1	51,472	3	1
Securities lending income (net)	—		25	107	126	220	129
	1,764		20,490	4,453	52,598	8,808	7,837

Expenses:
Management and advisory	292		3,543	1,257	4,253	3,137	4,194
Transfer agent	—	(a)	— (a)	— (a)	— (a)	— (a)	—	(a)
Printing and shareholder reports	1		9	4	9	5	5
Custody	18		322	29	140	234	589
Administration	13		138	30	133	65	74
Legal	2		21	5	21	52	13
Audit and tax	23		32	21	27	25	93
Trustees	2		14	4	15	7	8
Registration	7		—	—	—	—	2
Other	—		18	4	12	8	5
Total expenses	358		4,097	1,354	4,610	3,533	4,983

Net investment income	1,406		16,393	3,099	47,988	5,275	2,854

Net realized gain (loss) on transactions from:
Investment securities	14		10,760	(25,131)	(22,248)	(98,546)	(80,052	)(d)
Futures contracts	—		2,940	—	—	—	—
Foreign currency transactions	—		3,935	—	(88)	(732)	697
	14		17,635	(25,131)	(22,336)	(99,278)	(79,355)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	1,435		85,002	43,368	230,253	179,139 (e)	254,813	(f)
Futures contracts	—		(979)	—	—	—	—
Translation of assets and liabilities denominated in foreign currencies	—		(5,270)	—	139	88	(634)
Change in unrealized appreciation (depreciation):	1,435		78,753	43,368	230,392	179,227	254,179
Net realized and unrealized gain	1,449		96,388	18,237	208,056	79,949	174,824
Net increase in net assets resulting from operations	$2,855		$112,781	$21,336	$256,044	$85,224	$177,678

The notes to the financial statements are an integral part of this report.

For the year ended October 31, 2009

	Transamerica Oppenheimer Small- & Mid-Cap Value	Transamerica Schroders International Small Cap	Transamerica Third Avenue Value	Transamerica Thornburg International Value	Transamerica UBS Dynamic Alpha	Transamerica UBS Large Cap Value
Investment income:
Dividend income	$3,133	$5,606	$6,422	$5,888	$1,953	$17,207
Withholding taxes on foreign dividends	(16)	(482)	(382)	(538)	(51)	—
Interest income	3	1	230	2	7	2
Securities lending income (net)	79	44	256	—	87	134
	3,199	5,169	6,526	5,352	1,996	17,343

Expenses:
Management and advisory	2,076	2,235	2,939	2,392	1,478	5,096
Transfer agent	— (a)	— (a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	3	3	5	4	2	9
Custody	47	223	113	173	115	69
Administration	45	42	74	46	21	133
Legal	7	7	11	8	4	22
Audit and tax	27	30	22	27	33	21
Trustees	5	5	8	6	2	15
Registration	3	3	2	6	—	—
Other	9	3	9	2	8	14
Total expenses	2,222	2,551	3,183	2,664	1,663	5,379
Expenses recaptured	—	26	—	45	—	—
Net expenses	2,222	2,577	3,183	2,709	1,663	5,379

Net investment income	977	2,592	3,343	2,643	333	11,964

Net realized gain (loss) on transactions from:
Investment securities	(44,773)	(13,733)	(85,810)	887	(46,478)	(205,633)
Futures contracts	—	—	—	—	1,886	—
Swap agreements	—	—	—	—	(11,824)	—
Foreign currency transactions	(54)	39	(148)	776	16,292	—
	(44,827)	(13,694)	(85,958)	1,663	(40,124)	(205,633)

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	107,779	92,499	127,243	66,602	58,000	234,116
Futures contracts	—	—	—	—	(12,343)	—
Swap agreements	—	—	—	—	9,514	—
Translation of assets and liabilities denominated in foreign currencies	—	102	(15)	(2,305)	(20,950)	—
Change in unrealized appreciation (depreciation):	107,779	92,601	127,228	64,297	34,221	234,116
Net realized and unrealized gain (loss)	62,952	78,907	41,270	65,960	(5,903)	28,483
Net increase (decrease) in net assets resulting from operations	$63,929	$81,499	$44,613	$68,603	$(5,570)	$40,447

The notes to the financial statements are an integral part of this report.

	Transamerica Van Kampen Emerging Markets Debt	Transamerica Van Kampen Mid-Cap Growth	Transamerica Van Kampen Small Company Growth	Transamerica WMC Emerging Markets
Investment income:
Dividend income	$—	$1,120	$506	$2,766
Withholding taxes on foreign dividends	—	(21)	—	(250)
Interest income	26,572	2	1	1
Securities lending income (net)	126	156	175	—
	26,698	1,257	682	2,517

Expenses:
Management and advisory	3,215	1,231	758	1,265
Transfer agent	— (a)	— (a)	— (a)	—	(a)
Printing and shareholder reports	5	2	1	2
Custody	82	49	29	248
Administration	70	31	16	22
Legal	11	5	3	3
Audit and tax	29	20	20	28
Trustees	7	4	2	3
Registration	—	3	2	2
Other	7	3	2	1
Total expenses	3,426	1,348	833	1,574
Expenses reimbursed	—	—	—	(34)
Net expenses	3,426	1,348	833	1,540

Net investment income (loss)	23,272	(91)	(151)	977

Net realized gain (loss) on transactions from:
Investment securities	(15,441)	1,479	(3,621)	3,963	(g)
Futures contracts	(1,763)	—	—	—
Foreign currency transactions	(186)	(14)	(6)	254
	(17,390)	1,465	(3,627)	4,217

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	100,765	51,429	22,009	46,164	(h)
Futures contracts	859	—	—	—
Translation of assets and liabilities denominated in foreign currencies	130	—	—	(1,169)
Change in unrealized appreciation (depreciation):	101,754	51,429	22,009	44,995
Net realized and unrealized gain	84,364	52,894	18,382	49,212
Net increase in net assets resulting from operations	$107,636	$52,803	$18,231	$50,189

(a) Rounds to less than $1.

(b) Net of foreign capital gains tax of $1.

(c) Net of foreign capital gains tax of $55.

(d) Net of foreign capital gains tax of $150.

(e) Net of foreign capital gains tax of $14.

(f) Net of foreign capital gains tax of $466.

(g) Net of foreign capital gains tax of $191.

(h) Net of foreign capital gains tax of $328.

* Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica AllianceBernstein International Value		Transamerica BlackRock Global Allocation		Transamerica BlackRock Large Cap Value
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$5,931	$12,435	$8,385	$11,108	$8,503	$6,826
Net realized gain (loss)(a)	(106,037)	(38,030)	(21,913)	31,728	(118,880)	(57,165)
Change in unrealized appreciation (depreciation)(b)	155,333	(269,436)	91,044	(167,402)	131,940	(211,987)
Net increase (decrease) in net assets resulting from operations	55,227	(295,031)	77,516	(124,566)	21,563	(262,326)

Distributions to shareholders:
From net investment income	(12,685)	(7,597)	(22,476)	(13,764)	(8,083)	(4,474)
From net realized gains	—	(33,605)	(20,996)	(22,930)	—	(34,049)
Total distributions to shareholders	(12,685)	(41,202)	(43,472)	(36,694)	(8,083)	(38,523)

Capital share transactions:
Proceeds from shares sold	33,207	93,000	20,209	54,017	175,569	146,655
Dividends and distributions reinvested	12,685	41,202	43,472	36,694	8,083	38,523
Cost of shares redeemed	(20,703)	(68,849)	(26,527)	(72,154)	(25,273)	(32,648)
Net increase in net assets resulting from capital shares transactions	25,189	65,353	37,154	18,557	158,379	152,530

Net increase (decrease) in net assets	67,731	(270,880)	71,198	(142,703)	171,859	(148,319)

Net assets:
Beginning of year	248,337	519,217	377,781	520,484	461,816	610,135
End of year	$316,068	$248,337	$448,979	$377,781	$633,675	$461,816
Undistributed net investment income (loss)	$5,809	$12,245	$5,644	$21,295	$6,661	$6,241

Share activity:
Shares issued	4,629	7,797	2,172	4,536	22,694	15,062
Shares issued-reinvested from distributions	2,013	3,133	5,084	2,993	1,107	3,267
Shares redeemed	(3,691)	(8,235)	(2,809)	(6,380)	(3,379)	(4,257)
Net increase in shares outstanding	2,951	2,695	4,447	1,149	20,422	14,072

	Transamerica BlackRock Natural Resources		Transamerica BNY Mellon Market Neutral Strategy		Transamerica Federated Market Opportunity
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$569	$312	$(1,744)	$1,280	$453	$801
Net realized gain (loss)(a)	(3,508)	46	(9,730)	(1,772)	(11,402)	8,608
Change in unrealized appreciation (depreciation)(b)	23,821	(64,043)	1,363	4,178	20,710	(16,387)
Net increase (decrease) in net assets resulting from operations	20,882	(63,685)	(10,111)	3,686	9,761	(6,978)

Distributions to shareholders:
From net investment income	(413)	(323)	—	(6,638)	(39)	(769)
From net realized gains	(50)	(1,682)	—	—	(4,308)	—
From return of capital	—	—	(1,349)	—	(1,344)	—
Total distributions to shareholders	(463)	(2,005)	(1,349)	(6,638)	(5,691)	(769)

Capital share transactions:
Proceeds from shares sold	18,094	14,918	7,254	16,449	3,527	29,847
Dividends and distributions reinvested	463	2,005	1,349	6,638	5,691	769
Cost of shares redeemed	(4,886)	(20,760)	(31,809)	(11,181)	(2,206)	(2,136)
Net increase (decrease) in net assets resulting from capital shares transactions	13,671	(3,837)	(23,206)	11,906	7,012	28,480

Net increase (decrease) in net assets	34,090	(69,527)	(34,666)	8,954	11,082	20,733

Net assets:
Beginning of year	87,252	156,779	121,348	112,394	74,480	53,747
End of year	$121,342	$87,252	$86,682	$121,348	$85,562	$74,480
Undistributed (accumulated) net investment income (loss)	$433	$284	$—	$—	$—	$849

Share activity:
Shares issued	1,992	1,162	849	1,742	395	3,086
Shares issued-reinvested from distributions	63	148	145	730	664	81
Shares redeemed	(714)	(1,671)	(3,481)	(1,193)	(246)	(224)
Net increase (decrease) in shares outstanding	1,341	(361)	(2,487)	1,279	813	2,943

The notes to the financial statements are an integral part of this report.

For the period and years ended:

	Transamerica JPMorgan Core Bond*	Transamerica JPMorgan International Bond		Transamerica JPMorgan Mid Cap Value
	October 31, 2009	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$1,406	$16,393	$20,478	$3,099	$2,796
Net realized gain (loss)(a)	14	17,635	37,830	(25,131)	(1,435)
Change in unrealized appreciation (depreciation)(b)	1,435	78,753	(57,280)	43,368	(87,726)
Net increase (decrease) in net assets resulting from operations	2,855	112,781	1,028	21,336	(86,365)

Distributions to shareholders:
From net investment income	(1,127)	(43,396)	(30,789)	(3,382)	(2,266)
From net realized gains	—	(6,155)	—	(1,094)	(13,316)
Total distributions to shareholders	(1,127)	(49,551)	(30,789)	(4,476)	(15,582)

Capital share transactions:
Proceeds from shares sold	218,178	15,190	65,402	17,074	10,000
Dividends and distributions reinvested	1,127	49,551	30,789	4,476	15,582
Cost of shares redeemed	(5,217)	(94,085)	(129,179)	(20,344)	(46,524)
Net increase (decrease) in net assets resulting from capital shares transactions	214,088	(29,344)	(32,988)	1,206	(20,942)

Net increase (decrease) in net assets	215,816	33,886	(62,749)	18,066	(122,889)

Net assets:
Beginning of year	—	699,078	761,827	147,772	270,661
End of year	$215,816	$732,964	$699,078	$165,838	$147,772
Undistributed net investment income (loss)	$499	$10,160	$31,840	$2,369	$2,731

Share activity:
Shares issued	21,821	1,355	5,807	2,416	1,408
Shares issued-reinvested from distributions	112	4,407	2,798	643	1,389
Shares redeemed	(519)	(8,964)	(11,675)	(2,638)	(5,176)
Net increase (decrease) in shares outstanding	21,414	(3,202)	(3,070)	421	(2,379)

	Transamerica Loomis Sayles Bond		Transamerica Neuberger Berman International		Transamerica Oppenheimer Developing Markets
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$47,988	$40,626	$5,275	$10,066	$2,854	$8,340
Net realized gain (loss)(a)	(22,336)	5,644	(99,278)	(121,034)	(79,355)	47,480
Change in unrealized appreciation (depreciation)(b)	230,392	(223,926)	179,227	(235,226)	254,179	(381,426)
Net increase (decrease) in net assets resulting from operations	256,044	(177,656)	85,224	(346,194)	177,678	(325,606)

Distributions to shareholders:
From net investment income	(44,761)	(37,734)	(8,575)	(6,201)	(6,340)	(3,529)
From net realized gains	(4,085)	—	—	(46,627)	(57,434)	(53,093)
Total distributions to shareholders	(48,846)	(37,734)	(8,575)	(52,828)	(63,774)	(56,622)

Capital share transactions:
Proceeds from shares sold	35,720	273,608	142,391	151,963	39,328	87,581
Dividends and distributions reinvested	48,845	37,734	8,575	52,828	63,774	56,622
Cost of shares redeemed	(56,879)	(31,833)	(49,793)	(94,276)	(39,343)	(118,563)
Net increase in net assets resulting from capital shares transactions	27,686	279,509	101,173	110,515	63,759	25,640

Net increase (decrease) in net assets	234,884	64,119	177,822	(288,507)	177,663	(356,588)

Net assets:
Beginning of year	577,368	513,249	307,981	596,488	317,973	674,561
End of year	$812,252	$577,368	$485,803	$307,981	$495,636	$317,973
Undistributed net investment income (loss)	$5,777	$8,371	$4,121	$8,208	$2,441	$6,339

Share activity:
Shares issued	4,217	28,283	19,249	15,789	4,766	7,542
Shares issued-reinvested from distributions	6,195	3,970	1,441	4,574	10,204	3,762
Shares redeemed	(7,306)	(3,978)	(8,229)	(12,637)	(4,790)	(12,028)
Net increase (decrease) in shares outstanding	3,106	28,275	12,461	7,726	10,180	(724)

The notes to the financial statements are an integral part of this report.

For the year ended:

	Transamerica Oppenheimer Small- & Mid-Cap Value		Transamerica Schroders International Small Cap		Transamerica Third Avenue Value
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$977	$604	$2,592	$1,713	$3,343	$5,406
Net realized gain (loss)(a)	(44,827)	(26,228)	(13,694)	(7,358)	(85,958)	(20,981)
Change in unrealized appreciation (depreciation)(b)	107,779	(84,639)	92,601	(67,816)	127,228	(232,767)
Net increase (decrease) in net assets resulting from operations	63,929	(110,263)	81,499	(73,461)	44,613	(248,342)

Distributions to shareholders:
From net investment income	(701)	(7)	(1,875)	—	—	(9,916)
From net realized gains	—	(13,315)	—	—	—	(8,580)
Total distributions to shareholders	(701)	(13,322)	(1,875)	—	—	(18,496)

Capital share transactions:
Proceeds from shares sold	91,818	64,372	374,388	184,350	98,997	126,924
Dividends and distributions reinvested	701	13,322	1,875	—	—	18,496
Cost of shares redeemed	(14,352)	(9,349)	(20,869)	(2,234)	(56,905)	(220,315)
Net increase (decrease) in net assets resulting from capital shares transactions	78,167	68,345	355,394	182,116	42,092	(74,895)

Net increase (decrease) in net assets	141,395	(55,240)	435,018	108,655	86,705	(341,733)

Net assets:
Beginning of year	127,886	183,126	108,655	—	336,845	678,578
End of year	$269,281	$127,886	$543,673	$108,655	$423,550	$336,845
Undistributed (accumulated) net investment income (loss)	$789	$474	$2,970	$1,857	$3,221	$(41)

Share activity:
Shares issued	16,552	6,551	50,555	19,050	6,775	5,410
Shares issued-reinvested from distributions	123	1,142	328	—	—	693
Shares redeemed	(2,096)	(1,297)	(3,389)	(392)	(3,698)	(9,666)
Net increase (decrease) in shares outstanding	14,579	6,396	47,494	18,658	3,077	(3,563)

	Transamerica Thornburg International Value		Transamerica UBS Dynamic Alpha		Transamerica UBS Large Cap Value
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$2,643	$(19)	$333	$2,049	$11,964	$15,032
Net realized gain (loss)(a)	1,663	(1,861)	(40,124)	11,898	(205,633)	(40,819)
Change in unrealized appreciation (depreciation)(b)	64,297	(18,341)	34,221	(37,163)	234,116	(389,642)
Net increase (decrease) in net assets resulting from operations	68,603	(20,221)	(5,570)	(23,216)	40,447	(415,429)

Distributions to shareholders:
From net investment income	—	—	(606)	(2,297)	(16,273)	(9,912)
From net realized gains	(634)	—	(41,308)	—	—	(10,449)
From return of capital	—	—	(1,013)	—	—	—
Total distributions to shareholders	(634)	—	(42,927)	(2,297)	(16,273)	(20,361)

Capital share transactions:
Proceeds from shares sold	480,007	100,000	7,143	20,811	326,000	301,727
Dividends and distributions reinvested	634	—	42,927	2,297	16,273	20,361
Cost of shares redeemed	(36,587)	(263)	(60,123)	(41,329)	(65,816)	(65,223)
Net increase (decrease) in net assets resulting from capital shares transactions	444,054	99,737	(10,053)	(18,221)	276,457	256,865

Net increase (decrease) in net assets	512,023	79,516	(58,550)	(43,734)	300,631	(178,925)

Net assets:
Beginning of year	79,516	—	165,567	209,301	701,997	880,922
End of year	$591,539	$79,516	$107,017	$165,567	$1,002,628	$701,997
Undistributed (accumulated) net investment income (loss)	$2,364	$—	$—	$—	$9,473	$13,782

Share activity:
Shares issued	55,369	10,000	1,233	2,108	38,667	29,211
Shares issued-reinvested from distributions	81	—	8,401	237	2,238	1,602
Shares redeemed	(4,377)	(35)	(11,261)	(4,416)	(9,307)	(7,465)
Net increase (decrease) in shares outstanding	51,073	9,965	(1,627)	(2,071)	31,598	23,348

The notes to the financial statements are an integral part of this report.

	Transamerica Van Kampen Emerging Markets Debt		Transamerica Van Kampen Mid- Cap Growth		Transamerica Van Kampen Small Company Growth
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income (loss)	$23,272	$20,607	$(91)	$242	$(151)	$1,212
Net realized gain (loss)(a)	(17,390)	(10,262)	1,465	(7,374)	(3,627)	(13,078)
Change in unrealized appreciation (depreciation)(b)	101,754	(96,386)	51,429	(64,974)	22,009	(53,280)
Net increase (decrease) in net assets resulting from operations	107,636	(86,041)	52,803	(72,106)	18,231	(65,146)

Distributions to shareholders:
From net investment income	(20,808)	(25,745)	(121)	(178)	(1,228)	(194)
From net realized gains	—	(10,119)	—	(7,668)	—	(17,774)
From return of capital	—	—	—	—	(126)	—
Total distributions to shareholders	(20,808)	(35,864)	(121)	(7,846)	(1,354)	(17,968)

Capital share transactions:
Proceeds from shares sold	1,679	102,612	106,246	66,567	65,454	22,945
Dividends and distributions reinvested	20,807	35,864	121	7,846	1,354	17,968
Cost of shares redeemed	(47,046)	(13,549)	(978)	(21,700)	(15,010)	(84,932)
Net increase (decrease) in net assets resulting from capital shares transactions	(24,560)	124,927	105,389	52,713	51,798	(44,019)

Net increase (decrease) in net assets	62,268	3,022	158,071	(27,239)	68,675	(127,133)

Net assets:
Beginning of year	320,350	317,328	98,141	125,380	61,214	188,347
End of year	$382,618	$320,350	$256,212	$98,141	$129,889	$61,214
Undistributed (accumulated) net investment income (loss)	$990	$4,534	$1	$92	$(25)	$1,203

Share activity:
Shares issued	179	9,937	13,628	5,898	8,645	2,409
Shares issued-reinvested from distributions	2,409	3,504	18	627	203	1,533
Shares redeemed	(5,349)	(1,551)	(106)	(2,163)	(2,401)	(8,982)
Net increase (decrease) in shares outstanding	(2,761)	11,890	13,540	4,362	6,447	(5,040)

	Transamerica WMC Emerging Markets
	October 31, 2009	October 31, 2008
From operations:
Net investment income	$977	$10
Net realized gain (loss)(a)	4,217	(2,334)
Change in unrealized appreciation (depreciation)(b)	44,995	(21,056)
Net decrease in net assets resulting from operations	50,189	(23,380)

Capital share transactions:
Proceeds from shares sold	56,923	100,000
Cost of shares redeemed	(4,647)	(493)
Net increase in net assets resulting from capital shares transactions	52,276	99,507

Net increase in net assets	102,465	76,127

Net assets:
Beginning of year	76,127	—
End of year	$178,592	$76,127
Undistributed net investment income (loss)	$308	$—

Share activity:
Shares issued	5,415	10,000
Shares redeemed	(542)	(63)
Net increase in shares outstanding	4,873	9,937

(a)	Net realized gain (loss) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency transactions.
(b)	Change in unrealized appreciation (depreciation) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency translation.
*	Commenced operations on July 1, 2009.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For the period or years ended:

For a share outstanding throughout each period

	Transamerica AllianceBernstein International Value
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$6.61	$14.88	$12.35	$10.00

Investment operations
Net investment income(b)	0.16	0.30	0.25	0.20
Net realized and unrealized gain (loss) on investments	1.37	(7.43)	2.65	2.16
Total from investment operations	1.53	(7.13)	2.90	2.36

Distributions
Net investment income	(0.35)	(0.21)	(0.15)	(0.01)
Net realized gains on investments	—	(0.93)	(0.22)	—
Total distributions	(0.35)	(1.14)	(0.37)	(0.01)

Net asset value
End of year	$7.79	$6.61	$14.88	$12.35

Total return(c)	24.32%	(51.72)%	23.99%	23.67	%(d)

Net assets end of year	$316,068	$248,337	$519,217	$376,531

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.97%	0.94%	0.93%	0.99	%(e)
Before reimbursement/recapture	0.97%	0.94%	0.93%	0.99	%(e)
Net investment income, to average net assets	2.39%	2.71%	1.82%	1.91	%(e)
Portfolio turnover rate	59%	33%	36%	22	%(d)

For a share outstanding throughout each period

	Transamerica BlackRock Global Allocation
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$9.32	$13.23	$11.23	$10.00

Investment operations
Net investment income(b)	0.19	0.27	0.24	0.19
Net realized and unrealized gain (loss) on investments	1.55	(3.25)	2.15	1.06
Total from investment operations	1.74	(2.98)	2.39	1.25

Distributions
Net investment income	(0.55)	(0.35)	(0.20)	(0.02)
Net realized gains on investments	(0.52)	(0.58)	(0.19)	—
Total distributions	(1.07)	(0.93)	(0.39)	(0.02)

Net asset value
End of year	$9.99	$9.32	$13.23	$11.23

Total return(c)	20.57%	(24.23)%	21.95%	12.45	%(d)

Net assets end of year	$448,979	$377,781	$520,484	$490,941

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.90%	0.88%	0.85%	0.90	%(e)
Before reimbursement/recapture	0.90%	0.88%	0.85%	0.90	%(e)
Net investment income, to average net assets	2.08%	2.25%	2.04%	2.02	%(e)
Portfolio turnover rate	43%	49%	30%	31	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica BlackRock Large Cap Value
	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006(g)
Net asset value
Beginning of year	$7.61	$13.08	$12.15		$10.47

Investment operations
Net investment income(b)	0.13	0.13	0.12		0.07
Net realized and unrealized gain (loss) on investments	0.20	(4.78)	1.27		1.64
Total from investment operations	0.33	(4.65)	1.39		1.71

Distributions
Net investment income	(0.13)	(0.09)	(0.09)		(0.03)
Net realized gains on investments	—	(0.73)	(0.37)		—
Total distributions	(0.13)	(0.82)	(0.46)		(0.03)

Net asset value
End of year	$7.81	$7.61	$13.08		$12.15

Total return(c)	4.50%	(37.76)%	11.80%		16.36	%(d)

Net assets end of year	$633,675	$461,816	$610,135		$506,529

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.83%	0.83%	0.84%		0.84	%(e)
Before reimbursement/recapture	0.83%	0.83%	0.84%		0.84	%(e)
Net investment income, to average net assets	1.87%	1.21%	0.96%		0.62	%(e)
Portfolio turnover rate	130%	71%	69%		56	%(d)

For a share outstanding throughout each period

	Transamerica BlackRock Natural Resources				Transamerica BNY Mellon Market Neutral Strategy
	October 31, 2009	October 31, 2008	October 31, 2007(h)		October 31, 2009		October 31, 2008		October 31, 2007(h)
Net asset value
Beginning of year	$8.11	$14.11	$10.00		$9.51		$9.78		$10.00

Investment operations
Net investment income (loss)(b)	0.05	0.03	0.04		(0.17)		0.10		0.23
Net realized and unrealized gain (loss) on investments	1.91	(5.85)	4.07		(0.80)		0.20		(0.45)
Total from investment operations	1.96	(5.82)	4.11		(0.97)		0.30		0.22

Distributions
Net investment income	(0.04)	(0.03)	—		—		(0.57)		—
Net realized gains on investments	— (i)	(0.15)	—		—		—		—
Return of capital	—	—	—		(0.11)		—		—
Total distributions	(0.04)	(0.18)	—		(0.11)		(0.57)		—

Net asset value
End of year	$10.03	$8.11	$14.11		$8.43		$9.51		$9.78

Total return(c)	24.41%	(41.77)%	41.10	%(d)	(10.27)%		3.30%		(2.20	)%(d)

Net assets end of year	$121,342	$87,252	$156,779		$86,682		$121,348		$112,394

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.89%	0.86%	0.89	%(e)	3.61	%(f)	2.79	%(f)	3.05	%(e),(f)
Before reimbursement/recapture	0.89%	0.86%	0.89	%(e)	3.61	%(f)	2.79	%(f)	3.05	%(e),(f)
Net investment income (loss), to average net assets	0.63%	0.21%	0.39	%(e)	(1.87)%		1.05%		2.77	%(e)
Portfolio turnover rate	5%	4%	7	%(d)	463%		192%		119	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Federated Market Opportunity					Transamerica JPMorgan Core Bond
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)		October 31, 2009(j)
Net asset value
Beginning of year	$8.56	$9.33	$9.71	$10.00		$10.00

Investment operations
Net investment income(b)	0.05	0.11	0.24	0.27		0.07
Net realized and unrealized gain (loss) on investments	1.03	(0.77)	(0.34)	(0.30)		0.06
Total from investment operations	1.08	(0.66)	(0.10)	(0.03)		0.13

Distributions
Net investment income	(0.01)	(0.11)	(0.28)	(0.26)		(0.05)
Net realized gains on investments	(0.49)	—	—	—		—
Return of capital	(0.15)	—	—	—		—
Total distributions	(0.65)	(0.11)	(0.28)	(0.26)		(0.05)

Net asset value
End of year	$8.99	$8.56	$9.33	$9.71		$10.08

Total return(c)	13.01%	(7.16)%	(1.03)%	(0.35	)%(d)	1.34	%(d)

Net assets end of year	$85,562	$74,480	$53,747	$83,188		$215,816

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.89%	0.88%	0.93%	0.88	%(e)	0.55	%(e)
Before reimbursement/recapture	0.89%	0.88%	0.93%	0.88	%(e)	0.55	%(e)
Net investment income, to average net assets	0.56%	1.13%	2.49%	2.97	%(e)	2.15	%(e)
Portfolio turnover rate	180%	195%	97%	72	%(d)	3	%(d)

For a share outstanding throughout each period

	Transamerica JPMorgan International Bond
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$10.56	$11.00	$10.51	$10.00

Investment operations
Net investment income(b)	0.26	0.29	0.28	0.22
Net realized and unrealized gain (loss) on investments	1.59	(0.29)	0.59	0.49
Total from investment operations	1.85	— (i)	0.87	0.71

Distributions
Net investment income	(0.68)	(0.44)	(0.38)	(0.20)
Net realized gains on investments	(0.09)	—	—	—
Total distributions	(0.77)	(0.44)	(0.38)	(0.20)

Net asset value
End of year	$11.64	$10.56	$11.00	$10.51

Total return(c)	17.90%	(0.14)%	8.55%	7.12	%(d)

Net assets end of year	$732,964	$699,078	$761,827	$682,254

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.60%	0.61%	0.61%	0.64	%(e)
Before reimbursement/recapture	0.60%	0.61%	0.61%	0.64	%(e)
Net investment income, to average net assets	2.38%	2.55%	2.68%	2.34	%(e)
Portfolio turnover rate	53%	74%	86%	145	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica JPMorgan Mid Cap Value
	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006(g)
Net asset value
Beginning of year	$7.54	$12.32	$11.67		$10.09

Investment operations
Net investment income(b)	0.15	0.13	0.13		0.11
Net realized and unrealized gain (loss) on investments	0.82	(4.20)	1.13		1.57
Total from investment operations	0.97	(4.07)	1.26		1.68

Distributions
Net investment income	(0.17)	(0.10)	(0.11)		(0.05)
Net realized gains on investments	(0.06)	(0.61)	(0.50)		(0.05)
Total distributions	(0.23)	(0.71)	(0.61)		(0.10)

Net asset value
End of year	$8.28	$7.54	$12.32		$11.67

Total return(c)	13.39%	(34.92)%	11.07%		16.71	%(d)

Net assets end of year	$165,838	$147,772	$270,661		$245,188

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.90%	0.87%	0.87%		0.88	%(e)
Before reimbursement/recapture	0.90%	0.87%	0.87%		0.88	%(e)
Net investment income, to average net assets	2.05%	1.22%	0.98%		1.10	%(e)
Portfolio turnover rate	43%	45%	50%		46	%(d)

For a share outstanding throughout each period

	Transamerica Loomis Sayles Bond
	October 31, 2009	October 31, 2008	October 31, 2007(h)
Net asset value
Beginning of year	$7.34	$10.19	$10.00

Investment operations
Net investment income(b)	0.60	0.60	0.45
Net realized and unrealized gain (loss) on investments	2.61	(2.88)	(0.01)
Total from investment operations	3.21	(2.28)	0.44

Distributions
Net investment income	(0.57)	(0.57)	(0.25)
Net realized gains on investments	(0.05)	—	—
Total distributions	(0.62)	(0.57)	(0.25)

Net asset value
End of year	$9.93	$7.34	$10.19

Total return(c)	46.27%	(23.56)%	4.50	%(d)

Net assets end of year	$812,252	$577,368	$513,249

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.69%	0.69%	0.73	%(e)
Before reimbursement/recapture	0.69%	0.69%	0.73	%(e)
Net investment income, to average net assets	7.22%	6.34%	5.42	%(e)
Portfolio turnover rate	42%	24%	18	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Neuberger Berman International
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$5.95	$13.55	$11.74	$10.00

Investment operations
Net investment income(b)	0.10	0.19	0.15	0.12
Net realized and unrealized gain (loss) on investments	1.69	(6.63)	2.37	1.64
Total from investment operations	1.79	(6.44)	2.52	1.76

Distributions
Net investment income	(0.17)	(0.13)	(0.13)	(0.02)
Net realized gains on investments	—	(1.03)	(0.58)	—
Total distributions	(0.17)	(1.16)	(0.71)	(0.02)

Net asset value
End of year	$7.57	$5.95	$13.55	$11.74

Total return(c)	30.83%	(51.66)%	22.37%	17.61	%(d)

Net assets end of year	$485,803	$307,981	$596,488	$459,996

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	1.09%	1.06%	1.06%	1.07	%(e)
Before reimbursement/recapture	1.09%	1.06%	1.06%	1.07	%(e)
Net investment income, to average net assets	1.62%	1.87%	1.21%	1.21	%(e)
Portfolio turnover rate	75%	72%	57%	52	%(d)

For a share outstanding throughout each period

	Transamerica Oppenheimer Developing Markets
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$8.20	$17.07	$11.41	$10.00

Investment operations
Net investment income(b)	0.06	0.19	0.12	0.09
Net realized and unrealized gain (loss) on investments	3.51	(7.65)	5.99	1.37
Total from investment operations	3.57	(7.46)	6.11	1.46

Distributions
Net investment income	(0.16)	(0.09)	(0.06)	(0.05)
Net realized gains on investments	(1.49)	(1.32)	(0.39)	—
Total distributions	(1.65)	(1.41)	(0.45)	(0.05)

Net asset value
End of year	$10.12	$8.20	$17.07	$11.41

Total return(c)	56.01%	(47.48)%	55.27%	14.64	%(d)

Net assets end of year	$495,636	$317,973	$674,561	$362,080

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	1.35%	1.32%	1.34%	1.45	%(e)
Before reimbursement/recapture	1.35%	1.32%	1.34%	1.45	%(e)
Net investment income, to average net assets	0.77%	1.42%	0.87%	0.89	%(e)
Portfolio turnover rate	50%	67%	59%	77	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Oppenheimer Small- & Mid-Cap Value						Transamerica Schroders International Small Cap
	October 31, 2009	October 31, 2008	October 31, 2007		October 31, 2006(k)		October 31, 2009		October 31, 2008(l)
Net asset value
Beginning of year	$6.30	$13.18	$10.94		$10.00		$5.82		$10.00

Investment operations
Net investment income(b)	0.03	0.04	—		0.02		0.08		0.12
Net realized and unrealized gain (loss) on investments	1.41	(5.98)	2.44		0.92		2.41		(4.30)
Total from investment operations	1.44	(5.94)	2.44		0.94		2.49		(4.18)

Distributions
Net investment income	(0.02)	— (i)	(0.02)		—		(0.09)		—
Net realized gains on investments	—	(0.94)	(0.18)		—		—		—
Total distributions	(0.02)	(0.94)	(0.20)		—		(0.09)		—

Net asset value
End of year	$7.72	$6.30	$13.18		$10.94		$8.22		$5.82

Total return(c)	22.99%	(48.36)%	22.57%		9.40	%(d)	43.56%		(41.80	)%(d)

Net assets end of year	$269,281	$127,886	$183,126		$91,899		$543,673		$108,655

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.98%	1.00%	1.03	%(*)	1.15	%(e)	1.23%		1.27	%(e)
Before reimbursement/recapture	0.98%	1.00%	1.03	%(*)	1.22	%(e)	1.21%		1.30	%(e)
Net investment income, to average net assets	0.43%	0.34%	—%		0.74	%(e)	1.23%		1.96	%(e)
Portfolio turnover rate	110%	102%	118%		33	%(d)	46%		14	%(d)

For a share outstanding throughout each period

	Transamerica Third Avenue Value				Transamerica Thornburg International Value
	October 31, 2009	October 31, 2008	October 31, 2007(m)		October 31, 2009		October 31, 2008(n)
Net asset value
Beginning of year	$16.93	$28.93	$28.01		$7.98		$10.00

Investment operations
Net investment income(b)	0.15	0.24	0.14		0.10		—	(i)
Net realized and unrealized gain (loss) on investments	1.36	(11.45)	0.78		1.66		(2.02)
Total from investment operations	1.51	(11.21)	0.92		1.76		(2.02)

Distributions
Net investment income	—	(0.42)	—		—		—
Net realized gains on investments	—	(0.37)	—		(0.05)		—
Total distributions	—	(0.79)	—		(0.05)		—

Net asset value
End of year	$18.44	$16.93	$28.93		$9.69		$7.98

Total return(c)	8.92%	(39.75)%	3.28	%(d)	22.21%		(20.20	)%(d)

Net assets end of year	$423,550	$336,845	$678,578		$591,539		$79,516

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.87%	0.86%	0.86	%(e)	1.17%		1.35	%(e)
Before reimbursement/recapture	0.87%	0.86%	0.86	%(e)	1.15%		1.76	%(e)
Net investment income (loss), to average net assets	0.91%	1.00%	0.98	%(e)	1.14%		(0.18	)%(e)
Portfolio turnover rate	17%	29%	11	%(d)	39%		5	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica UBS Dynamic Alpha
	October 31, 2009	October 31, 2008	October 31, 2007(h)
Net asset value
Beginning of year	$8.60	$9.83	$10.00

Investment operations
Net investment income(b)	0.02	0.18	0.09
Net realized and unrealized loss on investments	(0.04)	(1.30)	(0.26)
Total from investment operations	(0.02)	(1.12)	(0.17)

Distributions
Net investment income	(0.03)	(0.11)	—
Net realized gains on investments	(2.40)	—	—
Return of capital	(0.07)	—	—
Total distributions	(2.50)	(0.11)	—

Net asset value
End of year	$6.08	$8.60	$9.83

Total return(c)	5.34%	(11.55)%	(1.70	)%(d)

Net assets end of year	$107,017	$165,567	$209,382

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	1.58%	1.51%	1.51	%(e)
Before reimbursement/recapture	1.58%	1.51%	1.51	%(e)
Net investment income, to average net assets	0.32%	1.81%	1.16	%(e)
Portfolio turnover rate	358%	84%	45	%(d)

For a share outstanding throughout each period

	Transamerica UBS Large Cap Value
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(o)
Net asset value
Beginning of year	$8.05	$13.79	$12.73	$10.95	$10.00

Investment operations
Net investment income(b)	0.14	0.21	0.19	0.14	0.12
Net realized and unrealized gain (loss) on investments	0.44	(5.64)	1.36	1.92	0.84
Total from investment operations	0.58	(5.43)	1.55	2.06	0.96

Distributions
Net investment income	(0.19)	(0.15)	(0.13)	(0.10)	(0.01)
Net realized gains on investments	—	(0.16)	(0.36)	(0.18)	—
Total distributions	(0.19)	(0.31)	(0.49)	(0.28)	(0.01)

Net asset value
End of year	$8.44	$8.05	$13.79	$12.73	$10.95

Total return(c)	7.56%	(40.19)%	12.48%	19.19%	9.60	%(d)

Net assets end of year	$1,002,628	$701,997	$880,922	$226,782	$94,135

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.81%	0.80%	0.81%	0.88%	0.92	%(e)
Before reimbursement/recapture	0.81%	0.80%	0.81%	0.88%	0.92	%(e)
Net investment income, to average net assets	1.80%	1.86%	1.41%	1.21%	1.14	%(e)
Portfolio turnover rate	66%	47%	27%	32%	43	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Van Kampen Emerging Markets Debt
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006		October 31, 2005(o)
Net asset value
Beginning of year	$7.98	$11.23	$10.91	$10.45		$10.00

Investment operations
Net investment income(b)	0.60	0.61	0.59	0.55		0.49
Net realized and unrealized gain (loss) on investments	2.18	(2.72)	0.46	0.52		0.45
Total from investment operations	2.78	(2.11)	1.05	1.07		0.94

Distributions
Net investment income	(0.53)	(0.79)	(0.63)	(0.54)		(0.49)
Net realized gains on investments	—	(0.35)	(0.10)	(0.07)		—
Total distributions	(0.53)	(1.14)	(0.73)	(0.61)		(0.49)

Net asset value
End of year	$10.23	$7.98	$11.23	$10.91		$10.45

Total return(c)	36.29%	(20.81)%	9.94%	10.61%		9.36	%(d)

Net assets end of year	$382,618	$320,350	$317,328	$425,726		$136,022

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.98%	0.98%	1.03%	1.03%		1.07	%(e)
Before reimbursement/recapture	0.98%	0.98%	1.03%	1.03%		1.07	%(e)
Net investment income, to average net assets	6.67%	5.92%	5.36%	5.24%		4.91	%(e)
Portfolio turnover rate	118%	81%	79%	79%		67	%(d)

For a share outstanding throughout each period

	Transamerica Van Kampen Mid-Cap Growth
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(p)
Net asset value
Beginning of year	$7.42	$14.16	$10.33	$10.00

Investment operations
Net investment income(b)	— (i)	0.02	0.04	0.01
Net realized and unrealized gain (loss) on investments	2.17	(5.90)	3.81	0.32
Total from investment operations	2.17	(5.88)	3.85	0.33

Distributions
Net investment income	(0.01)	(0.02)	(0.02)	—
Net realized gains on investments	—	(0.84)	—	—
Total distributions	(0.01)	(0.86)	(0.02)	—

Net asset value
End of year	$9.58	$7.42	$14.16	$10.33

Total return(c)	29.29%	(43.99)%	37.32%	3.30	%(d)

Net assets end of year	$256,212	$98,141	$125,380	$75,092

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.88%	0.87%	0.90%	0.92	%(e)
Before reimbursement/recapture	0.88%	0.87%	0.90%	0.92	%(e)
Net investment income (loss), to average net assets	(0.06)%	0.19%	0.32%	0.11	%(e)
Portfolio turnover rate	38%	40%	74%	50	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica Van Kampen Small Company Growth
	October 31, 2009	October 31, 2008		October 31, 2007	October 31, 2006	October 31, 2005(o)
Net asset value
Beginning of year	$7.39	$14.14		$12.78	$11.29	$10.00

Investment operations
Net investment income (loss)(b)	(0.02)	0.10		0.02	(0.02)	0.01
Net realized and unrealized gain (loss) on investments	1.62	(5.50)		1.81	1.69	1.28
Total from investment operations	1.60	(5.40)		1.83	1.67	1.29

Distributions
Net investment income	(0.15)	(0.02)		—	(0.01)	—
Net realized gains on investments	—	(1.33)		(0.47)	(0.17)	—
Return of capital	(0.02)	—		—	—	—
Total distributions	(0.17)	(1.35)		(0.47)	(0.18)	—

Net asset value
End of year	$8.82	$7.39		$14.14	$12.78	$11.29

Total return(c)	22.43%	(41.72)%		14.75%	14.92%	12.80	%(d)

Net assets end of year	$129,889	$61,214		$188,347	$301,649	$86,432

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	1.04%	1.02%		1.01%	1.01%	1.07	%(e)
Before reimbursement/recapture	1.04%	1.02%		1.01%	1.01%	1.07	%(e)
Net investment income (loss), to average net assets	(0.19)%	0.89%		0.13%	(0.19)%	0.06	%(e)
Portfolio turnover rate	40%	44%		71%	67%	75	%(d)

For a share outstanding throughout each period

	Transamerica WMC Emerging Markets
	October 31, 2009	October 31, 2008(q)
Net asset value
Beginning of year	$7.66	$10.00

Investment operations
Net investment income(b)	0.09	—	(i)
Net realized and unrealized gain (loss) on investments	4.31	(2.34)
Total from investment operations	4.40	(2.34)

Net asset value
End of year	$12.06	$7.66

Total return(c)	57.44%	(23.40	)%(d)

Net assets end of year	$178,592	$76,127

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	1.40%	1.40	%(e)
Before reimbursement/recapture	1.43%	2.26	%(e)
Net investment income, to average net assets	0.89%	0.15	%(e)
Portfolio turnover rate	141%	10	%(d)

The notes to the financial statements are an integral part of this report.

(a)	Commenced operations on December 6, 2005.
(b)	Calculated based on average number of shares outstanding.
(c)	Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.
(d)	Not annualized.
(e)	Annualized.
(f)	Includes dividends and interest on securities sold short (representing 2.09%, 1.30%, and 1.56% of Average Net Assets for 2009, 2008 and 2007, respectively).
(g)	Commenced operations on November 15, 2005.
(h)	Commenced operations on January 3, 2007.
(i)	Rounds to less than $(0.01) or $0.01.
(j)	Commenced operations on July 1, 2009.
(k)	Commenced operations on August 1, 2006.
(l)	Commenced operations on March 1, 2008.
(m)	Commenced operations on May 1, 2007.
(n)	Commenced operations on September 15, 2008.
(o)	Commenced operations on November 8, 2004.
(p)	Commenced operations on January 3, 2006.
(q)	Commenced operations on September 30, 2008.
(*)	Includes recaptured expenses by the investment adviser. The impact of recaptured expenses was 0.01% (see Note 2).

The notes to the financial statements are an integral part of this report.

Transamerica Clarion Global Real Estate Securities

(unaudited)

MARKET ENVIRONMENT

The past twelve months have been a period of positive total returns for global real estate stocks, which have advanced by more than 23% as improving capital market conditions and improving economic conditions have benefited investors. Governments and central banks responded quickly and aggressively to credit issues in the fourth quarter of the year 2008 and first quarter of the year 2009, providing access to significant capital support for financial institutions as well as interest rate cuts. The resulting impact is beginning to become evident via recent economic reports, including second quarter of Gross Domestic Product (“GDP”) data that surpassed expectations, which has led to positive revisions to future growth estimates and has led to an acknowledgment that the recession which impacted several of the world’s developed economies may have ended. The Asia-Pacific property stocks fared the best over the past twelve months, up 41%, followed by the European region and Americas, which were up 34% and 2%, respectively.

Within the Asia-Pacific region, performance was driven by the strength of the Singapore and Hong Kong markets, up 81% and 80%, respectively.  Economic growth in Asia has been robust. China’s economic growth accelerated to an 8.9% rate year-on-year versus 6.1% and 7.9% during the first two quarters of 2009, respectively.  Singapore revised its GDP growth forecast range for 2009 to -2.0% to -2.5% from the previous forecast range of -4% to -6%. The notable laggard in the region has been Japan, where property markets were up by a modest 9% during the past twelve months.

Within the European region, the return differential among countries has been quite substantial, ranging from a 156% return posted by Austria, the best-performing market during the period, to a -42% return posted by Spain, the poorest-performing market during the period. On the whole, the countries which fared the best in the current environment were the countries in the Benelux region as well as Germany and France; the countries which fared the worst were in Southern, Central and Eastern Europe as well as the U.K., which was down 5% during the period.

Within the North American region, U.S. property stocks were flat during the period while Canadian property companies posted a 33% increase.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Clarion Global Real Estate Securities Class I returned 15.72%. By comparison, its benchmark, the Standard & Poor’s Developed Property Index (“S&P Developed Property”), returned 23.43%.

STRATEGY REVIEW

While absolute returns were strong during the period, the Fund lagged its benchmark as the result of both stock selection and asset allocation decisions.  Stock selection, which accounted for approximately half of the period’s underperformance, was mixed as positive stock selection in the Americas and the U.K was more than offset by sub-par stock selection in the Asia-Pacific region (primarily Japan, Australia and Singapore), while stock selection in Continental Europe was flat.

Country allocation decisions hurt returns as an average underweight to the outperforming Asia-Pacific region, along with an overweight to the underperforming Americas more than offset the positive contribution of country selection decisions in Europe.

Transamerica Clarion Global Real Estate Securities offers a global strategy for real estate securities investors in the U.S. The Fund generally owns between 80-110 real estate stocks with the goal of outperforming the S&P Developed Property. The Fund seeks to own attractively priced stocks that own property in markets with favorable underlying real estate fundamentals. The global universe of public real estate companies is approximately three times the size of the U.S. public company universe, which offers additional choices and diversification opportunities to the manager.

The Fund continues to maintain a bias toward high-quality companies. We remain overweight sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering more transparency, strong balance sheets and good, experienced management teams. This focus on quality has driven our longer-term outperformance.

We believe global property companies are fairly valued. We estimate the average global property company is trading in-line with our internal estimate of inherent private real estate market value.

The rationale for a global listed property strategy remains very much intact including diversification via low long-term correlation to broad equities and bonds, attractive current yield, reasonable valuations and the continued, gradual spread of the Real Estate Investment Trust (“REIT”) structure globally. Through an average four percent to five percent dividend yield plus, fundamentals which we believe are bottoming, and access to the capital markets, global property stocks may be well-positioned to deliver modestly attractive total returns over the next several years.

We appreciate your continued faith and confidence in our portfolio management team.

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Steven D. Burton, CFA

Co-Portfolio Managers

ING Clarion Real Estate Securities, L.P.

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	15.72%	0.98%	11/15/2005
S&P Developed Property*	23.43%	(1.48)%	11/15/2005

NOTES

* The Standard & Poor’s Developed Property (“S&P Developed Property”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this fund. This fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica Jennison Growth

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2009 was marked by a severe decline in financial markets followed by an even sharper rebound. The credit crisis that began in 2008 escalated as the period began, prompting unprecedented coordination between the US Treasury and Federal Reserve in efforts to resuscitate credit markets and stabilize the financial system. A collapsing housing market, debt deflation, rising unemployment, and stalled production and consumption contributed to the most severe recession since the Great Depression.

President Obama moved swiftly after his inauguration in January 2009 to revive the economy. New programs designed to thaw credit and address the issue of distressed bank loans were introduced, capital was injected into major financial institutions, and an almost $800 billion fiscal stimulus package was enacted.

In the second half of the period, signs of economic stabilization led to a strong resurgence in the US equity market. Distressed sale prices, low interest rates, increased mortgage credit, and first-time homebuyers’ tax credits stimulated housing activity. Stimulus measures revitalized car sales, and declines in retail sales and corporate revenue moderated.

After contracting steeply at the end of 2008 and in the first quarter of 2009, US Gross Domestic Product (“GDP”) grew 3.5% in 2009’s third quarter. However, unemployment, which climbed to 9.8% at the end of September, remained a substantial impediment to growth and suggested an uneven path to recovery.

PERFORMANCE

For the year ended October 31, 2009, Transamerica Jennison Growth Class I returned 21.79%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 17.51%.

STRATEGY REVIEW

The Fund is built from the bottom up based on the fundamentals of individual companies. Technology positions contributed to positive return. Apple’s gain was fueled by better-than-expected iPod and iPhone sales. The company’s cutting-edge software for managing, editing, and sharing content is making Apple a prime beneficiary of the digitization of music, photos, and video. With iPhone, Apple is also seeing significant incremental growth in the mobile phone market. We believe the company’s creativity and innovation in product design and marketing will continue to drive share gains.

Internet search leader Google advanced on solid earnings growth and margin expansion. We consider Google’s technological lead and dominant position in Internet search a unique strength that has enabled it to monetize search traffic at a meaningfully higher rate than its competitors. Its continued investment in capacity and research and development should, we believe, lead to new streams of revenue through product, format, and technological innovation.

In the consumer discretionary sector, Amazon.com’s strong earnings reflected the ongoing secular shift toward e-commerce and market share gains by the world’s largest online retailer.

Goldman Sachs was a standout performer in financials, advancing on strong earnings and revenue. We view the company as “best in class” and expect it to continue to benefit from its solid balance sheet and deft navigation of the uneven market environment.

In health care, optical care leader Alcon rose on better-than-expected earnings and moves by Swiss pharmaceutical company Novartis to buy a majority stake in it. Pharmacy-benefits manager Medco Health Solutions gained on strong retail prescriptions and operating leverage.

Key individual detractors from return included Celgene, Thermo Fisher Scientific, and First Solar. Thermo, a provider of instruments and services to scientists and manufacturers, declined on disappointing earnings and revenue, while First Solar fell as price discounting by competitors pressured its pricing and profit margins. We eliminated the Fund’s positions in both stocks.

Celgene declined on concerns that its drug Revlimid might not meet high sales expectations. Already approved in patients who have failed other therapies, Revlimid is being tested as a first-line treatment for the blood cancer multiple myeloma. We like the prospects for its approval as an initial therapy and believe the drug could eventually be approved to treat other diseases, such as non-Hodgkin’s lymphoma and chronic lymphocytic leukemia.

Michael A. Del Balso

Spiros Segalas

Blair A. Boyer

Co-Portfolio Managers

Jennison Associates LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	21.79%	(1.39)%	11/15/2005
Russell 1000® Growth *	17.51%	(1.19)%	11/15/2005

NOTES

* The Russell 1000® Growth (“Russell 1000® Growth”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica MFS International Equity

(unaudited)

MARKET ENVIRONMENT

The global economy and financial markets deteriorated amid extraordinary volatility over most of the reporting period. Through the first quarter, the headwinds in the U.S. included the housing market, corporate investment, the job market, and tighter credit. The downturn in economic activity experienced in the fourth quarter of 2008 and the first quarter of 2009 was among the most intense in the post-WW II period. Not only did Europe and Japan fall into deep recessions, but emerging markets also contracted. The recovery has been similarly synchronized, led by emerging Asian economies, but broadening to include most of the global economy. Drivers of the recovery included an unwinding of the inventory destocking, as well as massive fiscal and monetary stimulus. As a result, credit conditions and equity indices improved considerably during the second half of the period. Nevertheless, the degree of financial and macroeconomic dislocation remained significant.

During the first half of the period, the Fed implemented its final interest rate cut, and the U.S. Treasury began implementing a massive stimulus package. Central banks around the world also cut interest rates dramatically. Globally, policy makers sought to coordinate rescue efforts, resulting in the establishment of swap lines among the Federal Reserve and a number of other central banks, as well as an increase in the financial resources of the International Monetary Fund. By the middle of the period, several central banks had approached their lower bound on policy rates and were examining quantitative easing to loosen monetary policy to offset the continuing fall in economic activity. However, by the end of the period, there were signs that the worst of the macroeconomic deterioration had passed, which caused a rise in asset valuations. As asset prices rebounded in the second half of the period and the demand for liquidity waned, the debate concerning monetary exit strategies had begun, creating uncertainty regarding the forward path of policy rates.

PERFORMANCE

For the year ended October 31, 2009, Transamerica MFS International Equity Class I returned 24.01%. By comparison, its benchmark, the Morgan Stanley Capital International-Europe, Australasia, and Far East Index (“MSCI-EAFE”), returned 28.41%.

STRATEGY REVIEW

Stock selection in the consumer staples sector held back performance relative to the MSCI-EAFE. Overweighted positions in manufacturer Kao Corp. (Japan) and alcoholic drink producer DiageoPLC (U.K.) were among the portfolio’s top detractors as the stocks significantly underperformed the benchmark over the reporting period.

An underweighted position in the financial services sector hindered relative returns. Within this sector, our holdings of reinsurance company Swiss Reinsurance (Switzerland) was a top relative detractor. Not holding strong-performing Spanish bank operator Banco Santander also hurt.

Strong stock selection in the retailing sector was the primary contributor to relative performance. Our overweighted positions in luxury goods company LVMH Moët Hennessy Louis Vuitton (France) and consumer products trading company Li & Fung (Hong Kong) boosted relative results as both stocks significantly outperformed the benchmark over the reporting period.

Driven by stock selection, the industrial goods and services sector also contributed to relative performance. The portfolio’s holdings of electrical distribution equipment maker Schneider Electric S.A. (France) and wiring accessories company Legrand S.A. (France) bolstered results.

David R. Mannheim

Marcus L. Smith

Co-Portfolio Managers

MFS® Investment Management

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	24.01%	(13.57)%	06/10/2008
MSCI-EAFE*	28.41%	(17.38)%	06/10/2008

NOTES

* The Morgan Stanley Capital International-Europe, Australasia, and Far East (“MSCI EAFE”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

International investing involves special risks including currency fluctuations, political instability, and different financial accounting standards. This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica PIMCO Real Return TIPS

(unaudited)

MARKET ENVIRONMENT

During the start of the fiscal year most fixed-income securities lost ground along with other financial assets as the most severe credit crisis since the 1930s rocked global markets with the collapse and troubles of large financial institutions. Massive deleveraging arising from the subprime debacle produced an upheaval in the U.S. financial system and an unprecedented level of intervention by the Federal Reserve (“Fed”) and the Treasury was implemented during the fiscal year. Through the end of 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the U.K. steepened as investors fled to the safety of government bonds, especially shorter maturities.

During 2009, capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity into the economy via purchases of U.S. Treasuries and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

PERFORMANCE

For the year ended October 31, 2009, Transamerica PIMCO Real Return TIPS Class I returned 21.00%.  By comparison, its benchmark, the Barclays Capital Global Real US TIPS Index, returned 17.15%.

STRATEGY REVIEW

An emphasis on shorter maturities in the U.S., U.K., and Euroland added to returns over the past fiscal year as yield curves steepened across all three regions. Overweight nominal duration in the U.S. during the second half of the fiscal year detracted from returns as U.S. yields rose; however, an overweight to nominal duration during the first half of the year partially mitigated the negative effect as yields fell. Favoring inflation-linked bonds (“ILBs”) over nominal securities in Japan added to returns, as real yields fell over the year. In the U.S., an overweight to Treasury Inflation-Protected Securities (“TIPS”) was also positive for performance as they outperformed their nominal counterparts. An allocation to U.S. agency mortgages was positive for returns as these bonds outperformed U.S. Treasuries, as mortgage-backed securities (“MBS”) benefitted from the success of the Fed MBS Purchase Program.  Exposure to investment-grade corporates also added to returns as the sector outperformed U.S. Treasuries over the fiscal year; security selection within high-grade financials added further to returns. Beyond core sectors, an allocation to emerging market debt added to returns as the rally in emerging market debt continued through October; spreads over comparable maturity U.S. Treasuries continued to narrow, finishing near the lowest level of the year.  Additionally, an allocation to high yield bonds added to returns over the period as the sector outperformed like-duration treasuries.  Exposure to municipal bonds also contributed to performance as inflows into municipal funds remained strong and new issue supply was modest.

Mihir Worah

Portfolio Manager

Pacific Investment Management Company LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	21.00%	5.08%	11/08/2004
Barclays Capital U.S. Global Real TIPS*	17.15%	4.83%	11/08/2004

NOTES

* The Barclays Capital Global Real US TIPS (“Barclays Capital U.S. Global Real TIPS”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund.  You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Transamerica PIMCO Total Return

(unaudited)

MARKET ENVIRONMENT

During the start of the fiscal year most fixed-income securities lost ground along with other financial assets as the most severe credit crisis since the 1930s rocked global markets with the collapse and troubles of large financial institutions. Massive deleveraging arising from the subprime debacle produced an upheaval in the U.S. financial system and an unprecedented level of intervention by the Federal Reserve (“Fed”) and the Treasury was implemented during the fiscal year. Through the end of 2008, interest rates fell worldwide and yield curves in the U.S., Europe and the U.K. steepened as investors fled to the safety of government bonds, especially shorter maturities.

During 2009, capital flowed back toward riskier assets. Government policy initiatives helped restore a measure of stability to financial markets after the extreme stress and volatility of 2008. Higher U.S. Treasury yields were a drag on economic recovery as they muted the impact of narrower yield and credit premiums for borrowers, especially in the home mortgage market. While some of the weakening in U.S. Treasury valuations could be explained by a reversal of 2008’s flight to liquidity and quality, other factors were in play as well. Investors worried that the massive new issuance of U.S. Treasuries looming on the horizon would overwhelm demand. Another concern was that the Fed’s injection of liquidity into the economy via purchases of U.S. Treasuries and other securities, a tactic known as quantitative easing, would eventually fuel inflation once the economy started to recover.

PERFORMANCE

For the year ended October 31, 2009, Transamerica PIMCO Total Return Class I returned 23.74%. By comparison, its benchmark, the Barclays Capital U.S. Aggregate Bond Index, returned 13.79%.

STRATEGY REVIEW

An emphasis on shorter maturities in the U.S., U.K., and Euroland added to returns over the past fiscal year as yield curves steepened across all three regions. U.S. duration positioning detracted from performance over the year as U.S. yields fell in the first half and rose in the second half. An overweight to mortgages was positive for returns as these bonds outperformed U.S. Treasuries, as mortgage-backed securities (“MBS”) benefitted from the success of the Fed MBS Purchase Program. An underweight to investment grade corporates detracted from returns as the sector outperformed U.S. Treasuries over the fiscal year; however security selection within high-grade financials helped mitigate this negative effect. Beyond core sectors, a small allocation to emerging market debt added to returns as the rally in emerging market debt continued through October; spreads over comparable maturity U.S. Treasuries continued to narrow, finishing near the lowest level of the year. Additionally, an allocation to high yield bonds added to returns over the period as the sector outperformed like-duration treasuries, and exposure to municipal bonds also contributed to performance as inflows into municipal funds remained strong and new issue supply was modest.

Chris P. Dialynas

Portfolio Manager

Pacific Investment Management Company LLC

Average Annual Total Return for Periods Ended 10/31/2009

	1 Year	10 Years or Life of Fund	Inception Date
Class I (NAV)	23.74%	7.46%	11/15/2005
Barclays Capital U.S. Aggregate Bond*	13.79%	6.17%	11/15/2005

NOTES

* The Barclays Capital U.S. Aggregate Bond (“Barclays Capital U.S. Aggregate Bond”) Index is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Fund calculation is based on life of the Fund. You cannot invest directly in an Index.

The performance data presented represents past performance; future results may vary. Performance data does not reflect the deduction of taxes that would be paid on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamericafunds.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Adviser. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Adviser.

This material must be preceded or accompanied by a current prospectus, which includes specific contents regarding the investment objectives and policies of this Fund. This Fund is only available in Class I shares, which are not available for direct investment by the public.

Understanding Your Funds’ Expenses

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees, dividend expense on short-sales, and other fund expenses.

The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the funds and to compare these costs with the ongoing costs of investing in other funds.

The examples are based on an investment of $1,000 invested at May 1, 2009 and held for the entire period until October 31, 2009.

ACTUAL EXPENSES

The information in the table under the heading “Actual Expenses” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLES FOR COMPARISON PURPOSES

The information in the table under the heading “Hypothetical Expenses” provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the advisory and administrative fees, such as fees and expenses of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (b)
Fund Name	Beginning Account Value	Ending Account Value	Expenses Paid During Period (a)	Ending Account Value	Expenses Paid During Period (a)	Annualized Expense Ratio
Transamerica Clarion Global Real Estate Securities	$1,000.00	$1,359.20	$5.47	$1,020.57	$4.69	0.92%
Transamerica Jennison Growth	1,000.00	1,192.30	4.64	1,020.97	4.28	0.84%
Transamerica MFS International Equity	1,000.00	1,303.50	6.21	1,019.81	5.45	1.07%
Transamerica PIMCO Real Return TIPS	1,000.00	1,104.40	3.87	1,021.53	3.72	0.73%
Transamerica PIMCO Total Return	1,000.00	1,145.20	4.00	1,021.48	3.77	0.74%

(a)

Expenses are calculated using the funds’ annualized expense ratios (as disclosed in the table), multiplied by the average account values for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(b)	5% return per year before expenses.

Schedules of Investments Composition

At October 31, 2009

(The following charts summarize the Schedules of Investments of the funds by asset type)

(unaudited)

Transamerica Clarion Global Real Estate Securities

Common Stock	96.7%
Securities Lending Collateral	3.7
Repurchase Agreement	1.8
Investment Company	0.4
Other Assets and Liabilities - Net	(2.6)
Total	100.0%

Transamerica Jennison Growth

Common Stock	99.2%
Repurchase Agreement	0.3
Other Assets and Liabilities - Net	0.5
Total	100.0%

Transamerica MFS International Equity

Common Stock	98.2%
Repurchase Agreement	1.5
Securities Lending Collateral	0.6
Other Assets and Liabilities - Net	(0.3)
Total	100.0%

Transamerica PIMCO Real Return TIPS

U.S. Government Obligation	95.6%
Corporate Debt Securities	15.9
Repurchase Agreement	1.9
Mortgage-Backed Securities	1.5
Certificate of Deposit	1.4
Foreign Government Obligations	1.1
U.S. Government Agency Obligations	0.8
Asset-Backed Securities	0.4
Municipal Government Obligations	0.3
Loan Assignment	0.3
Convertible Preferred Stock	0.0	*
Other Assets and Liabilities - Net	(19.2	)(a)
Total	100.0%

Transamerica PIMCO Total Return

U.S. Government Agency Obligations	42.4%
Corporate Debt Securities	24.4
U.S. Government Obligations	16.6
Mortgage-Backed Securities	10.3
Municipal Government Obligations	5.4
Asset-Backed Securities	3.6
Foreign Government Obligations	1.4
Loan Assignments	0.9
Convertible Preferred Stocks	0.4
Preferred Stocks	0.2
Repurchase Agreement	0.2
Short-Term U.S. Government Obligations	0.2
Securities Lending Collateral	0.1
Other Assets and Liabilities - Net	(6.1	)(a)
Total	100.0%

(a)  The Other Assets and Liabilities - Net category may include, but is not limited to, Forward Currencies Contracts, Futures Contracts, Swap Agreements, Written Options and Swaptions, and Securities Sold Short.

*  Amount rounds to less than 0.05% or (0.05)%.

Transamerica Clarion Global Real Estate Securities

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 96.7%
Australia - 11.5%
CFS Retail Property Trust REIT Λ	1,020,400	$1,753
Dexus Property Group REIT	5,341,398	3,774
Goodman Group REIT	6,263,255	3,358
GPT Group REIT	3,473,868	1,773
ING Office Fund	2,833,300	1,495
Lend Lease Corp., Ltd.	240,300	1,992
Mirvac Group REIT	1,600,451	2,096
Stockland REIT	1,524,840	5,065
Westfield Group REIT	1,055,443	11,435
Austria - 0.2%
Immoeast AG ‡Λ	104,000	549
Bermuda - 2.5%
Great Eagle Holdings, Ltd.	192,400	503
Hongkong Land Holdings, Ltd. Λ	653,900	3,087
Kerry Properties, Ltd.	654,000	3,658
Brazil - 1.3%
BR Malls Participacoes SA ‡	218,700	2,421
PDG Realty SA Empreendimentos e Participacoes	142,200	1,203
Canada - 1.1%
Calloway REIT	57,700	943
Canadian REIT	21,200	501
Primaris Retail REIT	47,700	694
RioCan REIT	52,000	881
Cayman Islands - 0.7%
KWG Property Holding, Ltd.	1,732,500	1,241
Shui On Land, Ltd.	1,031,600	625
Finland - 0.1%
Sponda OYJ ‡	60,330	216
France - 7.4%
Gecina SA REIT	11,730	1,248
ICADE REIT	5,730	603
Klepierre REIT	107,744	4,466
Mercialys SA REIT	57,721	2,326
Unibail-Rodamco REIT	55,920	12,384
Hong Kong - 13.3%
Cheung Kong Holdings, Ltd.	895,424	11,421
Hang Lung Group, Ltd.	398,848	2,020
Hang Lung Properties, Ltd.	866,000	3,267
Henderson Land Development Co., Ltd.	318,000	2,250
Link REIT	763,300	1,733
Sino Land Co., Ltd.	306,700	587
Sun Hung Kai Properties, Ltd.	924,145	13,953
Wharf Holdings, Ltd.	562,250	3,049
Japan - 12.0%
AEON Mall Co., Ltd. Λ	52,600	1,102
Daito Trust Construction Co., Ltd.	30,700	1,276
Daiwa House Industry Co., Ltd.	254,900	2,723
Frontier Real Estate Investment Corp. REIT Λ	193	1,455
Japan Excellent, Inc. -Class A REIT	36	169
Japan Logistics Fund, Inc. REIT	142	1,079
Japan Real Estate Investment Corp. REIT	145	1,157
Japan Retail Fund Investment Corp. REIT Λ	57	268
Kenedix Realty Investment Corp. REIT Λ	263	754
Mitsubishi Estate Co., Ltd.	384,620	5,810
Mitsui Fudosan Co., Ltd.	562,246	9,097
Nippon Accommodations Fund, Inc. REIT Λ	105	580
Nippon Building Fund, Inc. REIT	27	221
NTT Urban Development Corp.	343	276
ORIX, Inc. -Class A REIT	307	1,406
Sumitomo Realty & Development Co., Ltd.	288,900	5,478
Top REIT, Inc. -Class A REIT Λ	34	151
United Urban Investment Corp. -Class A REIT	196	1,143
Jersey, Channel Island - 0.5%
Atrium European Real Estate, Ltd. ‡§	216,800	1,384
Luxembourg - 0.3%
Gagfah SA	96,750	920
Netherlands - 1.4%
Corio NV REIT	47,032	3,189
Eurocommercial Properties NV REIT	21,411	928
Norway - 0.9%
Norwegian Property ASA ‡	1,318,010	2,500
Singapore - 2.6%
Ascendas REIT	1,682,039	2,186
Capitaland, Ltd. Λ	1,239,550	3,594
CapitaMall Trust REIT ‡Λ	724,414	814
City Developments, Ltd. Λ	121,000	848
Sweden - 0.4%
Castellum AB	128,290	1,194
Switzerland - 0.7%
Swiss Prime Site AG ‡	36,760	2,023
United Kingdom - 7.1%
British Land Co. PLC REIT	570,942	4,410
Derwent London PLC REIT	31,319	638
Grainger PLC	111,160	522
Hammerson PLC REIT	444,802	2,950
Helical Bar PLC	85,550	464
Land Securities Group PLC REIT	700,332	7,577
Liberty International PLC REIT	287,009	2,119
Safestore Holdings PLC	574,000	1,334
Segro PLC REIT	63,355	365
United States - 32.7%
Acadia Realty Trust REIT	49,710	790
Alexandria Real Estate Equities, Inc. REIT Λ	36,400	1,972
AMB Property Corp. REIT	104,600	2,299
Apartment Investment & Management Co. -Class A REIT	107,900	1,333
AvalonBay Communities, Inc.	39,325	2,705
Boston Properties, Inc. REIT	42,900	2,607
BRE Properties, Inc. REIT	58,900	1,604
Camden Property Trust REIT	54,300	1,968
Corporate Office Properties Trust REIT	7,100	236
Digital Realty Trust, Inc. REIT	61,600	2,780
Duke Realty Corp. REIT	175,400	1,971
Equity Residential REIT	51,900	1,499
Essex Property Trust, Inc. REIT	14,500	1,090
Extra Space Storage, Inc. REIT	65,100	623
Federal Realty Investment Trust REIT	32,900	1,942
HCP, Inc. REIT	155,200	4,592
Highwoods Properties, Inc. REIT	74,300	2,045
Host Hotels & Resorts, Inc. REIT	356,443	3,604
Kimco Realty Corp. REIT	88,900	1,124
Liberty Property Trust	107,500	3,157
Macerich Co. REIT	145,025	4,322
Nationwide Health Properties, Inc. REIT	131,200	4,231
Omega Healthcare Investors, Inc. REIT	80,900	1,226
ProLogis REIT	347,700	3,939
Public Storage REIT	32,700	2,407
Regency Centers Corp. REIT	43,600	1,463
Simon Property Group, Inc. REIT	214,575	14,568
SL Green Realty Corp. REIT	48,200	1,868
Tanger Factory Outlet Centers REIT	55,900	2,128
Taubman Centers, Inc. REIT	44,900	1,370
UDR, Inc. REIT	192,883	2,774
Ventas, Inc. REIT	100,900	4,049
Vornado Realty Trust REIT	122,294	7,284
Weingarten Realty Investors REIT	107,500	1,989
Total Common Stocks (cost $272,253)		$276,233

The notes to the financial statements are an integral part of this report.

	Shares	Value
INVESTMENT COMPANY - 0.4%
Luxembourg - 0.4%
ProLogis European Properties	165,150	$1,065
Total Investment Company (cost $781)

Principal
REPURCHASE AGREEMENT - 1.8%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $5,220 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $5,329.	$5,220	5,220
Total Repurchase Agreement (cost $5,220)

	Shares
SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	10,431,464	10,431
Total Securities Lending Collateral (cost $10,431)
Total Investment Securities (cost $288,685) #		292,949
Other Assets and Liabilities - Net		(7,447)

Net Assets		$285,502

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Real Estate Investment Trusts	62.6%	$183,646
Real Estate Management & Development	31.6	92,587
Capital Markets	0.4	1,065
Investment Securities, at Value	94.6	277,298
Short-Term Investments	5.4	15,651
Total Investments	100.0%	$292,949

NOTES TO SCHEDULE OF INVESTMENTS:

Λ	All or a portion of this security is on loan. The value of all securities on loan is $9,871.
‡	Non-income producing security.
▲	Rate shown reflects the yield at 10/31/2009.
§	Illiquid. These securities aggregated to $1,384, or 0.48%, of the fund’s net assets.
#

Aggregate cost for federal income tax purposes is $307,035. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $10,417 and $24,503, respectively. Net unrealized depreciation for tax purposes is $14,086.

DEFINITION:

REIT	Real Estate Investment Trust (includes domestic REITs and Foreign Real Estate Investment Companies)

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$1,203	$—	$—	$1,203
Equities - Financials	100,931	174,099	—	275,030
Investment Company - Financials	—	1,065	—	1,065
Cash & Cash Equivalent - Repurchase Agreement	—	5,220	—	5,220
Cash & Cash Equivalent - Securities Lending Collateral	10,431	—	—	10,431
Total	$112,565	$180,384	$—	$292,949

The notes to the financial statements are an integral part of this report.

Transamerica Jennison Growth

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 1.2%
Precision Castparts Corp.	47,300	$4,519
United Technologies Corp.	50,940	3,130
Auto Components - 0.6%
Johnson Controls, Inc.	173,200	4,143
Beverages - 2.1%
PepsiCo, Inc.	224,300	13,581
Biotechnology - 5.1%
Celgene Corp. ‡	239,500	12,226
Gilead Sciences, Inc. ‡	410,594	17,471
Vertex Pharmaceuticals, Inc. ‡	118,000	3,960
Capital Markets - 4.4%
Charles Schwab Corp.	512,700	8,890
Goldman Sachs Group, Inc.	107,500	18,294
Morgan Stanley	38,800	1,246
Chemicals - 0.8%
Praxair, Inc.	64,600	5,132
Communications Equipment - 5.4%
Cisco Systems, Inc. ‡	709,900	16,221
QUALCOMM, Inc.	464,700	19,243
Computers & Peripherals - 9.2%
Apple, Inc. ‡	155,500	29,312
Hewlett-Packard Co.	304,800	14,466
International Business Machines Corp.	55,600	6,706
NetApp, Inc. ‡	349,100	9,443
Diversified Financial Services - 0.9%
JPMorgan Chase & Co.	146,400	6,115
Electronic Equipment & Instruments - 1.1%
Agilent Technologies, Inc. ‡	288,118	7,128
Energy Equipment & Services - 2.9%
Schlumberger, Ltd.	208,800	12,987
Weatherford International, Ltd. ‡	346,300	6,071
Food & Staples Retailing - 2.8%
Costco Wholesale Corp.	137,900	7,840
CVS Caremark Corp.	285,000	10,061
Food Products - 1.2%
Cadbury PLC	119,400	1,510
Unilever PLC	222,989	6,661
Health Care Equipment & Supplies - 4.2%
Alcon, Inc.	107,100	15,292
Baxter International, Inc.	226,500	12,245
Health Care Providers & Services - 2.7%
Medco Health Solutions, Inc. ‡	314,500	17,650
Hotels, Restaurants & Leisure - 1.5%
Marriott International, Inc. -Class A	245,800	6,159
Starbucks Corp. ‡	194,500	3,692
Household Products - 1.8%
Colgate-Palmolive Co.	151,700	11,928
Internet & Catalog Retail - 4.1%
Amazon.com, Inc. ‡	222,800	26,471
Internet Software & Services - 6.5%
Baidu, Inc. ADR ‡	16,349	6,179
Google, Inc. -Class A ‡	60,116	32,229
Tencent Holdings, Ltd.	229,000	3,987
IT Services - 5.8%
Mastercard, Inc. -Class A	74,400	16,295
Visa, Inc. -Class A	286,800	21,728
Life Sciences Tools & Services - 0.4%
Illumina, Inc. ‡	90,700	2,911
Media - 1.7%
Walt Disney Co.	407,700	11,159
Multiline Retail - 3.1%
Kohl’s Corp. ‡	190,500	10,900
Target Corp.	193,000	9,347
Oil, Gas & Consumable Fuels - 6.5%
Occidental Petroleum Corp.	211,300	16,033
Petroleo Brasileiro SA ADR	219,400	10,141
Southwestern Energy Co. ‡	236,800	10,320
Suncor Energy, Inc.	182,200	6,016
Pharmaceuticals - 8.2%
Abbott Laboratories	162,000	8,192
Mylan, Inc. ‡	280,200	4,550
Novartis AG ADR	132,000	6,857
Roche Holding AG ADR	314,600	12,553
Shire PLC ADR	132,060	7,039
Teva Pharmaceutical Industries, Ltd. ADR	270,400	13,651
Road & Rail - 1.0%
Union Pacific Corp.	122,800	6,771
Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. ‡	579,900	2,668
Analog Devices, Inc.	237,500	6,087
Software - 9.5%
Adobe Systems, Inc. ‡	437,900	14,424
Microsoft Corp.	850,600	23,588
Oracle Corp.	450,000	9,495
Salesforce.com, Inc. ‡	100,600	5,709
SAP AG ADR	157,000	7,107
VMware, Inc. -Class A ‡	60,800	2,337
Specialty Retail - 0.7%
Tiffany & Co.	110,703	4,350
Textiles, Apparel & Luxury Goods - 2.5%
Coach, Inc.	106,650	3,516
Nike, Inc. -Class B	209,730	13,041
Total Common Stocks (cost $588,293)		648,973

	Principal
REPURCHASE AGREEMENT - 0.3%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $2,046 on 11/02/2009. Collateralized by a U.S. Government Obligation, zero coupon, due 04/08/2010, and with a value of $2,089.	$2,046	2,046
Total Repurchase Agreement (cost $2,046)

Total Investment Securities (cost $590,339) #		651,019
Other Assets and Liabilities - Net		3,591

Net Assets		$654,610

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

NOTES TO SCHEDULE OF INVESTMENTS:

‡	Non-income producing security.
#

Aggregate cost for federal income tax purposes is $600,896. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $56,566 and $6,443, respectively. Net unrealized appreciation for tax purposes is $50,123.

DEFINITION:

ADR	American Depositary Receipt

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$92,777	$—	$—	$92,777
Equities - Consumer Staples	43,410	8,171	—	51,581
Equities - Energy	61,568	—	—	61,568
Equities - Financials	34,545	—	—	34,545
Equities - Health Care	134,598	—	—	134,598
Equities - Industrials	14,420	—	—	14,420
Equities - Information Technology	231,121	3,988	—	235,109
Equities - Materials	5,132	—	—	5,132
Equities - Telecommunication Services	19,243	—	—	19,243
Cash & Cash Equivalent - Repurchase Agreement	—	2,046	—	2,046
Total	$636,814	$14,205	$—	$651,019

The notes to the financial statements are an integral part of this report.

Transamerica MFS International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts except share amounts in thousands)

	Shares	Value
COMMON STOCKS - 98.2%
Austria - 0.6%
Erste Group Bank AG Λ	58,836	$2,365
Bermuda - 0.9%
Li & Fung, Ltd.	840,000	3,525
Canada - 2.1%
Canadian National Railway Co.	174,423	8,414
Czech Republic - 0.8%
Komercni Banka AS	16,346	3,205
France - 20.5%
Air Liquide SA	65,178	7,020
AXA SA	377,828	9,397
GDF Suez	185,969	7,775
Groupe Danone SA	103,239	6,202
Legrand SA	170,642	4,629
LVMH Moet Hennessy Louis Vuitton SA	153,952	15,942
Pernod-Ricard SA	84,872	7,070
Schneider Electric SA	127,097	13,217
Total SA Λ	107,096	6,409
Vivendi	139,723	3,876
Germany - 11.8%
Bayer AG	146,247	10,148
Beiersdorf AG	75,432	4,646
Deutsche Boerse AG	78,106	6,326
E.ON AG	82,599	3,166
Linde AG	132,687	13,926
Merck KGaA	57,701	5,424
SAP AG	71,776	3,251
Hong Kong - 0.6%
CNOOC, Ltd.	1,696,000	2,515
India - 1.5%
Infosys Technologies, Ltd. ADR	129,700	5,966
Italy - 0.8%
Intesa Sanpaolo SpA ‡	767,808	3,231
Japan - 10.8%
AEON Credit Service Co., Ltd.	208,100	2,004
Canon, Inc.	213,600	8,052
Fanuc, Ltd.	58,000	4,818
Hirose Electric Co., Ltd. Λ	8,700	897
Hoya Corp.	331,200	7,289
INPEX Corp.	1,017	8,305
KAO Corp.	160,000	3,564
Konica Minolta Holdings, Inc.	109,500	1,029
Lawson, Inc.	40,100	1,793
Shin-Etsu Chemical Co., Ltd.	63,800	3,383
Tokyo Electron, Ltd.	33,100	1,862
Jersey, Channel Islands - 2.0%
WPP PLC	903,527	8,097
Korea, Republic of - 1.4%
Samsung Electronics Co., Ltd.	9,236	5,558
Mexico - 1.1%
America Movil SAB de CV -Series L ADR	75,230	3,320
Grupo Modelo SAB de CV -Series C ‡	200,600	930
Netherlands - 6.7%
Heineken NV	269,415	11,910
TNT NV	279,222	7,405
Wolters Kluwer NV	318,722	7,105
Singapore - 1.0%
Singapore Telecommunications, Ltd.	1,959,150	4,063
South Africa - 0.7%
MTN Group, Ltd.	181,791	2,707
Switzerland - 15.8%
Actelion, Ltd. ‡	58,811	3,242
Compagnie Financiere Richemont SA	155,469	4,352
Givaudan SA	9,843	7,307
Julius Baer Group, Ltd.	141,120	5,312
Nestle SA	396,120	18,420
Roche Holding AG	111,490	17,857
Sonova Holding AG	23,427	2,411
Swiss Reinsurance Co., Ltd.	31,145	1,268
UBS AG ‡	139,120	2,320
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	441,111	4,208
United Kingdom - 15.9%
BHP Billiton PLC	76,126	2,051
Burberry Group PLC	260,189	2,295
Diageo PLC	593,838	9,672
GlaxoSmithKline PLC	123,352	2,530
Hays PLC	997,270	1,598
HSBC Holdings PLC	535,287	5,915
Ladbrokes PLC	611,971	1,219
Reckitt Benckiser Group PLC	302,856	15,044
Royal Dutch Shell PLC -Class A	233,642	6,898
Smiths Group PLC	269,113	3,928
Standard Chartered PLC	277,272	6,802
Tesco PLC	468,171	3,122
William Hill PLC	723,374	1,986
United States - 2.1%
Synthes, Inc.	70,415	8,353
Total Common Stocks (cost $353,666)		389,846

Principal
REPURCHASE AGREEMENT - 1.5%
State Street Repurchase Agreement 0.01%, dated 10/30/2009, to be repurchased at $5,878 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.00%, due 12/15/2017, and with a value of $5,996.	$5,878	5,878
Total Repurchase Agreement (cost $5,878)

	Shares
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	2,296,479	2,296
Total Securities Lending Collateral (cost $2,296)
Total Investment Securities (cost $361,840) #		398,020
Other Assets and Liabilities - Net		(1,266)

Net Assets		$396,754

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

INVESTMENTS BY INDUSTRY (unaudited):	Percentage of Total Investments	Value
Pharmaceuticals	9.0%	$35,959
Chemicals	7.9	31,636
Beverages	7.3	29,582
Food Products	6.3	24,622
Oil, Gas & Consumable Fuels	6.0	24,127
Textiles, Apparel & Luxury Goods	5.6	22,589
Commercial Banks	5.4	21,518
Media	4.8	19,078
Household Products	4.7	18,608
Electrical Equipment	4.4	17,846
Semiconductors & Semiconductor Equipment	3.0	11,628
Health Care Equipment & Supplies	2.7	10,764
Insurance	2.7	10,665
Office Electronics	2.2	9,081
Road & Rail	2.1	8,414
Electronic Equipment & Instruments	2.1	8,186
Multi-Utilities	2.0	7,775
Capital Markets	1.9	7,632
Air Freight & Logistics	1.9	7,405
Diversified Financial Services	1.6	6,326
Wireless Telecommunication Services	1.6	6,027
IT Services	1.5	5,966
Food & Staples Retailing	1.3	4,915
Machinery	1.2	4,818
Personal Products	1.2	4,646
Diversified Telecommunication Services	1.0	4,063
Industrial Conglomerates	1.0	3,928
Distributors	0.9	3,525
Software	0.8	3,251
Biotechnology	0.8	3,242
Hotels, Restaurants & Leisure	0.8	3,205
Electric Utilities	0.8	3,166
Metals & Mining	0.5	2,051
Consumer Finance	0.5	2,004
Professional Services	0.4	1,598
Investment Securities, at Value	97.9	389,846
Short-Term Investments	2.1	8,174
Total Investments	100.0%	$398,020

NOTES TO SCHEDULE OF INVESTMENTS:

Λ                         All or a portion of this security is on loan. The value of all securities on loan is $2,186.

‡                       Non-income producing security.

▲                  Rate shown reflects the yield at 10/31/2009.

#                      Aggregate cost for federal income tax purposes is $362,113. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $39,466 and $3,559, respectively. Net unrealized appreciation for tax purposes is $35,907.

DEFINITION:

ADR	American Depositary Receipt

The notes to the financial statements are an integral part of this report.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Consumer Discretionary	$—	$48,399	$—	$48,399
Equities - Consumer Staples	2,932	79,443	—	82,375
Equities - Energy	—	24,126	—	24,126
Equities - Financials	5,312	42,833	—	48,145
Equities - Health Care	—	49,964	—	49,964
Equities - Industrials	8,414	35,594	—	44,008
Equities - Information Technology	10,174	27,938	—	38,112
Equities - Materials	—	33,688	—	33,688
Equities - Telecommunication Services	3,320	6,769	—	10,089
Equities - Utilities	—	10,940	—	10,940
Cash & Cash Equivalent - Repurchase Agreement	—	5,878	—	5,878
Cash & Cash Equivalent - Securities Lending Collateral	2,296	—	—	2,296
Total	$32,448	$365,572	$—	$398,020

The notes to the financial statements are an integral part of this report.

Transamerica PIMCO Real Return TIPS

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 95.6%
U.S. Treasury Inflation Indexed Bond
1.75%, 01/15/2028		$2,060	$1,983
2.00%, 01/15/2026		30,664	30,937
2.38%, 01/15/2025 - 01/15/2027		92,407	98,077
2.50%, 01/15/2029		9,047	9,735
3.38%, 04/15/2032		608	752
3.63%, 04/15/2028		40,031	49,635
3.88%, 04/15/2029		48,898	63,021
U.S. Treasury Inflation Indexed Note
0.63%, 04/15/2013		1,225	1,236
1.25%, 04/15/2014		1,938	1,990
1.38%, 07/15/2018		6,906	6,936
1.63%, 01/15/2018		14,629	14,985
1.88%, 07/15/2013 - 07/15/2019		100,481	105,246
2.00%, 04/15/2012 - 01/15/2016		131,432	138,167
2.13%, 01/15/2019		804	856
2.38%, 04/15/2011 - 01/15/2017		101,223	106,501
2.50%, 07/15/2016		14,213	15,445
2.63%, 07/15/2017		19,577	21,542
3.00%, 07/15/2012		21,726	23,326
3.38%, 01/15/2012		11,126	11,905
3.50%, 01/15/2011		4,216	4,401
U.S. Treasury Note
0.88%, 04/30/2011 (a)		9,587	9,627
1.13%, 06/30/2011		3,300	3,324
3.00%, 08/31/2016		700	703
Total U.S. Government Obligations (cost $680,603)			720,330

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%
Fannie Mae
0.39%, 08/25/2034 *		131	126
1.96%, 10/01/2044 *		67	66
Freddie Mac
0.34%, 02/01/2011 * (b)		313	313
0.48%, 02/15/2019 *		3,888	3,886
4.50%, 05/15/2017		98	102
5.00%, 02/15/2020		1,532	1,601
Total U.S. Government Agency Obligations (cost $6,067)			6,094

FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Japanese Government CPI Linked Bond
1.20%, 06/10/2017 - 12/10/2017	JPY	589,870	6,063
1.40%, 06/10/2018	JPY	238,320	2,461
Total Foreign Government Obligations (cost $7,269)			8,524

MORTGAGE-BACKED SECURITIES - 1.5%
Banc of America Commercial Mortgage, Inc.
Series 2007-5, Class A4
5.49%, 02/10/2051		$530	469
Banc of America Mortgage Securities, Inc.
Series 2004-1, Class 5A1
6.50%, 09/25/2033		51	52
Bear Stearns Adjustable Rate Mortgage Trust
Series 2005-2, Class A1
2.86%, 03/25/2035 *		947	851
Series 2005-2, Class A2
2.20%, 03/25/2035 *		324	290
Series 2005-5, Class A1
2.46%, 08/25/2035 *		289	256
Series 2005-5, Class A2
4.55%, 08/25/2035 *		512	455
Citigroup Mortgage Loan Trust, Inc.
Series 2005-11, Class A1A
2.81%, 12/25/2035 *		44	40
Series 2005-6, Class A1
2.51%, 08/25/2035 *		344	325
Series 2005-6, Class A2
4.25%, 08/25/2035 *		455	408
Series 2005-6, Class A3
4.10%, 08/25/2035 *		70	62
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2007-CD5, Class A4
5.89%, 11/15/2044		400	395
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2005-3, Class 1A2
0.53%, 04/25/2035 *		1,202	651
Series 2005-R2, Class 1AF1
0.58%, 06/25/2035 -144A *		313	215
Greenpoint Mortgage Funding Trust
Series 2005-AR1, Class A2
0.46%, 06/25/2045 *		511	270
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
3.94%, 09/25/2035 *		897	801
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB17, Class A4
5.43%, 12/12/2043		510	494
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3
5.87%, 09/15/2045		200	182
Master Alternative Loans Trust
Series 2006-2, Class 2A1
0.64%, 03/25/2036 *		907	439
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049		300	251
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049		1,200	1,104
Residential Accredit Loans, Inc.
Series 2006-QO6, Class A1
0.42%, 06/25/2046 *		1,336	525
Sequoia Mortgage Trust
Series 5, Class A
0.60%, 10/19/2026 *		148	112
Structured Asset Mortgage Investments, Inc.
Series 2006-AR5, Class 1A1
0.45%, 05/25/2046 *		1,134	642
Wachovia Bank Commercial Mortgage Trust
Series 2006-C23, Class A4
5.42%, 01/15/2045		720	687
Series 2006-C28, Class A4
5.57%, 10/15/2048		400	388
WaMu Mortgage Pass Through Certificates
Series 2003-AR9, Class 2A
2.88%, 09/25/2033 *		881	820
Total Mortgage-Backed Securities (cost $12,421)			11,184

The notes to the financial statements are an integral part of this report.

		Principal	Value
ASSET-BACKED SECURITIES - 0.4%
CSAB Mortgage Backed Trust
Series 2006-1, Class A6A
6.17%, 06/25/2036		$1,282	$634
Equity One, Inc.
Series 2004-1, Class AV2
0.54%, 04/25/2034 *		48	30
Ford Credit Auto Owner Trust
Series 2009-D, Class A1
0.36%, 09/15/2010 -144A		1,443	1,443
GSAMP Trust
Series 2004-SEA2, Class A2A
0.53%, 03/25/2034 *		7	7
Morgan Stanley Mortgage Loan Trust
Series 2006-12XS, Class A6A
5.73%, 10/25/2036		498	275
Small Business Administration
Series 2004-P10A, Class 1
4.50%, 02/01/2014		365	376
Truman Capital Mortgage Loan Trust
Series 2004-1, Class A1
0.58%, 01/25/2034 -144A *		6	6
Total Asset-Backed Securities (cost $3,276)			2,771

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2047		500	369
State of California
5.00%, 11/01/2037		600	550
Tobacco Settlement Financing Corp.
6.00%, 06/01/2023		460	463
7.47%, 06/01/2047		675	534
Total Municipal Government Obligations (cost $2,144)			1,916

CORPORATE DEBT SECURITIES - 15.9%
Capital Markets - 2.6%
Goldman Sachs Group, Inc.
0.58%, 06/28/2010 *		3,000	3,003
0.74%, 03/22/2016 *		5,455	5,010
6.60%, 01/15/2012		500	544
Morgan Stanley - Series MTN
0.53%, 01/09/2012 *		200	196
Morgan Stanley
0.58%, 01/09/2014 *		700	661
0.73%, 10/18/2016 *		800	721
2.55%, 05/14/2010 *		9,400	9,499
Commercial Banks - 3.6%
ANZ National International, Ltd./New Zealand
6.20%, 07/19/2013 -144A		1,700	1,858
ANZ National Int’l Ltd./London
0.87%, 08/19/2014 -144A *		2,000	2,018
Bank of Scotland PLC
4.88%, 04/15/2011 Reg S §		1,100	1,141
Credit Suisse/New York NY
5.00%, 05/15/2013		6,900	7,365
HBOS PLC
6.75%, 05/21/2018 -144A		1,000	923
National Australia Bank, Ltd.
5.35%, 06/12/2013 -144A		1,400	1,500
Royal Bank of Scotland Group PLC
7.09%, 09/29/2017 Ž ■	EUR	300	203
Wachovia Bank NA
0.42%, 12/02/2010 *		$1,200	1,196
1.35%, 05/14/2010 *		7,300	7,333
Wachovia Corp.
0.41%, 04/23/2012 *		1,100	1,076
Wells Fargo & Co.
7.98%, 03/15/2018 Ž ■		1,500	1,404
Wells Fargo Capital XIII
7.70%, 03/26/2013 Ž ■		800	744
Computers & Peripherals - 0.4%
Hewlett-Packard Co.
2.25%, 05/27/2011		3,100	3,160
Consumer Finance - 0.3%
American Express Credit Corp.
1.64%, 05/27/2010 *		2,600	2,610
Diversified Financial Services - 5.1%
Citigroup Capital XXI
8.30%, 12/21/2057 ■		800	740
Citigroup Funding, Inc.
1.33%, 05/07/2010 *		6,600	6,618
Citigroup, Inc.
0.52%, 05/18/2011 *		1,500	1,471
Ford Motor Credit Co. LLC
7.25%, 10/25/2011		1,950	1,913
7.80%, 06/01/2012		150	147
General Electric Capital Corp.
0.29%, 12/21/2012 *		2,800	2,801
2.63%, 12/28/2012		7,000	7,188
Green Valley, Ltd.
4.34%, 01/10/2011 -144A * §	EUR	300	425
JPMorgan Chase & Co.
5.38%, 10/01/2012		$400	437
Longpoint Re, Ltd.
5.55%, 05/08/2010 -144A * §		600	605
Macquarie Bank, Ltd.
3.30%, 07/17/2014 -144A		7,200	7,296
Metropolitan Life Global Funding I
2.20%, 06/10/2011 -144A *		7,000	6,989
Mystic Re, Ltd.
10.36%, 06/07/2011 -144A * §		1,000	1,023
Vita Capital III, Ltd.
1.41%, 01/01/2012 -144A * §		400	365
Health Care Providers & Services - 0.8%
Roche Holdings, Inc.
2.39%, 02/25/2011 -144A *		6,400	6,564
Household Durables - 0.5%
Black & Decker Corp.
8.95%, 04/15/2014		3,000	3,540
Insurance - 2.1%
AIG SunAmerica Life Assurance Company
0.43%, 07/26/2010 *		2,500	2,364
American International Group, Inc.
8.18%, 05/15/2058 ■		3,650	2,190
8.63%, 05/22/2038 Reg S ■	GBP	500	455
Foundation RE II, Ltd.
7.19%, 11/26/2010 -144A * §		$500	495
Marsh & McLennan Cos., Inc.
5.75%, 09/15/2015		6,000	6,321
New York Life Global Funding
4.65%, 05/09/2013 -144A		1,600	1,691

The notes to the financial statements are an integral part of this report.

(all amounts except shares amounts in thousands)

	Principal	Value
Insurance - (continued)
Pacific Life Global Funding
5.15%, 04/15/2013 -144A	$500	$524
Residential Reinsurance 2007, Ltd.
7.61%, 06/07/2010 -144A * §	1,600	1,621
Oil, Gas & Consumable Fuels - 0.1%
GAZ Capital SA
7.34%, 04/11/2013 -144A	300	315
8.15%, 04/11/2018 -144A	400	422
Road & Rail - 0.3%
CSX Corp.
6.25%, 03/15/2018	2,000	2,180
Thrifts & Mortgage Finance - 0.1%
Countrywide Home Loans, Inc.
4.00%, 03/22/2011	500	510
Total Corporate Debt Securities (cost $115,133)		119,375

Shares
CONVERTIBLE PREFERRED STOCK - 0.0%
Commercial Banks - 0.0%
Wells Fargo & Co. 7.50% ▲	400	358
Total Convertible Preferred Stock (cost $400)

	Principal
LOAN ASSIGNMENT - 0.3%
Automobiles - 0.3%
DaimlerChrysler Finance Co.
4.32%, 08/03/2012 *	$2,247	2,144
Total Loan Assignment (cost $2,134)

CERTIFICATE OF DEPOSIT - 1.4%
Diversified Financial Services - 1.4%
Barclays Bank PLC
1.11% 03/22/2011	10,600	10,600
Total Certificate of Deposit (cost $10,600)

REPURCHASE AGREEMENT - 1.9%
U.S. Treasury Repurchase Agreement 0.08%, dated 10/30/2009, to be repurchased at $14,000 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.88%, due 06/13/2018, and with a value of $14,133.	14,000	14,000
Total Repurchase Agreement (cost $14,000)

Total Investment Securities (cost $854,047) #		897,296
Other Assets and Liabilities - Net		(144,573)

Net Assets		$752,723

WRITTEN SWAPTIONS:

Description	Floating Rate Index	Pay/Receivable Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Value
Call - Interest Rate Swap, European Style	10-Year IRO RYL	Receive	$3.00	11/23/2009	$10,000	$63	$(3)
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.42	11/23/2009	1,000	10	♦
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.42	11/23/2009	1,100	4	♦
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.75	11/23/2009	30,000	255	♦
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.75	11/23/2009	41,000	404	♦
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.75	11/23/2009	5,000	44	♦
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	4.00	11/23/2009	4,000	21	♦
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	4.00	11/23/2009	23,000	267	(2)
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	4.00	11/23/2009	10,000	110	(1)
Put - Interest Rate Swap, European Style	10-Year IRO RYL	Receive	4.25	12/29/2009	2,900	18	(11)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	4.35	11/23/2009	700	3	♦
Put - Interest Rate Swap, European Style	OTC USD vs RYL	Receive	5.37	09/20/2010	8,000	159	(58)
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	5.50	08/31/2010	7,000	75	(21)
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	6.00	08/31/2010	500	4	(2)
						$1,437	$(98)

SWAP AGREEMENTS: (c)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - BUY PROTECTION: (1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Implied Credit Spread at 10/31/2009 (3)	Notional Amount (4)	Market Value	Premiums Paid(Received)	Unrealized (Depreciation)
Black and Decker Corp., 8.95%, 04/15/2014	2.20%	06/20/2014	CBK	$102.32	$3,000	$(162)	$—	$(162)
CSX Corp., 6.25%, 03/15/2018	1.40%	03/20/2018	BRC	68.76	2,000	(114)	—	(114)
Marsh & McLennan Cos., Inc., 5.75%, 09/15/2015	0.76%	09/20/2015	BRC	61.14	6,000	(64)	—	(64)
						$(340)	$—	$(340)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at 10/31/2009 (3)	Notional Amount (4)	Market Value	Premiums (Received)	Unrealized Appreciation (Depreciation)
American International Group, Inc., 6.25%, 05/01/2036	5.00%	12/20/2013	DUB	$759.63	$6,500	$(535)	$(542)	$7
General Electric Capital Corp., 5.63%, 09/15/2017	3.73%	12/20/2013	CBK	193.26	1,900	147	—	147
General Electric Capital Corp., 6.00%, 06/15/2012	1.01%	03/20/2013	BRC	191.08	2,800	(66)	—	(66)
						$(454)	$(542)	$88

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Notional Amount (4)	Market Value (5)	Premiums Paid	Unrealized (Depreciation)
CDX.NA.HY.12 §	5.00%	06/20/2014	MYC	$1,222	$58	$65	$(7)
CDX.NA.HY.12 §	5.00%	06/20/2014	UAG	7,520	357	446	(89)
CDX.NA.HY.12 §	5.00%	06/20/2014	BOA	658	31	31	♦
CDX.NA.HY.12 §	5.00%	06/20/2014	DUB	6,298	299	302	(3)
CDX.NA.IG.12 §	1.00%	06/20/2014	DUB	6,200	30	149	(119)
CDX.NA.IG.12 §	1.00%	06/20/2014	GST	5,300	26	152	(126)
					$801	$1,145	$(344)

INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount	Market Value	Premiums Paid(Received)	Unrealized Appreciation
BRL-CDI	14.77%	01/02/2012	MLC	BRL	$1,100	$47	$2	$45
BRL-CDI	14.77%	01/02/2012	HUS	BRL	200	9	1	8
FRC - Excluding Tobacco-Non-Revised CPI	2.10%	10/15/2010	BRC	EUR	5,000	302	(2)	304
FRC - Excluding Tobacco-Non-Revised CPI	2.04%	02/21/2011	BPS	EUR	5,500	307	—	307
FRC - Excluding Tobacco-Non-Revised CPI	2.03%	10/15/2011	JPM	EUR	1,400	72	—	72
						$737	$1	$736

INTEREST RATE SWAP AGREEMENTS - PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount	Market Value	Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
3-month USD-LIBOR	2.35%	10/15/2016	JPM	EUR	$1,100	$(16)	$—	$(16)
6-month GBP-LIBOR	5.00%	09/15/2010	RYL	GBP	3,300	220	(87)	307
6-month GBP-LIBOR	5.00%	09/15/2010	FBF	GBP	3,400	227	(92)	319
6-month GBP-LIBOR	4.50%	03/18/2011	GLM	EUR	3,300	280	(4)	284
BRL-CDI	12.41%	01/04/2010	UAG	BRL	1,300	19	1	18
BRL-CDI	10.68%	01/02/2012	BRC	BRL	14,800	(209)	(85)	(124)
BRL-CDI	10.58%	01/02/2012	UAG	BRL	13,000	(212)	(2)	(210)
BRL-CDI	10.12%	01/02/2012	MYC	BRL	3,000	(79)	(17)	(62)
FRC - Excluding Tobacco-Non-Revised CPI	2.10%	10/15/2011	UAG	EUR	3,600	205	—	205
FRC - Excluding Tobacco-Non-Revised CPI	1.99%	12/15/2011	BPS	EUR	2,900	116	—	116
						$551	$(286)	$837

FUTURES CONTRACTS:

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation (Depreciation)
3-Month EURIBOR	32	12/13/2010	$23
3-Month EURIBOR	76	09/13/2010	88
3-Month EURIBOR	29	06/14/2010	51
3-Month Pound Sterling	174	06/16/2010	265
90-Day Euro	191	12/14/2009	215
90-Day Euro	128	06/14/2010	153
90-Day Euro	158	03/15/2010	221
			$1,016

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	(150)	11/30/2009	$(137)	$2
Brazilian Real	732	02/02/2010	400	8
Chinese Yuan Renminbi	9,723	03/29/2010	1,437	(13)
Chinese Yuan Renminbi	247	03/29/2010	36	♦
Chinese Yuan Renminbi	1,172	03/29/2010	174	(2)
Chinese Yuan Renminbi	16	03/29/2010	2	♦
Chinese Yuan Renminbi	2	03/29/2010	♦	♦
Chinese Yuan Renminbi	1,753	03/29/2010	260	(3)
Chinese Yuan Renminbi	1,687	03/29/2010	249	(2)
Chinese Yuan Renminbi	4,138	03/29/2010	614	(7)
Chinese Yuan Renminbi	3,196	06/07/2010	470	(1)
Chinese Yuan Renminbi	3,901	06/07/2010	575	(2)
Chinese Yuan Renminbi	9,936	06/07/2010	1,465	(5)
Euro	(1,460)	12/08/2009	(2,133)	(15)
Japanese Yen	558,531	11/17/2009	6,229	(23)
Japanese Yen	(1,545,888)	11/17/2009	(17,274)	98
Japanese Yen	477,699	11/24/2009	5,202	107
Japanese Yen	(282,851)	11/24/2009	(3,133)	(10)
Malaysian Ringgit	16	11/12/2009	5	♦
Malaysian Ringgit	20	11/12/2009	6	♦
Malaysian Ringgit	(10)	11/12/2009	(3)	♦
Malaysian Ringgit	(10)	11/12/2009	(3)	♦
Malaysian Ringgit	13	11/12/2009	4	♦
Malaysian Ringgit	(10)	11/12/2009	(3)	♦
Malaysian Ringgit	23	11/12/2009	6	♦
Malaysian Ringgit	18	11/12/2009	5	♦
Malaysian Ringgit	(10)	11/12/2009	(3)	♦
Malaysian Ringgit	10	02/12/2010	3	♦
Malaysian Ringgit	10	02/12/2010	3	♦
Malaysian Ringgit	10	02/12/2010	3	♦
Malaysian Ringgit	10	02/12/2010	3	♦
Malaysian Ringgit	3	02/12/2010	1	♦
Mexican Peso	16,084	11/27/2009	1,200	14
Mexican Peso	5,319	11/27/2009	400	1
Mexican Peso	(70,562)	11/27/2009	(5,430)	105
Mexican Peso	(183)	11/27/2009	(12)	(2)
Mexican Peso	19,104	11/27/2009	1,400	42
Mexican Peso	19,058	11/27/2009	1,400	38
Mexican Peso	183	11/27/2009	13	1
Mexican Peso	16,315	11/27/2009	1,200	31
Mexican Peso	70,562	04/22/2010	5,320	(100)
Philippines Peso	588	11/16/2009	13	♦
Philippines Peso	(588)	11/16/2009	(12)	♦
Philippines Peso	(588)	04/16/2010	(12)	♦
Pound Sterling	(1,100)	11/06/2009	(1,820)	15
Pound Sterling	1,583	11/24/2009	2,623	(26)
Pound Sterling	(1,731)	01/27/2010	(2,830)	(10)
Republic of Korea Won	713,400	11/18/2009	600	5
Republic of Korea Won	(96,000)	11/18/2009	(81)	♦
Republic of Korea Won	716,400	11/18/2009	600	8
Republic of Korea Won	896,550	02/11/2010	750	15
Republic of Korea Won	893,250	02/11/2010	750	12
Republic of Korea Won	763,425	02/11/2010	650	1
Republic of Korea Won	1,447,320	02/11/2010	1,200	34
Republic of Korea Won	761,280	02/11/2010	650	(1)
Republic of Korea Won	96,000	07/28/2010	81	1
Republic of Korea Won	601,400	07/28/2010	500	16
Swiss Franc	(640)	12/21/2009	(621)	(3)
				$329

The notes to the financial statements are an integral part of this report.

NOTES TO SCHEDULE OF INVESTMENTS:

*	Floating or variable rate note. Rate is listed as of 10/31/2009.
Ž	The security has a perpetual maturity. The date shown is the next call date.
■	Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.
▲	Rate shown reflects the yield at 10/31/2009.
§	Illiquid. These securities aggregated to $5,675, or 0.75%; and illiquid derivatives aggregated to $801, or 0.11%, of the fund’s net assets.
♦	Value and/or principal is less than $1 or ($1).
Г	Contract amounts are not in thousands.
#

Aggregate cost for federal income tax purposes is $866,829. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $34,096 and $3,629, respectively. Net unrealized appreciation for tax purposes is $30,467.

(1)

If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(4)

The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values of credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(a)	A portion of this security has been pledged as collateral with the broker in the amount of $790 to cover margin requirements for open future contracts.

(b)	All of this security has been pledged as collateral with the broker in the amount of $313 to cover margin requirements for open swap contracts.

(c)	A security with an aggregate market value of $370 and cash in the amount of $1,470 has been segregated with the custodian to cover margin requirements for open swap contracts.

The notes to the financial statements are an integral part of this report.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $36,298, or 4.82%, of the fund’s net assets.

BOA	Bank of America
BPS	BNP Paribas
BRC	Barclays Bank PLC
BRL	Brazilian Real
CBK	Citibank N.A.
CDI	Credit Default Index
CDX	A series of indices that track North American and emerging market credit derivative indices.
CPI	Consumer Price Index
DUB	Deutsche Bank AG
EUR	Euro
EURIBOR	Euro InterBank Offered Rate
FBF	Credit Suisse
FRC	Fixed Rate Credit
GBP	Pound Sterling
GLM	Goldman Sachs Capital Markets
GST	Goldman Sachs Capital Markets
HUS	HSBC Bank USA
HY	High Yield
IRO	Interest Rate Option
JPM	JPMorgan Chase Bank
JPY	Japanese Yen
LB	Lehman Brothers
LIBOR	London Interbank Offered Rates
MLC	Merrill Lynch Capital Services
MSCI	Morgan Stanley Capital International
MYC	Morgan Stanley Capital Services
NA	North American
RYL	Royal Bank of Scotland PLC
UAG	UBS AG
USD	United States Dollar

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$358	$—	$—	$358
Fixed Income - Asset-Backed Security	—	2,771	—	2,771
Fixed Income - Consumer Discretionary	—	12,248	—	12,248
Fixed Income - Energy	—	739	—	739
Fixed Income - Financials	—	113,793	—	113,793
Fixed Income - Foreign Government Obligation	—	8,524	—	8,524
Fixed Income - Industrials	—	2,180	—	2,180
Fixed Income - Information Technology	—	3,160	—	3,160
Fixed Income - Mortgage-Backed Security	—	11,184	—	11,184
Fixed Income - Municipal Government Obligation	—	1,916	—	1,916
Fixed Income - U.S. Government Agency Obligation	—	6,094	—	6,094
Fixed Income - U.S. Government Obligation	—	720,329	—	720,329
Cash & Cash Equivalent - Repurchase Agreement	—	14,000	—	14,000
Total	$358	$896,938	$—	$897,296

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$329	$—	$329
Futures Contracts	—	1,016	—	1,016
Interest Rate Swap	—	1,573	—	1,573
Credit Default Swap	—	(596)	—	(596)
Written Swaption	—	1,339	—	1,339
Total	$—	$3,661	$—	$3,661

* Other financial instruments are valued at unrealized appreciation (depreciation).

The notes to the financial statements are an integral part of this report.

Transamerica PIMCO Total Return

SCHEDULE OF INVESTMENTS

At October 31, 2009

(all amounts in thousands)

		Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 16.6%
U.S. Treasury Bond
3.25%, 07/31/2016		$2,400	$2,453
3.50%, 02/15/2039		500	438
4.25%, 05/15/2039		1,300	1,303
4.38%, 02/15/2038		800	819
4.50%, 02/15/2036 - 08/15/2039		12,500	13,056
7.88%, 02/15/2021		10,100	14,012
8.13%, 05/15/2021		300	424
U.S. Treasury Inflation Indexed Bond
2.50%, 01/15/2029		4,724	5,084
U.S. Treasury Inflation Indexed Note
1.63%, 01/15/2015		2,374	2,454
2.00%, 07/15/2014 (a)		5,725	6,038
U.S. Treasury Note
2.25%, 05/31/2014		1,000	1,004
2.38%, 08/31/2014 - 09/30/2014		9,650	9,691
2.63%, 07/31/2014		10,400	10,587
3.00%, 08/31/2016		8,400	8,437
3.50%, 02/15/2018		6,000	6,115
3.63%, 08/15/2019		1,400	1,427
3.88%, 05/15/2018		400	418
Total U.S. Government Obligations (cost $82,263)			83,760

U.S. GOVERNMENT AGENCY OBLIGATIONS - 42.4%
Fannie Mae
0.34%, 01/25/2021 *		693	683
0.59%, 09/25/2042 *		545	530
1.96%, 03/01/2044 - 10/01/2044 *		2,586	2,581
3.17%, 01/01/2026 *		4	4
3.26%, 11/01/2033 *		203	207
3.35%, 01/01/2028 *		61	61
3.72%, 03/01/2034 *		454	464
4.00%, 07/01/2015		1,499	1,540
4.50%, 06/01/2039 - 10/01/2039		10,899	11,049
4.71%, 09/01/2035 *		1,129	1,153
4.72%, 07/01/2035 *		943	980
5.00%, 06/01/2013 - 02/01/2036		4,694	4,964
5.50%, 02/01/2038 (a)		5,839	6,158
5.50%, 07/01/2016 - 06/01/2038		66,577	70,300
6.00%, 10/01/2034 - 11/01/2037		3,428	3,649
6.30%, 10/17/2038		1,204	1,203
6.50%, 08/01/2029		503	546
Fannie Mae, IO
6.86%, 07/25/2034 * §		2,887	359
Fannie Mae, TBA
4.00%, 12/01/2024		11,000	11,163
5.00%, 11/01/2039		500	518
Freddie Mac
2.10%, 10/25/2044 *		555	540
2.30%, 07/25/2044 *		571	558
2.73%, 03/01/2034 *		272	277
2.78%, 03/01/2034 *		250	256
2.81%, 11/01/2033 *		223	228
4.00%, 05/01/2014		520	535
4.50%, 06/15/2017 - 09/15/2018		2,648	2,750
4.73%, 09/01/2035 *		1,128	1,176
5.00%, 02/15/2020 - 04/15/2030		10,369	10,642
5.08%, 01/01/2036 *		5,711	5,920
5.29%, 09/01/2035 *		87	91
5.50%, 03/15/2017 - 08/01/2038		5,768	6,079
6.50%, 04/15/2029 - 07/25/2043		35	38
Ginnie Mae, IO
6.32%, 04/16/2033 - 10/16/2033 * §		2,386	312
6.36%, 08/16/2033 - 09/20/2034 * §		5,305	527
Ginnie Mae
4.38%, 05/20/2024 *		62	64
6.00%, 11/15/2037 - 07/15/2039		49,640	52,805
6.50%, 07/15/2023 - 02/15/2039		10,010	10,656
Overseas Private Investment Corp.
5.10%, 12/10/2012		2,600	2,796
Total U.S. Government Agency Obligations (cost $207,211)			214,362

FOREIGN GOVERNMENT OBLIGATIONS - 1.4%
Export-Import Bank of Korea
0.50%, 10/04/2011 -144A *		2,500	2,504
8.13%, 01/21/2014		3,300	3,779
Korea Expressway Corp.
5.13%, 05/20/2015 -144A		200	206
Republic of Brazil
10.25%, 01/10/2028	BRL	1,000	566
Total Foreign Government Obligations (cost $6,445)			7,055

MORTGAGE-BACKED SECURITIES - 10.3%
American Home Mortgage Assets
Series 2006-2, Class 2A1
0.43%, 09/25/2046 *		$1,173	611
Series 2006-4, Class 1A12
0.45%, 10/25/2046 *		2,699	1,263
Banc of America Commercial Mortgage, Inc.
Series 2007-1, Class A4
5.45%, 01/15/2049		200	185
Banc of America Funding Corp.
Series 2005-D, Class A1
3.44%, 05/25/2035 *		1,250	1,224
Series 2006-J, Class 4A1
6.08%, 01/20/2047		147	103
BCAP LLC Trust
Series 2006-AA2, Class A1
0.41%, 01/25/2037 *		675	382
Bear Stearns Adjustable Rate Mortgage Trust
Series 2003-5, Class 2A1
4.53%, 08/25/2033 *		1,274	1,208
Series 2003-8, Class 2A1
5.29%, 01/25/2034 *		23	22
Series 2003-8, Class 4A1
4.24%, 01/25/2034 *		161	145
Series 2005-2, Class A2
2.20%, 03/25/2035 *		953	854
Series 2005-5, Class A2
4.55%, 08/25/2035 *		375	333
Series 2005-7, Class 22A1
5.49%, 09/25/2035		361	243
Series 2006-6, Class 32A1
5.64%, 11/25/2036		415	255

The notes to the financial statements are an integral part of this report.

	Principal	Value
Bear Stearns Structured Products, Inc.
Series 2007-R6, Class 1A1
5.63%, 01/26/2036 *	$369	$230
CC Mortgage Funding Corp.
Series 2004-3A, Class A1
0.49%, 08/25/2035 -144A *	290	130
Citigroup Mortgage Loan Trust, Inc.
Series 2005-6, Class A2
4.25%, 08/25/2035 *	455	408
Series 2007-10, Class 22AA
5.99%, 09/25/2037	2,705	1,612
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD3, Class A5
5.62%, 10/15/2048	330	329
Series 2007-CD5, Class A4
5.89%, 11/15/2044	200	198
Countrywide Alternative Loan Trust
Series 2003-J1, Class 4A1
6.00%, 10/25/2032	6	5
Series 2005-81, Class A1
0.52%, 02/25/2037 *	731	399
Series 2006-30T1, Class 1A3
6.25%, 11/25/2036	655	418
Series 2006-J8, Class A2
6.00%, 02/25/2037	553	463
Series 2006-OA17, Class 1A1A
0.44%, 12/20/2046 *	2,831	1,434
Series 2007-2CB, Class 1A13
5.75%, 03/25/2037 *	700	432
Series 2007-HY4, Class 1A1
5.24%, 06/25/2037 *	1,311	685
Series 2007-OA6, Class A1B
0.44%, 06/25/2037 *	1,368	654
Countrywide Home Loan Mortgage Pass-Through Trust
Series 2002-30, Class M
4.67%, 10/19/2032 *	18	8
Series 2004-12, Class 12A1
3.98%, 08/25/2034 *	576	427
Series 2004-R1, Class 2A
6.50%, 11/25/2034 -144A	740	661
Series 2005-R2, Class 1AF1
0.58%, 06/25/2035 -144A *	2,149	1,475
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-AR15, Class 2A1
3.68%, 06/25/2033	1,133	1,001
Series 2002-P1A, Class A
0.93%, 03/25/2032 -144A *	1	1
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class A3
5.47%, 09/15/2039	3,000	2,619
Deutsche Alt-A Securities, Inc.
Series 2005-6, Class 2A3
5.50%, 12/25/2035	900	654
Series 2006-AR6, Class A1
0.32%, 02/25/2037 *	296	283
Series 2007-AR1, Class A3B
0.31%, 01/25/2047 *	352	332
First Horizon Alternative Mortgage Securities
Series 2007-FA4, Class 1A8
6.25%, 08/25/2037	546	426
First Horizon Asset Securities, Inc.
Series 2005-AR3, Class 2A1
5.37%, 08/25/2035 *	89	77
GS Mortgage Securities Corp. II
Series 2007-EOP, Class A1
0.33%, 03/06/2020 -144A *	792	750
GSR Mortgage Loan Trust
Series 2005-AR6, Class 2A1
3.94%, 09/25/2035 *	185	165
Harborview Mortgage Loan Trust
Series 2006-1, Class 2A1A
0.49%, 03/19/2036 *	1,914	1,065
Series 2006-12, Class 2A11
0.34%, 01/19/2038 *	219	208
Series 2006-12, Class 2A2A
0.44%, 01/19/2038 *	901	442
Series 2006-6, Class 5A1A
5.83%, 08/19/2036	785	513
Series 2007-1, Class 2A1A
0.38%, 04/19/2038 *	1,402	737
IndyMac Index Mortgage Loan Trust
Series 2004-AR11, Class 2A
4.70%, 12/25/2034	59	41
Series 2006-AR14, Class 1A1A
0.33%, 11/25/2046 *	310	283
JPMorgan Mortgage Trust
Series 2005-A1, Class 6T1
5.01%, 02/25/2035 *	326	309
Series 2007-A1, Class 5A5
4.35%, 07/25/2035 *	1,167	1,108
LB-UBS Commercial Mortgage Trust
Series 2007-C2, Class A3
5.43%, 02/15/2040	300	254
Series 2007-C7, Class A3
5.87%, 09/15/2045	1,900	1,729
Luminent Mortgage Trust
Series 2006-6, Class 2A1
0.44%, 10/25/2046 *	826	378
Master Alternative Loans Trust
Series 2006-2, Class 2A1
0.64%, 03/25/2036 *	191	92
Mellon Residential Funding Corp.
Series 2000-TBC3, Class A1
0.69%, 12/15/2030 *	527	451
Merrill Lynch/Countrywide Commercial Mortgage Trust
Series 2007-9, Class A4
5.70%, 09/12/2049	1,600	1,337
MLCC Mortgage Investors, Inc.
Series 2005-2, Class 3A
1.25%, 10/25/2035 *	51	43
Series 2005-3, Class 4A
0.49%, 11/25/2035 *	53	38
Series 2005-A10, Class A
0.45%, 02/25/2036 *	203	139
Morgan Stanley Capital I
Series 2007-IQ15, Class A4
5.88%, 06/11/2049	100	92
Series 2007-XLFA, Class A1
0.31%, 10/15/2020 -144A *	725	594

The notes to the financial statements are an integral part of this report.

	Principal	Value
Residential Accredit Loans, Inc.
Series 2006-QO3, Class A1
0.45%, 04/25/2046 *	$617	$235
Series 2006-QO6, Class A1
0.42%, 06/25/2046 *	401	157
Residential Asset Securitization Trust
Series 2006-R1, Class A2
0.64%, 01/25/2046 *	400	188
Residential Funding Mortgage Securities I
Series 2003-S9, Class A1
6.50%, 03/25/2032	5	5
Sequoia Mortgage Trust
Series 10, Class 2A1
0.63%, 10/20/2027 *	57	47
Series 2007-1, Class 1A1
4.17%, 01/20/2047 *	800	621
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-19, Class 2A1
2.16%, 01/25/2035 *	252	126
Structured Asset Mortgage Investments, Inc.
Series 2002-AR3, Class A1
0.91%, 09/19/2032 *	24	20
Series 2005-AR5, Class A1
0.50%, 07/19/2035 *	42	32
Series 2005-AR5, Class A2
0.50%, 07/19/2035 *	78	60
Series 2005-AR5, Class A3
0.50%, 07/19/2035 *	149	113
Series 2005-AR8, Class A1A
0.52%, 02/25/2036 *	670	372
Series 2006-AR3, Class 12A1
0.46%, 05/25/2036 *	770	394
Series 2006-AR6, Class 2A1
0.43%, 07/25/2046 *	2,716	1,324
Structured Asset Securities Corp.
Series 2003-22A, Class 2A1
3.96%, 06/25/2033 *	1,309	1,152
TBW Mortgage Backed Pass-Through Certificates
Series 2006-6, Class A1
0.35%, 01/25/2037 *	300	275
Thornburg Mortgage Securities Trust
Series 2006-6, Class A1
0.35%, 11/25/2046 *	742	717
Wachovia Bank Commercial Mortgage Trust
Series 2006-WL7A, Class A1
0.34%, 09/15/2021 -144A *	1,328	1,165
Series 2007-C30, Class A5
5.34%, 12/15/2043	2,100	1,620
WaMu Mortgage Pass Through Certificates
Series 2002-AR2, Class A
2.66%, 02/27/2034 *	27	24
Series 2002-AR9, Class 1A
2.16%, 08/25/2042 *	13	10
Series 2003-AR5, Class A7
2.91%, 06/25/2033 *	888	772
Series 2003-AR9, Class 2A
2.88%, 09/25/2033 *	1,740	1,619
Series 2003-R1, Class A1
0.78%, 12/25/2027 *	906	702
Series 2005-AR11, Class A1A
0.56%, 08/25/2045 *	724	521
Series 2006-AR19, Class 1A
1.50%, 01/25/2047 *	1,316	549
Series 2006-AR19, Class 1A1A
1.49%, 01/25/2047 *	1,120	636
Series 2006-AR9, Class 2A
2.97%, 08/25/2046 *	714	408
Series 2007-HY1, Class 4A1
5.39%, 02/25/2037	2,641	1,753
Series 2007-OA1, Class A1A
1.60%, 02/25/2047 *	2,754	1,514
Wells Fargo Mortgage Backed Securities Trust
Series 2003-13, Class A5
4.50%, 11/25/2018	457	461
Series 2004-CC, Class A1
4.94%, 01/25/2035 *	394	368
Series 2006-AR4, Class 2A6
5.78%, 04/25/2036 *	331	103
Series 2006-AR8, Class 2A4
5.24%, 04/25/2036	1,277	1,089
Total Mortgage-Backed Securities (cost $64,763)		52,109

ASSET-BACKED SECURITIES - 3.6%
Accredited Mortgage Loan Trust
Series 2007-1, Class A1
0.29%, 02/25/2037 *	448	430
ACE Securities Corp.
Series 2006-NC3, Class A2A
0.29%, 12/25/2036 *	212	182
Amortizing Residential Collateral Trust
Series 2002-BC4, Class A
0.53%, 07/25/2032 *	4	3
Asset Backed Funding Certificates
Series 2004-OPT5, Class A1
0.59%, 06/25/2034 *	406	266
Series 2006-HE1, Class A2A
0.30%, 01/25/2037 *	275	260
Aurum CLO, Ltd.
Series 2002-1A, Class A1
0.71%, 04/15/2014 -144A Ə *	961	892
Bear Stearns Asset Backed Securities Trust
Series 2002-2, Class A1
0.90%, 10/25/2032 *	22	17
Series 2006-SD4, Class 1A1
4.61%, 10/25/2036	980	625
Series 2007-AQ1, Class A1
0.35%, 11/25/2036 *	1,055	748
Carrington Mortgage Loan Trust
Series 2006-NC4, Class A1
0.29%, 10/25/2036 *	242	235
Chase Issuance Trust
Series 2009-A8, Class A8
0.65%, 09/17/2012 *	1,900	1,901
Citigroup Mortgage Loan Trust, Inc.
Series 2006-WFH3, Class A2
0.34%, 10/25/2036 *	536	509

The notes to the financial statements are an integral part of this report.

	Principal	Value
Citigroup Mortgage Loan Trust, Inc. (continued)
Series 2007-AHL1, Class A2A
0.28%, 12/25/2036 *	$739	$620
Countrywide Asset-Backed Certificates
Series 2006-23, Class 2A1
0.29%, 05/25/2037 *	635	618
Series 2006-26, Class 2A1
0.32%, 06/25/2037 *	483	458
Series 2006-SD1, Class A1
0.40%, 02/25/2036 -144A *	46	44
Series 2007-1, Class 2A1
0.29%, 07/25/2037 *	816	768
Series 2007-7, Class 2A1
0.32%, 10/25/2047 *	143	129
Credit-Based Asset Servicing and Securitization LLC
Series 2007-CB1, Class AF1A
0.31%, 01/25/2037 *	713	347
Series 2007-SP1, Class A1
0.33%, 12/25/2037 -144A *	144	140
First Franklin Mortgage Loan Asset Backed Certificates
Series 2005-FF1, Class A2C
0.61%, 12/25/2034 *	118	101
Series 2007-FF1, Class A2A
0.28%, 01/25/2038 *	258	248
Fremont Home Loan Trust
Series 2006-E, Class 2A1
0.30%, 01/25/2037 *	442	286
HFC Home Equity Loan Asset Backed Certificates
Series 2006-4, Class A1V
0.32%, 03/20/2036 *	21	21
Home Equity Asset Trust
Series 2002-1, Class A4
0.84%, 11/25/2032 *	1	♦
JPMorgan Mortgage Acquisition Corp.
Series 2006-CH1, Class A2
0.29%, 07/25/2036 *	99	96
Series 2006-CH2, Class AV2
0.29%, 10/25/2036 *	973	890
Series 2007-CH3, Class A5
0.50%, 03/25/2037 *	3,500	1,257
Lehman XS Trust
Series 2006-16N, Class A1A
0.32%, 11/25/2046 *	262	250
Series 2006-17, Class WF11
0.36%, 11/25/2036 *	23	23
Long Beach Mortgage Loan Trust
Series 2006-9, Class 2A1
0.30%, 10/25/2036 *	22	22
Mid-State Trust
Series 4, Class A
8.33%, 04/01/2030	258	268
Morgan Stanley ABS Capital I
Series 2006-HE7, Class A2A
0.29%, 09/25/2036 *	90	88
Series 2006-HE8, Class A2A
0.29%, 10/25/2036 *	131	126
Series 2007-NC1, Class A2A
0.29%, 11/25/2036 *	220	216
Morgan Stanley Home Equity Loans
Series 2007-1, Class A1
0.29%, 12/25/2036 *	772	746
Morgan Stanley Mortgage Loan Trust
Series 2007-10XS, Class A1
6.00%, 07/25/2047	538	409
Series 2007-3XS, Class 2A1A
0.31%, 01/25/2047 *	677	574
Series 2007-8XS, Class A1
5.75%, 04/25/2037	576	439
Nationstar Home Equity Loan Trust
Series 2007-A, Class AV1
0.30%, 03/25/2037 *	266	258
New Century Home Equity Loan Trust
Series 2006-1, Class A2B
0.42%, 05/25/2036 *	222	139
Option One Mortgage Loan Trust
Series 2007-1, Class 2A1
0.29%, 01/25/2037 *	116	115
Park Place Securities, Inc.
Series 2005-WCW1, Class A1B
0.50%, 09/25/2035 *	77	50
Residential Asset Securities Corp.
Series 2006-EMX9, Class 1A1
0.31%, 11/25/2036 *	4	4
Series 2007-KS2, Class AI1
0.31%, 02/25/2037 *	690	651
Saxon Asset Securities Trust
Series 2006-3, Class A1
0.30%, 10/25/2046 *	26	26
SBI Heloc Trust
Series 2006-1A, Class 1A2A
0.41%, 08/25/2036 -144A *	30	26
Securitized Asset Backed Receivables LLC Trust
Series 2007-HE1, Class A2A
0.30%, 12/25/2036 *	117	58
SLM Student Loan Trust
Series 2007-3, Class A1
0.27%, 10/27/2014 *	303	302
Small Business Administration
Series 2004-P10A, Class 1
4.50%, 02/01/2014	91	94
Small Business Administration Participation Certficates
Series 2004-20C, Class 1
4.34%, 03/01/2024	363	377
Series 2003-20I, Class 1
5.13%, 09/01/2023	56	59
Structured Asset Securities Corp.
Series 2002-HF1, Class A
0.53%, 01/25/2033 *	4	3
Series 2006-BC3, Class A2
0.29%, 10/25/2036 *	206	194
Series 2006-BC6, Class A2
0.32%, 01/25/2037 *	407	374
Total Asset-Backed Securities (cost $20,053)		17,982

MUNICIPAL GOVERNMENT OBLIGATIONS - 5.4%
Buckeye Tobacco Settlement Financing Authority
5.88%, 06/01/2047	600	442
Chicago Board of Education -Class A
5.00%, 12/01/2012	255	278
Chicago Transit Authority -Class A
6.90%, 12/01/2040	7,600	8,279

The notes to the financial statements are an integral part of this report.

		Principal	Value
City of Chicago Illinois
4.75%, 01/01/2036	$7,290		$7,236
Los Angeles Unified School District -Class A
4.50%, 01/01/2028		1,200	1,141
State of California
5.65%, 04/01/2039		5,900	6,230
6.00%, 04/01/2038		100	106
7.50%, 04/01/2034		300	311
7.55%, 04/01/2039		700	731
Tobacco Settlement Financing Corp.
5.00%, 06/01/2041		1,400	940
5.25%, 06/01/2019		165	173
5.50%, 06/01/2026		200	222
5.88%, 05/15/2039		40	36
7.47%, 06/01/2047		1,155	914
Total Municipal Government Obligations (cost $25,958)			27,039

CORPORATE DEBT SECURITIES - 24.4%
Automobiles - 0.3%
Daimler Finance North America LLC
7.75%, 01/18/2011		1,000	1,062
Motors Liquidation Co.
8.38%, 07/05/2033 Џ	EUR	800	159
Capital Markets - 3.1%
Goldman Sachs Group, Inc.
1.17%, 11/15/2014 *	EUR	500	689
1.19%, 02/04/2013 *	EUR	300	420
6.75%, 10/01/2037	$3,300		3,475
Lehman Brothers Holdings, Inc.
Zero Coupon, 10/22/2049 Џ		200	32
2.85%, 12/23/2008 Џ		1,600	252
5.63%, 01/24/2013 Џ		4,100	656
6.75%, 12/28/2017 Џ		1,700	♦
6.88%, 05/02/2018 Џ		500	81
Morgan Stanley
0.73%, 10/18/2016 *		2,800	2,523
2.55%, 05/14/2010 *		3,000	3,031
6.00%, 04/28/2015		1,900	2,033
Morgan Stanley Group, Inc.
0.53%, 01/18/2011 *		2,500	2,479
Commercial Banks - 6.2%
ANZ National International, Ltd./New Zealand
6.20%, 07/19/2013 -144A		3,700	4,043
Barclays Bank PLC
5.45%, 09/12/2012		4,100	4,438
6.05%, 12/04/2017 -144A		2,600	2,649
7.43%, 12/15/2017 -144A Ž ■		900	828
10.18%, 06/12/2021 -144A		2,240	2,956
Fortis Bank Nederland Holding NV
1.74%, 06/10/2011 *	EUR	1,200	1,769
HSBC Capital Funding, LP
10.18%, 06/30/2030 -144A Ž ■	$150		179
ING Bank NV
2.63%, 02/05/2012 -144A		9,500	9,628
Lloyds TSB Bank PLC
0.95%, 06/09/2011 *	EUR	1,000	1,475
Sumitomo Mitsui Banking Corp.
5.63%, 10/15/2015 -144A Ž ■	$150		146
Royal Bank of Scotland Group PLC
7.64%, 09/29/2017 Ž ■		3,000	1,470
Wells Fargo & Co.
7.98%, 03/15/2018 Ž ■	1,800		1,685
Consumer Finance - 1.6%
American Express Co.
6.15%, 08/28/2017		700	738
American Express Credit Corp. - Series C
5.88%, 05/02/2013		4,500	4,829
HSBC Finance Corp.
0.38%, 03/12/2010 *		2,400	2,396
Diversified Financial Services - 8.7%
Bank of America Corp.
5.65%, 05/01/2018		3,900	3,942
Bear Stearns Cos. LLC
5.70%, 11/15/2014		1,900	2,064
6.40%, 10/02/2017		900	984
6.95%, 08/10/2012		1,800	2,020
7.25%, 02/01/2018		2,100	2,402
Citigroup, Inc.
0.44%, 03/07/2014 *		2,000	1,826
5.50%, 04/11/2013		2,200	2,293
Ford Motor Credit Co. LLC
7.00%, 10/01/2013		400	379
7.80%, 06/01/2012		600	588
General Electric Capital Corp.
5.88%, 01/14/2038		3,000	2,867
6.38%, 11/15/2067 ■		300	260
6.50%, 09/15/2067 -144A ■	GBP	1,600	2,153
GMAC, Inc.
6.63%, 05/15/2012	$900		847
7.00%, 02/01/2012 Λ		1,500	1,427
7.25%, 03/02/2011		300	295
JPMorgan Chase & Co.
7.90%, 04/30/2018 Ž ■		2,000	2,011
Merrill Lynch & Co., Inc.
0.98%, 01/31/2014 *	EUR	1,000	1,361
6.05%, 08/15/2012	$200		214
6.40%, 08/28/2017		400	413
6.88%, 04/25/2018		7,400	7,967
Petroleum Export, Ltd.
5.27%, 06/15/2011 -144A		86	84
Rabobank Nederland NV
11.00%, 06/30/2019 -144A Ž ■		378	475
Santander SA
0.37%, 11/20/2009 -144A *		1,500	1,500
6.67%, 10/24/2017 -144A Ž ■		900	821
SMFG Preferred Capital, Ltd.
10.23%, 07/29/2049 Reg S Ž ■	GBP	2,900	5,258
Diversified Telecommunication Services - 0.1%
Deutsche Telekom International Finance BV
8.13%, 05/29/2012	EUR	124	206
KT Corp.
4.88%, 07/15/2015 -144A	$200		199
Electric Utilities - 0.1%
Entergy Gulf States, Inc.
5.70%, 06/01/2015		200	202
PSEG Power LLC
6.95%, 06/01/2012		210	232
Health Care Providers & Services - 0.0%
HCA, Inc.
9.25%, 11/15/2016		200	209

The notes to the financial statements are an integral part of this report.

(all amounts except share amounts in thousands)

	Principal	Value
Insurance - 1.9%
American International Group, Inc.
5.60%, 10/18/2016	$1,000	$767
8.25%, 08/15/2018	5,300	4,517
New York Life Global Funding
4.65%, 05/09/2013 -144A	4,200	4,440
Media - 0.0%
Time Warner, Inc.
6.88%, 05/01/2012	20	22
Oil, Gas & Consumable Fuels - 0.8%
Enterprise Products Operating LLC
4.95%, 06/01/2010	100	101
GAZ Capital SA
8.15%, 04/11/2018 -144A	1,000	1,055
8.63%, 04/28/2034 Reg S	500	550
NGPL Pipeco LLC
7.12%, 12/15/2017 -144A	1,800	1,991
Sonat, Inc.
7.63%, 07/15/2011	370	376
Tobacco - 1.6%
Altria Group, Inc.
9.25%, 08/06/2019	5,700	6,912
Reynolds American, Inc.
7.63%, 06/01/2016	200	215
7.75%, 06/01/2018	1,000	1,080
Wireless Telecommunication Services - 0.0%
AT&T Mobility LLC
6.50%, 12/15/2011	180	198
Total Corporate Debt Securities (cost $127,034)		123,844

	Shares
CONVERTIBLE PREFERRED STOCKS - 0.4%
Commercial Banks - 0.3%
Wells Fargo & Co.
7.50% ▲	1,600	1,432
Insurance - 0.1%
American International Group, Inc.
8.50% ▲	40,000	450
Total Convertible Preferred Stocks (cost $4,384)		1,882

PREFERRED STOCKS - 0.2%
Thrifts & Mortgage Finance - 0.2%
DG Funding Trust
0.61% -144A * ▲ §	119	1,059
U.S. Government Agency Obligation - 0.0%
Fannie Mae
8.25% ▲ ‡ ■	26,000	30
Total Preferred Stocks (cost $1,916)		1,089

	Principal
LOAN ASSIGNMENTS - 0.9%
Automobiles - 0.3%
DaimlerChrysler Finance Co.
4.32%, 08/03/2012 *	$1,960	1,871
Health Care Providers & Services - 0.2%
HCA, Inc.
6.01%, 11/18/2013	1,111	1,033
Media - 0.2%
CSC Holdings, Inc.
1.00%, 02/24/2013 *	982	933
Paper & Forest Products - 0.2%
Koch Forest Products, Inc.
7.47%, 12/20/2012	794	763
Total Loan Assignments (cost $4,621)		4,600

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
0.15%, 04/08/2010 (b)	360	360
0.07%, 02/25/2010 (b)	900	899
Total Short-Term U.S. Government Obligations (cost $1,259)		1,259

REPURCHASE AGREEMENT - 0.2%
U.S. Treasury Repurchase Agreement 0.08%, dated 10/30/2009, to be repurchased at $1,100 on 11/02/2009. Collateralized by a U.S. Government Agency Obligation, 4.63%, due 10/15/2014, and with a value of $1,124.	1,100	1,100
Total Repurchase Agreement (cost $1,100)

	Shares
SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Prime Portfolio, 0.35% ▲	622,125	622
Total Securities Lending Collateral (cost $622)

Total Investment Securities (cost $547,629) #		536,703
Other Assets and Liabilities - Net		(31,374)

Net Assets		$505,329

	Principal
SECURITIES SOLD SHORT - (7.4%)
U.S. Government Agency Obligation - (7.4%)
Fannie Mae, TBA (c)
5.50%, 11/01/2022-11/01/2037	$(26,600)	(27,990)
6.00%, 12/01/2036-11/01/2037	(3,400)	(3,604)
6.50%, 11/01/2036	(400)	(429)
Freddie Mac, TBA (c)
5.50%, 11/01/2037	(5,000)	(5,263)
Total Securities Sold Short (proceeds $36,981)		(37,286)

The notes to the financial statements are an integral part of this report.

(all amounts in thousands)

WRITTEN SWAPTIONS:

Description	Floating Rate Index	Pay/Receivable Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums Received	Value
Call - Interest Rate Swap, European Style	10-Year IRO RYL	Receive	$3.00	11/23/2009	$7,000	$44	$(2)
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.42	11/23/2009	11,000	105	(1)
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.75	11/23/2009	2,000	16	♦
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	3.75	11/23/2009	5,000	45	♦
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	4.00	11/23/2009	21,700	114	(2)
Put - Interest Rate Swap, European Style	7-Year IRO USD	Receive	4.00	11/23/2009	14,300	78	(1)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	4.25	04/19/2010	3,900	80	(73)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	4.35	11/23/2009	700	3	♦
Put - Interest Rate Swap, European Style	10-Year IRO RYL	Receive	4.35	11/23/2009	15,100	83	(3)
Put - Interest Rate Swap, European Style	5-Year IRO USD	Receive	5.00	06/15/2010	1,000	11	(3)
Put - Interest Rate Swap, European Style	10-Year IRO USD	Receive	6.00	08/31/2010	12,100	99	(66)
						$678	$(151)

SWAP AGREEMENTS: (d)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION: (2)

Reference Obligation	Fixed Deal Receive Rate	Maturity Date	Counterparty	Implied Credit Spread at 10/31/2009 (3)	Notional Amount (4)	Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Altria Group, Inc., 9.25%, 08/06/2019	1.46%	03/20/2019	DUB	$133.68	$5,700	$(93)	$—	$(93)
General Electric Capital Corp., 6.00%, 06/15/2012	1.15%	03/20/2010	CBK	143.49	2,000	1	—	1
General Electric Capital Corp., 6.00%, 06/15/2012	1.05%	03/20/2010	CBK	143.49	2,500	♦	—	♦
General Electric Capital Corp., 6.00%, 06/15/2012 §	5.00%	06/20/2010	DUB	141.24	300	9	5	14
Time Warner, Inc., 5.88%, 11/15/2016	1.19%	03/20/2014	DUB	49.42	20	(1)	—	(1)
						$(84)	$5	$(79)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION: (1)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (4)	Market Value (5)	Premiums Paid (Received)	Unrealized Appreciation
Dow Jones CDX.IG.5 7 Year Index 10-15% BP	0.14%	12/20/2012	MYC	—	$4,500	$299	$—	$299
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	MYC	—	11,700	551	224	327
Dow Jones CDX.IG.9 1 Year Index	0.80%	12/20/2017	BRC	—	2,200	104	21	83
Dow Jones CDX.NA.IG.10 10 Year Index	1.50%	06/20/2018	DUB	—	293	1	(5)	6
						$955	$240	$715

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION: (2)

Reference Obligation	Fixed Deal Pay Rate	Maturity Date	Counterparty	Currency Code	Notional Amount (4)	Market Value (5)	Premiums (Received)	Unrealized Appreciation (Depreciation)
ABX.HE.AAA.06-2	0.11%	05/25/2046	GST	—	$2,000	$(1,148)	$(624)	$(524)
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	MYC	—	21,374	38	(541)	579
Dow Jones CDX.IG.10 1 Year Index	1.50%	06/20/2018	GST	—	12,100	32	(342)	374
Dow Jones CDX.IG.5 1 Year Index 10-15% SP	0.46%	12/20/2015	MYC	—	3,200	(539)	—	(539)
						$(1,617)	$(1,507)	$(110)

INTEREST RATE SWAP AGREEMENTS - RECEIVABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount	Market Value	Premiums Paid	Unrealized Appreciation (Depreciation)
BRL-CDI	12.67%	01/04/2010	MLC	BRL	$6,800	$105	$—	$105

The notes to the financial statements are an integral part of this report.

INTEREST RATE SWAP AGREEMENTS - PAYABLE:

Floating Rate Index	Fixed Rate	Maturity Date	Counterparty	Currency Code	Notional Amount	Market Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
6-month GBP-LIBOR	5.00%	09/15/2010	BRC	GBP	$11,200	$747	$(181)	$928
6-month GBP-LIBOR	5.00%	09/15/2010	RYL	GBP	1,300	87	(22)	109
6-month GBP-LIBOR	5.00%	03/18/2011	DUB	GBP	4,200	369	(38)	407
BRL-CDI	12.67%	01/04/2010	MYC	BRL	2,900	38	1	37
BRL-CDI	10.68%	01/02/2012	BRC	BRL	1,300	(18)	(10)	(8)
						$1,223	$(250)	$1,473

FUTURES CONTRACTS:

Description	Contracts Г	Expiration Date	Net Unrealized Appreciation (Depreciation)
10-Year U.S. Treasury Note	144	12/21/2009	$136
2-Year U.S. Treasury Note	7	12/31/2009	8
3-Month EURIBOR	208	09/13/2010	396
3-Month EURIBOR	43	06/14/2010	46
3-Month Pound Sterling	49	06/16/2010	45
5-Year U.S. Treasury Note	11	12/31/2009	20
90-Day Euro	344	06/14/2010	643
90-Day Euro	73	09/14/2010	183
90-Day GBP-LIBOR	423	09/16/2010	654
			$2,131

The notes to the financial statements are an integral part of this report.

FORWARD FOREIGN CURRENCY CONTRACTS:

Currency	Bought (Sold)	Settlement Date	Amount in U.S. Dollars Bought (Sold)	Net Unrealized Appreciation (Depreciation)
Australian Dollar	(57)	11/05/2009	$(50)	$(2)
Brazilian Real	(1,112)	11/04/2009	(625)	(6)
Brazilian Real	1,144	11/04/2009	642	7
Brazilian Real	1,112	11/04/2009	625	6
Brazilian Real	(1,144)	11/04/2009	(642)	(7)
Brazilian Real	(1,131)	02/02/2010	(625)	(5)
Brazilian Real	(1,130)	02/02/2010	(625)	(5)
Brazilian Real	(1,164)	02/02/2010	(642)	(7)
Brazilian Real	(1,163)	02/02/2010	(642)	(6)
Brazilian Real	8,006	02/02/2010	4,309	155
Chinese Yuan Renminbi	(5,401)	03/16/2010	(796)	5
Chinese Yuan Renminbi	(5,537)	03/29/2010	(821)	10
Chinese Yuan Renminbi	12,049	06/07/2010	1,790	(19)
Chinese Yuan Renminbi	1,940	06/07/2010	288	(3)
Chinese Yuan Renminbi	16,379	06/07/2010	2,415	(8)
Chinese Yuan Renminbi	15,484	06/07/2010	2,300	(25)
Chinese Yuan Renminbi	6,259	06/07/2010	929	(9)
Chinese Yuan Renminbi	6,222	06/07/2010	924	(10)
Chinese Yuan Renminbi	3,751	06/07/2010	557	(6)
Chinese Yuan Renminbi	2,489	06/07/2010	370	(4)
Chinese Yuan Renminbi	5,270	06/07/2010	776	(1)
Chinese Yuan Renminbi	2,020	06/07/2010	300	(3)
Chinese Yuan Renminbi	6,425	06/07/2010	947	(3)
Danish Krone	732	12/21/2009	144	1
Euro	(6,262)	12/08/2009	(9,149)	(66)
Japanese Yen	(26,281)	11/17/2009	(294)	2
Malaysian Ringgit	2	11/12/2009	1	♦
Malaysian Ringgit	1	11/12/2009	♦	♦
Malaysian Ringgit	2	11/12/2009	1	♦
Malaysian Ringgit	(1)	11/12/2009	♦	♦
Malaysian Ringgit	1	11/12/2009	♦	♦
Malaysian Ringgit	2	11/12/2009	1	♦
Malaysian Ringgit	(8)	11/12/2009	(2)	♦
Malaysian Ringgit	♦	02/12/2010	♦	♦
Malaysian Ringgit	1	02/12/2010	♦	♦
Malaysian Ringgit	8	02/12/2010	2	♦
Mexican Peso	186	11/27/2009	13	1
Mexican Peso	51,034	11/27/2009	3,424	427
Mexican Peso	78	11/27/2009	6	♦
Mexican Peso	42	11/27/2009	3	♦
Mexican Peso	42	11/27/2009	3	♦
Mexican Peso	(51,297)	11/27/2009	(3,578)	(294)
Mexican Peso	(84)	11/27/2009	(6)	♦
Mexican Peso	84	04/22/2010	6	♦
Pound Sterling	(8,191)	11/24/2009	(13,380)	(61)
Singapore Dollar	(398)	11/18/2009	(276)	(8)
				$56

NOTES TO SCHEDULE OF INVESTMENTS:

*                           Floating or variable rate note. Rate is listed as of 10/31/2009.

IO                     Interest Only.

§                           Illiquid. These securities aggregated to $2,257, or 0.45%; and illiquid derivatives aggregated to $9, or less than 0.00%, of the fund’s net assets.

♦                           Value and/or principal is less than $1.

Џ                         In default.

■                          Coupon rate is fixed for a predetermined period of time and then converts to a floating rate until maturity/call date. Rate is listed as of 10/31/2009.

Ž                          The security has a perpetual maturity. The date shown is the next call date.

Λ                         All or a portion of this security is on loan. The value of all securities on loan is $610.

▲                         Rate shown reflects the yield at 10/31/2009.

‡                            Non-income producing security.

Г                          Contract amounts are not in thousands.

#                           Aggregate cost for federal income tax purposes is $548,239. Aggregate gross unrealized appreciation/depreciation for all securities in which there is an excess of value over tax cost were $19,807 and $31,343, respectively. Net unrealized depreciation for tax purposes is $11,536.

The notes to the financial statements are an integral part of this report.

(1)

If the fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(a)	All or a portion of this security has been pledged as collateral with the broker in the amount of $1,500 to cover margin requirements for open future contracts

(b)	All of this security has been pledged as collateral with the broker in the amount of $1,259 to cover margin requirements for open swap contracts.

(c)	Securities with an aggregate market value of $580 and cash in the amount of $471 has been pledged as collateral segregated with the custodian to cover margin requirements for open TBA transactions.

(d)	Cash in the amount of $2,120 has been pledged as collateral and segregated with the custodian to cover margin requirements for open swap contracts.

DEFINITIONS:

144A

144A Securities are registered pursuant to Rule 144A of the Securities Act of 1933. These securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At 10/31/2009, these securities aggregated $42,794, or 8.47%, of the fund’s net assets.

BRC	Barclays Bank PLC
BRL	Brazilian Real
CBK	Citibank N.A.
CDI	Credit Default Index
CDX	A series of indices that track North American and emerging market credit derivative indices.
CLO	Collateralized Loan Obligation
DUB	Deutsche Bank AG
EUR	Euro
EURIBOR	Euro InterBank Offered Rate
GBP	Pound Sterling
GST	Goldman Sachs Capital Markets
IG	Investment Grade
IRO	Interest Rate Option
LB	Lehman Brothers
LIBOR	London Interbank Offered Rates
MLC	Merrill Lynch Capital Services
MYC	Morgan Stanley Capital Services
NA	North American
RYL	Royal Bank of Scotland PLC
TBA	To Be Announced
USD	United States Dollar

The notes to the financial statements are an integral part of this report.

VALUATION SUMMARY:

Investment Securities	Level 1	Level 2	Level 3	Total
Equities - Financials	$2,942	$—	$—	$2,942
Equities - U.S. Government Agency Obligation	30	—	—	30
Fixed Income - Asset-Backed Security	—	17,090	892	17,982
Fixed Income - Consumer Discretionary	—	5,289	—	5,289
Fixed Income - Consumer Staples	—	8,207	—	8,207
Fixed Income - Energy	—	4,073	—	4,073
Fixed Income - Financials	—	109,076	—	109,076
Fixed Income - Foreign Government Obligation	—	7,055	—	7,055
Fixed Income - Industrials	—	763	—	763
Fixed Income - Mortgage-Backed Security	—	52,109	—	52,109
Fixed Income - Municipal Government Obligation	—	27,039	—	27,039
Fixed Income - Short-Term U.S. Government Obligation	—	1,259	—	1,259
Fixed Income - Telecommunication Services	—	603	—	603
Fixed Income - U.S. Government Agency Obligation	—	214,362	—	214,362
Fixed Income - U.S. Government Obligation	—	83,760	—	83,760
Fixed Income - Utilities	—	434	—	434
Cash & Cash Equivalent - Financials	—	1,100	—	1,100
Cash & Cash Equivalent - Securities Lending Collateral	622	—	—	622
Total	$3,594	$532,217	$892	$536,703

Other Financial Instruments*	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts	$—	$56	$—	$56
Credit Default Swap	—	526	—	526
Interest Rate Swap	—	1,578	—	1,578
Futures Contracts	—	2,131	—	2,131
Written Swaption	—	527	—	527
Total	$—	$4,818	$—	$4,818

Securities Sold Short	Level 1	Level 2	Level 3	Total
Fixed Income - U.S. Government Agency Obligation	$—	$(37,286)	$—	$(37,286)
Total	$—	$(37,286)	$—	$(37,286)

Level 3 Rollforward - Investment Securities

Securities	Beginning Balance at 10/31/2008	Net Purchases /(Sales)	Accrued Discounts/ (Premiums)		Total Realized Loss	Change in Unrealized Depreciation	Net Transfers In/(Out) of Level 3	Ending Balance at 10/31/2009
Fixed Income - Asset-Backed Security	$1,221	$—	$	♦	$(291)	$(38)	$—	$892

* Other financial instruments are derivative instruments. Future Contracts, Forward Foreign Currency Contracts and Swap Contracts are valued at unrealized appreciation (depreciation) on the instrument.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF ASSETS AND LIABILITIES

At October 31, 2009

(all amounts except per share amounts in thousands)

	Transamerica Clarion Global Real Estate Securities	Transamerica Jennison Growth		Transamerica MFS International Equity		Transamerica PIMCO Real Return TIPS	Transamerica PIMCO Total Return
Assets:
Investment securities, at value	$287,729	$648,973		$392,142		$883,296	$535,603
Repurchase agreement, at value	5,220	2,046		5,878		14,000	1,100
Cash	—	—		—		1,405	1,793
Foreign currency, at value	7	—		1		4,930	4,908
Receivables:
Investment securities sold	4,054	3,594		—		17,961	83,474
Shares of beneficial interest sold	62	145		512		255	365
Interest	— (a)	—	(a)	—	(a)	4,433	4,430
Securities lending income (net)	6	—	(a)	—	(a)	—	— (a)
Dividends	672	302		485		—	64
Dividend reclaims	73	20		480		—	—
Variation margin	—	—		—		63	284
Swap agreements, at value	—	—		—		2,752	2,381
Unrealized appreciation on forward foreign currency contracts	—	—		—		554	614
	$297,823	$655,080		$399,498		$929,649	$635,016
Liabilities:
Cash deposit due to broker	—	—		—		1,470	2,591
Accounts payable and accrued liabilities:
Investment securities purchased	1,642	—		43		172,978	86,344
Shares of beneficial interest redeemed	—	1		47		215	—
Management and advisory fees	197	433		304		422	280
Administration fees	5	11		7		13	8
Other	46	25		47		48	48
Collateral for securities on loan	10,431	—		2,296		—	622
Written options and swaptions, at value	—	—		—		98	151
Swap agreements, at value	—	—		—		1,457	1,799
Securities sold short, at value	—	—		—		—	37,286
Unrealized depreciation on forward foreign currency contracts	—	—		—		225	558
	12,321	470		2,744		176,926	129,687
Net assets	$285,502	$654,610		$396,754		$752,723	$505,329

Net assets consist of:
Shares of beneficial interest, unlimited shares authorized, no par value	$374,170	$645,679		$348,956		$725,883	$481,843
Undistributed net investment income	3,532	279		3,132		8,924	854
Undistributed (accumulated) net realized gain (loss) from investments	(96,456)	(52,029)		8,436		(29,101)	29,304
Net unrealized appreciation (depreciation) on:
Investment securities	4,264	60,680		36,180		43,249	(10,926)
Futures contracts	—	—		—		1,016	2,131
Written option and swaptions contracts	—	—		—		1,339	527
Swap agreements	—	—		—		977	2,104
Translation of assets and liabilities denominated in foreign currencies	(8)	1		50		436	(203)
Securities sold short	—	—		—		—	(305)
Net assets	$285,502	$654,610		$396,754		$752,723	$505,329

Shares outstanding	26,521	64,375		48,639		70,212	46,586

Net asset value and offering price per share	$10.77	$10.17		$8.16		$10.72	$10.85

Investment securities, at cost	$283,465	$588,293		$355,962		$840,047	$546,529
Repurchase agreement, at cost	$5,220	$2,046		$5,878		$14,000	$1,100
Foreign currency, at cost	$7	$—		$1		$4,946	$4,899
Securities loaned, at value	$9,871	$—		$2,186		$—	$610
Premium received on written option & swaption contracts	$—	$—		$—		$1,437	$678
Premium paid on swap agreements	$—	$—		$—		$831	$1,768
Premium received on swap agreements	$—	$—		$—		$1,149	$246
Proceeds received from securities sold short	$—	$—		$—		$—	$36,981

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF OPERATIONS

For the year ended October 31, 2009

(all amounts in thousands)

	Transamerica Clarion Global Real Estate Securities	Transamerica Jennison Growth	Transamerica MFS International Equity	Transamerica PIMCO Real Return TIPS	Transamerica PIMCO Total Return
Investment income:
Dividend income	$9,896	$2,866	$6,135	$30	$434
Withholding taxes on foreign dividends	(550)	(35)	(649)	—	—
Interest income	2	1	1	26,631	30,008
Securities lending income (net)	142	57	40	249	90
	9,490	2,889	5,527	26,910	30,532
Expenses:
Management and advisory	1,784	2,260	1,754	4,530	3,549
Transfer agent:
Class A	12	32	42	4	14
Class B	6	27	33	3	11
Class C	2	10	10	2	6
Class I	— (a)	— (a)	— (a)	— (a)	— (a)
Printing and shareholder reports	7	11	8	25	21
Custody	181	44	257	202	225
Administration	45	57	38	135	107
Legal	7	10	6	21	17
Audit and tax	28	21	22	40	40
Trustees	5	7	5	15	11
Registration	2	1	6	—	—
Other	11	10	4	33	22
Total expenses	2,090	2,490	2,185	5,010	4,023

Net investment income	7,400	399	3,342	21,900	26,509

Net realized gain (loss) on transactions from:
Investment securities	(63,221)	(19,018)	10,325	28,219	30,131
Futures contracts	—	—	—	9,332	6,363
Written option & swaption contracts	—	—	—	356	(1,422)
Swap agreements	—	—	—	(21,057)	(7,372)
Foreign currency transactions	(72)	(38)	(410)	(4,430)	(1,657)
Securities sold short	—	—	—	(2,639)	(1,101)
	(63,293)	(19,056)	9,915	9,781	24,942

Net increase (decrease) in unrealized appreciation (depreciation) on:
Investment securities	95,198	83,219	53,821	98,115	61,239
Futures contracts	—	—	—	(4,662)	782
Written option and swaption contracts	—	—	—	1,406	475
Swap agreements	—	—	—	5,176	933
Translation of assets and liabilities denominated in foreign currencies	(14)	1	53	2,110	(2,190)
Securities sold short	—	—	—	(5,794)	(218)
Change in unrealized appreciation (depreciation)	95,184	83,220	53,874	96,351	61,021
Net realized and unrealized gain:	31,891	64,164	63,789	106,132	85,963
Net increase In net assets resulting from operations	$39,291	$64,563	$67,131	$128,032	$112,472

(a) Rounds to less than $1.

The notes to the financial statements are an integral part of this report.

STATEMENTS OF CHANGES IN NET ASSETS

For the years ended:

(all amounts in thousands)

	Transamerica Clarion Global Real Estate Securities		Transamerica Jennison Growth		Transamerica MFS International Equity
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$7,400	$7,539	$399	$353	$3,342	$220
Net realized gain (loss)(a)	(63,293)	(29,260)	(19,056)	(32,716)	9,915	(174)
Change in unrealized appreciation (depreciation)(b)	95,184	(162,319)	83,220	(63,764)	53,874	(22,621)
Net increase (decrease) in net assets resulting from operations	39,291	(184,040)	64,563	(96,127)	67,131	(22,575)

Distributions to shareholders:
From net investment income:
Class A	(30)	(254)	—	—	—	(143)
Class B	(10)	(159)	—	—	—	(232)
Class C	(17)	(106)	—	—	—	(98)
Class I	(4,922)	(16,445)	(430)	(228)	—	—
	(4,979)	(16,964)	(430)	(228)	—	(473)
From net realized gains:
Class A	—	(588)	—	—	—	(557)
Class B	—	(369)	—	—	—	(861)
Class C	—	(243)	—	—	—	(335)
Class I	—	(37,556)	—	—	—	—
	—	(38,756)	—	—	—	(1,753)
Total distributions to shareholders	(4,979)	(55,720)	(430)	(228)	—	(2,226)

Capital share transactions:
Proceeds from shares sold:
Class A	1	5	27	27	27	49
Class B	—	2	3	6	6	13
Class C	—	4	—	—	—	6
Class I	15,388	48,177	451,224	147,775	321,484	53,956
	15,389	48,188	451,254	147,808	321,517	54,024
Dividends and distributions reinvested:
Class A	27	793	—	—	—	687
Class B	9	457	—	—	—	1,065
Class C	16	311	—	—	—	367
Class I	4,922	54,001	430	228	—	—
	4,974	55,562	430	228	—	2,119
Cost of shares redeemed:
Class A	(3,025)	(1,578)	(7,471)	(1,969)	(9,247)	(2,210)
Class B	(962)	(971)	(5,295)	(2,815)	(3,533)	(2,970)
Class C	(1,216)	(354)	(2,986)	(746)	(2,363)	(1,784)
Class I	(895)	(4,425)	(44,034)	(36,134)	(30,496)	—
	(6,098)	(7,328)	(59,786)	(41,664)	(45,639)	(6,964)
Automatic conversions:
Class A	126	723	1,268	1,195	2,402	1,054
Class B	(126)	(723)	(1,268)	(1,195)	(2,402)	(1,054)
	—	—	—	—	—	—
Net increase in net assets resulting from capital shares transactions	14,265	96,422	391,898	106,372	275,878	49,179

Net increase (decrease) in net assets	48,577	(143,338)	456,031	10,017	343,009	24,378

Net assets:
Beginning of year	$236,925	$380,263	$198,579	$188,562	$53,745	$29,367
End of year	$285,502	$236,925	$654,610	$198,579	$396,754	$53,745
Undistributed (accumulated) net investment income (loss)	$3,532	$(722)	$279	$349	$3,132	$(1)

The notes to the financial statements are an integral part of this report.

	Transamerica Clarion Global Real Estate Securities		Transamerica Jennison Growth		Transamerica MFS International Equity
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	—	1	3	2	9	12
Class B	—	—	—	1	3	4
Class C	—	—	—	—	—	3
Class I	1,667	3,314	47,919	14,148	46,747	6,234
	1,667	3,315	47,922	14,151	46,759	6,253
Shares issued-reinvested from distributions:
Class A	3	50	—	—	—	152
Class B	1	29	—	—	—	275
Class C	2	20	—	—	—	97
Class I	573	3,424	56	18	—	—
	579	3,523	56	18	—	524
Shares redeemed:
Class A	(299)	(114)	(774)	(181)	(2,815)	(565)
Class B	(95)	(67)	(600)	(273)	(1,312)	(857)
Class C	(118)	(25)	(334)	(73)	(864)	(512)
Class I	(93)	(322)	(5,706)	(4,386)	(4,342)	—
	(605)	(528)	(7,414)	(4,913)	(9,333)	(1,934)
Automatic conversions:
Class A	15	49	143	106	895	254
Class B	(15)	(49)	(153)	(113)	(1,050)	(298)
	—	—	(10)	(7)	(155)	(44)
Net increase (decrease) in shares outstanding:
Class A	(281)	(14)	(628)	(73)	(1,911)	(147)
Class B	(109)	(87)	(753)	(385)	(2,359)	(876)
Class C	(116)	(5)	(334)	(73)	(864)	(412)
Class I	2,147	6,416	42,269	9,780	42,405	6,234
	1,641	6,310	40,554	9,249	37,271	4,799

The notes to the financial statements are an integral part of this report.

	Transamerica PIMCO Real Return TIPS		Transamerica PIMCO Total Return
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
From operations:
Net investment income	$21,900	$33,282	$26,509	$27,295
Net realized gain (loss)(a)	9,781	(2,877)	24,942	24,977
Change in unrealized appreciation (depreciation)(b)	96,351	(64,174)	61,021	(78,111)
Net increase (decrease) in net assets resulting from operations	128,032	(33,769)	112,472	(25,839)

Distributions to shareholders:
From net investment income:
Class A	(69)	(131)	(273)	(188)
Class B	(51)	(113)	(248)	(259)
Class C	(44)	(91)	(185)	(143)
Class I	(22,794)	(35,353)	(35,568)	(24,014)
	(22,958)	(35,688)	(36,274)	(24,604)
From net realized gains:
Class A	(13)	—	(92)	(25)
Class B	(10)	—	(89)	(42)
Class C	(8)	—	(62)	(20)
Class I	(3,862)	—	(11,115)	(2,969)
	(3,893)	—	(11,358)	(3,056)
Total distributions to shareholders	(26,851)	(35,688)	(47,632)	(27,660)

Capital share transactions:
Proceeds from shares sold:
Class A	9	46	3	92
Class B	1	24	7	54
Class C	7	32	15	37
Class I	90,261	70,880	14,123	68,212
	90,278	70,982	14,148	68,395
Dividends and distributions reinvested:
Class A	69	79	318	146
Class B	49	68	283	200
Class C	43	49	195	101
Class I	26,655	25,244	46,683	20,711
	26,816	25,440	47,479	21,158
Cost of shares redeemed:
Class A	(2,950)	(903)	(5,808)	(1,086)
Class B	(1,787)	(480)	(5,045)	(1,837)
Class C	(1,688)	(525)	(3,675)	(462)
Class I	(85,752)	(97,080)	(174,373)	(21,488)
	(92,177)	(98,988)	(188,901)	(24,873)
Automatic conversions:
Class A	233	308	367	1,285
Class B	(233)	(308)	(367)	(1,285)
	—	—	—	—
Net increase (decrease) in net assets resulting from capital shares transactions	24,917	(2,566)	(127,274)	64,680

Net increase (decrease) in net assets	126,098	(72,023)	(62,434)	11,181

Net assets:
Beginning of year	$626,625	$698,648	$567,763	$556,582
End of year	$752,723	$626,625	$505,329	$567,763
Undistributed net investment income	$8,924	$1,933	$854	$11,197

The notes to the financial statements are an integral part of this report.

	Transamerica PIMCO Real Return TIPS		Transamerica PIMCO Total Return
	October 31, 2009	October 31, 2008	October 31, 2009	October 31, 2008
Share activity:
Shares issued:
Class A	1	2	1	5
Class B	—	—	—	1
Class C	1	1	2	1
Class I	9,035	5,765	1,332	5,939
	9,037	5,768	1,335	5,946
Shares issued-reinvested from distributions:
Class A	7	10	33	18
Class B	5	9	30	23
Class C	4	7	20	13
Class I	2,650	3,387	4,858	2,600
	2,666	3,413	4,941	2,654
Shares redeemed:
Class A	(285)	(86)	(547)	(104)
Class B	(173)	(47)	(479)	(177)
Class C	(165)	(51)	(347)	(45)
Class I	(8,878)	(9,325)	(17,605)	(2,124)
	(9,501)	(9,509)	(18,978)	(2,450)
Automatic conversions:
Class A	24	29	37	121
Class B	(24)	(29)	(37)	(121)
	—	—	—	—
Net increase (decrease) in shares outstanding:
Class A	(253)	(45)	(476)	40
Class B	(192)	(67)	(486)	(274)
Class C	(160)	(43)	(325)	(31)
Class I	2,807	(173)	(11,415)	6,415
	2,202	(328)	(12,702)	6,150

(a)  Net realized gain (loss) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency transactions.

(b) Change in unrealized appreciation (depreciation) includes investment securities, futures contracts, written options and swaptions, securities sold short, swaps, and foreign currency translation.

The notes to the financial statements are an integral part of this report.

FINANCIAL HIGHLIGHTS

For the periods and years ended:

For a share outstanding throughout each period

	Transamerica Clarion Global Real Estate Securities
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$9.52	$20.48	$20.25	$15.85

Investment operations
Net investment income(b)	0.29	0.32	0.36	0.21
Net realized and unrealized gain (loss) on investments	1.15	(8.33)	2.45	5.85
Total from investment operations	1.44	(8.01)	2.81	6.06

Distributions
Net investment income	(0.19)	(0.90)	(0.80)	(0.28)
Net realized gains on investments	—	(2.05)	(1.78)	(1.38)
Total distributions	(0.19)	(2.95)	(2.58)	(1.66)

Net asset value
End of year	$10.77	$9.52	$20.48	$20.25

Total return(c)	15.72%	(44.82)%	15.11%	41.43	%(d)

Net assets end of year	$285,502	$232,115	$367,750	$331,620

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.93%	0.89%	0.88%	0.91	%(e)
Before reimbursement/recapture	0.93%	0.89%	0.88%	0.91	%(e)
Net investment income, to average net assets	3.30%	2.29%	1.29%	1.27	%(e)
Portfolio turnover rate	61%	41%	72%	76	%(d)

For a share outstanding throughout each period

	Transamerica Jennison Growth					Transamerica MFS International Equity
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)		October 31, 2009	October 31, 2008(f)
Net asset value
Beginning of year	$8.37	$13.05	$11.40	$11.43		$6.58	$10.00

Investment operations
Net investment income(b)	0.01	0.02	0.03	—	(g)	0.12	0.02
Net realized and unrealized gain (loss) on investments	1.81	(4.68)	2.08	0.18		1.46	(3.44)
Total from investment operations	1.82	(4.66)	2.11	0.18		1.58	(3.42)

Distributions
Net investment income	(0.02)	(0.02)	—	—		—	—
Net realized gains on investments	—	—	(0.46)	(0.21)		—	—
Total distributions	(0.02)	(0.02)	(0.46)	(0.21)		—	—

Net asset value
End of year	$10.17	$8.37	$13.05	$11.40		$8.16	$6.58

Total return(c)	21.79%	(35.77)%	19.14%	1.50	%(d)	24.01%	(34.20	)%(d)

Net assets end of year	$654,610	$184,981	$160,815	$96,273		$396,754	$40,997

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.85%	0.85%	0.87%	0.89	%(e)	1.09%	1.23	%(e)
Before reimbursement/recapture	0.85%	0.85%	0.87%	0.89	%(e)	1.09%	1.23	%(e)
Net investment income (loss), to average net assets	0.16%	0.21%	0.22%	(0.02	)%(e)	1.78%	0.71	%(e)
Portfolio turnover rate	82%	70%	63%	80	%(d)	24%	37	%(d)

The notes to the financial statements are an integral part of this report.

For a share outstanding throughout each period

	Transamerica PIMCO Real Return TIPS
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006	October 31, 2005(h)
Net asset value
Beginning of year	$9.21	$10.21	$10.05	$10.25	$10.45

Investment operations
Net investment income(b)	0.32	0.47	0.38	0.48	0.37
Net realized and unrealized gain (loss) on investments	1.58	(0.96)	0.16	(0.22)	(0.04)
Total from investment operations	1.90	(0.49)	0.54	0.26	0.33

Distributions
Net investment income	(0.33)	(0.51)	(0.38)	(0.45)	(0.36)
Net realized gains on investments	(0.06)	—	—	(0.01)	(0.17)
Total distributions	(0.39)	(0.51)	(0.38)	(0.46)	(0.53)

Net asset value
End of year	$10.72	$9.21	$10.21	$10.05	$10.25

Total return(c)	21.00%	(5.29)%	5.54%	2.55%	3.20	%(d)

Net assets end of year	$752,723	$621,092	$690,942	$603,597	$295,966

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.74%	0.74%	0.73%	0.73%	0.73	%(e)
Before reimbursement/recapture	0.74%	0.74%	0.73%	0.73%	0.73	%(e)
Net investment income, to average net assets	3.23%	4.47%	3.82%	4.79%	3.60	%(e)
Portfolio turnover rate	583%	1,028%	375%	384%	662	%(d)

For a share outstanding throughout each period

	Transamerica PIMCO Total Return
	October 31, 2009	October 31, 2008	October 31, 2007	October 31, 2006(a)
Net asset value
Beginning of year	$9.58	$10.47	$10.28	$10.12

Investment operations
Net investment income(b)	0.49	0.49	0.46	0.41
Net realized and unrealized gain (loss) on investments	1.64	(0.88)	0.18	0.12
Total from investment operations	2.13	(0.39)	0.64	0.53

Distributions
Net investment income	(0.67)	(0.44)	(0.44)	(0.37)
Net realized gains on investments	(0.19)	(0.06)	(0.01)	—
Total distributions	(0.86)	(0.50)	(0.45)	(0.37)

Net asset value
End of year	$10.85	$9.58	$10.47	$10.28

Total return(c)	23.74%	(4.04)%	6.33%	5.33	%(d)

Net assets end of year	$505,329	$555,428	$540,310	$268,173

Ratio and supplemental data

Expenses to average net assets:
After reimbursement/recapture	0.74%	0.75%	0.75%	0.80	%(e)
Before reimbursement/recapture	0.74%	0.75%	0.75%	0.80	%(e)
Net investment income, to average net assets	4.95%	4.66%	4.39%	4.18	%(e)
Portfolio turnover rate	841%	751%	756%	544	%(d)

(a) Commenced operations on November 15, 2005.

(b) Calculated based on average number of shares outstanding.

(c) Total return has been calculated for the applicable period without deduction of a sales load, if any, on an initial purchase.

(d) Not annualized.

(e) Annualized.

(f) Commenced operations on June 10, 2008.

(g) Rounds to less than $(0.01) or $0.01.

(h) Commenced operations on November 8, 2004.

The notes to the financial statements are an integral part of this report.

NOTES TO FINANCIAL STATEMENTS

At October 31, 2009

(all amounts in thousands)

NOTE 1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Federated Market Opportunity, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, and Transamerica WMC Emerging Markets, Transamerica Clarion Global Real Estate Securities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, Transamerica PIMCO Total Return (each a “Fund”; collectively, the “Funds”) are part of Transamerica Funds.

Effective September 25, 2009, Class A, Class B, and Class C shares were liquidated for the following funds: Transamerica Clarion Global Real Estates Securities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return. Class I shares is the only remaining share class for these funds.

Class I shares are currently offered for investment primarily to certain affiliated asset allocation funds and other investors, including institutional investors such as foreign insurers, domestic insurance companies and their separate accounts, and eligible retirement plans whose record keepers or financial service firm intermediaries have entered into agreements with Transamerica Funds or its agents.

Transamerica BlackRock Natural Resources, Transamerica Clarion Global Real Estates Securities, Transamerica JPMorgan International Bond, Transamerica PIMCO Real Return TIPS, Transamerica Third Avenue Value, Transamerica UBS Dynamic Alpha, and Transamerica Van Kampen Emerging Markets Debt are “non-diversified” under the 1940 Act.

This report should be read in conjunction with the Funds’ current prospectus, which contains more complete information about the Funds, including investment objectives and strategies.

In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

In preparing the Funds’ financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Funds.

Repurchase agreements: Securities purchased subject to repurchase agreements are held at the Funds’ custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to 100% of the resale price.  The Funds will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Foreign currency denominated investments: The accounting records of the Funds are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the closing exchange rate each day. Income, expenses, purchases and sales of investment securities denominated in foreign currencies are translated at prevailing exchange rates on the respective dates of such transactions. Each Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include: 1) foreign currency fluctuations between trade date and settlement date of investment security transactions; 2) gains and losses on forward foreign currency contracts; and 3) the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region.

Foreign capital gains taxes: The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Funds accrue such taxes when the related income or capital gains are earned. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Forward foreign currency contracts: The Funds are subject to foreign currency exchange rate risk exposure in the normal course of pursuing their investment objectives. The Funds that enter into forward foreign currency contracts are using the contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked to market daily, with the change in value recorded as an unrealized gain or loss. When the contracts are settled, a realized gain or loss is incurred. Risks arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts.

Open forward foreign currency contracts at October 31, 2009 are listed in the Schedules of Investments.

Option contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Funds enter into option contracts to manage exposure to various market fluctuations. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts; the possibility of an illiquid market and an inability of the counterparty to meet the contract terms. Funds write call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they invest. When a Fund writes a covered call or put option/swaption, an amount equal to the premium received by a Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. Premiums received from writing options/swaptions which expire are treated as realized gains. Premiums received from writing options/swaptions which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying future, swap, security or currency transaction to determine the realized gain or loss. Options are marked-to-market daily to reflect the current value of the option/swaption written.

The underlying face amounts of open option and swaption contracts at October 31, 2009 are listed in the Schedules of Investments.

Transactions in written options were as follows:

Transamerica BlackRock Global Allocation	Premium	Notional Amount
Balance at October 31, 2008	$2,296	$556
Sales	1,573	412
Closing Buys	(1,246)	(195)
Expirations	(1,783)	(506)
Exercised	(227)	(78)
Balance at October 31, 2009	$613	$189

Transamerica Federated Market Opportunity	Premium	Notional Amount
Balance at October 31, 2008	$172	$30
Sales	—	—
Closing Buys	(57)	(10)
Expirations	(115)	(20)
Exercised	—	—
Balance at October 31, 2009	$—	$—

Transactions in written swaptions were as follows:

Transamerica PIMCO Real Return TIPS	Premium	Notional Amount
Balance at October 31, 2008	$410	$13,700
Sales	2,083	263,800
Closing Buys	(519)	(41,800)
Expirations	(537)	(91,500)
Exercised	—	—
Balance at October 31, 2009	$1,437	$144,200

Transamerica PIMCO Real Return TIPS	Premium	Notional Amount
Balance at October 31, 2008	$197	$322
Sales	200	1,004
Closing Buys	—	—
Expirations	(397)	(1,326)
Exercised	—	—
Balance at October 31, 2009	$—	$—

Transamerica PIMCO Total Return	Premium	Notional Amount
Balance at October 31, 2008	$87	309
Sales	173	401
Closing Buys	(19)	(138)
Expirations	(183)	(498)
Exercised	(58)	(74)
Balance at October 31, 2009	$—	$—

Transamerica PIMCO Total Return	Premium	Notional Amount
Balance at October 31, 2008	$1,494	$63,500
Sales	1,448	213,600
Closing Buys	(1,894)	(130,300)
Expirations	(370)	(53,000)
Exercised	—	—
Balance at October 31, 2009	$678	$93,800

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Futures contracts: The Funds are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. Certain Funds use futures contracts to gain exposure to, or hedge against changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Funds are required to deposit with the broker either in cash or securities an initial margin in an amount equal to a certain percentage of the contract amount.

Subsequent payments (variation margin) are paid or received by the Funds each day, depending on the daily fluctuations in the value of the contracts, and are recorded for financial statement purposes as unrealized gains or losses by the Funds. Upon entering into such contracts, the Funds bear the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Funds may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

The underlying face amounts of open futures contracts at October 31, 2009 are listed in the Schedules of Investments. The variation margin receivable or payable, as applicable, is included in the Statements of Assets and Liabilities.

Swap agreements: Swap agreements are privately negotiated agreements between the Funds and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Certain Funds enter into credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage exposure to credit, currency and interest rate risk. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Specific risks and accounting related to each type of swap agreement are identified and described in the following paragraphs.

Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations over the life of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.

Credit default swap agreements: The Funds are subject to credit risk in the normal course of pursuing their investment objective. The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Funds’ maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

Certain Funds sell credit default swaps which expose them to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. The aggregate fair value of the credit default swaps are disclosed in the Schedules of Investments. The aggregate fair value of assets posted as collateral, net of assets received as collateral, for these swaps is included in the footnotes to the Schedules of Investments. If a defined credit event had occurred during the period, the swaps’ credit-risk-related contingent features would have been triggered and the Funds would have been required to pay the notional amounts for the credit default swaps with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. To help hedge against this risk, the Funds enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Funds with interest rate swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. The risks of interest rate swaps include changes in market conditions which will affect the value of the contract or the cash flows and the possible inability of the counterparty to fulfill its obligations under the agreement. The Funds’ maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that that amount is positive. This risk is mitigated by having a master netting arrangement between the Funds and the counterparty and by the posting of collateral by the counterparty to the Funds to cover the Funds’ exposure to the counterparty.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Total return swap agreements: The Funds are subject to equity and other risks related to the underlying investments of the swap agreement in the normal course of pursuing their investment objectives. Total return swap agreements on commodities involve commitments where by cash flows are exchanged based on the price of a commodity and in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments.

The aggregate fair value of the total return swaps is disclosed in the Schedules of Investments. Payments received or made at the beginning of the measurement period represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive payments from or make payments to the counterparty.

Short sales: A short sale is a transaction in which a Fund sells securities it does not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Funds are obligated to replace the borrowed securities at the market price at the time of replacement. The Funds’ obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Funds consider the short sale to be a borrowing by the Funds that is subject to the asset coverage requirements of the 1940 Act, as amended. The Funds incur a profit or a loss, depending upon whether the market price of the securities decreases or increases between the date of the short sale and the date on which the Funds must replace the borrowed securities. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Funds may be unable to replace borrowed securities sold short.

The Funds investing in short sales are liable for any dividends payable on securities while those securities are in a short position and also bear other costs, such as charges for the prime brokerage accounts, in connection with its short positions. These costs are reported as broker expense on short sales in the Statements of Operations.

Loan participations/assignments: Participations/assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Funds to supply additional cash to the borrowers on demand. Loan participations/assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Funds assume the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Funds may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. Loan participations typically represent direct participation in loans to corporate borrowers, and generally are offered by banks or other financial institutions or lending syndicates. The Funds that participate in such syndications, or can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders. The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless, under the terms of the loans or other indebtedness, the portfolios have direct recourse against the corporate borrowers, the Funds may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

TBA purchase commitments: To be announced (“TBA”) purchase commitments are entered into to purchase securities for a fixed price at a future date, typically not to exceed 45 days. TBA purchase commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, in addition to the risk of decline in the value of the Funds’ other assets. Unsettled TBA purchase commitments are valued at the current value of the underlying securities, according to the procedures described under Security Valuations.

Treasury Inflation-Protected Securities (“TIPS”): Certain Funds invest in TIPS, specially structured bonds in which the principal amount is adjusted daily to keep pace with inflation as measured by the U.S. Consumer Price Index. The adjustments to principal due to inflation/deflation are reflected as increases/decreases to interest income with a corresponding adjustment to cost.

Restricted and illiquid securities: Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid.  Restricted securities generally may be resold in transactions exempt from registration.  A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time.  Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The restricted and illiquid securities at October 31, 2009 are listed in the Schedules of Investments.

Cash overdraft: Throughout the year, the Funds may have cash overdraft balances. A fee is incurred on these overdrafts at a rate based on the federal funds rate.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 1. (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. The lending of Funds’ securities exposes the Funds to risks such as the following: (i) the borrowers may fail to return the loaned securities; (ii) the borrowers may not be able to provide additional collateral; (iii) the Funds may experience delays in recovery of the loaned securities or delays in access to collateral; or (iv) the Funds may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral equal to at least the market value of the securities loaned. Cash collateral received is invested in the State Street Navigator Securities Lending Trust-Prime Portfolio, a money market mutual fund registered under the 1940 Act. By lending such securities, the Funds seek to increase their net investment income through the receipt of interest (after rebates and fees).

Such income is reflected separately on the Statements of Operations. The value of loaned securities and related collateral outstanding at October 31, 2009 are shown in the Schedules of Investments and Statements of Assets and Liabilities.

Income from loaned securities on the Statements of Operations is net of fees earned by the lending agent for its services.

Commission recapture: The sub-advisers of certain Funds, to the extent consistent with the best execution and usual commission rate policies and practices, have elected to place security transactions of the Funds with broker/dealers with which Transamerica Funds has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Funds. In no event will commissions paid by the Funds be used to pay expenses that would otherwise be borne by any other funds within Transamerica Funds, or by any other party.

Recaptured commissions for the year ended October 31, 2009, are included in net realized gain (loss) in the Statements of Operations and are summarized as follows:

Fund	Commissions
Transamerica AllianceBernstein International Value	$—	(a)
Transamerica Federated Market Opportunity	29
Transamerica JPMorgan Mid Cap Value	9
Transamerica Third Avenue Value	18
Transamerica Thornburg International Value	—	(a)
Transamerica UBS Dynamic Alpha	9
Transamerica UBS Large Cap Value	115
Transamerica Van Kampen Mid-Cap Growth	15
Transamerica Van Kampen Small Company Growth	11
Transamerica WMC Emerging Markets	4
Transamerica Clarion Global Real Estate Securities	32
Transamerica Jennison Growth	63

(a) Rounds to less than $1.

Security transactions and investment income: Security transactions are recorded on the trade date. Security gains and losses are calculated on the specific identification basis. Dividend income, if any, is recorded on the ex-dividend dates or, in the case of foreign securities, as soon as the Funds are informed of the ex-dividend dates. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Dividend income related to Real Estate Investment Trusts (“REIT”) is recorded at management’s estimate of the income included in distributions from the REIT investments. Distributions received in excess of the estimated amount are recorded as a reduction of the cost of investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts.

Dividend distributions: Distributions to shareholders are recorded on the ex-dividend dates and are determined in accordance with federal income tax regulations which may differ from GAAP.

Foreign taxes: The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2. SECURITY VALUATIONS

All investments in securities are recorded at their estimated fair value.  The Funds values their investments at the close of the New York Stock Exchange (“NYSE”), normally 4 p.m. ET, each day the NYSE is open for business.  The Funds utilizes various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three Levels of inputs are:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, that are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs, to the extent that relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the investment, based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

Fair value measurements: A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities (common and preferred stock):  Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Foreign securities generally are valued based on quotations from the primary market in which they are traded and are categorized in Level 1.  Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (“ADR”), financial futures, Exchange Traded Funds (“ETF”), and the movement of the certain indices of securities based on a statistical analysis of their historical relationship such valuations generally are categorized in Level 2.

Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are also generally categorized in Level 2.

Corporate bonds: The fair value of corporate bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Asset backed securities: The fair value of asset backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized as Level 3.

Short-term notes: Short-term notes are valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values would be generally categorized in Level 2 of the fair value hierarchy.

U.S. government securities: U.S. government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government securities generally are categorized in Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 2. (continued)

U.S ..government agency securities: U.S. government agency securities are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U. S. government securities. Mortgage pass-throughs include to-be-announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.

Restricted securities (equity and debt): Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by Transamerica Asset Management, Inc.’s (“TAM”) Valuation Committee under the supervision of the Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Listed derivatives that are actively traded are valued based on quoted prices from the exchange and generally are categorized in Level 1 of the fair value hierarchy. Over the counter (“OTC”) derivative contracts include forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled by taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case for interest rate swap and option contracts. A substantial majority of OTC derivative products valued by the Funds using pricing models fall into this category and generally are categorized in Level 2 or the fair value hierarchy.

Other: Securities for which quotations are not readily available or whose values have been determined to be unreliable are valued at fair market value as determined in good faith by TAM’s Valuation Committee under the supervision of the Board of Trustees.

The hierarchy classification of inputs used to value the Funds’ investments, at October 31, 2009, as well as a reconciliation of assets for which significant unobservable inputs (Level 3) were used in determining value, are included at the end of the Funds’ Schedules of Investments.

NOTE 3.  RELATED PARTY TRANSACTIONS

TAM is the Funds’ investment adviser and is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (“AUSA”), both of which are indirect, wholly owned subsidiaries of AEGON NV. AUSA is wholly owned by AEGON USA, LLC (“AEGON USA”), a financial services holding company whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is owned by AEGON US Holding Corporation, which is owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is owned by The AEGON Trust, which is owned by AEGON International B.V., which is owned by AEGON NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ administrator and transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of AEGON NV.

Certain officers and trustees of the Funds are also officers and/or directors of TAM, TFS, and TCI.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

The following schedule reflects the percentage of the Funds that are owned by affiliated investment companies at October 31, 2009:

Transamerica AllianceBernstein International Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$6,319	2.00%
Transamerica Asset Allocation-Growth Portfolio	36,720	11.62
Transamerica Asset Allocation-Moderate Portfolio	21,792	6.89
Transamerica Asset Allocation-Moderate Growth Portfolio	50,627	16.02
Transamerica Multi-Manager International Portfolio	31,415	9.94
Transamerica Asset Allocation-Conservative VP	11,048	3.50
Transamerica Asset Allocation-Growth VP	15,701	4.97
Transamerica Asset Allocation-Moderate Growth VP	63,856	20.20
Transamerica Asset Allocation-Moderate VP	29,685	9.39
Transamerica International Moderate Growth VP	47,204	14.93
Total	$314,367	99.46%

Transamerica BlackRock Global Allocation	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$18,323	4.07%
Transamerica Asset Allocation-Growth Portfolio	48,478	10.77
Transamerica Asset Allocation-Moderate Portfolio	39,588	8.82
Transamerica Asset Allocation-Moderate Growth Portfolio	81,623	18.18
Transamerica Multi-Manager Alternative Strategies Portfolio	12,503	2.78
Transamerica Multi-Manager International Portfolio	17,631	3.92
Transamerica Asset Allocation-Conservative VP	18,284	4.07
Transamerica Asset Allocation-Growth VP	31,909	6.80
Transamerica Asset Allocation-Moderate Growth VP	130,120	27.75
Transamerica Asset Allocation-Moderate VP	46,966	10.02
Total	$445,425	97.18%

Transamerica BlackRock Large Cap Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$45,173	7.13%
Transamerica Asset Allocation-Growth Portfolio	201,798	31.85
Transamerica Asset Allocation-Moderate Portfolio	123,699	19.52
Transamerica Asset Allocation-Moderate Growth Portfolio	257,674	40.66
Total	$628,344	99.16%

Transamerica BlackRock Natural Resources	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,531	7.86%
Transamerica Asset Allocation-Growth Portfolio	16,088	13.26
Transamerica Asset Allocation-Moderate Portfolio	24,304	20.03
Transamerica Asset Allocation-Moderate Growth Portfolio	38,127	31.42
Transamerica Multi-Manager Alternative Strategies Portfolio	21,482	17.70
Transamerica Asset Allocation-Growth VP	10,744	8.85
Total	$120,276	99.12%

Transamerica BNY Mellon Market Neutral Strategy	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$7,291	8.41%
Transamerica Asset Allocation-Growth Portfolio	9,475	10.93
Transamerica Asset Allocation-Moderate Portfolio	15,098	17.42
Transamerica Asset Allocation-Moderate Growth Portfolio	27,309	31.50
Transamerica Multi-Manager Alternative Strategies Portfolio	19,041	21.97
Transamerica Asset Allocation-Growth VP	8,378	9.67
Total	$86,592	99.90%

Transamerica Federated Market Opportunity	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,757	11.40%
Transamerica Asset Allocation-Growth Portfolio	12,116	14.16
Transamerica Asset Allocation-Moderate Portfolio	17,985	21.02
Transamerica Asset Allocation-Moderate Growth Portfolio	23,014	26.90
Transamerica Multi-Manager Alternative Strategies Portfolio	21,848	25.54
Total	$84,720	99.02%

Transamerica JPMorgan Core Bond	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$20,136	9.33%
Transamerica Asset Allocation-Moderate Portfolio	27,273	12.64
Transamerica Asset Allocation-Moderate Growth Portfolio	32,207	14.92
Transamerica Asset Allocation-Conservative VP	30,287	14.03
Transamerica Asset Allocation-Moderate Growth VP	47,127	21.84
Transamerica Asset Allocation-Moderate VP	57,680	26.73
Total	$214,710	99.49%

Transamerica JPMorgan International Bond	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$69,264	9.45%
Transamerica Asset Allocation-Moderate Portfolio	131,847	17.99
Transamerica Asset Allocation-Moderate Growth Portfolio	105,144	14.34
Transamerica Multi-Manager Alternative Strategies Portfolio	23,732	3.24
Transamerica Asset Allocation-Conservative VP	97,895	13.36
Transamerica Asset Allocation-Moderate Growth VP	143,509	19.58
Transamerica Asset Allocation-Moderate VP	158,395	21.61
Total	$729,786	99.57%

Transamerica JPMorgan Mid Cap Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,309	5.61%
Transamerica Asset Allocation-Growth Portfolio	45,313	27.32
Transamerica Asset Allocation-Moderate Portfolio	35,769	21.57
Transamerica Asset Allocation-Moderate Growth Portfolio	75,379	45.46
Total	$165,770	99.96%

Transamerica Loomis Sayles Bond	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$80,506	9.91%
Transamerica Asset Allocation-Moderate Portfolio	131,738	16.22
Transamerica Asset Allocation-Moderate Growth Portfolio	88,074	10.84
Transamerica Multi-Manager Alternative Strategies Portfolio	36,833	4.53
Transamerica Asset Allocation-Conservative VP	109,066	13.43
Transamerica Asset Allocation-Moderate Growth VP	165,659	20.40
Transamerica Asset Allocation-Moderate VP	174,769	21.52
Transamerica International Moderate Growth VP	18,291	2.25
Total	$804,936	99.10%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Neuberger Berman International	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,526	1.75%
Transamerica Asset Allocation-Growth Portfolio	71,418	14.70
Transamerica Asset Allocation-Moderate Portfolio	28,856	5.94
Transamerica Asset Allocation-Moderate Growth Portfolio	99,194	20.42
Transamerica Multi-Manager Alternative Strategies Portfolio	581	0.12
Transamerica Multi-Manager International Portfolio	29,663	6.11
Transamerica Asset Allocation-Conservative VP	11,566	2.38
Transamerica Asset Allocation-Growth VP	39,850	8.20
Transamerica Asset Allocation-Moderate Growth VP	119,013	24.50
Transamerica Asset Allocation-Moderate VP	40,916	8.42
Transamerica International Moderate Growth VP	34,104	7.02
Total	$483,687	99.56%

Transamerica Oppenheimer Developing Markets	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$11,113	2.24%
Transamerica Asset Allocation-Growth Portfolio	74,980	15.13
Transamerica Asset Allocation-Moderate Portfolio	29,840	6.02
Transamerica Asset Allocation-Moderate Growth Portfolio	86,545	17.46
Transamerica Multi-Manager Alternative Strategies Portfolio	8,481	1.71
Transamerica Multi-Manager International Portfolio	33,294	6.72
Transamerica Asset Allocation-Conservative VP	16,281	3.29
Transamerica Asset Allocation-Growth VP	48,328	9.75
Transamerica Asset Allocation-Moderate Growth VP	122,172	24.65
Transamerica Asset Allocation-Moderate VP	55,214	11.14
Transamerica International Moderate Growth VP	7,099	1.43
Total	$493,347	99.54%

Transamerica Oppenheimer Small- & Mid-Cap Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,000	2.97%
Transamerica Asset Allocation-Growth Portfolio	32,002	11.88
Transamerica Asset Allocation-Moderate Portfolio	25,586	9.50
Transamerica Asset Allocation-Moderate Growth Portfolio	50,282	18.67
Transamerica Asset Allocation-Conservative VP	11,169	4.15
Transamerica Asset Allocation-Growth VP	25,897	9.62
Transamerica Asset Allocation-Moderate Growth VP	80,690	29.97
Transamerica Asset Allocation-Moderate VP	34,026	12.64
Total	$267,652	99.40%

Transamerica Schroders International Small Cap	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$15,336	2.82%
Transamerica Asset Allocation-Growth Portfolio	60,408	11.11
Transamerica Asset Allocation-Moderate Portfolio	42,144	7.75
Transamerica Asset Allocation-Moderate Growth Portfolio	69,537	12.79
Transamerica Multi-Manager Alternative Strategies Portfolio	9,804	1.80
Transamerica Multi-Manager International Portfolio	38,012	6.99
Transamerica Asset Allocation-Conservative VP	29,108	5.35
Transamerica Asset Allocation-Growth VP	39,069	7.19
Transamerica Asset Allocation-Moderate Growth VP	136,565	25.12
Transamerica Asset Allocation-Moderate VP	68,595	12.62
Transamerica International Moderate Growth VP	32,397	5.96
Total	$540,975	99.50%

Transamerica Third Avenue Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$18,210	4.30%
Transamerica Asset Allocation-Growth Portfolio	55,631	13.13
Transamerica Asset Allocation-Moderate Portfolio	37,904	8.95
Transamerica Asset Allocation-Moderate Growth Portfolio	82,357	19.44
Transamerica Multi-Manager Alternative Strategies Portfolio	6,686	1.58
Transamerica Asset Allocation-Conservative VP	16,922	4.00
Transamerica Asset Allocation-Growth VP	35,738	8.44
Transamerica Asset Allocation-Moderate Growth VP	111,873	26.41
Transamerica Asset Allocation-Moderate VP	56,123	13.25
Total	$421,444	99.50%

Transamerica Thornburg International Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$19,335	3.27%
Transamerica Asset Allocation-Growth Portfolio	46,519	7.86
Transamerica Asset Allocation-Moderate Portfolio	31,239	5.28
Transamerica Asset Allocation-Moderate Growth Portfolio	61,560	10.41
Transamerica Multi-Manager International Portfolio	60,710	10.26
Transamerica Asset Allocation-Conservative VP	24,561	4.15
Transamerica Asset Allocation-Growth VP	31,976	5.41
Transamerica Asset Allocation-Moderate Growth VP	148,477	25.10
Transamerica Asset Allocation-Moderate VP	80,229	13.56
Transamerica International Moderate Growth VP	85,299	14.42
Total	$589,905	99.72%

Transamerica UBS Dynamic Alpha	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$9,447	8.83%
Transamerica Asset Allocation-Growth Portfolio	14,421	13.48
Transamerica Asset Allocation-Moderate Portfolio	16,330	15.26
Transamerica Asset Allocation-Moderate Growth Portfolio	34,003	31.77
Transamerica Multi-Manager Alternative Strategies Portfolio	22,605	21.12
Transamerica Asset Allocation-Growth VP	10,150	9.48
Total	$106,956	99.94%

Transamerica UBS Large Cap Value	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$38,424	3.83%
Transamerica Asset Allocation-Growth Portfolio	194,791	19.43
Transamerica Asset Allocation-Moderate Portfolio	115,082	11.48
Transamerica Asset Allocation-Moderate Growth Portfolio	282,460	28.17
Transamerica Asset Allocation-Conservative VP	31,122	3.10
Transamerica Asset Allocation-Growth VP	55,359	5.52
Transamerica Asset Allocation-Moderate Growth VP	190,701	19.02
Transamerica Asset Allocation-Moderate VP	90,102	8.99
Total	$998,041	99.54%

Transamerica Van Kampen Emerging Markets Debt	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$38,373	10.03%
Transamerica Asset Allocation-Moderate Portfolio	57,059	14.91
Transamerica Asset Allocation-Moderate Growth Portfolio	59,384	15.52
Transamerica Asset Allocation-Conservative VP	49,325	12.89
Transamerica Asset Allocation-Moderate Growth VP	86,173	22.52
Transamerica Asset Allocation-Moderate VP	90,669	23.70
Total	$380,983	99.57%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Transamerica Van Kampen Mid-Cap Growth	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$8,058	3.14%
Transamerica Asset Allocation-Growth Portfolio	36,992	14.44
Transamerica Asset Allocation-Moderate Portfolio	20,028	7.82
Transamerica Asset Allocation-Moderate Growth Portfolio	50,689	19.78
Transamerica Asset Allocation-Conservative VP	12,396	4.84
Transamerica Asset Allocation-Growth VP	14,449	5.64
Transamerica Asset Allocation-Moderate Growth VP	77,423	30.22
Transamerica Asset Allocation-Moderate VP	35,243	13.76
Total	$255,278	99.64%

Transamerica Van Kampen Small Company Growth	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,615	4.32%
Transamerica Asset Allocation-Growth Portfolio	19,713	15.18
Transamerica Asset Allocation-Moderate Portfolio	7,402	5.70
Transamerica Asset Allocation-Moderate Growth Portfolio	18,657	14.36
Transamerica Asset Allocation-Conservative VP	9,016	6.94
Transamerica Asset Allocation-Growth VP	10,481	8.07
Transamerica Asset Allocation-Moderate Growth VP	38,571	29.70
Transamerica Asset Allocation-Moderate VP	19,711	15.17
Total	$129,166	99.44%

Transamerica WMC Emerging Markets	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$5,143	2.88%
Transamerica Asset Allocation-Growth Portfolio	4,673	2.62
Transamerica Asset Allocation-Moderate Portfolio	25,666	14.37
Transamerica Asset Allocation-Moderate Growth Portfolio	18,410	10.31
Transamerica Multi-Manager International Portfolio	25,328	14.18
Transamerica Asset Allocation-Conservative VP	8,259	4.62
Transamerica Asset Allocation-Growth VP	7,530	4.22
Transamerica Asset Allocation-Moderate Growth VP	50,849	28.47
Transamerica Asset Allocation-Moderate VP	32,750	18.34
Total	$178,608	100.01%

Transamerica Clarion Global Real Estate Securities	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$13,992	4.90%
Transamerica Asset Allocation-Growth Portfolio	77,454	27.13
Transamerica Asset Allocation-Moderate Portfolio	47,366	16.59
Transamerica Asset Allocation-Moderate Growth Portfolio	106,841	37.42
Transamerica Multi-Manager Alternative Strategies Portfolio	22,466	7.87
Transamerica Multi-Manager International Portfolio	15,208	5.33
Total	$283,327	99.24%

Transamerica Jennison Growth	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$52,296	7.99%
Transamerica Asset Allocation-Growth Portfolio	209,126	31.95
Transamerica Asset Allocation-Moderate Portfolio	131,965	20.16
Transamerica Asset Allocation-Moderate Growth Portfolio	232,725	35.55
Transamerica Asset Allocation-Conservative VP	576	0.09
Transamerica Asset Allocation-Growth VP	4,714	0.72
Transamerica Asset Allocation-Moderate Growth VP	16,340	2.50
Transamerica Asset Allocation-Moderate VP	1,338	0.20
Total	$649,080	99.16%

Transamerica MFS International Equity	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$14,521	3.66%
Transamerica Asset Allocation-Growth Portfolio	25,544	6.44
Transamerica Asset Allocation-Moderate Portfolio	22,179	5.59
Transamerica Asset Allocation-Moderate Growth Portfolio	26,747	6.74
Transamerica Multi-Manager International Portfolio	33,621	8.48
Transamerica Asset Allocation-Conservative VP	23,104	5.82
Transamerica Asset Allocation-Growth VP	16,915	4.26
Transamerica Asset Allocation-Moderate Growth VP	93,757	23.63
Transamerica Asset Allocation-Moderate VP	59,099	14.90
Transamerica International Moderate Growth VP	79,872	20.13
Total	$395,359	99.65%

Transamerica PIMCO Real Return TIPS	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$74,427	9.89%
Transamerica Asset Allocation-Moderate Portfolio	114,309	15.19
Transamerica Asset Allocation-Moderate Growth Portfolio	115,834	15.39
Transamerica Asset Allocation-Conservative VP	106,702	14.17
Transamerica Asset Allocation-Moderate Growth VP	149,531	19.86
Transamerica Asset Allocation-Moderate VP	169,862	22.57
Transamerica International Moderate Growth VP	16,737	2.22
Total	$747,402	99.29%

Transamerica PIMCO Total Return	Market Values	% of Net Assets
Transamerica Asset Allocation-Conservative Portfolio	$128,965	25.52%
Transamerica Asset Allocation-Moderate Portfolio	198,720	39.33
Transamerica Asset Allocation-Moderate Growth Portfolio	170,447	33.73
Total	$498,132	98.58%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

Investment advisory fees:  The Funds pay management fees to TAM based on average daily net assets (“ANA”) at the following breakpoints:

Transamerica AllianceBernstein International Value
First $200 million	0.88%
Over $200 million up to $500 million	0.81%
Over $500 million	0.77%
Transamerica BlackRock Global Allocation
First $100 million	0.80%
Over $100 million	0.72%
Transamerica BlackRock Large Cap Value
First $250 million	0.80%
Over $250 million up to $750 million	0.775%
Over $750 million	0.75%
Transamerica BlackRock Natural Resources
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million	0.75%
Transamerica BNY Mellon Market Neutral Strategy
ANA	1.40%
Transamerica Federated Market Opportunity
First $30 million	0.85%
Over $30 million up to $50 million	0.80%
Over $50 million up to $500 million	0.70%
Over $500 million up to $750 million	0.675%
Over $750 million	0.65%
Transamerica JPMorgan Core Bond
First $750 million	0.45%
Over $750 million up to $1 billion	0.40%
Over $1 billion	0.375%
Transamerica JPMorgan International Bond
First $100 million	0.55%
Over $100 million up to $250 million	0.52%
Over $250 million up to $500 million	0.51%
Over $500 million up to $1 billion	0.50%
Over $1 billion	0.47%
Transamerica JPMorgan Mid Cap Value
First $100 million	0.85%
Over $100 million	0.80%
Transamerica Loomis Sayles Bond
First $200 million	0.675%
Over $200 million up to $750 million	0.625%
Over $750 million	0.60%
Transamerica Neuberger Berman International
First $100 million	1.00%
Over $100 million	0.95%
Transamerica Oppenheimer Developing Markets
First $50 million	1.20%
Over $50 million up to $200 million	1.15%
Over $200 million up to $500 million	1.10%
Over $500 million	1.05%
Transamerica Oppenheimer Small- & Mid-Cap Value
First $100 million	0.95%
Over $100 million up to $250 million	0.90%
Over $250 million up to $500 million	0.85%
Over $500 million	0.825%
Transamerica Schroders International Small Cap
First $300 million	1.07%
Over $300 million	1.00%
Transamerica Third Avenue Value
ANA	0.80%
Transamerica Thornburg International Value
First $100 million	1.10%
Over $100 million up to $300 million	1.00%
Over $300 million	0.95%
Transamerica UBS Dynamic Alpha
First $150 million	1.40%
Over $150 million up to $300 million	1.30%
Over $300 million	1.20%
Transamerica UBS Large Cap Value
First $200 million	0.82%
Over $200 million up to $400 million	0.76%
Over $400 million up to $750 million	0.74%
Over $750 billion up to $1 billion	0.71%
Over $1 billion up to $1.5 billion	0.67%
Over $1.5 billion	0.62%
Transamerica Van Kampen Emerging Markets Debt
First $250 million	0.95%
Over $250 million up to $500 million	0.85%
Over $500 million	0.80%
Transamerica Van Kampen Mid-Cap Growth
First $1 billion	0.80%
Over $1 billion	0.775%
Transamerica Van Kampen Small Company Growth
First $500 million	0.95%
Over $500 million	0.85%
Transamerica WMC Emerging Markets
First $300 million	1.15%
Over $300 million	1.10%
Transamerica Clarion Global Real Estate Securities
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.65%
Transamerica Jennison Growth
First $250 million	0.80%
Over $250 million up to $500 million	0.775%
Over $500 million up to $1 billion	0.70%
Over $1 billion up to $1.5 billion	0.675%
Over $1.5 billion	0.65%
Transamerica MFS International Equity (Effective August 1, 2009)
First $250 million	0.90%
Over $250 million up to $500 million	0.875%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Transamerica MFS International Equity (Prior to August 1, 2009)
First $250 million	0.925%
Over $250 million up to $500 million	0.90%
Over $500 million up to $1 billion	0.85%
Over $1 billion	0.80%
Transamerica PIMCO Real Return TIPS (Effective July 1, 2009)
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million up to $1 billion	0.60%
Over $1 billion	0.55%
Transamerica PIMCO Real Return TIPS (Prior to July 1, 2009)
First $250 million	0.70%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%
Transamerica PIMCO Total Return
First $250 million	0.675%
Over $250 million up to $750 million	0.65%
Over $750 million	0.60%

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

TAM has contractually agreed to waive its advisory fee and will reimburse each Fund to the extent that operating expenses, excluding dividend expense on short sales and extraordinary expenses, exceed the following stated annual limit:

Fund	Expense Limit
Transamerica AllianceBernstein International Value *	1.13%
Transamerica BlackRock Global Allocation *	1.00
Transamerica BlackRock Large Cap Value	1.00
Transamerica BlackRock Natural Resources	1.00
Transamerica BNY Mellon Market Neutral Strategy	1.65
Transamerica Federated Market Opportunity *	1.05
Transamerica JPMorgan Core Bond	0.70
Transamerica JPMorgan International Bond *	0.75
Transamerica JPMorgan Mid Cap Value	1.05
Transamerica Loomis Sayles Bond	0.88
Transamerica Neuberger Berman International *	1.25
Transamerica Oppenheimer Developing Markets *	1.45
Transamerica Oppenheimer Small- & Mid-Cap Value	1.15
Transamerica Schroders International Small Cap	1.27
Transamerica Third Avenue Value	1.00
Transamerica Thornburg International Value	1.35
Transamerica UBS Dynamic Alpha	1.65
Transamerica UBS Large Cap Value	1.02
Transamerica Van Kampen Emerging Markets Debt	1.15
Transamerica Van Kampen Mid-Cap Growth *	1.00
Transamerica Van Kampen Small Company Growth	1.15
Transamerica WMC Emerging Markets	1.40

*The Fund may not recapture any fees waived and/or reimbursed prior to March 1, 2008.

Funds not listed in the above table did not have an expense limit.

If total Fund expenses fall below the annual expense limitation agreement agreed to by the adviser within the succeeding three years, the Funds may be required to pay the adviser a portion or all of the reimbursed expenses. Amounts recaptured by the adviser during the year ended October 31, 2009 were as follows:

Fund	Recaptured Amount
Transamerica Schroders International Small Cap	$26
Transamerica Thornburg International Value	45

The following amounts were available for recapture as of October 31, 2009:

Transamerica WMC Emerging Markets	Reimbursement of Class Expenses	Available for Recapture Through
Fiscal Year 2008:	$56	10/31/2011
Fiscal Year 2009:	$34	10/31/2012

Administrative services: The Funds have entered into agreements with TFS for financial and legal fund administration services. The Funds pay TFS an annual fee of 0.02% of ANA. The Legal fees on the Statements of Operations are fees paid to external legal counsel.

Transfer agent fees: The Funds pay TFS an annual per-account charge for each open and closed account. For the year ended October 31, 2009, the Funds paid TFS amounts that round to less than $1.

Deferred compensation plan: Each eligible Independent Fund Trustee may elect to participate in a non-qualified deferred compensation plan (the “Plan”) maintained by Transamerica Funds. Under the Plan, such Trustees may defer payment of all or a portion of their total fees earned as a Fund Trustee. Each Trustee who is a participant in the Plan may elect that the earnings, losses or gains credited to his or her deferred fee amounts be determined based on a deemed investment in Class A shares of any series of Transamerica Funds or investment options under Transamerica Partners Institutional Funds Group and Transamerica Institutional Asset Allocation Funds. The right of a participant to receive a distribution from the Plan of the deferred fees is a claim against the general assets of all series of Transamerica Funds.

Retirement plan: Under a prior retirement plan (the “Emeritus Plan”) available to the Independent Trustees, each Independent Trustee was deemed to have been elected to serve as Trustee Emeritus of Transamerica Funds upon his or her termination of service, other than removal for cause, for a maximum period of five years determined by his or her years of service as a Trustee.

Such amounts were to be accrued by Transamerica Funds on a pro rata basis allocable to each Transamerica Fund based on the relative assets of the Fund. If retainers increased in the future, past accruals (and credits) would be adjusted upwards so that 50% of the Trustee’s current retainer was accrued and credited at all times. Upon death, disability or termination of service, other than removal for cause, amounts deferred became payable to an Emeritus Trustee (or his/her beneficiary). Upon commencement of service as Trustee Emeritus, compensation would be paid on a quarterly basis during the time period that the Trustee Emeritus was allowed to serve as such.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 3. (continued)

At October 31, 2009, the Funds’ liability related to the Emeritus Plan was as follows:

Fund	Emeritus Fees
Transamerica AllianceBernstein International Value	$—	(a)
Transamerica BlackRock Global Allocation	1
Transamerica BlackRock Large Cap Value	1
Transamerica Federated Market Opportunity	—	(a)
Transamerica JPMorgan International Bond	1
Transamerica JPMorgan Mid Cap Value	—	(a)
Transamerica Neuberger Berman International	1
Transamerica Oppenheimer Developing Markets	1
Transamerica Oppenheimer Small- & Mid-Cap Value	—	(a)
Transamerica UBS Large Cap Value	—	(a)
Transamerica Van Kampen Emerging Markets Debt	1
Transamerica Van Kampen Mid-Cap Growth	—	(a)
Transamerica Van Kampen Small Company Growth	1
Transamerica Clarion Global Real Estate Securities	—	(a)
Transamerica Jennison Growth	—	(a)
Transamerica MFS International Equity	—	(a)
Transamerica PIMCO Real Return TIPS	1
Transamerica PIMCO Total Return	—	(a)

(a) Rounds to less than $1.

Amounts deferred and accrued under the Emeritus Plan are claims against the general assets of Transamerica Funds.

Funds not listed in the above table did not have a liability related to the Emeritus Plan.

The Emeritus Plan was terminated effective October 30, 2007. Upon termination, the Funds continue to pay any remaining benefits in accordance with the Plan, but no further compensation has been accrued.

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub-advisers for the year ended October 31, 2009 were as follows:

Fund	Brokerage Commissions
Transamerica Third Avenue Value	18
Transamerica UBS Dynamic Alpha	9
Transamerica UBS Large Cap Value	115
Transamerica Van Kampen Mid-Cap Growth	15
Transamerica Van Kampen Small Company Growth	11

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 4. INVESTMENT TRANSACTIONS

The cost of securities purchased and proceeds from securities sold (excluding short-term securities) for the year ended October 31, 2009 were as follows:

	Purchases of securities:		Proceeds from maturities and sales of securities:
Fund	Long-term	U.S. Government	Long-term	U.S. Government
Transamerica AllianceBernstein International Value	$156,378	$—	$144,841	$—
Transamerica BlackRock Global Allocation	130,405	26,431	129,055	33,177
Transamerica BlackRock Large Cap Value	758,830	—	601,335	—
Transamerica BlackRock Natural Resources	7,991	—	3,998	—
Transamerica BNY Mellon Market Neutral Strategy	414,768	—	409,092	—
Transamerica Federated Market Opportunity	85,063	6,727	143,880	1,893
Transamerica JPMorgan Core Bond	154,337	53,872	4,661	—
Transamerica JPMorgan International Bond	351,315	—	418,840	—
Transamerica JPMorgan Mid Cap Value	65,023	—	63,087	—
Transamerica Loomis Sayles Bond	322,788	—	259,723	—
Transamerica Neuberger Berman International	344,612	—	240,451	—
Transamerica Oppenheimer Developing Markets	180,692	—	178,538	—
Transamerica Oppenheimer Small- & Mid-Cap Value	308,307	—	227,737	—
Transamerica Schroders International Small Cap	434,338	—	99,749	—
Transamerica Third Avenue Value	61,855	—	54,477	—
Transamerica Thornburg International Value	527,048	—	91,639	—
Transamerica UBS Dynamic Alpha	289,402	—	409,981	—
Transamerica UBS Large Cap Value	710,782	—	446,784	—
Transamerica Van Kampen Emerging Markets Debt	376,567	—	397,440	—
Transamerica Van Kampen Mid-Cap Growth	140,383	—	55,607	—
Transamerica Van Kampen Small Company Growth	75,140	—	30,667	—
Transamerica WMC Emerging Markets	200,703	—	152,187	—
Transamerica Clarion Global Real Estate Securities	153,118	—	135,293	—
Transamerica Jennison Growth	639,834	—	247,306	—
Transamerica MFS International Equity	322,060	—	46,658	—
Transamerica PIMCO Real Return TIPS	2,576,479	3,325,132	2,856,426	3,356,553
Transamerica PIMCO Total Return	4,800,098	1,659,521	5,299,858	1,608,138

NOTE 5. FEDERAL INCOME TAX MATTERS

The Funds have not made any provision for federal income or excise taxes due to their policy to distribute all of their taxable income and capital gains to their shareholders and otherwise qualify as regulated investment companies under Subchapter M of the Internal Revenue Code. Management has evaluated the Funds’ tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Funds’ financial statements. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatment for items including, but not limited to, wash sales, structured notes, foreign bonds, swaps, net operating losses, distribution reclasses for REITs, passive foreign investment companies, foreign currency transactions, and capital loss carryforwards.

Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.  These reclassifications are as follows:

Fund	Shares of beneficial interest, unlimited shares authorized	Undistributed (accumulated) net investment income (loss)	Undistributed (accumulated) net realized gain (loss) from investment securities
Transamerica AllianceBernstein International Value	$—	$318	$(318)
Transamerica BlackRock Global Allocation	—	(1,560)	1,560
Transamerica BlackRock Natural Resources	—	(7)	7
Transamerica BNY Mellon Market Neutral Strategy	(3,093)	1,744	1,349
Transamerica Federated Market Opportunity	(1,345)	81	1,264
Transamerica JPMorgan Core Bond	(1)	220	(219)
Transamerica JPMorgan International Bond	—	5,323	(5,323)
Transamerica JPMorgan Mid Cap Value	—	(79)	79
Transamerica Loomis Sayles Bond	—	(5,822)	5,822
Transamerica Neuberger Berman International	—	(787)	787
Transamerica Oppenheimer Developing Markets	—	(412)	412
Transamerica Oppenheimer Small- & Mid-Cap Value	(7)	39	(32)
Transamerica Schroders International Small Cap	(6)	396	(390)
Transamerica Third Avenue Value	(16)	(81)	97
Transamerica Thornburg International Value	(66)	(279)	345
Transamerica UBS Dynamic Alpha	(8,095)	273	7,822
Transamerica Van Kampen Emerging Markets Debt	—	(6,008)	6,008
Transamerica Van Kampen Mid-Cap Growth	(129)	121	8
Transamerica Van Kampen Small Company Growth	(284)	277	7
Transamerica WMC Emerging Markets	—	(668)	668
Transamerica Clarion Global Real Estate Securities	88	1,833	(1,921)
Transamerica Jennison Growth	—	(39)	39
Transamerica MFS International Equity	—	(209)	209
Transamerica PIMCO Real Return TIPS	—	8,049	(8,049)
Transamerica PIMCO Total Return	—	(578)	578

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The capital loss carryforwards are available to offset future realized capital gains through the periods listed below. Funds not listed in the table below do not have capital loss carryforwards.

Fund	Capital Loss Carryforwards	Available Through
Transamerica AllianceBernstein International Value	$38,050	October 31, 2016
Transamerica AllianceBernstein International Value	106,355	October 31, 2017
Transamerica BlackRock Global Allocation	21,624	October 31, 2017
Transamerica BlackRock Large Cap Value	49,331	October 31, 2016
Transamerica BlackRock Large Cap Value	112,660	October 31, 2017
Transamerica BlackRock Natural Resources	4,087	October 31, 2017
Transamerica BNY Mellon Market Neutral Strategy	1,569	October 31, 2015
Transamerica BNY Mellon Market Neutral Strategy	8,524	October 31, 2017
Transamerica Federated Market Opportunity	12,018	October 31, 2017
Transamerica JPMorgan Core	206	October 31, 2017
Transamerica JPMorgan Mid Cap Value	25,193	October 31, 2017
Transamerica Loomis Sayles Bond	16,693	October 31, 2017
Transamerica Neuberger Berman International	110,404	October 31, 2016
Transamerica Neuberger Berman International	103,155	October 31, 2017
Transamerica Oppenheimer Developing Markets	70,019	October 31, 2017
Transamerica Oppenheimer Small- & Mid-Cap Value	21,482	October 31, 2016
Transamerica Oppenheimer Small- & Mid-Cap Value	41,116	October 31, 2017
Transamerica Schroders International Small Cap	7,464	October 31, 2016
Transamerica Schroders International Small Cap	11,954	October 31, 2017
Transamerica Third Avenue Value	21,046	October 31, 2016
Transamerica Third Avenue Value	85,861	October 31, 2017
Transamerica UBS Dynamic Alpha	68,909	October 31, 2017
Transamerica UBS Large Cap Value	27,348	October 31, 2016
Transamerica UBS Large Cap Value	205,443	October 31, 2017
Transamerica Van Kampen Emerging Markets Debt	9,789	October 31, 2016
Transamerica Van Kampen Emerging Markets Debt	2,886	October 31, 2017
Transamerica Van Kampen Mid-Cap Growth	5,517	October 31, 2016
Transamerica Van Kampen Small Company Growth	12,060	October 31, 2016
Transamerica Clarion Global Real Estate Securities	26,287	October 31, 2016
Transamerica Clarion Global Real Estate Securities	60,948	October 31, 2017
Transamerica Jennison Growth	33	October 31, 2015
Transamerica Jennison Growth	27,608	October 31, 2016
Transamerica Jennison Growth	13,821	October 31, 2017
Transamerica PIMCO Real Return TIPS	15,770	October 31, 2017

The capital loss carryforwards utilized or expired during the year ended October 31, 2009 was as follows:

Fund	Capital Loss Carryforwards Utilized/Expired During the Year Ended October 31, 2008
Transamerica Van Kampen Mid Cap Growth	$1,528
Transamerica Van Kampen Small Company Growth	654
Transamerica WMC Emerging Markets	1,500
Transamerica MFS International Equity	1,564

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to the short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2008 and 2009 were as follows:

	Distributions Paid From: 2008			Distributions Paid From: 2009
	Ordinary income	Long-term Capital Gain	Return of Capital	Ordinary income	Long-term Capital Gain	Return of Capital
Transamerica AllianceBernstein International Value	$15,225	$25,977	$—	$12,685	$—	$—
Transamerica BlackRock Global Allocation	19,536	17,158	—	17,048	26,424	—
Transamerica BlackRock Large Cap Value	4,505	34,018	—	8,083	—	—
Transamerica BlackRock Natural Resources	2,002	3	—	463	—	—
Transamerica BNY Mellon Market Neutral Strategy	6,638	—	—	—	—	1,349
Transamerica Federated Market Opportunity	769	—	—	1,595	2,752	1,344
Transamerica JPMorgan Core Bond	—	—	—	1,127	—	—
Transamerica JPMorgan International Bond	30,789	—	—	35,346	14,205	—
Transamerica JPMorgan Mid Cap Value	2,266	13,316	—	3,462	1,014	—
Transamerica Loomis Sayles Bond	37,734	—	—	47,564	1,282	—
Transamerica Neuberger Berman International	10,894	41,934	—	8,575	—	—
Transamerica Oppenheimer Developing Markets	15,326	41,296	—	6,583	57,191	—
Transamerica Oppenheimer Small- & Mid-Cap Value	8,817	4,505	—	701	—	—
Transamerica Schroders International Small Cap	—	—	—	1,875	—	—
Transamerica Third Avenue Value	18,496	—	—	—	—	—
Transamerica Thornburg International Value	—	—	—	14	620	—
Transamerica UBS Dynamic Alpha	2,297	—	—	12,157	29,757	1,013
Transamerica UBS Large Cap Value	11,155	9,206	—	16,273	—	—
Transamerica Van Kampen Emerging Markets Debt	28,919	6,945	—	20,808	—	—
Transamerica Van Kampen Mid-Cap Growth	3,386	4,460	—	121	—	—
Transamerica Van Kampen Small Company Growth	2,169	15,799	—	1,229	—	125
Transamerica Clarion Global Real Estate Securities	23,086	32,634	—	4,979	—	—
Transamerica Jennison Growth	228	—	—	430	—	—
Transamerica MFS International Equity	689	1,495	42	—	—	—
Transamerica PIMCO Real Return TIPS	35,688	—	—	22,958	3,893	—
Transamerica PIMCO Total Return	25,987	1,673	—	47,632	—	—

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2009

(all amounts in thousands)

NOTE 5. (continued)

The tax basis components of distributable earnings as of October 31, 2009 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforward	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)*
Transamerica AllianceBernstein International Value	$5,957	$—	$(144,405)	$—	$(29,823)
Transamerica BlackRock Global Allocation	7,492	—	(21,624)	(1,748)	5,816
Transamerica BlackRock Large Cap Value	6,661	—	(161,991)	—	(1,678)
Transamerica BlackRock Natural Resources	431	—	(4,087)	—	2,267
Transamerica BNY Mellon Market Neutral Strategy	—	—	(10,094)	—	(964)
Transamerica Federated Market Opportunity	—	—	(12,018)	—	4,559
Transamerica JPMorgan Core Bond	499	—	(206)	—	1,435
Transamerica JPMorgan International Bond	11,444	5,124	—	—	65,839
Transamerica JPMorgan Mid Cap Value	2,368	—	(25,193)	—	(10,655)
Transamerica Loomis Sayles Bond	6,872	—	(16,693)	—	10,594
Transamerica Neuberger Berman International	4,151	—	(213,559)	—	23,214
Transamerica Oppenheimer Developing Markets	2,442	—	(70,019)	—	49,029
Transamerica Oppenheimer Small- & Mid-Cap Value	789	—	(62,598)	—	31,185
Transamerica Schroders International Small Cap	2,971	—	(19,418)	—	22,616
Transamerica Third Avenue Value	4,825	—	(106,907)	—	(98,117)
Transamerica Thornburg International Value	3,917	—	—	—	44,347
Transamerica UBS Dynamic Alpha	—	—	(68,909)	—	(480)
Transamerica UBS Large Cap Value	9,473	—	(232,791)	—	(88,007)
Transamerica Van Kampen Emerging Markets Debt	1,004	—	(12,675)	—	5,969
Transamerica Van Kampen Mid-Cap Growth	—	—	(5,517)	—	8,566
Transamerica Van Kampen Small Company Growth	—	—	(12,060)	—	(1,723)
Transamerica WMC Emerging Markets	2,395	896	—	—	23,967
Transamerica Clarion Global Real Estate Securities	12,661	—	(87,235)	—	(14,094)
Transamerica Jennison Growth	271	—	(41,462)	—	50,122
Transamerica MFS International Equity	11,678	165	—	—	35,955
Transamerica PIMCO Real Return TIPS	10,702	—	(15,770)	(1,677)	33,585
Transamerica PIMCO Total Return	31,517	—	—	(466)	(7,565)

* Amounts include unrealized gain/loss from foreign currency and derivative instruments, if applicable.

NOTE 6. ACCOUNTING PRONOUNCEMENT

In March 2008, the Financial Accounting Standards Board issued amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Fund disclose: a) how and why an entity uses derivative instruments, b) how derivative instruments and related hedged items are accounted for and c) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows. The adoption of the additional disclosure requirements is effective for financial statements issued for fiscal years beginning after November 15, 2008. Management is currently evaluating the application of the adoption of the additional disclosure requirements and its impact on the Funds’ financial statements.

NOTE 7. SUBSEQUENT EVENTS

Effective on November 1, 2009, TAM terminated its sub-advisory agreement with UBS Global Asset Management (Americas) Inc. with respect to Transamerica UBS Dynamic Alpha and entered into a new investment sub-advisory agreement with First Quadrant, L.P. (“First Quadrant”). In connection with the change in sub-adviser, the Fund’s Board of Trustees has approved changes to the Fund’s objectives, strategies and policies, as well as the Fund’s name. The Fund changed its name to Transamerica First Quadrant Global Macro effective November 1, 2009.

Effective November 30, 2009, all Class I shares were re-designated as Class I2 shares.

Management has evaluated subsequent events through December 21, 2009, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Funds’ Financial Statements.

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and Shareholders of Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Federated Market Opportunity, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, Transamerica WMC Emerging Markets, Transamerica Clarion Global Real Estate Securities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Transamerica AllianceBernstein International Value, Transamerica BlackRock Global Allocation, Transamerica BlackRock Large Cap Value, Transamerica BlackRock Natural Resources, Transamerica BNY Mellon Market Neutral Strategy, Transamerica Federated Market Opportunity, Transamerica JPMorgan Core Bond, Transamerica JPMorgan International Bond, Transamerica JPMorgan Mid Cap Value, Transamerica Loomis Sayles Bond, Transamerica Neuberger Berman International, Transamerica Oppenheimer Developing Markets, Transamerica Oppenheimer Small- & Mid-Cap Value, Transamerica Schroders International Small Cap, Transamerica Third Avenue Value, Transamerica Thornburg International Value, Transamerica UBS Dynamic Alpha, Transamerica UBS Large Cap Value, Transamerica Van Kampen Emerging Markets Debt, Transamerica Van Kampen Mid-Cap Growth, Transamerica Van Kampen Small Company Growth, Transamerica WMC Emerging Markets, Transamerica Clarion Global Real Estate Securities, Transamerica Jennison Growth, Transamerica MFS International Equity, Transamerica PIMCO Real Return TIPS, and Transamerica PIMCO Total Return (individually a “Fund”, collectively the “Funds”) at October 31, 2009, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.  These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits.  We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.  We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Tampa, Florida
December 21, 2009

TRANSAMERICA ALLIANCEBERNSTEIN INTERNATIONAL VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica AllianceBernstein International Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and AllianceBernstein, L.P. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers.  The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed to continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA AMERICAN CENTURY LARGE COMPANY VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica American Century Large Company Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and American Century Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA BLACKROCK GLOBAL ALLOCATION

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Global Allocation (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

TRANSAMERICA BLACKROCK LARGE CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Large Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA BLACKROCK NATURAL RESOURCES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BlackRock Natural Resources (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was January 3, 2007. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA BNY MELLON MARKET NEUTRAL STRATEGY

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica BNY Mellon Market Neutral Strategy (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Mellon Capital Management Corporation (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was on January 3, 2007. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA CLARION GLOBAL REAL ESTATE SECURITIES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Clarion Global Real Estate Securities (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ING Clarion Real Estate Securities LP (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA EVERGREEN HEALTH CARE

INVESTMENT ADVISORY AGREEMENT - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Evergreen Health Care (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period and above the median for the past 3- and 5- year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with medians for its expense group and universe and total expenses were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable there under, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP

INVESTMENT ADVISORY AGREEMENT - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Evergreen International Small Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its expense group and universe and total expenses were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable there under, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

TRANSAMERICA FEDERATED MARKET OPPORTUNITY

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Federated Market Opportunity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Federated Equity Management Co. of Pennsylvania (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was December 6, 2005. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA JENNISON GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Jennison Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Jennison Associates LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 5-year periods and below the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were in line with the median for its peer group and above the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA JPMORGAN CORE BOND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS — INITIAL REVIEW AND APPROVAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds held on April 2, 2009, in approving a mandate to establish Transamerica JPMorgan Core Bond as a New Series of Transamerica Funds, the Board reviewed and considered the proposed investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Funds on behalf of its series Transamerica JPMorgan Core Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement”) for the Fund between TAM and J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”), to determine whether the agreements should be approved for an initial two-year period. Following their review and consideration at this meeting, the Trustees determined that the proposed Investment Advisory Agreement and proposed Investment Sub-Advisory Agreement will enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of its shareholders. The Board, including the Independent members of the Board, unanimously approved the proposed Investment Advisory Agreement and Investment Sub-Advisory Agreement. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the proposed agreements, including information about comparable funds managed by the Sub-Adviser. In considering the proposed approval of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services expected to be provided by TAM and the Sub-Adviser. They concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for other series within the fund complex and the Sub-Adviser’s management capabilities demonstrated with respect to other funds it manages and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications and experience of the Sub-Adviser’s portfolio management team (the Board reviewed carefully the qualifications of the prospective manager for the Fund, noting that the Sub-Adviser and TAM already have an established relationship). The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the proposed Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Fund had not yet commenced operations and therefore had no historical performance for the Board to review. However, the Board examined information regarding a fund managed by the Sub-Adviser with investment objectives and strategies comparable to those of the Fund. The Board noted that the comparable fund and other funds managed by TAM and the Sub-Adviser have generally performed well and have generated investor interest. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s proposed investment objectives, policies and strategies and competitive with other investment companies, and also determined that TAM’s and the Sub-Adviser’s performance records for the Transamerica Series Trust fund indicate that their management of the Fund is likely to benefit the Fund and its shareholders. In this regard, it was noted that Transamerica JPMorgan Core Bond VP had good performance over relevant time periods.

The cost of advisory services provided and the level of profitability. The Fund had not yet commenced operations and therefore no revenue, cost or profitability data was available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs of procuring portfolio management services, as well as the costs of its provision of administration, transfer agency, fund accounting and other services, to the Fund and other funds within the fund complex. Based on such information and the proposed management and sub-advisory fees for the Fund, the Trustees determined that the proposed management and sub-advisory fees of the Fund generally are consistent with industry averages and are appropriate in light of the services expected to be provided or procured, the management fees and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper, Inc. and FactSet.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. In evaluating the extent to which the management fees payable under the new Investment Advisory and Sub-Advisory Agreement reflect economies of scale or will permit economies of scale to be realized in the future, the Board took note of TAM’s and the Sub-Adviser’s pricing strategy and the proposed advisory fee breakpoint (as detailed in the materials provided), and noted each fee breakpoint with respect to the various asset levels to be achieved by the Fund. The Board concluded that the proposed fees, and breakpoints should appropriately benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Fund. The Board also concluded that the Fund’s management fees appropriately reflect the Fund’s anticipated size, the current economic environment for TAM, the competitive nature of the investment company market, and TAM’s pricing strategy. The Board also noted that, in the future, it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale and the appropriateness of management fees payable to TAM and fees payable by TAM to the Sub-Adviser.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund, and that the Sub-Adviser has represented that it would engage in any soft dollar arrangements consistent with applicable law and “best execution” requirements. In addition, the Trustees noted that the Sub-Adviser will be asked to participate in a brokerage program pursuant to which a certain portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, which could limit the amount of “soft-dollar” arrangements the Sub-Adviser may engage in with respect to the Fund’s portfolio brokerage transactions. The nature of the Fund’s investments (fixed income securities) also was noted.

Other considerations. The Board considered the investment objective of the Fund and its investment strategies and determined that the Fund would enhance the investment options for the funds of funds investing in the Fund. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders, and the contributions that TAM makes out of its own profits, directly or indirectly, to promote Transamerica Funds and/or provide for desirable investor services. In approving the Agreements, the Board also considered the high quality of the Sub-Adviser’s portfolio management personnel who will manage the Fund under the Sub-Advisory Agreement, and their overall portfolio management capabilities. The Board determined that the Sub-Adviser, too, has made substantial commitments to the recruitment and retention of high quality personnel, and maintains the financial and operational resources reasonably necessary to manage the Fund.

TRANSAMERICA JPMORGAN INTERNATIONAL BOND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan International Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was December 6, 2005. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA JPMORGAN MID CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica JPMorgan Mid Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and J.P. Morgan Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM offers breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA LEGG MASON PARTNERS ALL CAP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Legg Mason Partners All Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and ClearBridge Advisors, LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period, in line with the median for the past 3-year period and below the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA LOOMIS SAYLES BOND

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Loomis Sayles Bond (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Loomis, Sayles & Company, L.P. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was on January 3, 2007. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund closely. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA MARSICO GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Marsico Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Columbia Management Advisors, LLC (the “Sub-Adviser”) and the portfolio management agreement (the “Portfolio Management Agreement”) between the Sub-Adviser and Marsico Capital Management, LLC (“MCM”), to determine whether the agreements should be renewed. The Board noted that the Sub-Adviser has entered into an agreement with MCM to provide portfolio management services for the Fund.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM, the Sub-Adviser and MCM such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser and MCM. The Trustees also carefully considered information they had previously received from TAM, the Sub-Adviser and MCM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory, Sub-Advisory and Portfolio Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and MCM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed MCM’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for MCM and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and MCM are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and MCM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and MCM, TAM’s management oversight process and the professional qualifications of the portfolio management team of MCM. The Trustees determined that TAM and MCM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-, 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and MCM, the Board concluded that TAM and MCM are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were below the median for its peer group and in line with the median for its peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or MCM from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and MCM from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that MCM is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements MCM may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of MCM. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement for the Fund.

TRANSAMERICA MARSICO INTERNATIONAL GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Marsico International Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Columbia Management Advisors, LLC (the “Sub-Adviser”) and the portfolio management agreement (the “Portfolio Management Agreement”) between the Sub-Adviser and Marsico Capital Management, LLC (“MCM”), to determine whether the agreements should be renewed. The Board noted that the Sub-Adviser has entered into an agreement with MCM to provide portfolio management services for the Fund.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement, Sub-Advisory Agreement and Portfolio Management Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM, the Sub-Adviser and MCM such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser and MCM. The Trustees also carefully considered information they had previously received from TAM, the Sub-Adviser and MCM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory, Sub-Advisory and Portfolio Management Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and MCM to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed MCM’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for MCM and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and MCM are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and MCM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and MCM, TAM’s management oversight process and the professional qualifications of the portfolio management team of MCM. The Trustees determined that TAM and MCM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, and agreed that they would continue to monitor the performance of the Fund. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and MCM, the Board concluded that TAM and MCM are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or MCM from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and MCM from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that MCM is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements MCM may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of MCM. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement, the Sub-Advisory Agreement and the Portfolio Management Agreement for the Fund.

TRANSAMERICA MFS INTERNATIONAL EQUITY

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica MFS International Equity (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and MFS Investment Management (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods and in line with the median for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were above the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL

INVESTMENT ADVISORY AGREEMENT - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Neuberger Berman International (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), to determine whether the agreement should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM such information as they deemed reasonably necessary to evaluate the agreement. The Trustees also carefully considered information they had previously received from TAM as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory Agreement, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decision on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decision:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM to the Fund in the past, as well as the services anticipated to be provided in the future. The Board concluded that TAM is capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM, and the professional qualifications of the portfolio management team of TAM. The Trustees determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable asset allocation funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period and below the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM, the Board concluded that TAM is capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management fee for the Fund. The Trustees noted that the Fund’s contractual management fee was below the median for its expense group and in line with the median for its expense universe and total expenses were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management fee of the Fund generally is appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund and TAM and its affiliates. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Trustees considered the absence of breakpoints in the management fee schedule, and concluded the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM, in the future.

Benefits to TAM and its affiliates from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM and its affiliates from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement, including the fees payable there under, was fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement for the Fund.

TRANSAMERICA OPPENHEIMER DEVELOPING MARKETS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Oppenheimer Developing Markets (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and OppenheimerFunds, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Board discussed the replacement of the Fund’s research analyst. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Fund were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA OPPENHEIMER SMALL- & MID-CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Oppenheimer Small- & Mid-Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and OppenheimerFunds, Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. It was noted that the Fund’s inception date was August 1, 2006. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the medians for its expense group and universe and that the total expenses of the Fund were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PIMCO REAL RETURN TIPS

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica PIMCO Real Return TIPS (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds and separate accounts managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods and in line with the median for its peer universe for the past 5-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were in line with the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer or will offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA PIMCO TOTAL RETURN

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica PIMCO Total Return (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Pacific Investment Management Company LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds and separate accounts managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was in line with the median for its peer universe for the past 1-year period and above the median for its peer universe for the past 3- and 5-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee and total expenses were above the medians for its expense group and universe. The Trustees noted the management fee was reduced in 2007. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer or will offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA SCHRODERS INTERNATIONAL SMALL CAP

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Schroders International Small Cap (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Schroder Investment Management North America Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. It was noted that the Fund has an inception date of March 1, 2008. The Board noted that the Fund’s performance was above the median for its peer universe since inception. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee and total expenses were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA THIRD AVENUE VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Third Avenue Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Third Avenue Management LLC (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees noted that TAM and the Sub-Adviser do not manage any comparable separate accounts. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Fund has an inception date of May 1, 2007. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was in line with the median for its expense group and below the median for its expense universe and that the total expenses of the Fund were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. The Board considered the specific reasons for the absence of breakpoints in the management fee schedule, and concluded that the absence of breakpoints was acceptable under the circumstances. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA UBS DYNAMIC ALPHA

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica UBS Dynamic Alpha (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and UBS Global Asset Management (Americas) Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees discussed the recent management team changes. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Fund has an inception date of January 3, 2007. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period. The Trustees agreed that they would continue to monitor the performance of the Fund closely given recent changes to the management team. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its expense group and universe and that the total expenses of the Fund were in line with the median for its expense group and above the median for its expense universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA UBS LARGE CAP VALUE

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica UBS Large Cap Value (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and UBS Global Asset Management (Americas) Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was below the median for its peer universe for the past 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the median for its expense group and in line with the median for its expense universe and that the total expenses of the Fund were below the medians for its expense group and universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA VAN KAMPEN EMERGING MARKETS DEBT

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Emerging Markets Debt (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the previous 1- and 3-year periods. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was above the medians for its peer group and peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA VAN KAMPEN MID-CAP GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Mid-Cap Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008, noting that the Fund’s inception date was January 3, 2006. The Board noted that the Fund’s performance was below the median for the past 1-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA VAN KAMPEN SMALL COMPANY GROWTH

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS - CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Board”) held on June 4, 2009, the Board reviewed and considered the renewal of the investment advisory agreement (the “Investment Advisory Agreement”) between Transamerica Van Kampen Small Company Growth (the “Fund”) and Transamerica Asset Management, Inc. (“TAM”), as well as the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement”) of the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”), to determine whether the agreements should be renewed.

Following their review and consideration, the Trustees determined that the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement would enable shareholders of the Fund to obtain high quality services at a cost that is appropriate, fair, and in the best interests of Fund shareholders. The Board, including the independent members of the Board, unanimously approved the renewal of the Investment Advisory Agreement and Sub-Advisory Agreement through June 30, 2010. In reaching their decision, the Trustees requested and obtained from TAM and the Sub-Adviser such information as they deemed reasonably necessary to evaluate the agreements, including information about fees and performance of comparable funds managed by the Sub-Adviser. The Trustees also carefully considered information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, as well as comparative fee, expense, and performance information prepared by Lipper Inc. (“Lipper”), an independent provider of mutual fund performance, and fee and expense information and profitability data prepared by management. In considering the proposed continuation of the Investment Advisory and Sub-Advisory Agreements, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by independent legal counsel and their own business judgment, to be relevant. They based their decisions on the following considerations, among others, although they did not identify any consideration or particular information that was controlling of their decisions:

The nature, extent and quality of the advisory services to be provided. The Board considered the nature and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past, as well as the services anticipated to be provided in the future. The Trustees also reviewed the Sub-Adviser’s investment approach for the Fund. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser and a comparison of trading results against a peer universe of managers. The Board concluded that TAM and the Sub-Adviser are capable of providing high quality services to the Fund, as indicated by the nature and quality of services provided in the past by TAM and the Sub-Adviser for this Fund and the experience, capability and integrity of TAM’s senior management, the financial resources of TAM and the Sub-Adviser, TAM’s management oversight process and the professional qualifications of the portfolio management team of the Sub-Adviser. The Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s operations, the competitive landscape of the investment company business and investor needs.

The investment performance of the Fund. The Board examined the short and longer-term performance of the Fund, including relative performance against a peer universe of comparable mutual funds as prepared by Lipper for various trailing periods ended December 31, 2008. The Board noted that the Fund’s performance was above the median for its peer universe for the past 1-year period and in line with the median for the past 3-year period. On the basis of the Board’s assessment of the nature, extent and quality of advisory services to be provided or procured by TAM and the Sub-Adviser, the Board concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Fund’s investment objectives, policies and strategies and competitive with other investment companies.

The cost of advisory services provided and the level of profitability. The Board reviewed profitability information of TAM’s cost of procuring fund management services, as well as the costs of provision of administration, fund accounting and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board reviewed the management and sub-advisory fees for the Fund. The Trustees noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the total expenses of the Fund were below the medians for its peer group and peer universe. Based on their review, the Trustees determined that the management and sub-advisory fees of the Fund generally are appropriate in light of the services expected to be provided or procured, and the anticipated profitability of the relationship between the Fund, TAM and its affiliates, and the Sub-Adviser. In making these observations and determinations, the Board reviewed comparative information provided by Lipper.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale. In evaluating the extent to which the management fees payable under the Investment Advisory and Sub-Advisory Agreements reflect economies of scale or will permit economies of scale to be realized in the future, the Board noted that TAM and the Sub-Adviser offer breakpoints which appropriately benefit investors by passing on economies of scale in the form of lower management fees as the level of assets grows. The Trustees also concluded that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to TAM and fees paid to the Sub-Adviser, in the future.

Benefits to TAM, its affiliates, or the Sub-Adviser from their relationship with the Fund. The Board concluded that other benefits anticipated to be derived by TAM, its affiliates, and the Sub-Adviser from their relationships with the Fund are expected to be consistent with industry practice and the best interests of the Fund and its shareholders. The Trustees noted that TAM would not realize soft dollar benefits from its relationship with the Fund. The Board also noted that the Sub-Adviser is participating in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other considerations. The Board determined that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Trustees favorably considered the procedures and policies in place by TAM to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also determined that TAM has made a significant entrepreneurial commitment to the management and success of the Fund, reflected by TAM’s expense limitation and fee waiver arrangements with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

Conclusion. After consideration of the factors described above as well as other factors, the Trustees, including all of the independent members of the Board, concluded that the Investment Advisory Agreement and the Sub-Advisory Agreement, including the fees payable there under, were fair and reasonable and voted to approve the renewal of the Investment Advisory Agreement and the Sub-Advisory Agreement for the Fund.

TRANSAMERICA EVERGREEN HEALTHCARE

TRANSAMERICA EVERGREEN INTERNATIONAL SMALL CAP

APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds held on October 21, 2008, the Board considered approval of new Investment Subadvisory Agreements with Evergreen Investment Management Company, LLC (“Evergreen”), on behalf of Transamerica Evergreen Healthcare and Transamerica Evergreen International Small Cap (the “New Subadvisory Agreements”).  In October 2008, it was announced that Evergreen’s parent company, Wachovia Corporation, would be acquired by Wells Fargo & Company (the “Transaction”).

It was noted that the Transaction would constitute an “assignment” (within the meaning of the 1940 Act) which would result in the termination of the subadvisory agreements with Evergreen (referred to as the Prior Subadvisory Agreements). At the Board meeting on October 21, 2008, prior to the close of the Transaction, the Board approved the New Subadvisory Agreements with Evergreen. Discussed below are some of the material factors considered by the Board in approving the New Subadvisory Agreements.

The Board considered information with respect to Evergreen, the rationale, structure and expected results of the Transaction and whether the New Subadvisory Agreements were in the best interests of Transamerica Evergreen Healthcare and Transamerica Evergreen International Small Cap (the “Funds”) and their shareholders.

The Board considered that the Funds’ portfolio management teams were not expected to change as a result of the Transaction. The Board also noted that, other than the effective and termination dates, the New Subadvisory Agreements were substantially identical to the Prior Subadvisory Agreements. In its deliberations, the Board also considered information that had been received by the Board in its most recent approval of the Prior Subadvisory Agreements, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreements.

Based upon its review and the representations made to it, the Board, including all of the Independent Board Members, concluded that (a) the terms of the New Subadvisory Agreements were reasonable, fair and in the best interests of the Funds and their holders of beneficial interests, and (b) the fees provided in the New Subadvisory Agreements were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Board Members, approved the New Subadvisory Agreements.

TRANSAMERICA NEUBERGER BERMAN INTERNATIONAL

APPROVAL OF NEW INVESTMENT SUBADVISORY AGREEMENT

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds held on January 22, 2009, the Board considered approval of a new Investment Subadvisory Agreement with Neuberger Berman Management LLC (“Neuberger”), on behalf of Transamerica Neuberger Berman International (the “New Subadvisory Agreement”) in light of Neuberger’s impending acquisition by NBSH Acquisitions, LLC (the “Transaction”).

It was noted that the Transaction would constitute an “assignment” (within the meaning of the 1940 Act) which would result in the termination of the subadvisory agreement with Neuberger (referred to as the Prior Subadvisory Agreement). At the Board meeting on January 22, 2009, prior to the close of the Transaction, the Board approved the New Subadvisory Agreement with Neuberger. Discussed below are some of the material factors considered by the Board in approving the New Subadvisory Agreement.

The Board considered information with respect to Neuberger, the rationale, structure and expected results of the Transaction and whether the New Subadvisory Agreement was in the best interests of Transamerica Neuberger Berman International (the “Fund”) and its shareholders.

The Board considered that the Fund’s portfolio management team was not expected to change as a result of the Transaction. The Board also noted that, other than the effective and termination dates, the New Subadvisory Agreement was substantially identical to the Prior Subadvisory Agreement. In its deliberations, the Board also considered information that had been received by the Board in its most recent approval of the Prior Subadvisory Agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreement.

Based upon its review and the representations made to it, the Board, including all of the Independent Board Members, concluded that (a) the terms of the New Subadvisory Agreement were reasonable, fair and in the best interests of the Fund and its holders of beneficial interests, and (b) the fees provided in the New Subadvisory Agreement were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Board Members, approved the New Subadvisory Agreement.

SUPPLEMENTAL INFORMATION (unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2009, the Funds designated the following as qualified dividend income:

Fund	Qualified Dividend Income

Transamerica AllianceBernstein International Value	$12,685
Transamerica BlackRock Global Allocation	6,275
Transamerica BlackRock Large Cap Value	8,084
Transamerica BlackRock Natural Resources	414
Transamerica Federated Market Opportunity	329
Transamerica JPMorgan Mid Cap Value	3,382
Transamerica Loomis Sayles Bond	443
Transamerica Neuberger Berman International	8,575
Transamerica Oppenheimer Developing Markets	6,340
Transamerica Oppenheimer Small- & Mid-Cap Value	701
Transamerica Schroders International Small Cap	1,875
Transamerica UBS Dynamic Alpha	606
Transamerica UBS Large Cap Value	16,272
Transamerica Van Kampen Mid-Cap Growth	121
Transamerica Van Kampen Small Company Growth	915
Transamerica Jennison Growth	430
Transamerica PIMCO Real Return TIPS	2
Transamerica PIMCO Total Return	323

For corporate shareholders, investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions as follows:

Fund	Dividend Received Deduction Percentage

Transamerica BlackRock Global Allocation	13.49%
Transamerica BlackRock Large Cap Value	100.00
Transamerica BlackRock Natural Resources	100.00
Transamerica BNY Mellon Market Neutral Strategy	23.46
Transamerica Federated Market Opportunity	17.11
Transamerica JPMorgan Mid Cap Value	100.00
Transamerica Loomis Sayles Bond	2.30
Transamerica Oppenheimer Small- & Mid-Cap Value	100.00
Transamerica UBS Dynamic Alpha	100.00
Transamerica UBS Large Cap Value	100.00
Transamerica Van Kampen Mid-Cap Growth	100.00
Transamerica Van Kampen Small Company Growth	51.76
Transamerica Jennison Growth	100.00
Transamerica MFS International Equity	0.58
Transamerica PIMCO Real Return TIPS	0.05
Transamerica PIMCO Total Return	0.89

For tax purposes, the Long-Term Capital Gain Designations for the year ended October 31, 2009 were as follows:

Fund	Long-Term Capital Gain Designation

Transamerica BlackRock Global Allocation	$26,424
Transamerica Federated Market Opportunity	2,752
Transamerica JPMorgan International Bond	14,205
Transamerica JPMorgan Mid Cap Value	1,014
Transamerica Loomis Sayles Bond	1,282
Transamerica Oppenheimer Developing Markets	57,191
Transamerica Thornburg International Value	620
Transamerica UBS Dynamic Alpha	29,757
Transamerica PIMCO Real Return TIPS	3,893

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2009. Complete information will be computed and reported in conjunction with your 2009
Form 1099-DIV.

TRANSAMERICA FUNDS

Management of the Funds

The Board Members and executive officers of the Trust are listed below. The Board governs each Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each Fund and the operation of the Trust by its officers. The Board also reviews the management of each Fund’s assets by the investment adviser and its respective sub-adviser.  The Funds are among the funds advised and sponsored by TAM (collectively, the “Transamerica Asset Management Group”). The Transamerica Asset Management Group (“TAMG”) consists of Transamerica Funds, Transamerica Series Trust (“TST”), Transamerica Investors, Inc. (“TII”), Transamerica Income Shares, Inc. (“TIS”), Transamerica Partners Funds Group (“TPFG”), Transamerica Partners Funds Group II (“TPFG II”), Transamerica Partners Portfolios (“TPP”), and Transamerica Asset Allocation Variable Funds (“TAAVF”).

The mailing address of each Board Member is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716.  The Board Members, their ages and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in TAMG the Board oversees, and other board memberships they hold are set forth in the table below.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INTERESTED BOARD MEMBER**

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999

Chairman and Board Member (2008 – present), President (2007 – present), Chief Executive Officer (2006 – present), Vice President, Secretary and Chief Compliance Officer (2003 – 2006), TII; Chairman, Board Member, President and Chief Executive Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Chief Compliance Officer, General Counsel and Secretary (1999 – 2006), Transamerica Funds and TST; Chairman (2007 – present), Board Member (2006 – present), President and Chief Executive Officer (2006 – present), Senior Vice President (2002 – 2006), General Counsel, Secretary and Chief Compliance Officer (2002 – 2006), TIS; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2000 – present), General Counsel and Secretary (2000 – 2006), Chief Compliance Officer (2004 – 2006), TAM; President and Chief Executive Officer (2006 – present), Senior Vice President (1999 – 2006), Director (2001 – present), General Counsel and Secretary (2001 – 2006), Transamerica Fund Services, Inc. (“TFS”); Vice President, AFSG Securities Corporation (2001 –present); Senior Vice President, General Counsel and Secretary, Transamerica Index Funds, Inc. (“TIF”) (2002 – 2004); and Vice President, Transamerica Investment Services, Inc. (“TISI”) (2003 – 2005) and TIM (2001 – 2005).

				163	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

INDEPENDENT BOARD MEMBERS***

Sandra N. Bane (1952)	Board Member	Since 2008	Retired, KPMG (1999 – present); and Board Member, TII (2003 – present), Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (March 2008 – present).	163	Big 5 Sporting Goods (2002 – present); AGL Resources, Inc. (energy services holding company) (2008 – present)

Leo J. Hill (1956)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, Transamerica Funds and TIS (2002 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); TII (February 2008 – present); Owner and President, Prestige Automotive Group (2001 – 2005); President, L. J. Hill & Company (1999 – present); Market President, Nations Bank of Sun Coast Florida (1998 – 1999); President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998); Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				163	N/A

David W. Jennings (1946)	Board Member	Since 2009	Board Member, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (July 2009 – present); Board Member, TII (July 2009 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	163	N/A

Neal M. Jewell (1935)	Independent Board Member	Since 2007	Retired (2004 – present); Lead Independent Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present); Lead Independent Board Member, Transamerica Funds, TST and TIS (2007 – present); Lead Independent Board Member, TII (February 2008 – present); and Independent Trustee, EAI Select Managers Equity Fund (a mutual fund) (1996 – 2004).	163	N/A

Russell A. Kimball, Jr. (1944)	Board Member	1986 – 1990 and 2002 - Present	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, Transamerica Funds and TIS (2002 – present); TPP, TPFG, TPFG II and TAAVF (2007 – present); and Board Member, TII (February 2008 – present).	163	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

Eugene M. Mannella (1954)	Board Member	Since 2007	Chief Executive Officer, Hedge Fund Services LLC (hedge fund administration) January 2008 – present); Self-employed consultant (2006 – present); President, ARAPAHO Partners LLC (limited purpose broker-dealer) (1998 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (1994 – present); Board Member, Transamerica Funds, TIS and TST (2007 – present); Board Member, TII (February 2008 – present); and President, International Fund Services (alternative asset administration) (1993 – 2005).	163	N/A

Norm R. Nielsen (1939)	Board Member	Since 2006	Retired (2005 – present); Board Member, Transamerica Funds, TST and TIS (2006 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Director, Iowa City Area Development (1996 – 2004); Director, Iowa Health Systems (1994 – 2003); Director, U.S. Bank (1987 – 1988); and President, Kirkwood Community College (1979 – 2005).	163	Buena Vista University Board of Trustees (2004 - present)

Joyce G. Norden (1939)	Board Member	Since 2007	Retired (2004 – present); Board Member, TPFG, TPFG II and TAAVF (1993 – present); Board Member, TPP (2002 – present); Board Member, Transamerica Funds, TST and TIS (2007 – present); Board Member, TII (February 2008 – present); and Vice President, Institutional Advancement, Reconstructionist Rabbinical College (1996 – 2004).	163	Board of Governors, Reconstructionist Rabbinical College (2007 - present)

Patricia L. Sawyer (1950)	Board Member	Since 2007	President and Executive Search Consultant, Smith & Sawyer LLC (consulting) (1989 – present); Board Member, Transamerica Funds and TST (2007 – present); Board Member, TIS (2007 – present); Board Member, TII (2008 – present); and Board Member, TPP, TPFG, TPFG II and TAAVF (1993 – present).	163	N/A

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Funds in Complex Overseen	Other Directorships

John W. Waechter (1952)	Board Member	Since 2005	Attorney, Englander & Fischer, P.A. (March 2008 – present); Retired (2004 – March 2008); Board Member, TST and TIS (2004 – present); Board Member, Transamerica Funds (2005 – present); Board Member, TPP, TPFG, TPFG II and TAAVF (2007 – present); Board Member, TII (February 2008 – present); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	163	N/A

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

**	May be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his employment with TAM or an affiliate of TAM.
***	Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust.

OFFICERS

The mailing address of each officer is c/o Secretary of the Funds, 570 Carillon Parkway, St. Petersburg, Florida 33716. The following table shows information about the officers, including their ages, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

John K. Carter (1961)	Chairman, Board Member, President, and Chief Executive Officer	Since 1999	See the table above.

Dennis P. Gallagher (1970)	Vice President, General Counsel and Secretary	Since 2006

Vice President, General Counsel and Secretary, TII, Transamerica Funds, TST and TIS (2006 – present); Vice President, General Counsel and Secretary, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director, Senior Vice President, General Counsel and Secretary, TAM and TFS (2006 – present); Assistant Vice President, TCI (2007 – present); and Director, Deutsche Asset Management (1998 – 2006).

Joseph P. Carusone (1965)	Vice President, Treasurer and Principal Financial Officer	Since 2007

Vice President, Treasurer and Principal Financial Officer, Transamerica Funds, TST, TIS and TII (2007 – present); Vice President (2007 – present), Treasurer and Principal Financial Officer (2001 – present), TPP, TPFG, TPFG II and TAAVF; Senior Vice President, TAM and TFS (2007 – present); Senior Vice President (January 2008 – present), Vice President (2001 – January 2008); Diversified Investment Advisors, Inc. (“DIA”); Director and President, Diversified Investors Securities Corp. (“DISC”) (2007 – present); Director, Transamerica Financial Life Insurance Company (“TFLIC”) (2004 – present); and Treasurer, Diversified Actuarial Services, Inc. (December 2002 – present).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Christopher A. Staples (1970)	Vice President and Chief Investment Officer	Since 2005

Vice President and Chief Investment Officer (2007 – present); Vice President - Investment Administration (2005 – 2007), TII; Vice President and Chief Investment Officer (2007 – present), Senior Vice President - Investment Management (2006 – 2007), Vice President - Investment Management (2005 – 2006), Transamerica Funds, TST and TIS; Vice President and Chief Investment Officer, TPP, TPFG, TPFG II and TAAVF (2007 – present); Director (2005 – present), Senior Vice President – Investment Management (2006 – present) and Chief Investment Officer (2007 – present), TAM; Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Rick B. Resnik (1967)	Vice President, Chief Compliance Officer and Conflicts of Interest Officer	Since 2008

Chief Compliance Officer, TPP, TPFG, TPFG II and TAAVF (1998 – present); Chief Compliance Officer, Transamerica Funds, TST, TIS and TII (January 2008 – present); Vice President and Conflicts of Interest Officer, TPP, TPFG, TPFG II, TAAVF, Transamerica Funds, TST, TIS and TII (June 2008 – present); Senior Vice President and Chief Compliance Officer, TAM (January 2008 – present); Senior Vice President, TFS (January 2008 – present); Director (2000 – present), Vice President and Chief Compliance Officer (1997 – present), DISC; and Assistant Vice President, TFLIC (1999 – present).

Robert A. DeVault Jr. (1965)	Assistant Treasurer	Since 2009

Assistant Treasurer, Transamerica Funds, TST, TII, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present); and

Assistant Vice President, (2007 - present), Manager, Fund Administration (2002 – 2007), TFS.

Suzanne Valerio-Montemurro (1964)	Assistant Treasurer	Since 2007	Assistant Treasurer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (2007 – present); and Vice President, DIA (1998 – present).

Sarah Bertrand (1967)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present); Assistant Secretary, TII (January 2009 – present) Assistant Vice President and Manager, Legal Administration, TAM and TFS (2007 – present); Assistant Secretary and Chief Compliance Officer, 40|86 Series Trust and 40|86 Strategic Income Fund (2000 – 2007); and Second Vice President and Assistant Secretary, Legal and Compliance, 40|86 Capital Management, Inc. (1994 – 2007).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past 5 Years

Timothy J. Bresnahan (1968)	Assistant Secretary	Since 2009

Assistant Secretary, Transamerica Funds, TST, TIS, TPP, TPFG, TPFG II and TAAVF (January 2009 – present); Assistant Secretary, TII (January 2009 – present) Counsel, TAM (2008 – present); Counsel (contract), Massachusetts Financial Services, Inc. (2007); Assistant Counsel, BISYS Fund Services Ohio, Inc. (2005 – 2007); and Associate, Greenberg Traurig, P.A. (2004 – 2005).

Richard E. Shield, Jr. (1974)	Tax Officer	Since 2008

Tax Officer, Transamerica Funds, TST, TIS, TII, TPP, TPFG, TPFG II and TAAVF (June 2008 – present); Tax Manager, Jeffrey P. McClanathan, CPA (2006 – 2007) and Gregory, Sharer & Stuart (2005 – 2006); Tax Senior, Kirkland, Russ, Murphy & Tapp, P.A. (2003 – 2005); and Certified Public Accountant, Schultz, Chaipel & Co., LLP (1998 – 2003).

*                 Elected and serves at the pleasure of the Board of the Trust.

If an officer has held offices for different Funds for different periods of time, the earliest applicable date is shown.  No officer of the Trust, except for the Chief Compliance Officer, receives any compensation from the Trust.

Additional information about the Fund’s Board Members can be found in the Statement of Additional Information available, without charge, upon request, by calling toll-free 1-888-233-4339 or on the Fund’s website at www.transamericafunds.com.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (—SEC||) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-888-233-4339; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericafunds.com for this and other information about the Portfolios and the Trust. Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Funds will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday–Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

Protecting your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our privacy policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:      This privacy policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

P.O. Box 9012

Clearwater, FL 33758-9012

Customer Service 1-888-233-4339

P.O. Box 9012 • Clearwater, FL 33758-9012

Distributor: Transamerica Capital, Inc.

Item 2: Code of Ethics.

(a)                                  Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)                                 Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)                                  During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)                                 During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)                                  Not Applicable

(f)                                    Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.

Item 3: Audit Committee Financial Experts.

Registrant’s Board of Trustees has determined that Sandra N. Bane, John W. Waechter and Eugene M. Mannella are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, Mr. Waechter and Mr. Mannella are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, Mr. Waechter and Mr. Mannella as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4: Principal Accountant Fees and Services.

		Fiscal Year Ended 10/31
(in thousands)		2008	2009

(a)	Audit Fees	816	690
(b)	Audit-related Fees	66	22
(c)	Tax Fees	484	408
(d)	All Other Fees	N/A	N/A
(e) (1)	Pre-approval policy* (see below)
(e) (2)	% of above that were pre-approved	0%	0%
(f)	If greater than 50%, disclose hours	N/A	N/A
(g)	Non-audit fees rendered to Adviser (or affiliate that provided services to Registrant)	N/A	N/A
(h)

Disclose whether the Audit Committee has considered whether the provisions of non-audit services rendered to the Adviser that were NOT pre-approved is compatible with maintaining the auditor’s independence.

		Yes	Yes

2

* (e) (1)                                                       The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to one or more members or a subcommittee.  Any decision of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

Item 5: Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Neal M. Jewell, Russell A. Kimball, Jr., Eugene M. Mannella, Norman R. Nielsen, Joyce G.Norden, Patricia L. Sawyer and John W. Waechter.

Item 6: Schedule of Investments.

The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.   Not applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.   Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.   Not applicable.

Item 10: Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11: Controls and Procedures.

(a)          The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are appropriately designed to ensure that information required to be disclosed by Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)         The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

3

Item 12: Exhibits.

(a)          (1)   Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(2)          Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(3)          Not applicable.

(b)         A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Act of 1934, or otherwise subject to liability of that section.  Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: December 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John K. Carter
John K. Carter
Chief Executive Officer
Date: December 30, 2009

By:	/s/ Joseph P. Carusone
Joseph P. Carusone
Principal Financial Officer
Date: December 30, 2009

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit

12(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers
12(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
12(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
12(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer

6